OMB APPROVAL
OMB Number: 3235-0570
Expires: January 31, 2014
Estimated average burden hours per response: 20.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado	80206
(Address of principal executive offices)	(Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 9/30
Date of reporting period: 9/30/11

Item 1 — Reports to Shareholders

ANNUAL REPORT

September 30, 2011

Janus Alternative Funds

Janus Global Market Neutral Fund
(formerly named Janus Long/Short Fund)
Janus Global Real Estate Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Alternative Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

Punting politicians

We would like to take this opportunity to thank you for investing with Janus.

As we head into the fourth quarter, we find it troubling that politicians hold the keys to confidence. Even more unsettling is their propensity to fiddle with half-measures while financial markets burn. Yet despite some signs of progress, Europe’s debt crisis remains unresolved. Washington, meanwhile, appears to have made scant progress on a deficit reduction plan and has kicked the proverbial can to a Congressional “super committee” that itself is likely to punt, given its highly partisan profile. We expect some hard choices to eventually come out of Brussels and Washington. Unfortunately, the risks of a policy error are growing, with potentially unsettling consequences for the global economy.

Companies, for their part, need more regulatory clarity and tax incentives to hire and invest. This is the clearest path out of the public debt crisis, as economic growth increases the tax base and lowers deficits. Yet with so much uncertainty about “normalized” demand, companies are reluctant to deploy capital. The good news is they are holding a record $2 trillion in cash and short-term investments. Even a roadmap out of the debt crisis in Europe and modest steps towards fiscal stability in the U.S. may revive business confidence and spark a rebound in investment and hiring.

Equities: strong fundamentals persist

Equity correlations between both stocks and sectors soared to record levels in September, making it a challenging environment for individual security selection. We’re confident that correlations will decline as the situation in Europe stabilizes, however, and stocks will trade more on their underlying fundamentals.

In a tougher economy, we think individual security selection will be the key to outperformance once correlations start to normalize. Sectors such as health care may have a challenging outlook, for example. Yet there are always well-positioned companies to be unearthed through fundamental research. Our technology analysts see a slowdown in tech spending, yet they are excited about secular growth drivers in areas such as storage, tablets and cloud computing. Some European companies look attractive to us too. Many have been punished simply for being domiciled in Europe. Yet a majority of their sales growth comes from emerging markets and other regions, and remains relatively healthy.

Ultimately, our conviction stems from what we see as reasonable valuations at the company level and growth drivers that we think can withstand a tougher economy. High correlations have been frustrating to us. Yet we think correlations will eventually decline, providing an excellent backdrop for active management to outperform.

Fixed Income: finding attractive entry points

While we remain very bullish on the credit markets, we have been moving to a more conservative positioning in an effort to protect on the downside in light of unpredictable macro outcomes. Investors may be concerned about low absolute yields, but growth outlooks are declining and inflation expectations have come down sharply as skepticism rises about the trajectory of the global economy. The key risk is that growth slows more than anticipated. An unintended consequence of lower rates is that it creates incentives for people to save more and spend less, which could put pressure on the economic expansion.

Treasuries have been the best way to express these concerns in fixed income, and we have been adding long-dated Treasuries in applicable portfolios – a move that has aided returns and helped to protect portfolios on the downside. While this buying of Treasuries has helped lower the volatility of portfolios, at some point in the future we anticipate liquidating Treasuries as underlying valuations are not attractive on a historical basis.

Overall, we are finding attractive opportunities across the credit markets. We remain disciplined in our security selection with a focus on companies that continue to go through a positive fundamental transformation of their capital structure. While 2009 and 2010 were strong years for the credit markets, we believe additional upside remains, but security selection is critical in this environment.

Janus Alternative Funds | 1

Continued

Outlook: opportunity for patient investors

As we look ahead, we expect a slower-growth environment heading into 2012. While U.S. growth is likely to slow, we think the economy will avoid another full-scale recession. We would be leery of more unconventional stimulus, however, because we do not believe it would fundamentally address the underlying problems of uncertainty and deleveraging.

With valuations down sharply, markets may already be discounting these concerns. We see no shortage of opportunities in both equities and fixed income and remain committed to finding them through deep, fundamental research. For those who invest actively, the long-term outlook remains bright.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

The opinions are those of the authors as of 09-2011 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

There is no assurance that the investment process will consistently lead to successful investing.

Investing involves market risk. Investment return and value will fluctuate and it is possible to lose money by investing.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

U.S. Treasury securities are direct debt obligations issued by the U.S. Government. With government bonds, the investor is a creditor of the government. Treasury Bills and U.S. Government Bonds are guaranteed by the full faith and credit of the United States government, are generally considered to be free of credit risk and typically carry lower yields than other securities. Bonds in a portfolio are typically intended to provide income and/or diversification. In general, the bond market is volatile. Bond prices rise when interest rates fall and vice versa. This effect is usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

2 | SEPTEMBER 30, 2011

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was September 30, 2011. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2011 to September 30, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least February 1, 2013. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees

Janus Alternative Funds | 3

(where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | SEPTEMBER 30, 2011

Janus Global Market Neutral Fund (unaudited)

Fund Snapshot
On September 30th, 2011, the Janus Long/Short Fund was renamed Janus Global Market Neutral Fund. The name reflects our new goals for the product: invest worldwide on a hedged basis, targeting 5-8% returns with little or no correlation to equity or bond markets. We emphasize absolute return and downside protection by investing in long positions with a focus on dividend paying stocks. We employ short selling and call overwriting strategies in an effort to hedge risk and increase income, respectively.
Daniel Riff portfolio manager

Performance Summary

During the 12-month period ending September 30, 2011, the Fund’s Class I Shares returned -9.91%, versus 0.11% for the Citigroup 3-month U.S. Treasury Bill Index, the Fund’s primary benchmark. The Fund’s secondary benchmark, the MSCI All Country World Index (ACWI), returned -6.01%.

Performance Discussion

After co-managing the fund since its August 2006 inception, I am now the sole manager. My goal is to deliver steadier returns than the market with three simple tools:

1. A diversified long portfolio emphasizing high quality companies paying healthy and rising dividends.

2. A short book that neutralizes sector and geographic risk by shorting expensive, lower quality companies that pay very low dividends.

3. A persistent call overwriting strategy, in which we sell short-dated out of the money calls for income.

Performance for the 12-month period ending September 30th was disappointing. The Fund was down 9.91% versus the ACWI decline of 6.01%. Poor stock picking in energy, materials and utilities hurt on the long side, as did an overweight position in energy. The period from June 2011 through September 2011 was more encouraging. During these four months, I managed 100% of the Fund’s assets under the strategy described above. For this period, the ACWI declined 18.72% while the Fund was down 5.73%. While this is not the positive absolute return we target through a market cycle, we avoided more than 70% of the ACWI’s decline. We also had a very encouraging finish to the 12-month period, gaining 0.63% in September while the ACWI fell 9.44% in the month.

At period end, the long part of the portfolio, as described above, was invested in a globally diversified portfolio of companies that I characterize as high quality and undervalued. These businesses typically grow 3-5% per year and pay 3-5% dividend yields. They have stable, recurring free cash flows, track records of increasing dividend payments faster than earnings growth and low probability of downside outcomes. Since 1930, dividends have accounted for 42% of total S&P 500 Index returns, ranging from 71% during periods of weak economic growth (such as the 1970s) to 13% during the 1990s, when the tech bubble drove price appreciation. I believe we could face flatter returns for some time, so clipping 3-5% dividend coupons while hedging out market volatility seems a prudent strategy.

With our short holdings, as described above, our approach is worth exploring further. We do not short single stocks because the risk/reward is asymmetrically stacked against us. Equities tend to go up over time, and low quality businesses are often bought by companies that have excess cash on hand and are willing to pay a premium multiple. But we do not hedge our exposures solely with exchange traded funds (“ETFs”). ETFs can be costly to borrow, and they often hold many of the same stocks that we hold in our long portfolio – partially cancelling our long positions.

Instead, we use customized baskets of stocks to express our short views. These are typically global, equal-weighted and diversified. They are populated with companies that pay lower dividend yields (the bottom third of a given sector’s payout, usually). Moreover, the constituents of each basket tend to be expensive – 3-10 points higher than their underlying sector average on a price/earnings basis. The goal of these baskets is to hedge out sector, geography and other exposures with holdings that are both efficient (cheap to borrow, liquid to trade) and effective (lower dividend payment outflow, more likely to underperform the broader sector). According to our research, we find that these customized baskets tend to underperform their comparable ETFs, widening the gap between our high dividend yielding long securities and the shorts we used to hedge out their market risk.

Janus Alternative Funds | 5

Janus Global Market Neutral Fund (unaudited)

As noted above, we also sell calls for additional income. By writing one-to-three month calls that are 3-10% out of the money, the goal is to generate an additional 2-5% in annual income for the fund. With volatility levels elevated today, we only need to overwrite a small portion of our long book (20-30%) to reach that income target. Call overwriting is a plain vanilla tool to dampen volatility, get paid to exit securities at valuations you are willing to sell into and earn modest income. In extensive research, it has been shown to outperform in down, flat and modestly rising markets.

The recent sell-off in global equity markets has created opportunities to invest and further diversify into companies that we think are great long term value creators – at valuations well below their recent peaks in April, 2011. In consumer staples, we have invested in companies that we think have powerful brands, global growth potential and pricing power. We have also found investment opportunities in industrial companies that have recurring revenue models that do not depend heavily on capital cycles, but have been punished as if they were more economically sensitive stocks. A recent addition, for example, is Emerson Electric, a U.S.-based industrial company with a high share of revenues from emerging markets and a history of smart capital allocation. The company has raised its dividend consistently for decades – allowing shareholders to benefit from its growth even during periods when the stock price was flat.

Another recent addition is Cisco Systems. The networking equipment company has lowered its growth forecasts from double-to single-digits, which may not sound compelling on the surface. Yet this should enable the company to return more cash to shareholders over time, and reduces the likelihood that management will squander capital in pursuit of unrealistically high growth expectations.

On the long side, our stock selections in energy detracted the most from relative results. Two of our biggest detractors were European companies: Eni and BP. Eni is an Italian firm that derives 20% of profits from production in Libya (which has largely halted output due to the civil unrest) and may face higher taxes from the Italian government; we think the stock may stay under pressure and therefore sold it. BP has a strong set of assets, the ability to generate moderate growth and a stock price that reflects perpetual declines in production and cash flow, in our view. We think it is one of the cheapest super-major energy stocks and the valuation implies more upside than downside from here.

Contributors to relative performance on the long side included selections in consumer staples and financials. Fosters Group was a top contributing long in consumer staples. We purchased the leading Australian beer company when it was priced for flat industry sales and continued market share loss. We sold it when the price reflected a take-out expectation by SAB Miller – an acquirer who will trim costs and accelerate beer sales. CB Richard Ellis (CBRE) was our top contributing long in the financials segment. CBRE is a leading commercial real estate services firm and a beneficiary of a slow-but-steady recovery in commercial transactions and services demand.

During the period, the Fund used futures, swaps and forward exchange contracts. Our derivative positions contributed to overall performance. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

Looking forward, we expect an environment of lower end market demand and higher tax rates in developed markets. Wage pressures, meanwhile, are rising in emerging markets such as China (where labor rates are rising at an annualized rate of 30-40%). In developed markets, most recent data suggest productivity has plateaued or even reversed as people work more hours to produce the same amount of goods. Technology may be less of a productivity engine than it was in the first decade of the 2000s; the latest wave of tech is more about social media and entertainment consumption than corporate work processes, and does not enhance productivity as much as previous waves. Productivity growth has been a significant profit driver and we worry about what will replace it.

Europe’s problems are a key risk to global growth and without a coordinated policy response, we are likely to see ongoing pressure in European markets or a full-blown crisis. If the euro monetary zone survives, it would need some sort of fiscal union to back it up. However, neither the strong nor weak countries of Europe appear prepared for this. The U.S., meanwhile, looks increasingly paralyzed by frantic fiscal and monetary decision making. The markets have issued a clear verdict on Federal Reserve Chairman Ben Bernanke’s latest stimulus measure. Policy makers seem to be acting in desperation and are making companies and people nervous. We need clarity for the financial markets to unfreeze investment and for capital markets to work.

In this slower growth environment, we are focusing on dividend paying companies with steady growth and pricing power, on the long side, while we continue to hedge exposures on the short side through ETFs and swaps. Dividends and income will be an increasingly large component of total returns, and we are committed to providing attractive levels of income with minimum market exposure in order to generate strong risk-adjusted returns.

Thank you again for your investment in Janus Global Market Neutral Fund.

6 | SEPTEMBER 30, 2011

(unaudited)

Janus Global Market Neutral Fund At A Glance

5 Top Performers – Holdings

Contribution

Morgan Stanley Low Dividend Yield Basket Swap	3.87%
Morgan Stanley Low Dividend Healthcare Basket Swap	1.99%
U.S. Inflation Basket Swap	1.44%
Morgan Stanley MIB (Milano Italia Borsa) Ex Tel Italia & Enel Basket Swap	1.42%
Morgan Stanley Energy Select Sector Replacement Basket Swap	1.21%

5 Bottom Performers – Holdings

Contribution

eMini S&P 500	–2.71%
Koninklijke Philips Electronics N.V.	–1.50%
SPDR S&P 500 Trust (ETF)	–1.33%
SPDR S&P Retail (ETF)	–1.20%
Molycorp, Inc.	–1.00%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Other**	9.20%	10.26%	0.00%
Consumer Staples	1.20%	6.38%	9.51%
Health Care	0.41%	15.65%	8.41%
Telecommunications Services	–0.67%	9.47%	4.70%
Consumer Discretionary	–0.77%	3.88%	9.93%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Materials	–3.45%	5.83%	8.97%
Financials	–2.28%	14.24%	20.48%
Energy	–1.93%	11.98%	11.67%
Utilities	–1.68%	8.04%	3.86%
Industrials	–1.47%	8.81%	10.72%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Alternative Funds | 7

Janus Global Market Neutral Fund (unaudited)

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2011

Emerging markets comprised 2.3% of total net assets.

As of September 30, 2010

Emerging markets comprised 14.2% of total net assets.

Top Country Allocations – Short Positions (% of Securities Sold Short)
As of September 30, 2011

As of September 30, 2010

Emerging markets comprised 1.2% of total net assets.

8 | SEPTEMBER 30, 2011

(unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2011				per the January 28, 2011 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Market Neutral Fund – Class A Shares
NAV	–10.18%	–1.39%	–0.53%	4.47%	3.94%
MOP	–15.34%	–2.55%	–1.67%

Janus Global Market Neutral Fund – Class C Shares
NAV	–10.75%	–1.98%	–1.16%	4.73%	4.69%
CDSC	–11.64%	–1.98%	–1.16%

Janus Global Market Neutral Fund – Class I Shares	–9.91%	–1.06%	–0.22%	3.70%	3.68%

Janus Global Market Neutral Fund – Class R Shares	–10.34%	–2.80%	–1.94%	4.28%	4.28%

Janus Global Market Neutral Fund – Class S Shares	–10.07%	–1.43%	–0.59%	4.03%	4.03%

Janus Global Market Neutral Fund – Class T Shares	–10.00%	–1.08%	–0.24%	3.77%	3.77%

Citigroup 3-Month U.S. Treasury Bill Index	0.11%	1.62%	N/A

Morgan Stanley Capital International All Country World IndexSM	–6.01%	–1.59%	–0.70%

S&P 500® Index	1.14%	–1.18%	–0.11%

London Interbank Offered Rate (LIBOR)	0.29%	2.10%	2.20%

Lipper Quartile – Class I Shares	4th	2nd	2nd

Lipper Ranking – based on total return for Long/Short Equity Funds	136/141	12/28	11/26

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Alternative Funds | 9

Janus Global Market Neutral Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, real estate investment trusts (“REITs”), initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Long/Short Fund (the “JAD predecessor fund”) into corresponding shares of Janus Long/Short Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any applicable fee and expense limitations or waivers. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class I Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

August 3, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

10 | SEPTEMBER 30, 2011

(unaudited)

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective May 12, 2011, Daniel Riff is the portfolio manager of the Fund.

Effective September 30, 2011, Janus Long/Short Fund changed its name to Janus Global Market Neutral Fund.

*	The predecessor Fund’s inception date – August 1, 2006

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$913.80	$15.45

Hypothetical (5% return before expenses)	$1,000.00	$1,008.92	$16.22

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$912.00	$17.73

Hypothetical (5% return before expenses)	$1,000.00	$1,006.52	$18.61

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$914.80	$14.54

Hypothetical (5% return before expenses)	$1,000.00	$1,009.88	$15.27

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$913.20	$16.69

Hypothetical (5% return before expenses)	$1,000.00	$1,007.62	$17.51

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$915.70	$15.46

Hypothetical (5% return before expenses)	$1,000.00	$1,008.92	$16.22

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$915.60	$13.97

Hypothetical (5% return before expenses)	$1,000.00	$1,010.48	$14.67

†	Expenses are equal to the annualized expense ratio of 3.22% for Class A Shares, 3.70% for Class C Shares, 3.03% for Class I Shares, 3.48% for Class R Shares, 3.22% for Class S Shares and 2.91% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Alternative Funds | 11

Janus Global Market Neutral Fund

Schedule of Investments

As of September 30, 2011

Shares/Principal/Contract Amounts		Value

Common Stock – 84.7%
Aerospace and Defense – 2.2%
8,295	Boeing Co.**	$501,930
10,570	Raytheon Co.**	431,996
		933,926
Applications Software – 4.6%
80,655	Microsoft Corp.**	2,007,503
Beverages – Wine and Spirits – 1.0%
22,925	Diageo PLC**	436,113
Brewery – 1.8%
14,745	Anheuser-Busch InBev N.V.**	781,891
359,335	Anheuser-Busch InBev N.V. – VVPR Strip*,**	963
		782,854
Cable/Satellite Television – 2.6%
39,240	Comcast Corp. – Class A**	820,116
4,730	Time Warner Cable, Inc. – Class A	296,429
		1,116,545
Cellular Telecommunications – 3.9%
65,415	Vodafone Group PLC**	1,677,895
Chemicals – Diversified – 1.5%
3,477	BASF S.E.**	210,944
10,760	E.I. du Pont de Nemours & Co.**	430,077
		641,021
Commercial Banks – 0.9%
19,783	Standard Chartered PLC**	394,809
Commercial Services – 0.1%
6,500	Sun-Life Corp	60,309
Computers – Memory Devices – 1.7%
72,984	Seagate Technology**	750,276
Cosmetics and Toiletries – 1.6%
7,725	Colgate-Palmolive Co.**	685,053
Diversified Banking Institutions – 1.1%
17,695	Credit Suisse Group A.G. (ADR)**	464,317
Diversified Operations – 2.5%
8,105	Eaton Corp.	287,727
18,905	Tyco International, Ltd. (U.S. Shares)**	770,379
		1,058,106
Electric – Distribution – 1.0%
373,907	Spark Infrastructure Group	447,566
Electric Products – Miscellaneous – 1.5%
15,410	Emerson Electric Co.**	636,587
Electric – Transmission – 1.0%
16,841	Brookfield Infrastructure Partners L.P.**	409,910
Electronic Components – Miscellaneous – 2.3%
56,557	Koninklijke Philips Electronics N.V.**	1,012,298
Food – Miscellaneous/Diversified – 3.6%
7,900	H.J. Heinz Co.**	398,792
37,038	Unilever PLC**	1,160,103
		1,558,895
Gold Mining – 0.8%
5,755	Newmont Mining Corp.	361,990
Human Resources – 0.6%
7,580	Manpower Group**	254,840
Life and Health Insurance – 2.4%
122,794	Prudential PLC**	1,050,889
Machine Tools and Related Products – 1.2%
45,806	Sandvik A.B.**	526,430
Machinery – Construction and Mining – 0.9%
22,203	Atlas Copco A.B. – Class A	392,393
Medical – Drugs – 12.4%
30,930	AstraZeneca PLC (ADR)**	1,372,055
23,240	GlaxoSmithKline PLC (ADR)**	959,579
87,004	Pfizer, Inc.**	1,538,231
23,034	Sanofi**	1,512,225
		5,382,090
Metal – Copper – 1.3%
18,465	Freeport-McMoRan Copper & Gold, Inc. – Class B**	562,259
Networking Products – 1.3%
36,480	Cisco Systems, Inc.**	565,075
Non-Hazardous Waste Disposal – 2.4%
32,465	Waste Management, Inc.**	1,057,060
Oil Companies – Exploration and Production – 2.0%
12,305	Occidental Petroleum Corp.**	879,807
Oil Companies – Integrated – 5.8%
45,585	BP PLC**	1,644,251
7,555	ConocoPhillips	478,383
6,135	Royal Dutch Shell PLC**	377,425
		2,500,059
Power Converters and Power Supply Equipment – 1.3%
10,721	Schneider Electric S.A.**	577,140
Publishing – Books – 0.7%
38,131	Reed Elsevier PLC**	290,452
REIT – Diversified – 1.0%
66,105	Lexington Realty Trust**	432,327
REIT – Mortgage – 1.0%
25,945	Annaly Mortgage Management, Inc.**	431,465
REIT – Warehouse and Industrial – 0.6%
358,800	Amis Amp Capital Industrial	272,470
Retail – Discount – 2.2%
18,705	Wal-Mart Stores, Inc.**	970,789
Retail – Drug Store – 2.0%
25,605	Walgreen Co.**	842,148
Retail – Major Department Stores – 2.2%
11,645	Nordstrom, Inc.**	531,943
3,217	PPR**	414,950
		946,893
Semiconductor Components/Integrated Circuits – 2.3%
85,620	Taiwan Semiconductor Manufacturing Co., Ltd.**	978,637
Semiconductor Equipment – 1.6%
17,610	KLA-Tencor Corp.	674,111
Steel – Producers – 0.9%
24,786	ArcelorMittal**	395,815
Tobacco – 0.7%
9,314	Imperial Tobacco Group PLC**	314,500

See Notes to Schedules of Investments and Financial Statements.

12 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Shares/Principal/Contract Amounts		Value

Toys – 2.2%
35,865	Mattel, Inc.**	$928,545

Total Common Stock (cost $38,926,924)		36,662,167

Exchange – Traded Fund – 1.7%
Commodity – 1.7%
51,400	Sprott Physical Gold Trust (ETF)*,** (cost $655,905)	721,142

Exchange – Traded Note – 4.7%
Sector Fund – Energy – 4.7%
59,933	JPMorgan Alerian MLP Index (ETN)*,** (cost $2,178,085)	2,040,719

Purchased Options – Calls – 0.2%
64	Dax Index expires October 2011 exercise price 7,420 EUR	66,220
45	Nikkei 225 Index expires September 2012 exercise price 9,591.55 JPY	22,342
4	S&P 500® Index expires September 2012 exercise price $1,316.70	17,307

Total Purchased Options – Calls (premiums paid $102,622)		105,869

Total Investments (total cost $41,863,536) – 91.3%		39,529,897

Securities Sold Short – (31.6)%
Exchange – Traded Funds Sold Short – (31.6)%
Commodity – (3.1)%
39,650	PowerShares DB Commodity Index Tracking Fund (ETF)	(1,020,195)
10,250	United States Oil Fund (ETF)	(312,625)
		(1,332,820)
Corp/Pref-High Yield – (2.0)%
10,381	iShares iBoxx $ High Yield Corporate Bond (ETF)	(858,820)
Emerging Market – Equity – (5.9)%
24,343	iShares MSCI Emerging Markets Index (ETF)	(853,709)
47,854	Vanguard Emerging Markets (ETF)	(1,717,480)
		(2,571,189)
Growth – Large Cap – (2.2)%
8,585	SPDR S&P 500 Trust (ETF)	(971,564)
Growth – Mid Cap – (4.9)%
14,890	Midcap SPDR Trust Series 1 (ETF)	(2,116,316)
International Equity – (9.0)%
43,000	iShares MSCI EAFE Index Fund (ETF)	(2,053,250)
73,660	SPDR S&P International Small Cap (ETF)	(1,850,339)
		(3,903,589)
Region Fund – Geo Focused Equity – (1.6)%
58,155	iShares MSCI Taiwan Index (ETF)	(686,811)
Region Fund – Latin America – (2.8)%
31,714	iShares S&P Latin America 40 Index Fund (ETF)	(1,233,040)

Total Securities Sold Short (proceeds $15,390,318 )		(13,674,149)

Cash, Receivables and Other Assets, net of Liabilities**– 40.3%		17,429,477

Net Assets – 100%		$43,285,225

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$447,566	1.1%
Belgium	782,854	2.0%
Bermuda	409,910	1.0%
Canada	721,142	1.8%
France	2,504,315	6.3%
Germany	210,944	0.5%
Ireland	750,276	1.9%
Japan	60,309	0.2%
Luxembourg	395,815	1.0%
Netherlands	1,012,298	2.6%
Singapore	272,470	0.7%
Sweden	918,823	2.3%
Switzerland	1,234,696	3.1%
Taiwan	978,637	2.5%
United Kingdom	9,678,071	24.5%
United States	19,151,771	48.5%

Total	$39,529,897	100.0%

Summary of Investments by Country – (Short Positions)

		% of Securities
	Value	Sold Short

United States	$(13,674,149)	100.0%

Total	$(13,674,149)	100.0%

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Appreciation

HSBC Securities (USA), Inc.:
British Pound 10/6/11	3,075,000	$4,794,458	$273,573
Euro 10/6/11	2,540,000	3,402,527	248,213

Total		$8,196,985	$521,786

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 13

Janus Global Market Neutral Fund

Schedule of Investments

As of September 30, 2011

Financial Futures – Long
7 Contracts	Gold 100 OZ Future expires December 2011, principal amount $1,308,806, value $1,135,610, cumulative depreciation	$(173,196)

Financial Futures – Short
9 Contracts	Copper Future expires December 2011, principal amount $788,111, value $709,200, cumulative appreciation	$78,911
12 Contracts	EURO FX Currency Future expires December 2011, principal amount $2,021,018, value $2,012,251, cumulative appreciation	8,767
7 Contracts	EURO STOXX 50 Future expires December 2011, principal amount $194,547, value $202,173, cumulative depreciation	(7,626)
34 Contracts	Hang Seng IDC Future expires December 2011, principal amount $4,229,158, value $3,789,751, cumulative appreciation	439,407

		$519,459

Schedule of Written Options – Calls	Value

Abbott Laboratories expires November 2011 40 contracts exercise price $55.00	$(1,400)
AT&T, Inc. expires December 2011 45 contracts exercise price $30.00	(2,343)
ConocoPhillips expires November 2011 40 contracts exercise price $67.50	(5,513)
Dow Jones EURO STOXX 50 expires October 2011 135 contracts exercise price 2,225 EUR	(124,135)
Emerson Electric Co. expires November 2011 70 contracts exercise price $47.00	(4,672)
Hang Seng Index expires October 2011 800 contracts exercise price 20,200 HKD	(4,323)
iShares Barclays 20+ Year Treasury Bond Fund (ETF) expires October 2011 130 contracts exercise price $118.00	(53,127)
iShares Barclays 20+ Year Treasury Bond Fund (ETF) expires October 2011 123 contracts exercise price $123.00	(20,886)
iShares MSCI EAFE Index (ETF) expires October 2011 135 contracts exercise price $50.00	(13,677)
iShares Russell 2000 Index Fund (ETF) expires October 2011 185 contracts exercise price $70.00	(12,019)
iShares Russell 2000 Index Fund (ETF) expires October 2011 140 contracts exercise price $73.00	(2,942)
Occidental Petroleum Corp. expires November 2011 60 contracts exercise price $85.00	(7,599)
Powershares DB Commodity expires October 2011 365 contracts exercise price $28.00	(1,030)
S&P 500® Index expires October 2011 33 contracts exercise price $1,235.00	(12,055)
The Boeing Co. expires November 2011 35 contracts exercise price $67.50	(3,562)

Total Written Options – Calls (premiums received $322,175)	$(269,283)

Schedule of Written Options – Puts
Dell, Inc. expires February 2012 182 contracts exercise price $14.00	$(27,297)
Freeport-McMoRan Copper & Gold, Inc. expires January 2012 84 contracts exercise price $50.00	(168,855)
Hewlett-Packard, Co., expires February 2012 116 contracts exercise price $22.00	(31,084)
Medtronic, Inc. expires November 2011 327 contracts exercise price $39.00	(198,913)

See Notes to Schedules of Investments and Financial Statements.

14 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Value

Schedule of Written Options – Puts – (continued)
Nikkei 225 Index expires December 2011 45 contracts exercise price 6,975.67 JPY	$(6,584)
S&P 500® Index expires December 2011 4 contracts exercise price $957.60	(10,716)

Total Written Options – Puts (premiums received $155,418)	$(443,449)

Total Return Swaps outstanding at September 30, 2011

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Goldman Sachs International	33,113 GBP	1 Month GBP LIBOR plus 35 basis points	GS – UK Consumer Growth – Short-term	6/6/12	$(1,140)
Goldman Sachs International	55,760 GBP	1 Month GBP LIBOR plus 35 basis points	GS – UK Consumer Growth – Short-term	6/21/12	(1,916)
Goldman Sachs International	52,366 GBP	1 Month GBP LIBOR plus 35 basis points	GS – UK Consumer Growth – Short-term	7/23/12	(1,824)
Goldman Sachs International	160,643 GBP	1 Month GBP LIBOR plus 35 basis points	GS – UK Consumer Growth – Short-term	8/21/12	(5,518)
Goldman Sachs International	82,715 GBP	1 Month GBP LIBOR plus 35 basis points	GS – UK Consumer Growth – Short-term	9/25/12	(2,964)
Goldman Sachs International	85,514 GBP	1 Month GBP LIBOR plus 35 basis points	GS – UK Consumer Growth – Short-term	5/11/12	(3,101)
Morgan Stanley & Co. International plc	752,994 EUR	Euro Overnight Index Average plus 40 basis points	Morgan Stanley Europe High Value Basket	6/20/13	30,482
Morgan Stanley & Co. International plc	950,319 EUR	Euro Overnight Index Average plus 40 basis points	Morgan Stanley DAX High Yield Basket	6/20/13	33,956
Morgan Stanley & Co. International plc	3,476,579	FED Funds Effective plus 40 basis points	Morgan Stanley Dividend Aristocrats Basket	12/30/11	(91,085)
Morgan Stanley & Co. International plc	643,065	FED Funds Effective plus 40 basis points	Morgan Stanley US Telecom Basket	12/30/11	(11,454)
Morgan Stanley & Co. International plc	1,040,232	FED Funds Effective plus 40 basis points	Morgan Stanley Agricultural Basket	12/30/11	(111,186)
Morgan Stanley & Co. International plc	1,464,060	FED Funds Effective plus 40 basis points	US Inflation Basket	12/30/11	(116,411)
Morgan Stanley & Co. International plc	1,668,288	FED Funds Effective plus 40 basis points	Morgan Stanley High Dividend Staples Basket	12/30/11	(23,438)
Morgan Stanley & Co. International plc	1,691,549	FED Funds Effective plus 40 basis points	Morgan Stanley High Dividend Technology Basket	12/30/11	(92,822)
Morgan Stanley & Co. International plc	2,131,885	FED Funds Effective plus 40 basis points	Morgan Stanley Regulated Utilities Basket	12/30/11	(5,545)
Morgan Stanley & Co. International plc	1,358,800	FED Funds Effective plus 55 basis points	Morgan Stanley High Yield Financials	12/30/11	(42,289)
Morgan Stanley & Co. International plc	1,289,463	FED Funds Effective plus 65 basis points	Morgan Stanley Latin American Basket	12/30/11	(69,492)
Morgan Stanley & Co. International plc	1,209,174	FED Funds Effective plus 90 basis points	Morgan Stanley Asia Telecom Currency Basket	7/10/13	(41,130)
Morgan Stanley & Co. International plc	(363,951)	Global Dividend Cutters	FED Funds Effective minus 40 basis points	12/30/11	3,470

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 15

Janus Global Market Neutral Fund

Schedule of Investments

As of September 30, 2011

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Morgan Stanley & Co. International plc	163,901,526 JPY	Japan Overnight rate plus 50 basis points	Morgan Stanley Japan Blue Chip Basket	7/24/13	$7,053
Morgan Stanley & Co. International plc	(3,069,891)	Margin Squeeze Basket	FED Funds Effective minus 30 basis points	12/30/11	145,610
Morgan Stanley & Co. International plc	(2,280,506)	Morgan Stanley 1 Billion Market Capital Global Basket	FED Funds Effective minus 60 basis points	12/30/11	131,006
Morgan Stanley & Co. International plc	(1,032,715)	Morgan Stanley Chemicals Basket	Fed Funds Effective minus 30 basis points	12/30/11	87,332
Morgan Stanley & Co. International plc	(6,010,189) HKD	Morgan Stanley China Custom Banks	Hong Kong Overnight rate minus 60 basis points	6/27/13	50,763
Morgan Stanley & Co. International plc	(6,227,872) HKD	Morgan Stanley China Real Estate	Hong Kong Overnight rate minus 90 basis points	6/27/13	(3,760)
Morgan Stanley & Co. International plc	(643,424)	Morgan Stanley Cloud Computing Basket	FED Funds Effective minus 30 basis points	12/30/11	43,525
Morgan Stanley & Co. International plc	(1,245,427)	Morgan Stanley Discretionary Basket	FED Funds Effective minus 40 basis points	12/30/11	72,623
Morgan Stanley & Co. International plc	(1,744,853)	Morgan Stanley Energy Select Sector Replacement Basket	FED Funds Effective minus 35 basis points	12/30/11	131,802
Morgan Stanley & Co. International plc	(357,540)	Morgan Stanley Global Dividend Cutters	FED Funds Effective minus 40 basis points	12/30/11	2,768
Morgan Stanley & Co. International plc	(1,793,122)	Morgan Stanley Low Dividend Financials Basket	FED Funds Effective minus 40 basis points	12/30/11	59,354
Morgan Stanley & Co. International plc	(2,645,198)	Morgan Stanley Low Dividend Healthcare Basket	FED Funds Effective minus 30 basis points	12/30/11	136,279
Morgan Stanley & Co. International plc	(877,287)	Morgan Stanley Low Dividend Industrials Basket	FED Funds Effective minus 40 basis points	12/30/11	39,177
Morgan Stanley & Co. International plc	(1,089,212)	Morgan Stanley Low Dividend Staples Basket	FED Funds Effective minus 50 basis points	12/30/11	14,730
Morgan Stanley & Co. International plc	(797,843)	Morgan Stanley Low Dividend Technology Basket	FED Funds Effective minus 55 basis points	12/30/11	50,636
Morgan Stanley & Co. International plc	(2,560,544) EUR	Morgan Stanley Low Dividend Yield Basket	Euro Overnight Index Average minus 50 basis points	6/20/13	56,242
Morgan Stanley & Co. International plc	(1,258,751) EUR	Morgan Stanley MIB (Milano Italia Borsa) Ex Tel Italia & Enel Basket	Euro Overnight Index Average minus 50 basis points	6/20/13	18,857
Morgan Stanley & Co. International plc	(474,855)	Morgan Stanley Semis and Semicap Basket	FED Funds Effective minus 35 basis points	12/30/11	41,833
Morgan Stanley & Co. International plc	(412,316)	Morgan Stanley Short China ADRs Basket	Fed Funds Effective minus 95 basis points	12/30/11	22,954
Morgan Stanley & Co. International plc	(638,109)	Morgan Stanley Small & Midcap Software Basket	FED Funds Effective minus 30 basis points	12/30/11	33,921
Morgan Stanley & Co. International plc	(1,741,106)	Morgan Stanley Small Cap Growth Custom Basket	FED Funds Effective minus 35 basis points	12/30/11	98,498
Morgan Stanley & Co. International plc	(1,350,263) EUR	Morgan Stanley Spain Custom Basket	Euro Overnight Index Average minus 65 basis points	6/20/13	11,870

See Notes to Schedules of Investments and Financial Statements.

16 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Morgan Stanley & Co. International plc	(1,476,595)	Morgan Stanley US Education Basket	FED Funds Effective minus 155 basis points	12/30/11	$153,029
Morgan Stanley & Co. International plc	1,216,628 SGD	Swap Offer Rate plus 60 basis points	Morgan Stanley Singapore REIT Basket	6/13/13	(76,000)

Total					$776,695

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 17

Janus Global Real Estate Fund (unaudited)

Fund Snapshot
We believe global real estate investments can be a long-term source of wealth creation through attractive current income and substantial capital appreciation over time. We use intensive fundamental research in an effort to uncover companies with prime assets in strategic locations that practice disciplined capital allocation and show a clear ability to create value.
Patrick Brophy portfolio manager

On a relative basis, Janus Global Real Estate Fund performed poorly for the 12-month period ending September 30, 2011. The Fund’s Class I shares finished the year down 14.40%, behind its benchmark, the FTSE/EPRA NAREIT Global Index, which fell 9.14%.

Market/Economic Comments

As we turn to the homestretch of calendar year 2011, we still can’t sound the all-clear on the macro front. This is certainly disconcerting, as looking back over the last year it’s clear that this is not where we expected, or hoped, to be. It’s also increasingly clear that this is not a “normal” recovery, and that the road back from a debt-driven economic crisis is likely significantly longer, less straight and more pothole-ridden than we anticipated. So where does that leave us? Well, our base case is that we’re stuck for the foreseeable future navigating a delicate global economy weighed down by a protracted and growth-stymieing deleveraging process in the developed world and a choppy deceleration in emerging markets.

While hardly perfect, this is not necessarily a bad scenario, nor is it one in which equities, including listed real estate, have to suffer. In fact, as we’ve opined before, slow growth accompanied by modest inflation and no, or only very gradual, rate increases is actually a good environment for commercial real estate. (As the landlord to the global economy, commercial real estate would benefit from improving fundamentals, higher asset prices and still attractive borrowing costs.) The problem, as we see it, is that there is an unnerving fragility to the recovery, and there is no shortage of sharp objects that could still pop the balloon. And the most dangerous of those objects? We believe it’s the lack of political leadership – or political will at the very least – in Europe and the U.S. Until we see a demonstrated willingness to address the structural issues that undermine the long-term viability of sovereign balance sheets on both sides of the Atlantic, it’s difficult to envision a return to the level of confidence needed to fuel a robust recovery. We think the markets have seen enough of patchwork solutions and politically expedient procrastination – the increasingly obvious objective being to simply push the problems sufficiently far into the future to ensure that the tough (unpopular) decisions have to be made on somebody else’s watch. We believe that straight talk and a strong dose of realistic long-term solutions, as painful as they may be in the short-term, would prove bullish for global equities.

Of course, watching the jumbled political process in Europe and knowing that the U.S. is heading into an election year doesn’t instill much confidence, particularly as it relates to prospects for well-thought, long-term, structural reform. This may mean that a return to more “normal” equity markets that once again trade on fundamentals is unlikely to be a 2012 event. But one never knows; we maintain that markets themselves, especially credit markets, can at certain critical junctures assume the role of fiscal disciplinarian, forcing the hand of a political establishment that has abdicated its responsibilities. There can be little doubt that some adult supervision is badly needed, and if the markets need to provide it, so be it.

Global Real Estate Overview

It was a lousy 12-month period in the markets, and an even lousier period for global real estate, as the sector couldn’t keep pace with the broader market (MSCI World Index). As with the broader market, the developed markets significantly outperformed emerging markets, which we attribute more to the prevalence of the risk-off trade than to an objective analysis of operating fundamentals. In fact, we continue to believe that the emerging markets, especially those where we are most active – China, Brazil and India – offer a more constructive investment environment for a host of reasons: solid GDP growth, a rising consumer class, relatively healthy sovereign balance sheets, under-penetrated markets/sectors, and, at the equity level, more compelling valuations and growth prospects. But in an uncertain, macro-driven environment characterized by investors de-risking, high stock correlations and unprecedented volatility, these markets seem to suffer disproportionately.

18 | SEPTEMBER 30, 2011

(unaudited)

In the global real estate space, Japan and Canada were the top relative contributors of the major developed markets. The U.S. also eked out a gain for the year, while Hong Kong, Singapore and Europe, with the exception of Switzerland and Luxembourg, lagged. Indonesia and Malaysia were the standout contributors among the emerging markets; Brazil, China and India were especially hard hit, falling 34%, 38% and 58%, respectively.

Looking at the key sectors, there were very few that finished in the black, with the two most notable exceptions being the residential and healthcare real estate investment trusts (REITs). Homebuilders and hotel REITs were the worst performers, both falling more than 35%.

One other trend that warrants mention is the ongoing bifurcation between “core” and “value-add” real estate, and between “gateway/primary” and “secondary/tertiary” markets. A “core” asset might be a fully occupied, Class A office building, a stabilized apartment complex, or a strong regional mall; a “value-add” property is more likely to be a suburban office building or strip center with significant vacancy. Primary markets are typically well established city-center locations in major metro areas, with the emphasis on gateway cities, like London, New York and Tokyo; most other markets fall in the secondary/tertiary bucket. Put simply, there is tremendous demand for core assets in gateway cities, while there is very little capital chasing value-add real estate in secondary markets. Accordingly, the values of the former have spiked, while values for the latter have languished. This increasingly wide valuation gap is well reflected in the stock prices of the listed real estate sector.

Strategy Overview

This marks the first year since its inception in 2007 that the Fund has finished behind its benchmark. For us, that makes this year a failure, and as a large shareholder myself I share your disappointment. We will, however, continue to have a long-term focus, and we take solace in the fact that the Fund’s long-term performance (2+ years) remains very strong.

In a year when we didn’t get much right, the Fund at least did reasonably well with its geographic allocation. As with last year, the most beneficial decision was to maintain a sizable overweight position in the U.S.; and again, one of the primary reasons for this was our belief that a dicey macro outlook for the global economy would result in a continued “de-risking” of portfolios and a flight to quality, both of which typically favor the U.S. Unfortunately, a sizable portion of the substantial upside garnered from overweighting the U.S. was wiped out by a handful of other allocations, the most damaging of which were overweight positions in China and India, and an underweight position in Japan.

In a recent commentary, I opined that I wasn’t sure that the U.S. and “de-risking” belonged in the same sentence any longer; I was clearly wrong as the last 12 months demonstrated that, at least as it pertains to the listed real estate sector, the U.S. continues to benefit from the “risk-off” trade. Moreover, on the heels of the steep sell-off in August and a difficult September, relative valuation is no longer as stretched, leading us to recently reverse course – we had been taking down our U.S. position – and maintain a modest overweight. With China and India, where real estate stocks had an abysmal year, we remain convinced that there are opportunities for outsized value creation. In a risk-averse world, investors are clearly hesitant when it comes to allocating capital to emerging markets, and in periods of high volatility, which arise with increasing frequency these days, stock moves in these markets can be gut-wrenching and the selling often seems indiscriminate. But we believe that there are well-run real estate companies in both countries and, in many instances, our analysis suggests that the risk/reward has a decidedly positive skew for long-term investors.

We did also manage to get a couple of sectors right. Specifically, the Fund benefited from its allocation to the multi-family sector in the U.S. and its avoidance of the residential sector in China.

Given low vacancy rates, very little new supply, good access to low-cost debt, ongoing turmoil in the for-sale housing market and clear signs of pricing power, it’s hardly a surprise that the multi-family sector in the U.S. has fared well recently. The Fund held quite a few apartment REITs over the last year, including two domiciled in Canada, and all of them were positive contributors (as was our one large student housing position, which gets slotted in the multi-family sector by most). However, even here there was a downside: we sold or trimmed most of these holdings too early, foregoing significant further upside in several cases.

I’ve discussed my uneasiness about the Chinese residential market and its listed players at length in past letters, and our ongoing avoidance of these companies worked to the Fund’s advantage this year. It seems the market took more notice of some of our key concerns – supply/misallocation of capital, lack of transparency, policy risks, and burgeoning land banks – and most of the stocks took a beating. But here again, there was a downside, as my efforts to hedge the Fund’s lack of exposure to these

Janus Alternative Funds | 19

Janus Global Real Estate Fund (unaudited)

names likely erased most, if not all, of the relative performance gained from not owning the shares.

In terms of stock picking, we’re encouraged that we were able to generate alpha in all but five of the 21 countries in which the Fund was invested. But one of the five countries where stock selection lagged was the U.S., the most crucial geography in terms of relative weight. Mistakes made in the U.S. ranged from selling/trimming apartments too early and overweighting small-caps to owning the real estate services companies and getting the regional mall sector wrong.

For the second year in a row, we did a poor job of managing our currency exposures. As with last year, the Fund was overweight the U.S. dollar and underweight the Japanese yen. And once again the greenback proved not-so-mighty, particularly early in the year, and we failed to anticipate strengthening in the Yen. But the biggest detractor was the Brazilian real, which we left unhedged, believing that the cost was too high and that the relative strength of Brazil’s sovereign balance sheet would provide a floor for the currency.

Derivatives

In order to capitalize on the volatility in the U.S. and Canadian REIT sectors, the Fund traded options during the period. We periodically sold short-duration, out-of-the-money put and call options in liquid, well-understood names, mostly core holdings of the Fund. Derivatives contributed modestly to relative results. The rationale behind this strategy was to generate additional income for shareholders while limiting risks to potentially having to buy or sell shares at what we viewed as attractive entry/exit prices. It’s anticipated that there will be additional opportunities to use this options strategy, especially given the elevated volatility of late. Beyond this straight-forward, conservative approach, we don’t currently envision the Fund engaging in derivatives trading. The clear focus will remain on acquiring the best real estate equities across global markets at attractive prices. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

As much as we would like to conclude with a confident outlook for the next 12 months, we have to admit that things look as murky as ever. Even worse, the one thing that does seem clear is that markets are likely to remain headline-driven in the short term. Not exactly the ideal environment for those of us who pride ourselves on being stock pickers, especially when those headlines are likely to be generated by political machinations. (So far the debt crisis and politics have mixed about as well as austerity votes and labor unions in Greece.)

But we do see a silver lining: today’s volatile and, in our view, sometimes irrational markets are providing a unique opportunity to purchase some of the world’s most valuable commercial real estate on the cheap. And while we may lack conviction in our macro outlook, we remain confident that well-managed, strategically located commercial real estate in the world’s most desirable locales will grow in value over the long term. Our promise is to continue to be vigilant and nimble in allocating shareholder capital to ensure that real estate serves as the wealth creation and preservation tool that it has long been and should continue to be.

Thank you for your continued investment.

20 | SEPTEMBER 30, 2011

(unaudited)

Janus Global Real Estate Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

ProLogis, Inc.	0.78%
Health Care REIT, Inc.	0.47%
American Campus Communities, Inc.	0.41%
Simon Property Group, Inc.	0.33%
Spark Infrastructure Group	0.27%

5 Bottom Performers – Equity Holdings

Contribution

CapitaLand, Ltd.	–1.65%
Sino-Forest Corp.	–1.58%
Hang Lung Properties, Ltd.	–1.26%
Chatham Lodging Trust	–0.96%
Indiabulls Real Estate, Ltd.	–0.87%

5 Top Performers – Sectors*

		Fund Weighting	FTSE EPRA/NAREIT Global
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	0.28%	1.20%	0.00%
Other**	0.11%	0.16%	0.20%
Health Care	0.00%	0.00%	0.02%
Information Technology	0.00%	0.00%	0.00%
Consumer Staples	0.00%	0.00%	0.00%

5 Bottom Performers – Sectors*

		Fund Weighting	FTSE EPRA/NAREIT Global
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–9.02%	90.37%	97.02%
Materials	–1.85%	1.60%	0.00%
Consumer Discretionary	–1.27%	4.72%	2.61%
Industrials	–0.32%	1.29%	0.15%
Telecommunication Services	–0.07%	0.66%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Alternative Funds | 21

Janus Global Real Estate Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

CapitaLand, Ltd. Real Estate Operating/Development	4.0%
Hang Lung Properties, Ltd. Real Estate Operating/Development	3.1%
Brookefield Asset Management, Inc. – Class A (U.S. Shares) Real Estate Operating/Development	3.0%
Macerich Co. REIT – Regional Malls	2.5%
Lexington Realty Trust REIT – Diversified	2.4%

15.0%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

Emerging markets comprised 9.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2011

As of September 30, 2010

22 | SEPTEMBER 30, 2011

(unaudited)

Performance

			Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2011			per the January 28, 2011 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Real Estate Fund – Class A Shares
NAV	–14.60%	–4.67%	2.04%	1.58%
MOP	–19.47%	–6.12%

Janus Global Real Estate Fund – Class C Shares
NAV	–15.29%	–5.23%	2.78%	2.32%
CDSC	–16.12%	–5.23%

Janus Global Real Estate Fund – Class D Shares(1)	–14.41%	–6.76%	1.83%	1.44%

Janus Global Real Estate Fund – Class I Shares	–14.40%	–4.47%	1.74%	1.32%

Janus Global Real Estate Fund – Class S Shares	–14.78%	–4.82%	2.19%	1.82%

Janus Global Real Estate Fund – Class T Shares	–14.45%	–5.89%	2.22%	1.58%

FTSE EPRA/NAREIT Global Index	–9.14%	–7.86%

FTSE EPRA/NAREIT Developed Index	–6.88%	–7.44%

Lipper Quartile – Class I Shares	4th	1st

Lipper Ranking – based on total return for Global Real Estate Funds	87/94	1/65

Visit janus.com/advisor/mutual-funds (or
janus.com/allfunds if you hold Shares directly with
Janus Capital) to view current performance and
characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Alternative Funds | 23

Janus Global Real Estate Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Global Real Estate Fund (the “JAD predecessor fund”) into corresponding shares of Janus Global Real Estate Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any applicable fee and expense limitations or waivers. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. The performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s Class I Shares calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to

24 | SEPTEMBER 30, 2011

(unaudited)

July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – November 28, 2007

(1) Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$790.00	$6.55

Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.39

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$787.50	$9.77

Hypothetical (5% return before expenses)	$1,000.00	$1,014.14	$11.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$791.30	$5.52

Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$792.10	$4.99

Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.62

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$790.50	$7.23

Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	$8.14

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$792.50	$6.02

Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.78

†	Expenses are equal to the annualized expense ratio of 1.46% for Class A Shares, 2.18% for Class C Shares, 1.23% for Class D Shares, 1.11% for Class I Shares, 1.61% for Class S Shares and 1.34% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Alternative Funds | 25

Janus Global Real Estate Fund

Schedule of Investments

As of September 30, 2011

Shares/Principal/Contract Amounts		Value

Common Stock – 91.4%
Building – Residential and Commercial – 1.5%
11,100	Hajime Construction Co., Ltd.	$298,295
95,600	MRV Engenharia e Participacoes S.A.	487,283
		785,578
Building and Construction – Miscellaneous – 0.2%
6,500	Multiplan Empreendimentos Imobiliarios S.A.	120,351
Casino Hotels – 0.8%
52,946	Crown, Ltd.	403,359
Diversified Operations – 1.6%
113,000	Shanghai Industrial Holdings, Ltd.	316,126
107,700	Wharf Holdings, Ltd.	523,559
		839,685
Electric – Distribution – 1.5%
666,064	Spark Infrastructure Group	797,277
Forestry – 0.3%
2,680	Deltic Timber Corp.	159,942
19,700	Sino-Forest Corp.*,,ß	752
		160,694
Hotels and Motels – 1.0%
323,000	Overseas Union Enterprise, Ltd.	524,220
Metal – Copper – 1.0%
72,960	Copper Mountain Mining Corp.*	288,330
68,420	Copper Mountain Mining Corp. (144A)	270,388
		558,718
Property Trust – 1.1%
16,520	Sovran Self Storage, Inc.	614,048
Real Estate Management/Services – 9.6%
53,200	BR Malls Participacoes SA	533,274
8,330	Castellum A.B.	101,508
19,610	CB Richard Ellis Group, Inc. – Class A**	263,951
37,965	E-House China Holdings, Ltd. (ADR)	219,817
44,765	First Capital Realty, Inc.	726,427
9,500	Jones Lang LaSalle, Inc.	492,195
805	Kennedy-Wilson Holdings, Inc.	8,533
24,500	LPS Brasil Consultoria de Imoveis S.A.	388,845
196,709	Meinl European Land, Ltd.	944,112
69,000	Mitsubishi Estate Co., Ltd.	1,116,998
197,856	Songbird Estates PLC*	357,458
		5,153,118
Real Estate Operating/Development – 23.9%
96,100	BR Properties S.A.	866,664
58,165	Brookefield Asset Management, Inc. – Class A (U.S. Shares)**	1,602,446
1,143,500	CapitaLand, Ltd.	2,132,193
136,100	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	1,151,365
11,843	DB Realty, Ltd.*	11,905
46,412	GAGFAH S.A.	282,161
567,000	Global Logistic Properties, Ltd.*	711,574
570,000	Hang Lung Properties, Ltd.**	1,667,400
238,500	Hopewell Holdings, Ltd.	678,070
15,000	Hysan Development Co., Ltd.	45,020
263,713	Indiabulls Real Estate, Ltd.	391,354
24,000	Mitsui Fudosan Co., Ltd.	379,951
56,600	PDG Realty S.A. Empreendimentos	182,493
112,584	Phoenix Mills, Ltd.	492,525
2,124,000	Powerlong Real Estate Holdings, Ltd.	341,211
5,320,000	Renhe Commercial Holdings Co., Ltd.	552,338
1,865,500	Shui On Land, Ltd.	441,663
17,070	St. Joe Co.*	255,879
59,000	Sun Hung Kai Properties, Ltd.	668,496
		12,854,708
REIT – Apartments – 1.8%
13,565	American Campus Communities	504,754
29,360	Associated Estates Realty Corp.	453,905
		958,659
REIT – Diversified – 19.1%
45,566	American Assets Trust, Inc.	817,910
262,038	Charter Hall Group	418,190
42,071	Coresite Realty Corp.	603,719
14,190	Digital Realty Trust, Inc.	782,720
12,190	Dundee Real Estate Investment Trust	369,680
12,440	DuPont Fabros Technology, Inc.	244,944
9,120	Entertainment Properties Trust	355,498
8,579	Eurocommercial Properties N.V.	329,301
337,700	Fibra Uno Administracion S.A. de C.V.	560,251
64,674	Land Securities Group PLC	644,107
200,013	Lexington Realty Trust**	1,308,085
1,494,000	Mapletree Logistics Trust	966,657
31,000	Morguard Real Estate Trust Unit	437,657
30,185	Plum Creek Timber Co., Inc.**	1,047,721
96,660	Segro PLC	329,986
24,860	Shaftesbury PLC	179,943
4,204	Unibail-Rodamco	749,163
11,000	Winthrop Realty Trust	95,590
		10,241,122
REIT – Health Care – 1.7%
8,705	Heath Care REIT, Inc.	407,394
11,584	LTC Properties, Inc.	293,307
4,820	Ventas, Inc.	238,108
		938,809
REIT – Hotels – 3.5%
382,000	Ascott Residence Trust	293,855
96,540	Chatham Lodging Trust	957,677
39,870	Pebblebrook Hotel Trust	623,965
		1,875,497
REIT – Mortgage – 1.4%
56,615	Colony Financial, Inc.	731,466
REIT – Office Property – 6.3%
18,070	Alexandria Real Estate Equities, Inc.	1,109,317
3,015	Boston Properties, Inc.	268,637
118,860	Charter Hall Office REIT	380,923
75,356	Great Portland Estates PLC	397,793
35,755	Kilroy Realty Corp.	1,119,132
20	Tokyu REIT, Inc.	107,381
		3,383,183
REIT – Regional Malls – 3.4%
40,626	General Growth Properties, Inc.	491,575
30,921	Macerich Co.**	1,318,162
		1,809,737

See Notes to Schedules of Investments and Financial Statements.

26 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Shares/Principal/Contract Amounts		Value

REIT – Shopping Centers – 4.3%
24,924	Acadia Realty Trust	$466,079
167,220	Kite Realty Group Trust	612,025
167,421	Westfield Group**	1,239,289
		2,317,393
REIT – Warehouse and Industrial – 3.8%
681,600	Amis Amp Capital Industrial	517,601
42,095	First Potomac Realty Trust	524,925
41,563	ProLogis, Inc.	1,007,903
		2,050,429
Resorts and Theme Parks – 1.7%
24,825	Vail Resorts, Inc.	938,137
Retail – Restaurants – 1.2%
26,590	Whitbread PLC	651,422
Transportation – Marine – 0.2%
2,980	Alexander & Baldwin, Inc.	108,859
Wireless Equipment – 0.5%
6,775	Crown Castle International Corp.*	275,539

Total Common Stock (cost $56,984,274)		49,092,008

Corporate Bond – 0.1%
REIT – Warehouse and Industrial – 0.1%
$50,000	ProLogis, Inc. 2.2500%, 4/1/37 (cost $26,053)	49,875

Exchange – Traded Fund – 0.8%
Sector Fund – Real Estate – 0.8%
24,555	ProShares UltraShort Real Estate (ETF) (cost $421,600)	427,503

Preferred Stock – 1.4%
REIT – Office Property – 0.4%
8,000	SL Green Realty Corp., 7.6250%	196,800
REIT – Regional Malls – 1.0%
10,200	CBL & Associates Properties, Inc., 7.3750%	235,314
13,000	Glimcher Realty Trust, 8.1250%	306,800
		542,114

Total Preferred Stock (cost $655,568)		738,914

Purchased Options – Calls – 0.3%
630	CB Richard Ellis Group, Inc. expires December 2011 exercise price $17.00	37,037
840	General Growth Properties expires October 2011 exercise price $13.00	126,116
420	St. Joe Co. expires December 2011 exercise price $20.00	15,960

Total Purchased Options – Calls (premiums paid $84,840)		179,113

Money Market – 4.2%
2,246,000	Janus Cash Liquidity Fund LLC, 0% (cost $2,246,000)	2,246,000

Total Investments (total cost $60,418,335) – 98.2%		52,733,413

Cash, Receivables and Other Assets, net of Liabilities – 1.8%		974,831

Net Assets – 100%		$53,708,244

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$3,239,038	6.1%
Brazil	3,730,275	7.1%
Canada	3,695,680	7.0%
Cayman Islands	1,555,029	2.9%
France	749,163	1.4%
Hong Kong	3,898,671	7.4%
India	895,784	1.7%
Japan	1,902,625	3.6%
Jersey	944,112	1.8%
Luxembourg	282,161	0.5%
Mexico	560,251	1.1%
Netherlands	329,301	0.6%
Singapore	5,146,100	9.8%
Sweden	101,508	0.2%
United Kingdom	2,560,709	4.9%
United States††	23,143,006	43.9%

Total	$52,733,413	100.0%

††	Includes Cash Equivalents (39.6% excluding Cash Equivalents).

Schedule of Written Options – Puts	Value

Avalonbay Communities, Inc. expires November 2011 83 contracts exercise price $105.00	$(33,956)
Boston Properties, Inc. expires November 2011 110 contracts exercise price $75.00	(21,450)
CB Richard Ellis Group, Inc. expires December 2011 630 contracts exercise price $11.00	(51,300)
General Growth Properties expires October 2011 840 contracts exercise price $11.00	(16,818)
Lennar Corp. expires November 2011 355 contracts exercise price $10.00	(8,914)
ProLogis, Inc. expires November 2011 420 contracts exercise price $20.00	(36,685)
Simon Property Group, Inc. expires November 2011 141 contracts exercise price $80.00	(17,683)

See Notes to Schedules of Investments and Financial Statements.

Janus Alternative Funds | 27

Janus Global Real Estate Fund

Schedule of Investments

As of September 30, 2011

Value

Schedule of Written Options – Puts – (continued)
St. Joe Co. expires November 2011 750 contracts exercise price $11.00	$(8,250)
Starwood Hotels & Resorts Worldwide, Inc. expires November 2011 280 contracts exercise price $30.00	(23,553)

Total Written Options – Puts (premiums received $212,796)	$(218,609)

See Notes to Schedules of Investments and Financial Statements.

28 | SEPTEMBER 30, 2011

Statements of Assets and Liabilities

As of September 30, 2011		Janus Global
(all numbers in thousands except net asset value per share)	Janus Global Market Neutral Fund(1)	Real Estate Fund

Assets:
Investments at cost	$41,864	$60,418
Unaffiliated investments at value	$39,530	$50,487
Affiliated investments at value	–	2,246
Cash	–	26
Cash denominated in foreign currency(2)	–	15
Restricted cash (Note 1)	1,205	480
Deposits with broker for short sales	15,390	–
Receivables:
Investments sold	3,404	646
Fund shares sold	27	34
Dividends	66	191
Foreign dividend tax reclaim	3	1
Interest	8	1
Outstanding swap contracts at value	1,478	–
Dividends and interest on swap contracts	90	–
Non-interested Trustees’ deferred compensation	1	2
Variation margin	164	–
Other assets	7	3
Forward currency contracts	522	–
Total Assets	61,895	54,132
Liabilities:
Payables:
Short sales, at value(3)	13,674	–
Options written, at value(4)	713	219
Due to custodian	1,650	–
Investments purchased	1,193	8
Fund shares repurchased	244	56
Dividends	1	–
Outstanding swap contracts at value	701	–
Dividends and interest on swap contracts	75	–
Advisory fees	108	42
Fund administration fees	–	1
Administrative services fees	–	2
Distribution fees and shareholder servicing fees	19	5
Administrative, networking and omnibus fees	116	2
Non-interested Trustees’ fees and expenses	1	1
Non-interested Trustees’ deferred compensation fees	1	2
Accrued expenses and other payables	114	86
Total Liabilities	18,610	424
Net Assets	$43,285	$53,708

See footnotes at the end of the Statements.

See Notes to Financial Statements.

Janus Alternative Funds | 29

Statements of Assets and Liabilities  (continued)

As of September 30, 2011		Janus Global
(all numbers in thousands except net asset value per share)	Janus Global Market Neutral Fund(1)	Real Estate Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$281,857	$61,647
Undistributed net investment income*	2,585	549
Undistributed net realized loss from investment and foreign currency transactions*	(241,949)	(795)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	792	(7,693)
Total Net Assets	$43,285	$53,708
Net Assets - Class A Shares	$12,651	$6,625
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,340	872
Net Asset Value Per Share(5)	$9.44	$7.60
Maximum Offering Price Per Share(6)	$10.02	$8.06
Net Assets - Class C Shares	$18,926	$3,531
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,052	467
Net Asset Value Per Share(5)	$9.22	$7.56
Net Assets - Class D Shares	N/A	$15,105
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	1,971
Net Asset Value Per Share	N/A	$7.66
Net Assets - Class I Shares	$10,617	$24,921
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,112	3,255
Net Asset Value Per Share	$9.55	$7.66
Net Assets - Class R Shares	$188	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21	N/A
Net Asset Value Per Share	$8.84	N/A
Net Assets - Class S Shares	$676	$346
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	71	45
Net Asset Value Per Share	$9.56	$7.62
Net Assets - Class T Shares	$227	$3,180
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24	416
Net Asset Value Per Share	$9.55	$7.64

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Long/Short Fund.
(2)	Includes cost of $14,750 for Janus Global Real Estate Fund.
(3)	Includes proceeds of $15,390,318 on short sales for Janus Global Market Neutral Fund.
(4)	Includes premiums of $477,593 and $212,796 on written options for Janus Global Market Neutral Fund and Janus Global Real Estate Fund, respectively.
(5)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(6)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

30 | SEPTEMBER 30, 2011

Statements of Operations

For the fiscal year ended September 30, 2011		Janus Global
(all numbers in thousands)	Janus Global Market Neutral Fund(1)	Real Estate Fund

Investment Income:
Interest	$72	$2
Interest proceeds from short sales	303	–
Dividends	2,283	2,494
Dividends from affiliates	–	10
Fee income	3	–
Foreign tax withheld	(106)	(52)
Total Investment Income	2,555	2,454
Expenses:
Advisory fees	917	535
Shareholder reports expense	36	51
Transfer agent fees and expenses	1	9
Registration fees	71	101
Custodian fees	21	15
Professional fees	32	38
Non-interested Trustees’ fees and expenses	3	2
Short sales dividend expense	588	–
Short sales interest expense	–	–
Stock loan fees	879	–
Fund administration fees	1	2
Administrative services fees - Class D Shares	N/A	21
Administrative services fees - Class R Shares	1	N/A
Administrative services fees - Class S Shares	3	1
Administrative services fees - Class T Shares	2	16
Distribution fees and shareholder servicing fees - Class A Shares	46	21
Distribution fees and shareholder servicing fees - Class C Shares	295	32
Distribution fees and shareholder servicing fees - Class R Shares	1	N/A
Distribution fees and shareholder servicing fees - Class S Shares	3	1
Administrative, networking and omnibus fees - Class A Shares	41	9
Administrative, networking and omnibus fees - Class C Shares	25	3
Administrative, networking and omnibus fees - Class I Shares	34	24
Other expenses	60	13
Total Expenses	3,060	894
Expense and Fee Offset	(1)	–
Net Expenses	3,059	894
Less: Excess Expense Reimbursement	(3)	–
Net Expenses after Expense Reimbursement	3,056	894
Net Investment Income/(Loss)	(501)	1,560
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	9,038	571
Net realized gain/(loss) from futures contracts	(955)	–
Net realized gain/(loss) from short sales	(7,062)	–
Net realized gain from swap contracts	1,816	–
Net realized gain/(loss) from written options contracts	1,675	(38)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(12,781)	(13,898)
Change in unrealized net appreciation/(depreciation) of futures contracts	419	–
Change in unrealized net appreciation/(depreciation) of short sales	1,174	–
Change in unrealized net appreciation/(depreciation) of swap contracts	1,125	–
Change in unrealized net appreciation/(depreciation) of written option contracts	(824)	(16)
Net Loss on Investments	(6,375)	(13,381)
Net Decrease in Net Assets Resulting from Operations	$(6,876)	$(11,821)

(1)	Formerly named Janus Long/Short Fund.
See Notes to Financial Statements.

Janus Alternative Funds | 31

Statements of Changes in Net Assets

	Janus Global		Janus Global
For the fiscal years ended September 30	Market Neutral Fund(1)		Real Estate Fund
(all numbers in thousands)	2011	2010	2011	2010

Operations:
Net investment income/(loss)	$(501)	$(2,669)	$1,560	$508
Net realized gain from investment and foreign currency transactions(2)	4,512	23,811	533	439
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(10,887)	(11,977)	(13,914)	4,710
Net Increase/(Decrease) in Net Assets Resulting from Operations	(6,876)	9,165	(11,821)	5,657
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–	–	(165)	(35)
Class C Shares	–	–	(32)	(10)
Class D Shares	N/A	N/A	(330)	–
Class I Shares	–	–	(586)	(263)
Class R Shares	–	–	N/A	N/A
Class S Shares	–	–	(9)	(8)
Class T Shares	–	–	(100)	(1)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–
Class C Shares	–	–	–	–
Class D Shares	N/A	N/A	–	–
Class I Shares	–	–	–	–
Class R Shares	–	–	N/A	N/A
Class S Shares	–	–	–	–
Class T Shares	–	–	–	–
Net Decrease from Dividends and Distributions	–	–	(1,222)	(317)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

32 | SEPTEMBER 30, 2011

	Janus Global		Janus Global
For the fiscal years ended September 30	Market Neutral Fund(1)		Real Estate Fund
(all numbers in thousands)	2011	2010	2011	2010

Capital Share Transactions:
Shares Sold
Class A Shares	5,672	3,239	9,728	4,905
Class C Shares	2,831	2,526	3,994	714
Class D Shares	N/A	N/A	15,844	11,522
Class I Shares	9,889	25,121	15,575	8,824
Class R Shares	144	115	N/A	N/A
Class S Shares	237	253	366	48
Class T Shares	768	1,386	8,765	2,829
Redemption Fees
Class A Shares	3	–	N/A	N/A
Class C Shares	5	–	N/A	N/A
Class D Shares	N/A	N/A	16	8
Class I Shares	9	10	2	–
Class R Shares	–	–	N/A	N/A
Class S Shares	1	1	–	–
Class T Shares	–	–	6	–
Reinvested Dividends and Distributions
Class A Shares	–	–	155	35
Class C Shares	–	–	25	9
Class D Shares	N/A	N/A	328	–
Class I Shares	–	–	550	261
Class R Shares	–	–	N/A	N/A
Class S Shares	–	–	9	8
Class T Shares	–	–	99	1
Shares Repurchased
Class A Shares	(14,444)	(40,753)	(7,913)	(1,188)
Class C Shares	(20,184)	(38,852)	(879)	(99)
Class D Shares	N/A	N/A	(9,105)	(789)
Class I Shares	(32,600)	(37,038)	(8,559)	(1,804)
Class R Shares	(171)	(58)	N/A	N/A
Class S Shares	(1,128)	(1,436)	(524)	(15)
Class T Shares	(1,911)	(26)	(7,111)	(230)
Net Increase/(Decrease) from Capital Share Transactions	(50,879)	(85,512)	21,371	25,039
Net Increase/(Decrease) in Net Assets	(57,755)	(76,347)	8,328	30,379
Net Assets:
Beginning of period	101,040	177,387	45,380	15,001
End of period	$43,285	$101,040	$53,708	$45,380

Undistributed Net Investment Income/(Loss)*	$2,585	$(162)	$549	$271

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Long/Short Fund.
(2)	Certain prior year amounts have been reclassified to conform with current year presentation.
See Notes to Financial Statements.

Janus Alternative Funds | 33

Financial Highlights

Class A Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended	Janus Global Market Neutral Fund(1)
September 30, 2009 and each fiscal year ended July 31	2011	2010	2009(2)	2009(3)	2008	2007

Net Asset Value, Beginning of Period	$10.51	$9.72	$8.93	$11.54	$12.69	$10.00
Income from Investment Operations:
Net investment income	.65	.11	.07	.07	.04	.13
Net gain/(loss) on investments (both realized and unrealized)	(1.72)	.68	.72	(2.52)	(1.11)	2.62
Total from Investment Operations	(1.07)	.79	.79	(2.45)	(1.07)	2.75
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.17)	(.02)	(.06)
Distributions (from capital gains)*	–	–	–	–	(.06)	–
Redemption fees	–(4)	–(4)	–	.01	–	–
Total Distributions and Other	–	–	–	(.16)	(.08)	(.06)
Net Asset Value, End of Period	$9.44	$10.51	$9.72	$8.93	$11.54	$12.69
Total Return**	(10.18)%	8.13%	8.85%	(21.22)%	(8.47)%	27.62%
Net Assets, End of Period (in thousands)	$12,651	$23,200	$58,152	$68,971	$409,082	$67,879
Average Net Assets for the Period (in thousands)	$18,206	$31,998	$64,709	$184,762	$327,208	$18,205
Ratio of Gross Expenses to Average Net Assets***(5)	3.95%(6)	3.95%(6)	5.61%(6)	4.00%(6)	3.38%(6)	3.46%(6)
Ratio of Net Expenses to Average Net Assets***(5)	3.94%(6)	3.94%(6)	5.60%(6)	4.00%(6)	3.38%(6)	3.45%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.40)%	(2.04)%	(3.79)%	(2.08)%(7)	0.41%	1.46%
Portfolio Turnover Rate***	228%	140%	148%	261%	156%	94%

Class A Shares

For a share outstanding during each fiscal year ended September 30, the
two-month fiscal period ended September 30, 2009 and each fiscal year or	Janus Global Real Estate Fund
period ended July 31	2011	2010	2009(2)	2009(3)	2008(8)

Net Asset Value, Beginning of Period	$9.09	$7.49	$6.50	$8.65	$10.00
Income from Investment Operations:
Net investment income	.21	.16	.03	.12	.13
Net gain/(loss) on investments (both realized and unrealized)	(1.50)	1.58	.96	(2.00)	(1.48)
Total from Investment Operations	(1.29)	1.74	.99	(1.88)	(1.35)
Less Distributions:
Dividends (from net investment income)*	(.20)	(.14)	–	(.27)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.20)	(.14)	–	(.27)	–
Net Asset Value, End of Period	$7.60	$9.09	$7.49	$6.50	$8.65
Total Return**	(14.60)%	23.57%	15.23%	(20.87)%	(13.50)%
Net Assets, End of Period (in thousands)	$6,625	$6,197	$1,716	$701	$471
Average Net Assets for the Period (in thousands)	$8,323	$3,136	$1,218	$423	$444
Ratio of Gross Expenses to Average Net Assets***(5)	1.48%	1.57%	1.64%	1.39%	1.50%
Ratio of Net Expenses to Average Net Assets***(5)	1.47%	1.57%	1.63%	1.39%	1.50%
Ratio of Net Investment Income to Average Net Assets***	2.28%	1.82%	2.30%	2.22%	2.31%
Portfolio Turnover Rate***	68%	14%	19%	78%	8%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Long/Short Fund.
(2)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(3)	Period from August 1, 2008 through July 31, 2009.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	See Note 6 in Notes to Financial Statements.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 2.00% and 2.00%, respectively, in 2011, 2.03% and 2.02%, respectively, in 2010, 1.92% and 1.92%, respectively, for the two-month fiscal period ended September 30, 2009, 2.99% and 2.99%, respectively, for the fiscal year ended July 31, 2009, 2.68% and 2.68%, respectively, in 2008 and 1.96% and 1.95%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on the total net assets of the class.
(8)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

34 | SEPTEMBER 30, 2011

Class C Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended	Janus Global Market Neutral Fund(1)
September 30, 2009 and each fiscal year ended July 31	2011	2010	2009(2)	2009(3)	2008	2007

Net Asset Value, Beginning of Period	$10.32	$9.58	$8.81	$11.40	$12.62	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.04)	(.32)	–	(.18)	(.01)	.08
Net gain/(loss) on investments (both realized and unrealized)	(1.06)	1.06	.77	(2.31)	(1.13)	2.58
Total from Investment Operations	(1.10)	.74	.77	(2.49)	(1.14)	2.66
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.11)	(.02)	(.04)
Distributions (from capital gains)*	–	–	–	–	(.06)	–
Redemption fees	–(4)	–(4)	–	.01	–	–
Total Distributions and Other	–	–	–	(.10)	(.08)	(.04)
Net Asset Value, End of Period	$9.22	$10.32	$9.58	$8.81	$11.40	$12.62
Total Return**	(10.66)%	7.72%	8.74%	(21.81)%	(9.11)%	26.62%
Net Assets, End of Period (in thousands)	$18,926	$39,220	$71,942	$79,412	$225,517	$26,945
Average Net Assets for the Period (in thousands)	$29,496	$50,895	$76,074	$134,956	$158,175	$7,707
Ratio of Gross Expenses to Average Net Assets***(5)	4.62%(6)	4.35%(6)	6.36%(6)	4.85%(6)	4.18%(6)	4.20%(6)
Ratio of Net Expenses to Average Net Assets***(5)	4.61%(6)	4.34%(6)	6.36%(6)	4.85%(6)	4.17%(6)	4.20%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.11)%	(2.47)%	(4.89)%	(2.99)%(7)	(0.37)%	0.62%
Portfolio Turnover Rate***	228%	140%	148%	261%	156%	94%

Class C Shares

For a share outstanding during each fiscal year ended September 30, the
two-month fiscal period ended September 30, 2009 and each fiscal year or	Janus Global Real Estate Fund
period ended July 31	2011	2010	2009(2)	2009(3)	2008(8)

Net Asset Value, Beginning of Period	$9.06	$7.52	$6.53	$8.61	$10.00
Income from Investment Operations:
Net investment income	.17	.10	.02	.14	.09
Net gain/(loss) on investments (both realized and unrealized)	(1.52)	1.58	.97	(2.01)	(1.48)
Total from Investment Operations	(1.35)	1.68	.99	(1.87)	(1.39)
Less Distributions:
Dividends (from net investment income)*	(.15)	(.14)	–	(.21)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.15)	(.14)	–	(.21)	–
Net Asset Value, End of Period	$7.56	$9.06	$7.52	$6.53	$8.61
Total Return**	(15.18)%	22.72%	15.16%	(21.06)%	(13.90)%
Net Assets, End of Period (in thousands)	$3,531	$1,252	$469	$405	$459
Average Net Assets for the Period (in thousands)	$3,237	$844	$443	$309	$441
Ratio of Gross Expenses to Average Net Assets***(5)	2.18%	2.32%	2.37%	1.34%(9)	2.25%
Ratio of Net Expenses to Average Net Assets***(5)	2.18%	2.32%	2.36%	1.34%(9)	2.25%
Ratio of Net Investment Income to Average Net Assets***	1.36%	1.04%	1.52%	2.47%	1.56%
Portfolio Turnover Rate***	68%	14%	19%	78%	8%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Long/Short Fund.
(2)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(3)	Period from August 1, 2008 through July 31, 2009.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	See Note 6 in Notes to Financial Statements.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 2.64% and 2.64%, respectively, in 2011, 2.43% and 2.42%, respectively, in 2010, 2.65% and 2.65%, respectively, for the two-month fiscal period ended September 30, 2009, 3.79% and 3.79%, respectively, for the fiscal year ended July 31, 2009, 3.48% and 3.47%, respectively, in 2008 and 2.75% and 2.74%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on the total net assets of the class.
(8)	Period from November 28, 2007 (inception date) through July 31, 2008.
(9)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would be 2.26% and 2.26%, respectively, for the fiscal year ended July 31, 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Alternative Funds | 35

Financial Highlights  (continued)

Class D Shares

	Janus Global Real Estate Fund
For a share outstanding during each fiscal year or period ended September 30	2011	2010(1)

Net Asset Value, Beginning of Period	$9.15	$7.64
Income from Investment Operations:
Net investment income	.22	.05
Net gain/(loss) on investments (both realized and unrealized)	(1.51)	1.45
Total from Investment Operations	(1.29)	1.50
Less Distributions and Other:
Dividends (from net investment income)*	(.21)	–
Distributions (from capital gains)*	–	–
Redemption fees	.01	.01
Total Distributions and Other	(.20)	.01
Net Asset Value, End of Period	$7.66	$9.15
Total Return**	(14.41)%	19.76%
Net Assets, End of Period (in thousands)	$15,105	$11,388
Average Net Assets for the Period (in thousands)	$17,244	$4,756
Ratio of Gross Expenses to Average Net Assets***(2)	1.34%	1.44%
Ratio of Net Expenses to Average Net Assets***(2)	1.34%	1.43%
Ratio of Net Investment Income to Average Net Assets***	2.34%	2.21%
Portfolio Turnover Rate***	68%	14%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

36 | SEPTEMBER 30, 2011

Class I Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended	Janus Global Market Neutral Fund(1)
September 30, 2009 and each fiscal year ended July 31	2011	2010	2009(2)	2009(3)	2008	2007

Net Asset Value, Beginning of Period	$10.59	$9.77	$8.97	$11.60	$12.72	$10.00
Income from Investment Operations:
Net investment income	1.61	.13	.08	.24	.09	.14
Net gain/(loss) on investments (both realized and unrealized)	(2.65)	.69	.72	(2.68)	(1.13)	2.65
Total from Investment Operations	(1.04)	.82	.80	(2.44)	(1.04)	2.79
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.20)	(.03)	(.07)
Distributions (from capital gains)*	–	–	–	–	(.06)	–
Redemption fees	–(4)	–(4)	–(4)	.01	.01	–(4)
Total Distributions and Other	–	–	–	(.19)	(.08)	(.07)
Net Asset Value, End of Period	$9.55	$10.59	$9.77	$8.97	$11.60	$12.72
Total Return**	(9.82)%	8.39%	8.92%	(20.96)%	(8.19)%	27.98%
Net Assets, End of Period (in thousands)	$10,617	$35,273	$44,422	$45,805	$227,446	$62,987
Average Net Assets for the Period (in thousands)	$23,570	$38,757	$44,992	$107,265	$212,623	$16,632
Ratio of Gross Expenses to Average Net Assets***(5)	3.77%(6)	3.69%(6)	5.31%(6)	3.75%(6)	3.12%(6)	3.21%(6)
Ratio of Net Expenses to Average Net Assets***(5)	3.77%(6)	3.68%(6)	5.30%(6)	3.75%(6)	3.12%(6)	3.21%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.36)%	(1.81)%	(4.67)%	(1.84)%(7)	0.72%	1.67%
Portfolio Turnover Rate***	228%	140%	148%	261%	156%	94%

Class I Shares

For a share outstanding during each fiscal year ended September 30, the
two-month fiscal period ended September 30, 2009 and each fiscal year	Janus Global Real Estate Fund
or period ended July 31	2011	2010	2009(2)	2009(3)	2008(8)

Net Asset Value, Beginning of Period	$9.14	$7.51	$6.52	$8.66	$10.00
Income from Investment Operations:
Net investment income	.24	.16	.03	.17	.13
Net gain/(loss) on investments (both realized and unrealized)	(1.51)	1.61	.96	(2.04)	(1.47)
Total from Investment Operations	(1.27)	1.77	.99	(1.87)	(1.34)
Less Distributions and Other:
Dividends (from net investment income)*	(.21)	(.14)	–	(.27)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	–(4)	–(4)	–(4)	–(4)	–
Total Distributions and Other	(.21)	(.14)	–	(.27)	–
Net Asset Value, End of Period	$7.66	$9.14	$7.51	$6.52	$8.66
Total Return**	(14.29)%	23.97%	15.18%	(20.73)%	(13.40)%
Net Assets, End of Period (in thousands)	$24,921	$23,199	$12,406	$9,784	$5,331
Average Net Assets for the Period (in thousands)	$31,267	$17,714	$11,312	$4,284	$4,778
Ratio of Gross Expenses to Average Net Assets***(5)	1.20%	1.33%	1.39%	1.26%	1.25%
Ratio of Net Expenses to Average Net Assets***(5)	1.20%	1.32%	1.39%	1.26%	1.25%
Ratio of Net Investment Income to Average Net Assets***	2.47%	2.02%	2.51%	1.98%	2.48%
Portfolio Turnover Rate***	68%	14%	19%	78%	8%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Long/Short Fund.
(2)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(3)	Period from August 1, 2008 through July 31, 2009.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	See Note 6 in Notes to Financial Statements.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.72% and 1.71%, respectively, in 2011, 1.76% and 1.75%, respectively, in 2010, 1.58% and 1.58%, respectively, for the two-month fiscal period ended September 30, 2009, 2.72% and 2.72%, respectively, for the fiscal year ended July 31, 2009, 2.42% and 2.42%, respectively, in 2008 and 1.75% and 1.74%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on the total net assets of the class.
(8)	Period from November 28, 2007 (inception date) through July 31, 2008.

See Notes to Financial Statements.

Janus Alternative Funds | 37

Financial Highlights  (continued)

Class R Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended	Janus Global Market Neutral Fund(1)
September 30, 2009 and each fiscal year ended July 31	2011	2010	2009(2)	2009(3)	2008	2007

Net Asset Value, Beginning of Period	$9.86	$9.15	$8.40	$10.89	$12.65	$10.00
Income from Investment Operations:
Net investment income/(loss)	.47	(.07)	.06	(.56)	.78	.10
Net gain/(loss) on investments (both realized and unrealized)	(1.49)	.78	.69	(1.82)	(2.48)	2.59
Total from Investment Operations	(1.02)	.71	.75	(2.38)	(1.70)	2.69
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.12)	–	(.04)
Distributions (from capital gains)*	–	–	–	–	(.06)	–
Redemption fees	–(4)	–(4)	–	.01	–	–
Total Distributions and Other	–	–	–	(.11)	(.06)	(.04)
Net Asset Value, End of Period	$8.84	$9.86	$9.15	$8.40	$10.89	$12.65
Total Return**	(10.34)%	7.76%	8.93%	(21.76)%	(13.49)%	26.90%
Net Assets, End of Period (in thousands)	$188	$243	$168	$175	$86	$1,280
Average Net Assets for the Period (in thousands)	$248	$193	$178	$148	$601	$1,142
Ratio of Gross Expenses to Average Net Assets***(5)	4.23%(6)	4.28%(6)	5.93%(6)	4.93%(6)	4.89%(6)	3.67%(6)
Ratio of Net Expenses to Average Net Assets***(5)	4.23%(6)	4.27%(6)	5.93%(6)	4.93%(6)	4.89%(6)	3.67%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.57)%	(2.33)%	(5.90)%	(3.25)%(7)	(0.47)%	0.36%
Portfolio Turnover Rate***	228%	140%	148%	261%	156%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Long/Short Fund.
(2)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(3)	Period from August 1, 2008 through July 31, 2009.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	See Note 6 in Notes to Financial Statements.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 2.31% and 2.30%, respectively, in 2011, 2.40% and 2.39%, respectively, in 2010, 2.25% and 2.25%, respectively, for the two-month fiscal period ended September 30, 2009, 3.81% and 3.81%, respectively, for the fiscal year ended July 31, 2009, 4.19% and 4.19%, respectively, in 2008 and 2.49% and 2.49%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

38 | SEPTEMBER 30, 2011

Class S Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended	Janus Global Market Neutral Fund(1)
September 30, 2009 and each fiscal year ended July 31	2011	2010	2009(2)	2009(3)	2008	2007

Net Asset Value, Beginning of Period	$10.62	$9.82	$9.04	$11.52	$12.69	$10.00
Income from Investment Operations:
Net investment income	4.55	1.37	.67	1.00	.16	.09
Net gain/(loss) on investments (both realized and unrealized)	(5.62)	(.57)	.11	(3.46)	(1.26)	2.65
Total from Investment Operations	(1.07)	.80	.78	(2.46)	(1.10)	2.74
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.03)	(.02)	(.05)
Distributions (from capital gains)*	–	–	–	–	(.06)	–
Redemption fees	.01	–(4)	–(4)	.01	.01	–
Total Distributions and Other	.01	–	–	(.02)	(.07)	(.05)
Net Asset Value, End of Period	$9.56	$10.62	$9.82	$9.04	$11.52	$12.69
Total Return**	(9.98)%	8.15%	8.63%	(21.23)%	(8.65)%	27.43%
Net Assets, End of Period (in thousands)	$676	$1,670	$2,702	$3,679	$31,691	$40,590
Average Net Assets for the Period (in thousands)	$1,202	$1,975	$3,189	$12,978	$59,260	$6,865
Ratio of Gross Expenses to Average Net Assets***(5)	4.09%(6)	4.03%(6)	5.68%(6)	4.18%(6)	3.66%(6)	3.99%(6)
Ratio of Net Expenses to Average Net Assets***(5)	4.09%(6)	4.03%(6)	5.68%(6)	4.18%(6)	3.66%(6)	3.98%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.62)%	(2.08)%	(1.80)%	(2.22)%(7)	0.30%	1.67%
Portfolio Turnover Rate***	228%	140%	148%	261%	156%	94%

Class S Shares

For a share outstanding during each fiscal year ended September 30, the
two-month fiscal period ended September 30, 2009 and each fiscal year or	Janus Global Real Estate Fund
period ended July 31	2011	2010	2009(2)	2009(3)	2008(8)

Net Asset Value, Beginning of Period	$9.08	$7.50	$6.51	$8.63	$10.00
Income from Investment Operations:
Net investment income	.21	.12	.02	.15	.12
Net gain/(loss) on investments (both realized and unrealized)	(1.52)	1.60	.97	(2.02)	(1.49)
Total from Investment Operations	(1.31)	1.72	.99	(1.87)	(1.37)
Less Distributions:
Dividends (from net investment income)*	(.15)	(.14)	–	(.25)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.15)	(.14)	–	(.25)	–
Net Asset Value, End of Period	$7.62	$9.08	$7.50	$6.51	$8.63
Total Return**	(14.67)%	23.32%	15.21%	(20.84)%	(13.70)%
Net Assets, End of Period (in thousands)	$346	$543	$409	$354	$434
Average Net Assets for the Period (in thousands)	$539	$477	$389	$299	$437
Ratio of Gross Expenses to Average Net Assets***(5)	1.62%	1.82%	1.86%	1.29%(9)	1.75%
Ratio of Net Expenses to Average Net Assets***(5)	1.62%	1.82%	1.86%	1.29%(9)	1.75%
Ratio of Net Investment Income to Average Net Assets***	2.22%	1.49%	2.02%	2.51%	2.08%
Portfolio Turnover Rate***	68%	14%	19%	78%	8%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Long/Short Fund.
(2)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(3)	Period from August 1, 2008 through July 31, 2009.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	See Note 6 in Notes to Financial Statements.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 2.06% and 2.06%, respectively, in 2011, 2.12% and 2.11%, respectively, in 2010, 2.01% and 2.01%, respectively, for the two-month fiscal period ended September 30, 2009, 3.16% and 3.16%, respectively, for the fiscal year ended July 31, 2009, 2.96% and 2.96%, respectively, in 2008 and 2.25% and 2.24%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02%. The adjustment had no impact on the total net assets of the class.
(8)	Period from November 28, 2007 (inception date) through July 31, 2008.
(9)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.76% and 1.76%, respectively, for the fiscal year ended July 31, 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Alternative Funds | 39

Financial Highlights  (continued)

Class T Shares

For a share outstanding during each fiscal year ended September 30, the two-month	Janus Global Market Neutral Fund(1)
fiscal period ended September 30, 2009 and the fiscal period ended July 31, 2009	2011	2010	2009(2)	2009(3)

Net Asset Value, Beginning of Period	$10.60	$9.79	$8.98	$8.88
Income from Investment Operations:
Net investment income/(loss)	.98	(.17)	.04	.17
Net gain/(loss) on investments (both realized and unrealized)	(2.03)	.98	.77	(.07)
Total from Investment Operations	(1.05)	.81	.81	.10
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(4)	–(4)	–	–
Total Distributions and Other	–	–	–	–
Net Asset Value, End of Period	$9.55	$10.60	$9.79	$8.98
Total Return**	(9.91)%	8.27%	9.02%	1.13%
Net Assets, End of Period (in thousands)	$227	$1,434	$1	$1
Average Net Assets for the Period (in thousands)	$675	$742	$1	$1
Ratio of Gross Expenses to Average Net Assets***(5)	4.37%(6)	3.61%(6)	5.35%(6)	2.04%(6)
Ratio of Net Expenses to Average Net Assets***(5)	4.37%(6)	3.59%(6)	5.35%(6)	2.00%(6)
Ratio of Net Investment Loss to Average Net Assets***	(1.40)%	(1.66)%	(5.61)%	(2.61)%(7)
Portfolio Turnover Rate***	228%	140%	148%	261%

Class T Shares

For a share outstanding during each fiscal year ended September 30, the two-month	Janus Global Real Estate Fund
fiscal period ended September 30, 2009 and the fiscal period ended July 31, 2009	2011	2010	2009(2)	2009(3)

Net Asset Value, Beginning of Period	$9.12	$7.50	$6.51	$5.80
Income from Investment Operations:
Net investment income	.27	.15	.03	–
Net gain/(loss) on investments (both realized and unrealized)	(1.56)	1.61	.96	.71
Total from Investment Operations	(1.29)	1.76	.99	.71
Less Distributions and Other:
Dividends (from net investment income)*	(.21)	(.14)	–	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	.02	–(4)	–	–
Total Distributions and Other	(.19)	(.14)	–	–
Net Asset Value, End of Period	$7.64	$9.12	$7.50	$6.51
Total Return**	(14.33)%	23.86%	15.21%	12.24%
Net Assets, End of Period (in thousands)	$3,180	$2,801	$1	$1
Average Net Assets for the Period (in thousands)	$6,456	$528	$1	$1
Ratio of Gross Expenses to Average Net Assets***(5)	1.34%	1.59%	1.61%	1.54%
Ratio of Net Expenses to Average Net Assets***(5)	1.34%	1.58%	1.61%	1.54%
Ratio of Net Investment Income to Average Net Assets***	2.14%	2.39%	2.25%	0.79%
Portfolio Turnover Rate***	68%	14%	19%	78%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Long/Short Fund.
(2)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.
(4)	Redemption fees aggregated less than $.01 on a per share basis.
(5)	See Note 6 in Notes to Financial Statements.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.84% and 1.84%, respectively, in 2011, 1.95% and 1.93%, respectively, in 2010, 1.66% and 1.65%, respectively, for the two-month fiscal period ended September 30, 2009 and 1.87% and 1.83%, respectively, for the fiscal year ended July 31, 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.90%. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

40 | SEPTEMBER 30, 2011

Notes to Schedules of Investments

Citigroup 3-Month U.S. Treasury Bill Index	An unmanaged index that represents the performance of three-month Treasury bills. The index reflects reinvestment of all distributions and changes in market prices.

FTSE EPRA/NAREIT Developed Index	A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.

FTSE EPRA/NAREIT Global Index	A global market capitalization weighted index composed of listed real estate securities in the North American, European, Asian, and South American real estate markets including both developed and emerging markets.

Lipper Global Real Estate Funds	Funds that invest at least 25% but less than 75% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the U.S.

Lipper Long/Short Equity Funds	Funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

ETN	Exchange-Traded Note

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
ß	Security is illiquid.

Janus Alternative Funds | 41

Notes to Schedules of Investments (continued)

°° ∞  Schedule of Fair Valued Securities (as of September 30, 2011)

		Value as a %
	Value	of Net Assets

Janus Global Real Estate Fund
Sino-Forest Corp.	$752	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Fund’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2011 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Global Real Estate Fund	$270,388	0.5%

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of September 30, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Global Market Neutral Fund(b)
Common Stock
Beverages – Wine and Spirits	$–	$436,113	$–
Brewery	–	782,854	–
Cellular Telecommunications	–	1,677,895	–
Chemicals – Diversified	430,077	210,944	–
Commercial Banks	–	394,809	–
Commercial Services	–	60,309	–
Diversified Banking Institutions	–	464,317	–
Electric – Distribution	–	447,566	–
Electronic Components – Miscellaneous	–	1,012,298	–
Food – Miscellaneous/Diversified	398,792	1,160,103	–
Life and Health Insurance	–	1,050,889	–
Machine Tools and Related Products	–	526,430	–
Machinery – Construction and Mining	–	392,393	–
Medical – Drugs	1,538,231	3,843,859	–
Oil Companies – Integrated	478,383	2,021,676	–
Power Converters and Power Supply Equipment	–	577,140	–
Publishing – Books	–	290,452	–
REIT – Warehouse and Industrial	–	272,470	–
Retail – Major Department Stores	531,943	414,950	–
Steel – Producers	–	395,815	–
Tobacco	–	314,500
All Other	16,536,959	–	–

Exchange - Traded Fund	–	721,142	–

Exchange - Traded Note	2,040,719	–	–

Total Investments in Securities	$21,955,104	$17,468,924	$–

42 | SEPTEMBER 30, 2011

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Global Real Estate Fund
Common Stock
Building – Residential and Commercial	$487,283	$298,295	$–
Casino Hotels	–	403,359	–
Diversified Operations	–	839,685	–
Electric Distribution	–	797,277	–
Forestry	159,942	–	752
Hotels and Motels	–	524,220	–
Real Estate Management/Services	2,413,225	2,739,893	–
Real Estate Operating/Development	4,058,847	8,795,861	–
REIT – Diversified	6,623,775	3,617,347	–
REIT – Hotels	1,581,642	293,855	–
REIT – Office Property	2,497,086	886,097	–
REIT – Shopping Centers	1,078,104	1,239,289	–
REIT – Warehouse and Industrial	1,532,827	517,602	–
Retail – Restaurants	–	651,422	–
All Other	7,054,322	–	–

Corporate Bond	–	49,875	–

Exchange-Traded Funds	–	427,503	–

Preferred Stock	–	738,914	–

Money Market	–	2,246,000	–

Total Investments in Securities	$27,487,053	$25,066,495	$752

Investments in Securities Sold Short:
Janus Global Market Neutral Fund(b)
Exchange - Traded Funds
Commodity	$–	$(1,332,820)	$–
Corp/Pref-High Yield	–	(858,820)	–
Emerging Market – Equity	–	(2,571,189)	–
Growth – Large Cap	–	(971,564)	–
International Equity	–	(3,903,589)	–
Region Fund - Geo Focused Equity	–	(686,811)	–
Region Fund - Latin America	–	(1,233,040)	–
All Other	(2,116,316)	–	–

Total Investments in Securities Sold Short	$(2,116,316)	$(11,557,833)	$–

Investments in Purchased Options:
Janus Global Market Neutral Fund(b)	$–	$105,869	$–
Janus Global Real Estate Fund	–	179,113	–

Other Financial Instruments(c):
Janus Global Market Neutral Fund(b)	$–	$750,091	$–
Janus Global Real Estate Fund	–	(218,609)	–

(a)	Includes fair value factors.
(b)	Formerly named Janus Long/Short Fund.
(c)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Janus Alternative Funds | 43

Notes to Schedules of Investments (continued)

Level 3 Valuation Reconciliation of Assets (for the fiscal period ended September 30, 2011)

Change in
			Unrealized			Transfers In
	Balance as of	Realized	Appreciation/			and/or Out of	Balance as of
	September 30, 2010	Gain/(Loss)(a)	Depreciation(b)	Gross Purchases	Gross Sales	Level 3(c)	September 30, 2011

Investments in Securities:
Janus Global Real Estate Fund
Common Stock
Forestry	$–	$(781,997)	$265,755	$1,076,346	$(1,079,418)	$520,066	$752

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.
(c)	Financial assets were transferred from Level 1 to Level 3 because the security ceased trading during the period and fair value was determined using valuation techniques utilizing unobservable market date due to observable market data being unavailable.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of September 30, 2011 is noted below.

Fund	Aggregate Value

Janus Global Market Neutral Fund(1)	$45,514,838
Janus Global Real Estate Fund	7,365,416

(1)	Formerly named Janus Long/Short Fund.

44 | SEPTEMBER 30, 2011

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Market Neutral Fund (formerly named Janus Long/Short Fund) and Janus Global Real Estate Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal year ended September 30, 2011. The Trust offers forty-two funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as nondiversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the

Janus Alternative Funds | 45

Notes to Financial Statements (continued)

supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter

46 | SEPTEMBER 30, 2011

M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended September 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Restricted Cash
As of September 30, 2011, Janus Global Market Neutral Fund and Janus Global Real Estate Fund had restricted cash in the amount of $1,205,000 and $479,645, respectively. The restricted cash represents collateral received in relation to options contracts invested in by the Fund at September 30, 2011. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued

Janus Alternative Funds | 47

Notes to Financial Statements (continued)

at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2011 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

The Level 3 Valuation Reconciliation of Assets is disclosed in the Notes to Schedules of Investments.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more Funds during the fiscal year ended September 30, 2011 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit

48 | SEPTEMBER 30, 2011

risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Janus Alternative Funds | 49

Notes to Financial Statements (continued)

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. Janus Global Real Estate Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of

50 | SEPTEMBER 30, 2011

the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the fiscal year ended September 30, 2011 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Market Neutral Fund(1)
Options outstanding at September 30, 2010	4,984	$348,509
Options written	71,554	6,314,200
Options closed	(65,080)	(5,727,944)
Options expired	(3,167)	(271,780)
Options exercised	(5,955)	(340,810)

Options outstanding at September 30, 2011	2,336	$322,175

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Market Neutral Fund(1)
Options outstanding at September 30, 2010	9,504	$1,241,914
Options written	38,182	4,196,053
Options closed	(39,081)	(4,711,586)
Options expired	(5,053)	(377,390)
Options exercised	(2,794)	(193,573)

Options outstanding at September 30, 2011	758	$155,418

(1)	Formerly named Janus Long/Short Fund.

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Real Estate Fund
Options outstanding at September 30, 2010	6	$762
Options written	–	–
Options closed	–	–
Options expired	(6)	(762)
Options exercised	–	–

Options outstanding at September 30, 2011	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Real Estate Fund
Options outstanding at September 30, 2010	372	$35,538
Options written	8,410	723,898
Options closed	(333)	(73,886)
Options expired	(3,173)	(307,238)
Options exercised	(1,667)	(165,516)

Options outstanding at September 30, 2011	3,609	$212,796

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in

Janus Alternative Funds | 51

Notes to Financial Statements (continued)

“Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Funds gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of September 30, 2011.

Fair Value of Derivative Instruments as of September 30, 2011

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Market Neutral Fund(1)
Commodity Contracts	Variation margin	$24,202
Currency Contracts	Variation margin	21,700
Equity Contracts	Variation margin	118,440
Equity Contracts	Unaffiliated investments at value	105,869	Options written, at value	$638,719
Equity Contracts	Outstanding swap contracts at value	1,477,770	Outstanding swap contracts at value	701,075
Foreign Exchange Contracts	Forward currency contracts	521,786
Interest Rate Contracts			Options written, at value	74,013

Total		$2,269,767		$1,413,807

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Real Estate Fund
Equity Contracts	Unaffiliated investments at value	$179,113	Options written, at value	$218,609

Total		$179,113		$218,609

(1)	Formerly named Janus Long/Short Fund.

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the fiscal year ended September 30, 2011.

The effect of Derivative Instruments on the Statements of Operations for the fiscal year ended September 30, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Market Neutral Fund(1)

Commodity Contracts	$202,073	$(352,972)	$64,314	$–	$(86,585)
Currency Contracts	57,813	–	–	–	57,813
Equity Contracts	(1,215,070)	2,168,779	1,538,840	–	2,492,549
Foreign Exchange Contracts	–	–	–	(374,980)	(374,980)
Interest Rate Contracts	–	–	(430,077)	–	(430,077)

Total	$(955,184)	$1,815,807	$1,173,077	$(374,980)	$1,658,720

(1)	Formerly named Janus Long/Short Fund.

52 | SEPTEMBER 30, 2011

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Market Neutral Fund(1)

Commodity Contracts	$(94,285)	$–	$13,554	$–	$(80,731)
Currency Contracts	8,767	–	–	–	8,767
Equity Contracts	504,030	1,124,539	(925,631)	–	702,938
Foreign Exchange Contracts	–	–	–	521,786	521,786
Interest Rate Contracts	–	–	24,739	–	24,739

Total	$418,512	$1,124,539	$(887,338)	$521,786	$1,177,499

(1)	Formerly named Janus Long/Short Fund.

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Real Estate Fund

Equity Contracts			$(37,941)		$(37,941)

Total			$(37,941)		$(37,941)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Global Real Estate Fund

Equity Contracts			$78,738		$78,738

Total			$78,738		$78,738

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the

Janus Alternative Funds | 53

Notes to Financial Statements (continued)

economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Borrowing
Janus Global Market Neutral Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. The Fund may also borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by Janus Global Market Neutral Fund involves special risk considerations that may not be associated with other funds that may only borrow for temporary or emergency purposes. Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage. The Fund was not leveraged at September 30, 2011.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and

54 | SEPTEMBER 30, 2011

regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Funds, particularly Janus Global Market Neutral Fund, may invest in or short exchange-traded funds (“ETFs”) which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

ETFs in which Janus Global Market Neutral Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, Janus Global Market Neutral Fund will be subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF. Because Janus Global Market Neutral Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodities risk. For example, Janus Global Market Neutral Fund may invest in emerging markets ETFs, and in turn, Janus Global Market Neutral Fund will be subject to foreign exposure risks similar to Janus Global Market Neutral Fund’s direct investment in emerging markets securities. Additionally, if the Fund invests in ETFs that are financially leveraged, such investments may be expected to exhibit more volatility in market price and NAV than an investment in shares of ETFs without a leveraged capital structure, which may ultimately negatively affect Janus Global Market Neutral Fund’s returns. Further, investing in ETFs that invest in the commodities market may subject Janus Global Market Neutral Fund to greater volatility than investments in traditional securities such as stocks or bonds. Commodities ETFs may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Similarly, short sales of ETF shares are speculative transactions and are subject to short sale risk. In addition, if Janus Global Market Neutral Fund sells short shares in ETFs that are financially leveraged, such short sales may exhibit enhanced volatility in market price as compared to short sales of shares of similar ETFs without a leveraged capital structure, which may negatively affect Janus Global Market Neutral Fund’s returns.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund’s total assets must be

Janus Alternative Funds | 55

Notes to Financial Statements (continued)

collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Real Estate Investing
The Funds may invest in equity and debt securities of U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When the Funds lend their securities, they receive collateral (including cash collateral), at least equal to the value of securities loaned. The Funds may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the Funds to collateralize the loan. If the Funds are unable to recover a security on loan, the Funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Funds did not have any securities on loan during the fiscal year ended September 30, 2011.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of Janus Global Real Estate Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). Janus Global Real Estate Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Janus Global Market Neutral Fund is not subject to any such limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by

56 | SEPTEMBER 30, 2011

restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees, disclosed on the Statements of Operations (if applicable), on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual Investment
	Average Daily Net	Advisory Fee/Base
Fund	Assets of the Fund	Fee (%) (annual rate)

Janus Global Market Neutral Fund(1)	All Asset Levels	1.25
Janus Global Real Estate Fund	N/A	0.75

(1)	Formerly named Janus Long/Short Fund.

For Janus Global Real Estate Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Global Real Estate Fund	FTSE EPRA/NAREIT Global Index

Only the base fee rate applied until December 2008 for Janus Global Real Estate Fund. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began December 2008.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. For Janus Global Real Estate Fund, the Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the cumulative investment record of the FTSE EPRA/NAREIT Developed Index (for periods prior to July 1, 2010) and the FTSE EPRA/NAREIT Global Index (for periods commencing July 1, 2010). The aggregate of the Fund’s performance versus these two benchmark indices, respectively, is used for purposes of calculating the Performance Adjustment. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or

Janus Alternative Funds | 57

Notes to Financial Statements (continued)

expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The application of an expense limit, if any, will have a positive effect upon the Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the fiscal year ended September 30, 2011, the Fund recorded a Performance Adjustment as indicated in the table below:

Fund	Performance Adjustment

Janus Global Real Estate Fund	$31,987

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of a Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of each Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S

58 | SEPTEMBER 30, 2011

Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse until at least February 1, 2013 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit (%)

Janus Global Market Neutral Fund(1)	1.75
Janus Global Real Estate Fund	1.25

(1)	Formerly named Janus Long/Short Fund.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of September 30, 2011 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended September 30, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the fiscal year ended September 30, 2011.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $577,423 was paid by the Trust during the fiscal year ended September 30, 2011. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended September 30, 2011, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Market Neutral Fund(1)	$57,040
Janus Global Real Estate Fund	48,552

(1)	Formerly named Janus Long/Short Fund.

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectuses. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the fiscal year ended September 30, 2011, redeeming shareholders of Class A Shares paid the following contingent deferred sales charges to Janus Distributors:

Contingent Deferred
Fund (Class A Shares)	Sales Charge

Janus Global Market Neutral Fund(1)	$5,051
Janus Global Real Estate Fund	4

(1)	Formerly named Janus Long/Short Fund.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended September 30, 2011,

Janus Alternative Funds | 59

Notes to Financial Statements (continued)

redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus Global Market Neutral Fund(1)	$2,022
Janus Global Real Estate Fund	568

(1)	Formerly named Janus Long/Short Fund.

A 2.00% redemption fee may be imposed on Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds, as applicable, held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital.

Total redemption fees received by the Funds for the fiscal year ended September 30, 2011 are indicated in the table below:

Fund	Redemption Fee

Janus Global Market Neutral Fund(1)	$18,335
Janus Global Real Estate Fund	23,562

(1)	Formerly named Janus Long/Short Fund.

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the fiscal year ended September 30, 2011, the following Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 9/30/11

Janus Cash Liquidity Fund LLC
Janus Global Real Estate Fund	$41,896,868	$(45,699,094)	$9,764	$2,246,000

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended September 30, 2011, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 9/30/10	Purchases	Purchases	Redemptions	Redemptions	at 9/30/11

Janus Global Market Neutral Fund(1) - Class T Shares	$11,000	$–	–	$(11,000)	6/29/11	$–
Janus Global Real Estate Fund - Class C Shares	500,000	–	–	(500,000)	6/29/11	–
Janus Global Real Estate Fund - Class D Shares	10,000	–	–	(10,000)	6/29/11	–
Janus Global Real Estate Fund - Class S Shares	500,000	–	–	(296,261)	6/29/11	203,739
Janus Global Real Estate Fund - Class T Shares	1,000	–	–	(1,000)	6/29/11	–

(1)	Formerly named Janus Long/Short Fund.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

60 | SEPTEMBER 30, 2011

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds noted below have incurred “Post-October” losses during the period November 1, 2010 through September 30, 2011. These losses will be deferred for tax purposes and recognized during the next fiscal period.

	Undistributed	Undistributed			Other Book
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Net Tax
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Janus Global Market Neutral Fund(1)	$3,541,039	$–	$(239,780,416)	$(1,345,570)	$(245,763)	$(741,510)
Janus Global Real Estate Fund	855,083	–	(450,465)	(99,193)	(9,408)	(8,235,124)

(1)	Formerly named Janus Long/Short Fund.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2011, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended September 30, 2011

			Accumulated
Fund	September 30, 2016	September 30, 2017	Capital Losses

Janus Global Market Neutral Fund(1)	$(43,011,824)	$(196,768,592)	$(239,780,416)
Janus Global Real Estate Fund	–	(450,465)	(450,465)

(1)	Formerly named Janus Long/Short Fund.

During the fiscal year ended September 30, 2011, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Fund	Carryover Utilized

Janus Global Market Neutral Fund(1)	$2,221,667
Janus Global Real Estate Fund	509,235

(1)	Formerly named Janus Long/Short Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, partnerships and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Global Market Neutral Fund(1)	$41,932,648	$828,374	$(3,231,125)
Janus Global Real Estate Fund	60,968,537	1,919,756	(10,154,880)

(1)	Formerly named Janus Long/Short Fund.

Janus Alternative Funds | 61

Notes to Financial Statements (continued)

Information on the tax components of securities sold short as of September 30, 2011 is as follows:

	Federal Tax	Unrealized	Unrealized
Fund	Cost	(Appreciation)	Depreciation

Janus Global Market Neutral Fund(1)	$(15,335,390)	$–	$1,661,241

(1)	Formerly named Janus Long/Short Fund.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended September 30, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Real Estate Fund	$1,221,871	$–	$–	$–

For the fiscal period ended September 30, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Market Neutral Fund(1)	$–	$–	$–	$(2,599,847)
Janus Global Real Estate Fund	317,340	–	–	–

(1)	Formerly named Janus Long/Short Fund.

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended September 30, the two-month
fiscal period ended September 30, 2009 and each fiscal year
or period ended July 31

	Janus	Janus
	Global Market	Global Real
	Neutral Fund(1)	Estate Fund

Class A Shares
2011	3.96%	1.48%
2010	4.47%	2.04%
2009(2)	5.61%	3.14%
2009(3)	4.00%	6.21%
2008	3.38%(4)	6.64%(5)
2007	3.46%	N/A

Class C Shares
2011	4.62%	2.18%
2010	4.37%	2.78%
2009(2)	6.36%	3.48%
2009(3)	4.85%	6.85%
2008	4.18%(4)	7.37%(5)
2007	4.60%	N/A

62 | SEPTEMBER 30, 2011

	Janus	Janus
	Global Market	Global Real
	Neutral Fund(1)	Estate Fund

Class D Shares
2011	N/A	1.34%
2010	N/A	1.83%(6)

Class I Shares
2011	3.77%	1.20%
2010	3.70%	1.74%
2009(2)	5.31%	2.56%
2009(3)	3.75%	5.68%
2008	3.12%(4)	6.21%(5)
2007	3.26%	N/A

Class R Shares
2011	4.23%	N/A
2010	4.28%	N/A
2009(2)	5.93%	N/A
2009(3)	4.72%(4)	N/A
2008	4.89%(4)	N/A
2007	7.95%	N/A

Class S Shares
2011	4.09%	1.62%
2010	4.03%	2.19%
2009(2)	5.68%	2.96%
2009(3)	4.18%	6.34%
2008	3.66%(4)	6.81%(5)
2007	4.42%	N/A

Class T Shares
2011	4.37%	1.34%
2010	3.61%	2.22%
2009(2)	5.35%	2.54%
2009(7)	2.71%	6.78%

(1)	Formerly named Janus Long/Short Fund.
(2)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(3)	Period from August 1, 2008 through July 31, 2009.
(4)	Without the recoupment of expenses, the ratio would have been 4.72% for Class R Shares in the fiscal year ended July 31, 2009 and 3.38% for Class A Shares, 4.16% for Class C Shares, 3.12% for Class I Shares, 4.11% for Class R Shares and 3.61% for Class S Shares in 2008.
(5)	Period from November 28, 2007 (inception date) through July 31, 2008.
(6)	Period from February 16, 2010 (inception date) through September 30, 2010.
(7)	Period from July 6, 2009 (inception date) through July 31, 2009.

Janus Alternative Funds | 63

Notes to Financial Statements (continued)

7.	Capital Share Transactions

	Janus Global Market		Janus Global Real
For the fiscal years ended September 30	Neutral Fund(1)		Estate Fund
(all numbers in thousands)	2011	2010	2011	2010

Transactions in Fund Shares – Class A Shares:
Shares sold	555	320	1,032	592
Reinvested dividends and distributions	–	–	17	5
Shares repurchased	(1,423)	(4,096)	(859)	(144)
Net Increase/(Decrease) in Fund Shares	(868)	(3,776)	190	453
Shares Outstanding, Beginning of Period	2,208	5,984	682	229
Shares Outstanding, End of Period	1,340	2,208	872	682
Transactions in Fund Shares – Class C Shares:
Shares sold	280	254	421	87
Reinvested dividends and distributions	–	–	3	1
Shares repurchased	(2,028)	(3,963)	(95)	(12)
Net Increase/(Decrease) in Fund Shares	(1,748)	(3,709)	329	76
Shares Outstanding, Beginning of Period	3,800	7,509	138	62
Shares Outstanding, End of Period	2,052	3,800	467	138
Transactions in Fund Shares – Class D Shares:
Shares sold	N/A	N/A	1,667	1,338(2)
Reinvested dividends and distributions	N/A	N/A	36	–(2)
Shares repurchased	N/A	N/A	(977)	(93)(2)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	726	1,245(2)
Shares Outstanding, Beginning of Period	N/A	N/A	1,245	–(2)
Shares Outstanding, End of Period	N/A	N/A	1,971	1,245(2)
Transactions in Fund Shares – Class I Shares:
Shares sold	953	2,501	1,638	1,074
Reinvested dividends and distributions	–	–	60	34
Shares repurchased	(3,171)	(3,716)	(981)	(221)
Net Increase/(Decrease) in Fund Shares	(2,218)	(1,215)	717	887
Shares Outstanding, Beginning of Period	3,330	4,545	2,538	1,651
Shares Outstanding, End of Period	1,112	3,330	3,255	2,538
Transactions in Fund Shares – Class R Shares:
Shares sold	15	13	N/A	N/A
Reinvested dividends and distributions	–	–	N/A	N/A
Shares repurchased	(19)	(6)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	(4)	7	N/A	N/A
Shares Outstanding, Beginning of Period	25	18	N/A	N/A
Shares Outstanding, End of Period	21	25	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	23	25	39	6
Reinvested dividends and distributions	–	–	1	1
Shares repurchased	(109)	(143)	(55)	(1)
Net Increase/(Decrease) in Fund Shares	(86)	(118)	(15)	6
Shares Outstanding, Beginning of Period	157	275	60	54
Shares Outstanding, End of Period	71	157	45	60
Transactions in Fund Shares – Class T Shares:
Shares sold	74	138	925	333
Reinvested dividends and distributions	–	–	10	–
Shares repurchased	(185)	(3)	(826)	(26)
Net Increase/(Decrease) in Fund Shares	(111)	135	109	307
Shares Outstanding, Beginning of Period	135	–	307	–
Shares Outstanding, End of Period	24	135	416	307

(1)	Formerly named Janus Long/Short Fund.
(2)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.

64 | SEPTEMBER 30, 2011

8.	Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Market Neutral Fund(1)	$166,733,099	$219,079,389	$–	$–
Janus Global Real Estate Fund	66,193,421	41,468,138	–	–

(1)	Formerly named Janus Long/Short Fund.

9.	Pending Legal Matters

Janus Capital is involved in one remaining lawsuit arising from the Securities and Exchange Commission’s and the Office of the New York State Attorney General’s 2003 market timing investigation which asserts derivative claims by investors in certain Janus funds ostensibly on behalf of such funds. The case (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518) is before the U.S. District Court for the District of Maryland. The trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the United States Court of Appeals for the Fourth Circuit. Oral arguments occurred in September 2011, with a decision expected in the first quarter of 2012.

In June 2011, after a trial court dismissal and subsequent appeal, the First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586 suit (a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims against JCGI and Janus Capital) was dismissed in JCGI’s and Janus Capital’s favor by the United States Supreme Court.

Janus Capital does not believe that these matters will materially affect its ability to continue providing services it has agreed to provide to the Janus funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future.

10.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Funds have early adopted the disclosure and are disclosing purchases and sales on a gross basis in the Level 3 roll forward accordingly. The adoption of this Accounting Standards Update did not have any impact on each Fund’s financial position or the results of its operations.

11.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2011 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Alternative Funds | 65

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global Real Estate Fund and Janus Global Market Neutral Fund (formerly named Janus Long/Short Fund) (two of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at September 30, 2011 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 17, 2011

66 | SEPTEMBER 30, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Alternative Funds | 67

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended September 30, 2010. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

68 | SEPTEMBER 30, 2011

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total

Janus Alternative Funds | 69

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

70 | SEPTEMBER 30, 2011

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the fiscal year ended September 30, 2011:

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Janus Global Real Estate Fund	$38,553	$1,419,572

Dividends Received Deduction Percentage

Fund

Janus Global Market Neutral Fund(1)	18%
Janus Global Real Estate Fund	1%

(1)	Formerly named Janus Long/Short Fund.

Qualified Dividend Income Percentage

Fund

Janus Global Market Neutral Fund(1)	37%
Janus Global Real Estate Fund	100%

(1)	Formerly named Janus Long/Short Fund.

Janus Alternative Funds | 71

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverage Co., Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

72 | SEPTEMBER 30, 2011

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11 - Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgwater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	52	Formerly, Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-2011); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	52	Independent Trustee of PayPal Funds (a money market fund) (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

Janus Alternative Funds | 73

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions to corporate clients).

74 | SEPTEMBER 30, 2011

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Patrick Brophy 151 Detroit Street Denver, CO 80206 DOB: 1965	Executive Vice President and Portfolio Manager Janus Global Real Estate Fund	11/07-Present	Portfolio Manager for other Janus accounts.

Daniel Riff 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Portfolio Manager Janus Global Market Neutral Fund	8/06-Present	Formerly, Analyst (2003-2007) for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group, Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Alternative Funds | 75

Notes

76 | SEPTEMBER 30, 2011

Notes

Janus Alternative Funds | 77

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Perkins value funds seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (11/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-1011-164	125-02-01400 11-11

ANNUAL REPORT

September 30, 2011

Janus Global & International Funds

Janus Asia Equity Fund
Janus Emerging Markets Fund
Janus Global Life Sciences Fund
Janus Global Research Fund
Janus Global Select Fund
Janus Global Technology Fund
Janus International Equity Fund
Janus Overseas Fund
Janus Worldwide Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global & International Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment
Officer

Gibson Smith
Co-Chief Investment
Officer

Punting politicians

We would like to take this opportunity to thank you for investing with Janus.

As we head into the fourth quarter, we find it troubling that politicians hold the keys to confidence. Even more unsettling is their propensity to fiddle with half-measures while financial markets burn. Yet despite some signs of progress, Europe’s debt crisis remains unresolved. Washington, meanwhile, appears to have made scant progress on a deficit reduction plan and has kicked the proverbial can to a Congressional “super committee” that itself is likely to punt, given its highly partisan profile. We expect some hard choices to eventually come out of Brussels and Washington. Unfortunately, the risks of a policy error are growing, with potentially unsettling consequences for the global economy.

Companies, for their part, need more regulatory clarity and tax incentives to hire and invest. This is the clearest path out of the public debt crisis, as economic growth increases the tax base and lowers deficits. Yet with so much uncertainty about “normalized” demand, companies are reluctant to deploy capital. The good news is they are holding a record $2 trillion in cash and short-term investments. Even a roadmap out of the debt crisis in Europe and modest steps towards fiscal stability in the U.S. may revive business confidence and spark a rebound in investment and hiring.

Equities: strong fundamentals persist

Equity correlations between both stocks and sectors soared to record levels in September, making it a challenging environment for individual security selection. We’re confident that correlations will decline as the situation in Europe stabilizes, however, and stocks will trade more on their underlying fundamentals.

In a tougher economy, we think individual security selection will be the key to outperformance once correlations start to normalize. Sectors such as health care may have a challenging outlook, for example. Yet there are always well-positioned companies to be unearthed through fundamental research. Our technology analysts see a slowdown in tech spending, yet they are excited about secular growth drivers in areas such as storage, tablets and cloud computing. Some European companies look attractive to us too. Many have been punished simply for being domiciled in Europe. Yet a majority of their sales growth comes from emerging markets and other regions, and remains relatively healthy.

Ultimately, our conviction stems from what we see as reasonable valuations at the company level and growth drivers that we think can withstand a tougher economy. High correlations have been frustrating to us. Yet we think correlations will eventually decline, providing an excellent backdrop for active management to outperform.

Fixed Income: finding attractive entry points

While we remain very bullish on the credit markets, we have been moving to a more conservative positioning in an effort to protect on the downside in light of unpredictable macro outcomes. Investors may be concerned about low absolute yields, but growth outlooks are declining and inflation expectations have come down sharply as skepticism rises about the trajectory of the global economy. The key risk is that growth slows more than anticipated. An unintended consequence of lower rates is that it creates incentives for people to save more and spend less, which could put pressure on the economic expansion.

Treasuries have been the best way to express these concerns in fixed income, and we have been adding long-dated Treasuries in applicable portfolios – a move that has aided returns and helped to protect portfolios on the downside. While this buying of Treasuries has helped lower the volatility of portfolios, at some point in the future we anticipate liquidating Treasuries as underlying valuations are not attractive on a historical basis.

Overall, we are finding attractive opportunities across the credit markets. We remain disciplined in our security selection with a focus on companies that continue to go through a positive fundamental transformation of their capital structure. While 2009 and 2010 were strong years for the credit markets, we believe additional upside remains, but security selection is critical in this environment.

Janus Global & International Funds | 1

Continued

Outlook: opportunity for patient investors

As we look ahead, we expect a slower-growth environment heading into 2012. While U.S. growth is likely to slow, we think the economy will avoid another full-scale recession. We would be leery of more unconventional stimulus, however, because we do not believe it would fundamentally address the underlying problems of uncertainty and deleveraging.

With valuations down sharply, markets may already be discounting these concerns. We see no shortage of opportunities in both equities and fixed income and remain committed to finding them through deep, fundamental research. For those who invest actively, the long-term outlook remains bright.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

The opinions are those of the authors as of 09-2011 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

There is no assurance that the investment process will consistently lead to successful investing.

Investing involves market risk. Investment return and value will fluctuate and it is possible to lose money by investing.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

U.S. Treasury securities are direct debt obligations issued by the U.S. Government. With government bonds, the investor is a creditor of the government. Treasury Bills and U.S. Government Bonds are guaranteed by the full faith and credit of the United States government, are generally considered to be free of credit risk and typically carry lower yields than other securities. Bonds in a portfolio are typically intended to provide income and/or diversification. In general, the bond market is volatile. Bond prices rise when interest rates fall and vice versa. This effect is usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

2 | SEPTEMBER 30, 2011

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was September 30, 2011. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2011 to September 30, 2011 or fiscal period from July 29, 2011 to September 30, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive certain Funds’ total operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least February 1, 2013. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not

Janus Global & International Funds | 3

reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | SEPTEMBER 30, 2011

Janus Asia Equity Fund (unaudited)

Fund Snapshot
We believe Asian economies and related equity markets are poised for secular growth. Given the world nature of these markets, equity prices may not at all times fully reflect business fundamentals. As such, fundamental research is the foundation of our Asia investment strategy
Hiroshi Yoh portfolio manager

Performance

Since its inception on July 29, 2011, Janus Asia Equity Fund’s Class I Shares returned -27.70% through the period ended September 30, 2011. The Fund’s benchmark, the MSCI All Country Asia ex-Japan Index, returned -21.77%.

New Fund and Portfolio Manager

Singapore-based Janus portfolio manager Hiroshi Yoh began managing the new fund effective July 29. Yoh has over 22 years of investment experience. Prior to joining Janus in April of 2011, he worked for Tokio Marine Asset Management International in Singapore, where he served as the CEO and Chief Investment Officer with responsibility for the Asia Pacific ex-Japan business. He was also the lead manager for the firm’s Asia Pacific ex-Japan equity and fixed income portfolios. Under Yoh’s leadership, the firm received the AsianInvestor Investment Performance Award in the Asia ex-Japan equity category in both 2009 and 2010 for delivering consistent and sustained risk-adjusted performance over various time periods. Previously, he served as the President of Templeton Investment Management Co. Ltd. Japan. Born in China and educated in both China and Japan, Yoh received a graduate degree in business administration and political sciences and a master of economics degree from Tsukuba University in Japan. He also completed the Advanced Management Program at Harvard Business School.

Yoh will apply a “bottom up” Growth at a Reasonable Price (GARP) approach in choosing investments, looking at companies one at a time to determine if a company is attractive and if it is consistent with the Fund’s investment policies. He will also analyze each company from a macro perspective taking into consideration any important themes or issues that may impact the investment environment in certain regions, countries or sectors.

Portfolio Manager Comments

My intention is to always deliver the best risk-adjusted return I can by focusing on companies’ earnings growth potential over the medium to long-term, while making sure the valuation is reasonable. By combining these two elements, I believe I can control the Fund’s volatility, since much of the volatility is at the stock level. When you buy companies with high valuation multiples, even a small disappointment can lead to a significant decline in share price.

In stock selection, I focus on a company’s operating margin and financial margin (which I define as its return on invested capital minus its cost of capital). I seek to understand if the margins are sustainable and if they can be expanded, which could lead to high returns. If margins are sustainable, then I believe there should be no major disappointments. On the other hand, margin declines can lead to significant share price losses. Earnings surprises are mainly driven by the change of margin and less so by the swing of revenues, which is why I focus on margins. A company’s business model and strategy, the quality of management and good execution are key drivers for margins.

I believe it is also important to identify where we are in the business cycle. During 2004 to 2007, the global economy expanded approximately 5% annually and the Asian regional economy expanded approximately 9% annually, both well above their long-term historical trend growth of approximately 3% and 7% respectively. But because the previous years’ global and Asian expansion were about 2-3% and 7% respectively, market analysts and managements relied on the past and underestimated the pace of expansion and kept capital expenditures relatively low. This led to an increase in utilization rates and thus margin expansion during this period. Companies with high growth and high operating leverage outperformed during this big bull market. In the middle of 2008, when market indicators such as the U.S. sub-prime crisis and economic indicators such as export order growth in Taiwan began to deteriorate sharply, there was a high probability of global

Janus Global & International Funds | 5

Janus Asia Equity Fund (unaudited)

recession and companies with historically stable earnings in defensive sectors like consumer staples, utilities and telecommunications dominated. In April 2009, cyclical companies outperformed after the quick recovery of Chinese economic activity driven by an aggressive stimulus package.

The challenge now is the European sovereign debt issue has become serious enough to cause the euro zone to fall sharply, which could lead to another global recession. My main assumption is for a mild recession in Europe together with low growth (1%) in the U.S. Asia should maintain about 7% growth driven by domestic consumption and investment in my view, while export growth should decelerate considerably in 2012. I’m focusing on domestic consumption plays as well as domestic investment plays.

Market Overview

After relatively benign performance in July, the MSCI All Country Asia ex-Japan Index sold off significantly in August and September to reach its lowest levels since May 2010. A first-ever ratings downgrade on U.S. Government debt and worries that the European sovereign debt crisis could worsen with the increasing likelihood of a Greek default weighed heavily on global markets. Rising concerns over global growth also impacted sentiment particularly after the China Manufacturing Purchasing Managers’ Index dropped to a two-month low in September, pointing to a slowdown in the Chinese economy. Among countries within the Index, South Korea and China were among the weakest performing, while the Philippines and Malaysia were the best relative performers.

Performance Overview

Since its inception on July 29, the Fund underperformed relative to its benchmark due largely to our holdings in consumer discretionary, underweight in telecommunications and our overweight in materials. Our consumer discretionary holdings were performing relatively well in August but suffered a big sell off in September due to concern about a hard landing in China. We believe China’s consumption growth story will remain intact supported by 10-15% wage growth, which we believe will provide a positive backdrop for our holdings in general.

Industrial and Commercial Bank of China was the largest individual detractor in financials and for the Fund overall. Loans to local governments, a fading real estate boom and slower economic growth weighed on Chinese banks generally. We continue to like Industrial and Commercial Bank for its strong capital base, diversified loan portfolio as well as better risk management than peers, in our view.

Our holdings in industrials and health care contributed to relative performance as did our holdings in South Korea and Singapore. South Korea-based KT&G, a provider of tobacco and ginseng products, was among the individual contributors. We like the company for its market share recovery in tobacco as well as the recent high growth rate of its ginseng business particularly in China.

Derivatives

During the period, we used currency derivatives to hedge existing currency exposures and swaps to access markets in which we were not trading locally either due to our risk policies or an inability to trade locally. We also executed sales and purchases of puts and calls to hedge existing equity exposures, potentially gain attractive risk/reward exposures, and sold puts on non-existing positions to hedge other similar securities. In aggregate, these positions detracted from relative performance. Please see the Derivative instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

Global growth prospects for 2012 are worrisome due to austerity measures in Europe and the U.S., but we still expect relatively sound growth in Asia driven by domestic consumption and investment. Therefore, we think it will be increasingly important to focus on companies with strong domestic growth opportunities, such as consumer companies, cement providers and construction machinery manufacturers. Recent price declines in Chinese property companies and banks have also made them attractive in our view. In technology, we remain underweight in companies dependent on PC demand, but have favored those with exposure to smart phones and tablet computers, which we view as attractive growth areas.

Thank you for your investment in Janus Asia Equity Fund.

6 | SEPTEMBER 30, 2011

(unaudited)

Janus Asia Equity Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

China Mobile, Ltd.	0.03%
Taiwan Semiconductor Manufacturing Co., Ltd.	0.01%
KT&G Corp.	0.00%
Chroma Ate, Inc.	–0.01%
WT Microelectronics Co., Ltd.	–0.01%

5 Bottom Performers – Equity Holdings

Contribution

Industrial and Commercial Bank of China, Ltd.	–0.73%
Rio Tinto, Ltd.	–0.63%
China National Building Material Co., Ltd.	–0.61%
POSCO	–0.59%
DBS Group Holdings, Ltd.	–0.59%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country
	Fund Contribution	(Average % of Equity)	Asia ex-Japan Index Weighting

Telecommunication Services	0.03%	2.35%	6.46%
Health Care	–0.10%	1.07%	0.90%
Utilities	–0.28%	0.98%	3.70%
Consumer Staples	–1.01%	6.30%	5.29%
Information Technology	–1.80%	11.76%	16.15%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country
	Fund Contribution	(Average % of Equity)	Asia ex-Japan Index Weighting

Financials	–8.55%	31.67%	30.83%
Consumer Discretionary	–5.20%	16.36%	9.81%
Materials	–4.05%	11.76%	8.56%
Industrials	–2.81%	9.87%	10.34%
Energy	–1.91%	7.88%	7.96%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Global & International Funds | 7

Janus Asia Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

Samsung Electronics Co., Ltd. Electronic Components – Semiconductors	3.2%
China Mobile, Ltd. Cellular Telecommunications	2.4%
Taiwan Semiconductor Manufacturing Co., Ltd. Semiconductor Components/Integrated Circuits	2.1%
China Shenhua Energy Co., Ltd. Coal	1.9%
China Construction Bank Corp. Commercial Banks	1.8%

11.4%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

Emerging markets comprised 50.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2011

8 | SEPTEMBER 30, 2011

(unaudited)

Performance

		Expense Ratios –
Cumulative Total Return – for the period ended September 30, 2011		estimated for the fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Asia Equity Fund – Class A Shares
NAV	–25.70%	3.90%	1.58%
MOP	–29.97%

Janus Asia Equity Fund – Class C Shares
NAV	–25.70%	4.67%	2.33%
CDSC	–26.44%

Janus Asia Equity Fund – Class D Shares(1)	–25.80%	3.91%	1.53%

Janus Asia Equity Fund – Class I Shares	–25.70%	3.56%	1.33%

Janus Asia Equity Fund – Class S Shares	–25.70%	4.04%	1.83%

Janus Asia Equity Fund – Class T Shares	–25.70%	3.79%	1.58%

Morgan Stanley Capital International All Country Asia ex-Japan Index	–21.77%

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

Janus Global & International Funds | 9

Janus Asia Equity Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown reflects estimated annualized expenses that the Fund expects to incur during its initial fiscal period. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. The initial performance adjustments will begin August 2012 for the Fund.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

The Fund’s performance for very short time periods may not be indicative of future performance.

Lipper does not rank this Fund as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – July 29, 2011
(1)	Closed to new investors.

10 | SEPTEMBER 30, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/29/11)	(9/30/11)	(7/29/11 - 9/30/11)†

Actual	$1,000.00	$743.00	$2.06

Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.83

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/29/11)	(9/30/11)	(7/29/11 - 9/30/11)†

Actual	$1,000.00	$743.00	$2.11*

Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$6.98

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/29/11)	(9/30/11)	(7/29/11 - 9/30/11)†

Actual	$1,000.00	$742.00	$2.12*

Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.03

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/29/11)	(9/30/11)	(7/29/11 - 9/30/11)†

Actual	$1,000.00	$743.00	$2.05

Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.78

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/29/11)	(9/30/11)	(7/29/11 - 9/30/11)†

Actual	$1,000.00	$743.00	$2.08*

Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.88

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/29/11)	(9/30/11)	(7/29/11 - 9/30/11)†

Actual	$1,000.00	$743.00	$2.06

Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.83

†	Actual Expenses paid reflect only the inception period (July 29, 2011 to September 30, 2011). Therefore actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized expense ratio of 1.35% for Class A Shares, 1.38% for Class C Shares, 1.39% for Class D Shares, 1.34% for Class I Shares,1.36% for Class S Shares and 1.35% for Class T Shares multiplied by the average account value over the period, multiplied by 64/365 (to reflect the period); however, hypothetical expenses are multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period for Class C Shares, Class D Shares and Class S Shares. Without these waivers, the expenses paid during the period would have been $3.58 for Class C Shares, $3.45 for Class D Shares and $2.81 for Class S Shares.

Janus Global & International Funds | 11

Janus Asia Equity Fund

Schedule of Investments

As of September 30, 2011

Shares		Value

Common Stock – 79.0%
Agricultural Operations – 1.9%
82,000	Golden Agri-Resources, Ltd.	$37,669
18,000	PT Astra Agro Lestari Tbk	38,986
		76,655
Airlines – 1.5%
21,000	Cathay Pacific Airways, Ltd.	33,761
768	Korean Air Lines Co., Ltd.	28,358
		62,119
Automotive – Cars and Light Trucks – 1.8%
32,500	Great Wall Motor Co., Ltd.	36,379
220	Hyundai Motor Co.	38,596
		74,975
Automotive – Truck Parts and Equipment – Original – 0.9%
134	Hyundai Mobis	38,061
Building – Heavy Construction – 1.6%
79,500	China Railway Construction Corp, Ltd.	33,316
406	Daelim Industrial Co., Ltd.	32,493
		65,809
Building and Construction – Miscellaneous – 0.9%
436	GS Engineering & Construction Corp.	35,443
Building and Construction Products – Miscellaneous – 1.5%
76,000	China National Building Material Co., Ltd.	64,220
Casino Hotels – 1.9%
13,800	Genting Berhad	39,090
1,740	Kangwon Land, Inc.	39,321
		78,411
Cellular Telecommunications – 2.4%
10,000	China Mobile, Ltd.	97,528
Coal – 2.6%
19,500	China Shenhua Energy Co., Ltd.	76,532
159,000	PT Adaro Energy Tbk	30,296
		106,828
Commercial Banks – 9.4%
16,500	BOC Hong Kong Holdings, Ltd.	34,410
82,000	China Citic Bank Corp., Ltd.	32,873
124,000	China Construction Bank Corp	73,995
17,700	CIMB Group Holdings Berhad	38,419
8,000	DBS Group Holdings, Ltd.	71,734
131,000	Industrial and Commercial Bank of China, Ltd.	63,324
71,800	Krung Thai Bank PCL	35,588
54,000	PT Bank Mandiri	37,754
		388,097
Consumer Products – Miscellaneous – 1.5%
128,000	Goodbaby International Holdings, Ltd.	30,189
23,100	Samsonite International S.A.*	32,233
		62,422
Cosmetics and Toiletries – 0.9%
17,750	L’Occitane International S.A.	35,748
Distribution/Wholesale – 0.6%
12,000	YGM Trading	23,423
Diversified Financial Services – 3.2%
57,886	Chinatrust Financial Holding Co., Ltd.	32,934
31,498	Fubon Financial Holding Co., Ltd.	32,609
977	KB Financial Group, Inc.	31,913
1,019	Shinhan Financial Group Co., Ltd.	35,639
		133,095
Diversified Operations – 3.5%
185,000	Alliance Global Group, Inc.	39,117
4,000	Hutchison Whampoa, Ltd.	29,612
16,100	Sime Darby Berhad	41,918
3,500	Swire Pacific, Ltd. – Class A	35,940
		146,587
Electric – Integrated – 0.9%
2,040	Korea Electric Power, Corp.*	35,953
Electronic Components – Miscellaneous – 0.9%
16,000	Hon Hai Precision Industry Co., Ltd.	35,729
Electronic Components – Semiconductors – 3.2%
188	Samsung Electronics Co., Ltd.**	131,713
Electronic Measuring Instruments – 1.0%
20,000	Chroma ATE, Inc.	40,633
Electronic Parts Distributors – 0.8%
28,000	WT Microelectronics Co., Ltd.	33,127
Energy – Alternate Sources – 1.0%
228,000	China Suntien Green Energy Corp., Ltd.	41,225
Food – Miscellaneous/Diversified – 0.9%
67,500	PT Indofood Sukses Makmur	38,117
Food – Wholesale/Distribution – 0.9%
22,000	Olam International, Ltd.	37,516
Hotels and Motels – 0.9%
20,000	Shangri-La Asia, Ltd.	37,684
Internet Applications Software – 0.9%
1,900	Tencent Holdings, Ltd.	38,975
Life and Health Insurance – 1.8%
14,000	AIA Group, Ltd.	39,627
15,000	China Life Insurance Co.	35,457
		75,084
Machinery – Construction and Mining – 1.3%
49,400	Changsha Zoomlion Heavy Industry Science and Technology Development Co., Ltd.	54,288
Metal – Diversified – 1.6%
1,118	Rio Tinto, Ltd.	65,443
Multi-Line Insurance – 0.7%
5,000	Ping An Insurance Group Co.	27,949
Oil Companies – Exploration and Production – 1.7%
45,000	CNOOC, Ltd.	72,300
Oil Companies – Integrated – 0.8%
4,200	PTT PCL	34,557
Paper and Related Products – 0.8%
95,200	Lee & Man Paper Manufacturing Limited	32,111
Petrochemicals – 1.6%
14,000	Formosa Chemicals & Fibre Corp.	36,088
111	LG Chem, Ltd.	29,411
		65,499
Property and Casualty Insurance – 1.0%
221	Samsung Fire & Marine Insurance Co., Ltd.	39,468

See Notes to Schedules of Investments and Financial Statements.

12 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Shares		Value

Real Estate Operating/Development – 4.9%
5,000	Cheng Kong Holdings, Ltd.	$53,372
68,000	Evergrande Real Estate Group, Ltd.	20,430
10,000	Fraser and Neave, Ltd.	43,781
173,000	Powerlong Real Estate Holdings, Ltd.	27,792
5,000	Sun Hung Kai Properties, Ltd.	56,652
		202,027
REIT – Hotels – 0.9%
50,000	Ascott Residence Trust	38,463
REIT – Warehouse and Industrial – 1.0%
53,400	Amis Amp Capital Industrial	40,552
Retail – Apparel and Shoe – 0.9%
168,000	Evergreen International Holdings, Ltd.	36,036
Retail – Consumer Electronics – 0.6%
104,000	GOME Electrical Appliances Holding, Ltd.	23,670
Retail – Convenience Stores – 1.1%
8,000	President Chain Store Corp.	45,087
Retail – Major Department Stores – 0.9%
111	Lotte Shopping, Co., Ltd.	37,116
Retail – Regional Department Stores – 0.7%
23,320	Far Eastern Department Stores Co., Ltd.	30,256
Semiconductor Components/Integrated Circuits – 3.1%
113,000	King Yuan Electronics Co., Ltd.	40,238
39,000	Taiwan Semiconductor Manufacturing Co., Ltd.	88,394
		128,632
Steel – Producers – 3.4%
48,000	China Steel Corp.	46,668
116,000	Maanshan Iron & Steel	25,097
225	POSCO	69,186
		140,951
Textile – Products – 1.0%
102,000	International Taifeng Holdings, Ltd.	40,006
Tobacco – 1.2%
791	KT&G Corp.	49,345
Wireless Equipment – 0.5%
1,000	HTC Corp.	21,976

Total Common Stock (cost $4,379,246)		3,260,909

Money Market – 6.3%
262,000	Janus Cash Liquidity Fund LLC, 0% (cost $262,000)	262,000

Total Investments (total cost $4,641,246) – 85.3%		3,522,909

Cash, Receivables and Other Assets, net of Liabilities** – 14.7%		606,687

Net Assets – 100%		$4,129,596

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$65,443	1.9%
Bermuda	61,354	1.7%
Cayman Islands	195,350	5.5%
China	523,430	14.9%
Hong Kong	583,787	16.6%
Indonesia	145,153	4.1%
Luxembourg	32,233	0.9%
Malaysia	119,427	3.4%
Mauritius	37,669	1.1%
Philippines	39,117	1.1%
Singapore	232,046	6.6%
South Korea	672,016	19.1%
Taiwan	483,739	13.7%
Thailand	70,145	2.0%
United States††	262,000	7.4%

Total	$3,522,909	100.0%

††	Includes All Cash Equivalents.

Total Return Swaps outstanding at September 30, 2011

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Credit Suisse Securities (Europe), Ltd.	$26,083	1-month USD LIBOR plus 75 basis points	Inner Mongolia Yitai Coal Company, Ltd.	9/4/12	$(1,180)
Credit Suisse Securities (Europe), Ltd.	29,932	1-month USD LIBOR plus 75 basis points	Housing Development & Infrastructure, Ltd.	9/4/12	228
Credit Suisse Securities (Europe), Ltd.	31,183	1-month USD LIBOR plus 75 basis points	Educomp Solutions, Ltd.	9/4/12	2,336
Credit Suisse Securities (Europe), Ltd.	32,516	1-month USD LIBOR plus 75 basis points	JSW Steel, Ltd.	9/4/12	(1,299)
Credit Suisse Securities (Europe), Ltd.	38,716	1-month USD LIBOR plus 75 basis points	ICICI Bank, Ltd.	9/4/12	608
Credit Suisse Securities (Europe), Ltd.	41,429	1-month USD LIBOR plus 75 basis points	Infosys, Ltd.	9/4/12	2,534
Credit Suisse Securities (Europe), Ltd.	41,902	1-month USD LIBOR plus 75 basis points	Housing Development Finance Corp., Ltd.	9/4/12	1,145
Credit Suisse Securities (Europe), Ltd.	42,220	1-month USD LIBOR plus 75 basis points	DLF, Ltd.	9/4/12	2,984
Credit Suisse Securities (Europe), Ltd.	43,180	1-month USD LIBOR plus 75 basis points	HDFC Bank, Ltd.	9/4/12	1,586

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 13

Janus Asia Equity Fund

Schedule of Investments

As of September 30, 2011

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Credit Suisse Securities (Europe), Ltd.	$43,442	1-month USD LIBOR plus 75 basis points	Reliance Industries, Ltd.	9/4/12	$2,575
Credit Suisse Securities (Europe), Ltd.	43,475	1-month USD LIBOR plus 75 basis points	Glenmark Pharmaceuticals, Ltd.	9/4/12	537

Total					$12,054

See Notes to Schedules of Investments and Financial Statements.

14 | SEPTEMBER 30, 2011

Janus Emerging Markets Fund (unaudited)

Fund Snapshot
We believe company fundamentals and managements’ ability to create value drive share prices over the long-term in emerging markets. We seek to take advantage of opportunities created when investors primarily focus on near-term sentiment and macroeconomic risk factors while ignoring fundamental company research. We buy companies trading well below our conservative estimate of their long-term value and favor quality companies with what we believe are sustainable competitive advantages and high or improving returns on capital.
Wahid Chammas co-portfolio manager	Matt Hochstetler co-portfolio manager

Performance

Janus Emerging Markets Fund’s Class I Shares returned -25.90% from its inception date on December 28, 2010, through the period ended September 30, 2011. The Fund’s benchmark, the MSCI Emerging Markets Index, returned -20.11%.

Market Overview

Extremely volatile and sharply declining markets driven by the European Union’s debt problems characterized equity markets late in the period. Emerging markets dropped more than developed markets, as they have historically been more volatile. We also saw significant weakness in some currencies that had previously done well, such as the Brazilian real.

Performance Overview

The Fund underperformed its benchmark during the period as the relative outperformance of our industrial, utility and financial holdings were more than offset by the relative underperformance of our consumer staples and consumer discretionary holdings. Our energy and telecommunications holdings also weighed on relative performance.

Our Asian consumer holdings were disproportionately hit in terms of confidence. Secondary effects from their countries’ economies, regulatory issues involving certain consumer companies and company-specific corporate governance problems negatively impacted the entire sector. On a country basis, China was the Fund’s largest relative detractor.

Generally, the (Persian) Gulf Cooperation Council markets proved to be safe havens given their countries’ budget surpluses and significant cash cushions. The region’s banks also boast very liquid balance sheets and strong catalysts for loan growth in a period of rapid global deleveraging. On a country basis, our non-index exposure in Qatar and the United Arab Emirates were key contributors to relative performance along with our holdings in Taiwan.

In terms of currencies, we used weakness in the Brazilian real as an opportunity to close out our hedges to that currency and make us market neutral. The strength in the dollar late in the period helped the Fund’s performance given we are materially overweight the currency and other dollar-pegged currencies such as many of the Middle Eastern countries as well as China’s renminbi.

The Fund also benefited from owning many companies that we feel are in charge of their own destinies in creating value rather than being dependent on the global economy growing. Many of the markets, such as South Korea, which performed well earlier in the year due to reflationary conditions, suffered during the sell-off as evidence of further governmental stimulus became less likely.

Individual detractors included Niko Resources. We continue to like Niko, a Canadian oil and gas company, for its properties in India and Bangladesh.

Individual contributors were led by MPX Energia, a Brazilian mining and power company, and Gazprom, a Russian natural gas company. We sold both to invest in other areas that we felt had better risk/reward profiles.

Derivatives

During the period, we used currency derivatives to hedge existing currency exposures and swaps to access markets in which we were not trading locally either due to our risk policies or an inability to trade locally. We also executed sales and purchases of puts and calls to hedge existing equity exposures and potentially gain attractive risk/reward exposures, and sold puts on non-existing positions to hedge other similar securities. In aggregate, these positions detracted from relative performance. Please see the Derivative instruments section in the “Notes to

Janus Global & International Funds | 15

Janus Emerging Markets Fund (unaudited)

Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

We believe the global economy is headed for a deflationary environment over the near term, led by slowing growth in the U.S. and Europe and will inevitably lead to weakening in Asian economies. With more labor supply coming onto the market every year in Asia, combined with slowing growth, there are clearly deflationary pressures. This is most evident in the Southeast Asian countries, such as Thailand and the Philippines. We remain significantly underweight these countries because of our concerns that such open economies will suffer from slowing global growth.

We believe more insulated economies such as India should outperform given that they are not dependent on developed markets’ growth and have already underperformed other markets for a substantial period of time. China is a more difficult situation to anticipate. We’re seeing the best values in many Chinese stocks in several years, but we worry that Chinese real estate prices could turn down after many years of uninterrupted growth. We have minimal exposure to homebuilders in China, but if the situation deteriorates significantly, our large overweight exposure to the country could be at risk. We believe the Chinese Government will be pragmatic and prevent problems spilling over from the homebuilders, in particular into the banking system.

To combat inflation earlier this year, both China and India implemented tightening monetary policies. With inflation moderating, we anticipate both countries will begin easing those policies, which would be positive for their equity markets. India continues to struggle with political corruption, but we feel the country’s growing reforms will improve the economic environment. We also remain overweight India.

Throughout emerging markets, valuations have fallen significantly. We feel emerging markets have caught the brunt of the sell-off even though they are not the source of the problems around the world. Emerging markets have record savings rates and generally these countries have decent fiscal surpluses and strong balance sheets in contrast to emerging markets of the past. The group is trading as cheap as they did in March 2009 following the financial crisis even though earnings have actually grown significantly since then. We lowered our cash level to take advantage of attractive opportunities.

Thank you for your investment in Janus Emerging Markets Fund.

16 | SEPTEMBER 30, 2011

(unaudited)

Janus Emerging Markets Fund At A Glance

5 Top Performers – Holdings

Contribution

MPX Energia S.A.	0.65%
Gazprom OAO	0.49%
AIA Group, Ltd.	0.48%
Hyundai Motor Co., Ltd.	0.47%
Rosneft (GDR)	0.37%

5 Bottom Performers – Holdings

Contribution

BOCI – Prudential – W.I.S.E. – CSI China Tracker Fund (ETF)	–1.08%
Niko Resources, Ltd.	–0.93%
Indiabulls Real Estate, Ltd.	–0.86%
Petroleo Brasileiro S.A. (ADR)	–0.78%
Orascom Development Holding A.G.	–0.75%

5 Top Performers – Sectors*

			Morgan Stanley Capital International
		Fund Weighting	Emerging Markets
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Utilities	0.65%	2.79%	3.49%
Health Care	–0.24%	1.08%	0.97%
Telecommunication Services	–1.08%	5.62%	7.53%
Industrials	–1.11%	5.83%	7.19%
Other**	–1.14%	5.57%	0.00%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital International
		Fund Weighting	Emerging Markets
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Financials	–5.84%	24.01%	24.52%
Energy	–5.07%	18.17%	14.73%
Materials	–4.03%	13.92%	14.91%
Consumer Discretionary	–3.13%	10.56%	7.33%
Consumer Staples	–2.62%	4.97%	6.71%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Global & International Funds | 17

Janus Emerging Markets Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

BOCI-Prudential – W.I.S.E. – CSI China Tracker Fund (ETF) Emerging Market – Equity	4.3%
Taiwan Semiconductor Manufacturing Co., Ltd. Semiconductor Components/Integrated Circuits	3.7%
Banco do Brasil S.A. (ADR) Commercial Banks	3.1%
China Mobile, Ltd. Cellular Telecommunications	2.5%
Samsung Electronics Co., Ltd. Electronic Components – Semiconductors	2.3%

15.9%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

Emerging markets comprised 52.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2011

18 | SEPTEMBER 30, 2011

(unaudited)

Performance

		Expense Ratios –
Cumulative Total Return – for the period ended September 30, 2011		estimated for the fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Emerging Markets Fund – Class A Shares
NAV	–25.90%	1.92%	1.50%
MOP	–30.16%

Janus Emerging Markets Fund – Class C Shares
NAV	–26.10%	2.69%	2.25%
CDSC	–26.84%

Janus Emerging Markets Fund – Class D Shares(1)	–25.80%	1.71%	1.40%

Janus Emerging Markets Fund – Class I Shares	–25.90%	1.58%	1.25%

Janus Emerging Markets Fund – Class S Shares	–25.90%	2.06%	1.75%

Janus Emerging Markets Fund – Class T Shares	–25.90%	1.81%	1.50%

Morgan Stanley Capital International Emerging Markets IndexSM	–20.11%

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Global & International Funds | 19

Janus Emerging Markets Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown reflects estimated annualized expenses that the Fund share class expects to incur during its initial fiscal period. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. The initial performance adjustments will begin January 2012 for the Fund.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Janus Emerging Markets Fund held approximately 13.1% of its total investments in Brazilian securities as of September 30, 2011 and the Fund may have experienced significant gains or losses due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

The Fund’s performance for very short time periods may not be indicative of future performance.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 28, 2010
(1)	Closed to new investors.

20 | SEPTEMBER 30, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$733.70	$5.82

Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.78

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$731.70	$8.20*

Hypothetical (5% return before expenses)	$1,000.00	$1,015.59	$9.55

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$733.90	$5.74*

Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.68

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$733.70	$5.78

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.73

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$733.70	$6.22*

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$733.70	$5.78

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.73

†	Actual expenses paid reflect only the inception period (December 28, 2010 to September 30, 2011). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized expense ratio of 1.34% for Class A Shares, 1.89% for Class C Shares, 1.32% for Class D Shares, 1.33% for Class I Shares, 1.43% for Class S Shares and 1.33% for Class T Shares multiplied by the average account value over the period, multiplied by 277/365 (to reflect the period); however, hypothetical expenses are multiplied by 183/365 (to reflect a one-half year period). Expenses include effect of contractual waivers by Janus Capital.
*	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the six-month period for Class C Shares, Class D Shares and Class S Shares. Without these waivers, the expenses paid during the period would have been $10.07 for Class C Shares, $6.87 for Class D Shares and $7.91 for Class S Shares.

Janus Global & International Funds | 21

Janus Emerging Markets Fund

Schedule of Investments

As of September 30, 2011

Shares or Contract Amounts		Value

Common Stock – 82.2%
Automotive – Cars and Light Trucks – 0.7%
74,000	Dongfeng Motor Group Co., Ltd.	$98,076
Automotive – Truck Parts and Equipment – Original – 0.6%
303	Hyundai Mobis	86,064
Brewery – 1.2%
42,300	East African Breweries, Ltd.	68,287
471,000	Thai Beverage PCL	91,612
		159,899
Building – Residential and Commercial – 1.1%
29,700	MRV Engenharia e Participacoes S.A.	151,384
Casino Hotels – 0.4%
2,700	Kangwon Land, Inc.	61,016
Cellular Telecommunications – 4.9%
7,388	America Movil S.A.B. de C.V. – Series L (ADR)	163,127
34,500	China Mobile, Ltd.	336,473
10,445	MTN Group, Ltd.	171,101
		670,701
Coal – 2.2%
520,500	Adaro Energy Tbk PT	99,177
75,000	China Coal Energy Co., Ltd.	65,227
17,500	China Shenhua Energy Co., Ltd.	68,683
41,000	Sakari Resources, Ltd.	61,266
		294,353
Commercial Banks – 13.2%
33,185	Banco Bilbao Vizcaya Argentaria S.A. (ADR)**	269,794
32,059	Banco do Brasil S.A. (ADR)**	415,805
20,900	Banco Santander Brasil (ADR)	152,988
400,000	Bank of China, Ltd.	122,055
5,931	Commercial Bank of Qatar QSC	128,680
3,113	Erste Group Bank A.G.**	79,338
33,341	First Gulf Bank PJSC	128,969
1,815	ICICI Bank, Ltd. (ADR)	63,017
8,940	Itau Unibanco Holding S.A. (ADR)	138,749
12,953	Sberbank of Russia (ADR)*	111,396
15,537	Sberbank of Russia (ADR)	135,525
1,346	State Bank of India, Ltd.	52,225
		1,798,541
Consumer Products – Miscellaneous – 0.6%
320,000	Goodbaby International Holdings, Ltd.	75,473
Distribution/Wholesale – 1.3%
12,699	Adani Enterprises, Ltd.	133,811
24,000	Li & Fung, Ltd.	39,404
		173,215
Diversified Financial Services – 1.4%
5,410	Shinhan Financial Group Co., Ltd.	189,214
Diversified Minerals – 3.1%
1,867	Anglo American PLC	63,351
10,050	Cia Vale do Rio Doce (ADR)	229,140
346,500	PT Borneo Lumbung Energi & Metal Tbk*	34,038
8,176	Xstrata PLC	102,526
		429,055
Diversified Operations – 1.7%
8,765	KHD Humboldt Wedag International A.G.**	53,866
97,000	Melco International Development, Ltd.	61,973
5,866	Orascom Development Holding A.G.	111,375
		227,214
Educational Software – 0.7%
18,788	Educomp Solutions, Ltd.	89,575
Electric – Integrated – 0.5%
7,369	Centrais Eletricas Brasileiras S.A. (ADR)	64,626
Electronic Components – Semiconductors – 2.3%
457	Samsung Electronics Co., Ltd.	320,175
Electronic Parts Distributors – 1.1%
113,864	WPG Holdings, Ltd.	130,604
18,000	WT Microelectronics Co., Ltd.	21,296
		151,900
Energy – Alternate Sources – 0.5%
1,117	First Solar, Inc.*	70,606
Finance – Investment Bankers/Brokers – 1.8%
146,000	Citic Securities Co., Ltd.*	249,361
Finance – Mortgage Loan Banker – 0.3%
8,229	Dewan Housing Finance Corp.	38,977
Food – Meat Products – 0.6%
39,700	JBS S.A.	77,309
Food – Miscellaneous/Diversified – 1.6%
126,000	China Yurun Food Group, Ltd.	133,486
521,000	Pacific Andes Resources Development, Ltd.	80,681
		214,167
Food – Wholesale/Distribution – 0.7%
54,409	Olam International, Ltd.	92,783
Hotels and Motels – 1.1%
80,000	Shangri-La Asia, Ltd.	150,735
Industrial Automation and Robotics – 0.8%
800	Fanuc Corp.	110,172
Insurance Brokers – 0.8%
15,460	CNinsure, Inc. (ADR)	108,220
Internet Content – Entertainment – 0.2%
1,516	Youku.com, Inc.*	24,802
Life and Health Insurance – 1.5%
40,972	Discovery Holdings, Ltd.	200,876
Medical – Drugs – 1.1%
60,421	Aurobindo Pharma, Ltd.	150,804
Medical – Generic Drugs – 0.8%
5,930	Pharmstandard (GDR)	112,206
Metal – Aluminum – 0.7%
9,491	Aluminium Bahrain BSC (ADR)	101,554
Metal – Copper – 0.5%
5,200,000	CST Mining Group, Ltd.*	63,572
Metal – Diversified – 2.2%
3,334	Eurasian Natural Resources Corp.	29,689
5,862	Ivanhoe Mines, Ltd.*	80,857
4,349	Rio Tinto PLC	192,050
		302,596
Metal – Iron – 0.3%
854	Kumba Iron Ore, Ltd.	45,044

See Notes to Schedules of Investments and Financial Statements.

22 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Shares or Contract Amounts		Value

Oil and Gas Drilling – 0.6%
28,639	Karoon Gas Australia, Ltd.*,**	$76,685
Oil Companies – Exploration and Production – 3.7%
1,236	CNOOC, Ltd. (ADR)	198,131
6,041	Cobalt International Energy, Inc.*	46,576
128	HRT Participacoes em Petroleo S.A.*	51,758
2,848	Niko Resources, Ltd.	117,361
14,485	OGX Petroleo e Gas Participacoes S.A. (ADR)*	91,835
		505,661
Oil Companies – Integrated – 6.0%
897	Ecopetrol S.A.	36,140
13,486	Gulf International Services OSC	90,314
1,445	Lukoil (ADR)	72,744
65,528	Oando PLC	9,445
6,008	Pacific Rubiales Energy Corp.	127,317
6,829	Petroleo Brasileiro S.A. (ADR)	153,311
2,476	Royal Dutch Shell PLC – Class A	76,785
4,870	Total S.A.**	214,698
1,035	YPF S.A.	35,407
		816,161
Oil Refining and Marketing – 1.2%
4,960	Reliance Industries, Ltd. (GDR)	159,398
Platinum – 0.4%
83,100	Eastern Platinum, Ltd.*	55,527
Property and Casualty Insurance – 1.1%
808	Samsung Fire & Marine Insurance Co., Ltd.	144,299
Real Estate Operating/Development – 5.5%
10,573	DB Realty, Ltd.*	10,629
226,053	Emaar Properties PJSC	166,709
26,000	Hang Lung Properties, Ltd.	76,057
84,533	Indiabulls Real Estate, Ltd.	125,448
10,540	PDG Realty S.A. Empreendimentos	71,250
14,500	PDG Realty S.A. Empreendimentos	46,752
500,000	Renhe Commercial Holdings Co., Ltd.	51,911
274,000	Shun Tak Holdings, Ltd.	96,890
360,115	Sorouh Real Estate, Co.*	104,478
		750,124
Retail – Apparel and Shoe – 2.2%
182,000	Anta Sports Products, Ltd.	207,090
59,000	Ports Design, Ltd.	88,489
		295,579
Rubber/Plastic Products – 0.8%
69,414	Jain Irrigation Systems, Ltd.	107,939
Semiconductor Components/Integrated Circuits – 3.7%
44,608	Taiwan Semiconductor Manufacturing Co., Ltd.**	509,869
Shipbuilding – 0.9%
59,594	Pipavav Shipyard, Ltd.*	96,483
9,638	SembCorp Marine, Ltd.	23,581
		120,064
Steel – Producers – 2.6%
23,926	Al Ezz Steel Rebars S.A.E.	23,675
3,201	ArcelorMittal**	50,928
18,011	Mechel (ADR)	72,044
691	POSCO	212,476
		359,123
Telecommunication Services – 1.0%
14,173	VimpelCom, Ltd. (ADR)	135,069

Total Common Stock (cost $14,948,271)		11,189,763

Exchange – Traded Funds – 5.1%
Country Fund – China – 0.8%
35,100	iShares CSI 300 A-Share Index (ETF)*	103,220
Emerging Market – Equity – 4.3%
166,600	BOCI-Prudential – W.I.S.E. – CSI China Tracker Fund (ETF)**	592,710

Total Exchange – Traded Funds (cost $927,054)		695,930

Purchased Options – Calls – 0%
2	Brazil Bovespa Index expires January 2012 exercise price 63,063.00	814
2,500	Chaoda Modern Agriculture Holdings, Ltd. expires January 2012 exercise price 3.70 HKD	34
588,000	Chaoda Modern Agriculture Holdings, Ltd. expires March 2012 exercise price 1.98 HKD	917

Total Purchased Options – Calls (premiums paid $35,117)		1,765

Money Market – 5.1%
692,005	Janus Cash Liquidity Fund LLC, 0% (cost $692,005)	692,005

Total Investments (total cost $16,602,447) – 92.4%		12,579,463

Cash, Receivables and Other Assets, net of Liabilities**– 7.6%		1,032,580

Net Assets – 100%		$13,612,043

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 23

Janus Emerging Markets Fund

Schedule of Investments

As of September 30, 2011

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Argentina	$35,407	0.3%
Australia	76,685	0.6%
Austria	79,338	0.6%
Bahrain	101,554	0.8%
Bermuda	627,864	5.0%
Brazil	1,645,721	13.1%
Canada	381,062	3.0%
Cayman Islands	455,629	3.6%
China	603,402	4.8%
Colombia	36,140	0.3%
Egypt	23,675	0.2%
France	214,698	1.7%
Germany	53,866	0.4%
Hong Kong	1,541,844	12.3%
India	1,028,306	8.2%
Indonesia	133,215	1.1%
Japan	110,172	0.9%
Kenya	68,287	0.5%
Luxembourg	50,928	0.4%
Mexico	163,127	1.3%
Nigeria	9,445	0.1%
Qatar	218,994	1.7%
Russia	503,915	4.0%
Singapore	177,630	1.4%
South Africa	417,021	3.3%
South Korea	1,013,244	8.1%
Spain	269,794	2.1%
Switzerland	111,375	0.9%
Taiwan	661,769	5.3%
Thailand	91,612	0.7%
United Arab Emirates	400,156	3.2%
United Kingdom	464,401	3.7%
United States††	809,187	6.4%

Total	$12,579,463	100.0%

††	Includes Cash Equivalents (0.9% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC:
Australian Dollar 10/27/11	76,500	$73,753	$4,915
Euro 10/27/11	255,000	341,525	9,399

Total		$415,278	$14,314

Schedule of Written Options – Puts	Value

Li & Fung, Ltd. expires December 2011 50 contracts exercise price 14.00 HKD	$(23,850)
Petroleo Brasileiro S.A. (ADR) expires October 2011 60 contracts exercise price $30.00	(45,279)

Total Written Options – Puts (premiums received $18,753 )	$(69,129)

See Notes to Schedules of Investments and Financial Statements.

24 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Total Return Swaps outstanding as of September 30, 2011

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Morgan Stanley & Co. International plc	$207,118	FED Funds Effective plus 100 basis points	Morgan Stanley Indian Blue Chip Basket	8/27/13	$(11,946)
Morgan Stanley & Co. International plc	362,589	FED Funds Effective plus 50 basis points	Morgan Stanley Korea Blue Chip Basket	8/27/13	8,534
Morgan Stanley & Co. International plc	153,401	FED Funds Effective plus 100 basis points	Samba Financial Group	12/31/12	(1)
UBS A.G.	14,036	1-Month USD LIBOR plus 50 basis points	Baoshan Iron & Steel Co., Ltd.	2/18/12	(873)
UBS A.G.	31,544	1-Month USD LIBOR plus 50 basis points	Baoshan Iron & Steel Co., Ltd.	2/17/12	(1,963)
UBS A.G.	14,203	1-Month USD LIBOR plus 50 basis points	Baoshan Iron & Steel Co., Ltd.	3/22/12	(884)
UBS A.G.	26,507	1-Month USD LIBOR plus 50 basis points	Baoshan Iron & Steel Co., Ltd.	4/21/12	(1,649)
UBS A.G.	79,768	1-Month USD LIBOR plus 50 basis points	Baoshan Iron & Steel Co., Ltd.	9/30/12	(4,964)
UBS A.G.	38,811	1-Month USD LIBOR plus 100 basis points	China Construction Bank Co., Ltd.	2/18/12	(1,952)
UBS A.G.	100,680	1-Month USD LIBOR plus 50 basis points	China Construction Bank Co., Ltd.	3/22/12	(5,063)
UBS A.G.	74,543	1-Month USD LIBOR plus 50 basis points	China Construction Bank Co., Ltd.	4/21/12	(3,749)
UBS A.G.	85,284	1-Month USD LIBOR plus 50 basis points	China Construction Bank Co., Ltd.	9/30/12	(4,289)
UBS A.G.	79,476	3-Month USD LIBOR plus 65 basis points	Bashneft OAO	8/10/12	(13,940)

Total					$(42,739)

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 25

Janus Global Life Sciences Fund (unaudited)

Fund Snapshot
We take a global approach to identify high quality or improving businesses in the life sciences sector trading at a discount to our estimate of intrinsic value. We believe the rapidly growing global health-care sector offers fertile opportunities for differentiated research. We believe what sets us apart is the quality of our team, the depth of our research and our commitment to delivering superior long-term results for our clients.
Andy Acker portfolio manager

Performance Overview

Janus Global Life Sciences Fund’s Class T Shares outperformed the Fund’s primary benchmark, the S&P 500 Index, rising 3.26% versus the Index’s 1.14% gain during the 12-month period ended September 30, 2011. The Fund underperformed the MSCI World Health Care Index, the Fund’s secondary benchmark, which rose 4.81% during the period.

Sector Overview

Concerns about health care reform and Medicare spending resurfaced late in the period. The budget deal that Congress passed in August included the potential for Medicare spending cuts of 2% should Congress fail to pass another debt reduction package later this year. With or without a budget deal, we are likely to see pressure on federal health care spending in the future. On the current course, the Congressional Budget Office projects federal health care outlays to double from $810 billion in 2010 to $1.6 trillion in 2020.

In the near term, softness in the economy continued to slow utilization rates, impacting earnings for hospitals and other providers, while benefitting HMOs. In the biotechnology area, several prominent new launches failed to meet aggressive sales expectations, weighing on the shares of other late stage development companies.

On the positive side, the U.S. Food and Drug Administration is on track to approve more drugs this year than in any year since 2004. We are seeing management teams getting more aggressive in returning capital to shareholders, cutting unproductive R&D, and divesting non-core businesses (e.g. Abbott splitting its pharmaceutical and medical products divisions). The market decline has led to depressed valuations, implying significant upside for companies with strong fundamentals.

Investment Strategy

The Fund seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceuticals, health care services, and medical technology arenas. Our bottom-up fundamental approach utilizes extensive proprietary research in an effort to discover the best investment ideas across the globe.

Portfolio Composition

The Fund includes companies that can be categorized into three conceptual groups: core growth, emerging growth and opportunistic investments. In general, about half of the portfolio is invested in core growth holdings (companies with dominant franchises that generate strong, consistent free cash flow). Emerging growth companies (those with new products that we believe can drive earnings acceleration) represent 20-30% of the portfolio. The remaining weighting consists of opportunistic investments, exemplified by companies suffering from what we feel are short-term issues that should resolve over time.

Stocks That Aided Returns

Many of the Fund’s top contributors were concentrated in the biotechnology sector and fit into one of our key themes: investing in companies addressing high unmet medical needs. Examples include our top two individual contributors, Alexion Pharmaceuticals and Pharmasset.

Alexion’s lead drug Soliris blocks a key component of the immune system that can be improperly activated in certain patients, leading to rare but severe diseases. The company’s growth to this point has been driven by its lead indication, PNH, a blood disorder characterized by severe anemia and the need for frequent blood transfusions. Soliris is already on pace to achieve $750M+ sales for PNH this year. More recently, Soliris has been approved for the treatment of atypical hemolytic uremic syndrome (aHUS), a rare kidney disease that can lead to kidney failure and death. Finally, Soliris has shown signs of activity for other autoimmune diseases such as Myasthenia Gravis, and could be useful in preventing the rejection of organ transplants. We believe these additional indications could significantly expand the market potential of Soliris.

26 | SEPTEMBER 30, 2011

(unaudited)

Pharmasset is a biotechnology company that has shown good progress in developing an all oral therapy for patients with hepatitis C infection. The company’s lead compound is a direct acting antiviral that looks to be extremely potent, convenient (1x/day), and broadly active (works in all genotypes of Hepatitis C). Hepatitis C affects 170 million people worldwide and 4 million people in the U.S. Today, only a fraction of patients are treated (<5%) because of the significant burden of the current treatment regimen (requires weekly injections for 6 – 12 months that cause persistent flu-like symptoms). The low treatment rate is despite the high burden of disease, which in some patients can progress to liver failure and death. We believe if the data holds up, Pharmasset could become a leader in the next wave of Hepatitis C treatments.

Valeant Pharmaceuticals was also a key contributor. CEO Mike Pearson has done an impressive job of acquiring pharmaceutical and branded generics businesses and rapidly integrating and restructuring them to improve profitability. We like the company’s diversified business lines, advantageous tax rate and exposure to rapidly growing emerging markets in Latin America and Eastern Europe. We believe management should continue to find value accretive acquisition targets.

Stocks That Weighed on Returns

Detractors were led by Express Scripts. The pharmacy benefit manager (PBM) announced late in the period it would acquire another PBM, Medco Health Solutions. After initially trading higher, the stock declined on concerns regulators could block the deal. An ongoing dispute with drug retailer Walgreens and a recent slowdown in drug utilization rates also weighed on the shares. Regardless of the Medco acquisition outcome, we believe Express Scripts is well positioned for profitable growth, especially as they move into the height of the patent expiration cycle next year (as PBMs generally earn higher profits on generic drugs).

Human Genome Sciences declined significantly as the launch of its key Lupus drug Benlysta did not meet high expectations. Although Benlysta represents the first new therapy for Lupus in over 50 years, physician uptake was more muted than expected given reimbursement concerns and challenges in identifying patients most likely to benefit. Due to feedback on the slower than expected launch, we decided to exit our position.

Another detractor, Amylin Pharmaceuticals, suffered from what we believe is a tougher regulatory environment. The U.S. Food and Drug Administration required more cardiac safety studies for lead pipeline drug Bydureon, causing a significant delay. Amylin was also impacted by an unfavorable efficacy result from a head-to-head study of Bydureon versus a competitive agent. Despite these setbacks, we still believe Bydureon has significant commercial potential due to the large market for diabetes treatments and its more convenient formulation (once per week vs. daily injections).

Risk Management

The Fund continues with its “value at risk” approach as part of a comprehensive risk management framework. This approach focuses our attention on downside risks, especially those arising from binary events (such as clinical trial announcements or regulatory decisions) that can lead to significant share price volatility. In practice, this means we limit the position size of any one holding so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Fund’s performance. The Fund may also utilize options and futures contracts in an attempt to mitigate risks and enhance the performance of the portfolio.* (Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.)

Looking Ahead

There is still considerable concern in the U.S. over the outcome of deficit negotiations and how this might affect health care spending. While everything is on the table at this point, we feel the incremental impact for most of the companies we cover should be relatively modest, with health care facilities perhaps most at risk.

Despite the uncertain outlook, we are finding companies with significant upside potential based on attractive market positions and good product pipelines. We continue to focus on therapies that address high unmet medical needs (e.g. new therapies for hepatitis C, stroke prevention and cystic fibrosis), as well as companies that lower costs and make the heath care system more efficient (e.g. generic drug makers and PBMs). We also continue to favor management teams embracing prudent capital allocation decisions, and businesses with exposure to the rising middle class in emerging markets.

Thank you for your continued investment in Janus Global Life Sciences Fund.

*	Any portfolio risk management process discussed includes an effort to monitor and manage risk which should not be confused with and does not imply low risk or the ability to control certain risk factors.

Janus Global & International Funds | 27

Janus Global Life Sciences Fund (unaudited)

Janus Global Life Sciences Fund At A Glance

5 Top Performers – Holdings

Contribution

Alexion Pharmaceuticals, Inc.	2.41%
Pharmasset, Inc.	1.80%
Valeant Pharmaceuticals International, Inc.	1.15%
athenahealth, Inc.	0.89%
Humana, Inc.	0.81%

5 Bottom Performers – Holdings

Contribution

Express Scripts, Inc. – Class A	–1.52%
Human Genome Sciences, Inc.	–0.90%
Amylin Pharmaceuticals, Inc.	–0.89%
Savient Pharmaceuticals, Inc.	–0.71%
InterMune, Inc.	–0.68%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	5.10%	96.35%	11.35%
Consumer Discretionary	0.00%	0.00%	10.60%
Energy	0.00%	0.00%	12.34%
Financials	0.00%	0.00%	15.34%
Industrials	0.00%	0.00%	10.92%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Materials	–0.29%	0.53%	3.61%
Consumer Staples	–0.23%	3.12%	10.77%
Utilities	0.00%	0.00%	3.40%
Telecommunication Services	0.00%	0.00%	3.05%
Information Technology	0.00%	0.00%	18.62%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

28 | SEPTEMBER 30, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

Celgene Corp. Medical – Biomedical and Genetic	4.8%
Express Scripts, Inc. – Class A Pharmacy Services	3.5%
Alexion Pharmaceuticals, Inc. Medical – Biomedical and Genetic	3.0%
Mylan, Inc. Medical – Generic Drugs	2.6%
GlaxoSmithKline PLC (ADR) Medical – Drugs	2.5%

16.4%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

Emerging markets comprised 3.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2011

As of September 30, 2010

Janus Global & International Funds | 29

Janus Global Life Sciences Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2011					per the January 28, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Global Life Sciences Fund – Class A Shares
NAV	3.14%	2.59%	3.24%	6.62%	1.11%
MOP	–2.78%	1.39%	2.63%	6.12%

Janus Global Life Sciences Fund – Class C Shares
NAV	2.39%	1.85%	2.49%	5.84%	1.88%
CDSC	1.37%	1.85%	2.49%	5.84%

Janus Global Life Sciences Fund – Class D Shares(1)	3.27%	2.71%	3.38%	6.77%	1.00%

Janus Global Life Sciences Fund – Class I Shares	3.33%	2.69%	3.37%	6.76%	0.92%

Janus Global Life Sciences Fund – Class S Shares	2.94%	2.41%	3.07%	6.46%	1.33%

Janus Global Life Sciences Fund – Class T Shares	3.26%	2.69%	3.37%	6.76%	1.08%

S&P 500® Index	1.14%	–1.18%	2.82%	1.14%

Morgan Stanley Capital International World Health Care Index	4.81%	0.47%	2.22%	1.71%

Lipper Quartile – Class T Shares	2nd	2nd	2nd	2nd

Lipper Ranking – based on total return for Global Health/Biotechnology Funds	17/37	7/26	11/21	3/8

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

30 | SEPTEMBER 30, 2011

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

This Fund invests in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Janus Global & International Funds | 31

Janus Global Life Sciences Fund (unaudited)

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

32 | SEPTEMBER 30, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$916.90	$4.76

Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$913.60	$8.25

Hypothetical (5% return before expenses)	$1,000.00	$1,016.45	$8.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$918.00	$4.14

Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$917.90	$3.94

Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$916.30	$5.72

Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$917.50	$4.52

Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76

†	Expenses are equal to the annualized expense ratio of 0.99% for Class A Shares, 1.72% for Class C Shares, 0.86% for Class D Shares, 0.82% for Class I Shares, 1.19% for Class S Shares and 0.94% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Janus Global & International Funds | 33

Janus Global Life Sciences Fund

Schedule of Investments

As of September 30, 2011

Shares		Value

Common Stock – 96.9%
Chemicals – Diversified – 0.8%
94,023	K+S A.G.**	$4,943,018
Diagnostic Equipment – 1.1%
116,395	Gen-Probe, Inc.*	6,663,614
Diagnostic Kits – 0.8%
320,012	Quidel Corp.*	5,238,596
Dialysis Centers – 1.7%
171,788	DaVita, Inc.*	10,765,954
Heart Monitors – 1.6%
160,521	HeartWare International, Inc.*	10,339,158
Instruments – Scientific – 1.8%
219,962	Thermo Fisher Scientific, Inc.*	11,138,876
Medical – Biomedical and Genetic – 21.2%
300,139	Alexion Pharmaceuticals, Inc.*	19,226,904
598,950	Amylin Pharmaceuticals, Inc.*	5,528,308
652,845	Ariad Pharmaceuticals, Inc.*	5,738,508
487,523	Celgene Corp.*	30,187,424
1,271,821	Fibrogen, Inc. – Private Placement°° ,§	5,786,786
377,082	Gilead Sciences, Inc.*,**	14,630,782
883,442	Incyte Corp., Ltd.*	12,341,685
293,875	InterMune, Inc.*	5,936,275
175,730	Life Technologies Corp.*	6,753,304
152,452	Regeneron Pharmaceuticals, Inc.*	8,872,706
191,241	United Therapeutics Corp.*	7,169,625
260,650	Vertex Pharmaceuticals, Inc.*	11,609,351
		133,781,658
Medical – Drugs – 29.4%
703,787	Achillion Pharmaceuticals, Inc.*	3,321,875
145,160	Allergan, Inc.	11,958,281
1,409,870	Aurobindo Pharma, Ltd.	3,518,888
358,998	Bristol-Myers Squibb Co.	11,265,357
32,487,100	CFR Pharmaceuticals S.A.*	7,003,956
339,050	Endo Pharmaceuticals Holdings, Inc.*	9,490,010
232,044	Forest Laboratories, Inc.*	7,144,635
388,767	GlaxoSmithKline PLC (ADR)	16,052,189
634,354	Ironwood Pharmaceuticals, Inc.*	6,851,023
458,700	Mitsubishi Tanabe Pharma Corp.**	8,505,496
150,849	Novartis A.G.**	8,421,602
886,359	Pfizer, Inc.	15,670,827
178,525	Pharmasset, Inc.*	14,705,104
66,559	Roche Holding A.G.**	10,711,670
229,690	Salix Pharmaceuticals, Ltd.*	6,798,824
127,751	Sanofi**	8,387,089
108,966	Shire PLC (ADR)	10,235,176
623,924	Targacept, Inc.*	9,358,860
430,149	Valeant Pharmaceuticals International, Inc.	15,967,131
		185,367,993
Medical – Generic Drugs – 7.2%
8,364,183	Mediquest Therapeutics – Private Placement*,°° ,§,£	2,509,255
956,865	Mylan, Inc.*	16,266,705
243,766	Pharmstandard (GDR)	4,612,478
366,176	Teva Pharmaceutical S.P. (ADR)	13,629,071
127,065	Watson Pharmaceuticals, Inc.*	8,672,186
		45,689,695
Medical – HMO – 2.8%
104,550	Humana, Inc.	7,603,921
214,541	UnitedHealth Group, Inc.	9,894,631
		17,498,552
Medical – Wholesale Drug Distributors – 2.0%
229,745	AmerisourceBergen Corp.	8,562,596
1,608,800	Sinopharm Group, Co., Ltd.	4,230,332
		12,792,928
Medical Information Systems – 1.1%
119,756	athenahealth, Inc.*	7,131,470
Medical Instruments – 2.0%
116,843	GMP Companies, Inc. – Private Placement*,°° ,§,£	0
659,604	Lifesync Holdings, Inc. – Private Placement*,°° ,§,£	0
344,585	St. Jude Medical, Inc.	12,470,531
		12,470,531
Medical Products – 8.0%
242,350	Carefusion Corp.*	5,804,283
285,377	Covidien PLC (U.S. Shares)**	12,585,126
138,730	Henry Schein, Inc.*	8,602,647
350,595	PSS World Medical, Inc.*	6,903,216
192,142	Stryker Corp.	9,055,652
138,495	Varian Medical Systems, Inc.*	7,223,899
		50,174,823
Patient Monitoring Equipment – 1.0%
300,225	Masimo Corp.	6,499,871
Pharmacy Services – 8.1%
541,300	Brazil Pharma S.A.*	3,916,829
602,135	Express Scripts, Inc. – Class A*	22,321,144
266,091	Medco Health Solutions, Inc.*	12,477,007
500,185	Omnicare, Inc.	12,719,705
		51,434,685
Physical Practice Management – 1.0%
101,033	Mednax, Inc.*	6,328,707
Research & Development – 0.9%
361,494	Aveo Pharmaceuticals, Inc.*	5,563,393
Retail – Drug Store – 1.4%
259,965	Walgreen Co.	8,550,249
Soap and Cleaning Preparations – 0.8%
97,239	Reckitt Benckiser Group PLC	4,915,506
Therapeutics – 2.2%
435,725	BioMarin Pharmaceutical, Inc.*	13,886,556

Total Common Stock (cost $564,803,602)		611,175,833

Preferred Stock – 1.0%
Medical – Biomedical and Genetic – 0.2%
5,192,551	Mediquest Therapeutics – Private Placement (Series A-1), 0%°° ,§	1,557,765
Therapeutics – 0.8%
2,919,304	Portola Pharmaceuticals, Inc. – Private Placement, 0%°° ,§	4,846,045

Total Preferred Stock (cost $7,265,869)		6,403,810

See Notes to Schedules of Investments and Financial Statements.

34 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Shares		Value

Warrant – 0%
Medical – Generic Drugs – 0%
803,980	Mediquest Therapeutics – expires 6/15/12*,°° ,§ (cost $94,066)	$1

Money Market – 2.0%
12,740,217	Janus Cash Liquidity Fund LLC, 0% (cost $12,740,217)	12,740,217

Total Investments (total cost $584,903,754) – 99.9%		630,319,861

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		847,809

Net Assets – 100%		$631,167,670

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$3,916,829	0.6%
Canada	15,967,131	2.5%
Chile	7,003,956	1.1%
China	4,230,332	0.7%
France	8,387,089	1.3%
Germany	4,943,018	0.8%
India	3,518,888	0.6%
Ireland	12,585,126	2.0%
Israel	13,629,071	2.2%
Japan	8,505,496	1.4%
Jersey	10,235,176	1.6%
Russia	4,612,478	0.7%
Switzerland	19,133,272	3.0%
United Kingdom	20,967,695	3.3%
United States††	492,684,304	78.2%

Total	$630,319,861	100.0%

††	Includes Cash Equivalents (76.1% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC:
Euro 10/27/11	1,550,000	$2,075,934	$57,129
Japanese Yen 10/27/11	160,000,000	2,075,747	6,990
Swiss Franc 10/27/11	4,850,000	5,355,833	191,462

		9,507,514	255,581

HSBC Securities (USA), Inc.:
Euro 10/6/11	1,578,000	2,113,853	149,109
Japanese Yen 10/6/11	212,700,000	2,758,488	19,054
Swiss Franc 10/6/11	3,275,000	3,614,581	496,705

		8,486,922	664,868

JPMorgan Chase & Co.: Japanese Yen 10/20/11	220,000,000	2,853,822	2,876

RBC Capital Markets Corp.: Euro 10/13/11	1,730,000	2,317,316	164,040

Total		$23,165,574	$1,087,365

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 35

Janus Global Research Fund (unaudited)

Fund Snapshot
We believe deep, independent research and high-conviction investing can deliver exceptional results by exploiting a market’s tendency to focus on the short term. We believe a team-led research portfolio should control risk without diluting the strengths of a firm’s research effort.
Team-Based Approach Led by Jim Goff, Director of Research

Performance Overview

For the 12-month period ended September 30, 2011, Janus Global Research Fund’s Class T Shares returned -6.27%, as compared to a -3.28% return for its primary benchmark, the MSCI World Growth Index, and a -6.01% return for its secondary benchmark, the MSCI All Country World Index. We continue to be pleased with the Fund’s long-term performance.

Economic Overview

The volatility we saw late in the period and the overall weak markets reflected the uncertain paths that lie ahead. Most troubled is Europe, where markets are pricing in a high probability of a Greek default and a resulting financial crisis. We believe the solution lies with a strong and coordinated policy response as we saw at the end of October 2011. Now the attention shifts back to the U.S., which must address its debt issues, too. The debt-reduction “super committee” soon will reveal its proposals.

This political uncertainty, heading into key elections in Europe and the U.S., leads to the caution woven through our sector views that follow. As you read, you’ll see that worrisome signs are emerging, although we don’t see a widespread slowdown yet in company fundamentals. Our generally positive outlook from the bottom up is tempered by the precarious economic situation.

Sector Views

In communications, the impact of Internet-based content is rippling through the industry with complex and unclear outcomes. Moreover, a slowing economy is adding to concerns around subscription growth and pricing power. These uncertainties, however, are creating opportunities to invest in cable companies that can innovate and enhance their service. The rise of Netflix and other Internet-based content providers isn’t without some benefit to cable operators: they help drive broadband business. Yet broadband is a more network-intensive business. At some point, the industry must come to grips with the rising usage of the new content sources. Cable companies will likely resist becoming utilities that simply provide a content pipeline. Going forward, Internet-based companies may have to pay some tolls to cable operators along what is now a free path to the home. Furthermore, non-traditional means of delivering content could be a growth opportunity for cable and satellite TV companies. As we try to stay ahead of these trends, we think that content providers will prevail.

For consumer, we remain concerned about the macro environment but think companies are generally better prepared for a slowdown. Inventories are much lower than they were heading into the 2008-2009 recession. Product innovation is allowing certain businesses to gain share and maintain pricing. Luxury goods companies are benefiting from strength in the high-end consumer and investment in technology infrastructure. Clearly, concerns about spending and confidence are weighing on the sector. But we are not seeing weakness across the entire space. Instead, the market is bifurcating between the haves and have-nots. High-end and specialty retailers with unique and fashionable product lines continue to perform well, while retailers with undifferentiated product lines are struggling to maintain share in an environment where shoppers are pickier. Technology, inventory control and brand strength now matter more, widening the gulf between the winners and losers.

Janus’ energy team thinks oil prices will remain strong even in a slowing global economy. Our core thesis is that increases in global production will barely keep up with demand, limiting price declines. While crude prices have fallen, the headlines may overstate the recent drops because the gap between Brent (oil from the North Sea, commonly used in Europe) and West Texas Intermediate (oil refined in the U.S., commonly used in the U.S.) has widened. The Brent price, which remains above $110 a barrel, is a better barometer of input costs for industries and refiners, in our view. Demand continues to be surprisingly inelastic in developing countries. Brazil is expanding production, for instance, but it is also consuming more fuel and likely to remain a net importer. Saudi Arabia needs oil at $90 a barrel to maintain public subsidies. And while non-OPEC production is growing, it is not increasing enough to offset growing global demand. Yet most energy company valuations do not anticipate a sustained higher oil price. One area where we do see

36 | SEPTEMBER 30, 2011

(unaudited)

weakness is refinery operations in the U.S. and Europe. Refinery capacity is coming online faster than incremental demand and margins have likely peaked.

The sell-off in financial stocks has sent valuations for many large banks below early-2009 levels, based on price-to-book ratios and other metrics. Uncertainty in the sector is high, impacted by Europe’s debt crisis and a loss of confidence in policymakers (both in Europe and the U.S.) to tackle debt issues and implement long-term structural reforms. Adding to the uncertainty, several of the large, national banks were hit with federal lawsuits over mortgages in the quarter. With economic data softening, the risk of recession is rising. In this environment, lending standards remain tight, with demand weakening and a smaller number of credit-worthy borrowers. The Fed’s pledge to keep interest rates low until mid-2013 will likely keep banks’ net interest margins low, moreover, although it may be positive for consumer finance and real estate companies, if demand picks up.

In health care, the budget deal that Congress passed in August included the potential for 2% automatic spending cuts in 2013 should Congress fail to pass another debt reduction package later this year. Deal or no deal, we are likely to see lower federal health care spending in the years ahead. In a weak economy, meanwhile, health care system utilization rates have remained low, impacting earnings for hospitals and other providers.

Equity prices for industrials are factoring in a greater risk of global recession. Economic data has softened in the U.S. and Europe, and we think industrial stocks could face further downside pressure as the recession scenario plays out. Regionally, Europe looks like the weakest area, given sovereign debt issues and peripheral countries that are already in recession. European industrial stocks could fall more before they hit trough multiples. China is showing early signs of a slowdown in an engineered soft landing by the government. However, we expect the Bank of China to ease credit terms within the next six month – which would be a positive for Asian industrial and materials equities. The U.S. looks relatively well positioned with a weak dollar and lower relative input costs. Against this backdrop, we think the U.S. should hold up relatively well despite the current slowdown.

While spending on information technology has softened, some areas of technology show positive demand drivers. On the consumer side, adoption of mobile devices, apps and client-related services continue to expand. The global growth of smartphones (subsidized by carriers in many markets) and of tablets is a multi-year trend with a long runway for growth. On the enterprise side, we think that spending will rise with the major data center transition currently underway to public and private cloud computing services. Companies are consolidating their data center servers, which should benefit software and storage vendors, and businesses are increasingly using software analytics tools to help manage and monetize growing quantities of data. However, we are seeing a disconnect between the valuations and fundamentals of semiconductor-related stocks.

Performance Overview

Our holdings in industrials, communications and financials weighed the most on relative performance, while our holdings in technology, consumer and health care were the largest contributors. On a country basis, our holdings in India, the U.S. and Canada were the most significant relative detractors, while our holdings in Japan, the U.K. and the Netherlands were the largest contributors.

Canada-based copper miners Ivanhoe Mines and First Quantum Minerals were negatively impacted by the commodity’s price decline late in the period. We like Ivanhoe for its development of a potential world-class copper mine in Mongolia. We also think First Quantum, which has principal activities in Zambia, has the potential for substantial production growth. We remain bullish on the supply-demand dynamics for copper.

India-based Jain Irrigation Systems, which was negatively impacted in part by weakness in India’s market, also weighed on performance. The company was also delayed in rolling out its financing business, which we think will reduce the company’s working capital costs. The company has a market-leading position in India’s micro-irrigation systems, which are subsidized by the government. We feel these irrigation systems are the fastest way to improve yields and represent a large market opportunity, given the unpredictability of India’s monsoon season and that many farms don’t have simple water catchment systems.

Individual contributors were led by Petrohawk Energy, which saw its shares rise significantly after it agreed to be acquired by BHP Billiton. It verified our thesis that the company’s unconventional natural gas asset base was undervalued. We sold the name on the news.

U.K. software company Autonomy also benefited from a buyout offer from Hewlett-Packard. The offer verified the value we saw in Autonomy based on its strong competitive position in managing unstructured data. We also sold this position on the news.

In addition, Limited Brands recorded strong gains on better-than-expected comparable sales. We like the

Janus Global & International Funds | 37

Janus Global Research Fund (unaudited)

specialty retailer for its dominant and growing market share in intimate apparel and personal care categories in the U.S. We also appreciate Limited’s international expansion opportunities and that management is returning capital to shareholders.

Conclusion

Valuations reflect a tougher environment than we think is reasonable to expect over the medium to long-term. Markets are short-sighted; the spike in volatility and correlations between stocks tells us that. We are taking advantage of the volatility. The best opportunities, we believe, often come in times of greatest stress. We have a talented investment team and a disciplined and repeatable process to identify those opportunities. We will go through periods of underperformance, but by staying disciplined, we hope to reward long-term investors with continued strong risk-adjusted returns.

Thank you for your investment in Janus Global Research Fund.

38 | SEPTEMBER 30, 2011

(unaudited)

Janus Global Research Fund At A Glance

5 Top Performers – Holdings

Contribution

PetroHawk Energy Corp.	0.65%
Autonomy Corp. PLC	0.63%
Limited Brands, Inc.	0.57%
ARM Holdings PLC	0.42%
Apple, Inc.	0.40%

5 Bottom Performers – Holdings

Contribution

Ivanhoe Mines, Ltd.	–0.77%
Jain Irrigation Systems, Ltd.	–0.68%
Ford Motor Co.	–0.66%
First Quantum Minerals, Ltd.	–0.60%
MRV Engenharia e Participacoes S.A.	–0.50%

3 Top Performers – Sectors†

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer	1.32%	20.96%	20.78%
Technology	1.14%	16.70%	16.57%
Health Care	0.60%	9.32%	9.24%

4 Bottom Performers – Sectors†

			Morgan Stanley Capital
		Fund Weighting	International World
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–4.19%	28.47%	28.55%
Financials	–2.02%	9.29%	9.43%
Energy	–1.13%	9.05%	9.15%
Communications	–0.48%	6.21%	6.28%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
†	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

Janus Global & International Funds | 39

Janus Global Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

Apple, Inc. Computers	2.0%
Fanuc Corp. Industrial Automation and Robotics	1.8%
Isuzu Motors, Ltd. Automotive – Cars and Light Trucks	1.6%
Ford Motor Co. Automotive – Cars and Light Trucks	1.4%
C.H. Robinson Worldwide, Inc. Transportation – Services	1.4%

8.2%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

Emerging markets comprised 6.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2011

As of September 30, 2010

40 | SEPTEMBER 30, 2011

(unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2011				per the January 28, 2011 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Research Fund – Class A Shares
NAV	–6.33%	2.23%	5.86%	1.28%	1.28%
MOP	–11.70%	1.02%	4.91%

Janus Global Research Fund – Class C Shares
NAV	–7.02%	1.43%	5.05%	1.95%	1.95%
CDSC	–7.94%	1.43%	5.05%

Janus Global Research Fund – Class D Shares(1)	–6.21%	2.30%	5.91%	1.09%	1.09%

Janus Global Research Fund – Class I Shares	–6.10%	2.27%	5.89%	0.96%	0.96%

Janus Global Research Fund – Class S Shares	–6.50%	1.97%	5.60%	1.45%	1.45%

Janus Global Research Fund – Class T Shares	–6.27%	2.27%	5.89%	1.23%	1.23%

Morgan Stanley Capital International World Growth Index	–3.28%	–0.52%	2.04%

Morgan Stanley Capital International All Country World IndexSM	–6.01%	–1.59%	1.74%

Russell 1000® Index	0.91%	–0.91%	1.35%

Lipper Quartile – Class T Shares	2nd	1st	1st

Lipper Ranking – based on total return for Global Funds	317/641	21/339	13/261

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 41

Janus Global Research Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”) and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares, reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations of waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

42 | SEPTEMBER 30, 2011

(unaudited)

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Global Research Fund compares its performance to the MSCI World Growth Index, and such benchmark index is used to calculate the Fund’s performance-based adjustment to the investment advisory fee for periods after January 1, 2007. Prior to January 1, 2007, the Fund’s benchmark index was the Russell 1000® Growth Index.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 25, 2005
(1)	Closed to new investors.

Janus Global & International Funds | 43

Janus Global Research Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$831.20	$5.19

Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$828.10	$8.80

Hypothetical (5% return before expenses)	$1,000.00	$1,015.44	$9.70

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$831.80	$4.55

Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$832.20	$4.18

Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.61

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$830.50	$6.10

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.73

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$831.70	$4.96

Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47

†	Expenses are equal to the annualized expense ratio of 1.13% for Class A Shares, 1.92% for Class C Shares, 0.99% for Class D Shares, 0.91% for Class I Shares, 1.33% for Class S Shares and 1.08% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

44 | SEPTEMBER 30, 2011

Janus Global Research Fund

Schedule of Investments

As of September 30, 2011

Shares		Value

Common Stock – 98.5%
Airlines – 0.9%
108,326	United Continental Holdings, Inc.*	$2,099,358
Apparel Manufacturers – 1.5%
40,304	Coach, Inc.	2,088,957
325,700	Prada SpA*	1,354,064
		3,443,021
Applications Software – 1.0%
96,329	Microsoft Corp.	2,397,629
Athletic Footwear – 1.0%
28,926	NIKE, Inc. – Class B	2,473,462
Auction House – Art Dealer – 1.1%
125,221	Ritchie Bros Auctioneers, Inc.	2,541,236
Automotive – Cars and Light Trucks – 3.0%
344,946	Ford Motor Co.*	3,335,628
881,000	Isuzu Motors, Ltd.	3,773,100
		7,108,728
Beverages – Non-Alcoholic – 0.8%
22,526	Hansen Natural Corp.*	1,966,295
Brewery – 0.7%
32,103	Anheuser-Busch InBev N.V.	1,702,344
Building – Residential and Commercial – 0.8%
367,700	MRV Engenharia e Participacoes S.A.	1,874,204
Building and Construction Products – Miscellaneous – 0.8%
46,850	Cie de Saint-Gobain	1,789,222
Cable/Satellite Television – 1.6%
57,443	Comcast Corp. – Class A	1,200,559
23,868	Kabel Deutschland Holding A.G.*	1,286,455
19,469	Time Warner Cable, Inc. – Class A	1,220,122
		3,707,136
Casino Hotels – 1.1%
193,511	Crown, Ltd.	1,474,225
120,309	MGM Mirage*	1,117,671
		2,591,896
Casino Services – 0.7%
116,172	International Game Technology	1,687,979
Cellular Telecommunications – 0.6%
60,157	America Movil S.A.B. de C.V. – Series L (ADR)	1,328,267
Chemicals – Diversified – 1.6%
41,913	K+S A.G.	2,203,468
65,811	LyondellBasell Industries N.V.	1,607,763
		3,811,231
Commercial Banks – 1.1%
1,872,000	China Construction Bank Corp.	1,117,080
74,600	Standard Chartered PLC	1,488,789
		2,605,869
Commercial Services – Finance – 0.3%
19,730	Verisk Analytics, Inc.*	686,012
Computers – 2.0%
12,439	Apple, Inc.*	4,741,498
Computers – Memory Devices – 1.0%
113,343	EMC Corp.*	2,379,070
Consulting Services – 0.8%
56,248	Gartner, Inc.*	1,961,368
Consumer Products – Miscellaneous – 0.5%
42,744	Jarden Corp.	1,207,945
Containers – Metal and Glass – 1.1%
82,364	Crown Holdings, Inc.*	2,521,162
Cosmetics and Toiletries – 1.1%
29,908	Colgate-Palmolive Co.	2,652,241
Decision Support Software – 0.3%
23,823	MSCI, Inc.*	722,552
Dialysis Centers – 0.4%
15,350	DaVita, Inc.*	961,985
Distribution/Wholesale – 2.9%
228,684	Adani Enterprises, Ltd.	2,409,668
80,880	Fastenal Co.	2,691,686
1,098,000	Li & Fung, Ltd.	1,802,764
		6,904,118
Diversified Banking Institutions – 0.9%
35,928	JPMorgan Chase & Co.	1,082,151
77,135	Morgan Stanley	1,041,323
		2,123,474
Diversified Operations – 2.0%
60,039	Danaher Corp.	2,518,035
45,833	Dover Corp.	2,135,818
		4,653,853
E-Commerce/Services – 1.2%
77,973	eBay, Inc.*	2,299,424
3,827	Netflix, Inc.*	433,063
		2,732,487
Educational Software – 0.2%
119,681	Educomp Solutions, Ltd.	570,602
Electronic Components – Miscellaneous – 0.7%
61,027	TE Connectivity, Ltd. (U.S. Shares)	1,717,300
Electronic Components – Semiconductors – 2.1%
223,694	ARM Holdings PLC	1,914,356
59,265	International Rectifier Corp.*	1,103,514
282,305	ON Semiconductor Corp.*	2,024,127
		5,041,997
Electronic Connectors – 0.6%
36,179	Amphenol Corp. – Class A	1,475,018
Electronic Forms – 0.7%
63,665	Adobe Systems, Inc.*	1,538,783
Electronic Measuring Instruments – 1.0%
8,600	Keyence Corp.	2,355,325
Enterprise Software/Services – 1.8%
93,330	Oracle Corp.	2,682,304
73,093	QLIK Technologies, Inc.*	1,583,195
		4,265,499
Finance – Investment Bankers/Brokers – 0.5%
97,158	Charles Schwab Corp.	1,094,971
Finance – Other Services – 0.4%
70,100	Hong Kong Exchanges & Clearing, Ltd.	1,004,179

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 45

Janus Global Research Fund

Schedule of Investments

As of September 30, 2011

Shares		Value

Food – Catering – 0%
1,713,000	FU JI Food & Catering Services Holdings, Ltd.*,°° ,§	$0
Food – Miscellaneous/Diversified – 1.6%
29,627	Groupe Danone	1,823,081
58,167	Unilever N.V.	1,842,180
		3,665,261
Food – Wholesale/Distribution – 0.7%
1,033,066	Olam International, Ltd.	1,761,670
Hotels and Motels – 1.5%
100,141	Intercontinental Hotels Group PLC	1,625,455
70,578	Marriott International, Inc. – Class A	1,922,545
		3,548,000
Independent Power Producer – 0.6%
68,464	NRG Energy, Inc.*	1,452,121
Industrial Automation and Robotics – 1.8%
30,100	Fanuc Corp.	4,145,205
Instruments – Controls – 1.0%
85,346	Sensata Technologies Holding N.V.*	2,258,255
Instruments – Scientific – 0.5%
21,527	Thermo Fisher Scientific, Inc.*	1,090,127
Insurance Brokers – 0.8%
28,005	AON Corp.	1,175,650
63,715	Jardine Lloyd Thompson Group PLC	622,915
		1,798,565
Internet Gambling – 0.8%
996,465	Bwin.Party Digital Entertainment PLC	1,899,119
Investment Management and Advisory Services – 0.6%
30,351	T. Rowe Price Group, Inc.	1,449,867
Life and Health Insurance – 2.2%
774,400	AIA Group, Ltd.	2,191,933
24,208	Prudential Financial, Inc.	1,134,387
222,979	Prudential PLC	1,908,286
		5,234,606
Medical – Biomedical and Genetic – 2.0%
34,338	Celgene Corp.*	2,126,209
82,716	Incyte Corp., Ltd.*	1,155,543
34,960	Vertex Pharmaceuticals, Inc.*	1,557,118
		4,838,870
Medical – Drugs – 2.9%
39,160	Endo Pharmaceuticals Holdings, Inc.*	1,096,088
63,030	GlaxoSmithKline PLC	1,301,189
82,339	Pfizer, Inc.	1,455,754
19,702	Pharmasset, Inc.*	1,622,854
39,169	Valeant Pharmaceuticals International, Inc.	1,453,953
		6,929,838
Medical – Generic Drugs – 0.6%
89,379	Mylan, Inc.*	1,519,443
Medical Instruments – 0.4%
27,966	St. Jude Medical, Inc.	1,012,090
Medical Products – 0.6%
33,026	Covidien PLC (U.S. Shares)	1,456,447
Metal – Copper – 0.7%
124,588	First Quantum Minerals, Ltd.	1,659,033
Metal – Diversified – 1.2%
210,752	Ivanhoe Mines, Ltd.*	2,906,994
Metal Processors and Fabricators – 1.1%
16,703	Precision Castparts Corp.	2,596,648
Multimedia – 1.3%
134,883	News Corp. – Class A	2,086,640
31,950	Walt Disney Co.	963,612
		3,050,252
Networking Products – 1.0%
147,868	Cisco Systems, Inc.	2,290,475
Non-Hazardous Waste Disposal – 0.9%
66,159	Waste Management, Inc.	2,154,137
Oil – Field Services – 3.4%
185,106	AMEC PLC	2,327,937
37,121	Baker Hughes, Inc.	1,713,505
30,639	Halliburton Co.	935,102
29,167	Schlumberger, Ltd. (U.S. Shares)	1,742,145
42,643	TGS Nopec Geophysical Co. A.S.A.	793,204
31,258	Trican Well Service, Ltd.	443,389
		7,955,282
Oil and Gas Drilling – 0.7%
25,998	Helmerich & Payne, Inc.	1,055,519
218,178	Karoon Gas Australia, Ltd.*	584,205
		1,639,724
Oil Companies – Exploration and Production – 2.9%
289,658	Cairn Energy PLC*	1,255,192
62,027	Canadian Natural Resources, Ltd.	1,821,851
182,300	OGX Petroleo e Gas Participacoes S.A.*	1,124,159
101,361	Tullow Oil PLC	2,056,232
14,581	Whitting Petroleum Corp.*	511,501
		6,768,935
Oil Companies – Integrated – 1.4%
35,550	Hess Corp.	1,864,953
23,178	Royal Dutch Shell PLC	1,425,911
		3,290,864
Oil Refining and Marketing – 0.5%
74,457	Reliance Industries, Ltd.	1,212,970
Pharmacy Services – 1.1%
69,176	Express Scripts, Inc. – Class A*	2,564,354
Pipelines – 0.5%
20,791	Kinder Morgan Management LLC*	1,220,224
Printing – Commercial – 0.3%
29,702	VistaPrint N.V. (U.S. Shares)*	802,845
Real Estate Management/Services – 1.1%
26,541	Jones Lang LaSalle, Inc.	1,375,089
73,000	Mitsubishi Estate Co., Ltd.	1,181,751
		2,556,840
Real Estate Operating/Development – 0.5%
409,995	Hang Lung Properties, Ltd.	1,199,343
Retail – Apparel and Shoe – 2.3%
14,500	Fast Retailing Co., Ltd.	2,597,099
73,877	Limited Brands, Inc.	2,845,003
		5,442,102

See Notes to Schedules of Investments and Financial Statements.

46 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Shares		Value

Retail – Bedding – 0.9%
38,732	Bed Bath & Beyond, Inc.*	$2,219,731
Retail – Jewelry – 0.9%
45,671	Compagnie Financiere Richemont S.A.	2,028,040
Retail – Major Department Stores – 1.0%
51,889	Nordstrom, Inc.	2,370,290
Retail – Restaurants – 0.8%
84,835	Arcos Dorados Holdings, Inc.	1,967,324
Rubber/Plastic Products – 1.1%
830,898	Jain Irrigation Systems, Ltd.	2,576,449
Semiconductor Components/Integrated Circuits – 1.9%
269,211	Atmel Corp.*	2,172,533
1,072,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,429,692
		4,602,225
Semiconductor Equipment – 0.9%
58,357	ASML Holdings N.V. (U.S. Shares)	2,015,651
Soap and Cleaning Preparations – 0.7%
34,658	Reckitt Benckiser Group PLC	1,751,988
Telecommunication Equipment – 0.3%
161,667	Tellabs, Inc.	693,551
Telecommunication Services – 1.6%
98,154	Amdocs, Ltd. (U.S. Shares)*	2,661,937
47,189	Virgin Media, Inc.	1,149,052
		3,810,989
Television – 0.6%
74,732	CBS Corp. – Class B	1,523,038
Therapeutics – 0.7%
50,405	BioMarin Pharmaceutical, Inc.*	1,606,407
Tobacco – 1.8%
589	Japan Tobacco, Inc.	2,748,679
23,598	Philip Morris International, Inc.	1,472,043
		4,220,722
Toys – 1.2%
90,718	Mattel, Inc.	2,348,689
3,900	Nintendo Co., Ltd.	568,214
		2,916,903
Transportation – Services – 2.4%
46,752	C.H. Robinson Worldwide, Inc.	3,201,110
37,395	United Parcel Service, Inc. – Class B	2,361,494
		5,562,604
Wireless Equipment – 1.4%
37,896	Crown Castle International Corp.*	1,541,230
184,358	Telefonaktiebolaget L.M. Ericsson – Class B	1,767,285
		3,308,515

Total Common Stock (cost $245,780,112)		232,984,249

Exchange – Traded Fund – 1.0%
Commodity – 1.0%
166,985	Sprott Physical Gold Trust (ETF)* (cost $2,106,257)	2,342,800

Money Market – 0.5%
1,091,239	Janus Cash Liquidity Fund LLC, 0% (cost $1,091,239)	1,091,239

Total Investments (total cost $248,977,608) – 100.0%		236,418,288

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		41,585

Net Assets – 100%		$236,459,873

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$2,058,430	0.9%
Belgium	1,702,344	0.7%
Bermuda	1,802,764	0.8%
Brazil	2,998,363	1.3%
Canada	13,169,256	5.6%
Cayman Islands	0	0.0%
China	1,117,080	0.5%
Curacao	1,742,145	0.7%
France	3,612,303	1.5%
Germany	3,489,923	1.5%
Gibraltar	1,899,119	0.8%
Guernsey	2,661,937	1.1%
Hong Kong	4,395,455	1.9%
India	6,769,689	2.9%
Ireland	1,456,447	0.6%
Italy	1,354,064	0.6%
Japan	17,369,373	7.3%
Mexico	1,328,267	0.6%
Netherlands	8,526,694	3.6%
Norway	793,204	0.3%
Singapore	1,761,670	0.7%
Sweden	1,767,285	0.7%
Switzerland	3,745,340	1.6%
Taiwan	2,429,692	1.0%
United Kingdom	17,678,250	7.5%
United States††	128,821,870	54.5%
Virgin Islands (British)	1,967,324	0.8%

Total	$236,418,288	100.0%

††	Includes Cash Equivalents (54.0% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 47

Janus Global Select Fund (unaudited)

Fund Snapshot
We believe through intensive, fundamentals based analysis we can invest in businesses that can compound the fund’s capital at rates that are in excess of the overall stock market. We take an opportunistic approach, seeking companies that are mispriced relative to their long term economic profit growth potential, regardless of market capitalization or geography.
John Eisinger portfolio manager

Performance Review

For the 12-month period ended September 30, 2011, Janus Global Select Fund’s Class T Shares returned -15.97%, underperforming its primary benchmark, the MSCI All Country World Index, which returned -6.01%. The Fund underperformed its secondary benchmark, the Russell 3000 Growth Index, which returned 3.39%. The Fund also underperformed the S&P 500 Index, which returned 1.14%.

Investment Environment

Equities came under pressure and correlations increased as stocks traded around macro factors throughout much of the year. Risk aversion rose, sending equity risk premiums higher, as investors worried about Europe’s debt crisis, weakening global economic data and heightened political uncertainty over the U.S. budget deficit. The U.S. outperformed most European and emerging market indices in this environment.

The overall market has near record levels of volatility. We have used this volatility to add to or initiate positions in stocks where we see the greatest difference between price and intrinsic value. We recognize that the Fund has been volatile and wish to remind investors that we are focused on finding undervalued businesses where we see stable upward trajectories in cash flows. We look to position stocks in the Fund based on our assessment of discount to intrinsic value, not according to the minimum stock price volatility. We believe that over time we can outperform by owning the most undervalued cash flow streams, even though this can contribute to periods of underperformance and Fund volatility. As always, we are committed to scouring the globe to find the best investment ideas that we think can drive long term appreciation of capital.

During the period, we stuck to the process of trimming stocks that we believed were at their least discount to intrinsic value, and reinvesting the proceeds into new or existing holdings that we considered to offer better risk-reward. Many of these additions included some of the largest detractors, underscoring our conviction in our names.

The Fund’s positions in financials declined as macro events drove down global bank stock prices – especially companies with exposure to Europe. The sector requires careful due diligence and patience, but it is one which we believe offers some of the best opportunities to compound total returns in excess of the market, looking out two to three years. The top detractor in financials (and the Fund overall) was Morgan Stanley. Even though the company reported returns on equity of over 8% in its most recent earnings release, macro uncertainties offset fundamentals, driving the stock down and contributing significantly to the Fund’s underperformance. We added to the position, in part, because we believe Morgan Stanley should see improving returns on equity as the business mix shifts towards wealth management and asset management over time.

Our technology holdings contributed to relative results. For example, semiconductor maker Atmel added 1.73% to performance. We remain attracted to the chip maker given its potential to generate high returns on capital and accelerating free cash flows. We think the company’s microcontroller products can continue to take market share and its stock price was not fully reflecting prospects for the overall business at period end. Also in tech, we added to our position in Tellabs, taking advantage of weakness in the share price. We believe the company is significantly mispriced, looking at its ability to generate high levels of free cash flow relative to its current enterprise value. Further, we believe the company is finding other ways to create value, such as ongoing cost cuts and improved capital allocation.

Our selections in health care contributed to relative performance. We have found several companies addressing unmet medical needs with innovative and/or life-saving products. We think these companies will have strong end-market demand, even in a weaker spending environment.

48 | SEPTEMBER 30, 2011

(unaudited)

Derivatives

During the period, the Fund was long and short options on individual stocks and indices. The objectives of the derivative strategies are to generate income for the Fund and to reduce the impact of a downside move in the market. Derivatives detracted from the Fund’s performance moderately during the period. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

Emerging Markets:

The stock markets of emerging economies were some of the worst performers in the world during the past 12 months. For example, the Bovespa (Brazil) fell 31%, the Hang Seng (Hong Kong) fell 22% and the Sensex (India) fell 25%, which compares to the S&P 500 which rose 1.1%. The primary driver of the underperformance has been increasingly restrictive monetary policies aimed at reducing high levels of growth and inflation. In some circumstances, high inflation has led to earnings disappointments as costs rose faster than revenue. Going forward, we believe the slowdown in the developed world will act to reduce inflationary pressure with the ensuing loosening of monetary policy in the emerging economies, which should lead to improved stock market performance. We have been adding to stocks in these markets that we believe have both strong, long-term growth and low valuations.

Developed World:

Over the longer term in the developed world we believe investors are starting to accept a new reality: that sustainable growth going forward is likely to be lower than levels experienced in the past several decades. Evidence of this is visible in near record low U.S. Treasury yields, the fall in inflation expectations and the impact of deleveraging at the consumer and eventually at the government level. In the short-term, we expect stocks to be driven largely by the changing macro concerns, which today are focused on the European sovereign debt crisis. While there is no silver bullet, we believe policy makers in Europe will produce a solution that will work to reduce overall debt levels and calm capital markets. There is no free lunch, however, and the solutions will likely require austerity measures that will further reduce growth rates in the euro-zone.

However, this does not mean that there are not good long-term investments to be made in the developed world. Over the long-term, cash flows will trump emotions and, at current prices, we believe the stocks we are buying offer very attractive risk-adjusted return potential. This includes buying stocks that can grow at rates higher than the overall economy with new products, market share gains and proven management teams. Most of these stocks are pricing in declines in cash flows far in excess of what we believe is realistic. Having a consistent process for analyzing the value of a business is what enables us to be confident buying stocks in this highly volatile environment.

Investment Process

When looking at a potential investment, the first thing we do is look at what is implied in the current stock price. This is important because theoretically stocks are always fairly valued and price in all known information. To understand what is implied in a stock price we turn to the most basic tool used to value a business, the discounted cash flow analysis (DCF). In theory a company’s value is determined by adding up all future cash flows and discounting them for the time value of money. To determine a company’s cash flow, an analyst takes revenues and subtracts out all costs and future capital required to grow or sustain the business. The end result is free cash flow. Therefore, the first step in our analysis starts with understanding what revenue, cost and capital expectations are embedded in today’s stock price.

The next and most important step is to leverage our team of equity analysts to dive into the industry and company to understand where what is implied may be wrong. This could be that revenues are too low based on a company’s ability to grow with a new product or to gain share with an existing one. It could mean a changing cost structure driven by a restructuring or the impact that changes in product mix can have on a company’s margin structure. Finally, the company could change the capital needed to run itself by divesting assets or outsourcing, for example. So in the process of analyzing a business all of these factors go into our estimates of free cash flow. When we see material differences between our estimates and what is implied in the stock price it can mean the stock is an attractive investment.

The reason we see ample opportunity to generate returns, even in a volatile and low growth world, is that we are focused on finding businesses that can create value in the ways discussed above and are not accurately priced for future value creation. By exploiting the differences between implied cash flows and our estimates, we believe we can find undervalued stocks that can compound returns in excess of both the stock market and other asset classes.

Janus Global & International Funds | 49

Janus Global Select Fund (unaudited)

A perfect example of this is to look at Apple, Inc. Apple was a stock that I researched and invested in while I was an analyst here for many years. In 2001, Apple traded for nearly just the value of the cash on its balance sheet. At that time, the company was generating revenues and net income of $5.3 billion and about $344 million respectively (fiscal year ’01). At that point, the market was pricing in almost no future value creation in the form of positive cash flow. Fast forward to today and the company is expected to generate sales of $109 billion with $26 billion in net income. The stock rose 4817% from September 2001 to September 2011, significantly outperforming the S&P 500 return of 32%. Having a differentiated opinion about the ability of a company to generate cash flow combined with an attractive entry point which reduces downside risk is the key to generating stock outperformance over the long-term.

We recognize this is probably the most exceptional example of a company that has exceeded all expectations and substantially outperformed the market, but there are many other examples of companies like Apple that compound value creation and are currently priced for little or no future growth. We are looking for and investing in these opportunities, which we describe as having the largest difference between price and intrinsic value.

While we acknowledge the challenging growth environment, we remain optimistic about our ability to find and invest in healthy, growing and undervalued companies. There are many companies around the world with strong profits, high levels of cash on balance sheets and management teams that are proven value creators. Furthermore, commodity prices have fallen recently, which should reduce inflation levels, helping to sustain corporate margins and reduce inflationary pressure in emerging markets. This could also potentially add substantial purchasing power to consumers around the world.

Thank you for your continued investment in Janus Global Select Fund.

50 | SEPTEMBER 30, 2011

(unaudited)

Janus Global Select Fund At A Glance

5 Top Performers – Holdings

Contribution

Atmel Corp.	1.79%
Valeant Pharmaceuticals International, Inc.	1.41%
eBay, Inc.	1.12%
Autonomy Corp. PLC	1.08%
Kabel Deutschland Holding A.G.	1.04%

5 Bottom Performers – Holdings

Contribution

Morgan Stanley	–2.69%
Ivanhoe Mines, Ltd.	–1.99%
OGX Petroleo e Gas Participacoes S.A.	–1.83%
Bwin.Party Digital Entertainment PLC	–1.80%
Cobalt International Energy, Inc.	–1.63%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	All Country World IndexSM

Information Technology	1.93%	26.53%	11.75%
Health Care	0.61%	6.01%	8.41%
Consumer Staples	0.27%	1.27%	9.51%
Other**	–0.07%	0.09%	0.00%
Telecommunication Services	–0.21%	3.77%	4.70%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	All Country World IndexSM

Financials	–5.88%	23.53%	20.48%
Materials	–3.52%	11.32%	8.97%
Energy	–3.15%	8.86%	11.67%
Industrials	–3.12%	7.56%	10.72%
Consumer Discretionary	–0.99%	9.61%	9.93%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Global & International Funds | 51

Janus Global Select Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

Tellabs, Inc. Telecommunication Equipment	4.8%
Isuzu Motors, Ltd. Automotive – Cars and Light Trucks	4.7%
Prudential PLC Life and Health Insurance	4.5%
NRG Energy, Inc. Independent Power Producer	4.4%
Pfizer, Inc. Medical – Drugs	4.3%

22.7%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

Emerging markets comprised 18.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2011

As of September 30, 2010

52 | SEPTEMBER 30, 2011

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2011					per the January 28, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Select Fund – Class A Shares
NAV	–16.04%	0.85%	6.85%	–0.48%	1.11%	1.11%
MOP	–20.86%	–0.33%	6.22%	–1.00%

Janus Global Select Fund – Class C Shares
NAV	–16.68%	0.06%	6.05%	–1.23%	1.88%	1.88%
CDSC	–17.51%	0.06%	6.05%	–1.23%

Janus Global Select Fund – Class D Shares(1)	–15.80%	0.97%	6.92%	–0.42%	0.90%	0.90%

Janus Global Select Fund – Class I Shares	–15.83%	0.93%	6.90%	–0.44%	0.79%	0.79%

Janus Global Select Fund – Class R Shares	–16.35%	0.41%	6.39%	–0.92%	1.50%	1.50%

Janus Global Select Fund – Class S Shares	–16.12%	0.68%	6.66%	–0.66%	1.24%	1.24%

Janus Global Select Fund – Class T Shares	–15.97%	0.93%	6.90%	–0.44%	1.01%	1.01%

Morgan Stanley Capital International All Country World IndexSM	–6.01%	–1.59%	4.45%	0.39%

Russell 3000® Growth Index	3.39%	1.56%	3.18%	–3.02%

S&P 500® Index	1.14%	–1.18%	2.82%	–0.37%

Lipper Quartile – Class T Shares	4th	1st	1st	3rd

Lipper Ranking – based on total return for Global Funds	608/641	41/339	11/165	76/130

Visit janus.com/advisor/mutual-funds (or
janus.com/allfunds if you hold Shares directly with Janus
Capital) to view current performance and characteristic
information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 53

Janus Global Select Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less effective for shares purchased on or after January 28, 2011. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations

54 | SEPTEMBER 30, 2011

(unaudited)

or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 30, 2000
(1)	Closed to new investors.

Janus Global & International Funds | 55

Janus Global Select Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	4/1/11	9/30/11	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$744.30	$4.77

Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	4/1/11	9/30/11	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$741.60	$7.86

Hypothetical (5% return before expenses)	$1,000.00	$1,016.04	$9.10

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	4/1/11	9/30/11	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$745.50	$3.72

Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	4/1/11	9/30/11	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$745.50	$3.68

Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	4/1/11	9/30/11	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$742.60	$6.29

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.28

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	4/1/11	9/30/11	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$744.30	$5.25

Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	4/1/11	9/30/11	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$744.70	$4.11

Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76

†	Expenses are equal to the annualized expense ratio of 1.09% for Class A Shares, 1.80% for Class C Shares, 0.85% for Class D Shares, 0.84% for Class I Shares, 1.44% for Class R Shares, 1.20% for Class S Shares and 0.94% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

56 | SEPTEMBER 30, 2011

Janus Global Select Fund

Schedule of Investments

As of September 30, 2011

Shares or Contract Amounts		Value

Common Stock – 95.1%
Automotive – Cars and Light Trucks – 7.2%
46,692,000	Dongfeng Motor Group Co., Ltd.**	$61,883,075
27,338,000	Isuzu Motors, Ltd.**	117,081,744
		178,964,819
Coal – 1.0%
17,346,000	Sakari Resources, Ltd.**	25,920,066
Coatings and Paint Products – 1.9%
718,305	Asian Paints, Ltd.**	46,201,523
Commercial Banks – 5.5%
8,698,135	Banco Bilbao Vizcaya Argentaria S.A.**	70,865,477
5,101,900	Banco do Brasil S.A.**	66,070,894
		136,936,371
Computers – Memory Devices – 3.1%
2,312,475	NetApp, Inc.*,**	78,485,401
Diversified Banking Institutions – 4.0%
7,486,967	Morgan Stanley**	101,074,054
Electronic Components – Semiconductors – 4.9%
910,855	Avago Technologies, Ltd.	29,848,718
12,994,181	ON Semiconductor Corp.*,**	93,168,278
		123,016,996
Electronic Measuring Instruments – 1.8%
21,822,840	Chroma ATE, Inc.**,£	44,335,926
Enterprise Software/Services – 2.7%
654,079	Autonomy Corp. PLC*,**	25,905,096
3,070,597	Temenos Group A.G.*,**	41,340,070
		67,245,166
Gold Mining – 2.5%
4,126,655	Gold Fields, Ltd.**	63,220,355
Independent Power Producer – 4.4%
5,175,015	NRG Energy, Inc.*,**	109,762,068
Insurance Brokers – 1.4%
3,702,200	Brasil Insurance Participacoes e Administracao S.A.**	34,077,180
Internet Gambling – 2.8%
37,220,021	Bwin.Party Digital Entertainment PLC**,£	70,936,015
Investment Companies – 2.0%
22,503,844	Infrastructure Development Finance Co., Ltd.**	50,166,894
Life and Health Insurance – 4.5%
13,275,936	Prudential PLC**	113,617,379
Marine Services – 1.4%
32,541,770	COSCO Pacific, Ltd.	35,895,155
Medical – Biomedical and Genetic – 4.4%
1,328,250	Celgene Corp.*,**	82,245,240
642,465	Vertex Pharmaceuticals, Inc.*,**	28,615,391
		110,860,631
Medical – Drugs – 9.2%
74,057,535	CFR Pharmaceuticals S.A.*	15,966,206
2,624,775	Endo Pharmaceuticals Holdings, Inc.*,**	73,467,452
6,075,360	Pfizer, Inc.**	107,412,365
917,370	Valeant Pharmaceuticals International, Inc.	34,052,774
		230,898,797
Metal – Diversified – 3.6%
6,550,064	Ivanhoe Mines, Ltd.*,**	90,347,866
Metal Processors and Fabricators – 1.3%
127,572,000	EVA Precision Industrial Holdings, Ltd.**,£	31,379,573
Multi-Line Insurance – 4.6%
20,237,617	AGEAS**	34,808,815
5,028,720	Hartford Financial Services Group, Inc.**	81,163,541
		115,972,356
Oil Companies – Exploration and Production – 2.9%
9,489,929	Cobalt International Energy, Inc.*,**	73,167,353
Retail – Apparel and Shoe – 2.3%
315,100	Fast Retailing Co., Ltd.**	56,437,650
Rubber/Plastic Products – 2.2%
17,647,621	Jain Irrigation Systems, Ltd.**	54,721,762
Semiconductor Components/Integrated Circuits – 2.3%
7,246,739	Atmel Corp.*,**	58,481,184
Steel – Producers – 0.8%
19,721,856	Al Ezz Steel Rebars S.A.E.	19,514,591
Telecommunication Equipment – 4.8%
27,727,551	Tellabs, Inc.**,£	118,951,194
Tobacco – 3.5%
18,945	Japan Tobacco, Inc.**	88,410,396
Transportation – Services – 2.1%
1,686,230	Gategroup Holding A.G.*,**,£	52,303,073

Total Common Stock (cost $2,725,484,054)		2,381,301,794

Purchased Options – Calls – 0.8%
9,280	eBay, Inc.** expires January 2012 exercise price $30.00	2,806,870
26,000	Microsoft Corp. expires January 2012 exercise price $27.50	1,800,276
29,000	Microsoft Corp. expires January 2012 exercise price $27.50	2,008,001
33,669	United Continental Holdings** expires March 2012 exercise price $19.00	12,655,292

Total Purchased Options – Calls (premiums paid $19,534,560)		19,270,439

Purchased Options – Puts – 0.3%
1,957	Dax Index** expires October 2011 exercise price 5,344.70 EUR	2,282,367
2,302	STOXX Europe 600 Banks Price expires December 2011 exercise price 148.13 EUR	6,165,770

Total Purchased Options – Puts (premiums paid $3,787,167)		8,448,137

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 57

Janus Global Select Fund

Schedule of Investments

As of September 30, 2011

Shares or Contract Amounts		Value

Money Market – 3.3%
82,474,427	Janus Cash Liquidity Fund LLC, 0% (cost $82,474,427)	$82,474,427

Total Investments (total cost $2,831,280,208) – 99.5%		2,491,494,797

Cash, Receivables and Other Assets, net of Liabilities**– 0.5%		12,743,921

Net Assets – 100%		$2,504,238,718

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$34,808,815	1.4%
Bermuda	35,895,155	1.4%
Brazil	100,148,074	4.0%
Canada	124,400,640	5.0%
Cayman Islands	31,379,573	1.3%
Chile	15,966,206	0.6%
China	61,883,075	2.5%
Egypt	19,514,591	0.8%
Gibraltar	70,936,015	2.9%
India	151,090,179	6.1%
Japan	261,929,790	10.5%
Singapore	55,768,784	2.2%
South Africa	63,220,355	2.5%
Spain	70,865,477	2.8%
Switzerland	93,643,143	3.8%
Taiwan	44,335,926	1.8%
United Kingdom	139,522,475	5.6%
United States††	1,116,186,524	44.8%

Total	$2,491,494,797	100.0%

††	Includes Cash Equivalents (41.5% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC:
Brazilian Real 10/27/11	67,700,000	$35,799,786	$2,320,496
British Pound 10/27/11	11,500,000	17,925,927	218,773
Euro 10/27/11	22,200,000	29,732,733	818,241
Indian Rupee 10/28/11	3,800,000,000	77,293,526	1,186,441

		160,751,972	4,543,951

HSBC Securities (USA), Inc.:
Brazilian Real 10/6/11	30,000,000	15,953,198	2,036,728
British Pound 10/6/11	10,800,000	16,839,071	960,841
Euro 10/6/11	26,000,000	34,829,013	2,563,987

		67,621,282	5,561,556

JPMorgan Chase & Co.:
British Pound 10/20/11	30,900,000	48,170,276	837,434
Euro 10/20/11	26,800,000	35,895,938	693,843

		84,066,214	1,531,277

RBC Capital Markets Corp.:
British Pound 10/13/11	10,000,000	15,590,409	913,191
Euro 10/13/11	16,000,000	21,431,825	1,517,135

		37,022,234	2,430,326

Total		$349,461,702	$14,067,110

Financial Futures – Long
3,850 Contracts	10-Year U.S. Treasury Note Futures expires December 2011, principal amount $502,613,746, value $500,860,938, cumulative depreciation	$(1,721,997)

Financial Futures – Short
1,265 Contracts	E-mini NASDAQ-100 Futures expires December 2011, principal amount $58,269,189, value $54,002,850, cumulative appreciation	$4,264,574
417 Contracts	Russell 2000® Index Mini Futures expires December 2011, principal amount $28,170,811, value $26,750,550, cumulative appreciation	1,417,884

		$5,682,458

Schedule of Written Options – Calls	Value

Cisco Systems, Inc. expires April 2012 54,280 contracts exercise price $20.00	$(1,870,456)
Dax Index expires October 2011 1,957 contracts exercise price 5,626.00 EUR	(2,313,826)
eBay, Inc. expires January 2012 9,280 contracts exercise price $36.00	(861,946)

See Notes to Schedules of Investments and Financial Statements.

58 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Value

Schedule of Written Options – Calls – (continued)
Netapp, Inc. expires January 2012 16,850 contracts exercise price $44.00	$(1,131,154)
United Continental Holdings expires March 2012 37,410 contracts exercise price $25.00	(5,292,079)

Total Written Options – Calls (premiums received $10,479,469 )	$(11,469,461)

Schedule of Written Options – Puts
Amazon.com, Inc. expires January 2012 1,610 contracts exercise price $170.00	$(1,397,077)
Covidien PLC expires October 2011 6,850 contracts exercise price $47.50	(2,730,996)
Dax Index expires October 2011 1,957 contracts exercise price 5,062.25 EUR	(1,244,346)
eBay, Inc. expires January 2012 9,280 contracts exercise price $26.00	(1,765,732)
Ivanhoe Mines, Ltd. expires December 2011 15,000 contracts exercise price $15.00	(4,738,026)
Microsoft Corp. expires January 2012 36,600 contracts exercise price $24.00	(5,765,689)
Microsoft Corp. expires January 2012 16,000 contracts exercise price $25.00	(3,194,093)
Microsoft Corp. expires January 2012 23,500 contracts exercise price $25.00	(4,691,324)
Microsoft Corp. expires January 2012 29,000 contracts exercise price $27.50	(10,022,994)
Netapp, Inc. expires January 2012 16,850 contracts exercise price $28.00	(2,608,891)
Netflix, Inc. expires October 2011 2,750 contracts exercise price $100.00	(1,252,617)
United Continental Holdings expires March 2012 37,410 contracts exercise price $14.00	(5,748,570)
Walgreen Co. expires October 2011 3,500 contracts exercise price $38.00	(1,799,692)

Total Written Options – Puts (premiums received $38,887,996 )	$(46,960,047)

Dividend Swaps outstanding at September 30, 2011

					Unrealized
	Quantity	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Goldman Sachs International	208,500 EUR	20,391,300 EUR calculated using a strike price of 97.80 EUR	208,500 EUR for every 1 EUR of Dow Jones Euro STOXX 50 Index dividends	12/27/13	$(1,929,097)
Goldman Sachs International	304,134 EUR	29,440,171 EUR calculated using a strike price of 96.80 EUR	304,134 EUR for every 1 EUR of Dow Jones Euro STOXX 50 Index dividends	12/27/13	(2,813,928)

Total					$(4,743,025)

Total Return Swaps outstanding at September 30, 2011

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Morgan Stanley & Co. International plc	$32,030,259	1-month USD LIBOR plus 70 basis points	India Custom Basket Index	4/3/12	$(6,659,878)

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 59

Janus Global Select Fund

Schedule of Investments

As of September 30, 2011

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

UBS A.G.	(15,977,033) EUR	STOXX® Europe 600 Banks Index	1-month EUR LIBOR minus 65 basis points	6/27/12	$1,714,728
UBS A.G.	(5,160,048) EUR	STOXX® Europe 600 Banks Index	1-month EUR LIBOR minus 70 basis points	7/30/12	553,800
UBS A.G.	(8,956,560) EUR	STOXX® Europe 600 Banks Index	1-month EUR LIBOR minus 70 basis points	8/29/12	961,259
UBS A.G.	(8,969,928) EUR	STOXX® Europe 600 Banks Index	1-month EUR LIBOR minus 65 basis points	9/3/12	962,693
UBS A.G.	(9,130,344) EUR	STOXX® Europe 600 Banks Index	1-month EUR LIBOR minus 70 basis points	9/5/12	979,910
UBS A.G.	(9,120,986) EUR	STOXX® Europe 600 Banks Index	1-month EUR LIBOR minus 70 basis points	9/11/12	978,906
UBS A.G.	(2,954,595) EUR	STOXX® Europe 600 Banks Index	1-month EUR LIBOR minus 70 basis points	9/11/12	317,100
UBS A.G.	(9,391,020) EUR	STOXX® Europe 600 Banks Index	1-month EUR LIBOR minus 70 basis points	9/17/12	1,007,887

Total					$816,405

See Notes to Schedules of Investments and Financial Statements.

60 | SEPTEMBER 30, 2011

Janus Global Technology Fund (unaudited)

Fund Snapshot
We seek to identify strong businesses with sustainable competitive advantages and improving returns on capital. We believe what sets us apart is the depth of our research, our willingness to focus our investments where we feel we have a research edge, and our commitment to delivering superior long-term results for our clients.
Brad Slingerlend portfolio manager

Performance Overview

During the 12-months ended September 30, 2011, Janus Global Technology Fund’s Class T Shares returned -1.24%. By comparison, the Fund’s primary benchmark, the S&P 500 Index, returned 1.14% while the Fund’s secondary benchmark, the MSCI World Information Technology Index, returned 1.02%.

Portfolio Manager Change

Brad Slingerlend, assistant portfolio manager and equity research analyst focusing on media and communications, was named portfolio manager of Janus Global Technology Fund and related strategies effective May 12, 2011. He replaced Barney Wilson, assistant director of research who was named co-portfolio manager of Janus Fund and related strategies. Slingerlend formerly served as co-portfolio manager of Janus global technology strategies from January 2006 to May 2007 before taking a brief leave of absence from the firm. He returned to Janus in November 2007.

Portfolio Manager Comments

As Barney Wilson moves onto Janus Fund and I return to managing Janus Global Technology Fund, I wanted to provide a quick update on what you can expect. In a nutshell, there won’t be much change. Barney and I co-managed the Janus Global Technology Fund previously, and I’ve worked in various capacities on the Fund for more than 11 years now. There’s no change to the mature team of analysts and research associates doing the deep research that we pride ourselves upon at Janus.

Our mission is straightforward: we focus on anticipating change and determining which companies will win on a multi-year basis whose share price is below the value of its cash flows. We take a strategy and culture-based approach to investing, diving deep into what we believe are the most important factors which allow companies to transform industries and win. We leverage the strong and thoughtful research at Janus to uncover innovative companies representing our best investment ideas.

While we build the Fund one stock at a time, it’s hard to ignore two major themes driving many of our investments: 1) smartphones and tablets, and 2) cloud computing and data insights. We believe these are important technology trends for the next 5 to 10 years.

When the iPhone was introduced by Steve Jobs at Apple just over 4 years ago it kicked off a wave of fast-paced innovation. This pace was bolstered about 18 months ago with the introduction of the iPad. Along with the success of Apple, the Android phone and tablet ecosystem, currently managed by Google, has seen great success and innovation. The result of the transition to smart phones and tablets has put unthinkable mobile computing power in the hands of consumers. We have entire shopping malls in our pockets now and access to all the world’s information in seconds! Our ability to consume more premium content such as books, TV shows, and movies is rising rapidly, and as a result the Fund has several media and entertainment investments.

The iPhone, iPad, and their underlying operating system, iOS, have two very interesting tangential impacts on the world of technology, perhaps even the world at large. First, Apple is making the concept of a platform mainstream. We think of a platform as something other people can build a business on. With iOS devices, many programmers can write apps and build businesses on top of the millions of devices in consumer hands. We see many companies now thinking more broadly about the ecosystem they operate in and how they can be platforms for their customers and partners. Second, Apple’s strength in making the complex simple and easy to use by the masses is a trend we see showing up across several other areas of technology. For example, enterprise software, once complicated and buried in computer programming code, is now accessible by employees with iPads. This simplification and consumerization has broad implications for adoption and growth of technology products and services.

Janus Global & International Funds | 61

Janus Global Technology Fund (unaudited)

This last point leads me to the second theme of making data accessible and driving new insights. Hardware finds itself in an increasingly commoditized position while massive amounts of data are being generated and software is increasingly more intelligent. There has always been an enormous amount of data generated, but now with massive cloud computing platforms and new generations of data analytics software companies, we can unlock answers from vast treasures of information. Companies are transforming data into insights and then making it increasingly easy for people to access this data on devices like iPads. Without Apple’s iOS devices, it’s unlikely we would have these new generations of software platform companies driving new insights from large amounts of data.

Over the next few Global Technology updates, we will dive deeper into these exciting trends driving technology and business innovation at an unprecedented scale.

Detractors from Performance

Longtop Financial Technologies was our largest individual detractor. We were caught by what appears to be an issue of fraud or at least questionable accounting. We sold the holding.

Cisco Systems also weighed on performance. We decided to sell our holdings in the technology infrastructure giant as other names within the enterprise technology market appeared more attractive to us.

Finally, STR Holdings traded significantly lower during the period. This company manufactures power module encapsulants (extruded sheets and film which hold the solar module together and protect the semiconductor circuit of a solar panel), which are a vital but low-cost component of a solar module. STR Holdings produces the highest quality encapsulants in our view and therefore should benefit from the unit growth we anticipate in the solar industry.

Contributors to Performance

Semiconductor manufacturer Atmel Corp. led the Fund’s individual contributors. We remain attracted to the chip maker given its potential to generate high returns on capital and accelerating free cash flows. We think the company’s microcontroller products can continue to take market share.

Autonomy, a U.K.-based software company, was also a key contributor during the period after Hewlett-Packard announced it would buy the firm. This was an example of how our team working across various segments within technology enabled us to value Autonomy’s assets higher than where the stock had been trading. We found the company had a strong niche in unstructured data; its software enables companies to tease valuable information from large data sources. The buy-out also indicated that traditional technology companies like HP have significant cash on their balance sheets and continue to generate high levels of free cash flow, both of which could fuel more transactions to help them re-start their growth engines. We like the companies we own for their own characteristics, but we also feel many could be acquired in the years ahead.

Athenahealth also generated significant gains. We feel the leading software provider for managing physicians’ practices has an attractive growth business in electronic health records and is poised for dramatic growth. We think its products have the potential to remove significant inefficiency from the health care system. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Fund.)

Thank you for your investment in Janus Global Technology Fund.

62 | SEPTEMBER 30, 2011

(unaudited)

Janus Global Technology Fund At A Glance

5 Top Performers – Holdings

Contribution

Atmel Corp.	1.58%
Autonomy Corp. PLC	1.37%
athenahealth, Inc.	1.18%
Texas Instruments, Inc.	1.10%
SolarWinds, Inc.	0.89%

5 Bottom Performers – Holdings

Contribution

Longtop Financial Technologies, Ltd. (ADR)	–1.77%
STR Holdings, Inc.	–1.69%
Cisco Systems, Inc.	–1.18%
EMC Corp.	–1.04%
Tellabs, Inc.	–0.95%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	2.16%	6.15%	11.35%
Information Technology	1.77%	77.13%	18.62%
Consumer Staples	0.00%	0.00%	10.77%
Energy	0.00%	0.00%	12.35%
Other**	–0.15%	–0.69%	0.00%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Materials	–1.69%	1.35%	3.61%
Consumer Discretionary	–1.31%	8.86%	10.60%
Financials	–0.27%	0.48%	15.34%
Telecommunication Services	–0.25%	1.76%	3.05%
Utilities	–0.16%	0.37%	3.40%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Global & International Funds | 63

Janus Global Technology Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

Microsoft Corp. Applications Software	6.5%
eBay, Inc. E-Commerce/Services	6.0%
ON Semiconductor Corp. Electronic Components – Semiconductors	3.5%
EMC Corp. Computers – Memory Devices	3.3%
Atmel Corp. Semiconductor Components/Integrated Circuits	3.1%

22.4%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

Emerging markets comprised 4.0% for long positions and (0.2)% for short positions of total net assets.

*Includes Securities Sold Short of (4.1)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2011

As of September 30, 2010

64 | SEPTEMBER 30, 2011

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2011					per the January 28, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Global Technology Fund – Class A Shares
NAV	–1.38%	4.88%	4.93%	3.37%	1.26%
MOP	–7.04%	3.65%	4.31%	2.89%

Janus Global Technology Fund – Class C Shares
NAV	–2.18%	4.07%	4.21%	2.60%	1.98%
CDSC	–3.16%	4.07%	4.21%	2.60%

Janus Global Technology Fund – Class D Shares(1)	–1.24%	4.98%	5.03%	3.50%	1.08%

Janus Global Technology Fund – Class I Shares	–1.11%	4.96%	5.02%	3.49%	1.10%

Janus Global Technology Fund – Class S Shares	–1.51%	4.71%	4.78%	3.21%	1.43%

Janus Global Technology Fund – Class T Shares	–1.24%	4.96%	5.02%	3.49%	1.20%

S&P 500® Index	1.14%	–1.18%	2.82%	1.14%

Morgan Stanley Capital International World Information Technology Index	1.02%	1.17%	3.44%	–1.08%

Lipper Quartile – Class T Shares	1st	2nd	4th	3rd

Lipper Ranking – based on total return for Global Science and Technology Funds	5/42	11/22	14/16	5/7

Visit janus.com/advisor/mutual-funds (or
janus.com/allfunds if you hold Shares directly with
Janus Capital) to view current performance and
characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Global & International Funds | 65

Janus Global Technology Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

This Fund may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Fund also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

66 | SEPTEMBER 30, 2011

(unaudited)

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective May 12, 2011, J. Bradley Slingerlend is the portfolio manager of the Fund.

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$838.00	$4.93

Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.42

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$834.20	$8.32

Hypothetical (5% return before expenses)	$1,000.00	$1,015.99	$9.15

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$838.00	$4.15

Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$838.90	$3.83

Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$837.00	$5.66

Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$838.30	$4.52

Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$4.96

†	Expenses are equal to the annualized expense ratio of 1.07% for Class A Shares, 1.81% for Class C Shares, 0.90% for Class D Shares, 0.83% for Class I Shares, 1.23% for Class S Shares and 0.98% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Janus Global & International Funds | 67

Janus Global Technology Fund

Schedule of Investments

As of September 30, 2011

Shares		Value

Common Stock – 97.7%
Advanced Materials/Production – 1.2%
1,082,390	STR Holdings, Inc.*	$8,778,183
Applications Software – 7.7%
1,940,063	Microsoft Corp.**	48,288,168
426,385	RealPage, Inc.*	8,719,573
		57,007,741
Cable/Satellite Television – 2.1%
194,320	Comcast Corp. – Class A	4,061,288
181,320	Time Warner Cable, Inc. – Class A	11,363,324
		15,424,612
Commercial Services – 3.1%
593,375	Iron Mountain, Inc.	18,762,517
533,679	Live Nation, Inc.*	4,274,769
		23,037,286
Commercial Services – Finance – 1.0%
222,135	Verisk Analytics, Inc.*	7,723,634
Computer Aided Design – 2.5%
257,805	ANSYS, Inc.*	12,642,757
216,440	Autodesk, Inc.*	6,012,703
		18,655,460
Computer Software – 0.6%
376,300	Cornerstone OnDemand, Inc.*	4,718,802
Computers – 2.7%
41,985	Apple, Inc.*	16,003,842
1,966,835	Quanta Computer, Inc.	3,773,630
		19,777,472
Computers – Integrated Systems – 3.0%
283,880	Jack Henry & Associates, Inc.	8,226,843
256,795	Teradata Corp.*	13,746,236
		21,973,079
Computers – Memory Devices – 5.4%
1,151,720	EMC Corp.*,**	24,174,603
478,820	NetApp, Inc.*	16,251,151
		40,425,754
Consulting Services – 2.4%
364,012	Gartner, Inc.*	12,693,098
181,385	Zillow, Inc.*	4,960,880
		17,653,978
E-Commerce/Products – 2.7%
92,435	Amazon.com, Inc.*,**	19,987,220
E-Commerce/Services – 7.9%
165,170	Ctrip.com International, Ltd.*	5,311,867
1,522,800	eBay, Inc.*,**	44,907,372
41,390	Netflix, Inc.*	4,683,692
78,180	OpenTable, Inc.*	3,597,062
		58,499,993
Electronic Components – Miscellaneous – 3.0%
802,724	TE Connectivity, Ltd. (U.S. Shares)	22,588,653
Electronic Components – Semiconductors – 5.0%
898,863	ARM Holdings PLC**	7,692,398
3,663,687	ON Semiconductor Corp.*	26,268,636
127,005	Xilinx, Inc.	3,485,017
		37,446,051
Electronic Connectors – 2.8%
517,612	Amphenol Corp. – Class A	21,103,041
Electronic Forms – 1.6%
488,885	Adobe Systems, Inc.*	11,816,350
Electronics – Military – 1.3%
419,024	Ultra Electronics Holdings PLC**	9,777,029
Enterprise Software/Services – 6.6%
263,558	Aveva Group PLC**	5,743,425
686,240	Oracle Corp.	19,722,537
851,060	QLIK Technologies, Inc.*,**	18,433,960
403,026	Temenos Group A.G.*	5,426,021
		49,325,943
Independent Power Producer – 1.1%
376,395	NRG Energy, Inc.*	7,983,338
Industrial Automation and Robotics – 2.8%
149,700	Fanuc Corp.**	20,615,854
Internet Applications Software – 1.3%
562,303	Vocus, Inc.*,£	9,424,198
Internet Content – Entertainment – 0.6%
276,846	Youku.com, Inc.*	4,529,201
Internet Content – Information/News – 0.5%
46,230	LinkedIn Corp.*	3,609,638
Internet Gambling – 1.6%
6,191,651	Bwin.Party Digital Entertainment PLC**	11,800,398
Medical – Biomedical and Genetic – 2.6%
194,431	Celgene Corp.*	12,039,168
170,030	Vertex Pharmaceuticals, Inc.*	7,573,136
		19,612,304
Medical Information Systems – 1.9%
233,780	athenahealth, Inc.*	13,921,599
Multimedia – 2.5%
519,315	News Corp. – Class A	8,033,803
338,545	Walt Disney Co.	10,210,517
		18,244,320
Networking Products – 0.6%
240,035	Juniper Networks, Inc.*	4,143,004
Printing – Commercial – 1.1%
291,301	VistaPrint N.V. (U.S. Shares)*	7,873,866
Semiconductor Components/Integrated Circuits – 6.8%
6,794,520	Advanced Semiconductor Engineering, Inc.	5,795,400
2,819,355	Atmel Corp.*	22,752,195
9,731,000	Taiwan Semiconductor Manufacturing Co., Ltd.	22,055,352
		50,602,947
Semiconductor Equipment – 2.2%
477,778	ASML Holding N.V.	16,600,096
Telecommunication Equipment – 0.7%
1,232,800	Tellabs, Inc.	5,288,712
Telecommunication Services – 2.6%
715,480	Amdocs, Ltd. (U.S. Shares)*,**	19,403,818
Television – 1.0%
379,562	CBS Corp. – Class B	7,735,474
Toys – 0.5%
26,160	Nintendo Co., Ltd.**	3,811,408

See Notes to Schedules of Investments and Financial Statements.

68 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Shares		Value

Transactional Software – 1.0%
152,225	Solera Holdings, Inc.	$7,687,362
Wireless Equipment – 3.7%
323,704	Crown Castle International Corp.*	13,165,042
209,985	SBA Communications Corp. – Class A*	7,240,283
756,354	Telefonaktiebolaget L.M. Ericsson – Class B	7,250,528
		27,655,853

Total Common Stock (cost $746,571,258)		726,263,671

Money Market – 2.4%
17,882,383	Janus Cash Liquidity Fund LLC, 0% (cost $17,882,383)	17,882,383

Total Investments (total cost $764,453,641) – 100.1%		744,146,054

Securities Sold Short – (4.1)%
Common Stock Sold Short – (2.0)%
Computer Services – (0.7)%
81,276	Atos Origin S.A.	(3,514,638)
168,755	Wipro, Ltd.	(1,560,984)
		(5,075,622)
Electronic Components – Semiconductors – (0.4)%
115,645	Cree, Inc.*	(3,004,457)
Printing – Commercial – (0.4)%
148,495	Valassis Communications, Inc.*	(2,782,796)
Semiconductor Equipment – (0.5)%
85,700	Tokyo Electron, Ltd.	(3,883,124)

Total Common Stock Sold Short (proceeds $19,673,968 )		(14,745,999)

Exchange – Traded Fund Sold Short – (2.1)%
Growth – Large Cap – (2.1)%
304,265	PowerShares QQQ Trust (ETF) (proceeds $15,574,630)	(15,979,998)

Total Securities Sold Short (proceeds $35,248,598 )		(30,725,997)

Cash, Receivables and Other Assets, net of Liabilities**– 4.0%		29,846,311

Net Assets – 100%		$743,266,368

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Cayman Islands	$9,841,068	1.3%
Gibraltar	11,800,398	1.6%
Guernsey	19,403,818	2.6%
Japan	24,427,262	3.3%
Netherlands	24,473,962	3.3%
Sweden	7,250,528	1.0%
Switzerland	28,014,674	3.8%
Taiwan	31,624,382	4.2%
United Kingdom	23,212,852	3.1%
United States††	564,097,110	75.8%

Total	$744,146,054	100.0%

††	Includes Cash Equivalents (73.4% excluding Cash Equivalents).

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

France	$(3,514,638)	11.4%
India	(1,560,984)	5.1%
Japan	(3,883,124)	12.6%
United States	(21,767,251)	70.9%

Total	$(30,725,997)	100.0%

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC:
British Pound 10/27/11	1,595,000	$2,486,248	$30,343
Japanese Yen 10/27/11	408,200,000	5,295,749	17,833

		7,781,997	48,176

HSBC Securities (USA), Inc.:
British Pound 10/6/11	1,280,000	1,995,742	113,878
Japanese Yen 10/6/11	359,000,000	4,655,841	32,159

		6,651,583	146,037

JPMorgan Chase & Co.:
British Pound 10/20/11	2,000,000	3,117,817	54,203
Japanese Yen 10/20/11	427,000,000	5,539,008	5,582

		8,656,825	59,785

Total		$23,090,405	$253,998

Schedule of Written Options – Puts	Value

Amazon.com, Inc. expires October 2011 190 contracts exercise price $200	$(104,522)
eBay, Inc. expires October 2011 3,020 contracts exercise price $28	(319,104)
Netflix, Inc. expires October 2011 400 contracts exercise price $95	(136,020)

Total Schedule of Written Options – Puts (premiums received $629,054 )	$(559,646)

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 69

Janus International Equity Fund (unaudited)

Fund Snapshot
Janus International Equity Fund invests in international companies we believe have a sustainable competitive advantage, high or improving returns on capital and long-term growth. We invest where we believe we have a research edge in an effort to deliver superior risk-adjusted results over the long-term.
Julian McManus co-portfolio manager	Guy Scott co-portfolio manager	Carmel Wellso co-portfolio manager

Performance Overview

Janus International Equity Fund’s Class I Shares returned -12.93% over the 12-month period ended September 30, 2011, while its primary benchmark, the MSCI EAFE Index, returned -9.36% and its secondary benchmark, the MSCI All Country World ex-U.S. Index, returned -10.42% during the period.

Market Overview

The euro zone’s fiscal problems worsened late in the period with a lack of progress resolving the Greek fiscal situation. Since it was increasingly unlikely Greece would be able to meet International Monetary Fund targets, contagion spread across most of the European Union markets and growth slowed dramatically as a result of austerity in other countries. The peripheral European countries entered a recession during the last three months, which began to impact the core European countries with industrial production data disappointing in France, Germany and the Netherlands. The third quarter of 2011 also marked the first quarter since the third quarter of 2008 that companies began lowering their outlooks. In addition, the euro weakened; a trend we expect will continue. In Asia, China’s economy slowed following a series of tightening measures and slowdowns in its end markets, the U.S. and Europe. The result was a significant sell-off in global indices.

Performance Discussion

The Fund underperformed its primary benchmark, as the positive relative contribution of our holdings in information technology, consumer staples and industrials were more than offset by our holdings in financials and energy as well as our underweights in health care and telecommunications. We continue to avoid the telecommunications sector due to increased pressure on pricing in many markets and its sensitivity to slower economic growth. Our underweight to Europe, in general, contributed due to the underperformance of the region and weakness in the euro.

On a country basis, our non-index holdings in emerging markets were the largest detractors, led by our exposures in China and Brazil. Emerging markets had been performing relatively well until there was some capitulation during the third quarter 2011 as investors sought safety in other areas. While we recognize this is potentially the most volatile portion of the Fund, we expect to continue to add to our exposure in companies in emerging markets that we feel have strong long-term growth potential.

Individually, Chinese holding Youku.com was the largest individual detractor. We consider this online video company to be the combined YouTube, NetFlix and Hulu of China, as it provides a subscription platform for mainstream and homemade videos on demand. With over nine million customers, Youku.com has one of the most effective advertising platforms in the Chinese market, in our view.

Hong Kong-based retail outsourcing and logistics firm Li & Fung was also a significant individual detractor. We think the company has strong opportunities to supply companies like Wal-Mart. We feel the market continues to underestimate the growth prospects from this trend. Li & Fung incurred expenses related to starting its new business with Wal-Mart, which negatively impacted its earnings during the period. This mismatch between current costs and expected future revenues as well as an errant sell-side report on the company caused the stock to sell-off during the period.

Our overweight and holdings in information technology were among key contributors to relative performance. Among individual contributors, U.K. software company Autonomy’s shares rose significantly after it received a buy-out offer from Hewlett-Packard. The offer verified the value we saw in Autonomy based on its strong competitive position in managing unstructured data. We sold the name on the news. Within consumer staples, our tobacco holdings Japan Tobacco and Imperial Tobacco Group, aided relative performance.

Japan Tobacco was the Fund’s largest individual contributor. We think the company can create significant

70 | SEPTEMBER 30, 2011

(unaudited)

value through better capital allocation, namely using its strong free-cash-flow generation to increase shareholder payouts through dividends and share buybacks. Japan Tobacco is expected to buy back shares from the Japanese government, a significant shareholder that needs to raise cash to pay for reconstruction efforts related to March’s earthquake.

Outlook

We expect conditions to remain poor in the European markets with growth estimates coming down and the euro weakening further. The probability of Greece not receiving the approval of the next IMF program is rising rapidly, although we think it will receive the next disbursement of the previous funding program, thus delaying a potential default until December. Based on this view, we will continue to have very conservative positioning in the portfolio overall, particularly in financials, and will continue to seek to upgrade the quality of the companies we hold, as good companies are sold down.

Despite the sell-off in Europe, we are having difficulty identifying attractively-priced companies in the region based on our view that its currencies are overvalued. In China, we continue to believe the government is successfully engineering a soft landing; however, given the environment in Europe and its impact on the global economy, the odds of a recession or economic slowdown are rising. We feel Japan, which was among the better performing markets in the period, continues to have attractive valuations since expectations have remained anemic. Although Japan’s economy as a whole is still likely only going to demonstrate muted growth similar to much of the developed world, we think many of the companies we own in Japan are competitively-advantaged and well positioned to sell into faster growing emerging markets.

Thank you for your investment in Janus International Equity Fund.

Janus Global & International Funds | 71

Janus International Equity Fund (unaudited)

Janus International Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

Japan Tobacco, Inc.	0.89%
Autonomy Corp. PLC	0.83%
BHP Billiton, Ltd.	0.56%
ARM Holdings PLC	0.45%
Keyence Corp.	0.44%

5 Bottom Performers – Holdings

Contribution

Youku.com, Inc. – Class A (ADS)	–1.21%
Li & Fung, Ltd.	–1.11%
Banco Bilbao Vizcaya Argentaria S.A.	–1.02%
Hang Lung Properties, Ltd.	–1.01%
Banco Santander Brazil S.A.	–0.94%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Consumer Staples	0.70%	9.39%	10.20%
Information Technology	0.69%	8.42%	4.82%
Telecommunication Services	0.52%	2.18%	5.65%
Utilities	–0.09%	1.53%	4.88%
Health Care	–0.19%	4.07%	8.51%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Financials	–7.42%	25.30%	23.80%
Energy	–2.75%	12.68%	8.04%
Materials	–0.85%	10.04%	11.05%
Consumer Discretionary	–0.85%	13.27%	10.39%
Industrials	–0.58%	13.12%	12.66%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

72 | SEPTEMBER 30, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

Fanuc Corp. Industrial Automation and Robotics	3.5%
Japan Tobacco, Inc. Tobacco	3.4%
Kuehne + Nagel International A.G. Transportation – Services	2.7%
Isuzu Motors, Ltd. Automotive – Cars and Light Trucks	2.7%
Prudential PLC Life and Health Insurance	2.3%

14.6%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

Emerging markets comprised 12.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2011

As of September 30, 2010

Janus Global & International Funds | 73

Janus International Equity Fund (unaudited)

Performance

			Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2011			per the January 28, 2011 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

Janus International Equity Fund – Class A Shares
NAV	–13.21%	–0.29%	1.34%	1.34%
MOP	–18.16%	–1.51%

Janus International Equity Fund – Class C Shares
NAV	–13.95%	–1.15%	2.13%	2.13%
CDSC	–14.81%	–1.15%

Janus International Equity Fund – Class D Shares(1)	–13.07%	–0.08%	1.16%	1.16%

Janus International Equity Fund – Class I Shares	–12.93%	–0.04%	0.99%	0.99%

Janus International Equity Fund – Class R Shares	–13.58%	–0.84%	1.71%	1.71%

Janus International Equity Fund – Class S Shares	–13.41%	–0.23%	1.46%	1.46%

Janus International Equity Fund – Class T Shares	–13.14%	–0.21%	1.26%	1.26%

Morgan Stanley Capital International EAFE® Index	–9.36%	–4.51%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	–10.42%	–2.29%

Lipper Quartile – Class I Shares	3rd	1st

Lipper Ranking – based on total return for International Funds	944/1,293	34/862

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

74 | SEPTEMBER 30, 2011

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults to borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser International Equity Fund (the “JAD predecessor fund”) into corresponding shares of Janus International Equity Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the JAD predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any fee and expense limitations or waivers. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. The performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s Class I Shares calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior

Janus Global & International Funds | 75

Janus International Equity Fund (unaudited)

to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

November 30, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date — November 28, 2006
(1)	Closed to new investors.

76 | SEPTEMBER 30, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$797.50	$5.41

Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$793.60	$8.99

Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$798.00	$4.87

Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$798.80	$4.06

Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$795.60	$7.29

Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.19

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$796.70	$6.17

Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.93

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$796.90	$5.00

Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.62

†	Expenses are equal to the annualized expense ratio of 1.20% for Class A Shares, 2.00% for Class C Shares, 1.08% for Class D Shares, 0.90% for Class I Shares, 1.62% for Class R Shares, 1.37% for Class S Shares and 1.11% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Global & International Funds | 77

Janus International Equity Fund

Schedule of Investments

As of September 30, 2011

Shares		Value

Common Stock – 98.3%
Advertising Agencies – 1.1%
232,056	WPP PLC	$2,139,795
Agricultural Chemicals – 1.7%
76,334	Potash Corp. of Saskatchewan, Inc.	3,315,385
Automotive – Cars and Light Trucks – 2.7%
1,214,000	Isuzu Motors, Ltd.	5,199,255
Building Products – Air and Heating – 1.1%
73,000	Daikin Industries, Ltd.	2,088,802
Building Products – Doors and Windows – 1.3%
1,168,000	Nippon Sheet Glass Co., Ltd.	2,609,415
Cable/Satellite Television – 1.4%
49,854	Kabel Deutschland Holding A.G.*	2,687,068
Chemicals – Diversified – 1.4%
113,600	LyondellBasell Industries N.V.	2,775,248
Commercial Banks – 8.3%
407,587	Banco Bilbao Vizcaya Argentaria S.A.	3,320,694
114,100	Banco do Brasil S.A.	1,477,624
380,100	Banco Santander Brasil S.A.	2,817,129
1,167,500	China Merchants Bank Co., Ltd.	1,768,127
323,495	DBS Group Holdings, Ltd.	2,900,723
189,167	Standard Chartered PLC	3,775,198
		16,059,495
Distribution/Wholesale – 2.5%
98,369	Adani Enterprises, Ltd.	1,036,525
2,314,000	Li & Fung, Ltd.	3,799,267
		4,835,792
Diversified Banking Institutions – 1.7%
424,484	HSBC Holdings PLC	3,234,745
E-Commerce/Services – 2.1%
126,990	Ctrip.com International, Ltd.*	4,083,998
Electric – Integrated – 1.7%
140,545	Fortum Oyj	3,300,233
Electronic Components – Semiconductors – 1.2%
279,407	ARM Holdings PLC	2,391,143
Electronic Measuring Instruments – 1.8%
12,700	Keyence Corp.	3,478,213
Finance – Other Services – 1.4%
192,100	Hong Kong Exchanges & Clearing, Ltd.	2,751,822
Food – Catering – 0%
1,216,275	FU JI Food & Catering Services Holdings, Ltd.*,°° ,§	0
Food – Miscellaneous/Diversified – 4.2%
61,378	Groupe Danone	3,776,862
138,357	Unilever N.V.	4,381,840
		8,158,702
Food – Wholesale/Distribution – 1.8%
2,105,409	Olam International, Ltd.	3,590,318
Industrial Automation and Robotics – 3.5%
48,700	Fanuc Corp.	6,706,694
Industrial Gases – 1.7%
25,510	Linde A.G.	3,401,961
Internet Content – Entertainment – 1.6%
184,777	Youku.com, Inc.*	3,022,952
Life and Health Insurance – 4.5%
1,504,200	AIA Group, Ltd.	4,257,625
526,712	Prudential PLC	4,507,678
		8,765,303
Machinery – General Industrial – 0.5%
76,118	Hexagon A.B.	991,175
Machinery – Pumps – 2.2%
178,234	Weir Group PLC	4,270,004
Medical – Drugs – 2.5%
3,947,519	CFR Pharmaceuticals S.A.*	851,053
71,986	Novartis A.G.	4,018,837
		4,869,890
Metal – Diversified – 1.3%
56,846	Rio Tinto PLC	2,510,293
Multi-Line Insurance – 1.2%
321,532	ING Groep N.V.*	2,262,698
Oil – Field Services – 1.6%
243,360	AMEC PLC	3,060,552
Oil Companies – Exploration and Production – 9.0%
397,772	Cairn Energy PLC*	1,723,688
54,548	Canadian Natural Resources, Ltd.	1,602,178
150,956	EnCana Corp.	2,906,436
305,734	Gazprom OAO	2,924,485
398	INPEX Corp.	2,453,274
540,900	OGX Petroleo e Gas Participacoes S.A.*	3,335,478
124,794	Tullow Oil PLC	2,531,599
		17,477,138
Oil Companies – Integrated – 1.6%
163,903	BG Group PLC	3,120,711
Oil Refining and Marketing – 1.7%
207,785	Reliance Industries, Ltd.	3,385,002
Real Estate Management/Services – 1.9%
228,000	Mitsubishi Estate Co., Ltd.	3,690,948
Real Estate Operating/Development – 2.9%
389,612	DLF, Ltd.	1,706,152
1,333,686	Hang Lung Properties, Ltd.	3,901,382
		5,607,534
Retail – Apparel and Shoe – 1.5%
16,100	Fast Retailing Co., Ltd.	2,883,675
Retail – Consumer Electronics – 2.1%
59,450	Yamada Denki Co., Ltd.	4,151,732
Retail – Jewelry – 1.3%
57,817	Compagnie Financiere Richemont S.A.	2,567,388
Semiconductor Components/Integrated Circuits – 2.2%
1,860,000	Taiwan Semiconductor Manufacturing Co., Ltd.	4,215,698
Semiconductor Equipment – 2.2%
125,154	ASML Holding N.V.	4,348,397
Soap and Cleaning Preparations – 1.8%
68,294	Reckitt Benckiser Group PLC	3,452,314
Tobacco – 5.7%
128,477	Imperial Tobacco Group PLC	4,338,206
1,434	Japan Tobacco, Inc.	6,692,030
		11,030,236

See Notes to Schedules of Investments and Financial Statements.

78 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Shares		Value

Transportation – Marine – 1.0%
340	A.P. Moller – Maersk Group – Class B	$2,001,636
Transportation – Railroad – 1.6%
47,016	Canadian National Railway Co.	3,142,927
Transportation – Services – 2.7%
46,643	Kuehne + Nagel International A.G.	5,219,096
Wireless Equipment – 1.1%
218,165	Telefonaktiebolaget L.M. Ericsson – Class B	2,091,364

Total Common Stock (cost $210,067,707)		190,946,747

Money Market – 2.8%
5,503,514	Janus Cash Liquidity Fund LLC, 0% (cost $5,503,514)	5,503,514

Total Investments (total cost $215,571,221) – 101.1%		196,450,261

Liabilities, net of Cash, Receivables and Other Assets– (1.1)%		(2,165,275)

Net Assets – 100%		$194,284,986

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$3,799,267	1.9%
Brazil	7,630,231	3.9%
Canada	10,966,926	5.6%
Cayman Islands	7,106,950	3.6%
Chile	851,053	0.4%
China	1,768,127	0.9%
Denmark	2,001,636	1.0%
Finland	3,300,233	1.7%
France	3,776,862	1.9%
Germany	6,089,029	3.1%
Hong Kong	10,910,829	5.6%
India	6,127,679	3.1%
Japan	39,954,038	20.3%
Jersey	2,139,795	1.1%
Netherlands	13,768,183	7.0%
Russia	2,924,485	1.5%
Singapore	6,491,041	3.3%
Spain	3,320,694	1.7%
Sweden	3,082,539	1.6%
Switzerland	11,805,321	6.0%
Taiwan	4,215,698	2.2%
United Kingdom	38,916,131	19.8%
United States††	5,503,514	2.8%

Total	$196,450,261	100.0%

††	Includes all Cash Equivalents.

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 79

Janus Overseas Fund (unaudited)

Fund Snapshot I believe that company fundamentals drive share prices over the long-term. I use intensive, fundamental research to make high-conviction investments.	Brent Lynn portfolio manager

Performance Overview

During the 12-month period ended September 30, 2011, Janus Overseas Fund’s Class T Shares returned -28.58%. Its primary benchmark, the MSCI All Country World ex-U.S Index returned -10.81%, and its secondary benchmark, the MSCI EAFE Index, returned -9.36%.

In a difficult market environment, the Fund fell sharply and significantly underperformed its indices. I don’t believe in sugarcoating: the performance of Janus Overseas this year has been simply terrible. I am very disappointed with the short-term performance of the Fund, but my investment approach has not changed, and I remain optimistic about the attractive valuations and long-term prospects for the companies in our Fund. Difficult markets can present tremendous investment opportunities. I am finding a number of strong franchises on sale around the world. I believe I can take advantage of the global market downturn by concentrating the Fund in our highest conviction ideas.

Economic Update

Riskier assets struggled this year. The combination of uprisings in the Middle East, a tragic earthquake in Japan, the political impasse over fiscal policy in the United States, and the sovereign debt crisis in Europe created tremendous global uncertainty and weakened markets. In particular, political fighting in Europe raised fears that excessive government debt levels in a few European countries could create financial market instability around the globe. Investors took shelter in perceived safe havens, such as U.S. Treasuries and defensive stocks.

Economic growth in the U.S., Europe and Japan was below my expectations due to government austerity programs, low levels of consumer confidence and an unwillingness by corporations to take risk. Growth in key emerging markets such as China, India, and Brazil slowed recently but remains at robust levels. I am surprised that despite significantly better short-term and long-term growth prospects and generally stronger sovereign balance sheets, these key emerging markets sharply underperformed the major developed markets over the past 12 months. I believe this underperformance stems from inflationary fears in emerging markets and decreased risk tolerance among investors.

Portfolio Positioning

While always opportunistic, Janus Overseas Fund has taken a particularly contrarian approach over the past few years. We added significant investments in beaten up financial stocks, cyclical stocks, and emerging market stocks. This approach achieved some success in prior years, but in the 2011 environment of extreme risk aversion, contrarian investing clearly has not worked. I believe, however, there are reasons for optimism. The global economic slowdown is easing inflationary pressures in emerging markets and should allow for some relaxation of monetary policies in these countries. Also, I believe that European leaders finally have realized that a comprehensive approach to sovereign debt issues is the only way to prevent the crisis from spreading to the core of Europe. Most importantly for the Fund, I see a tremendous disconnect between the intrinsic value of many of our key companies and their stock prices. I believe we have invested in a number of strong companies that have attractive valuations and that can emerge as long-term winners in their industries. With all eyes seemingly on Europe, I can’t predict when risk appetite once again returns to the markets, but I am optimistic that over time the valuations of our companies will not be based on indiscriminate market fear, but on earnings, cash flows, and business fundamentals.

During this difficult market environment, I tried to concentrate the Fund in our highest conviction ideas. I believe that our top holdings have strong, durable franchises and compelling valuations. I took advantage of weakness to add to some of our favorite international companies such as Li & Fung, the global leader in sourcing logistics for retailers; Reliance Industries, the leading Indian energy conglomerate; BBVA, a leading bank in Spain and Latin America; Adani Enterprises, a

80 | SEPTEMBER 30, 2011

(unaudited)

leading company in power, ports, and coal in India; Petrobras, one of the world’s fastest growing large oil companies; and Nintendo, one of the world’s leading games companies. These stocks fell sharply during the market downturn and offered what I considered attractive valuations. As a result of significant emerging market underperformance, we found a number of compelling investment opportunities in India, Brazil, Hong Kong and China, and I increased the Fund’s overall weight in emerging markets during the period.

Although they are within the guidelines of the Fund, our positions in the U.S. warrant discussion. Janus Overseas Fund is opportunistic and has made investments in special situations companies and at times in the U.S. In the aftermath of the 2008 global financial crisis and subsequent global economic downturn, I found a greater number of special situations than usual and a number of them were U.S.-based companies. Our U.S. exposure rose. More recently, the Fund’s weight in the U.S. declined when we reduced or sold holdings in Celgene, Valero, and Bank of America.

Detractors from Performance

Broadly speaking, the Fund’s heavy weighting in emerging markets hurt performance. On a geographic basis, holdings in India, Brazil, Hong Kong, and the U.S. were significant negative contributors to performance during the period. Holdings in the U.K. had the largest positive contribution of all countries. On a sector basis, investments in financials, consumer discretionary, and energy had the greatest negative impact on performance. Investments in technology had a positive impact on performance.

Currency modestly detracted from the Fund’s absolute performance and from the Fund’s performance relative to its primary benchmark, the MSCI All Country World ex-U.S. Index. During the period, currency detracted approximately 1% from the Fund’s return. Relative to the MSCI All Country World ex-U.S. Index, currency had a negative impact of approximately 1%. In addition, the Fund’s hedge against Japanese yen exposure also modestly detracted from performance. I hedged most of our yen exposure due to my concerns that Japan’s high level of government debt would eventually lead to a weaker yen. The yen rose versus the dollar during the period, but I continue to be concerned about Japan’s fiscal situation. I maintained the Fund’s yen hedge.

Hong Kong based Li & Fung, the Fund’s largest position, was the biggest detractor during the period. Concerns about the outlook for U.S. and European retail sales and cost pressures associated with the Walmart deal hurt the stock. In economic downturns, I believe the company can improve its competitive position by taking advantage of its scale, diverse network of supplier relationships and strong balance sheet. Also, Li & Fung has the opportunity to increase dramatically its business with Walmart in the medium- to long-term. I took advantage of the fall in the stock price to buy more shares of Li & Fung during the period.

U.S. based bank, Bank of America, was the second largest detractor during the period. The stock fell due to concerns about further weakness in the U.S economy and housing market, lower than expected interest rates which hurt revenues, and a series of legislative, legal, and regulatory issues. Although I believe that Bank of America retains a strong financial franchise and has shown improvement in asset quality metrics, I underestimated the company’s long-term challenges from low interest rates and regulatory and legal issues. As a result, I significantly cut the position during the period.

The Spanish bank, Banco Bilbao Vizcaya Argentaria (BBVA), was the third largest detractor during the period. The stock fell due to concerns about the Spanish housing market and the impact of the European debt crisis on Spanish bonds and Spanish banks. I believe that BBVA has an extremely valuable banking franchise in Spain with a strong capital and liquidity position and solid asset quality. In addition, only one-third of BBVA’s business is in Spain; the bank has leading franchises with exciting long-term growth potential throughout Latin America. I took advantage of the fall in BBVA’s stock price to add significantly to our position during the period.

Contributors to Performance

U.K. based semiconductor intellectual property company, ARM Holdings, was the largest positive contributor to performance during the period. ARM’s competitive advantages in designing low-power semiconductor processors and widespread acceptance from semiconductor customers positioned the company to grow rapidly across a wide variety of end markets including smartphones, autos, and appliances. We believe that the company will continue to see rapid growth, but after several years of strong stock performance, the valuation of ARM no longer appeared as compelling relative to other ideas. As a result, I significantly cut the position.

U.S.-based refinery company, Valero, was the second largest positive contributor to performance. Valero’s strong and diversified asset portfolio allowed the company to take advantage of an improving environment for refining

Janus Global & International Funds | 81

Janus Overseas Fund (unaudited)

margins. While I believe Valero remains well positioned, I sold our position because the valuation was no longer as compelling.

U.K. based software company, Autonomy, was the third largest contributor to performance. Autonomy’s software provides users with more advanced ways to search and organize unstructured data. We believe the company has significant competitive advantages and exciting growth opportunities in a world that is experiencing explosive email and internet growth. During the period, Hewlett-Packard announced an acquisition of Autonomy and I sold our position in the company.

In aggregate, derivatives detracted from performance during the period. In addition to the currency hedge on the Japanese yen mentioned earlier, the Fund also very selectively utilized swaps and options during the period. Reasons for using these instruments included hedging downside risks, achieving market access, and establishing positions more quickly. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Investment Strategy and Outlook

The underperformance of the Fund has been painful. Conviction always is important but in difficult times, it is critical. My conviction in the portfolio comes from our team’s tremendous, in-depth fundamental research. Janus’ investment team travels millions of miles every year to meet with companies and their competitors, suppliers and customers. These meetings help us understand our companies better and lay the foundation for high-conviction investments.

I did not foresee this difficult year for global financial markets. I too am a shareholder of Janus Overseas Fund, but more importantly, I am a steward of your money. I take my responsibility very seriously. I recognize that you have entrusted me and Janus with your hard-earned savings.

Despite a bad year and a relatively bleak near-term outlook for the global economy, I remain optimistic about the long-term. Sovereign debt issues will not hold back global growth forever. New technologies, urbanization, infrastructure development, trade, and the desire of people around the world for a better life will continue to drive long-term economic growth. The market downturn offers the opportunity to buy some great companies at bargain prices. I continue to believe that the best way to generate solid long-term returns is to make high conviction, long-term investments in world-class companies with exciting prospects and undeservedly low valuations. As manager of the Fund, my sole focus is to deliver strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Overseas Fund.

82 | SEPTEMBER 30, 2011

(unaudited)

Janus Overseas Fund At A Glance

5 Top Performers – Holdings

Contribution

ARM Holdings PLC	1.48%
Valero Energy Corp.	1.38%
Autonomy Corp. PLC	0.93%
Valeant Pharmaceuticals International, Inc.	0.80%
ASML Holding N.V.	0.73%

5 Bottom Performers – Holdings

Contribution

Li & Fung, Ltd.	–2.62%
Bank of America Corp.	–1.88%
Banco Bilbao Vizcaya Argentaria S.A.	–1.34%
Delta Air Lines, Inc.	–1.32%
Reliance Industries, Ltd.	–1.32%

5 Top Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Information Technology	1.69%	11.43%	6.45%
Health Care	0.68%	1.55%	6.10%
Telecommunication Services	–0.21%	0.22%	5.88%
Utilities	–0.25%	0.59%	4.25%
Other**	–0.43%	0.72%	0.00%

5 Bottom Performers – Sectors*

			Morgan Stanley Capital
		Fund Weighting	International All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Financials	–10.03%	28.58%	24.69%
Consumer Discretionary	–5.89%	19.36%	9.11%
Energy	–4.49%	14.70%	11.11%
Industrials	–3.26%	14.65%	10.79%
Consumer Staples	–1.76%	3.31%	8.78%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Global & International Funds | 83

Janus Overseas Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

Li & Fung, Ltd. Distribution/Wholesale	8.4%
Reliance Industries, Ltd. Oil Refining and Marketing	6.6%
Banco Bilbao Vizcaya Argentaria S.A. Commercial Banks	4.9%
Delta Air Lines, Inc. Airlines	4.9%
Ford Motor Co. Automotive – Cars and Light Trucks	4.6%

29.4%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

Emerging markets comprised 31.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2011

As of September 30, 2010

84 | SEPTEMBER 30, 2011

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2011					per the January 28, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Overseas Fund – Class A Shares
NAV	–28.64%	0.12%	8.96%	9.86%	1.07%	1.07%
MOP	–32.75%	–1.06%	8.31%	9.49%

Janus Overseas Fund – Class C Shares
NAV	–29.19%	–0.65%	8.22%	9.15%	1.85%	1.85%
CDSC	–29.89%	–0.65%	8.22%	9.15%

Janus Overseas Fund – Class D Shares(1)	–28.50%	0.27%	9.09%	9.97%	0.87%	0.87%

Janus Overseas Fund – Class I Shares	–28.44%	0.23%	9.07%	9.96%	0.80%	0.80%

Janus Overseas Fund – Class R Shares	–28.92%	–0.32%	8.53%	9.45%	1.48%	1.48%

Janus Overseas Fund – Class S Shares	–28.75%	–0.06%	8.77%	9.69%	1.22%	1.22%

Janus Overseas Fund – Class T Shares	–28.58%	0.23%	9.07%	9.96%	0.98%	0.98%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	–10.81%	–1.57%	6.83%	3.65%

Morgan Stanley Capital International EAFE® Index	–9.36%	–3.46%	5.03%	3.69%

Lipper Quartile – Class T Shares	4th	1st	1st	1st

Lipper Ranking – based on total return for International Funds	1,287/1,293	76/844	28/496	3/98

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 85

Janus Overseas Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class R Shares, Class S Shares and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. The initial performance adjustments will begin November 2011 for the Fund.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Janus Overseas Fund held approximately 10% and 17% of its investments in Brazilian and Indian securities, respectively, as of September 30, 2011, and the Fund may have experienced significant gains or losses due, in part, to its investments in Brazil and India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil and India.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

86 | SEPTEMBER 30, 2011

(unaudited)

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

May 5, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 2, 1994
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

Janus Global & International Funds | 87

Janus Overseas Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$661.40	$4.21

Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.11

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$659.00	$7.40

Hypothetical (5% return before expenses)	$1,000.00	$1,016.14	$9.00

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$662.10	$3.33

Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$662.40	$3.08

Hypothetical (5% return before expenses)	$1,000.00	$1,021.36	$3.75

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$660.10	$5.91

Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.18

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$661.10	$4.87

Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$661.90	$3.83

Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.66

†	Expenses are equal to the annualized expense ratio of 1.01% for Class A Shares, 1.78% for Class C Shares, 0.80% for Class D Shares, 0.74% for Class I Shares, 1.42% for Class R Shares, 1.17% for Class S Shares and 0.92% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

88 | SEPTEMBER 30, 2011

Janus Overseas Fund

Schedule of Investments

As of September 30, 2011

Shares or Contract Amounts		Value

Common Stock – 96.8%
Agricultural Chemicals – 0.8%
1,541,380	Potash Corp. of Saskatchewan, Inc.	$66,946,153
96,075	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)	4,152,362
		71,098,515
Agricultural Operations – 0.1%
188,481,502	Chaoda Modern Agriculture Holdings, Ltd.°° ,£,ß	12,532,298
Airlines – 10.3%
55,801,466	Delta Air Lines, Inc.*,**,£	418,510,995
70,098,125	International Consolidated Airlines Group S.A.*,£	165,555,409
15,661,963	United Continental Holdings, Inc.*	303,528,843
		887,595,247
Automotive – Cars and Light Trucks – 4.6%
40,553,391	Ford Motor Co.*,**	392,151,291
Building – Residential and Commercial – 1.1%
18,655,900	MRV Engenharia e Participacoes S.A.	95,090,993
Chemicals – Diversified – 1.2%
2,006,867	K+S A.G.	105,505,885
Commercial Banks – 8.4%
33,159,396	Anglo Irish Bank Corp., Ltd.*,°° ,§	0
51,403,705	Banco Bilbao Vizcaya Argentaria S.A.ß	418,796,449
59,400	Banco do Brasil S.A.	769,245
32,497,940	Commercial Bank of Ceylon PLC£	33,446,686
14,210,400	Hatton National Bank PLC	25,497,117
7,836,326	Punjab National Bank, Ltd.	151,272,290
2,267,078	State Bank of India, Ltd.	87,962,920
		717,744,707
Distribution/Wholesale – 11.9%
28,208,451	Adani Enterprises, Ltd.	297,235,483
441,224,180	Li & Fung, Ltd.£	724,429,012
		1,021,664,495
Diversified Banking Institutions – 7.1%
9,764,537	Bank of America Corp.	59,758,966
4,166,551	BNP Paribas	164,903,799
8,508,105	Deutsche Bank A.G.	296,406,802
3,388,728	Societe Generale – Class A	88,779,962
		609,849,529
Diversified Operations – 0.9%
3,768,000	Aitken Spence & Co. PLC	4,581,942
75,292,535	Melco International Development, Ltd.£	48,104,409
1,219,723	Orascom Development Holding A.G.	23,158,227
		75,844,578
Diversified Operations – Commercial Services – 1.9%
86,536,133	John Keells Holdings PLC£	161,223,741
Electric – Integrated – 1.0%
7,463,500	Centrais Eletricas Brasileiras S.A.	85,178,013
Electronic Components – Semiconductors – 1.4%
14,533,979	ARM Holdings PLC£	124,380,630
Enterprise Software/Services – 0.8%
1,762,017	Autonomy Corp. PLC*	69,785,483
Finance – Investment Bankers/Brokers – 1.7%
40,997,400	Nomura Holdings, Inc.**	149,429,581
Finance – Mortgage Loan Banker – 0.7%
4,423,870	Housing Development Finance Corp.	57,112,767
Food – Catering – 0%
24,630,000	FU JI Food & Catering Services Holdings, Ltd.*,°° ,§	0
Food – Meat Products – 0.4%
19,147,800	JBS S.A.	37,287,017
Hotels and Motels – 2.3%
102,807,165	Shangri-La Asia, Ltd.	193,708,444
Internet Content – Entertainment – 0.4%
1,953,840	Youku.com, Inc.*	31,964,822
Life and Health Insurance – 0.1%
2,845,148	MAX India, Ltd.*	10,918,435
Medical – Generic Drugs – 0.5%
1,263,855	Teva Pharmaceutical S.P. (ADR)	47,040,683
Metal – Diversified – 1.4%
8,597,779	Ivanhoe Mines, Ltd.*	118,592,885
Oil and Gas Drilling – 0.7%
7,191,180	Karoon Gas Australia, Ltd.*	19,255,503
3,167,860	Nabors Industries, Ltd.*	38,837,964
		58,093,467
Oil Companies – Exploration and Production – 3.2%
16,593,491	Cairn Energy PLC*	71,905,533
2,589,963	Niko Resources, Ltd.£	106,728,429
15,016,400	OGX Petroleo e Gas Participacoes S.A.*	92,599,136
		271,233,098
Oil Companies – Integrated – 2.9%
11,176,174	Petroleo Brasileiro S.A. (ADR)**	250,905,106
Oil Refining and Marketing – 7.4%
12,302,358	Petroplus Holdings A.G.£	68,347,657
34,905,979	Reliance Industries, Ltd.	568,649,303
		636,996,960
Property and Casualty Insurance – 0.9%
12,182,579	Reliance Capital, Ltd.	77,778,736
Real Estate Operating/Development – 10.1%
116,691,824	China Overseas Land & Investment, Ltd.	166,975,314
22,945,205	Cyrela Brazil Realty S.A.£	142,224,867
42,217,655	DLF, Ltd.	184,875,506
373,016,000	Evergrande Real Estate Group, Ltd.	112,071,211
60,235,000	Hang Lung Properties, Ltd.	176,203,213
26,506,160	PDG Realty S.A. Empreendimentos	85,462,799
		867,812,910
Retail – Miscellaneous/Diversified – 1.3%
9,327,414	SM Investments Corp.	110,753,896
Semiconductor Equipment – 2.8%
6,826,513	ASML Holding N.V.	237,182,896
Sugar – 2.5%
12,253,642	Bajaj Hindusthan, Ltd.£	9,458,912
1,149,300	Bajaj Hindusthan, Ltd. (GDR)	887,062
5,735,700	Cosan S.A. Industria e Comercio	73,241,181
14,108,974	Cosan, Ltd. – Class A£	133,611,984
		217,199,139
Telecommunication Equipment – 0%
119	Nortel Networks Corp. (U.S. Shares)*	3

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 89

Janus Overseas Fund

Schedule of Investments

As of September 30, 2011

Shares or Contract Amounts		Value

Telecommunication Services – 0.2%
11,583,898	Reliance Communications, Ltd.	$16,834,066
Toys – 3.7%
2,184,100	Nintendo Co., Ltd.**	318,214,665
Web Portals/Internet Service Providers – 2.1%
13,476,980	Yahoo!, Inc.*,**	177,357,057

Total Common Stock (cost $10,182,081,040)		8,316,062,038

Purchased Options – Calls – 0%
49,600	United States Oil Fund expires October 2011 exercise price $48.00	31,084
49,600	United States Oil Fund expires October 2011 exercise price $48.00	31,084
50,500	United States Oil Fund expires October 2011 exercise price $48.00	31,649

Total Purchased Options – Calls (premiums paid $32,787,644)		93,817

Money Market – 2.9%
248,998,015	Janus Cash Liquidity Fund LLC, 0% (cost $248,998,015)	248,998,015

Total Investments (total cost $10,463,866,699) – 99.7%		8,565,153,870

Cash, Receivables and Other Assets, net of Liabilities**– 0.3%		21,986,045

Net Assets – 100%		$8,587,139,915

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$19,255,503	0.2%
Bermuda	1,090,587,404	12.7%
Brazil	862,758,357	10.1%
Canada	296,419,832	3.5%
Cayman Islands	156,568,331	1.8%
France	253,683,761	3.0%
Germany	401,912,687	4.7%
Hong Kong	391,282,936	4.6%
India	1,462,985,480	17.1%
Ireland	0	0.0%
Israel	47,040,683	0.5%
Japan	467,644,246	5.4%
Netherlands	237,182,896	2.8%
Philippines	110,753,896	1.3%
Spain	584,351,858	6.8%
Sri Lanka	224,749,486	2.6%
Switzerland	91,505,884	1.1%
United Kingdom	266,071,646	3.1%
United States††	1,600,398,984	18.7%

Total	$8,565,153,870	100.0%

††	Includes Cash Equivalents (15.8% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC: Japanese Yen 10/27/11	19,350,000,000	$251,035,621	$845,351

HSBC Securities (USA), Inc.: Japanese Yen 10/6/11	20,680,000,000	268,197,169	1,852,519

JPMorgan Chase & Co.: Japanese Yen 10/20/11	18,000,000,000	233,494,497	235,311

RBC Capital Markets Corp.: Japanese Yen 10/13/11	16,000,000,000	207,526,655	1,481,601

Total		$960,253,942	$4,414,782

Total Return Swaps outstanding at September 30, 2011

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Goldman Sachs International	24,585,006,926 JPY	1-month JPY LIBOR plus 35 basis points	Custom Japanese bank stocks basket	11/23/11	$3,883,549
Morgan Stanley & Co. International PLC	23,293,369,895 JPY	1-month JPY LIBOR plus 35 basis points	Custom Japanese bank stocks basket	11/29/11	13,488,752

See Notes to Schedules of Investments and Financial Statements.

90 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Morgan Stanley & Co. International plc	$91,702,963	1-month USD LIBOR plus 85 basis points	Sberbank	1/17/13	$(20,832,233)
UBS A.G.	114,920,183	1-month USD LIBOR plus 85 basis points	Sberbank	7/16/12	(27,122,811)

Total					$(30,582,743)

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 91

Janus Worldwide Fund (unaudited)

Fund Snapshot
Janus Worldwide Fund invests globally, seeking companies that we believe have a sustainable competitive advantage, high or improving returns on capital and long-term growth. We invest where we believe we have differentiated research in an effort to deliver superior risk-adjusted results over the long term.
George Maris portfolio manager

Performance Overview

During the 12-month period ended September 30, 2011, Janus Worldwide Fund’s Class T Shares returned -12.36%. Its benchmark, the MSCI World Index, returned -4.35%. The Fund’s secondary benchmark, the MSCI All Country World Index, returned -6.01%.

Portfolio Manager Change

George Maris was named portfolio manager of Janus Worldwide Fund effective March 14, 2011. He replaced Brent Lynn, who took over management of the Fund on an interim basis in May 2010. Maris joined Janus from Northern Trust, where he managed U.S., international and global large-cap strategies for institutional and retail clients. He has fourteen years of investment management experience including positions at Putnam Investments, Columbia Management Group and Northern Trust. Maris works hand-in-hand with Janus’ team of equity analysts to identify the best ideas across sectors throughout the world.

Economic Update

The increased possibility of a Greek debt default and concerns other peripheral European countries could follow contributed to significant declines in global indices late in the period. The implications for the financial system and the global economy weighed particularly hard on financials, the MSCI World Index’s largest sector. Energy prices also fell on prospects of slower economic growth.

Performance Overview

The Fund underperformed largely due to our financial and consumer discretionary holdings. Our financial sector performance was particularly hurt by the weakness in BBVA, Morgan Stanley and Societe Generale. We believe our financial holdings are better positioned in terms of capital adequacy, liquidity and credit quality than the market valuations reflect. The stock prices imply expectations of events that, while possible, in our view are unprecedented and unlikely. In addition to concerns over sovereign solvency, U.S. financials fell with continued regulatory and litigation concerns, stemming from mortgages linked to the 2008 crisis. Given the valuations of many of our financials and our belief in their longer-term earnings power and solvency, we used price volatility to increase exposures.

Indian education company Educomp Solutions and Hong Kong retail outsourcing and logistics firm Li & Fung were the Fund’s largest detractors in consumer discretionary. Educomp suffered from poor capital allocation decisions. The company, however, is undertaking a dramatic change in corporate spending which should significantly increase earnings. With the Indian education market offering substantial opportunity, we believe the secular trends benefitting Educomp’s unique business model should sustain substantial growth.

Li & Fung suffered from investor concerns over cost pressure from higher prices for cotton and other commodities as well as weakness in consumer spending on apparel. We think inflationary pressures throughout the retail supply chain should help Li & Fung since its primary objective is to reduce costs for its customers. We believe the environment plays to Li & Fung’s strengths in managing vendor costs. We also believe that its relatively new Wal-Mart relationship will help accelerate earnings over the long-term.

Top contributors to the Fund’s performance included Japan Tobacco. We think the company can create significant value through better capital allocation, namely using its strong free-cash-flow generation to increase shareholder payouts through dividends and share buybacks. Japan Tobacco is expected to repurchase shares from the Japanese government, a significant shareholder that needs cash to pay for reconstruction efforts related to last March’s earthquake. Further, we believe earnings will rebound as Japan Tobacco recovers market share lost following supply disruptions after the earthquake, and as the Japanese government considers increasing taxes on cigarettes. Higher taxes historically

92 | SEPTEMBER 30, 2011

(unaudited)

have resulted in stronger earnings without significantly impacting volume.

Our information technology holdings, led by ASML Holding and Autonomy, also significantly contributed to performance. ASML, the leading producer of next generation semiconductor manufacturing equipment, used its technological dominance to generate strong order growth despite a difficult environment. Our investment in Autonomy was rewarded when Hewlett Packard in August announced its intent to acquire the U.K. software company. With the shares reflecting the value of the offer and the low likelihood of a competing offer, we exited our position at a substantial gain.

(Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.)

Investment Outlook and Positioning

The market fears that European problems will persist, create a spiraling financial crisis within the European Union and contribute to global financial problems. We believe the global economic system is more flexible than the market acknowledges. We remain hopeful for a coordinated solution to the sovereign crisis because we think the indirect costs of a Greek default are much greater than the direct costs. When concerns subside, we expect equity prices should rebound.

Part of the issue with respect to recent market weakness relates to an extraordinarily difficult political environment. The markets are reflecting a lack of confidence that leaders in the U.S., Europe and Japan can deal with the issues plaguing their countries. Meanwhile, corporate free-cash-flow yields (free cash flow per share divided by equity prices) are extraordinarily attractive and balance sheets are healthy. The private sector looks healthier to us than the public sector. The market is assuming that dysfunctional politics overwhelm corporate opportunities. While we understand the risks, we think market-implied outlook is too pessimistic and creates a long-term investment opportunity.

For example, implied equity risk premiums are higher than in later 2008 and early 2009, implying equity investors are more fearful now than at that critical juncture in the global financial crisis. The risk/reward profile, we believe, is in the favor of a long-term investor, even if the global economy weakens further. We worry that fear-based investing can last longer and be more painful than anyone expects, but are optimistic that normalization from these levels of concern could be powerful. We are positioning the Fund in an effort to take advantage of any such rebound.

Thank you for your continued investment in Janus Worldwide Fund.

Janus Global & International Funds | 93

Janus Worldwide Fund (unaudited)

Janus Worldwide Fund At A Glance

5 Top Performers – Holdings

Contribution

Japan Tobacco, Inc.	0.96%
ASML Holding N.V.	0.84%
Apple, Inc.	0.61%
Monsanto Co.	0.55%
Blackboard, Inc.	0.55%

5 Bottom Performers – Holdings

Contribution

Educomp Solutions, Ltd.	–1.25%
Li & Fung, Ltd.	–1.18%
Societe Generale – Class A	–1.17%
Morgan Stanley	–1.02%
Banco Bilbao Vizcaya Argentaria S.A.	–0.99%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Information Technology	2.15%	17.06%	11.62%
Health Care	1.31%	10.44%	9.58%
Consumer Staples	0.06%	7.62%	9.95%
Utilities	–0.20%	1.87%	3.92%
Telecommunication Services	–0.22%	1.82%	4.25%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Financials	–7.09%	22.07%	19.80%
Consumer Discretionary	–2.15%	12.10%	10.35%
Energy	–2.03%	11.42%	11.21%
Industrials	–1.94%	8.17%	11.27%
Materials	–0.37%	7.43%	8.05%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

94 | SEPTEMBER 30, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

Japan Tobacco, Inc. Tobacco	3.3%
Banco Bilbao Vizcaya Argentaria S.A. Commercial Banks	2.8%
Celgene Corp. Medical – Biomedical and Genetic	2.8%
NRG Energy, Inc. Independent Power Producer	2.1%
Mosaic Co. Agricultural Chemicals	2.1%

13.1%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

Emerging markets comprised 6.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2011

As of September 30, 2010

Janus Global & International Funds | 95

Janus Worldwide Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2011					per the January 28, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Worldwide Fund – Class A Shares
NAV	–11.25%	–2.79%	0.67%	7.29%	1.00%	1.00%
MOP	–16.35%	–3.77%	0.14%	7.00%

Janus Worldwide Fund – Class C Shares
NAV	–11.90%	–3.40%	0.05%	6.62%	1.86%	1.86%
CDSC	–12.78%	–3.40%	0.05%	6.62%

Janus Worldwide Fund – Class D Shares(1)	–12.26%	–2.76%	0.69%	7.30%	0.83%	0.83%

Janus Worldwide Fund – Class I Shares	–10.96%	–2.79%	0.67%	7.29%	0.76%	0.76%

Janus Worldwide Fund – Class R Shares	–11.62%	–3.05%	0.34%	6.93%	1.41%	1.41%

Janus Worldwide Fund – Class S Shares	–11.38%	–2.80%	0.56%	7.16%	1.16%	1.16%

Janus Worldwide Fund – Class T Shares	–12.36%	–2.79%	0.67%	7.29%	0.92%	0.92%

Morgan Stanley Capital International World IndexSM	–4.35%	–2.23%	3.71%	5.68%

Morgan Stanley Capital International All Country World IndexSM	–6.01%	–1.59%	4.45%	N/A**

Lipper Quartile – Class T Shares	4th	3rd	4th	2nd

Lipper Ranking – based on total return for Global Funds	564/641	193/339	163/165	9/19

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

96 | SEPTEMBER 30, 2011

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class R Shares, Class S Shares and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares, reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Janus Global & International Funds | 97

Janus Worldwide Fund (unaudited)

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

May 16, 1991 is the date used to calculate the since–inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective March 14, 2011, George Maris is portfolio manager of Janus Worldwide Fund.

*	The Fund’s inception date – May 15, 1991
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

98 | SEPTEMBER 30, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$792.60	$4.94

Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$789.80	$8.21

Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.25

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$793.50	$3.87

Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$794.00	$3.37

Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$791.00	$6.60

Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.44

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$792.10	$5.48

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.17

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$793.00	$4.36

Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.91

†	Expenses are equal to the annualized expense ratio of 1.10% for Class A Shares, 1.83% for Class C Shares, 0.86% for Class D Shares, 0.75% for Class I Shares, 1.47% for Class R Shares, 1.22% for Class S Shares and 0.97% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Global & International Funds | 99

Janus Worldwide Fund

Schedule of Investments

As of September 30, 2011

Shares or Contract Amounts		Value

Common Stock – 97.8%
Aerospace and Defense – 1.1%
367,245	General Dynamics Corp.	$20,892,568
Agricultural Chemicals – 2.1%
791,660	Mosaic Co.	38,767,590
Agricultural Operations – 0.1%
24,162,415	Chaoda Modern Agriculture Holdings, Ltd.°° ,ß	1,606,580
Apparel Manufacturers – 0.4%
1,884,500	Prada SpA*,**	7,834,615
Applications Software – 0.8%
619,030	Microsoft Corp.	15,407,657
Automotive – Cars and Light Trucks – 1.1%
2,031,050	Ford Motor Co.*	19,640,254
Bicycle Manufacturing – 0.5%
164,200	Shimano, Inc.**	8,685,536
Building – Residential and Commercial – 1.8%
15,680	NVR, Inc.*	9,470,406
43,658,913	Taylor Woodrow PLC*	23,678,332
		33,148,738
Cable/Satellite Television – 1.8%
1,560,280	Comcast Corp. – Class A	32,609,852
Coal – 0.8%
1,046,870	Arch Coal, Inc.	15,263,365
Commercial Banks – 5.4%
6,492,027	Banco Bilbao Vizcaya Argentaria S.A.**	52,891,866
1,381,200	Banco do Brasil S.A.	17,886,889
1,481,033	Standard Chartered PLC	29,556,913
		100,335,668
Commercial Services – 1.5%
1,080,434	Aggreko PLC	27,283,094
Computer Aided Design – 1.3%
503,779	ANSYS, Inc.*	24,705,322
Computers – Integrated Systems – 0.6%
202,290	Teradata Corp.*	10,828,584
Computers – Memory Devices – 0.8%
690,710	EMC Corp.*	14,498,003
Distribution/Wholesale – 1.6%
18,679,100	Li & Fung, Ltd.	30,668,496
Diversified Banking Institutions – 6.1%
1,185,755	Citigroup, Inc.	30,379,043
1,085,925	JPMorgan Chase & Co.	32,708,061
2,068,575	Morgan Stanley	27,925,762
860,915	Societe Generale – Class A**	22,554,776
		113,567,642
Diversified Minerals – 0.5%
296,511	BHP Billiton, Ltd.	9,849,560
Diversified Operations – 0.3%
1,874,935	China Merchants Holdings International Co., Ltd.	5,035,530
E-Commerce/Services – 0.9%
600,385	eBay, Inc.*	17,705,354
Educational Software – 0.9%
3,520,989	Educomp Solutions, Ltd.	16,786,978
Electric – Integrated – 1.2%
919,960	Fortum Oyj**	21,602,208
Electronic Components – Miscellaneous – 1.2%
790,615	TE Connectivity, Ltd. (U.S. Shares)	22,247,906
Enterprise Software/Services – 0.9%
583,740	Oracle Corp.	16,776,688
Finance – Other Services – 0.8%
2,046,332	IG Group Holdings PLC	14,138,321
Food – Confectionary – 1.5%
455,875	Hershey Co.	27,006,035
Food – Miscellaneous/Diversified – 1.7%
972,603	Unilever N.V.**	30,802,855
Food – Wholesale/Distribution – 0.9%
9,933,625	Olam International, Ltd.	16,939,641
Heart Monitors – 0.8%
224,375	HeartWare International, Inc.*	14,451,994
Independent Power Producer – 2.1%
1,838,385	NRG Energy, Inc.*	38,992,146
Industrial Automation and Robotics – 1.2%
167,300	Fanuc Corp.**	23,039,628
Industrial Gases – 1.6%
308,905	Praxair, Inc.	28,876,439
Internet Content – Entertainment – 0.7%
757,915	Youku.com, Inc.*	12,399,489
Life and Health Insurance – 3.3%
9,230,600	AIA Group, Ltd.	26,127,134
2,526,290	Conseco, Inc.*	13,667,229
2,446,395	Prudential PLC	20,936,602
		60,730,965
Machinery – Construction and Mining – 0.4%
127,495	Joy Global, Inc.	7,953,138
Medical – Biomedical and Genetic – 4.8%
844,010	Celgene Corp.*,**	52,261,099
237,000	Regeneron Pharmaceuticals, Inc.*	13,793,400
523,165	Vertex Pharmaceuticals, Inc.*	23,301,769
		89,356,268
Medical – Drugs – 2.3%
1,201,310	GlaxoSmithKline PLC	24,799,805
946,000	Mitsubishi Tanabe Pharma Corp.**	17,541,310
		42,341,115
Medical – Generic Drugs – 2.3%
1,536,221	Mylan, Inc.*	26,115,757
425,380	Teva Pharmaceutical S.P. (ADR)	15,832,644
		41,948,401
Medical Instruments – 0.8%
405,672	St. Jude Medical, Inc.	14,681,270
Metal – Aluminum – 0.8%
10,070,986	Alumina, Ltd.	14,078,529
Multimedia – 1.0%
1,147,865	News Corp. – Class A	17,757,472
Networking Products – 1.1%
1,358,665	Cisco Systems, Inc.	21,045,721
Non-Ferrous Metals – 0.5%
654,030	Titanium Metals Corp.	9,797,369

See Notes to Schedules of Investments and Financial Statements.

100 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Shares or Contract Amounts		Value

Office Automation and Equipment – 1.1%
456,800	Canon, Inc.**	$20,685,636
Oil – Field Services – 2.4%
782,020	Baker Hughes, Inc.	36,098,043
533,267	Trican Well Service, Ltd.	7,564,288
		43,662,331
Oil Companies – Exploration and Production – 2.4%
196,070	Apache Corp.	15,732,657
396,550	Occidental Petroleum Corp.	28,353,325
		44,085,982
Oil Companies – Integrated – 4.1%
1,205,808	BG Group PLC	22,958,567
1,288,390	Petroleo Brasileiro S.A. (ADR)	28,924,356
563,511	Total S.A.**	24,842,848
		76,725,771
Oil Field Machinery and Equipment – 0.5%
234,012	Dresser-Rand Group, Inc.*	9,484,506
Pharmacy Services – 0.9%
363,160	Medco Health Solutions, Inc.*	17,028,572
Pipelines – 1.0%
538,655	Energy Transfer Equity L.P.	18,734,421
Property and Casualty Insurance – 1.0%
733,700	Tokio Marine Holdings, Inc.**	18,603,066
Real Estate Operating/Development – 1.9%
6,238,435	Hang Lung Properties, Ltd.	18,249,063
5,622,511	Indiabulls Real Estate, Ltd.	8,343,887
23,380,000	Shun Tak Holdings, Ltd.	8,267,460
		34,860,410
Retail – Apparel and Shoe – 1.8%
186,900	Fast Retailing Co., Ltd.**	33,475,712
Retail – Drug Store – 1.6%
921,760	Walgreen Co.	30,316,686
Retail – Major Department Stores – 1.6%
653,015	Nordstrom, Inc.	29,829,725
Retail – Miscellaneous/Diversified – 0%
371,356	Indiabulls Wholesale Services, Ltd.*	31,092
Rubber/Plastic Products – 1.4%
8,183,360	Jain Irrigation Systems, Ltd.	25,374,971
Semiconductor Components/Integrated Circuits – 1.7%
1,680,505	Atmel Corp.*	13,561,675
8,076,000	Taiwan Semiconductor Manufacturing Co., Ltd.	18,304,288
		31,865,963
Semiconductor Equipment – 0.6%
319,001	ASML Holding N.V.**	11,083,489
Soap and Cleaning Preparations – 0.7%
276,224	Reckitt Benckiser Group PLC	13,963,335
Telecommunication Services – 1.8%
1,263,250	Amdocs, Ltd. (U.S. Shares)*	34,259,340
Telephone – Integrated – 0.5%
507,816	Telefonica S.A.**	9,734,425
Tobacco – 3.3%
13,220	Japan Tobacco, Inc.**	61,693,610
Transportation – Marine – 0.5%
1,618	A.P. Moller – Maersk Group – Class B	9,525,432
Transportation – Railroad – 0.9%
325,280	Kansas City Southern*	16,250,989
Transportation – Services – 2.0%
673,925	Expeditors International of Washington, Inc.	27,327,659
86,953	Kuehne + Nagel International A.G.	9,729,565
		37,057,224
Wireless Equipment – 1.8%
608,490	SBA Communications Corp. – Class A*	20,980,735
1,206,206	Telefonaktiebolaget L.M. Ericsson – Class B	11,562,881
		32,543,616

Total Common Stock (cost $2,135,794,150)		1,812,960,888

Preferred Stock – 0.5%
Automotive – Cars and Light Trucks – 0.5%
67,624	Volkswagen A.G., 2.0200%** (cost $13,978,693)	8,945,661

Purchased Options – Calls – 0%
50,000	Chaoda Modern Agriculture Holdings, Ltd. expires January 2012 exercise price 4.03 HKD	560
50,000	Chaoda Modern Agriculture Holdings, Ltd. expires January 2013 exercise price 4.03 HKD	10,546

Total Purchased Options – Calls (premiums paid $674,657)		11,106

Warrant – 1.0%
Diversified Financial Services – 1.0%
2,026,056	JPMorgan Chase & Co. – expires 10/28/18 (cost $21,780,102)	18,862,581

Money Market – 0.7%
12,102,027	Janus Cash Liquidity Fund LLC, 0% (cost $12,102,027)	12,102,027

Total Investments (total cost $2,184,329,629) – 100.0%		1,852,882,263

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		673,155

Net Assets – 100%		$1,853,555,418

See Notes to Schedules of Investments and Financial Statements.

Janus Global & International Funds | 101

Janus Worldwide Fund

Schedule of Investments

As of September 30, 2011

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$23,928,089	1.3%
Bermuda	30,668,496	1.7%
Brazil	46,811,245	2.5%
Canada	7,564,288	0.4%
Cayman Islands	14,006,069	0.8%
Denmark	9,525,432	0.5%
Finland	21,602,208	1.2%
France	47,397,624	2.6%
Germany	8,945,661	0.5%
Guernsey	34,259,340	1.8%
Hong Kong	57,679,187	3.1%
India	50,536,928	2.7%
Israel	15,832,644	0.8%
Italy	7,834,615	0.4%
Japan	183,724,498	9.9%
Netherlands	41,886,344	2.3%
Singapore	16,939,641	0.9%
Spain	62,626,291	3.4%
Sweden	11,562,881	0.6%
Switzerland	31,977,471	1.7%
Taiwan	18,304,288	1.0%
United Kingdom	177,314,969	9.6%
United States††	931,954,054	50.3%

Total	$1,852,882,263	100.0%

††	Includes Cash Equivalents (49.6% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC: Japanese Yen 10/27/11	3,837,000,000	$49,779,002	$167,628

HSBC Securities (USA), Inc.:
Euro 10/6/11	22,000,000	29,470,703	841,337
Japanese Yen 10/6/11	3,345,000,000	43,381,022	299,646

		72,851,725	1,140,983

JPMorgan Chase & Co.: Japanese Yen 10/20/11	3,681,000,000	47,749,625	48,121

RBC Capital Markets Corp.: Japanese Yen 10/13/11	1,803,000,000	23,385,660	166,958

Total		$193,766,012	$1,523,690

See Notes to Schedules of Investments and Financial Statements.

102 | SEPTEMBER 30, 2011

[This page intentionally left blank.]

Janus Global & International Funds | 103

Statements of Assets and Liabilities

								Janus	Janus
As of September 30, 2011		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	Janus International	Overseas	Worldwide
(all numbers in thousands except net asset value per share)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Fund	Fund

Assets:
Investments at cost	$4,641	$16,602	$584,904	$248,978	$2,831,280	$764,454	$215,571	$10,463,867	$2,184,330
Unaffiliated investments at value	$3,261	$11,887	$615,071	$235,327	$2,162,051	$726,264	$190,947	$6,500,442	$1,840,780
Affiliated investments at value	262	692	15,249	1,091	329,444	17,882	5,504	2,064,711	12,102
Cash	–	758	203	9	–	301	221	4,110	9
Cash denominated in foreign currency(1)	4	6	90	23	7,585	–	94	1,617	520
Restricted cash (Note 1)	526	601	–	–	40,920	200	–	83,400	–
Deposits with broker for short sales	–	–	–	–	–	35,249	–	–	–
Receivables:
Investments sold	93	107	3,168	31	35,076	257	60	7,435	23,915
Fund shares sold	16	1	205	64	295	142	37	6,448	165
Dividends	5	15	474	370	5,600	582	596	10,621	4,356
Foreign dividend tax reclaim	–	2	341	15	468	–	92	1,442	140
Due from adviser	106	59	–	–	–	–	–	–	–
Outstanding swap contracts at value	15	9	–	–	7,476	–	–	17,372	–
Dividends and interest on swap contracts	2	3	–	–	110	–	–	15,487	–
Non-interested Trustees’ deferred compensation	–	–	18	7	71	21	5	242	52
Variation margin	–	–	–	–	2,676	–	–	–	–
Other assets	–	–	11	8	28	12	6	172	55
Forward currency contracts	–	14	1,087	–	14,067	254	–	4,415	1,524
Total Assets	4,290	14,154	635,917	236,945	2,605,867	781,164	197,562	8,717,914	1,883,618
Liabilities:
Payables:
Short sales, at value(2)	–	–	–	–	–	30,726	–	–	–
Options written, at value(3)	–	69	–	–	58,430	560	–	–	–
Due to custodian	4	–	–	–	2,287	–	–	–	–
Investments purchased	47	253	3,918	–	24,609	5,541	2,650	56,617	26,685
Fund shares repurchased	–	–	192	178	2,380	288	262	16,314	1,400
Dividends	–	–	–	3	–	–	–	3	1
Outstanding swap contracts at value	2	51	–	–	11,403	–	–	47,955	–
Dividends and interest on swap contracts	–	–	–	–	13	–	–	–	–
Advisory fees	3	12	347	160	1,446	412	144	5,037	1,238
Fund administration fees	–	–	5	2	22	6	2	79	17
Administrative services fees	–	1	87	32	363	102	3	1,314	290
Distribution fees and shareholder servicing fees	1	1	1	2	15	1	26	619	12
Administrative, networking and omnibus fees	–	1	1	4	26	1	45	211	7
Non-interested Trustees’ fees and expenses	–	2	6	2	35	8	2	135	20
Non-interested Trustees’ deferred compensation fees	–	–	18	7	71	21	5	242	52
Accrued expenses and other payables	103	152	174	95	528	232	138	2,248	341
Total Liabilities	160	542	4,749	485	101,628	37,898	3,277	130,774	30,063
Net Assets	$4,130	$13,612	$631,168	$236,460	$2,504,239	$743,266	$194,285	$8,587,140	$1,853,555

See footnotes at the end of the Statements.

See Notes to Financial Statements.

104 | SEPTEMBER 30, 2011

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Assets and Liabilities  (continued)

								Janus	Janus
As of September 30, 2011		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	Janus International	Overseas	Worldwide
(all numbers in thousands except net asset value per share)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Fund	Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$5,486	$18,357	$665,221	$270,263	$3,575,113	$780,041	$234,335	$10,211,051	$3,144,237
Undistributed net investment income/(loss)*	(122)	(19)	687	167	23,112	(615)	2,630	20,447	13,885
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(128)	(623)	(81,242)	(21,404)	(759,131)	(20,692)	(23,542)	280,796	(974,543)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,106)	(4,103)	46,502	(12,566)	(334,855)	(15,468)	(19,138)	(1,925,154)	(330,024)
Total Net Assets	$4,130	$13,612	$631,168	$236,460	$2,504,239	$743,266	$194,285	$8,587,140	$1,853,555
Net Assets - Class A Shares	$619	$971	$1,072	$2,144	$21,288	$2,150	$51,188	$569,936	$2,214
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	83	131	47	171	2,328	143	5,442	16,826	57
Net Asset Value Per Share(4)	$7.43	$7.41	$22.72	$12.51	$9.14	$15.05	$9.41	$33.87	$38.56
Maximum Offering Price Per Share(5)	$7.88	$7.86	$24.11	$13.27	$9.70	$15.97	$9.98	$35.94	$40.91
Net Assets - Class C Shares	$619	$677	$461	$1,624	$10,384	$995	$15,027	$184,001	$1,251
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	83	92	21	132	1,148	67	1,635	5,506	33
Net Asset Value Per Share(4)	$7.43	$7.39	$22.41	$12.33	$9.04	$14.79	$9.19	$33.42	$38.14
Net Assets - Class D Shares	$1,035	$6,699	$421,225	$104,911	$1,611,690	$507,871	$8,146	$1,573,265	$1,012,250
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	140	903	18,454	8,353	175,746	33,625	867	46,294	26,525
Net Asset Value Per Share	$7.42	$7.42	$22.83	$12.56	$9.17	$15.10	$9.40	$33.98	$38.16
Net Assets - Class I Shares	$619	$3,347	$4,313	$33,967	$26,051	$6,562	$111,307	$1,275,662	$14,796
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	83	452	189	2,707	2,841	433	11,834	37,488	382
Net Asset Value Per Share	$7.43	$7.41	$22.82	$12.55	$9.17	$15.15	$9.41	$34.03	$38.70
Net Assets - Class R Shares	N/A	N/A	N/A	N/A	$2,159	N/A	$568	$132,118	$859
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	N/A	N/A	N/A	237	N/A	61	3,927	22
Net Asset Value Per Share	N/A	N/A	N/A	N/A	$9.09	N/A	$9.30	$33.64	$38.42
Net Assets - Class S Shares	$619	$617	$181	$192	$802	$259	$2,865	$1,132,967	$42,417
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	83	83	8	15	87	17	301	33,503	1,100
Net Asset Value Per Share	$7.43	$7.41	$22.66	$12.49	$9.17	$14.99	$9.52	$33.82	$38.56
Net Assets - Class T Shares	$619	$1,301	$203,916	$93,622	$831,865	$225,429	$5,184	$3,719,191	$779,768
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	83	176	8,941	7,461	90,771	14,943	555	109,565	20,469
Net Asset Value Per Share	$7.43	$7.41	$22.81	$12.55	$9.16	$15.09	$9.34	$33.95	$38.09

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $3,891, $6,451, $90,351, $23,528, $7,584,818, $94,434, $1,617,046 and $522,736 for Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Select Fund, Janus International Equity Fund, Janus Overseas Fund and Janus Worldwide Fund, respectively.
(2)	Includes proceeds of $35,248,599 on short sales for Janus Global Technology Fund.
(3)	Includes premiums of $18,753, $49,367,465 and $629,054 on written options for Janus Emerging Markets Fund, Janus Global Select Fund and Janus Global Technology Fund, respectively.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

106 | SEPTEMBER 30, 2011

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Operations

							Janus
For the fiscal period or year ended September 30, 2011		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	International	Janus	Janus
(all numbers in thousands)	Janus Asia Equity Fund(1)	Markets Fund(2)	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Overseas Fund	Worldwide Fund

Investment Income:
Interest	$–	$–	$–	$–	$8	$–	$–	$3	$540
Interest proceeds from short sales	–	–	341	–	293	292	–	–	–
Dividends	19	263	3,228	3,989	54,738	6,166	6,198	169,457	40,057
Dividends from affiliates	–	1	11	7	4,927	40	12	20,155	81
Foreign tax withheld	(1)	(23)	(468)	(154)	(4,449)	(283)	(380)	(12,641)	(2,363)
Total Investment Income	18	241	3,112	3,842	55,517	6,215	5,830	176,974	38,315
Expenses:
Advisory fees	7	110	4,449	2,043	22,675	5,745	2,019	85,873	15,778
Shareholder reports expense	8	46	289	74	1,076	403	37	1,308	696
Transfer agent fees and expenses	3	15	145	35	560	227	8	321	324
Registration fees	173	170	91	83	80	100	123	277	52
Custodian fees	2	50	5	40	293	34	19	1,693	86
Professional fees	37	37	58	39	82	44	30	168	63
Non-interested Trustees’ fees and expenses	–	2	24	10	140	33	10	527	86
Short sales dividend expense	–	–	32	–	–	120	–	–	–
Short sales interest expense	–	–	32	–	54	56	–	–	–
Stock loan fees	–	–	142	–	225	130	–	–	–
Fund administration fees	–	1	17	7	75	21	6	274	54
Administrative services fees - Class D Shares	–	6	546	149	2,587	724	11	2,850	1,528
Administrative services fees - Class R Shares	N/A	N/A	N/A	N/A	8	N/A	2	444	2
Administrative services fees - Class S Shares	–	2	1	–	19	1	15	4,328	148
Administrative services fees - Class T Shares	1	3	582	296	3,194	708	11	15,149	2,577
Distribution fees and shareholder servicing fees - Class A Shares	–	2	4	4	87	5	190	2,230	7
Distribution fees and shareholder servicing fees - Class C Shares	1	6	3	12	161	10	201	2,994	15
Distribution fees and shareholder servicing fees - Class R Shares	N/A	N/A	N/A	N/A	16	N/A	5	889	4
Distribution fees and shareholder servicing fees - Class S Shares	–	2	1	–	19	1	15	4,328	148
Administrative, networking and omnibus fees - Class A Shares	–	–	1	1	42	3	67	855	3
Administrative, networking and omnibus fees - Class C Shares	–	–	–	1	16	1	26	306	2
Administrative, networking and omnibus fees - Class I Shares	–	1	6	27	61	9	42	1,284	7
Other expenses	2	17	58	17	430	80	29	1,660	113
Non-recurring costs (Note 4)	N/A	N/A	1	N/A	2	1	N/A	2	6
Costs assumed by Janus Capital Management LLC (Note 4)	N/A	N/A	(1)	N/A	(2)	(1)	N/A	(2)	(6)
Total Expenses	234	470	6,486	2,838	31,900	8,455	2,866	127,758	21,693
Expense and Fee Offset	–	(1)	(4)	(1)	(46)	(6)	(1)	(68)	(10)
Net Expenses	234	469	6,482	2,837	31,854	8,449	2,865	127,690	21,683
Less: Excess Expense Reimbursement	(223)	(320)	N/A	–	–	N/A	–	–	–
Net Expenses after Expense Reimbursement	11	149	6,482	2,837	31,854	8,449	2,865	127,690	21,683
Net Investment Income/(Loss)	7	92	(3,370)	1,005	23,663	(2,234)	2,965	49,284	16,632

See Notes to Financial Statements.

108 | SEPTEMBER 30, 2011

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

109

Statements of Operations (continued)

							Janus
For the fiscal period or year ended September 30, 2011		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	International	Janus	Janus
(all numbers in thousands)	Janus Asia Equity Fund(1)	Markets Fund(2)	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Overseas Fund	Worldwide Fund

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	$(57)	$(729)	$80,402	$29,960	$549,470	$158,806	$18,339	$1,118,117	$389,994
Net realized gain from futures contracts	–	34	–	–	28,069	–	–	–	–
Net realized gain/(loss) from short sales	–	–	(2,268)	31	(5,943)	8,143	–	–	–
Net realized gain/(loss) from swap contracts	(199)	(40)	–	–	30,484	–	–	(126,377)	–
Net realized gain/(loss) from written options contracts	–	(3)	–	–	(5,369)	1,716	–	–	(120)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,119)	(4,010)	(52,760)	(47,662)	(1,042,942)	(169,850)	(51,363)	(4,647,657)	(650,712)
Change in unrealized net appreciation/(depreciation) of futures contracts	–	–	–	–	3,960	–	–	–	–
Change in unrealized net appreciation/(depreciation) of short sales	–	–	1,879	–	–	1,871	–	–	–
Change in unrealized net appreciation/(depreciation) of swap contracts	12	(43)	–	–	(3,927)	–	–	(38,217)	–
Change in unrealized net appreciation/(depreciation) of written option contracts	–	(50)	–	–	(12,500)	69	–	–	327
Net Gain/(Loss) on Investments	(1,363)	(4,841)	27,253	(17,671)	(458,698)	755	(33,024)	(3,694,134)	(260,511)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,356)	$(4,749)	$23,883	$(16,666)	$(435,035)	$(1,479)	$(30,059)	$(3,644,850)	$(243,879)

(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.

110 | SEPTEMBER 30, 2011

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

111

Statements of Changes in Net Assets

For the fiscal period or year ended September 30, 2011, the eleven-month
fiscal period ended September 30, 2010 and the fiscal year ended		Janus Emerging	Janus Global			Janus Global			Janus Global
October 31, 2009	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund			Research Fund			Select Fund
(all numbers in thousands)	2011(1)	2011(2)	2011	2010(3)	2009	2011	2010(3)	2009	2011	2010(3)	2009

Operations:
Net investment income/(loss)	$7	$92	$(3,370)	$7,451	$1,715	$1,005	$1,519	$930	$23,663	$11,475	$3,436
Net realized gain/(loss) from investment and foreign currency transactions(4)	(256)	(738)	78,134	27,727	(66,384)	29,991	15,317	(48,341)	596,711	595,020	(1,224,854)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,107)	(4,103)	(50,881)	43,716	129,261	(47,662)	21,198	91,300	(1,055,409)	64,216	1,902,262
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,356)	(4,749)	23,883	78,894	64,592	(16,666)	38,034	43,889	(435,035)	670,711	680,844
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–	–	(11)	–	–	(8)	–	–	(360)	–	–
Class C Shares	–	–	(1)	–	–	(4)	–	–	(62)	–	–
Class D Shares	–	–	(2,271)	–	N/A	(1,072)	–	N/A	(24,499)	–	N/A
Class I Shares	–	–	(30)	(1)	–	(168)	–	–	(700)	(13)	–
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(24)	–	–
Class S Shares	–	–	(1)	–	–	–	–	–	(38)	–	–
Class T Shares	–	–	(1,056)	(48)	(2,217)	(1,040)	(69)	(1,526)	(14,271)	(1,030)	(24,663)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–	–	–	–	–	–	–	–
Class C Shares	–	–	–	–	–	–	–	–	–	–	–
Class D Shares	–	–	–	–	N/A	–	–	N/A	–	–	N/A
Class I Shares	–	–	–	–	–	–	–	–	–	–	–
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	–	–	–
Class S Shares	–	–	–	–	–	–	–	–	–	–	–
Class T Shares	–	–	–	–	–	–	–	–	–	–	(2,380)
Net Decrease from Dividends and Distributions	–	–	(3,370)	(49)	(2,217)	(2,292)	(69)	(1,526)	(39,954)	(1,043)	(27,043)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

112 | SEPTEMBER 30, 2011

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

113

Statements of Changes in Net Assets  (continued)

For the fiscal period or year ended September 30, 2011, the eleven-month
fiscal period ended September 30, 2010 and the fiscal year ended		Janus Emerging	Janus Global			Janus Global			Janus Global
October 31, 2009	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund			Research Fund			Select Fund
(all numbers in thousands)	2011(1)	2011(2)	2011	2010(3)	2009	2011	2010(3)	2009	2011	2010(3)	2009

Capital Share Transactions:
Shares Sold
Class A Shares	834	1,389	1,060	1,813	62	2,770	701	89	10,783	14,747	2,765
Class C Shares	833	914	372	166	21	2,328	238	199	4,506	5,585	801
Class D Shares	1,324	10,546	33,044	7,141	N/A	26,275	7,174	N/A	94,031	85,951	N/A
Class I Shares	833	5,060	1,606	4,102	1,026	31,742	14,179	86	16,056	52,979	8,481
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,381	2,036	494
Class S Shares	833	834	32	220	11	257	–	13	1,727	3,517	4,793
Class T Shares	834	1,906	17,203	29,466	31,274	35,869	37,919	42,892	129,401	271,529	304,003
Shares Issued in Connection with Restructuring (Note 9)
Class D Shares	N/A	N/A	N/A	447,205	N/A	N/A	104,194	N/A	N/A	2,004,372	N/A
Shares Issued in Connection with Acquisition (Note 10)
Class A Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	21,320
Class C Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7,379
Class I Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,203
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	543
Class S Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6,068
Redemption Fees
Class D Shares	–	9	31	8	N/A	16	4	N/A	22	–	N/A
Class I Shares	–	–	–	1	–	3	1	–	3	–	–
Class T Shares	–	1	14	23	63	17	14	56	49	–	–
Reinvested Dividends and Distributions
Class A Shares	–	–	11	–	–	7	–	–	324	–	–
Class C Shares	–	–	–	–	–	4	–	–	40	–	–
Class D Shares	–	–	2,238	–	N/A	1,051	–	N/A	24,055	–	N/A
Class I Shares	–	–	25	–	–	165	–	–	565	2	–
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	22	–	–
Class S Shares	–	–	1	–	–	–	–	–	38	–	–
Class T Shares	–	–	1,026	47	2,178	1,032	68	1,505	13,940	1,013	26,546
Shares Repurchased
Class A Shares	–	(72)	(1,696)	(370)	–	(995)	(113)	–	(19,377)	(10,309)	(4,160)
Class C Shares	–	–	(59)	(10)	–	(834)	(25)	(4)	(6,096)	(2,951)	(860)
Class D Shares	(5)	(1,495)	(58,662)	(32,264)	N/A	(25,373)	(14,408)	N/A	(310,856)	(200,017)	N/A
Class I Shares	–	(547)	(1,759)	(1,053)	(8)	(7,074)	(1,731)	(52)	(37,510)	(15,655)	(194)
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(2,303)	(709)	(139)
Class S Shares	–	–	(48)	(39)	–	(41)	(2)	–	(13,558)	(7,216)	(510)
Class T Shares	–	(184)	(53,378)	(65,792)	(102,818)	(53,406)	(43,827)	(51,120)	(547,175)	(442,095)	(536,130)
Shares Reorganized in Connection with Restructuring (Note 9)
Class T Shares	N/A	N/A	N/A	(447,205)	N/A	N/A	(104,194)	N/A	N/A	(2,004,372)	N/A
Net Increase/(Decrease) from Capital Share Transactions	5,486	18,361	(58,939)	(56,541)	(68,191)	13,813	192	(6,336)	(639,932)	(241,593)	(157,597)
Net Increase/(Decrease) in Net Assets	4,130	13,612	(38,426)	22,304	(5,816)	(5,145)	38,157	36,027	(1,114,921)	428,075	496,204
Net Assets:
Beginning of period	–	–	669,594	647,290	653,106	241,605	203,448	167,421	3,619,160	3,191,085	2,694,881
End of period	$4,130	$13,612	$631,168	$669,594	$647,290	$236,460	$241,605	$203,448	$2,504,239	$3,619,160	$3,191,085

Undistributed Net Investment Income/(Loss)*	$(122)	$(19)	$687	$7,466	$38	$167	$1,369	$64	$23,112	$(326)	$(209)

*	See Note 5 in Notes to Financial Statements.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

114 | SEPTEMBER 30, 2011

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

115

Statements of Changes in Net Assets  (continued)

For the fiscal year ended September 30, 2011, the eleven-month fiscal period or	Janus Global			Janus International		Janus			Janus
year ended September 30, 2010 and the fiscal year ended October 31, 2009	Technology Fund			Equity Fund		Overseas Fund			Worldwide Fund
(all numbers in thousands)	2011	2010(1)	2009	2011	2010(2)	2011	2010(1)	2009	2011	2010(1)	2009

Operations:
Net investment income/(loss)	$(2,234)	$(3,846)	$(1,876)	$2,965	$1,821	$49,284	$20,369	$48,788	$16,632	$14,723	$26,617
Net realized gain/(loss) from investment and foreign currency transactions(3)	168,665	106,036	(102,121)	18,339	17,004	991,740	433,606	(703,715)	389,874	326,507	(938,617)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(167,910)	47,814	287,168	(51,363)	6,587	(4,685,874)	1,871,580	3,029,158	(650,385)	32,578	1,327,687
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,479)	150,004	183,171	(30,059)	25,412	(3,644,850)	2,325,555	2,374,231	(243,879)	373,808	415,687
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–	–	–	(427)	(50)	(896)	(1,772)	–	(8)	(14)	–
Class C Shares	–	–	–	–	–	–	(204)	–	–	–	–
Class D Shares	–	–	N/A	(66)	–	(4,170)	–	N/A	(5,617)	–	N/A
Class I Shares	–	–	–	(1,214)	(422)	(4,933)	(2,716)	–	(63)	(214)	–
Class R Shares	N/A	N/A	N/A	(2)	–	–	(225)	–	–	(1)	–
Class S Shares	–	–	–	(27)	(7)	–	(4,125)	–	(72)	(195)	–
Class T Shares	–	–	–	(30)	–	(7,055)	(27,378)	(38,008)	(4,903)	(10,450)	(40,661)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–	–	–	–	–	–	–	–
Class C Shares	–	–	–	–	–	–	–	–	–	–	–
Class D Shares	–	–	N/A	–	–	–	–	N/A	–	–	N/A
Class I Shares	–	–	–	–	–	–	–	–	–	–	–
Class R Shares	N/A	N/A	N/A	–	–	–	–	–	–	–	–
Class S Shares	–	–	–	–	–	–	–	–	–	–	–
Class T Shares	–	–	–	–	–	–	–	(207,095)	–	–	–
Net Decrease from Dividends and Distributions	–	–	–	(1,766)	(479)	(17,054)	(36,420)	(245,103)	(10,663)	(10,874)	(40,661)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

116 | SEPTEMBER 30, 2011

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

117

Statements of Changes in Net Assets  (continued)

For the fiscal year ended September 30, 2011, the eleven-month fiscal period or	Janus Global			Janus International		Janus			Janus
year ended September 30, 2010 and the fiscal year ended October 31, 2009	Technology Fund			Equity Fund		Overseas Fund			Worldwide Fund
(all numbers in thousands)	2011	2010(1)	2009	2011	2010(2)	2011	2010(1)	2009	2011	2010(1)	2009

Capital Share Transactions:
Shares Sold
Class A Shares	1,976	1,571	235	14,125	29,144	486,720	422,467	155,314	1,036	1,781	1,633
Class C Shares	789	849	36	3,008	6,798	102,952	96,660	39,334	413	263	342
Class D Shares	49,975	16,383	N/A	7,409	5,980	176,179	127,243	N/A	26,720	17,843	N/A
Class I Shares	4,617	4,744	1,028	45,863	63,611	1,063,433	997,956	174,339	10,385	18,118	3,059
Class R Shares	N/A	N/A	N/A	607	359	83,187	60,545	15,327	583	164	74
Class S Shares	137	224	67	771	2,263	460,532	474,379	169,128	9,298	8,103	5,006
Class T Shares	42,141	52,080	75,365	4,778	2,141	1,500,430	1,567,802	1,662,937	43,423	49,603	65,476
Shares Issued in Connection with Restructuring (Note 9)
Class D Shares	N/A	507,853	N/A	N/A	N/A	N/A	2,197,142	N/A	N/A	1,183,914	N/A
Shares Issued in Connection with Acquisition (Note 10)
Class A Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	400,243	N/A	N/A	2,041
Class C Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	179,919	N/A	N/A	879
Class I Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	335,846	N/A	N/A	28,194
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	90,316	N/A	N/A	506
Class S Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,118,975	N/A	N/A	46,030
Redemption Fees
Class D Shares	33	18	N/A	10	3	98	193	N/A	14	10	N/A
Class I Shares	1	2	–	1	9	266	314	19	1	2	1
Class R Shares	N/A	N/A	N/A	–	–	10	16	1	–	–	–
Class S Shares	–	–	–	1	1	351	211	164	9	6	7
Class T Shares	29	50	75	–	–	912	1,349	1,095	38	29	69
Reinvested Dividends and Distributions
Class A Shares	–	–	–	419	49	776	1,531	–	7	14	–
Class C Shares	–	–	–	–	–	–	137	–	–	–	–
Class D Shares	–	–	N/A	65	–	4,059	–	N/A	5,450	–	N/A
Class I Shares	–	–	–	1,101	373	4,218	2,188	–	52	202	–
Class R Shares	N/A	N/A	N/A	2	–	–	163	–	–	1	–
Class S Shares	–	–	–	26	6	–	4,083	–	72	195	–
Class T Shares	–	–	–	30	–	6,905	26,807	239,274	4,813	10,222	39,764
Shares Repurchased
Class A Shares	(919)	(647)	–	(31,067)	(33,832)	(442,245)	(223,249)	(97,815)	(1,059)	(2,739)	(140)
Class C Shares	(296)	(297)	–	(6,757)	(4,424)	(114,613)	(46,631)	(10,886)	(259)	(289)	(40)
Class D Shares	(86,774)	(44,071)	N/A	(3,271)	(664)	(411,682)	(196,239)	N/A	(132,494)	(88,586)	N/A
Class I Shares	(3,747)	(433)	–	(49,270)	(26,002)	(759,732)	(207,819)	(40,453)	(4,745)	(41,948)	(956)
Class R Shares	N/A	N/A	N/A	(675)	(424)	(54,064)	(26,389)	(9,324)	(163)	(180)	(29)
Class S Shares	(79)	(107)	–	(3,743)	(1,272)	(589,025)	(436,368)	(112,877)	(23,413)	(17,565)	(6,739)
Class T Shares	(83,533)	(74,819)	(78,462)	(729)	(120)	(2,309,278)	(1,672,414)	(1,010,443)	(219,170)	(235,634)	(300,525)
Shares Reorganized in Connection with Restructuring (Note 9)
Class T Shares	N/A	(507,853)	N/A	N/A	N/A	N/A	(2,197,142)	N/A	N/A	(1,183,914)	N/A
Net Increase/(Decrease) from Capital Share Transactions	(75,650)	(44,453)	(1,656)	(17,295)	43,999	(789,611)	974,935	3,300,433	(278,989)	(280,385)	(115,348)
Net Increase/(Decrease) in Net Assets	(77,129)	105,551	181,515	(49,121)	68,932	(4,451,515)	3,264,070	5,429,561	(533,531)	82,549	259,678
Net Assets:
Beginning of period	820,395	714,844	533,329	243,406	174,474	13,038,655	9,774,585	4,345,024	2,387,086	2,304,537	2,044,859
End of period	$743,266	$820,395	$714,844	$194,285	$243,406	$8,587,140	$13,038,655	$9,774,585	$1,853,555	$2,387,086	$2,304,537

Undistributed Net Investment Income/(Loss)*	$(615)	$(31)	$42	$2,630	$1,497	$20,447	$7,513	$30,403	$13,885	$9,910	$9,238

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from October 1, 2009 through September 30, 2010.
(3)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

118 | SEPTEMBER 30, 2011

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

119

Financial Highlights

Class A Shares

		Janus Emerging
	Janus Asia Equity Fund	Markets Fund
For a share outstanding during the fiscal period ended September 30, 2011	2011(1)	2011(2)

Net Asset Value, Beginning of Period	$10.00	$10.00
Income from Investment Operations:
Net investment loss	(.23)	(.01)
Net loss on investments (both realized and unrealized)	(2.34)	(2.58)
Total from Investment Operations	(2.57)	(2.59)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$7.43	$7.41
Total Return**	(25.70)%	(25.90)%
Net Assets, End of Period (in thousands)	$619	$971
Average Net Assets for the Period (in thousands)	$724	$1,107
Ratio of Gross Expenses to Average Net Assets***(3)	1.35%	1.35%
Ratio of Net Expenses to Average Net Assets***(3)	1.35%	1.34%
Ratio of Net Investment Income to Average Net Assets***	0.85%	0.81%
Portfolio Turnover Rate***	12%	211%

Class A Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period ended	Janus Global Life
September 30, 2010 and the fiscal period ended October 31,	Sciences Fund			Janus Global Research Fund
2009	2011	2010(4)	2009(5)	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$22.16	$19.69	$17.81	$13.48	$11.38	$9.81
Income from Investment Operations:
Net investment income/(loss)	(.24)	.21	(.01)	.11	.05	(.01)
Net gain/(loss) on investments (both realized and unrealized)	.94	2.28	1.89	(.94)	2.07	1.58
Total from Investment Operations	.70	2.49	1.88	(.83)	2.12	1.57
Less Distributions and Other:
Dividends (from net investment income)*	(.14)	(.02)	–	(.14)	(.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–	–(6)	–
Total Distributions and Other	(.14)	(.02)	–	(.14)	(.02)	–
Net Asset Value, End of Period	$22.72	$22.16	$19.69	$12.51	$13.48	$11.38
Total Return**	3.14%	12.65%	10.56%	(6.33)%	18.64%	16.00%
Net Assets, End of Period (in thousands)	$1,072	$1,571	$61	$2,144	$756	$85
Average Net Assets for the Period (in thousands)	$1,628	$849	$27	$1,645	$291	$7
Ratio of Gross Expenses to Average Net Assets***(3)	1.07%(7)	1.11%(7)	1.10%	1.16%	1.28%	1.37%
Ratio of Net Expenses to Average Net Assets***(3)	1.07%(7)	1.11%(7)	1.05%	1.16%	1.27%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.68)%	1.66%	(0.19)%	0.29%	0.58%	(3.12)%
Portfolio Turnover Rate***	54%	46%	70%	78%	74%	99%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.
(6)	Redemption fees aggregated less than $.01 on a per share basis.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.04% and 1.04%, respectively, in 2011 and 1.07% and 1.07%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

120 | SEPTEMBER 30, 2011

Class A Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period ended
September 30, 2010 and the fiscal period ended October 31,	Janus Global Select Fund			Janus Global Technology Fund
2009	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.99	$9.03	$7.59	$15.25	$12.56	$10.96
Income from Investment Operations:
Net investment income/(loss)	.19	(.01)	(.01)	(.02)	(.03)	.01
Net gain/(loss) on investments (both realized and unrealized)	(1.93)	1.97	1.45	(.18)	2.72	1.59
Total from Investment Operations	(1.74)	1.96	1.44	(.20)	2.69	1.60
Less Distributions and Other:
Dividends (from net investment income)*	(.11)	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)	–
Total Distributions and Other	(.11)	–	–	–	–	–
Net Asset Value, End of Period	$9.14	$10.99	$9.03	$15.05	$15.25	$12.56
Total Return**	(16.04)%	21.71%	18.97%	(1.31)%	21.42%	14.60%
Net Assets, End of Period (in thousands)	$21,288	$33,737	$23,859	$2,150	$1,273	$232
Average Net Assets for the Period (in thousands)	$34,871	$29,501	$24,760	$2,070	$818	$88
Ratio of Gross Expenses to Average Net Assets***(4)	1.08%(5)	1.11%(5)	1.18%(5)	1.12%(6)	1.26%(6)	1.07%(6)
Ratio of Net Expenses to Average Net Assets***(4)	1.08%(5)	1.10%(5)	1.16%(5)	1.11%(6)	1.26%(6)	0.99%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.48%	0.19%	(0.36)%	(0.39)%	(0.66)%	(0.45)%
Portfolio Turnover Rate***	138%	127%	125%	89%	76%	111%

Class A Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended
September 30, 2009 and each fiscal year or period ended	Janus International Equity Fund
July 31	2011	2010	2009(7)	2009(8)	2008	2007(9)(10)

Net Asset Value, Beginning of Period	$10.90	$9.65	$9.11	$11.53	$11.35	$10.00
Income from Investment Operations:
Net investment income/(loss)	.14	.06	.02	.12	(.02)	.09
Net gain/(loss) on investments (both realized and unrealized)	(1.57)	1.20	.52	(2.29)	.29	1.26
Total from Investment Operations	(1.43)	1.26	.54	(2.17)	.27	1.35
Less Distributions and Other:
Dividends (from net investment income)*	(.06)	(.01)	–	(.16)	(.04)	–
Distributions (from capital gains)*	–	–	–	(.09)	(.05)	–
Redemption fees	–	–(3)	–	–	–	–
Total Distributions and Other	(.06)	(.01)	–	(.25)	(.09)	–
Net Asset Value, End of Period	$9.41	$10.90	$9.65	$9.11	$11.53	$11.35
Total Return**	(13.21)%	13.04%	5.93%	(18.29)%	2.29%	13.50%
Net Assets, End of Period (in thousands)	$51,188	$75,583	$71,609	$65,443	$73,749	$800
Average Net Assets for the Period (in thousands)	$76,011	$68,357	$69,156	$54,721	$21,952	$643
Ratio of Gross Expenses to Average Net Assets***(4)	1.22%	1.34%	1.31%	1.41%	1.28%	1.50%
Ratio of Net Expenses to Average Net Assets***(4)	1.22%	1.34%	1.31%	1.41%	1.27%	1.50%
Ratio of Net Investment Income to Average Net Assets***	1.02%	0.76%	1.02%	1.49%(11)	1.32%	1.44%
Portfolio Turnover Rate***	77%	132%	115%	176%	39%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.07% and 1.07%, respectively, in 2011, 1.09% and 1.09%, respectively, in 2010 and 1.16% and 1.14%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.08% and 1.08%, respectively, in 2011, 1.14% and 1.13%, respectively, in 2010 and 1.06% and 0.99%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(8)	Period from August 1, 2008 through July 31, 2009.
(9)	Period from November 28, 2006 (inception date) through July 31, 2007.
(10)	Certain prior year amounts have been reclassified to conform with current year presentation.
(11)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Global & International Funds | 121

Financial Highlights  (continued)

Class A Shares

For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month	Janus Overseas Fund
fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$47.51	$38.63	$33.51
Income from Investment Operations:
Net investment income/(loss)	.08	(.01)	.22
Net gain/(loss) on investments (both realized and unrealized)	(13.67)	9.03	4.90
Total from Investment Operations	(13.59)	9.02	5.12
Less Distributions:
Dividends (from net investment income)*	(.05)	(.14)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.05)	(.14)	–
Net Asset Value, End of Period	$33.87	$47.51	$38.63
Total Return**	(28.64)%	23.39%	15.28%
Net Assets, End of Period (in thousands)	$569,936	$781,965	$462,533
Average Net Assets for the Period (in thousands)	$892,190	$614,405	$452,405
Ratio of Gross Expenses to Average Net Assets***(3)	1.03%	1.07%	1.00%
Ratio of Net Expenses to Average Net Assets***(3)	1.03%	1.07%	1.00%
Ratio of Net Investment Income to Average Net Assets***	0.31%	0.13%	0.39%
Portfolio Turnover Rate***	43%	33%	45%

Class A Shares

	Janus Worldwide
For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month fiscal	Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$43.56	$37.43	$33.40
Income from Investment Operations:
Net investment income	.23	.07	.04
Net gain/(loss) on investments (both realized and unrealized)	(5.10)	6.23	3.99
Total from Investment Operations	(4.87)	6.30	4.03
Less Distributions:
Dividends (from net investment income)*	(.13)	(.17)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.13)	(.17)	–
Net Asset Value, End of Period	$38.56	$43.56	$37.43
Total Return**	(11.23)%	16.87%	12.07%
Net Assets, End of Period (in thousands)	$2,214	$2,575	$3,084
Average Net Assets for the Period (in thousands)	$2,777	$2,620	$2,020
Ratio of Gross Expenses to Average Net Assets***(3)	1.08%	1.00%	1.20%
Ratio of Net Expenses to Average Net Assets***(3)	1.08%	1.00%	1.17%
Ratio of Net Investment Income to Average Net Assets***	0.56%	0.45%	0.81%
Portfolio Turnover Rate***	94%	94%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

122 | SEPTEMBER 30, 2011

Class C Shares

		Janus Emerging
	Janus Asia Equity Fund	Markets Fund
For a share outstanding during the fiscal period ended September 30, 2011	2011(1)	2011(2)

Net Asset Value, Beginning of Period	$10.00	$10.00
Income from Investment Operations:
Net investment loss	(.23)	(.05)
Net loss on investments (both realized and unrealized)	(2.34)	(2.56)
Total from Investment Operations	(2.57)	(2.61)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$7.43	$7.39
Total Return**	(25.70)%	(26.10)%
Net Assets, End of Period (in thousands)	$619	$677
Average Net Assets for the Period (in thousands)	$724	$838
Ratio of Gross Expenses to Average Net Assets***(3)	1.38%(4)	1.71%(5)
Ratio of Net Expenses to Average Net Assets***(3)	1.38%(4)	1.71%(5)
Ratio of Net Investment Income to Average Net Assets***	0.82%	0.33%
Portfolio Turnover Rate***	12%	211%

Class C Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period ended	Janus Global Life
September 30, 2010 and the fiscal period ended October 31,	Sciences Fund			Janus Global Research Fund
2009	2011	2010(6)	2009(7)	2011	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$21.97	$19.64	$17.81	$13.34	$11.34	$9.81
Income from Investment Operations:
Net investment income/(loss)	(.18)	.13	(.03)	.02	.01	(.01)
Net gain/(loss) on investments (both realized and unrealized)	.71	2.20	1.86	(.94)	2.01	1.54
Total from Investment Operations	.53	2.33	1.83	(.92)	2.02	1.53
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	–	–	(.09)	(.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–	–(8)	–
Total Distributions and Other	(.09)	–	–	(.09)	(.02)	–
Net Asset Value, End of Period	$22.41	$21.97	$19.64	$12.33	$13.34	$11.34
Total Return**	2.39%	11.86%	10.28%	(7.02)%	17.79%	15.60%
Net Assets, End of Period (in thousands)	$461	$187	$21	$1,624	$447	$188
Average Net Assets for the Period (in thousands)	$289	$75	$7	$1,238	$248	$28
Ratio of Gross Expenses to Average Net Assets***(3)	1.77%(9)	1.88%(9)	1.87%	1.93%	1.95%	1.55%
Ratio of Net Expenses to Average Net Assets***(3)	1.77%(9)	1.88%(9)	1.80%	1.93%	1.95%	1.31%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.23)%	1.27%	(1.09)%	(0.49)%	(0.03)%	(1.32)%
Portfolio Turnover Rate***	54%	46%	70%	78%	74%	99%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 2.34% and 2.34%, respectively, in 2011 without the waiver of these fees and expenses.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 2.33% and 2.32%, respectively, in 2011 without the waiver of these fees and expenses.
(6)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.
(8)	Redemption fees aggregated less than $.01 on a per share basis.
(9)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.75% and 1.75%, respectively, in 2011 and 1.84% and 1.84%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 123

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period
ended September 30, 2010 and the fiscal period	Janus Global Select Fund			Janus Global Technology Fund
ended October 31, 2009	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.89	$9.01	$7.59	$15.12	$12.53	$10.96
Income from Investment Operations:
Net investment income/(loss)	.10	(.07)	(.03)	(.11)	(.09)	–
Net gain/(loss) on investments (both realized and unrealized)	(1.91)	1.95	1.45	(.22)	2.68	1.57
Total from Investment Operations	(1.81)	1.88	1.42	(.33)	2.59	1.57
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)	–
Total Distributions and Other	(.04)	–	–	–	–	–
Net Asset Value, End of Period	$9.04	$10.89	$9.01	$14.79	$15.12	$12.53
Total Return**	(16.68)%	20.87%	18.71%	(2.18)%	20.67%	14.32%
Net Assets, End of Period (in thousands)	$10,384	$14,285	$9,611	$995	$613	$36
Average Net Assets for the Period (in thousands)	$16,160	$12,066	$9,297	$1,037	$441	$14
Ratio of Gross Expenses to Average Net Assets***(4)	1.81%(5)	1.88%(5)	1.95%(5)	1.84%(6)	1.98%(6)	1.82%(6)
Ratio of Net Expenses to Average Net Assets***(4)	1.81%(5)	1.88%(5)	1.93%(5)	1.84%(6)	1.98%(6)	1.75%(6)
Ratio of Net Investment Loss to Average Net Assets***	(0.23)%	(0.57)%	(1.14)%	(1.11)%	(1.35)%	(1.20)%
Portfolio Turnover Rate***	138%	127%	125%	89%	76%	111%

Class C Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended
September 30, 2009 and each fiscal year or period ended	Janus International Equity Fund
July 31	2011	2010	2009(7)	2009(8)	2008	2007(9)

Net Asset Value, Beginning of Period	$10.68	$9.52	$9.00	$11.37	$11.30	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	(.02)	.01	.06	(.02)	.04
Net gain/(loss) on investments (both realized and unrealized)	(1.51)	1.18	.51	(2.26)	.14	1.26
Total from Investment Operations	(1.49)	1.16	.52	(2.20)	.12	1.30
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.08)	–	–
Distributions (from capital gains)*	–	–	–	(.09)	(.05)	–
Redemption fees	–	–(3)	–	–	–	–
Total Distributions and Other	–	–	–	(.17)	(.05)	–
Net Asset Value, End of Period	$9.19	$10.68	$9.52	$9.00	$11.37	$11.30
Total Return**	(13.95)%	12.18%	5.78%	(18.88)%	1.02%	13.00%
Net Assets, End of Period (in thousands)	$15,027	$21,096	$16,596	$15,260	$16,623	$846
Average Net Assets for the Period (in thousands)	$20,507	$18,979	$15,959	$12,613	$5,971	$619
Ratio of Gross Expenses to Average Net Assets***(4)	1.98%	2.13%	2.08%	2.20%	2.04%	2.26%
Ratio of Net Expenses to Average Net Assets***(4)	1.98%	2.13%	2.07%	2.20%	2.04%	2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.26%	(0.04)%	0.24%	0.75%(10)	0.51%	0.63%
Portfolio Turnover Rate***	77%	132%	115%	176%	39%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.80% and 1.80%, respectively, in 2011, 1.87% and 1.86%, respectively, in 2010 and 1.93% and 1.91%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.80% and 1.80%, respectively, in 2011, 1.85% and 1.85%, respectively, in 2010 and 1.82% and 1.74%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(8)	Period from August 1, 2008 through July 31, 2009.
(9)	Period from November 28, 2006 (inception date) through July 31, 2007.
(10)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

124 | SEPTEMBER 30, 2011

Class C Shares

For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month	Janus Overseas Fund
fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$47.17	$38.52	$33.51
Income from Investment Operations:
Net investment income/(loss)	(.34)	(.24)	.10
Net gain/(loss) on investments (both realized and unrealized)	(13.41)	8.93	4.91
Total from Investment Operations	(13.75)	8.69	5.01
Less Distributions:
Dividends (from net investment income)*	–	(.04)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	(.04)	–
Net Asset Value, End of Period	$33.42	$47.17	$38.52
Total Return**	(29.15)%	22.57%	14.95%
Net Assets, End of Period (in thousands)	$184,001	$281,217	$185,858
Average Net Assets for the Period (in thousands)	$303,311	$239,154	$170,640
Ratio of Gross Expenses to Average Net Assets***(3)	1.77%	1.76%	1.93%
Ratio of Net Expenses to Average Net Assets***(3)	1.77%	1.76%	1.92%
Ratio of Net Investment Loss to Average Net Assets***	(0.44)%	(0.56)%	(0.56)%
Portfolio Turnover Rate***	43%	33%	45%

Class C Shares

	Janus Worldwide
For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month fiscal	Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$43.29	$37.34	$33.40
Income from Investment Operations:
Net investment loss	(.09)	(.17)	(.05)
Net gain/(loss) on investments (both realized and unrealized)	(5.06)	6.12	3.99
Total from Investment Operations	(5.15)	5.95	3.94
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$38.14	$43.29	$37.34
Total Return**	(11.90)%	15.93%	11.80%
Net Assets, End of Period (in thousands)	$1,251	$1,303	$1,144
Average Net Assets for the Period (in thousands)	$1,472	$1,221	$1,063
Ratio of Gross Expenses to Average Net Assets***(3)	1.83%	1.86%	2.07%
Ratio of Net Expenses to Average Net Assets***(3)	1.82%	1.86%	2.05%
Ratio of Net Investment Loss to Average Net Assets***	(0.16)%	(0.32)%	(0.14)%
Portfolio Turnover Rate***	94%	94%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Global & International Funds | 125

Financial Highlights  (continued)

Class D Shares

		Janus Emerging
	Janus Asia Equity Fund	Markets Fund
For a share outstanding during the fiscal period ended September 30, 2011	2011(1)	2011(2)

Net Asset Value, Beginning of Period	$10.00	$10.00
Income from Investment Operations:
Net investment loss	(.18)	(.01)
Net loss on investments (both realized and unrealized)	(2.40)	(2.59)
Total from Investment Operations	(2.58)	(2.60)
Less Distributions and Other:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Redemption fees	–(3)	.02
Total Distributions and Other	–	.02
Net Asset Value, End of Period	$7.42	$7.42
Total Return**	(25.80)%	(25.80)%
Net Assets, End of Period (in thousands)	$1,035	$6,699
Average Net Assets for the Period (in thousands)	$963	$6,847
Ratio of Gross Expenses to Average Net Assets***(4)	1.39%(5)	1.33%(6)
Ratio of Net Expenses to Average Net Assets***(4)	1.39%(5)	1.32%(6)
Ratio of Net Investment Income to Average Net Assets***	0.90%	0.91%
Portfolio Turnover Rate***	12%	211%

Class D Shares

	Janus Global Life		Janus Global
	Sciences Fund		Research Fund
For a share outstanding during each fiscal year or period ended September 30	2011	2010(7)	2011	2010(7)

Net Asset Value, Beginning of Period	$22.21	$21.65	$13.51	$11.79
Income from Investment Operations:
Net investment income/(loss)	(.10)	.24	.07	.09
Net gain/(loss) on investments (both realized and unrealized)	.84	.32	(.89)	1.63
Total from Investment Operations	.74	.56	(.82)	1.72
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	–	(.13)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(.12)	–	(.13)	–
Net Asset Value, End of Period	$22.83	$22.21	$12.56	$13.51
Total Return**	3.32%	2.59%	(6.21)%	14.59%
Net Assets, End of Period (in thousands)	$421,225	$432,620	$104,911	$111,287
Average Net Assets for the Period (in thousands)	$455,425	$426,969	$124,160	$106,191
Ratio of Gross Expenses to Average Net Assets***(4)	0.90%(8)	1.00%(8)	1.00%	1.09%
Ratio of Net Expenses to Average Net Assets***(4)	0.90%(8)	1.00%(8)	1.00%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.45)%	1.74%	0.41%	1.21%
Portfolio Turnover Rate***	54%	46%	78%	74%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 2.26% and 2.26%, respectively, in 2011 without the waiver of these fees and expenses.
(6)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.59% and 1.59%, respectively, in 2011 without the waiver of these fees and expenses.
(7)	Period from February 16, 2010 (inception date) through September 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(8)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.87% and 0.87%, respectively, in 2011 and 0.95% and 0.95%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

126 | SEPTEMBER 30, 2011

Class D Shares

	Janus Global Select Fund		Janus Global Technology Fund
For a share outstanding during each fiscal year or period ended September 30	2011	2010(1)	2011	2010(1)

Net Asset Value, Beginning of Period	$11.01	$9.82	$15.29	$13.46
Income from Investment Operations:
Net investment income	.22	.01	–	.02
Net gain/(loss) on investments (both realized and unrealized)	(1.93)	1.18	(.19)	1.81
Total from Investment Operations	(1.71)	1.19	(.19)	1.83
Less Distributions and Other:
Dividends (from net investment income)*	(.13)	–	–	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(2)	–	–(2)	–(2)
Total Distributions and Other	(.13)	–	–	–
Net Asset Value, End of Period	$9.17	$11.01	$15.10	$15.29
Total Return**	(15.80)%	12.12%	(1.24)%	13.60%
Net Assets, End of Period (in thousands)	$1,611,690	$2,121,813	$507,871	$546,899
Average Net Assets for the Period (in thousands)	$2,155,890	$2,043,615	$603,592	$526,770
Ratio of Gross Expenses to Average Net Assets***(3)	0.85%(4)	0.90%(4)	0.91%(5)	1.08%(5)
Ratio of Net Expenses to Average Net Assets***(3)	0.85%(4)	0.90%(4)	0.91%(5)	1.08%(5)
Ratio of Net Investment Income to Average Net Assets***	0.73%	0.57%	(0.22)%	(0.39)%
Portfolio Turnover Rate***	138%	127%	89%	76%

Class D Shares

	Janus International Equity Fund		Janus Overseas Fund
For a share outstanding during each fiscal year or period ended September 30	2011	2010(1)	2011	2010(1)

Net Asset Value, Beginning of Period	$10.91	$9.71	$47.60	$41.51
Income from Investment Operations:
Net investment income	.12	.03	.19	.16
Net gain/(loss) on investments (both realized and unrealized)	(1.54)	1.16	(13.73)	5.92
Total from Investment Operations	(1.42)	1.19	(13.54)	6.08
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	–	(.08)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	.01	.01	–(2)	.01
Total Distributions and Other	(.09)	.01	(.08)	.01
Net Asset Value, End of Period	$9.40	$10.91	$33.98	$47.60
Total Return**	(13.07)%	12.36%	(28.50)%	14.67%
Net Assets, End of Period (in thousands)	$8,146	$5,558	$1,573,265	$2,440,197
Average Net Assets for the Period (in thousands)	$8,914	$2,807	$2,375,411	$2,308,567
Ratio of Gross Expenses to Average Net Assets***(3)	1.15%	1.16%	0.82%	0.87%
Ratio of Net Expenses to Average Net Assets***(3)	1.15%	1.16%	0.82%	0.87%
Ratio of Net Investment Income to Average Net Assets***	1.12%	1.10%	0.49%	0.66%
Portfolio Turnover Rate***	77%	132%	43%	33%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.85% and 0.85%, respectively, in 2011 and 0.88% and 0.88%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.88% and 0.88%, respectively, in 2011 and 0.97% and 0.96%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 127

Financial Highlights  (continued)

Class D Shares

	Janus Worldwide
	Fund
For a share outstanding during each fiscal year or period ended September 30	2011	2010(1)

Net Asset Value, Beginning of Period	$43.69	$38.92
Income from Investment Operations:
Net investment income	.33	.19
Net gain/(loss) on investments (both realized and unrealized)	(5.66)	4.58
Total from Investment Operations	(5.33)	4.77
Less Distributions and Other:
Dividends (from net investment income)*	(.20)	–
Distributions (from capital gains)*	–	–
Redemption fees	–(2)	–(2)
Total Distributions and Other	(.20)	–
Net Asset Value, End of Period	$38.16	$43.69
Total Return**	(12.28)%	12.26%
Net Assets, End of Period (in thousands)	$1,012,250	$1,253,472
Average Net Assets for the Period (in thousands)	$1,273,472	$1,210,028
Ratio of Gross Expenses to Average Net Assets***(3)	0.86%	0.83%
Ratio of Net Expenses to Average Net Assets***(3)	0.86%	0.83%
Ratio of Net Investment Income to Average Net Assets***	0.76%	0.93%
Portfolio Turnover Rate***	94%	94%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

128 | SEPTEMBER 30, 2011

Class I Shares

		Janus Emerging
	Janus Asia Equity Fund	Markets Fund
For a share outstanding during the fiscal period ended September 30, 2011	2011(1)	2011(2)

Net Asset Value, Beginning of Period	$10.00	$10.00
Income from Investment Operations:
Net investment loss	(.23)	(.01)
Net loss on investments (both realized and unrealized)	(2.34)	(2.58)
Total from Investment Operations	(2.57)	(2.59)
Less Distributions and Other:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Redemption fees	–	–(3)
Total Distributions and Other	–	–
Net Asset Value, End of Period	$7.43	$7.41
Total Return**	(25.70)%	(25.90)%
Net Assets, End of Period (in thousands)	$619	$3,347
Average Net Assets for the Period (in thousands)	$724	$3,574
Ratio of Gross Expenses to Average Net Assets***(4)	1.34%	1.33%
Ratio of Net Expenses to Average Net Assets***(4)	1.34%	1.33%
Ratio of Net Investment Income to Average Net Assets***	0.86%	0.87%
Portfolio Turnover Rate***	12%	211%

Class I Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period ended	Janus Global Life
September 30, 2010 and the fiscal period ended October 31,	Sciences Fund			Janus Global Research Fund
2009	2011	2010(5)	2009(6)	2011	2010(5)	2009(6)

Net Asset Value, Beginning of Period	$22.22	$19.71	$17.81	$13.51	$11.38	$9.81
Income from Investment Operations:
Net investment income/(loss)	(.11)	.24	–	.09	.09	.03
Net gain/(loss) on investments (both realized and unrealized)	.86	2.28	1.90	(.89)	2.06	1.54
Total from Investment Operations	.75	2.52	1.90	(.80)	2.15	1.57
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	(.02)	–	(.16)	(.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(3)	.01	–	–(3)	–(3)	–
Total Distributions and Other	(.15)	(.01)	–	(.16)	(.02)	–
Net Asset Value, End of Period	$22.82	$22.22	$19.71	$12.55	$13.51	$11.38
Total Return**	3.37%	12.85%	10.67%	(6.10)%	18.93%	16.00%
Net Assets, End of Period (in thousands)	$4,313	$4,319	$991	$33,967	$14,228	$37
Average Net Assets for the Period (in thousands)	$4,654	$2,645	$249	$25,488	$8,698	$31
Ratio of Gross Expenses to Average Net Assets***(4)	0.87%(7)	0.92%(7)	0.87%	0.96%	0.96%	0.43%
Ratio of Net Expenses to Average Net Assets***(4)	0.87%(7)	0.91%(7)	0.77%	0.96%	0.96%	0.39%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.45)%	1.81%	0.10%	0.52%	1.34%	1.01%
Portfolio Turnover Rate***	54%	46%	70%	78%	74%	99%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.84% and 0.84%, respectively, in 2011 and 0.88% and 0.88%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 129

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period ended
September 30, 2010 and the fiscal period ended October 31,	Janus Global Select Fund			Janus Global Technology Fund
2009	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.03	$9.04	$7.59	$15.32	$12.57	$10.96
Income from Investment Operations:
Net investment income	.21	.03	–	–	–	–
Net gain/(loss) on investments (both realized and unrealized)	(1.92)	1.97	1.45	(.17)	2.74	1.61
Total from Investment Operations	(1.71)	2.00	1.45	(.17)	2.74	1.61
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	(.01)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(3)	–	N/A	–(3)	.01	–
Total Distributions and Other	(.15)	(.01)	–	–	.01	–
Net Asset Value, End of Period	$9.17	$11.03	$9.04	$15.15	$15.32	$12.57
Total Return**	(15.83)%	22.17%	19.10%	(1.11)%	21.88%	14.69%
Net Assets, End of Period (in thousands)	$26,051	$52,107	$9,121	$6,562	$5,959	$973
Average Net Assets for the Period (in thousands)	$47,794	$28,520	$2,354	$7,506	$1,876	$123
Ratio of Gross Expenses to Average Net Assets***(4)	0.84%(5)	0.79%(5)	0.74%(5)	0.87%(6)	1.10%(6)	0.85%(6)
Ratio of Net Expenses to Average Net Assets***(4)	0.84%(5)	0.79%(5)	0.66%(5)	0.86%(6)	1.10%(6)	0.63%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.69%	0.57%	(0.31)%	(0.16)%	(0.52)%	(1.27)%
Portfolio Turnover Rate***	138%	127%	125%	89%	76%	111%

Class I Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended
September 30, 2009 and each fiscal year or period ended	Janus International Equity Fund
July 31	2011	2010	2009(7)	2009(8)	2008	2007(9)

Net Asset Value, Beginning of Period	$10.90	$9.65	$9.11	$11.52	$11.39	$10.00
Income from Investment Operations:
Net investment income	.16	.09	.02	.14	.08	.05
Net gain/(loss) on investments (both realized and unrealized)	(1.55)	1.20	.52	(2.27)	.16	1.34
Total from Investment Operations	(1.39)	1.29	.54	(2.13)	.24	1.39
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	(.04)	–	(.19)	(.06)	–
Distributions (from capital gains)*	–	–	–	(.09)	(.05)	–
Redemption fees	–(3)	–(3)	–(3)	–(3)	–(3)	–
Total Distributions and Other	(.10)	(.04)	–	(.28)	(.11)	–
Net Asset Value, End of Period	$9.41	$10.90	$9.65	$9.11	$11.52	$11.39
Total Return**	(12.93)%	13.44%	5.93%	(17.89)%	2.02%	13.90%
Net Assets, End of Period (in thousands)	$111,307	$131,905	$80,850	$71,578	$68,397	$22,761
Average Net Assets for the Period (in thousands)	$142,120	$110,413	$75,168	$52,295	$43,172	$6,599
Ratio of Gross Expenses to Average Net Assets***(4)	0.90%	0.99%	0.97%	1.04%	1.19%	1.26%
Ratio of Net Expenses to Average Net Assets***(4)	0.90%	0.99%	0.97%	1.04%	1.18%	1.25%
Ratio of Net Investment Income to Average Net Assets***	1.36%	1.13%	1.37%	2.00%(10)	1.17%	2.28%
Portfolio Turnover Rate***	77%	132%	115%	176%	39%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.83% and 0.83%, respectively, in 2011, 0.78% and 0.77%, respectively, in 2010 and 0.73% and 0.65%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.83% and 0.83%, respectively, in 2011, 0.98% and 0.98%, respectively, in 2010 and 0.85% and 0.63%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(8)	Period from August 1, 2008 through July 31, 2009.
(9)	Period from November 28, 2006 (inception date) through July 31, 2007.
(10)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.04%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

130 | SEPTEMBER 30, 2011

Class I Shares

For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month	Janus Overseas Fund
fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$47.67	$38.67	$33.51
Income from Investment Operations:
Net investment income	.22	.08	.21
Net gain/(loss) on investments (both realized and unrealized)	(13.73)	9.08	4.95
Total from Investment Operations	(13.51)	9.16	5.16
Less Distributions and Other:
Dividends (from net investment income)*	(.13)	(.17)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	.01	–(3)
Total Distributions and Other	(.13)	(.16)	–
Net Asset Value, End of Period	$34.03	$47.67	$38.67
Total Return**	(28.42)%	23.78%	15.40%
Net Assets, End of Period (in thousands)	$1,275,662	$1,534,256	$542,392
Average Net Assets for the Period (in thousands)	$1,878,306	$913,570	$447,943
Ratio of Gross Expenses to Average Net Assets***(4)	0.75%	0.77%	0.70%
Ratio of Net Expenses to Average Net Assets***(4)	0.75%	0.77%	0.69%
Ratio of Net Investment Income to Average Net Assets***	0.61%	0.48%	0.64%
Portfolio Turnover Rate***	43%	33%	45%

Class I Shares

	Janus Worldwide
For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month fiscal	Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$43.68	$37.49	$33.40
Income from Investment Operations:
Net investment income	.41	.23	.09
Net gain/(loss) on investments (both realized and unrealized)	(5.16)	6.18	4.00
Total from Investment Operations	(4.75)	6.41	4.09
Less Distributions and Other:
Dividends (from net investment income)*	(.23)	(.22)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–(3)	–(3)
Total Distributions and Other	(.23)	(.22)	–
Net Asset Value, End of Period	$38.70	$43.68	$37.49
Total Return**	(10.96)%	17.15%	12.25%
Net Assets, End of Period (in thousands)	$14,796	$11,999	$30,008
Average Net Assets for the Period (in thousands)	$15,505	$25,646	$27,800
Ratio of Gross Expenses to Average Net Assets***(4)	0.76%	0.66%	0.77%
Ratio of Net Expenses to Average Net Assets***(4)	0.76%	0.66%	0.76%
Ratio of Net Investment Income to Average Net Assets***	1.00%	0.85%	1.12%
Portfolio Turnover Rate***	94%	94%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Global & International Funds | 131

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month fiscal	Janus Global Select Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.94	$9.02	$7.59
Income from Investment Operations:
Net investment income/(loss)	.13	(.03)	(.01)
Net gain/(loss) on investments (both realized and unrealized)	(1.90)	1.95	1.44
Total from Investment Operations	(1.77)	1.92	1.43
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	–	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–	N/A
Total Distributions and Other	(.08)	–	–
Net Asset Value, End of Period	$9.09	$10.94	$9.02
Total Return**	(16.35)%	21.29%	18.84%
Net Assets, End of Period (in thousands)	$2,159	$3,426	$1,597
Average Net Assets for the Period (in thousands)	$3,171	$2,334	$1,374
Ratio of Gross Expenses to Average Net Assets***(4)	1.46%(5)	1.50%(5)	1.49%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.46%(5)	1.50%(5)	1.47%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.13%	(0.21)%	(0.71)%
Portfolio Turnover Rate***	138%	127%	125%

Class R Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended September 30,	Janus International Equity Fund
2009 and each fiscal year or period ended July 31	2011	2010	2009(6)	2009(7)	2008	2007(8)

Net Asset Value, Beginning of Period	$10.79	$9.58	$9.05	$11.40	$11.32	$10.00
Income from Investment Operations:
Net investment income/(loss)	.10	.03	.01	.09	(.01)	.07
Net gain/(loss) on investments (both realized and unrealized)	(1.56)	1.18	.52	(2.26)	.14	1.25
Total from Investment Operations	(1.46)	1.21	.53	(2.17)	.13	1.32
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	–	–	(.09)	–	–
Distributions (from capital gains)*	–	–	–	(.09)	(.05)	–
Redemption fees	–(3)	–(3)	–	–	–	–
Total Distributions and Other	(.03)	–	–	(.18)	(.05)	–
Net Asset Value, End of Period	$9.30	$10.79	$9.58	$9.05	$11.40	$11.32
Total Return**	(13.58)%	12.63%	5.86%	(18.61)%	1.11%	13.20%
Net Assets, End of Period (in thousands)	$568	$764	$716	$670	$750	$566
Average Net Assets for the Period (in thousands)	$902	$672	$694	$538	$647	$553
Ratio of Gross Expenses to Average Net Assets***(4)	1.63%	1.71%	1.71%	1.78%	2.00%	2.00%
Ratio of Net Expenses to Average Net Assets***(4)	1.63%	1.71%	1.71%	1.78%	2.00%	2.00%
Ratio of Net Investment Income to Average Net Assets***	0.63%	0.41%	0.60%	1.18%(9)	0.22%	0.85%
Portfolio Turnover Rate***	77%	132%	115%	176%	39%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.45% and 1.45%, respectively, in 2011, 1.49% and 1.49%, respectively, in 2010 and 1.48% and 1.45%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(7)	Period from August 1, 2008 through July 31, 2009.
(8)	Period from November 28, 2006 (inception date) through July 31, 2007.
(9)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

132 | SEPTEMBER 30, 2011

Class R Shares

For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month	Janus Overseas Fund
fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$47.32	$38.58	$33.51
Income from Investment Operations:
Net investment income/(loss)	(.09)	(.13)	.16
Net gain/(loss) on investments (both realized and unrealized)	(13.59)	8.95	4.91
Total from Investment Operations	(13.68)	8.82	5.07
Less Distributions and Other:
Dividends (from net investment income)*	–	(.09)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	.01	–
Total Distributions and Other	–	(.08)	–
Net Asset Value, End of Period	$33.64	$47.32	$38.58
Total Return**	(28.91)%	22.91%	15.13%
Net Assets, End of Period (in thousands)	$132,118	$158,469	$99,338
Average Net Assets for the Period (in thousands)	$177,799	$128,643	$95,361
Ratio of Gross Expenses to Average Net Assets***(4)	1.43%	1.48%	1.44%
Ratio of Net Expenses to Average Net Assets***(4)	1.43%	1.48%	1.43%
Ratio of Net Investment Loss to Average Net Assets***	(0.08)%	(0.27)%	(0.07)%
Portfolio Turnover Rate***	43%	33%	45%

Class R Shares

	Janus Worldwide
For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month fiscal	Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$43.46	$37.40	$33.40
Income from Investment Operations:
Net investment income	.10	–	.01
Net gain/(loss) on investments (both realized and unrealized)	(5.14)	6.14	3.99
Total from Investment Operations	(5.04)	6.14	4.00
Less Distributions and Other:
Dividends (from net investment income)*	–	(.08)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–	–
Total Distributions and Other	–	(.08)	–
Net Asset Value, End of Period	$38.42	$43.46	$37.40
Total Return**	(11.60)%	16.44%	11.98%
Net Assets, End of Period (in thousands)	$859	$598	$532
Average Net Assets for the Period (in thousands)	$818	$544	$494
Ratio of Gross Expenses to Average Net Assets***(4)	1.46%	1.41%	1.52%
Ratio of Net Expenses to Average Net Assets***(4)	1.46%	1.41%	1.51%
Ratio of Net Investment Income to Average Net Assets***	0.28%	0.13%	0.39%
Portfolio Turnover Rate***	94%	94%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Global & International Funds | 133

Financial Highlights  (continued)

Class S Shares

		Janus Emerging
	Janus Asia Equity Fund	Markets Fund
For a share outstanding during the fiscal period ended September 30, 2011	2011(1)	2011(2)

Net Asset Value, Beginning of Period	$10.00	$10.00
Income from Investment Operations:
Net investment loss	(.23)	(.03)
Net loss on investments (both realized and unrealized)	(2.34)	(2.56)
Total from Investment Operations	(2.57)	(2.59)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$7.43	$7.41
Total Return**	(25.70)%	(25.90)%
Net Assets, End of Period (in thousands)	$619	$617
Average Net Assets for the Period (in thousands)	$724	$800
Ratio of Gross Expenses to Average Net Assets***(3)	1.36%(4)	1.40%(5)
Ratio of Net Expenses to Average Net Assets***(3)	1.36%(4)	1.39%(5)
Ratio of Net Investment Income to Average Net Assets***	0.84%	0.62%
Portfolio Turnover Rate***	12%	211%

Class S Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period ended	Janus Global Life
September 30, 2010 and the fiscal period ended October 31,	Sciences Fund			Janus Global Research Fund
2009	2011	2010(6)	2009(7)	2011	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$22.09	$19.66	$17.81	$13.43	$11.36	$9.81
Income from Investment Operations:
Net investment income/(loss)	(.20)	.21	–	.09	.03	(.01)
Net gain/(loss) on investments (both realized and unrealized)	.85	2.23	1.85	(.95)	2.06	1.56
Total from Investment Operations	.65	2.44	1.85	(.86)	2.09	1.55
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	(.02)	–	(.08)	(.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(8)	.01	–	–(8)	–(8)	–
Total Distributions and Other	(.08)	(.01)	–	(.08)	(.02)	–
Net Asset Value, End of Period	$22.66	$22.09	$19.66	$12.49	$13.43	$11.36
Total Return**	2.94%	12.46%	10.39%	(6.50)%	18.40%	15.80%
Net Assets, End of Period (in thousands)	$181	$189	$11	$192	$13	$13
Average Net Assets for the Period (in thousands)	$207	$149	$1	$154	$12	$2
Ratio of Gross Expenses to Average Net Assets***(3)	1.24%(9)	1.33%(9)	1.48%	1.35%	1.45%	1.42%
Ratio of Net Expenses to Average Net Assets***(3)	1.24%(9)	1.33%(9)	1.24%	1.35%	1.45%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.80)%	1.16%	(0.07)%	0.21%	0.40%	(1.18)%
Portfolio Turnover Rate***	54%	46%	70%	78%	74%	99%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.84% and 1.84%, respectively, in 2011 without the waiver of these fees and expenses.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets would have been 1.83% and 1.82%, respectively, in 2011 without the waiver of these fees and expenses.
(6)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.
(8)	Redemption fees aggregated less than $.01 on a per share basis.
(9)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.22% and 1.22%, respectively, in 2011 and 1.29% and 1.29%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

134 | SEPTEMBER 30, 2011

Class S Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period ended
September 30, 2010 and the fiscal period ended October 31,	Janus Global Select Fund			Janus Global Technology Fund
2009	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.98	$9.03	$7.59	$15.22	$12.55	$10.96
Income from Investment Operations:
Net investment income/(loss)	.29	(.03)	(.01)	(.05)	(.05)	.01
Net gain/(loss) on investments (both realized and unrealized)	(2.05)	1.98	1.45	(.18)	2.72	1.58
Total from Investment Operations	(1.76)	1.95	1.44	(.23)	2.67	1.59
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(3)	–	N/A	–(3)	–(3)	–
Total Distributions and Other	(.05)	–	–	–	–	–
Net Asset Value, End of Period	$9.17	$10.98	$9.03	$14.99	$15.22	$12.55
Total Return**	(16.12)%	21.59%	18.97%	(1.51)%	21.27%	14.51%
Net Assets, End of Period (in thousands)	$802	$12,076	$13,346	$259	$213	$67
Average Net Assets for the Period (in thousands)	$7,522	$13,398	$10,379	$268	$165	$38
Ratio of Gross Expenses to Average Net Assets***(4)	1.21%(5)	1.24%(5)	1.24%(5)	1.25%(6)	1.43%(6)	1.31%(6)
Ratio of Net Expenses to Average Net Assets***(4)	1.21%(5)	1.24%(5)	1.21%(5)	1.25%(6)	1.42%(6)	1.26%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.14%	0.04%	(0.46)%	(0.54)%	(0.80)%	(0.61)%
Portfolio Turnover Rate***	138%	127%	125%	89%	76%	111%

Class S Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended September 30,	Janus International Equity Fund
2009 and each fiscal year or period ended July 31	2011	2010	2009(7)	2009(8)	2008	2007(9)

Net Asset Value, Beginning of Period	$11.04	$9.78	$9.24	$11.62	$11.34	$10.00
Income from Investment Operations:
Net investment income	.20	.04	.02	.07	.03	.08
Net gain/(loss) on investments (both realized and unrealized)	(1.67)	1.23	.52	(2.25)	–	1.26
Total from Investment Operations	(1.47)	1.27	.54	(2.18)	.03	1.34
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	(.01)	–	(.12)	(.01)	–
Distributions (from capital gains)*	–	–	–	(.09)	(.05)	–
Redemption fees	–(3)	–(3)	–(3)	.01	.31	–
Total Distributions and Other	(.05)	(.01)	–	(.20)	.25	–
Net Asset Value, End of Period	$9.52	$11.04	$9.78	$9.24	$11.62	$11.34
Total Return**	(13.41)%	13.03%	5.84%	(18.22)%	2.94%	13.40%
Net Assets, End of Period (in thousands)	$2,865	$6,363	$4,702	$4,279	$3,426	$602
Average Net Assets for the Period (in thousands)	$5,948	$5,510	$4,556	$2,738	$2,837	$565
Ratio of Gross Expenses to Average Net Assets***(4)	1.38%	1.46%	1.46%	1.54%	1.54%	1.75%
Ratio of Net Expenses to Average Net Assets***(4)	1.38%	1.46%	1.46%	1.54%	1.54%	1.75%
Ratio of Net Investment Income to Average Net Assets***	0.84%	0.63%	0.86%	1.50%(10)	1.07%	1.10%
Portfolio Turnover Rate***	77%	132%	115%	176%	39%	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.20% and 1.20%, respectively, in 2011, 1.23% and 1.23%, respectively, in 2010 and 1.22% and 1.19%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.22% and 1.21%, respectively, in 2011, 1.30% and 1.29%, respectively, in 2010 and 1.31% and 1.26%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(7)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(8)	Period from August 1, 2008 through July 31, 2009.
(9)	Period from November 28, 2006 (inception date) through July 31, 2007.
(10)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.04%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Global & International Funds | 135

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the fiscal year ended September 30, 2011, the eleven-
month fiscal period ended September 30, 2010 and the fiscal period ended October 31,	Janus Overseas Fund
2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$47.44	$38.61	$33.51
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.04)	.20
Net gain/(loss) on investments (both realized and unrealized)	(13.62)	8.97	4.89
Total from Investment Operations	(13.63)	8.93	5.09
Less Distributions and Other:
Dividends (from net investment income)*	–	(.11)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	.01	.01	.01
Total Distributions and Other	.01	(.10)	.01
Net Asset Value, End of Period	$33.82	$47.44	$38.61
Total Return**	(28.71)%	23.20%	15.22%
Net Assets, End of Period (in thousands)	$1,132,967	$1,728,739	$1,371,807
Average Net Assets for the Period (in thousands)	$1,731,141	$1,601,017	$1,344,815
Ratio of Gross Expenses to Average Net Assets***(3)	1.18%	1.22%	1.19%
Ratio of Net Expenses to Average Net Assets***(3)	1.18%	1.22%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.13%	(0.04)%	0.18%
Portfolio Turnover Rate***	43%	33%	45%

Class S Shares

	Janus Worldwide
For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month fiscal	Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$43.56	$37.43	$33.40
Income from Investment Operations:
Net investment income	.15	.09	.04
Net gain/(loss) on investments (both realized and unrealized)	(5.11)	6.16	3.98
Total from Investment Operations	(4.96)	6.25	4.02
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	(.12)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	.01	–(4)	.01
Total Distributions and Other	(.04)	(.12)	.01
Net Asset Value, End of Period	$38.56	$43.56	$37.43
Total Return**	(11.38)%	16.73%	12.07%
Net Assets, End of Period (in thousands)	$42,417	$61,881	$61,824
Average Net Assets for the Period (in thousands)	$59,117	$62,208	$62,260
Ratio of Gross Expenses to Average Net Assets***(3)	1.21%	1.16%	1.27%
Ratio of Net Expenses to Average Net Assets***(3)	1.21%	1.16%	1.26%
Ratio of Net Investment Income to Average Net Assets***	0.37%	0.38%	0.64%
Portfolio Turnover Rate***	94%	94%	195%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Redemption fees aggregated less than $.01 on a per share basis.

See Notes to Financial Statements.

136 | SEPTEMBER 30, 2011

Class T Shares

		Janus Emerging
	Janus Asia Equity Fund	Markets Fund
For a share outstanding during the fiscal period ended September 30, 2011	2011(1)	2011(2)

Net Asset Value, Beginning of Period	$10.00	$10.00
Income from Investment Operations:
Net investment loss	(.23)	(.01)
Net loss on investments (both realized and unrealized)	(2.34)	(2.59)
Total from Investment Operations	(2.57)	(2.60)
Less Distributions and Other:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Redemption fees	–	.01
Total Distributions and Other	–	.01
Net Asset Value, End of Period	$7.43	$7.41
Total Return**	(25.70)%	(25.90)%
Net Assets, End of Period (in thousands)	$619	$1,301
Average Net Assets for the Period (in thousands)	$724	$1,320
Ratio of Gross Expenses to Average Net Assets***(3)	1.35%	1.34%
Ratio of Net Expenses to Average Net Assets***(3)	1.35%	1.34%
Ratio of Net Investment Income to Average Net Assets***	0.85%	0.85%
Portfolio Turnover Rate***	12%	211%

Class T Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period
ended September 30, 2010 and each fiscal year ended	Janus Global Life Sciences Fund
October 31	2011	2010(4)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$22.19	$19.70	$17.78	$24.12	$20.25	$19.37
Income from Investment Operations:
Net investment income/(loss)	(.12)	.27	.04	.03	–	–
Net gain/(loss) on investments (both realized and unrealized)	.84	2.22	1.94	(6.38)	3.87	.88
Total from Investment Operations	.72	2.49	1.98	(6.35)	3.87	.88
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	–(5)	(.06)	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(6)	–(6)	–(6)	.01	–(6)	–(6)
Total Distributions and Other	(.10)	–	(.06)	.01	–	–
Net Asset Value, End of Period	$22.81	$22.19	$19.70	$17.78	$24.12	$20.25
Total Return**	3.26%	12.65%	11.21%	(26.29)%	19.11%	4.54%
Net Assets, End of Period (in thousands)	$203,916	$230,708	$646,206	$653,106	$894,002	$982,030
Average Net Assets for the Period (in thousands)	$232,934	$381,186	$618,360	$835,370	$874,776	$1,101,726
Ratio of Gross Expenses to Average Net Assets***(3)	1.00%(7)	1.01%(7)	1.04%	0.98%	1.01%	1.02%
Ratio of Net Expenses to Average Net Assets***(3)	1.00%(7)	1.01%(7)	1.03%	0.97%	0.99%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.56)%	0.80%	0.28%	0.15%	(0.27)%	(0.39)%
Portfolio Turnover Rate***	54%	46%	70%	81%	61%	87%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(5)	Dividends (from net investment income) aggregated less than $.01 on a per share basis.
(6)	Redemption fees aggregated less than $.01 on a per share basis.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.97% and 0.97%, respectively, in 2011 and 0.98% and 0.98%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Global & International Funds | 137

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period
ended September 30, 2010 and each fiscal year ended	Janus Global Research Fund
October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$13.50	$11.38	$8.81	$17.11	$13.16	$11.11
Income from Investment Operations:
Net investment income	.04	.06	.05	.04	.04	.10
Net gain/(loss) on investments (both realized and unrealized)	(.87)	2.06	2.60	(7.58)	4.72	2.22
Total from Investment Operations	(.83)	2.12	2.65	(7.54)	4.76	2.32
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	–(2)	(.08)	(.05)	(.05)	(.04)
Distributions (from capital gains)*	–	–	–	(.72)	(.76)	(.23)
Redemption fees	–(3)	–(3)	–(3)	.01	–(3)	–
Total Distributions and Other	(.12)	–	(.08)	(.76)	(.81)	(.27)
Net Asset Value, End of Period	$12.55	$13.50	$11.38	$8.81	$17.11	$13.16
Total Return**	(6.27)%	18.67%	30.46%	(45.95)%	38.09%	21.21%
Net Assets, End of Period (in thousands)	$93,622	$114,874	$203,125	$167,476	$284,162	$113,025
Average Net Assets for the Period (in thousands)	$118,574	$142,843	$166,030	$260,977	$173,760	$79,500
Ratio of Gross Expenses to Average Net Assets***(4)	1.10%	1.18%	1.25%	1.15%	1.12%	1.16%
Ratio of Net Expenses to Average Net Assets***(4)	1.10%	1.18%	1.24%	1.14%	1.11%	1.14%
Ratio of Net Investment Income to Average Net Assets***	0.30%	0.47%	0.56%	0.39%(5)	0.36%	0.48%
Portfolio Turnover Rate***	78%	74%	99%	95%	72%	118%

Class T Shares

For a share outstanding during the fiscal year
ended September 30, 2011, the eleven-month
fiscal period ended September 30, 2010 and	Janus Global Select Fund
each fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006(6)

Net Asset Value, Beginning of Period	$11.01	$9.03	$7.14	$13.57	$9.49	$7.80
Income from Investment Operations:
Net investment income/(loss)	.20	(.01)	.01	.08	.03	.04
Net gain/(loss) on investments (both realized and unrealized)	(1.93)	1.99	1.95	(6.47)	4.07	1.71
Total from Investment Operations	(1.73)	1.98	1.96	(6.39)	4.10	1.75
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	–(2)	(.06)	(.04)	(.02)	(.06)
Distributions (from capital gains)*	–	–	–	–	–	–
Return of capital	N/A	N/A	(.01)	N/A	N/A	N/A
Redemption fees	–(3)	–	N/A	N/A	N/A	N/A
Total Distributions and Other	(.12)	–	(.07)	(.04)	(.02)	(.06)
Net Asset Value, End of Period	$9.16	$11.01	$9.03	$7.14	$13.57	$9.49
Total Return**	(15.97)%	21.96%	27.96%	(47.21)%	43.32%	22.58%
Net Assets, End of Period (in thousands)	$831,865	$1,381,716	$3,133,551	$2,694,881	$5,188,347	$3,243,102
Average Net Assets for the Period (in thousands)	$1,277,525	$2,008,730	$2,600,372	$4,709,077	$3,773,555	$966,223
Ratio of Gross Expenses to Average Net Assets***(4)	0.96%(7)	0.95%(7)	0.97%(7)	0.94%(7)	0.93%	1.00%
Ratio of Net Expenses to Average Net Assets***(4)	0.96%(7)	0.95%(7)	0.96%(7)	0.94%(7)	0.92%	0.99%
Ratio of Net Investment Income to Average Net Assets***	0.59%	0.22%	0.14%	0.67%	0.34%	0.80%
Portfolio Turnover Rate***	138%	127%	125%	144%	24%	63%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Dividends (from net investment income) aggregated less than $.01 on a per share basis.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on the total net assets of the class.
(6)	Effective October 31, 2006, Janus Olympus Fund merged into Janus Global Select Fund.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.95% and 0.95%, respectively, in 2011, 0.94% and 0.94%, respectively, in 2010, 0.96% and 0.95%, respectively, in 2009 and 0.93% and 0.92%, respectively, in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

138 | SEPTEMBER 30, 2011

Class T Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period
ended September 30, 2010 and each fiscal year ended	Janus Global Technology Fund
October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$15.28	$12.57	$9.29	$16.51	$12.23	$10.88
Income from Investment Operations:
Net investment income/(loss)	(.03)	(.05)	–	–	.06	–
Net gain/(loss) on investments (both realized and unrealized)	(.16)	2.76	3.28	(7.16)	4.22	1.36
Total from Investment Operations	(.19)	2.71	3.28	(7.16)	4.28	1.36
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.06)	–	(.01)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	–	–	–	(.06)	–	(.01)
Net Asset Value, End of Period	$15.09	$15.28	$12.57	$9.29	$16.51	$12.23
Total Return**	(1.24)%	21.56%	35.31%	(43.51)%	35.00%	12.48%
Net Assets, End of Period (in thousands)	$225,429	$265,438	$713,536	$533,329	$1,028,084	$914,349
Average Net Assets for the Period (in thousands)	$283,158	$424,663	$584,300	$828,435	$915,092	$999,147
Ratio of Gross Expenses to Average Net Assets***(3)	1.00%(4)	1.13%(4)	1.06%(4)	1.02%(4)	1.04%	1.13%
Ratio of Net Expenses to Average Net Assets***(3)	1.00%(4)	1.13%(4)	1.05%(4)	1.01%(4)	1.03%	1.11%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.31)%	(0.66)%	(0.32)%	(0.15)%(5)	0.40%	(0.30)%
Portfolio Turnover Rate***	89%	76%	111%	90%	57%	85%

Class T Shares

For a share outstanding during each fiscal year ended September 30, the two-month	Janus International Equity Fund
fiscal period ended September 30, 2009 and the fiscal period ended July 31, 2009	2011	2010	2009(6)	2009(7)

Net Asset Value, Beginning of Period	$10.86	$9.64	$9.10	$8.34
Income from Investment Operations:
Net investment income	.11	.05	.02	.01
Net gain/(loss) on investments (both realized and unrealized)	(1.53)	1.22	.52	.75
Total from Investment Operations	(1.42)	1.27	.54	.76
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	(.05)	–	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–(2)	–(2)	–	–
Total Distributions and Other	(.10)	(.05)	–	–
Net Asset Value, End of Period	$9.34	$10.86	$9.64	$9.10
Total Return**	(13.23)%	13.22%	5.93%	9.11%
Net Assets, End of Period (in thousands)	$5,184	$2,137	$1	$1
Average Net Assets for the Period (in thousands)	$4,425	$645	$1	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.12%	1.26%	1.07%	1.50%
Ratio of Net Expenses to Average Net Assets***(3)	1.12%	1.26%	1.07%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.13%	1.14%	1.23%	(0.41)%
Portfolio Turnover Rate***	77%	132%	115%	176%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.97% and 0.97%, respectively, in 2011, 0.99% and 0.99%, respectively, in 2010, 1.06% and 1.05%, respectively, in 2009 and 1.02% and 1.01%, respectively, in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02%. The adjustment had no impact on the total net assets of the class.
(6)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(7)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

Janus Global & International Funds | 139

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the fiscal year
ended September 30, 2011, the eleven-month
fiscal period ended September 30, 2010 and	Janus Overseas Fund
each fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$47.56	$38.65	$27.12	$63.02	$42.45	$28.42
Income from Investment Operations:
Net investment income	.11	.01	.41	.63	.36	.49
Net gain/(loss) on investments (both realized and unrealized)	(13.68)	9.04	12.66	(31.38)	20.74	13.80
Total from Investment Operations	(13.57)	9.05	13.07	(30.75)	21.10	14.29
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	(.15)	(.22)	(.88)	(.55)	(.28)
Distributions (from capital gains)*	–	–	(1.33)	(4.29)	–	–
Redemption fees	.01	.01	.01	.02	.02	.02
Total Distributions and Other	(.04)	(.14)	(1.54)	(5.15)	(.53)	(.26)
Net Asset Value, End of Period	$33.95	$47.56	$38.65	$27.12	$63.02	$42.45
Total Return**	(28.54)%	23.48%	51.63%	(52.78)%	50.24%	50.71%
Net Assets, End of Period (in thousands)	$3,719,191	$6,113,812	$7,112,657	$4,345,024	$11,424,962	$5,317,122
Average Net Assets for the Period (in thousands)	$6,059,513	$6,528,596	$5,182,633	$9,214,669	$7,916,993	$3,933,175
Ratio of Gross Expenses to Average Net Assets***(2)	0.93%	0.95%	0.91%	0.90%	0.89%	0.92%
Ratio of Net Expenses to Average Net Assets***(2)	0.93%	0.95%	0.91%	0.89%	0.89%	0.91%
Ratio of Net Investment Income to Average Net Assets***	0.37%	0.14%	0.90%	0.79%	0.77%	1.69%
Portfolio Turnover Rate***	43%	33%	45%	50%	51%	61%

Class T Shares

For a share outstanding during the fiscal year
ended September 30, 2011, the eleven-month	Janus Worldwide
fiscal period ended September 30, 2010 and	Fund
each fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$43.67	$37.49	$31.36	$60.04	$48.05	$41.41
Income from Investment Operations:
Net investment income	.28	.20	.41	.43	.32	.65
Net gain/(loss) on investments (both realized and unrealized)	(5.65)	6.16	6.37	(28.82)	12.31	6.48
Total from Investment Operations	(5.37)	6.36	6.78	(28.39)	12.63	7.13
Less Distributions and Other:
Dividends (from net investment income)*	(.21)	(.18)	(.65)	(.29)	(.64)	(.49)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(.21)	(.18)	(.65)	(.29)	(.64)	(.49)
Net Asset Value, End of Period	$38.09	$43.67	$37.49	$31.36	$60.04	$48.05
Total Return**	(12.39)%	17.01%	22.08%	(47.49)%	26.53%	17.34%
Net Assets, End of Period (in thousands)	$779,768	$1,055,258	$2,207,945	$2,044,859	$4,645,253	$4,373,358
Average Net Assets for the Period (in thousands)	$1,030,840	$1,454,113	$1,971,727	$3,480,275	$4,522,584	$4,601,953
Ratio of Gross Expenses to Average Net Assets***(2)	0.96%	0.87%	0.76%	0.83%	0.88%	0.87%
Ratio of Net Expenses to Average Net Assets***(2)	0.96%	0.86%	0.76%	0.83%	0.87%	0.86%
Ratio of Net Investment Income to Average Net Assets***	0.64%	0.55%	1.34%	0.82%	0.53%	1.31%
Portfolio Turnover Rate***	94%	94%	195%	16%	27%	43%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Redemption fees aggregated less than $.01 on a per share basis.

See Notes to Financial Statements.

140 | SEPTEMBER 30, 2011

Notes to Schedules of Investments

Lipper Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Lipper Global Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Lipper Global Health/Biotechnology Funds	Funds that invest at least 65% of their equity portfolios in shares of companies engaged in health-care, medicine, and biotechnology.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country Asia ex-Japan Index	An unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout Asia, excluding Japan. It is designed to measure equity market performance in Asian developed and emerging markets outside of Japan. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Morgan Stanley Capital International World Growth Index	Measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Health Care Index	A capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 3000® Growth Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

Janus Global & International Funds | 141

Notes to Schedules of Investments (continued)

ADS	American Depositary Shares

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

LIBOR	London Interbank Offered Rate

PCL	Public Company Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
ß	Security is illiquid.

∞  Schedule of Fair Valued Securities (as of September 30, 2011)

		Value as a
	Value	% of Net Assets

Janus Global Life Sciences Fund
Fibrogen, Inc. – Private Placement	$5,786,786	0.9%
GMP Companies, Inc. – Private Placement	–	0.0%
Lifesync Holdings, Inc. – Private Placement	–	0.0%
Mediquest Therapeutics – expires 6/15/12	1	0.0%
Mediquest Therapeutics – Private Placement	2,509,255	0.4%
Mediquest Therapeutics – Private Placement, (Series A-1), 0%	1,557,765	0.2%
Portola Pharmaceuticals, Inc. – Private Placement, 0%	4,846,045	0.8%

	$14,699,852	2.3%

Janus Global Research Fund
FU JI Food & Catering Services Holdings, Ltd.	$–	0.0%

Janus International Equity Fund
FU JI Food & Catering Services Holdings, Ltd.	$–	0.0%

Janus Overseas Fund
Anglo Irish Bank Corp., Ltd.	$–	0.0%
Chaoda Modern Agriculture Holdings, Ltd.	12,532,298	0.1%
FU JI Food & Catering Services Holdings, Ltd.	–	0.0%

Janus Worldwide Fund
Chaoda Modern Agriculture Holdings, Ltd.	$1,606,580	0.1%

Securities are valued at “fair value” pursuant to procedures adopted by the Funds’ Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

142 | SEPTEMBER 30, 2011

§ Schedule of Restricted and Illiquid Securities (as of September 30, 2011)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Global Life Sciences Fund
Fibrogen, Inc. – Private Placement	12/28/04 – 11/8/05	$5,786,786	$5,786,786	0.9%
GMP Companies, Inc. – Private Placement	3/9/09	883,256	–	0.0%
Lifesync Holdings, Inc. – Private Placement	3/9/09	4,986,172	–	0.0%
Mediquest Therapeutics – expires 6/15/12	10/12/07 – 5/08/08	94,066	1	0.0%
Mediquest Therapeutics – Private Placement	5/11/06 – 6/15/06	5,018,510	2,509,255	0.4%
Mediquest Therapeutics – Private Placement, (Series A-1), 0%	3/31/09	3,135,054	1,557,765	0.2%
Portola Pharmaceuticals, Inc. – Private Placement, 0%	7/3/08	4,130,815	4,846,045	0.8%

		$24,034,659	$14,699,852	2.3%

Janus Global Research Fund
FU JI Food & Catering Services Holdings, Ltd.	11/12/07-7/8/08	$3,115,375	$–	0.0%

Janus International Equity Fund
FU JI Food & Catering Services Holdings, Ltd.	8/9/07-8/14/08	$2,173,340	$–	0.0%

Janus Overseas Fund
Anglo Irish Bank Corp., Ltd.	6/14/02-9/16/08	$330,695,946	$–	0.0%
FU JI Food & Catering Services Holdings, Ltd.	1/15/08-1/31/08	44,396,141	–	0.0%

		$375,092,087	$–	0.0%

The Funds have registration rights for certain restricted securities held as of September 30, 2011. The issuer incurs all registration costs.

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended September 30, 2011.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/11

Janus Global Life Sciences Fund
GMP Companies, Inc. – Private Placement*,§ (1)	–	$–	–	$–	$–	$–	$–
Lifesync Holdings, Inc. – Private Placement*,§	–	–	–	–	–	–	–
Mediquest Therapeutics – Private Placement*,§	–	–	–	–	–	–	2,509,255

		$–		$–	$–	$–	$2,509,255

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/11

Janus Global Select Fund
Bwin.Party Digital Entertainment PLC*(2)(3)	15,834,318	$46,232,724	–	$–	$–	$–	$ N/A
Chroma ATE, Inc.(4)	3,664,000	8,752,839	1,859,000	4,326,569	227,143	3,002,318	44,335,926
EVA Precision Industrial Holdings, Ltd.(5)	66,092,000	49,766,116	1,188,000	479,164	(68,484)	698,021	31,379,573
Gategroup Holding A.G.*	2,624,024	119,969,827	937,794	46,707,055	(15,326,996)	–	52,303,073
Tellabs, Inc.	20,283,753	100,010,164	2,030,112	11,731,710	(3,544,838)	1,034,999	118,951,194
Wesco International, Inc.*(2)	–	–	256,800	7,073,436	4,524,377	–	N/A

		$324,731,670		$70,317,934	$(14,188,798)	$4,735,338	$246,969,766

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/11

Janus Global Technology Fund
Vocus, Inc.*(2)	–	$–	451,787	$10,766,641	$1,481,589	$–	$ N/A

Janus Global & International Funds | 143

Notes to Schedules of Investments (continued)

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/11

Janus Overseas Fund
ARM Holdings PLC(2)	–	$–	47,094,470	$111,392,845	$270,136,432	$–	$ N/A
Bajaj Hindusthan, Ltd.(2)	–	–	–	–	–	190,612	N/A
Chaoda Modern Agriculture Holdings, Ltd.ß	–	–	–	–	–	2,183,734	12,532,298
Commercial Bank of Ceylon PLC(2)(6)	–	–	–	–	–	217,271	N/A
Cosan, Ltd. – Class A	–	–	–	–	–	3,966,399	133,611,984
Cyrela Brazil Realty S.A.	8,877,300	89,716,137	–	–	–	–	142,224,867
Delta Air Lines, Inc.*	19,228,405	164,740,853	–	–	–	–	418,510,995
International Consolidated Airlines Group S.A.(2)(7)	–	–	–	–	–	–	N/A
John Keells Holdings PLC(8)	–	–	–	–	–	1,760,434	161,223,741
Li & Fung, Ltd.(9)	106,730,000	378,553,479	1,876,000	6,019,443	4,598,329	10,753,835	724,429,012
Melco International Development, Ltd.*	–	–	–	–	–	145,242	48,104,409
Niko Resources, Ltd.	–	–	–	–	–	624,490	106,728,429
Petroplus Holdings A.G.	–	–	–	–	–	–	68,347,657

		$633,010,469		$117,412,288	$274,734,761	$19,842,017	$1,815,713,392

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/11

Janus Worldwide Fund
Blackboard, Inc.*(2)	–	$–	1,726,515	$72,593,508	$1,153,816	$–	$ N/A

(1)	Certificates will be issued under new company name, Lifesync Holdings, Inc.
(2)	Company was no longer an affiliate as of September 30, 2011.
(3)	On March 31, 2011, PartyGaming PLC merged with bwin Interactive Entertainment to form Bwin.Party Digital Entertainment PLC. Prior to the merger PartyGaming PLC was an affiliate of the Fund.
(4)	Shares were adjusted to reflect a 4% stock dividend on 7/12/11.
(5)	Shares were adjusted to reflect a 100% stock dividend on 5/13/11.
(6)	Shares were adjusted to reflect a 0.643% stock dividend on 3/31/11.
(7)	On January 24, 2011, British Airways PLC merged with Iberia LAE S.A. to form International Consolidated Airlines Group S.A. Prior to the merger British Airways PLC was an affiliate of the Fund.
(8)	Shares were adjusted to reflect a 4 for 3 stock split on 6/30/11.
(9)	Shares were adjusted to reflect a 2 for 1 stock split on 5/19/11.

144 | SEPTEMBER 30, 2011

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of September 30, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Asia Equity Fund
Common Stock
Agricultural Operations	$–	$76,655	$–
Airlines	–	62,119	–
Automotive – Cars and Light Trucks	–	74,975	–
Automotive – Truck Parts and Equipment – Original	–	38,061	–
Building – Heavy Construction	–	65,809	–
Building and Construction – Miscellaneous	–	35,443	–
Building and Construction Products – Miscellaneous	–	64,220	–
Casino Hotels	–	78,411	–
Cellular Telecommunications	–	97,528	–
Coal	–	106,828	–
Commercial Banks	–	388,097	–
Consumer Products – Miscellaneous	–	62,422	–
Cosmetics and Toiletries	–	35,748	–
Distribution/Wholesale	–	23,423	–
Diversified Financial Services	–	133,095	–
Diversified Operations	–	146,587	–
Electric – Integrated	–	35,953	–
Electronic Components – Miscellaneous	–	35,729	–
Electronic Components – Semiconductors	–	131,713	–
Electronic Measuring Instruments	–	40,633	–
Electronic Parts Distributors	–	33,127	–
Energy – Alternate Sources	–	41,225	–
Food – Miscellaneous/Diversified	–	38,117	–
Food – Wholesale/Distribution	–	37,516	–
Hotels and Motels	–	37,684	–
Internet Applications Software	–	38,975	–
Life and Health Insurance	–	75,084	–
Machinery – Construction and Mining	–	54,288	–
Metal – Diversified	–	65,443	–
Multi-Line Insurance	–	27,949	–
Oil Companies – Exploration and Production	–	72,300	–
Oil Companies – Integrated	–	34,557	–
Paper and Related Products	–	32,111	–
Petrochemicals	–	65,499	–
Property and Casualty Insurance	–	39,468	–
Real Estate Operating/Development	–	202,027	–
REIT – Hotels	–	38,463	–
REIT – Warehouse/Industrial	–	40,552	–
Retail – Apparel and Shoe	–	36,036	–
Retail – Consumer Electronics	–	23,670	–
Retail – Convenience Stores	–	45,087	–
Retail – Major Department Stores	–	37,116	–
Retail – Regional Department Stores	–	30,256	–
Semiconductor Components/Integrated Circuits	–	128,632	–
Steel – Producers	–	140,951	–
Textile – Products	–	40,006	–
Tobacco	–	49,345	–
Wireless Equipment	–	21,976	–

Money Market	–	262,000	–

Total Investments in Securities	$–	$3,522,909	$–

Janus Global & International Funds | 145

Notes to Schedules of Investments (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Emerging Markets Fund
Common Stock
Automotive – Cars and Light Trucks	$–	$98,076	$–
Automotive – Truck Parts and Equipment – Original	–	86,064	–
Brewery	–	159,899	–
Casino Hotels	–	61,016	–
Cellular Telecommunications	–	670,701	–
Coal	–	294,353	–
Commercial Banks	–	1,798,541	–
Consumer Products – Miscellaneous	–	75,473	–
Distribution/Wholesale	–	173,215	–
Diversified Financial Services	–	189,214	–
Diversified Minerals	–	429,055	–
Diversified Operations	–	227,214	–
Educational Software	–	89,575	–
Electric – Integrated	–	64,626	–
Electronic Components – Semiconductors	–	320,175	–
Electronic Parts Distributors	–	151,900	–
Finance – Investment Bankers/Brokers	–	249,361	–
Finance – Mortgage Loan Banker	–	38,977	–
Food – Miscellaneous/Diversified	–	214,167	–
Food – Wholesale/Distribution	–	92,783	–
Hotels and Motels	–	150,735	–
Industrial Automation and Robotics	–	110,172	–
Insurance Brokers	–	108,220	–
Internet Content – Entertainment	–	24,802	–
Life and Health Insurance	–	200,876	–
Medical – Drugs	–	150,804	–
Medical – Generic Drugs	–	112,206	–
Metal – Aluminum	–	101,554	–
Metal – Copper	–	63,572	–
Metal – Diversified	80,857	221,739	–
Metal – Iron	–	45,044	–
Oil and Gas Drilling	–	76,685	–
Oil Companies – Exploration and Production	215,695	289,966	–
Oil Companies – Integrated	127,317	688,844	–
Oil Refining and Marketing	–	159,398	–
Property and Casualty Insurance	–	144,299	–
Real Estate Operating/Development	46,752	703,372	–
Retail – Apparel and Shoe	–	295,579	–
Rubber/Plastic Products	–	107,939	–
Shipbuilding	–	120,064	–
Steel – Producers	50,928	308,195	–
Telecommunication Services	–	135,069	–
All Other	864,695	–	–

Exchange-Traded Funds	–	695,930	–

Money Market	–	692,005	–

Total Investments in Securities	$1,386,244	$11,191,454	$–

146 | SEPTEMBER 30, 2011

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Global Life Sciences Fund
Common Stock
Chemicals – Diversified	$–	$4,943,018	$–
Medical – Biomedical and Genetic	127,994,872	–	5,786,786
Medical – Drugs	119,535,883	65,832,111	–
Medical – Generic Drugs	24,938,891	18,241,549	2,509,255
Medical – Wholesale Drug Distributors	8,562,596	4,230,332	–
Medical Instruments	12,470,531	–	–
Soap and Cleaning Preparations	–	4,915,506	–
All Other	211,214,503	–	–

Preferred Stock	–	–	6,403,810

Warrants	–	–	1

Money Market	–	12,740,217	–

Total Investments in Securities	$504,717,276	$110,902,733	$14,699,852

Investments in Securities:
Janus Global Research Fund
Common Stock
Apparel Manufacturers	$2,088,957	$1,354,064	$–
Automotive – Cars and Light Trucks	3,335,628	3,773,100	–
Brewery	–	1,702,344	–
Building and Construction Products – Miscellaneous	–	1,789,222	–
Cable/Satellite Television	2,420,681	1,286,455	–
Casino Hotels	1,117,671	1,474,225	–
Cellular Telecommunications	–	1,328,267	–
Chemicals – Diversified	1,607,763	2,203,468	–
Commercial Banks	–	2,605,869	–
Distribution/Wholesale	2,691,686	4,212,432	–
Educational Software	–	570,602	–
Electronic Components – Semiconductors	3,127,641	1,914,356	–
Electronic Measuring Instruments	–	2,355,325	–
Finance – Other Services	–	1,004,179	–
Food – Catering	–	–	–
Food – Miscellaneous/Diversified	–	3,665,261	–
Food – Wholesale/Distribution	–	1,761,670	–
Hotels and Motels	1,922,545	1,625,455	–
Industrial Automation and Robotics	–	4,145,205	–
Insurance Brokers	1,175,650	622,915	–
Internet Gambling	–	1,899,119	–
Life and Health Insurance	1,134,387	4,100,219	–
Medical – Drugs	5,628,649	1,301,189	–
Oil – Field Services	4,834,141	3,121,141	–
Oil and Gas Drilling	1,055,519	584,205	–
Oil Companies – Exploration and Production	3,457,511	3,311,424	–
Oil Companies – Integrated	1,864,953	1,425,911	–
Oil Refining and Marketing	–	1,212,970	–
Real Estate Management/Services	1,375,089	1,181,751	–
Real Estate Operating/Development	–	1,199,343	–
Retail – Apparel and Shoe	2,845,003	2,597,099	–
Retail – Jewelry	–	2,028,040	–
Rubber/Plastic Products	–	2,576,449	–
Semiconductor Components/Integrated Circuits	2,172,533	2,429,692	–
Soap and Cleaning Preparations	–	1,751,988	–
Tobacco	1,472,043	2,748,679	–
Toys	2,348,689	568,214	–
Wireless Equipment	1,541,230	1,767,285	–
All Other	108,567,148	–	–

Exchange-Traded Fund	–	2,342,800	–

Money Market	–	1,091,239	–

Total Investments in Securities	$157,785,117	$78,633,171	$–

Janus Global & International Funds | 147

Notes to Schedules of Investments (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Global Select Fund
Common Stock
Automotive – Cars and Light Trucks	$–	$178,964,819	$–
Coal	–	25,920,066	–
Coatings and Paint Products	–	46,201,523	–
Commercial Banks	66,070,894	70,865,477	–
Electronic Measuring Instruments	–	44,335,926	–
Enterprise Software/Services	–	67,245,166	–
Gold Mining	–	63,220,355	–
Internet Gambling	–	70,936,015	–
Investment Companies	–	50,166,894	–
Life and Health Insurance	–	113,617,379	–
Marine Services	–	35,895,155	–
Metal Processors and Fabricators	–	31,379,573	–
Multi-Line Insurance	81,163,541	34,808,815	–
Retail – Apparel and Shoe	–	56,437,650	–
Rubber/Plastic Products	–	54,721,762	–
Steel – Producers	–	19,514,591	–
Tobacco	–	88,410,396	–
Transportation – Services	–	52,303,073	–
All Other	1,129,122,724	–	–

Money Market	–	82,474,427	–

Total Investments in Securities	$1,276,357,159	$1,187,419,062	$–

Investments in Securities:
Janus Global Technology Fund
Common Stock
Computers	$16,003,842	$3,773,630	$–
E-Commerce/Services	53,188,126	5,311,867	–
Electronic Components – Semiconductors	29,753,653	7,692,398	–
Electronics – Military	–	9,777,029	–
Enterprise Software/Services	38,156,497	11,169,446	–
Industrial Automation and Robotics	–	20,615,854	–
Internet Content – Entertainment	–	4,529,201	–
Internet Gambling	–	11,800,398	–
Semiconductor Components/Integrated Circuits	22,752,195	27,850,752	–
Semiconductor Equipment	–	16,600,096	–
Toys	–	3,811,408	–
Wireless Equipment	20,405,325	7,250,528	–
All Other	415,821,426	–	–

Money Market	–	17,882,383	–

Total Investments in Securities	$596,081,064	$148,064,990	$–

148 | SEPTEMBER 30, 2011

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus International Equity Fund
Common Stock
Advertising Agencies	$–	$2,139,795	$–
Automotive – Cars and Light Trucks	–	5,199,255	–
Building Products – Air and Heating	–	2,088,802	–
Building Products – Doors and Windows	–	2,609,415	–
Cable/Satellite Television	–	2,687,068	–
Commercial Banks	4,294,753	11,764,742	–
Distribution/Wholesale	–	4,835,792	–
Diversified Banking Institutions	–	3,234,745	–
E-Commerce/Services	–	4,083,998	–
Electric – Integrated	–	3,300,233	–
Electronic Components – Semiconductors	–	2,391,143	–
Electronic Measuring Instruments	–	3,478,213	–
Finance – Other Services	–	2,751,822	–
Food – Catering	–	–	–
Food – Miscellaneous/Diversified	–	8,158,702	–
Food – Wholesale/Distribution	–	3,590,318	–
Industrial Automation and Robotics	–	6,706,694	–
Industrial Gases	–	3,401,961	–
Internet Content – Entertainment	–	3,022,952	–
Life and Health Insurance	–	8,765,303	–
Machinery – General Industrial	–	991,175	–
Machinery – Pumps	–	4,270,004	–
Medical – Drugs	851,053	4,018,837	–
Metal – Diversified	–	2,510,293	–
Multi-Line Insurance	–	2,262,698	–
Oil – Field Services	–	3,060,552	–
Oil Companies – Exploration and Production	7,844,092	9,633,046	–
Oil Companies – Integrated	–	3,120,711	–
Oil Refining and Marketing	–	3,385,002	–
Real Estate Management/Services	–	3,690,948	–
Real Estate Operating/Development	–	5,607,534	–
Retail – Apparel and Shoe	–	2,883,675	–
Retail – Consumer Electronics	–	4,151,732	–
Retail – Jewelry	–	2,567,388	–
Semiconductor Components/Integrated Circuits	–	4,215,698	–
Semiconductor Equipment	–	4,348,397	–
Soap and Cleaning Preparations	–	3,452,314	–
Tobacco	–	11,030,236	–
Transportation – Marine	–	2,001,636	–
Transportation – Services	–	5,219,096	–
Wireless Equipment	–	2,091,364	–
All Other	9,233,560	–	–

Money Market	–	5,503,514	–

Total Investments in Securities	$22,223,458	$174,226,803	$–

Janus Global & International Funds | 149

Notes to Schedules of Investments (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Overseas Fund
Common Stock
Agricultural Operations	$–	$–	$12,532,298
Airlines	722,039,838	165,555,409	–
Chemicals – Diversified	–	105,505,885	–
Commercial Banks	769,245	716,975,462	–
Distribution/Wholesale	–	1,021,664,495	–
Diversified Banking Institutions	59,758,966	550,090,563	–
Diversified Operations	–	75,844,578	–
Diversified Operations – Commercial Services	–	161,223,741	–
Electronic Components – Semiconductors	–	124,380,630	–
Enterprise Software/Services	–	69,785,483	–
Finance – Investment Bankers/Brokers	–	149,429,581	–
Finance – Mortgage Loan Banker	–	57,112,767	–
Food – Catering	–	–	–
Hotels and Motels	–	193,708,444	–
Internet Content – Entertainment	–	31,964,822	–
Life and Health Insurance	–	10,918,435	–
Medical – Generic Drugs	–	47,040,683	–
Oil and Gas Drilling	38,837,964	19,255,503	–
Oil Companies – Exploration and Production	199,327,565	71,905,533	–
Oil Companies – Integrated	–	250,905,106	–
Oil Refining and Marketing	–	636,996,960	–
Property and Casualty Insurance	–	77,778,736	–
Real Estate Operating/Development	227,687,666	640,125,244	–
Retail – Miscellaneous/Diversified	–	110,753,896	–
Semiconductor Equipment	–	237,182,896	–
Sugar	206,853,165	10,345,974	–
Telecommunication Services	–	16,834,066	–
Toys	–	318,214,665	–
All Other	976,755,774	–	–

Money Market	–	248,998,015	–

Total Investments in Securities	$2,432,030,183	$6,120,497,572	$12,532,298

150 | SEPTEMBER 30, 2011

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Worldwide Fund
Common Stock
Agricultural Operations	$–	$–	$1,606,580
Apparel Manufacturers	–	7,834,615	–
Bicycle Manufacturing	–	8,685,536	–
Building – Residential and Commercial	9,470,406	23,678,332	–
Commercial Banks	17,886,889	82,448,779	–
Commercial Services	–	27,283,094	–
Distribution/Wholesale	–	30,668,496	–
Diversified Banking Institutions	91,012,866	22,554,776	–
Diversified Minerals	–	9,849,560	–
Diversified Operations	–	5,035,530	–
Educational Software	–	16,786,978	–
Electric – Integrated	–	21,602,208	–
Finance – Other Services	–	14,138,321	–
Food – Miscellaneous/Diversified	–	30,802,855	–
Food – Wholesale/Distribution	–	16,939,641	–
Industrial Automation and Robotics	–	23,039,628	–
Internet Content – Entertainment	–	12,399,489	–
Life and Health Insurance	13,667,229	47,063,736	–
Medical – Drugs	–	42,341,115	–
Medical – Generic Drugs	26,115,757	15,832,644	–
Metal – Aluminum	–	14,078,529	–
Office Automation and Equipment	–	20,685,636	–
Oil Companies – Integrated	–	76,725,771	–
Property and Casualty Insurance	–	18,603,066	–
Real Estate Operating/Development	–	34,860,410	–
Retail – Apparel and Shoe	–	33,475,712	–
Retail – Miscellaneous/Diversified	–	31,092	–
Rubber/Plastic Products	–	25,374,971	–
Semiconductor Components/Integrated Circuits	13,561,675	18,304,288	–
Semiconductor Equipment	–	11,083,489	–
Soap and Cleaning Preparations	–	13,963,335	–
Telephone – Integrated	–	9,734,425	–
Tobacco	–	61,693,610	–
Transportation – Marine	–	9,525,432	–
Transportation – Services	27,327,659	9,729,565	–
Wireless Equipment	20,980,735	11,562,881	–
All Other	762,913,547	–	–

Preferred Stock	–	8,945,661	–

Warrant	–	18,862,581	–

Money Market	–	12,102,027	–

Total Investments in Securities	$982,936,763	$868,327,814	$1,606,580

Investments in Purchased Options:
Janus Emerging Markets Fund	$–	$1,765	$–
Janus Global Select Fund	–	27,718,576	–
Janus Overseas Fund	–	93,817
Janus Worldwide Fund	–	11,106	–

Investments in Securities Sold Short:
Janus Global Technology Fund	$(5,787,253)	$(24,938,744)	$–

Janus Global & International Funds | 151

Notes to Schedules of Investments (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Other Financial Instruments(b):
Janus Asia Equity Fund	$–	$12,054	$–
Janus Emerging Markets Fund	–	(97,554)	–
Janus Global Life Sciences Fund	–	1,087,365	–
Janus Global Select Fund	–	(44,328,557)	–
Janus Global Technology Fund	–	(305,648)	–
Janus Overseas Fund	–	(26,167,961)	–
Janus Worldwide Fund	–	1,523,690	–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (for the fiscal period ended September 30, 2011)

			Change in			Transfers In
			Unrealized			and/or
	Balance as of	Realized	Appreciation/			Out of	Balance as of
	September 30, 2010	Gain/(Loss)(a)	(Depreciation)(b)	Gross Purchases	Gross Sales	Level 3(c)	September 30, 2011

Investments in Securities:
Janus Global Life Sciences Fund
Common Stock
Medical – Biomedical and Genetic	$5,786,786	$–	$–	$–	$–	$–	$5,786,786
Medical – Generic Drugs	2,509,255	–	–	–	–	–	2,509,255
Medical Instruments	892,914	–	(892,914)	–	–	–	–
Preferred Stock	6,403,810	–	–	–	–	–	6,403,810
Warrants	4	–	–	–	(3)	–	1
Janus Global Research Fund
Common Stock
Food – Catering	–	–	–	–	–	–	–
Janus International Equity Fund
Common Stock
Food – Catering	–	–	–	–	–	–	–
Janus Overseas Fund
Common Stock
Agricultural Operations	–	–	(143,201,169)	–	–	155,733,467	12,532,298
Commercial Banks	–	–	–	–	–	–	–
Food – Catering	–	–	–	–	–	–	–
Janus Worldwide Fund
Agricultural Operations	–	–	(17,239,357)	2,518,829	–	16,327,108	1,606,580

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.
(c)	Amounts transferred in to Level 3 represent the value of Chaoda Modern Agriculture Holdings, Ltd. on September 30, 2011. Upon the review of significant events within the company by the Global Pricing Committee, it was determined that a 50% discount to the last close price from the exchange be applied to the valuation.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of September 30, 2011 is noted below.

Fund	Aggregate Value

Janus Asia Equity Fund	$561,030
Janus Emerging Markets Fund	2,981,009
Janus Global Life Sciences Fund	58,404,001
Janus Global Select Fund	2,153,582,233
Janus Global Technology Fund	169,453,068
Janus Overseas Fund	1,425,940,557
Janus Worldwide Fund	404,977,241

152 | SEPTEMBER 30, 2011

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus International Equity Fund, Janus Overseas Fund and Janus Worldwide Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period from July 29, 2011 (inception date) through September 30, 2011 for Janus Asia Equity Fund, December 28, 2010 (inception date) through September 30, 2011 for Janus Emerging Markets Fund and for the fiscal year ended September 30, 2011 for Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus International Equity Fund, Janus Overseas Fund, and Janus Worldwide Fund. The Trust offers forty-two funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Global Select Fund, which is classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price

Janus Global & International Funds | 153

Notes to Financial Statements (continued)

shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the

154 | SEPTEMBER 30, 2011

REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended September 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Restricted Cash
As of September 30, 2011, Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Select Fund, Janus Global Technology Fund and Janus Overseas Fund had restricted cash in the amounts of $526,000, $600,526, $40,920,000, $200,000 and $83,400,311, respectively. The restricted cash represents collateral received in relation to options contracts invested in by the Funds at September 30, 2011. The restricted cash is held at the Funds’ custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Janus Global & International Funds | 155

Notes to Financial Statements (continued)

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal period or fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2011 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

The Funds recognize transfers between the levels as of the beginning of the fiscal period or fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more Funds during the fiscal year ended September 30, 2011 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to

156 | SEPTEMBER 30, 2011

use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of

Janus Global & International Funds | 157

Notes to Financial Statements (continued)

the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are

158 | SEPTEMBER 30, 2011

different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the fiscal period or fiscal year ended September 30, 2011 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Emerging Markets Fund
Options outstanding at December 28, 2010	–	$–
Options written	1,689	33,826
Options closed	(1,653)	(28,242)
Options expired	(36)	(5,584)
Options exercised	–	–

Options outstanding at September 30, 2011	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Emerging Markets Fund
Options outstanding at December 28, 2010	–	$–
Options written	3,400	46,358
Options closed	(3,239)	(9,205)
Options expired	(10)	(484)
Options exercised	(41)	(17,916)

Options outstanding at September 30, 2011	110	$18,753

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Select Fund
Options outstanding at September 30, 2010	15,727	$3,807,950
Options written	366,587	92,755,147
Options closed	(140,392)	(55,042,272)
Options expired	(75,282)	(26,901,188)
Options exercised	(46,863)	(4,140,168)

Options outstanding at September 30, 2011	119,777	$10,479,469

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Select Fund
Options outstanding at September 30, 2010	51,027	$5,781,181
Options written	1,565,262	147,313,373
Options closed	(957,615)	(90,336,050)
Options expired	(337,624)	(21,262,694)
Options exercised	(120,743)	(2,607,814)

Options outstanding at September 30, 2011	200,307	$38,887,996

	Number of	Premiums
Call Options	Contracts	Received

Janus Global Technology Fund
Options outstanding at September 30, 2010	–	$–
Options written	23,835	2,071,377
Options closed	(23,835)	(2,071,377)
Options expired	–	–
Options exercised	–	–

Options outstanding at September 30, 2011	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Technology Fund
Options outstanding at September 30, 2010	–	$–
Options written	13,580	1,610,989
Options closed	(9,970)	(981,935)
Options expired	–	–
Options exercised	–	–

Options outstanding at September 30, 2011	3,610	$629,054

Janus Global & International Funds | 159

Notes to Financial Statements (continued)

	Number of	Premiums
Call Options	Contracts	Received

Janus Worldwide Fund
Options outstanding at September 30, 2010	–	$–
Options written	2,400	201,673
Options closed	(2,400)	(201,673)
Options expired	–	–
Options exercised	–	–

Options outstanding at September 30, 2011	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Worldwide Fund
Options outstanding at September 30, 2010	13,189	$1,107,981
Options written	–	–
Options closed	(13,189)	(1,107,981)
Options expired	–	–
Options exercised	–	–

Options outstanding at September 30, 2011	–	$–

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Funds gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of September 30, 2011.

Fair Value of Derivative Instruments as of September 30, 2011

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as	Statement of Assets and		Statement of Assets and
hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Janus Asia Equity Fund
Equity Contracts	Outstanding swap contracts at value	$14,533	Outstanding swap contracts at value	$2,479

Total		$14,533		$2,479

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as	Statement of Assets and		Statement of Assets and
hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Janus Emerging Markets Fund
Equity Contracts	Unaffiliated investments at value	$1,765
Equity Contracts	Outstanding swap contracts at value	8,534	Outstanding swap contracts at value	$51,273
Equity Contracts			Options written, at value	69,129
Foreign Exchange Contracts	Forward currency contracts	14,314

Total		$24,613		$120,402

160 | SEPTEMBER 30, 2011

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as	Statement of Assets and		Statement of Assets and
hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Janus Global Life Sciences Fund
Foreign Exchange Contracts	Forward currency contracts	$1,087,365

Total		$1,087,365

	Asset Derivatives		Liability Derivatives
Derivatives not accounted	Statement of Assets and		Statement of Assets and
for as hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Janus Global Select Fund
Interest Rate Contracts	Variation margin	$421,094
Equity Contracts	Variation margin	2,254,690
Equity Contracts	Unaffiliated investments at value	27,718,576	Options written, at value	$58,429,508
Equity Contracts	Outstanding swap contracts at value	7,476,283	Outstanding swap contracts at value	11,402,903
Foreign Exchange Contracts	Forward currency contracts	14,067,110

Total		$51,937,753		$69,832,411

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as	Statement of Assets and		Statement of Assets and
hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Janus Global Technology Fund
Equity Contracts			Options written, at value	$559,646
Foreign Exchange Contracts	Forward currency contracts	$253,998

Total		$253,998		$559,646

	Asset Derivatives		Liability Derivatives
Derivatives not accounted	Statement of Assets and		Statement of Assets and
for as hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Janus Overseas Fund
Commodity Contracts	Unaffiliated investments at value	$93,817
Equity Contracts	Outstanding swap contracts at value	17,372,301	Outstanding swap contracts at value	$47,955,044
Foreign Exchange Contracts	Forward currency contracts	4,414,782

Total		$21,880,900		$47,955,044

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as	Statement of Assets and		Statement of Assets and
hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Janus Worldwide Fund
Equity Contracts	Unaffiliated investments at value	$11,106
Foreign Exchange Contracts	Forward currency contracts	1,523,690

Total		$1,534,796

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the fiscal year ended September 30, 2011.

The effect of Derivative Instruments on the Statements of Operations for the fiscal year ended September 30, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Asia Equity Fund(1)

Equity Contracts	$–	$(199,222)	$–	$–	$(199,222)

Total	$–	$(199,222)	$–	$–	$(199,222)

(1)	Period from July 29, 2011 (inception date) through September 30, 2011.

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Asia Equity Fund(1)

Equity Contracts	$–	$12,054	$–	$–	$12,054

Total	$–	$12,054	$–	$–	$12,054

(1)	Period from July 29, 2011 (inception date) through September 30, 2011.

Janus Global & International Funds | 161

Notes to Financial Statements (continued)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Emerging Markets Fund(1)

Equity Contracts	$34,443	$(40,067)	$(4,985)	$–	$(10,609)

Foreign Exchange Contracts	–	–	–	46,948	46,948

Total	$34,443	$(40,067)	$(4,985)	$46,948	$36,339

(1)	Period from December 28, 2010 (inception date) through September 30, 2011.

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Emerging Markets Fund(1)

Equity Contracts	$–	$(42,739)	$(83,728)	$–	$(126,467)

Foreign Exchange Contracts	–	–	–	14,314	14,314

Total	$–	$(42,739)	$(83,728)	$14,314	$(112,153)

(1)	Period from December 28, 2010 (inception date) through September 30, 2011.

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Global Life Sciences Fund

Foreign Exchange Contracts	$–	$–	$–	$(5,042,718)	$(5,042,718)

Total	$–	$–	$–	$(5,042,718)	$(5,042,718)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Global Life Sciences Fund

Foreign Exchange Contracts	$–	$–	$–	$1,940,168	$1,940,168

Total	$–	$–	$–	$1,940,168	$1,940,168

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Global Select Fund

Commodity Contracts	$–	$(2,041,397)	$–	$–	$(2,041,397)

Equity Contracts	15,985,245	32,524,991	(28,917,148)	–	19,593,088

Foreign Exchange Contracts	–	–	–	(62,077,412)	(62,077,412)

Interest Rate Contracts	12,083,607	–	–	–	12,083,607

Total	$28,068,852	$30,483,594	$(28,917,148)	$(62,077,412)	$(32,442,114)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Global Select Fund

Equity Contracts	$5,682,458	$(3,926,620)	$(7,517,647)	$–	$(5,761,809)

Foreign Exchange Contracts	–	–	–	22,513,414	22,513,414

Interest Rate Contracts	(1,721,997)	–	–	–	(1,721,997)

Total	$3,960,461	$(3,926,620)	$(7,517,647)	$22,513,414	$15,029,608

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Global Technology Fund

Equity Contracts	$–	$–	$(1,298,944)	$–	$(1,298,944)

Foreign Exchange Contracts	–	–	–	(3,585,768)	(3,585,768)

Total	$–	$–	$(1,298,944)	$(3,585,768)	$(4,884,712)

162 | SEPTEMBER 30, 2011

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Global Technology Fund

Equity Contracts	$–	$–	$29,350	$–	$29,350

Foreign Exchange Contracts	–	–	–	467,552	467,552

Total	$–	$–	$29,350	$467,552	$496,902

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Overseas Fund

Equity Contracts	$–	$(126,376,802)	$–	$–	$(126,376,802)

Foreign Exchange Contracts	–	–	–	(141,497,810)	(141,497,810)

Total	$–	$(126,376,802)	$–	$(141,497,810)	$(267,874,612)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Overseas Fund

Commodity Contracts	$–	$–	$(32,693,827)	$–	$(32,693,827)

Equity Contracts	–	(38,217,300)	–	–	(38,217,300)

Foreign Exchange Contracts	–	–	–	18,997,737	18,997,737

Total	$–	$(38,217,300)	$(32,693,827)	$18,997,737	$(51,913,390)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Worldwide Fund

Equity Contracts	$–	$–	$(119,643)	$–	$(119,643)

Foreign Exchange Contracts	–	–	–	(19,154,999)	(19,154,999)

Total	$–	$–	$(119,643)	$(19,154,999)	$(19,274,642)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Worldwide Fund

Equity Contracts	$–	$–	$(336,671)	$–	$(336,671)

Foreign Exchange Contracts	–	–	–	3,778,843	3,778,843

Total	$–	$–	$(336,671)	$3,778,843	$3,442,172

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to

Janus Global & International Funds | 163

Notes to Financial Statements (continued)

address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another

164 | SEPTEMBER 30, 2011

investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Real Estate Investing
The Funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Funds may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When the Funds lend their securities, they receive collateral (including cash collateral), at least equal to the value of securities loaned. The Funds may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the Funds to collateralize the loan. If the Funds are unable to recover a security on loan, the Funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the

Janus Global & International Funds | 165

Notes to Financial Statements (continued)

Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Funds did not have any securities on loan during the fiscal year or period ended September 30, 2011.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees, disclosed on the Statements of Operations (if applicable), on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
	Average	Advisory
	Daily	Fee/Base
	Net Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Asia Equity Fund	N/A	0.92
Janus Emerging Markets Fund	N/A	1.00
Janus Global Life Sciences Fund	All Asset Levels	0.64
Janus Global Research Fund	N/A	0.64
Janus Global Select Fund	All Asset Levels	0.64
Janus Global Technology Fund	All Asset Levels	0.64
Janus International Equity Fund	N/A	0.68
Janus Overseas Fund	N/A	0.64
Janus Worldwide Fund	N/A	0.60

For Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Research Fund, Janus International Equity Fund, Janus Overseas Fund and Janus Worldwide Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Asia Equity Fund	MSCI All Country Asia
ex-Japan Index
Janus Emerging Markets Fund	MSCI Emerging Markets IndexSM
Janus Global Research Fund	MSCI World Growth Index
Janus International Equity Fund	MSCI EAFE® Index
Janus Overseas Fund	MSCI All Country World
ex-U.S. IndexSM
Janus Worldwide Fund	MSCI World IndexSM

Only the base fee rate applied until January 2007 for Janus Global Research Fund, February 2007 for Janus

166 | SEPTEMBER 30, 2011

Worldwide Fund, and December 2007 for Janus International Equity Fund and will apply until November 2011 for Janus Overseas Fund , January 2012 for Janus Emerging Markets Fund, and August 2012 for Janus Asia Equity Fund. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months (15 months for Janus Overseas Fund). When a Fund’s performance-based fee structure has been in effect for at least 12 months (15 months for Janus Overseas Fund), but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began January 2007 for Janus Global Research Fund, February 2007 for Janus Worldwide Fund, and December 2007 for Janus International Equity Fund and will begin November 2011 for Janus Overseas Fund, January 2012 for Janus Emerging Markets Fund, and August 2012 for Janus Asia Equity Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, certain Funds calculated their Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of a Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. Until that time, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class T Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon a Fund’s load-waived Class A Shares. After Janus Capital determines whether a particular Fund’s performance was above or below its

Janus Global & International Funds | 167

Notes to Financial Statements (continued)

benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named Class J Shares) as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the fiscal year ended September 30, 2011, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Janus Global Research Fund	$306,807
Janus International Equity Fund	258,604
Janus Worldwide Fund	1,473,566

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares of the Funds pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of each Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse certain Funds until at least February 1, 2013 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C

168 | SEPTEMBER 30, 2011

Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit (%)

Janus Asia Equity Fund	1.25
Janus Emerging Markets Fund	1.25
Janus Global Research Fund	1.00
Janus Global Select Fund	0.90
Janus International Equity Fund	1.25
Janus Overseas Fund	0.92
Janus Worldwide Fund	1.00

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of September 30, 2011 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended September 30, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the fiscal year ended September 30, 2011.

For the fiscal year ended September 30, 2011, Janus Capital assumed $56,697 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 11. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $577,423 was paid by the Trust during the fiscal year ended September 30, 2011. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended September 30, 2011, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Emerging Markets Fund	$5,672
Janus Global Life Sciences Fund	7,629
Janus Global Research Fund	28,495
Janus Global Select Fund	47,202
Janus Global Technology Fund	28,130
Janus International Equity Fund	42,559
Janus Overseas Fund	1,121,742
Janus Worldwide Fund	5,196

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectuses. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the fiscal year ended September 30, 2011, redeeming

Janus Global & International Funds | 169

Notes to Financial Statements (continued)

shareholders of Class A Shares paid the following contingent deferred sales charges to Janus Distributors:

Contingent Deferred
Fund (Class A Shares)	Sales Charge

Growth & Core
Janus Global Research Fund	$2,109
Janus Global Select Fund	503
Janus Global Technology Fund	61
Janus International Equity Fund	74
Janus Overseas Fund	7,771

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended September 30, 2011, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus Global Life Sciences Fund	$100
Janus Global Research Fund	145
Janus Global Select Fund	4,492
Janus Global Technology Fund	314
Janus International Equity Fund	6,179
Janus Overseas Fund	84,233
Janus Worldwide Fund	466

A 2.00% redemption fee may be imposed on Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds, as applicable, held for 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds’ asset levels and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in Capital. Effective for Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares purchased on or after January 28, 2011, a 2.00% redemption fee may apply if you sell Shares of Janus Global Select Fund held for 90 days or less.

Total redemption fees received by the Funds for the fiscal year ended September 30, 2011 are indicated in the table below:

Fund	Redemption Fee

Janus Asia Equity Fund	$102
Janus Emerging Markets Fund	9,506
Janus Global Life Sciences Fund	45,481
Janus Global Research Fund	35,939
Janus Global Select Fund	73,788
Janus Global Technology Fund	63,466
Janus International Equity Fund	11,967
Janus Overseas Fund	1,637,166
Janus Worldwide Fund	61,975

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

170 | SEPTEMBER 30, 2011

During the fiscal year ended September 30, 2011, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 9/30/11

Janus Cash Liquidity Fund LLC
Janus Asia Equity Fund	$6,100,057	$(5,838,057)	$111	$262,000
Janus Emerging Markets Fund	22,086,005	(21,394,000)	1,084	692,005
Janus Global Life Sciences Fund	179,363,096	(176,270,879)	10,683	12,740,217
Janus Global Research Fund	82,627,830	(83,717,591)	6,808	1,091,239
Janus Global Select Fund	2,103,563,010	(2,115,074,476)	191,875	82,474,427
Janus Global Technology Fund	414,282,819	(413,214,373)	39,893	17,882,383
Janus International Equity Fund	123,672,642	(123,963,061)	12,224	5,503,514
Janus Overseas Fund	3,414,152,844	(3,364,383,491)	313,165	248,998,015
Janus Worldwide Fund	652,303,867	(729,490,938)	81,197	12,102,027

	$6,998,152,170	$(7,033,346,866)	$657,040	$381,745,827

Janus Global & International Funds | 171

Notes to Financial Statements (continued)

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended September 30, 2011, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	9/30/10	Purchases	Purchases	Redemptions	Redemptions	9/30/11

Janus Asia Equity Fund - Class A Shares	$–	$833,333	7/28/11	$–	–	$833,333
Janus Asia Equity Fund - Class C Shares	–	833,333	7/28/11	–	–	833,333
Janus Asia Equity Fund - Class D Shares	–	833,334	7/28/11	–	–	833,334
Janus Asia Equity Fund - Class I Shares	–	833,333	7/28/11	–	–	833,333
Janus Asia Equity Fund - Class S Shares	–	833,333	7/28/11	–	–	833,333
Janus Asia Equity Fund - Class T Shares	–	833,334	7/28/11	–	–	833,334
Janus Emerging Markets Fund - Class A Shares	–	833,333	12/27/10	–	–	833,333
Janus Emerging Markets Fund - Class C Shares	–	833,334	12/27/10	–	–	833,334
Janus Emerging Markets Fund - Class D Shares	–	833,333	12/27/10	–	–	833,333
Janus Emerging Markets Fund - Class I Shares	–	833,333	12/27/10	–	–	833,333
Janus Emerging Markets Fund - Class S Shares	–	833,334	12/27/10	–	–	833,334
Janus Emerging Markets Fund - Class T Shares	–	833,333	12/27/10	–	–	833,333
Janus Global Life Sciences Fund - Class A Shares	1,000	–	–	(1,000)	6/29/11	–
Janus Global Life Sciences Fund - Class C Shares	1,000	–	–	(1,000)	6/29/11	–
Janus Global Life Sciences Fund - Class I Shares	1,000	–	–	(1,000)	6/29/11	–
Janus Global Life Sciences Fund - Class S Shares	11,000	–	–	(11,000)	6/29/11	–
Janus Global Research Fund - Class A Shares	1,000	–	–	(1,000)	6/29/11	–
Janus Global Research Fund - Class C Shares	1,000	–	–	(1,000)	6/29/11	–
Janus Global Research Fund - Class I Shares	1,000	–	–	(1,000)	6/29/11	–
Janus Global Research Fund - Class S Shares	11,000	–	–	(11,000)	6/29/11	–
Janus Global Technology Fund - Class A Shares	1,000	–	–	(1,000)	6/29/11	–
Janus Global Technology Fund - Class C Shares	1,000	–	–	(1,000)	6/29/11	–
Janus Global Technology Fund - Class I Shares	1,000	–	–	(1,000)	6/29/11	–
Janus Global Technology Fund - Class S Shares	1,000	–	–	(1,000)	6/29/11	–
Janus International Equity Fund - Class D Shares	10,000	–	–	(10,000)	06/29/11	–
Janus International Equity Fund - Class R Shares	100,000	–	–	(100,000)	06/29/11	–
Janus International Equity Fund - Class T Shares	1,000	–	–	(1,000)	06/29/11	–

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

172 | SEPTEMBER 30, 2011

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds have elected to defer qualified last-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Late - Year Loss	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Janus Asia Equity Fund	$–	$–	$–	$(237,443)	$(646)	$(1,118,337)
Janus Emerging Markets Fund	–	56,264	–	(353,780)	(51,818)	(4,395,605)
Janus Global Life Sciences Fund	750,947	–	(71,904,532)	(55,237)	(9,971)	37,165,907
Janus Global Research Fund	274,839	–	(19,864,758)	(100,756)	(13,701)	(14,098,418)
Janus Global Select Fund	28,563,563	–	(701,117,246)	(4,823,145)	(13,279,664)	(380,218,101)
Janus Global Technology Fund	–	–	(20,128,094)	(593,769)	41,543	(16,094,432)
Janus International Equity Fund	2,823,090	–	(22,951,107)	(109,821)	(22,251)	(19,790,128)
Janus Overseas Fund	–	632,823,556	(330,727,597)	(10,104,283)	(304,408)	(1,915,598,464)
Janus Worldwide Fund	14,777,395	–	(976,514,515)	(659,491)	(54,086)	(328,230,953)

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2011, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal period or fiscal year ended September 30, 2011

	September 30,	September 30,	Accumulated
Fund	2016	2017	Capital Losses

Janus Asia Equity Fund	$–	$–	$–
Janus Emerging Markets Fund	–	–	–
Janus Global Life Sciences Fund	–	(71,904,532)	(71,904,532)
Janus Global Research Fund	–	(19,864,758)	(19,864,758)
Janus Global Select Fund(1)	(8,938,530)	(692,178,716)	(701,117,246)
Janus Global Technology Fund	–	(20,128,094)	(20,128,094)
Janus International Equity Fund	–	(22,951,107)	(22,951,107)
Janus Overseas Fund(1)	(330,727,597)	–	(330,727,597)
Janus Worldwide Fund(1)	(23,171,454)	(953,343,061)	(976,514,515)

(1)	Capital loss carryovers subject to annual limitations.

During the fiscal year ended September 30, 2011, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

Janus Global Life Sciences Fund	$68,435,766
Janus Global Research Fund	28,932,432
Janus Global Select Fund	615,276,890
Janus Global Technology Fund	163,947,392
Janus International Equity Fund	18,472,881
Janus Overseas Fund	499,555,832
Janus Worldwide Fund	384,673,878

Janus Global & International Funds | 173

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, partnerships and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Asia Equity Fund	$4,641,246	$–	$(1,118,337)
Janus Emerging Markets Fund	16,975,068	33,528	(4,429,133)
Janus Global Life Sciences Fund	593,153,954	91,064,202	(53,898,295)
Janus Global Research Fund	250,516,706	22,507,784	(36,606,202)
Janus Global Select Fund	2,871,712,898	120,580,497	(500,798,598)
Janus Global Technology Fund	764,763,087	59,654,688	(80,271,721)
Janus International Equity Fund	216,240,389	11,474,709	(31,264,837)
Janus Overseas Fund	10,480,752,334	878,368,843	(2,793,967,307)
Janus Worldwide Fund	2,181,113,216	103,925,948	(432,156,901)

Information on the tax components of securities sold short as of September 30, 2011 is as follows:

	Federal Tax	Unrealized	Unrealized
Fund	Cost	(Appreciation)	Depreciation

Janus Global Technology Fund	$(35,248,598)	$(405,367)	$4,927,968

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal period or fiscal year ended September 30, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Asia Equity Fund	$–	$–	$–	$–
Janus Emerging Markets Fund	–	–	–	(245)
Janus Global Life Sciences Fund	3,369,636	–	–	–
Janus Global Research Fund	2,291,654	–	–	–
Janus Global Select Fund	39,953,540	–	–	–
Janus Global Technology Fund	–	–	–	(2,199,989)
Janus International Equity Fund	1,766,325	–	–	–
Janus Overseas Fund	17,054,096	–	–	(101,317,591)
Janus Worldwide Fund	10,662,773	–	–	–

For the eleven-month fiscal period or fiscal year ended September 30, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Global Life Sciences Fund	$49,474	$–	$–	$–
Janus Global Research Fund	69,606	–	–	–
Janus Global Select Fund	1,043,097	–	–	–
Janus Global Technology Fund	–	–	–	(3,829,987)
Janus International Equity Fund	479,333	–	–	–
Janus Overseas Fund	36,420,186	–	–	–
Janus Worldwide Fund	10,874,510	–	–	–

174 | SEPTEMBER 30, 2011

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the fiscal year or period ended September 30, 2011,
the eleven-month fiscal period or year ended September 30, 2010, the two-month fiscal period ended September 30, 2009 and
each fiscal year or period ended July 31 or October 31

	Janus
	Asia	Janus Emerging	Janus Global	Janus Global	Janus International	Janus Overseas	Janus Worldwide
	Equity Fund	Markets Fund	Research Fund	Select Fund	Equity Fund	Fund	Fund

Class A Shares
2011	28.35%(1)	4.16%(2)	1.16%	1.08%	1.22%	1.03%	1.08%
2010(3)	N/A	N/A	1.28%	1.11%	N/A	1.07%	1.00%
2010(4)	N/A	N/A	N/A	N/A	1.34%	N/A	N/A
2009(5)	N/A	N/A	N/A	N/A	1.31%	N/A	N/A
2009(6)	N/A	N/A	1.40%	1.19%	N/A	1.00%	1.20%
2009(7)	N/A	N/A	N/A	N/A	1.41%	N/A	N/A
2008	N/A	N/A	N/A	N/A	1.28%	N/A	N/A
2007	N/A	N/A	N/A	N/A	9.77%(8)	N/A	N/A

Class C Shares
2011	29.12%(1)	5.09%(2)	1.93%	1.81%	1.98%	1.77%	1.83%
2010(3)	N/A	N/A	1.95%	1.88%	N/A	1.76%	1.86%
2010(4)	N/A	N/A	N/A	N/A	2.13%	N/A	N/A
2009(5)	N/A	N/A	N/A	N/A	2.08%	N/A	N/A
2009(6)	N/A	N/A	1.55%	2.13%	N/A	2.01%	2.28%
2009(7)	N/A	N/A	N/A	N/A	2.20%	N/A	N/A
2008	N/A	N/A	N/A	N/A	2.04%	N/A	N/A
2007	N/A	N/A	N/A	N/A	11.49%(8)	N/A	N/A

Class D Shares
2011	31.23%(1)	4.38%(2)	1.00%	0.85%	1.15%	0.82%	0.86%
2010(9)	N/A	N/A	1.09%	0.90%	1.16%	0.87%	0.83%

Class I Shares
2011	28.10%(1)	3.87%(2)	0.96%	0.84%	0.90%	0.75%	0.76%
2010(3)	N/A	N/A	0.96%	0.79%	N/A	0.80%	0.76%
2010(4)	N/A	N/A	N/A	N/A	0.99%	N/A	N/A
2009(5)	N/A	N/A	N/A	N/A	0.97%	N/A	N/A
2009(6)	N/A	N/A	0.43%	0.74%	N/A	0.70%	0.77%
2009(7)	N/A	N/A	N/A	N/A	1.04%	N/A	N/A
2008	N/A	N/A	N/A	N/A	1.19%	N/A	N/A
2007	N/A	N/A	N/A	N/A	2.40%(8)	N/A	N/A

Class R Shares
2011	N/A	N/A	N/A	1.46%	1.63%	1.43%	1.46%
2010(3)	N/A	N/A	N/A	1.50%	N/A	1.48%	1.41%
2010(4)	N/A	N/A	N/A	N/A	1.71%	N/A	N/A
2009(5)	N/A	N/A	N/A	N/A	1.71%	N/A	N/A
2009(6)	N/A	N/A	N/A	1.49%	N/A	1.44%	1.52%
2009(7)	N/A	N/A	N/A	N/A	1.78%	N/A	N/A
2008	N/A	N/A	N/A	N/A	2.07%	N/A	N/A
2007	N/A	N/A	N/A	N/A	11.43%(8)	N/A	N/A

Class S Shares
2011	28.59%(1)	4.61%(2)	1.35%	1.21%	1.38%	1.18%	1.21%
2010(3)	N/A	N/A	1.45%	1.24%	N/A	1.22%	1.16%
2010(4)	N/A	N/A	N/A	N/A	1.46%	N/A	N/A
2009(5)	N/A	N/A	N/A	N/A	1.46%	N/A	N/A
2009(6)	N/A	N/A	1.42%	1.24%	N/A	1.19%	1.27%
2009(7)	N/A	N/A	N/A	N/A	1.54%	N/A	N/A
2008	N/A	N/A	N/A	N/A	1.54%	N/A	N/A
2007	N/A	N/A	N/A	N/A	11.01%(8)	N/A	N/A

Janus Global & International Funds | 175

Notes to Financial Statements (continued)

	Janus
	Asia	Janus Emerging	Janus Global	Janus Global	Janus International	Janus Overseas	Janus Worldwide
	Equity Fund	Markets Fund	Research Fund	Select Fund	Equity Fund	Fund	Fund

Class T Shares
2011	28.34%(1)	4.08%(2)	1.10%	0.96%	1.12%	0.93%	0.96%
2010(3)	N/A	N/A	1.18%	0.95%	N/A	0.95%	0.87%
2010(4)	N/A	N/A	N/A	N/A	1.26%	N/A	N/A
2009(5)	N/A	N/A	N/A	N/A	1.07%	N/A	N/A
2009(10)	N/A	N/A	1.25%	0.97%	N/A	0.91%	0.76%
2009(11)	N/A	N/A	N/A	N/A	1.31%	N/A	N/A
2008	N/A	N/A	1.15%	0.94%	N/A	0.90%	0.83%
2007	N/A	N/A	1.12%	0.93%	N/A	0.89%	0.89%
2006	N/A	N/A	1.16%	1.00%	N/A	0.92%	0.90%

(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from October 1, 2009 through September 30, 2010.
(5)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.
(7)	Period from August 1, 2008 through July 31, 2009.
(8)	Period from November 28, 2006 (inception date) through July 31, 2007.
(9)	Period from February 16, 2010 (inception date) through September 30, 2010.
(10)	Period from November 1, 2008 through October 31, 2009.
(11)	Period from July 6, 2009 (inception date) through July 31, 2009.

176 | SEPTEMBER 30, 2011

7.	Capital Share Transactions

For the fiscal year or period ended September 30, 2011,	Janus	Janus	Janus						Janus
the eleven-month fiscal period	Asia	Emerging	Global Life			Janus			Global
ended September 30, 2010 and	Equity	Markets	Sciences			Global Research			Select
the fiscal year ended October 31, 2009	Fund	Fund	Fund			Fund			Fund
(all numbers in thousands)	2011(1)	2011(2)	2011	2010(3)	2009(4)	2011	2010(3)	2009(4)	2011	2010(3)	2009(4)

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2,773
Shares sold	83	139	43	85	3	186	58	7	913	1,448	317
Reinvested dividends and distributions	–	–	–	–	–	1	–	–	27	–	–
Shares repurchased	–	(8)	(67)	(17)	–	(72)	(9)	–	(1,682)	(1,020)	(448)
Net Increase/(Decrease) in Fund Shares	83	131	(24)	68	3	115	49	7	(742)	428	2,642
Shares Outstanding, Beginning of Period	–	–	71	3	–	56	7	–	3,070	2,642	–
Shares Outstanding, End of Period	83	131	47	71	3	171	56	7	2,328	3,070	2,642
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,076
Shares sold	83	92	15	8	1	158	19	17	382	544	89
Reinvested dividends and distributions	–	–	–	–	–	–	–	–	3	–	–
Shares repurchased	–	–	(3)	–	–	(60)	(2)	–	(549)	(299)	(98)
Net Increase/(Decrease) in Fund Shares	83	92	12	8	1	98	17	17	(164)	245	1,067
Shares Outstanding, Beginning of Period	–	–	9	1	–	34	17	–	1,312	1,067	–
Shares Outstanding, End of Period	83	92	21	9	1	132	34	17	1,148	1,312	1,067
Transactions in Fund Shares – Class D Shares:
Shares issued in connection with restructuring (Note 9)	N/A	N/A	N/A	20,661(5)	N/A	N/A	8,834(5)	N/A	N/A	204,036(5)	N/A
Shares sold	141	1,062	1,306	330(5)	N/A	1,780	569(5)	N/A	7,789	8,272(5)	N/A
Reinvested dividends and distributions	–	–	96	–(5)	N/A	72	–(5)	N/A	2,035	–(5)	N/A
Shares repurchased	(1)	(159)	(2,430)	(1,509)(5)	N/A	(1,739)	(1,163)(5)	N/A	(26,741)	(19,645)(5)	N/A
Net Increase/(Decrease) in Fund Shares	140	903	(1,028)	19,482(5)	N/A	113	8,240(5)	N/A	(16,917)	192,663(5)	N/A
Shares Outstanding, Beginning of Period	–	–	19,482	–(5)	N/A	8,240	–(5)	N/A	192,663	–(5)	N/A
Shares Outstanding, End of Period	140	903	18,454	19,482(5)	N/A	8,353	8,240(5)	N/A	175,746	192,663(5)	N/A

Janus Global & International Funds | 177

Notes to Financial Statements (continued)

For the fiscal year or period ended September 30, 2011,	Janus	Janus	Janus						Janus
the eleven-month fiscal period	Asia	Emerging	Global Life			Janus			Global
ended September 30, 2010 and	Equity	Markets	Sciences			Global Research			Select
the fiscal year ended October 31, 2009	Fund	Fund	Fund			Fund			Fund
(all numbers in thousands)	2011(1)	2011(2)	2011	2010(3)	2009(4)	2011	2010(3)	2009(4)	2011	2010(3)	2009(4)

Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	146
Shares sold	83	511	65	194	50	2,118	1,193	8	1,334	5,281	884
Reinvested dividends and distributions	–	–	1	–	–	12	–	–	48	–	–
Shares repurchased	–	(59)	(71)	(50)	–	(476)	(143)	(5)	(3,266)	(1,565)	(21)
Net Increase/(Decrease) in Fund Shares	83	452	(5)	144	50	1,654	1,050	3	(1,884)	3,716	1,009
Shares Outstanding, Beginning of Period	–	–	194	50	–	1,053	3	–	4,725	1,009	–
Shares Outstanding, End of Period	83	452	189	194	50	2,707	1,053	3	2,841	4,725	1,009
Transactions in Fund Shares – Class R Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	136
Shares sold	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	120	204	58
Reinvested dividends and distributions	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2	–	–
Shares repurchased	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(198)	(69)	(16)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(76)	135	178
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	313	178	–
Shares Outstanding, End of Period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	237	313	178
Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,012
Shares sold	83	83	1	10	1	17	–	1	148	343	523
Reinvested dividends and distributions	–	–	–	–	–	–	–	–	3	–	–
Shares repurchased	–	–	(2)	(2)	–	(3)	–	–	(1,164)	(721)	(57)
Net Increase/(Decrease) in Fund Shares	83	83	(1)	8	1	14	–	1	(1,013)	(378)	1,478
Shares Outstanding, Beginning of Period	–	–	9	1	–	1	1	–	1,100	1,478	–
Shares Outstanding, End of Period	83	83	8	9	1	15	1	1	87	1,100	1,478

178 | SEPTEMBER 30, 2011

For the fiscal year or period ended September 30, 2011,	Janus	Janus	Janus						Janus
the eleven-month fiscal period	Asia	Emerging	Global Life			Janus			Global
ended September 30, 2010 and	Equity	Markets	Sciences			Global Research			Select
the fiscal year ended October 31, 2009	Fund	Fund	Fund			Fund			Fund
(all numbers in thousands)	2011(1)	2011(2)	2011	2010(3)	2009(4)	2011	2010(3)	2009(4)	2011	2010(3)	2009(4)

Transactions in Fund Shares – Class T Shares:
Shares reorganized in connection with restructuring (Note 9)	N/A	N/A	N/A	(20,661)	N/A	N/A	(8,834)	N/A	N/A	(204,036)	N/A
Shares sold	83	196	702	1,362	1,802	2,470	3,101	4,483	11,146	26,628	43,375
Reinvested dividends and distributions	–	–	44	2	127	70	6	175	1,180	102	4,234
Shares repurchased	–	(20)	(2,200)	(3,106)	(5,857)	(3,590)	(3,617)	(5,804)	(47,091)	(43,999)	(78,440)
Net Increase/(Decrease) in Fund Shares	83	176	(1,454)	(22,403)	(3,928)	(1,050)	(9,344)	(1,146)	(34,765)	(221,305)	(30,831)
Shares Outstanding, Beginning of Period	–	–	10,395	32,798	36,726	8,511	17,855	19,001	125,536	346,841	377,672
Shares Outstanding, End of Period	83	176	8,941	10,395	32,798	7,461	8,511	17,855	90,771	125,536	346,841

(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Period from December 28, 2010 (inception date) through September 30, 2011.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(5)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.

Janus Global & International Funds | 179

Notes to Financial Statements (continued)

For the fiscal year ended September 30,	Janus			Janus
2011, the eleven-month fiscal period or	Global			International		Janus			Janus
year ended September 30, 2010 and	Technology			Equity		Overseas			Worldwide
the fiscal year ended October 31, 2009	Fund			Fund		Fund			Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(3)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10,354	N/A	N/A	43
Shares sold	114	110	18	1,236	2,889	10,018	9,649	4,006	21	44	43
Reinvested dividends and distributions	–	–	–	37	5	16	37	–	–	–	–
Shares repurchased	(54)	(45)	–	(2,763)	(3,383)	(9,668)	(5,198)	(2,388)	(23)	(67)	(4)
Net Increase/(Decrease) in Fund Shares	60	65	18	(1,490)	(489)	366	4,488	11,972	(2)	(23)	82
Shares Outstanding, Beginning of Period	83	18	–	6,932	7,421	16,460	11,972	–	59	82	–
Shares Outstanding, End of Period	143	83	18	5,442	6,932	16,826	16,460	11,972	57	59	82
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4,100	N/A	N/A	22
Shares sold	44	59	3	266	684	2,096	2,218	1,009	8	7	10
Reinvested dividends and distributions	–	–	–	–	–	–	3	–	–	–	–
Shares repurchased	(18)	(21)	–	(607)	(452)	(2,552)	(1,084)	(284)	(6)	(7)	(1)
Net Increase/(Decrease) in Fund Shares	26	38	3	(341)	232	(456)	1,137	4,825	2	–	31
Shares Outstanding, Beginning of Period	41	3	–	1,976	1,744	5,962	4,825	–	31	31	–
Shares Outstanding, End of Period	67	41	3	1,635	1,976	5,506	5,962	4,825	33	31	31
Transactions in Fund Shares – Class D Shares:
Shares issued in connection with restructuring (Note 9)	N/A	37,742(4)	N/A	N/A	N/A	N/A	52,930(4)	N/A	N/A	30,419(4)	N/A
Shares sold	2,878	1,133(4)	N/A	640	575(4)	3,593	2,838(4)	N/A	577	435(4)	N/A
Reinvested dividends and distributions	–	–(4)	N/A	6	–(4)	81	–(4)	N/A	117	–(4)	N/A
Shares repurchased	(5,032)	(3,096)(4)	N/A	(289)	(65)(4)	(8,649)	(4,499)(4)	N/A	(2,859)	(2,164)(4)	N/A
Net Increase/(Decrease) in Fund Shares	(2,154)	35,779(4)	N/A	357	510(4)	(4,975)	51,269(4)	N/A	(2,165)	28,690(4)	N/A
Shares Outstanding, Beginning of Period	35,779	–(4)	N/A	510	–(4)	51,269	–(4)	N/A	28,690	–(4)	N/A
Shares Outstanding, End of Period	33,625	35,779(4)	N/A	867	510(4)	46,294	51,269(4)	N/A	26,525	28,690(4)	N/A
Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10,799	N/A	N/A	748
Shares sold	260	343	77	4,037	6,284	21,778	22,935	4,294	208	457	78
Reinvested dividends and distributions	–	–	–	97	38	84	52	–	1	5	–
Shares repurchased	(216)	(31)	–	(4,397)	(2,605)	(16,562)	(4,825)	(1,067)	(102)	(987)	(26)
Net Increase/(Decrease) in Fund Shares	44	312	77	(263)	3,717	5,300	18,162	14,026	107	(525)	800
Shares Outstanding, Beginning of Period	389	77	–	12,097	8,380	32,188	14,026	–	275	800	–
Shares Outstanding, End of Period	433	389	77	11,834	12,097	37,488	32,188	14,026	382	275	800

180 | SEPTEMBER 30, 2011

For the fiscal year ended September 30,	Janus			Janus
2011, the eleven-month fiscal period or	Global			International		Janus			Janus
year ended September 30, 2010 and	Technology			Equity		Overseas			Worldwide
the fiscal year ended October 31, 2009	Fund			Fund		Fund			Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(3)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Transactions in Fund Shares – Class R Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2,428	N/A	N/A	13
Shares sold	N/A	N/A	N/A	53	36	1,738	1,382	400	12	4	2
Reinvested dividends and distributions	N/A	N/A	N/A	–	–	–	4	–	–	–	–
Shares repurchased	N/A	N/A	N/A	(63)	(40)	(1,160)	(612)	(253)	(4)	(4)	(1)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	(10)	(4)	578	774	2,575	8	–	14
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	71	75	3,349	2,575	–	14	14	–
Shares Outstanding, End of Period	N/A	N/A	N/A	61	71	3,927	3,349	2,575	22	14	14
Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	34,108	N/A	N/A	1,698
Shares sold	7	16	5	66	221	9,527	10,853	4,383	181	198	136
Reinvested dividends and distributions	–	–	–	3	1	–	97	–	1	5	–
Shares repurchased	(4)	(7)	–	(344)	(126)	(12,462)	(10,038)	(2,965)	(503)	(434)	(182)
Net Increase/(Decrease) in Fund Shares	3	9	5	(275)	96	(2,935)	912	35,526	(321)	(231)	1,652
Shares Outstanding, Beginning of Period	14	5	–	576	480	36,438	35,526	–	1,421	1,652	–
Shares Outstanding, End of Period	17	14	5	301	576	33,503	36,438	35,526	1,100	1,421	1,652
Transactions in Fund Shares – Class T Shares:
Shares reorganized in connection with restructuring (Note 9)	N/A	(37,742)	N/A	N/A	N/A	N/A	(52,930)	N/A	N/A	(30,419)	N/A
Shares sold	2,424	3,713	7,009	422	209	30,368	35,861	49,207	941	1,213	2,041
Reinvested dividends and distributions	–	–	–	3	–	137	638	9,733	104	256	1,299
Shares repurchased	(4,853)	(5,371)	(7,640)	(67)	(12)	(49,477)	(39,077)	(35,098)	(4,742)	(5,776)	(9,661)
Net Increase/(Decrease) in Fund Shares	(2,429)	(39,400)	(631)	358	197	(18,972)	(55,508)	23,842	(3,697)	(34,726)	(6,321)
Shares Outstanding, Beginning of Period	17,372	56,772	57,403	197	–	128,537	184,045	160,203	24,166	58,892	65,213
Shares Outstanding, End of Period	14,943	17,372	56,772	555	197	109,565	128,537	184,045	20,469	24,166	58,892

(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(3)	Period from October 1, 2009 through September 30, 2010.
(4)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.

8.	Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

Janus Global & International Funds | 181

Notes to Financial Statements (continued)

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Asia Equity Fund	$4,530,354	$93,587	$–	$–
Janus Emerging Markets Fund	34,415,313	17,825,723	–	–
Janus Global Life Sciences Fund	372,035,030	449,457,718	–	–
Janus Global Research Fund	222,029,797	206,752,169	–	–
Janus Global Select Fund	4,626,212,836	5,402,694,442	–	–
Janus Global Technology Fund	772,350,737	826,190,474	–	–
Janus International Equity Fund	193,200,931	206,178,709	–	–
Janus Overseas Fund	5,624,361,060	6,761,065,624	–	–
Janus Worldwide Fund	2,195,665,511	2,409,648,545	–	–

9.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets and in the Capital Share Transactions table in Note 7.

10.	Fund Acquisition

On July 6, 2009, Janus Global Select Fund, Janus Overseas Fund and Janus Worldwide Fund acquired all of the net assets of Janus Adviser Orion Fund, Janus Adviser International Growth Fund and Janus Adviser Worldwide Fund, respectively, pursuant to separate plans of reorganization approved by the Trustees of the Trust. The reorganization involved certain funds that were a series of the Janus Adviser Series trust (“JAD Trust”) being merged into corresponding funds of the Trust. The reorganization was accomplished by a tax-free exchange of the series of the JAD Trust for the series of the Trust. The table below reflects the merger activity.

						Target Fund’s
						Unrealized
	Target Fund’s	Target Fund’s	Acquiring Fund’s	Acquiring Fund’s	Combined	Appreciation/
	Shares Outstanding	Net Assets	Shares Issued	Net Assets	Net Assets	(Depreciation)
Name of Fund	Prior to Merger	Prior to Merger	in Merger	Prior to Merger	after Merger	Prior to Merger

Janus Global Select Fund	4,043,427	$39,032,881	5,142,393	$2,684,570,634	$2,723,603,515	$2,519,525
Janus Overseas Fund	57,749,692	2,070,427,646	61,789,221	5,780,488,484	7,850,916,130	(54,872,135)
Janus Worldwide Fund	3,775,787	84,321,160	2,524,836	2,036,422,264	2,120,743,424	6,670,775

11.	Pending Legal Matters

Janus Capital is involved in one remaining lawsuit arising from the Securities and Exchange Commission’s and the Office of the New York State Attorney General’s 2003 market timing investigation which asserts derivative claims by investors in certain Janus funds ostensibly on behalf of such funds. The case (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518) is before the U.S. District Court for the District of Maryland. The trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the United States Court of Appeals for the Fourth Circuit. Oral arguments occurred in September 2011, with a decision expected in the first quarter of 2012.

In June 2011, after a trial court dismissal and subsequent appeal, the First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586 suit (a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims against JCGI and Janus Capital) was dismissed in JCGI’s and Janus Capital’s favor by the United States Supreme Court.

Janus Capital does not believe that these matters will materially affect its ability to continue providing services it has agreed to provide to the Janus funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future.

182 | SEPTEMBER 30, 2011

12.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Funds have early adopted the disclosure and are disclosing purchases and sales on a gross basis in the Level 3 roll forward accordingly. The adoption of this Accounting Standards Update did not have any impact on each Fund’s financial position or the results of its operations.

13.	Subsequent Events

On October 4, 2011, the fair market value of Portola Pharmaceuticals, Inc. held by Janus Global Life Sciences Fund was reduced to $4,130,815. This resulted in a NAV impact of $(.03). This was an unrecognized event which was not required to be recorded in the September 30, 2011 Schedule of Investments.

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2011 and through the date of issuance of the Funds’ financial statements and determined that there were no other material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Global & International Funds | 183

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus International Equity Fund, Janus Overseas Fund and Janus Worldwide Fund (nine of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at September 30, 2011 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 17, 2011

184 | SEPTEMBER 30, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

FOR JANUS ASIA EQUITY FUND

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom has ever been affiliated with Janus Capital, the investment advisor of Janus Asia Equity Fund (the “New Fund”), considered the proposed investment advisory agreement and subadvisory agreement for the New Fund at meetings held on March 17, 2011 and June 22, 2011. In the course of their consideration of those agreements, the Trustees met in executive session and were advised by their independent legal counsel. The Trustees received and reviewed a substantial amount of information provided by Janus Capital and Janus Capital Singapore Pte. Limited (“Janus Singapore”) in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. Based on their evaluation of that information, as well as other information, including information previously provided to them by Janus Capital in connection with their consideration of the continuation of other investment advisory agreements entered into with Janus Capital on behalf of other Funds, the Trustees unanimously approved the investment advisory agreement and subadvisory agreement for the New Fund for an initial term through February 1, 2013, subject to earlier termination as provided for in the agreements.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services to be provided by Janus Capital and Janus Singapore taking into account the investment objective and strategy of the New Fund. In addition, the Trustees reviewed the resources and key personnel that will be providing investment and risk management services to the New Fund. The Trustees noted that Janus Capital was establishing an office in Singapore in which the New Fund’s portfolio manager would be based, allowing him greater direct access and exposure to the types of companies in which the New Fund intended to invest. The Trustees noted other personnel that would be based in Singapore to assist the New Fund’s portfolio manager. The Trustees also considered other services to be provided to the New Fund by Janus Capital, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, assuming certain risks while serving as the New Fund’s administrator, monitoring adherence to the New Fund’s investment restrictions, communicating with shareholders, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent, and quality of the services to be provided by Janus Capital and Janus Singapore were appropriate and consistent with the terms of the proposed investment advisory agreement and subadvisory agreement. They also concluded that Janus Capital and Janus Singapore had sufficient resources and personnel with the appropriate education and experience to serve the New Fund effectively.

Costs of Services Provided

The Trustees examined information regarding the proposed fees and expenses for the New Fund in comparison to information for other comparable funds. The Trustees noted that they had previously reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). The Trustees noted that, under the terms of the management agreement with the New Fund, Janus Capital performs significant additional services for the Fund that it does not provide to those other clients, including administration

Janus Global & International Funds | 185

Additional Information (unaudited) (continued)

services, oversight of the Fund’s other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the New Fund, Janus Capital assumes various risks. The Trustees noted that Janus Capital, and not the New Fund, was responsible for paying Janus Singapore.

The Trustees concluded that the management fee payable by the New Fund to Janus Capital and the subadvisory fee payable by Janus Capital to Janus Singapore was reasonable in relation to the nature, extent and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital charges to other clients, and the expense limitation agreement agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital and Janus Singapore to realize economies of scale as the assets of the New Fund increases. The Trustees noted that the New Fund is part of the overall Janus funds complex, which means, among other things, that the New Fund shares directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds. As a general matter, the Trustees also concluded that until there was significant growth in the New Fund’s assets, it was premature to attempt to analyze potential future economies of scale.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital, Janus Singapore, and their affiliates from their relationship with the New Fund. They recognized that two affiliates of Janus Capital separately serve the New Fund as transfer agent and distributor, respectively. They also considered Janus Capital’s proposed use of commissions to be paid by the New Fund on its portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the New Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the New Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by the New Fund therefor, the New Fund, Janus Capital, and Janus Singapore may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and Janus Singapore expects to benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the New Fund and that the New Fund benefits from Janus Capital’s and Janus Singapore’s receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital and Janus Singapore. They further concluded that success of the New Fund, including through build out of Janus Capital’s Singapore office, could attract other business to Janus Capital or Janus Singapore or other Funds and that the success of Janus Capital and Janus Singapore could enhance Janus Capital’s and Janus Singapore’s ability to serve the New Fund.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are independent Trustees, concluded that approval of the New Fund’s agreements were in the best interest of the New Fund and its shareholders.

186 | SEPTEMBER 30, 2011

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended September 30, 2010. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

Janus Global & International Funds | 187

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total

188 | SEPTEMBER 30, 2011

return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Global & International Funds | 189

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the fiscal year ended September 30, 2011:

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

Janus Asia Equity Fund	$1,137	$19,024
Janus Emerging Markets Fund	19,914	263,035
Janus Global Select Fund	4,350,756	44,592,266
Janus International Equity Fund	371,128	6,197,879
Janus Overseas Fund	12,602,112	169,669,517

Dividends Received Deduction Percentage

Fund

Janus Global Life Sciences Fund	100%
Janus Global Research Fund	100%
Janus Global Select Fund	51%
Janus Worldwide Fund	31%

Qualified Dividend Income Percentage

Fund

Janus Emerging Markets Fund	100%
Janus Global Life Sciences Fund	100%
Janus Global Research Fund	100%
Janus Global Select Fund	100%
Janus International Equity Fund	100%
Janus Worldwide Fund	100%

190 | SEPTEMBER 30, 2011

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverage Co., Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

Janus Global & International Funds | 191

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11 - Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgwater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	52	Formerly, Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-2011); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	52	Independent Trustee of PayPal Funds (a money market fund) (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

192 | SEPTEMBER 30, 2011

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions to corporate clients).

Janus Global & International Funds | 193

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Andrew Acker 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Portfolio Manager Janus Global Life Sciences Fund	5/07-Present	Vice President and Research Analyst of Janus Capital, and Portfolio Manager for other Janus accounts.

Wahid Chammas 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Emerging Markets Fund	12/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

John Eisinger 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Janus Global Select Fund	1/08-Present	Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2003-2007) for Janus Capital.

James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Global Research Fund	2/05-Present	Vice President and Director of Equity Research of Janus Capital.

Matt Hochstetler 151 Detroit Street Denver, CO 80206 DOB: 1979	Executive Vice President and Co-Portfolio Manager Janus Emerging Markets Fund	12/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Brent A. Lynn 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Overseas Fund	1/01-Present	Vice President of Janus Capital.

Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Janus International Equity Fund	6/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Portfolio Manager Janus Worldwide Fund	3/11-Present	Vice President of Janus Capital. Formerly, Portfolio Manager for Northern Trust (2008-2011) and Columbia Management Group (2004-2008).

Guy Scott 151 Detroit Street Denver, CO 80206 DOB: 1966	Executive Vice President and Co-Portfolio Manager Janus International Equity Fund	6/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

J. Bradley Slingerlend 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Portfolio Manager Janus Global Technology Fund	5/11-Present	Portfolio Manager for other Janus accounts and Research Analyst of Janus Capital.

Carmel Wellso 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Co-Portfolio Manager Janus International Equity Fund	6/10-Present	Portfolio Manager for other Janus accounts and Research Analyst for Janus Capital.

Hiroshi Yoh 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Portfolio Manager Janus Asia Equity Fund	7/11-Present	Portfolio Manager for other Janus accounts. Formerly, Chief Investment Officer and a portfolio manager with Tokio Marine Asset Management International Pte. Ltd, a Singapore-based asset management firm (1999-2011).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

194 | SEPTEMBER 30, 2011

OFFICERS (continued)

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group, Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Global & International Funds | 195

Notes

196 | SEPTEMBER 30, 2011

Notes

Janus Global & International Funds | 197

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Perkins value funds seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (11/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-1011-164	125-02-01000 11-11

ANNUAL REPORT

September 30, 2011

Janus Growth &
Core Funds

Janus Balanced Fund
Janus Contrarian Fund
Janus Enterprise Fund
Janus Forty Fund
Janus Fund
Janus Growth and Income Fund
Janus Research Fund
Janus Triton Fund
Janus Twenty Fund
Janus Venture Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Growth & Core Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment
Officer

Gibson Smith
Co-Chief Investment
Officer

Punting politicians

We would like to take this opportunity to thank you for investing with Janus.

As we head into the fourth quarter, we find it troubling that politicians hold the keys to confidence. Even more unsettling is their propensity to fiddle with half-measures while financial markets burn. Yet despite some signs of progress, Europe’s debt crisis remains unresolved. Washington, meanwhile, appears to have made scant progress on a deficit reduction plan and has kicked the proverbial can to a Congressional “super committee” that itself is likely to punt, given its highly partisan profile. We expect some hard choices to eventually come out of Brussels and Washington. Unfortunately, the risks of a policy error are growing, with potentially unsettling consequences for the global economy.

Companies, for their part, need more regulatory clarity and tax incentives to hire and invest. This is the clearest path out of the public debt crisis, as economic growth increases the tax base and lowers deficits. Yet with so much uncertainty about “normalized” demand, companies are reluctant to deploy capital. The good news is they are holding a record $2 trillion in cash and short-term investments. Even a roadmap out of the debt crisis in Europe and modest steps towards fiscal stability in the U.S. may revive business confidence and spark a rebound in investment and hiring.

Equities: strong fundamentals persist

Equity correlations between both stocks and sectors soared to record levels in September, making it a challenging environment for individual security selection. We’re confident that correlations will decline as the situation in Europe stabilizes, however, and stocks will trade more on their underlying fundamentals.

In a tougher economy, we think individual security selection will be the key to outperformance once correlations start to normalize. Sectors such as health care may have a challenging outlook, for example. Yet there are always well-positioned companies to be unearthed through fundamental research. Our technology analysts see a slowdown in tech spending, yet they are excited about secular growth drivers in areas such as storage, tablets and cloud computing. Some European companies look attractive to us too. Many have been punished simply for being domiciled in Europe. Yet a majority of their sales growth comes from emerging markets and other regions, and remains relatively healthy.

Ultimately, our conviction stems from what we see as reasonable valuations at the company level and growth drivers that we think can withstand a tougher economy. High correlations have been frustrating to us. Yet we think correlations will eventually decline, providing an excellent backdrop for active management to outperform.

Fixed Income: finding attractive entry points

While we remain very bullish on the credit markets, we have been moving to a more conservative positioning in an effort to protect on the downside in light of unpredictable macro outcomes. Investors may be concerned about low absolute yields, but growth outlooks are declining and inflation expectations have come down sharply as skepticism rises about the trajectory of the global economy. The key risk is that growth slows more than anticipated. An unintended consequence of lower rates is that it creates incentives for people to save more and spend less, which could put pressure on the economic expansion.

Treasuries have been the best way to express these concerns in fixed income, and we have been adding long-dated Treasuries in applicable portfolios – a move that has aided returns and helped to protect portfolios on the downside. While this buying of Treasuries has helped lower the volatility of portfolios, at some point in the future we anticipate liquidating Treasuries as underlying valuations are not attractive on a historical basis.

Overall, we are finding attractive opportunities across the credit markets. We remain disciplined in our security selection with a focus on companies that continue to go through a positive fundamental transformation of their capital structure. While 2009 and 2010 were strong years for the credit markets, we believe additional upside remains, but security selection is critical in this environment.

Janus Growth & Core Funds | 1

Continued

Outlook: opportunity for patient investors

As we look ahead, we expect a slower-growth environment heading into 2012. While U.S. growth is likely to slow, we think the economy will avoid another full-scale recession. We would be leery of more unconventional stimulus, however, because we do not believe it would fundamentally address the underlying problems of uncertainty and deleveraging.

With valuations down sharply, markets may already be discounting these concerns. We see no shortage of opportunities in both equities and fixed income and remain committed to finding them through deep, fundamental research. For those who invest actively, the long-term outlook remains bright.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

The opinions are those of the authors as of 09-2011 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

There is no assurance that the investment process will consistently lead to successful investing.

Investing involves market risk. Investment return and value will fluctuate and it is possible to lose money by investing.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

U.S. Treasury securities are direct debt obligations issued by the U.S. Government. With government bonds, the investor is a creditor of the government. Treasury Bills and U.S. Government Bonds are guaranteed by the full faith and credit of the United States government, are generally considered to be free of credit risk and typically carry lower yields than other securities. Bonds in a portfolio are typically intended to provide income and/or diversification. In general, the bond market is volatile. Bond prices rise when interest rates fall and vice versa. This effect is usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

2 | SEPTEMBER 30, 2011

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was September 30, 2011. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2011 to September 30, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive certain Funds’ total operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least February 1, 2013. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees

Janus Growth & Core Funds | 3

(where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | SEPTEMBER 30, 2011

Janus Balanced Fund (unaudited)

Fund Snapshot
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our benchmark and peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

Performance Overview

Janus Balanced Fund’s Class T Shares returned -2.78% for the 12-month period ended September 30, 2011, compared with a 3.26% return by the Balanced Index, an internally-calculated secondary benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500 Index, the Fund’s primary benchmark, and a 45% weighting in the Barclays Capital U.S. Aggregate Bond Index, the Fund’s secondary benchmark, which returned 1.14% and 5.26%, respectively.

Market Overview

Equity markets sold off significantly late in the period as a result of a worsening debt crisis in Europe, a rating downgrade of U.S. sovereign credit and evidence that the economy was slowing. The market feared Europe’s debt crisis would turn into a repeat of the 2008 financial crisis and valued companies directly involved, such as French banks, and any bank with European sovereign debt exposure, for worst-case scenarios. The ratings downgrade of U.S. debt was more symbolic and well telegraphed, but on the heels of a near shutdown of the federal government and the political wrangling surrounding it, made many investors nervous and skeptical. More concerning to us was the economy slowed more severely than we had anticipated. Weak payroll numbers in July and August, falling consumer confidence and declining statistics in industrial demand led economists to significantly lower their projections for GDP growth. Weak industrial data from China, an indication of weakness in emerging markets, added to fears of a slowing global economy, which drove commodity prices lower.

Fixed income markets were also extremely volatile late in the period, as investors reacted to the seemingly never-ending bad news emanating from around the world. The confluence of U.S. political paralysis, renewed European sovereign debt fears and increasing signs of global economic weakness kept markets firmly on edge and fueled an incredible flight-to-safety rally that drove 10-year U.S. Treasury rates sharply lower from 3.22% on July 1 to an unprecedented low of 1.72% on September 22, before climbing slightly to end the period at 1.92%. For the period, the 30-year U.S. Treasury delivered a remarkable 31.54% total return, easily trouncing all other market segments.

Amidst this sea of macroeconomic uncertainty, investors steadily abandoned perceived-riskier assets. Corresponding investment-grade and high-yield corporate spreads widened significantly against the 10-year U.S. Treasury, hitting a period high of 218 basis points and 807 bps, respectively, at the end of September. This expansion was symptomatic of the continued transition from a generally more bullish market outlook throughout most of the first half of 2011 to the generally more bearish perspective that began to unfold in May when spreads abruptly began to increase. The Federal Reserve’s latest “Operation Twist” did little to stem this tide, and by confirming investors’ concerns, may have only made the situation worse.

Asset Allocation

The Fund moved from overweight to equities (56%) relative to the Balanced Index (55%) at the beginning of the period to an underweight (52.9% as of period end). Our fixed income weighting, meanwhile, increased from 43.6% at the beginning of the period to 47% with the bulk of this sleeve invested in corporate credit. Breaking out the fixed income sleeve relative to the Barclays Capital U.S. Aggregate Bond Index, we had a significant overweight in corporate credit (69.4% vs. 19.6%), while maintaining an underweight in U.S. Treasuries (16.6% vs. 34.2%) through period end.

Performance Discussion

The Fund underperformed the Balanced Index during the period, as both the equity and fixed income sleeves underperformed their respective benchmarks.

Janus Growth & Core Funds | 5

Janus Balanced Fund (unaudited)

Equity Performance

The equity sleeve’s underperformance relative to the S&P 500 Index was driven largely by a tilt towards economically-sensitive holdings across a variety of sectors. Our energy holdings, led lower by Canadian Natural Resources, were the largest relative detractors. Weak energy prices late in the period weighed on the energy sector. We continue to like Canadian Natural Resources, an exploration and production company, for its exposure to oil sands and its production growth that has exceeded the broader industry.

Our financial holdings, led by Morgan Stanley and CIT Group, were also key detractors. Morgan Stanley was hit by investor worries over balance sheet risk and rumors (which were overstated) that it had exposure to French banks. We believe our core thesis remains intact that the financial holding company is well capitalized relative to other U.S. financials, and it should benefit significantly from its brokerage joint venture with Citigroup’s Smith Barney. We also continue to favor CIT Group. The commercial and consumer finance company, which came out of bankruptcy in 2009, should benefit as it refinances its high-cost debt. We also think CIT will grow its loan business.

Philip Morris International led individual contributors. We like the tobacco company for its pure international exposure, stable markets, minimal litigation risk and ability to implement price increases. Its cash generative business has historically also led to high dividend payouts and share repurchases.

Technology holdings Apple and IBM were also key contributors. We sold IBM, but continue to like Apple. The mobile device and computer maker has strong free cash flows and a large sum of cash sitting on its balance sheet. It continues to gain market share in personal computing and remains a dominant player in the smart phone market. We like the company for its growth potential, but do believe its relatively high free cash flow yield and large cash balance gives its management some flexibility to pursue shareholder-friendly activities, like possibly returning cash to shareholders.

Late in the period, we sold a number of our more economically sensitive holdings such as those that could be affected by reduced information technology spending. We were also opportunistic in taking profits in select names and adding companies with stable earnings, as well as establishing new positions in companies that we feel will capitalize on merger and acquisition activity in health care and those that are strengthening their balance sheets. We have also placed more emphasis on companies that are generating significant levels of cash that could lead to higher dividend payouts and stock buybacks. In addition, we added to existing positions where we deemed appropriate. Overall, the Fund’s equity holdings were reduced.

Our investment-focused theme on emerging market wealth creation and consumption remains in place. Even if China’s growth slows, we think the emerging market consumer should continue to spend robustly. We believe Las Vegas Sands is particularly well positioned to capitalize on this trend. The gaming company has a strong presence in Singapore and Macau, China, and is looking to expand to new areas in Asia. Recent results from its Singapore and Macau casinos continue to surpass investor expectations.

Fixed Income Performance

During the period, the fixed income sleeve underperformed the Barclay’s Capital U.S. Aggregate Bond Index (“Agg”). This lag is unsurprising to us given the recent U.S. Treasury run-up and the Agg’s sizable allocation to these securities. We think the sleeve remains well positioned relative to the Index for when markets once again normalize, particularly given our view on the Agg’s overexposure to the government sector and related increased interest rate risk, as discussed in greater detail in previous letters.

The fixed income sleeve’s fundamental portfolio positioning remained firmly in place throughout the period. We continue to believe that carefully researched corporate credit security selection is the most effective strategy for capturing alpha and managing portfolio risk long term. That being said, we also remained highly cognizant of current market dynamics and implemented a more defensive portfolio stance with regard to credit spread volatility in an attempt to better navigate the market’s turbulence.

We increased U.S. Treasury interest rate exposure in July to help mitigate anticipated volatility and continually extended duration throughout the period as an added cushion against further market shocks. This longer-dated allocation still remained well below the Agg’s exposure in terms of size, but more closely matched the market’s duration. Corporate credit represented 69.4% of the sleeve’s holdings at period end, slightly down from the 71.4% level at the end of June. We think relative and fundamental value in the corporate segment has remained very compelling and opportunistically have taken advantage of market downdrafts to benefit from attractive valuations. We also reduced exposure to higher volatility

6 | SEPTEMBER 30, 2011

(unaudited)

credits where we felt risk/return tradeoffs were becoming less appealing and remained extremely sensitive to how individual businesses might react to any extended economic slowdown, favoring more resilient credits that we believe are less susceptible to sharp spread displacements.

As we came to understand the Fed’s expanded role in the MBS market near period end, we increased our allocation to agency mortgages in part from the funds raised in our credit adjustments. The overall allocation within the sleeve was 10% at period end. We continue to focus on prepay protected issues such as low-loan balance and seasoned pools to manage the interest rate risk inherent in the sector.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion regarding the use of forward currency contracts by the Fund.

Outlook

Despite considerable uncertainty as the period ended, we believe there will be a solution to the European debt crisis since market movements have caught the attention of officials at the European Central Bank and the European Union. We also don’t think there will be any defaults of major banks in Europe, although Greece’s situation is unpredictable. A major concern is the economic slowdown in the U.S. The probability of another recession has increased, although we think the odds against it are still modestly higher. The determining factor will be consumer confidence, which is tied to actions in Washington D.C. If the consumer feels Congress and the Obama Administration can put politics aside and assemble the right amount of stimulus without worsening the deficit, then confidence should stop declining, reach a nadir and rebuild. Our concern is that continued wrangling in Washington and ongoing retrenchment by consumers, and by extension companies, could lead to another recession.

Based on this view, we have reduced some of the equity sleeve’s cyclicality and focused on companies that we believe should perform well despite the difficult macro-environment. Examples include Union Pacific, a railroad company that is rolling off unprofitable contracts, efficient health care companies such as Valeant Pharmaceuticals and defensive companies with stable earnings such as McDonald’s. We also like companies that target high-end consumers, such as Coach and Nordstrom, and are generally avoiding those firms geared towards lower end consumers due to continued high levels of unemployment.

Our fixed income team believes investors should brace for continued volatility for the foreseeable future. Looking ahead, we remain concerned about four critical areas for fixed income markets. At the top of this list is the acceleration of the European debt crisis. The European Central Bank has yet to introduce a pragmatic solution that maintains the European Union’s solvency and protects the European financial system from the sizable at-risk sovereign debt held by banks across the region. At this point, the question seems to be not whether Greece will default, but how orderly this event will be. We also expect funding to become more of a problem for countries such as Italy and Spain, with interest expenses likely to increase significantly as bonds are rolled over and maturities are extended out on the yield curve. Given this unfolding scenario, it would not be surprising to see the ECB lowering rates in short order, as well as engaging in the types of quantitative easing programs the U.S. has been experimenting with over time. Until then, expect the situation to continue to amplify global market instability.

Second, cracks are beginning to become evident to us in the emerging market growth engine that has driven most global expansion over the last few years. Disappointing economic news out of China and the recent surprise interest rate cut from the Brazilian Central Bank are two warning signs that stresses in these markets are starting to come to fruition. While these slowdown concerns are problematic on their own, they may also start to undermine emerging market currency stability, which would generate more volatility in the system.

Third, the U.S. growth trajectory is clearly slowing. Currently, we think U.S. growth will remain positive, if relatively sedate, for the reminder of the year. In our research, we have found that certain companies have been negatively affected by recent economic deceleration but not at levels that would justify recent steep selloffs. Based on this bottom-up view, the greatest challenge may be investors are so nervous that sluggish economic signals which may have been easily brushed off six months ago are now regarded as evidence of an imminent double-dip recession. This is magnifying market volatility, which in turn further elevates investor anxiety, creating the type of negative feedback loop that can easily manifest market perception into market reality. Recession anticipation may keep companies hesitant about committing capital to hiring and other business expenditures, as well as prompting consumers to keep their wallets closed, both of which could make further economic declines inevitable.

Finally, and perhaps most frustrating, there is the current political dysfunction – at times bordering on insanity – coming out of the U.S., Europe and Japan. Politics are an important factor for financial markets, particularly during

Janus Growth & Core Funds | 7

Janus Balanced Fund (unaudited)

weaker economic cycles, and the current lack of leadership in these key regions is resulting in a deterioration of investor confidence and generally increased sense of fiscal instability around the globe. In the current environment, the risk of political error is extremely high, and the heightened uncertainty around these political structures is likely to further fuel market turmoil.

For mortgages, we expect the White House’s mortgage refinancing plan to come to light relatively early in the fourth quarter of 2011. Assuming the plan’s details are generally consistent with the market’s expectations, we see potential for spreads on mortgages to rally. As with many sectors of the market, we believe there is considerable capital on the sidelines waiting for clarity.

In light of the unpredictable outcomes embedded in these risk factors, we think a more conservative portfolio stance is prudent. The divergence between investor sentiment and market fundamentals may continue for an extended period, although it will undoubtedly reverse at some point. We believe the best way to navigate this difficult market is through extensive fundamental, bottom-up research, rather than positioning the portfolio around binary bets on interest rates or individual market segments. Short term, we remain confident that our systematic focus on risk-adjusted performance should continue to help protect against the downside if severe market volatility continues to be the norm. Long term, we remain excited about the compelling valuations and investment potential our research is identifying in the current dislocation.

Thank you for investing in Janus Balanced Fund.

Janus Balanced Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Philip Morris International, Inc.	0.91%
International Business Machines Corp.	0.83%
Apple, Inc.	0.74%
CBS Corp. – Class B	0.48%
Danaher Corp.	0.47%

5 Bottom Performers – Equity Holdings

Contribution

Morgan Stanley	–1.29%
CIT Group, Inc.	–0.84%
Ford Motor Co.	–0.77%
Canadian Natural Resources, Ltd.	–0.75%
Freeport-McMoRan Copper & Gold, Inc. – Class B	–0.72%

5 Top Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Consumer Staples	1.52%	8.98%	10.77%
Information Technology	1.45%	19.48%	18.62%
Health Care	0.22%	12.03%	11.35%
Telecommunication Services	0.04%	0.86%	3.05%
Utilities	0.00%	0.00%	3.40%

5 Bottom Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Financials	–5.32%	13.96%	15.34%
Energy	–2.19%	10.72%	12.34%
Materials	–1.42%	6.39%	3.61%
Consumer Discretionary	–1.18%	17.13%	10.60%
Industrials	–0.04%	10.45%	10.92%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

8 | SEPTEMBER 30, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

Oracle Corp. Enterprise Software/Services	2.2%
Union Pacific Corp. Transportation – Railroad	1.8%
E.I. du Pont de Nemours & Co. Chemicals – Diversified	1.7%
NIKE, Inc. – Class B Athletic Footwear	1.6%
CBS Corp. – Class B Television	1.5%

8.8%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

Emerging markets comprised 1.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2011

As of September 30, 2010

Janus Growth & Core Funds | 9

Janus Balanced Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2011					per the January 28, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Balanced Fund – Class A Shares
NAV	–2.85%	4.07%	5.37%	9.23%	0.93%	0.93%
MOP	–8.43%	2.85%	4.75%	8.89%

Janus Balanced Fund – Class C Shares
NAV	–3.61%	3.31%	4.61%	8.59%	1.64%	1.64%
CDSC	–4.53%	3.31%	4.61%	8.59%

Janus Balanced Fund – Class D Shares(1)	–2.65%	4.17%	5.43%	9.26%	0.73%	0.73%

Janus Balanced Fund – Class I Shares	–2.56%	4.13%	5.41%	9.25%	0.65%	0.65%

Janus Balanced Fund – Class R Shares	–3.28%	3.60%	4.89%	8.86%	1.34%	1.34%

Janus Balanced Fund – Class S Shares	–3.03%	3.86%	5.14%	9.07%	1.09%	1.09%

Janus Balanced Fund – Class T Shares	–2.78%	4.13%	5.41%	9.25%	0.85%	0.85%

S&P 500® Index	1.14%	–1.18%	2.82%	7.47%

Barclays Capital U.S. Aggregate Bond Index	5.26%	6.53%	5.66%	6.43%

Balanced Index	3.26%	2.58%	4.45%	7.33%

Lipper Quartile – Class T Shares	4th	1st	1st	1st

Lipper Ranking – based on total return for Mixed-Asset Target Allocation Moderate Funds	406/481	8/378	24/181	2/25

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

10 | SEPTEMBER 30, 2011

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Growth & Core Funds | 11

Janus Balanced Fund (unaudited)

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$902.10	$4.20

Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$898.20	$7.90

Hypothetical (5% return before expenses)	$1,000.00	$1,016.75	$8.39

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$902.40	$3.34

Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$903.20	$2.96

Hypothetical (5% return before expenses)	$1,000.00	$1,021.96	$3.14

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$899.90	$6.29

Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.68

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$901.00	$5.10

Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.42

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$902.30	$3.91

Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15

†	Expenses are equal to the annualized expense ratio of 0.88% for Class A Shares, 1.66% for Class C Shares, 0.70% for Class D Shares, 0.62% for Class I Shares, 1.32% for Class R Shares, 1.07% for Class S Shares and 0.82% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

12 | SEPTEMBER 30, 2011

Janus Balanced Fund

Schedule of Investments

As of September 30, 2011

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.2%
$5,389,000	Bear Stearns Commercial Mortgage Securities 5.5370%, 10/12/41	$5,904,420
9,749,000	Commercial Mortgage Pass Through Certificates 6.0075%, 12/10/49‡	10,517,689
5,081,893	DBUBS Mortgage Trust 3.7420%, 6/1/17 (144A)	5,213,164
5,120,000	FREMF Mortgage Trust 4.7267%, 1/25/21 (144A),‡	4,713,375
3,273,000	FREMF Mortgage Trust 5.3323%, 4/25/21 (144A),‡	3,139,751
7,214,000	FREMF Mortgage Trust 4.9362%, 4/25/44 (144A),‡	7,211,513
8,297,000	FREMF Mortgage Trust 4.8868%, 7/25/44 (144A),‡	7,553,929
4,905,000	GS Mortgage Securities Corp. II 5.5600%, 11/10/39	5,183,408
8,299,000	JPMorgan Chase Commercial Mortgage Securities Corp. 3.6620%, 7/5/24 (144A)	8,302,311
8,277,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.6330%, 12/5/27 (144A)	9,029,338
5,571,000	JPMorgan Chase Commercial Mortgage Securities Corp. 4.3110%, 8/5/32 (144A)	5,543,981
3,246,000	JPMorgan Chase Commercial Mortgage Securities Corp. 6.0720%, 4/15/45‡	3,567,954
4,856,000	Morgan Stanley Capital I 3.8840%, 2/15/16 (144A)	5,012,004
3,000,000	Oxbow Resources LLC 4.9690%, 5/1/36 (144A)	3,060,000
2,781,000	SLM Student Loan Trust 4.3700%, 4/17/28 (144A)	2,945,724
3,040,000	SLM Student Loan Trust 2.7290%, 1/15/43 (144A),‡	3,017,220

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $89,598,270)		89,915,781

Bank Loans – 0.6%
Aerospace and Defense – 0.1%
6,945,196	TransDigm, Inc. 4.0000%, 2/14/17‡	6,776,983
Auction House – Art Dealer – 0.1%
4,811,940	ADESA, Inc. 5.0000%, 5/19/17‡	4,643,522
Data Processing and Management – 0%
1,633,500	Fidelity National Information 5.2500%, 7/18/16‡	1,628,060
Electric – Generation – 0.1%
5,058,580	AES Corp. 4.2500%, 6/1/18‡	4,939,349
Food – Miscellaneous/Diversified – 0.1%
12,259,275	Del Monte Foods Co. 4.5000%, 3/8/18‡	11,370,478
Retail – Apparel and Shoe – 0.1%
3,755,063	PVH Corp. 3.5000%, 5/6/16‡	3,727,464
Retail – Restaurants – 0.1%
9,711,156	DineEquity, Inc. 4.2500%, 10/19/17‡	9,382,337
Telecommunication Equipment – 0%
2,953,160	CommScope, Inc. 5.0000%, 1/14/18‡	2,892,266

Total Bank Loans (cost $47,026,034)		45,360,459

Common Stock – 52.7%
Aerospace and Defense – 1.4%
1,725,144	Boeing Co.	104,388,463
Agricultural Chemicals – 1.1%
613,365	Mosaic Co.	30,036,484
955,446	Syngenta A.G. (ADR)	49,558,984
		79,595,468
Apparel Manufacturers – 0.7%
954,565	Coach, Inc.	49,475,104
Athletic Footwear – 1.6%
1,351,782	NIKE, Inc. – Class B	115,590,879
Automotive – Cars and Light Trucks – 0.6%
856,040	Daimler A.G.	37,965,374
976,745	Ford Motor Co.*	9,445,124
		47,410,498
Cable/Satellite Television – 1.5%
1,030,570	DIRECTV – Class A*	43,541,582
1,026,425	Time Warner Cable, Inc. – Class A	64,326,055
		107,867,637
Casino Hotels – 1.1%
1,270,025	Las Vegas Sands Corp.*	48,692,758
3,113,500	MGM Mirage*	28,924,415
		77,617,173
Chemicals – Diversified – 2.2%
3,223,725	E.I. du Pont de Nemours & Co.	128,852,288
1,373,130	LyondellBasell Industries N.V.	33,545,566
		162,397,854
Commercial Banks – 2.7%
2,662,715	CIT Group, Inc.*	80,866,654
935,090	ICICI Bank, Ltd. (ADR)	32,466,325
2,114,815	Itau Unibanco Holding S.A. (ADR)	32,821,929
2,731,454	Standard Chartered PLC**	54,511,513
		200,666,421
Commercial Services – Finance – 1.5%
211,715	MasterCard, Inc. – Class A	67,147,529
2,827,347	Western Union Co.	43,230,136
		110,377,665
Computer Services – 0.7%
763,790	Cognizant Technology Solutions Corp.*	47,889,633
Computers – 1.3%
255,299	Apple, Inc.*	97,314,873
Computers – Integrated Systems – 0.7%
940,015	Teradata Corp.*	50,319,003

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 13

Janus Balanced Fund

Schedule of Investments

As of September 30, 2011

Shares or Principal Amount		Value

Computers – Memory Devices – 0.9%
1,910,045	NetApp, Inc.*	$64,826,927
Cosmetics and Toiletries – 0.4%
334,125	Estee Lauder Cos., Inc. – Class A	29,349,540
Diversified Banking Institutions – 1.8%
1,562,117	Credit Suisse Group A.G. (ADR)	40,989,950
6,963,203	Morgan Stanley	94,003,241
		134,993,191
E-Commerce/Services – 1.5%
3,126,430	eBay, Inc.*	92,198,421
195,520	Netflix, Inc.*	22,125,043
		114,323,464
Electronic Components – Miscellaneous – 0.7%
1,919,265	TE Connectivity, Ltd. (U.S. Shares)	54,008,117
Electronic Components – Semiconductors – 0.4%
655,566	Microchip Technology, Inc.	20,394,658
1,648,845	ON Semiconductor Corp.*	11,822,219
		32,216,877
Electronic Connectors – 0.5%
942,600	Amphenol Corp. – Class A	38,429,802
Enterprise Software/Services – 2.2%
5,538,236	Oracle Corp.	159,168,903
Finance – Other Services – 1.0%
3,229,453	NYSE Euronext	75,052,488
Hotels and Motels – 0.8%
2,107,320	Marriott International, Inc. – Class A	57,403,397
Investment Management and Advisory Services – 0.8%
5,040,330	Blackstone Group L.P.	60,383,153
Life and Health Insurance – 0.2%
1,929,757	Prudential PLC**	16,515,139
Machinery – Farm – 0.3%
355,615	Deere & Co.	22,962,061
Medical – Biomedical and Genetic – 2.0%
1,217,673	Celgene Corp.*	75,398,312
1,772,260	Gilead Sciences, Inc.*	68,763,688
		144,162,000
Medical – Drugs – 4.0%
472,480	Allergan, Inc.	38,922,902
3,006,410	Bristol-Myers Squibb Co.	94,341,146
703,645	Endo Pharmaceuticals Holdings, Inc.*	19,695,024
3,307,615	Pfizer, Inc.	58,478,633
648,135	Shire PLC (ADR)**	60,879,321
601,185	Valeant Pharmaceuticals International, Inc.	22,315,987
		294,633,013
Medical – Generic Drugs – 0.9%
3,815,425	Mylan, Inc.*	64,862,225
Metal – Copper – 0.7%
1,761,956	Freeport-McMoRan Copper & Gold, Inc. – Class B	53,651,560
Metal Processors and Fabricators – 0.4%
193,862	Precision Castparts Corp.	30,137,787
Oil – Field Services – 0.6%
473,155	Baker Hughes, Inc.	21,840,835
708,870	Halliburton Co.	21,634,712
		43,475,547
Oil Companies – Exploration and Production – 1.8%
2,356,905	Canadian Natural Resources, Ltd.	68,986,609
847,406	Occidental Petroleum Corp.	60,589,529
		129,576,138
Oil Companies – Integrated – 2.7%
1,120,910	Chevron Corp.	103,706,593
1,868,314	Hess Corp.	98,011,753
		201,718,346
Pharmacy Services – 0.8%
1,653,715	Express Scripts, Inc. – Class A*	61,303,215
Pipelines – 0.6%
1,175,755	Enterprise Products Partners L.P.	47,206,563
Retail – Major Department Stores – 0.5%
759,885	Nordstrom, Inc.	34,711,547
Retail – Restaurants – 0.9%
727,275	McDonald’s Corp.	63,869,291
Super-Regional Banks – 1.1%
3,410,515	U.S. Bancorp.	80,283,523
Telephone – Integrated – 0.2%
509,676	CenturyLink, Inc.	16,880,469
Television – 1.5%
5,532,744	CBS Corp. – Class B	112,757,323
Tobacco – 2.2%
2,154,946	Altria Group, Inc.	57,774,102
1,714,956	Philip Morris International, Inc.**	106,978,956
		164,753,058
Toys – 1.0%
2,977,025	Mattel, Inc.	77,075,177
Transportation – Railroad – 2.2%
482,454	Canadian National Railway Co. (U.S. Shares)	32,121,787
1,599,388	Union Pacific Corp.	130,622,018
		162,743,805

Total Common Stock (cost $3,998,514,323)		3,894,344,317

Corporate Bonds – 32.1%
Advertising Services – 0.1%
$1,806,000	WPP Finance UK 5.8750%, 6/15/14**	1,952,109
7,316,000	WPP Finance UK 8.0000%, 9/15/14**	8,280,117
		10,232,226
Agricultural Chemicals – 0.5%
19,419,000	CF Industries, Inc. 6.8750%, 5/1/18	21,676,459
7,336,000	CF Industries, Inc. 7.1250%, 5/1/20	8,353,870
4,994,000	Incitec Pivot, Ltd. 4.0000%, 12/7/15 (144A)	5,090,344
		35,120,673

See Notes to Schedules of Investments and Financial Statements.

14 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Shares or Principal Amount		Value

Apparel Manufacturers – 0.1%
$7,367,000	Hanesbrands, Inc. 3.7695%, 12/15/14‡	$7,201,243
Automotive – Cars and Light Trucks – 0.2%
12,803,000	Daimler Finance North America LLC 6.5000%, 11/15/13	14,056,606
Beverages – Non-Alcoholic – 0.7%
28,314,000	Coca-Cola Co. 0.7500%, 11/15/13	28,270,198
19,248,000	Coca-Cola Co. 1.5000%, 11/15/15	19,426,256
4,609,000	PepsiCo, Inc. 3.7500%, 3/1/14	4,921,527
		52,617,981
Beverages – Wine and Spirits – 0.7%
46,399,000	Pernod-Ricard S.A. 5.7500%, 4/7/21 (144A)	50,855,763
Brewery – 0.1%
10,552,000	Anheuser-Busch InBev Worldwide, Inc. 1.5000%, 7/14/14	10,627,130
Building – Residential and Commercial – 0.1%
6,377,000	MDC Holdings, Inc. 5.3750%, 12/15/14	6,782,360
Building Products – Cement and Aggregate – 0.2%
3,554,000	CRH America, Inc. 4.1250%, 1/15/16	3,578,363
1,948,000	CRH America, Inc. 5.7500%, 1/15/21	2,007,383
11,432,000	Hanson, Ltd. 6.1250%, 8/15/16**	11,489,160
		17,074,906
Cable/Satellite Television – 0.3%
8,854,000	Comcast Corp. 5.1500%, 3/1/20	9,993,483
4,061,000	Time Warner Cable, Inc. 4.0000%, 9/1/21	3,971,325
5,035,000	Time Warner Cable, Inc. 5.5000%, 9/1/41	4,976,629
		18,941,437
Chemicals – Diversified – 0.8%
42,904,000	LBI Escrow Corp. 8.0000%, 11/1/17 (144A)	46,229,060
14,992,000	Lyondell Chemical Co. 11.0000%, 5/1/18	16,191,360
		62,420,420
Chemicals – Specialty – 0.1%
8,915,000	Ashland, Inc. 9.1250%, 6/1/17	9,862,219
Coatings and Paint Products – 0.3%
13,236,000	RPM International, Inc. 6.1250%, 10/15/19	14,293,980
10,593,000	Sherwin-Williams Co. 3.1250%, 12/15/14	11,189,725
		25,483,705
Commercial Banks – 2.2%
4,218,000	Abbey National Treasury Services PLC 1.8321%, 4/25/14**,‡	4,018,598
5,908,000	Abbey National Treasury Services PLC 4.0000%, 4/27/16**	5,453,911
25,083,000	American Express Bank FSB 5.5000%, 4/16/13	26,480,073
32,464,000	Bank of Montreal 2.6250%, 1/25/16 (144A)	33,899,039
14,513,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	14,041,327
2,278,949	CIT Group, Inc. 7.0000%, 5/1/14	2,324,528
11,133,000	Credit Suisse New York 5.0000%, 5/15/13	11,506,267
14,356,000	HSBC Bank USA NA 4.8750%, 8/24/20	13,463,976
3,930,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15**	3,696,008
11,454,000	Royal Bank of Scotland PLC 4.3750%, 3/16/16**	10,952,269
12,059,000	Standard Chartered PLC 3.2000%, 5/12/16 (144A)**	11,957,789
12,541,000	SVB Financial Group 5.3750%, 9/15/20	13,034,137
13,694,000	Zions Bancorp. 7.7500%, 9/23/14	14,436,502
		165,264,424
Commercial Services – Finance – 0.7%
38,237,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	42,926,806
9,589,000	Western Union Co. 3.6500%, 8/22/18	9,677,171
		52,603,977
Computers – Memory Devices – 0.3%
12,629,000	Seagate Technology 6.3750%, 10/1/11	12,629,000
10,425,000	Seagate Technology 10.0000%, 5/1/14 (144A)	11,676,000
		24,305,000
Data Processing and Management – 0.2%
8,161,000	Fiserv, Inc. 3.1250%, 10/1/15	8,307,424
3,997,000	Fiserv, Inc. 3.1250%, 6/15/16	4,045,224
3,997,000	Fiserv, Inc. 4.7500%, 6/15/21	4,161,301
		16,513,949
Diversified Banking Institutions – 2.2%
10,810,000	Bank of America Corp. 4.5000%, 4/1/15	10,245,113
4,981,000	Bank of America Corp. 3.6250%, 3/17/16	4,534,259
4,926,000	Bank of America Corp. 5.0000%, 5/13/21	4,394,751
8,476,000	Citigroup, Inc. 5.6250%, 8/27/12	8,630,763
4,012,000	Citigroup, Inc. 5.5000%, 4/11/13	4,129,255
25,934,000	Citigroup, Inc. 5.0000%, 9/15/14	25,435,004

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 15

Janus Balanced Fund

Schedule of Investments

As of September 30, 2011

Shares or Principal Amount		Value

Diversified Banking Institutions – (continued)

$4,899,000	Citigroup, Inc. 4.8750%, 5/7/15	$4,895,120
3,250,000	Goldman Sachs Group, Inc. 3.7000%, 8/1/15	3,182,016
9,936,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	9,673,441
6,785,000	Goldman Sachs Group, Inc. 5.3750%, 3/15/20	6,738,014
11,067,000	Goldman Sachs Group, Inc. 5.2500%, 7/27/21	10,917,761
11,754,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	13,089,630
6,874,000	JPMorgan Chase & Co. 4.4000%, 7/22/20	6,954,687
11,261,000	JPMorgan Chase & Co. 4.2500%, 10/15/20	11,287,689
4,083,000	Morgan Stanley 5.3000%, 3/1/13	4,117,093
8,389,000	Morgan Stanley 4.0000%, 7/24/15	7,907,522
7,338,000	Morgan Stanley 3.4500%, 11/2/15	6,757,924
16,992,000	Morgan Stanley 5.6250%, 9/23/19	15,939,702
		158,829,744
Diversified Financial Services – 1.4%
16,028,000	American Express Travel Related Services Co., Inc. 5.2500%, 11/21/11 (144A)	16,109,598
5,406,000	General Electric Capital Corp. 4.8000%, 5/1/13	5,677,446
7,737,000	General Electric Capital Corp. 5.9000%, 5/13/14	8,458,274
29,248,000	General Electric Capital Corp. 6.0000%, 8/7/19	32,922,836
21,599,000	General Electric Capital Corp. 5.5000%, 1/8/20	23,558,764
13,243,000	General Electric Capital Corp. 4.6250%, 1/7/21	13,744,287
		100,471,205
Diversified Minerals – 0.3%
4,822,000	Teck Resources, Ltd. 7.0000%, 9/15/12	5,053,832
4,263,000	Teck Resources, Ltd. 9.7500%, 5/15/14	5,052,678
10,533,000	Teck Resources, Ltd. 10.2500%, 5/15/16	12,382,595
		22,489,105
Diversified Operations – 0.9%
10,380,000	3M Co. 1.3750%, 9/29/16	10,323,855
6,724,000	Danaher Corp. 2.3000%, 6/23/16	6,888,187
12,819,000	Exelis, Inc. 4.2500%, 10/1/16 (144A)	12,734,420
13,386,000	Exelis, Inc. 5.5500%, 10/1/21 (144A)	13,407,672
20,873,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	21,871,731
2,652,000	Tyco International Finance S.A. 4.1250%, 10/15/14	2,819,328
		68,045,193
Diversified Operations – Commercial Services – 0.1%
8,083,000	ARAMARK Corp. 8.5000%, 2/1/15	8,184,038
Electric – Generation – 0%
2,080,000	AES Corp. 7.7500%, 10/15/15	2,111,200
Electric – Integrated – 1.1%
6,435,000	CMS Energy Corp. 1.1993%, 1/15/13‡	6,306,300
12,278,000	CMS Energy Corp. 4.2500%, 9/30/15	12,080,066
9,231,000	CMS Energy Corp. 5.0500%, 2/15/18	9,118,889
3,861,000	Florida Power Corp. 3.1000%, 8/15/21	3,868,097
3,732,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	3,929,356
1,658,000	Pacific Gas & Electric Co. 3.2500%, 9/15/21	1,640,172
5,642,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)**	5,914,424
7,658,000	Public Service Co. of Colorado 3.2000%, 11/15/20	7,792,635
1,646,000	San Diego Gas & Electric Co. 3.0000%, 8/15/21	1,663,104
9,162,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	9,598,514
3,289,000	Wisconsin Electric Power Co. 2.9500%, 9/15/21	3,281,080
13,694,000	Xcel Energy, Inc. 4.7000%, 5/15/20	15,307,632
		80,500,269
Electronic Components – Semiconductors – 1.0%
13,489,000	National Semiconductor Corp. 6.1500%, 6/15/12	13,872,276
20,968,000	National Semiconductor Corp. 3.9500%, 4/15/15	22,466,478
12,361,000	National Semiconductor Corp. 6.6000%, 6/15/17	14,746,586
1,950,000	Texas Instruments, Inc. 0.8750%, 5/15/13	1,956,324
10,425,000	Texas Instruments, Inc. 1.3750%, 5/15/14	10,537,976
8,064,000	Texas Instruments, Inc. 2.3750%, 5/16/16	8,269,068
		71,848,708
Electronic Connectors – 0.3%
19,065,000	Amphenol Corp. 4.7500%, 11/15/14	20,212,713

See Notes to Schedules of Investments and Financial Statements.

16 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Shares or Principal Amount		Value

Electronic Measuring Instruments – 0.2%
$4,031,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	$4,088,321
10,117,000	FLIR Systems, Inc. 3.7500%, 9/1/16	10,072,586
		14,160,907
Electronics – Military – 0.7%
35,044,000	L-3 Communications Corp. 6.3750%, 10/15/15	35,788,685
4,325,000	L-3 Communications Corp. 5.2000%, 10/15/19	4,563,407
12,593,000	L-3 Communications Corp. 4.7500%, 7/15/20	13,032,735
		53,384,827
Engineering – Research and Development Services – 0.2%
11,109,000	Fluor Corp. 3.3750%, 9/15/21	11,106,023
Enterprise Software/Services – 0.2%
9,917,000	BMC Software, Inc. 7.2500%, 6/1/18	11,893,567
Finance – Auto Loans – 0.6%
6,414,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	6,422,005
8,065,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	8,225,316
6,590,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	6,986,738
10,205,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	10,626,548
12,814,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	12,377,247
		44,637,854
Finance – Consumer Loans – 0.2%
3,378,000	John Deere Capital Corp. 3.9000%, 7/12/21	3,646,159
8,111,000	SLM Corp. 6.2500%, 1/25/16	7,961,222
		11,607,381
Finance – Credit Card – 0.2%
11,925,000	American Express Co. 6.8000%, 9/1/66‡	11,552,344
Finance – Investment Bankers/Brokers – 1.1%
7,747,000	Jefferies Group, Inc. 3.8750%, 11/9/15	7,582,244
14,144,000	Jefferies Group, Inc. 5.1250%, 4/13/18	13,245,913
13,668,000	Jefferies Group, Inc. 8.5000%, 7/15/19	15,201,290
9,179,000	Lazard Group LLC 7.1250%, 5/15/15	10,137,976
2,217,000	Lazard Group LLC 6.8500%, 6/15/17	2,441,136
13,452,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	13,590,973
10,279,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	10,916,308
5,836,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	6,299,571
		79,415,411
Finance – Leasing Companies – 0.2%
16,818,000	International Lease Finance Corp. 5.7500%, 5/15/16	14,948,074
Food – Canned – 0%
1,472,000	Del Monte Foods, Co. 7.6250%, 2/15/19 (144A)	1,243,840
Food – Meat Products – 0.5%
362,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	373,765
31,678,000	Tyson Foods Inc. 6.8500%, 4/1/16	34,449,825
		34,823,590
Food – Miscellaneous/Diversified – 0.4%
10,113,000	Corn Products International, Inc. 3.2000%, 11/1/15	10,366,391
2,008,000	Kellogg Co. 4.2500%, 3/6/13	2,098,754
8,045,000	Kellogg Co. 3.2500%, 5/21/18	8,452,479
9,789,000	Kraft Foods, Inc. 5.3750%, 2/10/20	11,078,417
		31,996,041
Food – Retail – 0.1%
8,970,000	Delhaize Group 5.8750%, 2/1/14	9,774,268
Hotels and Motels – 0.1%
5,886,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	6,272,722
2,172,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	2,329,470
		8,602,192
Investment Management and Advisory Services – 0.5%
4,626,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	5,677,735
3,807,000	Ameriprise Financial, Inc. 5.3000%, 3/15/20	4,208,014
15,319,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	15,319,000
7,716,000	FMR LLC 6.4500%, 11/15/39 (144A)	8,418,156
		33,622,905
Life and Health Insurance – 0%
2,653,000	Prudential Financial, Inc. 4.7500%, 6/13/15	2,775,314
Linen Supply & Related Items – 0.2%
5,665,000	Cintas Corp. No. 2 2.8500%, 6/1/16	5,840,190
5,931,000	Cintas Corp. No. 2 4.3000%, 6/1/21	6,403,481
		12,243,671

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 17

Janus Balanced Fund

Schedule of Investments

As of September 30, 2011

Shares or Principal Amount		Value

Medical – Biomedical and Genetic – 0.2%
$2,115,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	$2,284,200
4,263,000	Genzyme Corp. 3.6250%, 6/15/15	4,559,053
5,323,000	Genzyme Corp. 5.0000%, 6/15/20	6,137,488
		12,980,741
Medical – HMO – 0%
1,686,000	Health Care Service Corp. 4.7000%, 1/15/21 (144A)	1,869,123
Medical Instruments – 0.4%
3,954,000	Boston Scientific Corp. 4.5000%, 1/15/15	4,131,638
12,010,000	Boston Scientific Corp. 6.0000%, 1/15/20	13,464,687
8,117,000	Boston Scientific Corp. 7.0000%, 11/15/35	9,490,088
		27,086,413
Medical Products – 0.1%
8,273,000	CareFusion Corp. 4.1250%, 8/1/12	8,459,052
Money Center Banks – 0.3%
17,946,000	Lloyds TSB Bank PLC 4.8750%, 1/21/16**	17,690,216
4,661,000	Lloyds TSB Bank PLC 6.3750%, 1/21/21**	4,595,396
		22,285,612
Multi-Line Insurance – 0.9%
15,515,000	American International Group, Inc. 4.2500%, 9/15/14	15,088,881
8,454,000	American International Group, Inc. 5.4500%, 5/18/17	8,095,339
16,436,000	American International Group, Inc. 6.4000%, 12/15/20	16,744,832
9,636,000	MetLife, Inc. 2.3750%, 2/6/14	9,803,358
5,058,000	MetLife, Inc. 6.7500%, 6/1/16	5,817,332
5,761,000	MetLife, Inc. 7.7170%, 2/15/19	7,061,598
		62,611,340
Oil – Field Services – 0.5%
16,035,000	Schlumberger Investment S.A. 1.9500%, 9/14/16 (144A)	15,946,471
15,297,000	Schlumberger Investment S.A. 3.3000%, 9/14/21 (144A)	15,312,251
8,016,000	Weatherford International, Ltd. 5.1250%, 9/15/20	8,157,899
		39,416,621
Oil and Gas Drilling – 0.6%
5,032,000	Ensco PLC 3.2500%, 3/15/16**	5,109,513
8,388,000	Ensco PLC 4.7000%, 3/15/21**	8,549,352
22,677,000	Nabors Industries, Inc. 5.0000%, 9/15/20	23,122,013
6,313,000	Rowan Cos., Inc. 5.0000%, 9/1/17	6,541,733
		43,322,611
Oil Companies – Exploration and Production – 0.4%
16,494,000	Forest Oil Corp. 8.0000%, 12/15/11	16,494,000
3,808,000	Occidental Petroleum Corp 3.1250%, 2/15/22	3,806,915
6,674,000	Occidental Petroleum Corp. 1.7500%, 2/15/17	6,623,825
		26,924,740
Oil Companies – Integrated – 0.3%
16,699,000	BP Capital Markets PLC 3.1250%, 10/1/15**	17,254,743
7,551,000	BP Capital Markets PLC 4.5000%, 10/1/20**	8,178,707
		25,433,450
Oil Refining and Marketing – 0.3%
803,000	Frontier Oil Corp. 8.5000%, 9/15/16	853,187
9,164,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	10,614,185
2,802,000	Sunoco Logistics Partners Operations L.P. 4.6500%, 2/15/22	2,761,475
3,991,000	Sunoco Logistics Partners Operations L.P. 6.1000%, 2/15/42	4,074,108
		18,302,955
Paper and Related Products – 0.3%
20,589,000	Georgia-Pacific LLC 5.4000%, 11/1/20 (144A)	20,945,519
Pharmacy Services – 0.1%
7,153,000	Express Scripts, Inc. 3.1250%, 5/15/16	7,222,448
Pipelines – 1.3%
8,270,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	8,301,368
2,248,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	2,474,517
3,319,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	3,777,344
18,129,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	18,174,322
12,246,000	Magellan Midstream Partners L.P. 4.2500%, 2/1/21	12,647,412
13,680,000	Plains All American Pipeline L.P. 3.9500%, 9/15/15	14,395,259
3,476,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	4,435,998
11,737,000	Plains All American Pipeline L.P. / PAA Finance Corp. 5.0000%, 2/1/21	12,372,911
6,065,000	TC Pipelines L.P. 4.6500%, 6/15/21	6,238,696

See Notes to Schedules of Investments and Financial Statements.

18 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Shares or Principal Amount		Value

Pipelines – (continued)

$10,580,000	Western Gas Partners L.P. 5.3750%, 6/1/21	$10,614,808
4,455,000	Williams Partners L.P. 3.8000%, 2/15/15	4,648,106
		98,080,741
Property and Casualty Insurance – 0.1%
4,987,000	Fidelity National Financial, Inc. 6.6000%, 5/15/17	5,253,800
3,402,000	Progressive Corp. 3.7500%, 8/23/21	3,470,159
		8,723,959
Publishing – Newspapers – 0%
1,321,000	Gannett Co., Inc. 6.3750%, 9/1/15 (144A)	1,314,382
1,029,000	Gannett Co., Inc. 7.1250%, 9/1/18 (144A)	985,432
		2,299,814
Publishing – Periodicals – 0.2%
13,190,000	United Business Media, Ltd. 5.7500%, 11/3/20 (144A)**	14,093,805
Real Estate Management/Services – 0.1%
3,852,000	CB Richard Ellis Services, Inc. 6.6250%, 10/15/20	3,697,920
Real Estate Operating/Development – 0.1%
8,026,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	8,443,392
Reinsurance – 0.3%
11,297,000	Berkshire Hathaway, Inc. 2.1250%, 2/11/13	11,480,079
11,335,000	Berkshire Hathaway, Inc. 3.2000%, 2/11/15	11,917,290
		23,397,369
REIT – Diversified – 0.4%
9,737,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	10,073,677
20,960,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	21,557,234
		31,630,911
REIT – Health Care – 0.2%
4,890,000	Senior Housing Properties Trust 6.7500%, 4/15/20	5,308,290
356,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	366,384
10,509,000	Ventas Realty L.P. / Ventas Capital Corp. 6.7500%, 4/1/17	10,947,604
		16,622,278
REIT – Hotels – 0.4%
14,248,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	14,248,000
12,176,000	Host Hotels & Resorts, Inc. 5.8750%, 6/15/19 (144A)	11,628,080
		25,876,080
REIT – Office Property – 0.5%
4,507,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	4,753,168
9,579,000	Reckson Operating Partnership L.P. 5.0000%, 8/15/18	9,258,056
18,489,000	Reckson Operating Partnership L.P. 7.7500%, 3/15/20	20,897,469
		34,908,693
REIT – Regional Malls – 0.7%
34,202,000	Rouse Co. L.P. 6.7500%, 5/1/13 (144A)	34,415,763
20,431,000	Rouse Co. L.P. 6.7500%, 11/9/15	20,328,845
		54,744,608
REIT – Shopping Centers – 0%
3,377,000	Developers Diversified Realty Corp. 4.7500%, 4/15/18	3,080,324
Resorts and Theme Parks – 0.1%
7,013,000	Vail Resorts, Inc. 6.5000%, 5/1/19 (144A)	6,907,805
Retail – Apparel and Shoe – 0.1%
3,958,000	PVH Corp. 7.3750%, 5/15/20	4,126,215
Retail – Computer Equipment – 0%
1,196,000	GameStop Corp. 8.0000%, 10/1/12	1,197,495
Retail – Regional Department Stores – 0.7%
7,314,000	Macy’s Retail Holdings, Inc. 5.8750%, 1/15/13	7,626,549
15,311,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	16,353,465
14,878,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	16,328,962
6,595,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	7,401,094
		47,710,070
Retail – Restaurants – 0.2%
13,764,000	Brinker International 5.7500%, 6/1/14	14,679,788
Shipbuilding – 0%
2,733,000	Huntington Ingalls Industries, Inc. 6.8750%, 3/15/18 (144A)	2,541,690
Super-Regional Banks – 0.4%
5,032,000	KeyCorp 5.1000%, 3/24/21	5,077,816
3,766,000	PNC Funding Corp. 3.6250%, 2/8/15	3,950,575
6,698,000	SunTrust Banks, Inc. 3.6000%, 4/15/16	6,790,828
15,948,000	Wells Fargo & Co. 4.6000%, 4/1/21	17,046,913
		32,866,132
Telecommunication Services – 0.3%
25,934,000	Qwest Corp. 6.7500%, 12/1/21	25,350,485
Telephone – Integrated – 0.7%
5,028,000	CenturyLink, Inc. 5.1500%, 6/15/17	4,720,548

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 19

Janus Balanced Fund

Schedule of Investments

As of September 30, 2011

Shares or Principal Amount		Value

Telephone – Integrated – (continued)

$4,119,000	CenturyLink, Inc. 7.6000%, 9/15/39	$3,705,115
4,274,000	Qwest Communications International, Inc. 7.5000%, 2/15/14	4,274,000
30,682,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	30,068,360
7,010,000	Sprint Capital Corp. 8.3750%, 3/15/12	7,080,100
		49,848,123
Transportation – Railroad – 0.4%
3,139,000	Burlington Northern Santa Fe LLC 3.4500%, 9/15/21	3,196,551
3,139,000	Burlington Northern Santa Fe LLC 4.9500%, 9/15/41	3,330,727
2,539,085	CSX Corp. 8.3750%, 10/15/14	2,939,371
12,111,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	12,898,215
5,170,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20	5,325,100
2,071,000	Kansas City Southern Railway 13.0000%, 12/15/13	2,371,295
		30,061,259
Transportation – Services – 0%
2,545,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	2,516,977
Transportation – Truck – 0.2%
12,425,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	12,528,699

Total Corporate Bonds (cost $2,322,834,865)		2,373,239,660

Preferred Stock – 0.1%
Diversified Financial Services – 0.1%
223,875	Citigroup Capital XIII, 7.8750%	5,912,539
Food – Miscellaneous/Diversified – 0%
19	H.J. Heinz Finance Co., 8.0000% (144A)	2,036,562

Total Preferred Stock (cost $7,661,066)		7,949,101

U.S. Government Agency Notes – 4.6%
	Fannie Mae:
$4,573,465	5.0000%, 11/1/33	4,942,820
5,955,287	5.0000%, 12/1/33	6,439,030
3,303,046	5.0000%, 2/1/34	3,571,349
6,542,346	5.5000%, 5/1/35	7,142,810
10,430,474	5.5000%, 4/1/36	11,387,795
23,097,735	5.5000%, 7/1/36	25,232,109
6,035,826	6.0000%, 3/1/37	6,662,581
37,768,557	5.5000%, 5/1/37	41,577,278
6,240,241	6.0000%, 5/1/37	6,872,455
4,332,250	5.5000%, 3/1/38	4,769,131
1,198,377	5.5000%, 9/1/38	1,319,225
3,523,791	4.5000%, 10/1/40	3,743,111
3,152,200	4.0000%, 12/1/40	3,321,433
66,964,205	4.0000%, 2/1/41	70,486,104
3,259,736	5.0000%, 3/1/41	3,545,914
12,172,283	4.5000%, 4/1/41	13,021,172
6,425,795	5.0000%, 4/1/41	6,923,660
8,198,155	5.0000%, 4/1/41	8,846,151
10,387,059	4.5000%, 10/1/41	11,033,545
6,742,875	5.0000%, 10/1/41	7,265,307
	Freddie Mac:
5,579,178	5.0000%, 1/1/19	6,033,027
19,326,122	6.0000%, 1/1/38	21,269,002
3,420,260	5.5000%, 5/1/38	3,752,346
9,281,393	5.5000%, 10/1/39	10,182,558
7,144,237	4.5000%, 1/1/41	7,563,253
9,614,247	4.5000%, 5/1/41	10,252,493
16,387,654	5.0000%, 5/1/41	17,637,384
2,418,050	4.5000%, 9/1/41	2,559,871
5,244,219	4.0000%, 10/1/41	5,523,911
	Ginnie Mae:
10,813,904	5.5000%, 3/15/36	12,014,484

Total U.S. Government Agency Notes (cost $343,724,434)		344,891,309

U.S. Treasury Notes/Bonds – 7.8%
	U.S. Treasury Notes/Bonds:
22,744,000	1.3750%, 2/15/12	22,853,285
28,345,000	0.6250%, 7/31/12	28,453,561
11,899,000	1.7500%, 1/31/14	12,285,718
25,244,000	2.2500%, 1/31/15	26,683,691
37,094,000	1.7500%, 5/31/16	38,574,792
16,379,000	2.3750%, 5/31/18	17,434,627
267,172,000	3.1250%, 5/15/21	296,539,546
16,030,000	2.1250%, 8/15/21	16,313,090
5,696,000	5.3750%, 2/15/31	8,012,671
23,233,000	4.7500%, 2/15/41	31,745,711
14,698,000	4.3750%, 5/15/41	18,988,052
48,941,000	3.7500%, 8/15/41	56,978,091

Total U.S. Treasury Notes/Bonds (cost $539,817,159)		574,862,835

Money Market – 2.7%
197,679,153	Janus Cash Liquidity Fund LLC, 0% (cost $197,679,153)	197,679,153

Total Investments (total cost $7,546,855,304) – 101.8%		7,528,242,615

Liabilities, net of Cash, Receivables and Other Assets– (1.8)%		(135,410,484)

Net Assets – 100%		$7,392,832,131

See Notes to Schedules of Investments and Financial Statements.

20 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$39,238,232	0.5%
Belgium	9,774,268	0.1%
Bermuda	8,157,899	0.1%
Brazil	32,821,929	0.4%
Canada	197,986,849	2.6%
Cayman Islands	24,305,000	0.3%
France	50,855,763	0.7%
Germany	37,965,374	0.5%
India	32,466,325	0.4%
Jersey	60,879,321	0.8%
Luxembourg	55,949,781	0.8%
Mexico	18,223,315	0.3%
Netherlands	33,545,566	0.5%
Switzerland	156,063,318	2.1%
United Kingdom	196,118,964	2.6%
United States††	6,573,890,711	87.3%

Total	$7,528,242,615	100.0%

††	Includes Cash Equivalents (84.7% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC: British Pound 10/27/11	19,910,000	$31,035,236	$378,762

HSBC Securities (USA), Inc.: British Pound 10/6/11	11,875,000	18,515,182	1,056,481

JPMorgan Chase & Co.: British Pound 10/20/11	9,400,000	14,653,741	58,203

Total		$64,204,159	$1,493,446

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 21

Janus Contrarian Fund (unaudited)

Fund Snapshot
We believe a bottom-up process, focused on non-consensus, contrarian investment ideas will drive strong risk-adjusted returns over time. Through our deep fundamental analysis, we seek to identify high-quality or improving businesses, regardless of geography, and capitalize on asymmetrical risk/reward opportunities.
Dan Kozlowski portfolio manager

Overview

Thank you for your continued investment in Janus Contrarian Fund. During the fiscal year ended September 30, 2011, the Fund’s Class T Shares had a return of -19.04% versus a 1.14% return for the S&P 500 Index, the Fund’s primary benchmark.

Over the period, the Fund’s performance was weak relative to the flat equity market returns. The primary driver of this weakness was geographic exposure in Europe and emerging markets, as well as holdings in turnaround companies with weak balance sheets which were dependant on volatile credit market dynamics. While other individual positions (discussed below) also negatively impacted returns, it was the country exposure and low quality balance sheets that most severely impaired performance.

During the period covered by this letter the firm announced a new portfolio manager to lead the Fund. As of July 1st, Daniel Kozlowski, a Janus veteran of eight years (2000-2007) and founder of Chicago-based Plaisance Fund, LP, a boutique alternatives investment firm, returned to Janus to manage Contrarian Fund and related strategies.

Investment Environment

The macro environment was challenging for equities as softening economic data and political uncertainty in the U.S. and Europe pressured stocks for much of the period. The increasing probability of a Greek debt default and investor unease over the Federal Reserve’s (Fed) downbeat economic outlook weighed on sentiment. The steepest declines came late in the period after the Fed said it would increase its share of long-term Treasuries in an attempt to make credit cheaper. Adding to the pressure, the Fed acknowledged “significant” downside risks to the economy and noted “strains” in global financial markets. U.S. consumer and business confidence declined as economic growth expectations fell and the unemployment rate remained elevated. Correlations and volatility rose sharply, meanwhile, as stocks traded more around macro pressures than underlying fundamentals.

Performance Discussion

The Fund underperformed its primary benchmark for the period. Since taking over the Fund in July, my emphasis has been on transitioning the portfolio from the previous manager by selling off highly leveraged legacy positions and raising cash to repopulate it with new ideas. Despite the many tactical changes, I will continue to use a contrarian investing philosophy – assembling a unique collection of global securities with asymmetric risk reward, driven by the investment merits of each individual company.

Specifically, heading into the third quarter of 2011, one of the portfolio’s largest legacy geographic exposures outside the U.S. was in southern Europe – the epicenter of the sovereign debt crisis. This legacy positioning resulted in losses as stocks in the region dropped sharply. As I transitioned the portfolio, I sold these holdings, which included an Italian telecommunications company and a Spanish bank. This took time as several positions were large and relatively illiquid; performance also suffered as we sold into a volatile market. Further, several real-estate-related financial holdings hurt results as well, some of which we reduced in position size. As referred to above, the combination of geographic positioning and highly leveraged balance sheets led me to divest multiple holdings.

Also as part of the transition, I trimmed or sold some emerging market positions. We still have a positive long-term view on emerging markets, but the valuations were not as compelling as they were a few years ago when many of the positions were established. The Fund will return to the emerging markets but at entry points where the valuations reflect contrarian, non-consensus investing.

In general, I am rebuilding the portfolio into a balanced combination of three categories of asymmetrically favorable risk reward investments: companies that I believe have materially undervalued and underappreciated

22 | SEPTEMBER 30, 2011

(unaudited)

growth potential (undervalued growth); companies we characterize as “classic value” (i.e. buying a dollar bill for fifty cents); and companies we view as “special situations.” Undervalued growth companies have cash flow per share growth not reflected in the free cash flow yields, therefore providing attractive entry prices, in our view. Classic value stocks may include companies with high dividend yields, low price-to-book ratios and/or low multiple of free cash flow. “Special situations” will likely include spin-offs, split offs, or balance sheet recapitalizations, all of which can provide opportunities for share gains based on the unique, company specific situation.

Within this framework, I continue to focus on non-consensus, contrarian ideas. My philosophy and process remain consistent with the legacy of the Fund. However, I already implemented some important risk management tactics that should improve full cycle performance. One material tactical change being implemented is an increased focus on reducing intra-portfolio position correlation risk. The end goal is not only to reduce correlations between sectors and geographies but to reduce the percentage of the fund invested in poor but improving quality balance sheets. This attention to high-quality versus low-quality balance sheets within the portfolio will provide a new element of risk management that I believe will create better balance and ultimately returns throughout a full investing cycle. Over the past year, a disproportionate number of positions in the portfolio overly depended on credit markets for refinancing and future debt issuance. When those credit markets became less benevolent as a result of global financial pressures, the share prices of these respective companies quickly and dramatically declined in price. This sell-off occurred regardless of whether it was an Indian steel company or a U.S. health care business; the common denominator was a leveraged business model and need for funding in the capital markets during an unfavorable credit environment.

Overall, I have shifted the “special situation” weighting within the Fund to companies with excess cash (as opposed to high leverage ratios) and therefore the potential for significant share buybacks. This is not a sector or geographic theme but applies across global regions and industries. We think companies that are over-capitalized look better positioned for the approaching climate of higher debt costs due to the sovereign debt “crowding out” effect. Overcapitalized companies are relatively insulated from a tightening of the credit markets or rise in global costs of capital. During times of economic weakness or uncertainty, I prefer to own businesses that can play offense with their balance sheet strength by buying back shares at low prices or making strategic acquisitions of less prepared competitors – both of which can drive meaningful growth in future earnings and cash flow per share. Given this approach, we would anticipate the beta and standard deviation of the portfolio will trend down. Though we have focused on lowering the Fund’s risk profile, as seen in these metrics, we still aim to generate significant returns.

An example of a significant addition to the Fund is Microsoft – a mega-cap U.S. software company that has 20% of its market value in cash. The stock trades around 6 times forward earnings, excluding its net cash, and has monopoly-like margins on its core software products. While one segment is clearly a slower growth “cash cow”, other less understood segments of its business are exhibiting strong growth and returns. Therefore, I think the company is materially undervalued when valued segment by segment. At its current valuation, the market is mispricing Microsoft, in my view, and I think the risk-reward profile is highly skewed to the upside. I would classify Microsoft as an undervalued growth holding.

A second new addition is a “special situation‘ – Motorola Solutions – a telecommunications equipment firm that split off its mobile phone division in 2011. Roughly 40% of the company’s market cap is held in net cash and we think the company will return at least half of that to shareholders through share buybacks. Any short-term weakness in the stock will benefit long-term shareholders, in my view, because the company is buying back shares below intrinsic value while the core business is likely to sustain itself and grow more profitably than most investors realize.

Derivatives

Derivatives, primarily options, are used in the portfolio to generate income (through selling calls, and selling puts), to have exposure to a position without owning it (generally selling a put to buy a call – often referred to as stock replacement), and periodically to hedge market risk (generally by buying puts in market indices, such as the S&P 500). The purpose of the option strategy is an attempt to generate income and reduce the risk in the portfolio. During the period, this strategy detracted from relative results.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Janus Growth & Core Funds | 23

Janus Contrarian Fund (unaudited)

Outlook

Looking ahead, I expect uncertainty and volatility to remain high as the markets wait for clarity on Europe’s debt crisis and a roadmap (at least) to addressing the U.S. fiscal situation. Governments are imposing austerity measures in the U.S. and Europe – potentially delaying a stronger recovery – while emerging markets continue to face inflationary pressures due to rising commodity input costs and loose monetary policies in the developed world. Significant imbalances remain in the global economy and will take time to work through.

While the sell-off has been painful, it has created opportunities for the Fund to invest in what I believe are attractive business at compelling entry points. I have raised a significant amount of cash and plan to take advantage of lower equity prices to invest in new ideas and add to holdings where I feel the risk-reward has improved. I plan to take aggressive positions with overcapitalized companies that have good cash flows and are buying back material amounts of their own shares below intrinsic value. I anticipate that emerging markets may continue to be weak in the current risk-averse environment, but I do believe the opportunity to invest in these areas will present itself again. Therefore, I want “dry powder” to take advantage of when the time is right for these investments.

Despite the many changes to the Fund through the portfolio manager transition, I continue to be opportunistic globally, seeking to identify high-quality businesses, regardless of geography, in order to capitalize on asymmetrical risk/reward opportunities. I remain positive on the markets long-term and am excited about the opportunities ahead.

Thank you for your investment in Janus Contrarian Fund.

Janus Contrarian Fund At A Glance

5 Top Performers – Holdings

Contribution

Smurfit-Stone Container Corp.	0.90%
S&P 500® (Emini)	0.71%
CSX Corp.	0.69%
Perrigo Co.	0.66%
Fiat Industrial SpA	0.51%

5 Bottom Performers – Holdings

Contribution

St. Joe Co.	–2.39%
JSW Steel, Ltd.	–2.24%
HRT Participacoes em Petroleo S.A.	–1.72%
DB Realty, Ltd.	–1.05%
Schlumberger, Ltd.	–1.05%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Other**	–0.03%	0.10%	0.00%
Telecommunication Services	–0.12%	4.46%	3.05%
Consumer Staples	–0.12%	1.85%	10.77%
Health Care	–0.31%	8.98%	11.35%
Industrials	–0.42%	8.37%	10.92%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–6.94%	22.73%	15.34%
Energy	–5.67%	18.02%	12.35%
Materials	–3.28%	10.18%	3.61%
Information Technology	–1.71%	6.89%	18.62%
Consumer Discretionary	–0.74%	15.51%	10.60%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

24 | SEPTEMBER 30, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

Microsoft Corp. Applications Software	9.1%
BP PLC Oil Companies – Integrated	6.1%
Walgreen Co. Retail – Drug Store	5.1%
St. Joe Co. Real Estate Operating/Development	4.5%
Motorola, Inc. Wireless Equipment	4.4%

29.2%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

Emerging markets comprised 4.1% of total net assets.

Top Country Allocations – Long Positions – (% of Investment Securities)
As of September 30, 2011

As of September 30, 2010

Janus Growth & Core Funds | 25

Janus Contrarian Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2011					per the January 28, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Contrarian Fund – Class A Shares
NAV	–19.02%	–3.75%	5.90%	3.19%	1.06%	1.06%
MOP	–23.67%	–4.88%	5.27%	2.66%

Janus Contrarian Fund – Class C Shares
NAV	–19.65%	–4.51%	5.12%	2.41%	1.85%	1.85%
CDSC	–20.46%	–4.51%	5.12%	2.41%

Janus Contrarian Fund – Class D Shares(1)	–18.96%	–3.59%	6.04%	3.33%	0.80%	0.80%

Janus Contrarian Fund – Class I Shares	–18.87%	–3.62%	6.02%	3.32%	0.74%	0.74%

Janus Contrarian Fund – Class R Shares	–19.41%	–4.20%	5.43%	2.72%	1.43%	1.43%

Janus Contrarian Fund – Class S Shares	–19.27%	–3.95%	5.68%	2.97%	1.18%	1.18%

Janus Contrarian Fund – Class T Shares	–19.04%	–3.62%	6.02%	3.32%	0.96%	0.96%

S&P 500® Index	1.14%	–1.18%	2.82%	0.21%

Morgan Stanley Capital International All Country World IndexSM	–6.01%	–1.59%	4.45%	0.60%

Lipper Quartile – Class T Shares	4th	4th	1st	2nd

Lipper Ranking – based on total return for Multi-Cap Core Funds	791/794	512/580	35/296	76/216

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

26 | SEPTEMBER 30, 2011

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with nondiversification, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Due to certain investment strategies, the Fund may hold a significant portion of its assets in cash or cash equivalents.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

Janus Growth & Core Funds | 27

Janus Contrarian Fund (unaudited)

The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective June 30, 2011, Daniel Kozlowski is the portfolio manager of the Fund.

*	The Fund’s inception date – February 29, 2000
(1)	Closed to new investors.

28 | SEPTEMBER 30, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$761.30	$3.62

Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$759.00	$6.57

Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.54

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$761.80	$2.91

Hypothetical (5% return before expenses)	$1,000.00	$1,021.76	$3.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$762.40	$3.05

Hypothetical (5% return before expenses)	$1,000.00	$1,021.61	$3.50

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$759.50	$5.56

Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.38

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$759.90	$4.46

Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.11

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$761.10	$3.36

Hypothetical (5% return before expenses)	$1,000.00	$1,021.26	$3.85

†	Expenses are equal to the annualized expense ratio of 0.82% for Class A Shares, 1.49% for Class C Shares, 0.66% for Class D Shares, 0.69% for Class I Shares, 1.26% for Class R Shares, 1.01% for Class S Shares and 0.76% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Growth & Core Funds | 29

Janus Contrarian Fund

Schedule of Investments

As of September 30, 2011

Shares		Value

Common Stock – 81.6%
Airlines – 3.4%
5,822,563	AirAsia Berhad	$5,530,522
4,050,661	United Continental Holdings, Inc.*,**	78,501,810
		84,032,332
Apparel Manufacturers – 1.6%
1,558,171	Hanesbrands, Inc.*	38,969,857
Applications Software – 9.1%
8,952,960	Microsoft Corp.**	222,839,174
Casino Services – 2.3%
3,852,515	International Game Technology	55,977,043
Containers – Metal and Glass – 3.6%
2,815,840	Ball Corp.**	87,347,357
Distribution/Wholesale – 1.7%
25,398,000	Li & Fung, Ltd.	41,699,999
Electric – Generation – 0.5%
3,666,677	NTPC, Ltd.	12,385,628
Electric – Transmission – 0.5%
6,141,268	Power Grid Corp. of India, Ltd.	12,216,313
Finance – Investment Bankers/Brokers – 0.4%
939,000	CETIP S.A. – Balcao Organizado de Ativos e Derivativos	11,046,177
Food – Miscellaneous/Diversified – 0.3%
7,389,121	China Yurun Food Group, Ltd.	7,828,108
Hotels and Motels – 1.1%
955,120	Marriott International, Inc. – Class A	26,017,469
Internet Gambling – 0.8%
9,849,966	Bwin.Party Digital Entertainment PLC**	18,772,621
Medical – Generic Drugs – 4.3%
2,862,710	Mylan, Inc.*	48,666,070
585,155	Perrigo Co.	56,824,402
		105,490,472
Medical Products – 2.2%
1,232,820	Covidien PLC (U.S. Shares)**	54,367,362
Metal Processors and Fabricators – 1.2%
5,211,092	Bharat Forge, Ltd.	28,386,495
Multimedia – 0.7%
1,158,780	News Corp. – Class A	17,926,327
Oil – Field Services – 3.7%
1,416,360	Halliburton Co.	43,227,307
792,560	Schlumberger, Ltd. (U.S. Shares)	47,339,609
		90,566,916
Oil Companies – Exploration and Production – 2.3%
20,349	HRT Participacoes em Petroleo S.A.*	8,228,272
350,080	Pioneer Natural Resources Co.	23,024,761
705,285	Whitting Petroleum Corp.*	24,741,398
		55,994,431
Oil Companies – Integrated – 6.1%
4,130,642	BP PLC**	148,992,257
Oil Field Machinery and Equipment – 3.7%
2,240,715	Dresser-Rand Group, Inc.*,**	90,816,179
Pharmacy Services – 2.9%
533,150	Express Scripts, Inc. – Class A*	19,763,870
2,025,735	Omnicare, Inc.	51,514,441
		71,278,311
Pipelines – 2.5%
1,045,783	Kinder Morgan Management LLC*	61,377,004
Property and Casualty Insurance – 1.6%
3,650,243	Lancashire Holdings, Ltd.	39,081,003
Real Estate Operating/Development – 4.9%
2,837,206	Hang Lung Properties, Ltd.	8,299,574
7,405,487	St. Joe Co.*,£	111,008,250
		119,307,824
Recreational Vehicles – 0.6%
272,980	Polaris Industries, Inc.	13,640,811
Resorts and Theme Parks – 1.1%
721,829	Vail Resorts, Inc.**,£	27,277,918
Retail – Drug Store – 5.1%
3,774,110	Walgreen Co.**	124,130,478
Retail – Major Department Stores – 0.5%
3,099,597	Pantaloon Retail India, Ltd.	12,404,837
320,449	Pantaloon Retail India, Ltd. – Class B	1,071,923
		13,476,760
Steel – Producers – 0.9%
1,758,761	JSW Steel, Ltd.	21,094,541
Telecommunication Services – 2.8%
2,503,930	Amdocs, Ltd. (U.S. Shares)*,**	67,906,582
Tobacco – 2.9%
15,015	Japan Tobacco, Inc.**	70,070,314
Toys – 1.7%
1,644,375	Mattel, Inc.	42,572,869
Transportation – Railroad – 0.2%
317,040	CSX Corp.	5,919,137
Wireless Equipment – 4.4%
2,591,405	Motorola, Inc.**	108,579,869

Total Common Stock (cost $2,330,819,685)		1,997,385,938

Money Market – 20.7%
507,923,636	Janus Cash Liquidity Fund LLC, 0% (cost $507,923,636)	507,923,636

Total Investments (total cost $2,838,743,321) – 102.3%		2,505,309,574

Liabilities, net of Cash, Receivables and Other Assets**– (2.3)%		(57,416,990)

Net Assets – 100%		$2,447,892,584

See Notes to Schedules of Investments and Financial Statements.

30 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belize	$11,046,177	0.4%
Bermuda	88,609,110	3.5%
Brazil	8,228,272	0.3%
Curacao	47,339,609	1.9%
Gibraltar	18,772,621	0.8%
Guernsey	67,906,582	2.7%
Hong Kong	8,299,574	0.3%
India	87,559,737	3.5%
Ireland	54,367,362	2.2%
Japan	70,070,314	2.8%
Malaysia	5,530,522	0.2%
United Kingdom	148,992,257	6.0%
United States††	1,888,587,437	75.4%

Total	$2,505,309,574	100.0%

††	Includes Cash Equivalents (55.1% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC:
British Pound 10/27/11	11,600,000	$18,081,805	$220,675
Euro 10/27/11	75,300,000	100,850,216	2,775,385
Japanese Yen 10/27/11	2,500,000,000	32,433,543	109,218

		151,365,564	3,105,278

HSBC Securities (USA), Inc.: British Pound 10/6/11	13,800,000	21,516,591	1,227,741

JPMorgan Chase & Co.:
British Pound 10/20/11	11,600,000	18,083,340	314,377
Japanese Yen 10/20/11	2,425,000,000	31,456,898	31,702

		49,540,238	346,079

Total		$222,422,393	$4,679,098

Financial Futures – Short
4,364 Contracts	S&P 500® (Emini) expires December 2011, principal amount $252,826,813, value $245,693,200, cumulative appreciation	$7,133,613

Dividend Swap outstanding at September 30, 2011

	Quantity	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Depreciation

Goldman Sachs International	635,095 EUR	72,654,868 EUR, calculated using a strike price of 114.40 EUR	635,095 EUR for every 1 EUR of Dow Jones Euro STOXX® 50 Index dividends	12/20/13	$(20,503,677)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 31

Janus Enterprise Fund (unaudited)

Fund Snapshot
We believe that investing in companies with predictable and sustainable growth can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high quality management teams that wisely allocate capital to fund and drive growth over time.
Brian Demain portfolio manager

Performance Overview

During the 12-months ended September 30, 2011, Janus Enterprise Fund’s Class T Shares returned 0.69%. Meanwhile, the Fund’s benchmark, the Russell Midcap Growth Index, returned 0.80%.

Investment Environment

Macro issues returned to the forefront and pressured stocks for much of the period. The earthquake in Japan, unrest in the Middle East and Europe’s sovereign debt crisis weighed on equities, along with concerns about the U.S. fiscal situation. Economic data points were also weak, indicating the economy hit a soft patch. Growth expectations declined as the unemployment rate stayed elevated and consumer confidence fell. With political gridlock in Washington, it appeared unlikely that Congress would step up with more fiscal stimulus. This uncertain climate resulted in a highly volatile market and correlations that largely overwhelmed company fundamentals.

Asset Class Overview

Mid-cap stocks outperformed small-cap stocks but underperformed large caps. Growth beat value across the market spectrum. Within the Russell Midcap Growth Index, consumer staples and consumer discretionary were among the best performing sectors, while telecommunications and information technology were relative underperformers.

Performance Discussion

We feel the portfolio is well-positioned to handle a challenging macro environment. The portfolio has a beta below 1, and we focus on companies that we consider to be high quality – with strong balance sheets, predictable and sustainable growth, and management teams that make wise capital allocation decisions. Although these characteristics do not ensure against losses, we would expect to outperform when uncertainty is high and companies with strong, defensible businesses tend to be in favor.

We are reasonably constructive on these names relative to companies with lower margins and/or more fragile balance sheets. While we are growth investors, we are also sensitive to valuations. Midcaps that are growing at hyper rates – and have to live up to spectacular multiples in order to outperform – are not attractive to us. We look for companies that offer quality, sustainable growth with multiples that look far more reasonable compared to “cult” stocks in our market-cap universe.

Overall, the beta, risk profile and positioning of the portfolio did not materially change during the period. Our views of company specific growth drivers and valuations drove our decisions much more than the macro environment. For example, we reduced our stake in Copart, an automotive auction company that is considered a defensive name, because our research indicated that the company may struggle as high prices for used cars keep more vehicles from going to salvage lots. Despite macroeconomic concerns, we added to our position in On Semiconductor. This large-scale provider of low-cost analog and other semiconductor chips has a business-model advantage, in our view, in that it spends less on marketing and research and development than its competitors. We think the company is consolidating some commoditized pieces of semiconductor end markets, and we’re willing to accept cyclical volatility in the stock because we think the company is generating long term value.

Our holdings in industrials contributed the most to relative results. Most of our holdings are in business services, non-asset-based transportation intermediary services and distribution.

Our selections in technology also contributed to performance. Several of our positions are in the cyclical hardware supply chain due, in part, to our long-term view on tech hardware, which we think will grow faster than the economy as the world continues to consume more technology in everything from dishwashers to cars.

32 | SEPTEMBER 30, 2011

(unaudited)

Moreover, we are not seeing notable demand disruption, pricing degradation or elevated inventories in the tech supply chain.

We added to some tech holdings on weakness. We are also very excited about a new holding in tech – Xilinx – a company that designs programmable logic devices. Historically, companies would use these devices to make a prototype of a new product; as geometries have compressed in semiconductors, however, the devices have become more economical for mass production. In our broader theme of growth in tech hardware, we think the company has secular tailwinds and will be a share gainer. We believe it was also an opportune time to buy, given the cyclical concerns that depressed the stock.

In terms of detractors, our holdings in consumer discretionary hurt relative results. One out-of-benchmark position, Li & Fung, accounted for most of the underperformance. The stock suffered from investor concerns that inflationary pressures on commodities such as cotton and the resetting of inventory levels would negatively impact the firm. In fact, we believe inflationary pressures throughout the retail supply chain should help outsourcers like Li & Fung because they typically price their business as a percentage of revenue.

Our sector weightings did not change significantly. We maintained an overweight in technology because we see attractive secular growth drivers and valuations for some tech companies. Another significant overweight is health care, where we have found several companies addressing unmet medical needs with innovative and/or life-saving products. We think these companies will have strong end-market demand, even in a weaker spending environment and benefit from aging populations in the West, along with new demand in emerging economies. We are underweight in consumer discretionary because we see very few attractive opportunities in the sector, given the maturity of various retail concepts and the growing threat from online distribution, which we think will be a powerful headwind. Traditional retailing is also a high fixed cost business; if sales disappoint, the deleveraging effect can be significant. Moreover, consumer companies that meet our criteria tend to trade at valuations that are outside of our comfort zone.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Outlook

The economic recovery that began in 2009 faces some of its most pronounced challenges in the coming months. Excessive levels of sovereign debt in Europe, weak labor and housing markets in the United States, and a potential slowdown in fixed asset investment in China are potential impediments to global growth. The uncertainty around both monetary and fiscal policy is high, with record levels of dissent at the Federal Reserve and high levels of rhetoric from both parties in Congress. On the positive side, continued growth in emerging market consumption and easing commodity prices should help offset some of these potential drags. Corporate balance sheets are also incredibly healthy, with lower leverage and higher levels of cash than two years ago.

In an uncertain economic climate, we think it’s critical to focus on companies with high operating margins and the ability to protect them. We have been concerned about margin compression for some time; margins have been near-record levels for several quarters, making a reversion to the mean increasingly likely. We may start to see this in the third quarter reporting period, as companies feel the impact of slower GDP growth and miss on the margin line. We also note that companies may see some wage pressure. Median wages have stagnated now for 30 years and as frustration builds over record corporate profits we could see pressure on labor input costs. Either way, we would rather be on the side of companies that have relatively protected earnings streams through differentiated products and intellectual property.

Looking forward, the range of potential macroeconomic outcomes is quite wide at this juncture. One could make a compelling case for a Lehman-like financial crisis, an incredibly robust GDP environment, and every outcome in between. In such an uncertain environment, focusing on quality growth companies at reasonable valuations should help us deliver good risk-adjusted returns. Well-capitalized, well-managed companies delivering innovative solutions in growing end markets should be able to deliver on their business objectives in a variety of macroeconomic environments. We are continually focused on finding these types of companies.

Thank you for your investment in Janus Enterprise Fund.

Janus Growth & Core Funds | 33

Janus Enterprise Fund (unaudited)

Janus Enterprise Fund At A Glance

5 Top Performers – Holdings

Contribution

Atmel Corp.	1.30%
athenahealth, Inc.	0.79%
Verisk Analytics, Inc.	0.68%
Trimble Navigation, Ltd.	0.48%
Gen-Probe, Inc.	0.44%

5 Bottom Performers – Holdings

Contribution

Li & Fung, Ltd.	–1.45%
VistaPrint N.V. (U.S. Shares)	–1.00%
Masimo Corp.	–0.62%
Ultra Petroleum Corp. (U.S. Shares)	–0.49%
Adobe Systems, Inc.	–0.47%

5 Top Performers – Sectors*

		Fund Weighting	Russell Midcap® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Industrials	2.32%	23.65%	15.32%
Health Care	1.41%	21.07%	13.29%
Information Technology	0.75%	27.08%	22.15%
Consumer Staples	0.23%	0.95%	5.50%
Utilities	0.00%	0.00%	0.29%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell Midcap® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	–1.51%	6.51%	20.02%
Financials	–0.70%	6.78%	7.03%
Energy	–0.42%	6.86%	7.13%
Telecommunication Services	–0.40%	4.23%	1.77%
Materials	–0.20%	2.87%	7.50%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

34 | SEPTEMBER 30, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

Crown Castle International Corp. Wireless Equipment	4.7%
Verisk Analytics, Inc. Commercial Services – Finance	3.7%
Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	2.5%
Varian Medical Systems, Inc. Medical Products	2.5%
MSCI, Inc. Decision Support Software	2.4%

15.8%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2011

As of September 30, 2010

Janus Growth & Core Funds | 35

Janus Enterprise Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2011					per the January 28, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Enterprise Fund – Class A Shares
NAV	0.56%	3.45%	6.41%	9.01%	1.15%	1.15%
MOP	–5.22%	2.24%	5.78%	8.67%

Janus Enterprise Fund – Class C Shares
NAV	–0.19%	2.57%	5.72%	8.23%	1.96%	1.93%
CDSC	–1.19%	2.57%	5.72%	8.23%

Janus Enterprise Fund – Class D Shares(1)	0.78%	3.59%	6.50%	9.08%	0.88%	0.88%

Janus Enterprise Fund – Class I Shares	0.90%	3.56%	6.48%	9.07%	0.81%	0.81%

Janus Enterprise Fund – Class R Shares	0.15%	2.99%	6.03%	8.61%	1.47%	1.47%

Janus Enterprise Fund – Class S Shares	0.40%	3.27%	6.25%	8.86%	1.22%	1.22%

Janus Enterprise Fund – Class T Shares	0.69%	3.56%	6.48%	9.07%	1.00%	1.00%

Russell Midcap® Growth Index	0.80%	1.64%	6.70%	8.23%

Lipper Quartile – Class T Shares	2nd	1st	1st	2nd

Lipper Ranking – based on total return for Mid-Cap Growth Funds	179/500	61/333	39/228	12/42

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS (52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

36 | SEPTEMBER 30, 2011

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Janus Growth & Core Funds | 37

Janus Enterprise Fund (unaudited)

*	The Fund’s inception date – September 1, 1992
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$836.90	$4.28

Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.71

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$833.90	$7.68

Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.44

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$837.30	$3.73

Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.10

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$838.00	$3.18

Hypothetical (5% return before expenses)	$1,000.00	$1,021.61	$3.50

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$834.80	$6.44

Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$836.00	$5.29

Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$837.00	$4.14

Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

†	Expenses are equal to the annualized expense ratio of 0.93% for Class A Shares, 1.67% for Class C Shares, 0.81% for Class D Shares, 0.69% for Class I Shares, 1.40% for Class R Shares, 1.15% for Class S Shares and 0.90% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period). Expenses include effect of contractual waivers by Janus Capital.

38 | SEPTEMBER 30, 2011

Janus Enterprise Fund

Schedule of Investments

As of September 30, 2011

Shares		Value

Common Stock – 96.1%
Advertising Sales – 0.6%
707,770	Lamar Advertising Co. – Class A*	$12,053,323
Aerospace and Defense – 1.2%
312,587	TransDigm Group, Inc.*	25,528,980
Agricultural Chemicals – 2.0%
1,019,015	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)	44,041,828
Airlines – 1.3%
1,112,677	Ryanair Holdings PLC (ADR)**	28,651,433
Auction House – Art Dealer – 2.0%
2,194,800	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	44,313,012
Commercial Services – 0.7%
299,794	CoStar Group, Inc.*	15,580,294
Commercial Services – Finance – 5.2%
785,606	Global Payments, Inc.	31,730,627
2,311,225	Verisk Analytics, Inc.*	80,361,293
		112,091,920
Computer Aided Design – 0.5%
205,730	ANSYS, Inc.*	10,088,999
Computer Services – 2.2%
638,210	IHS, Inc. – Class A*	47,744,490
Computers – 0.7%
40,773	Apple, Inc.*	15,541,852
Computers – Integrated Systems – 0.7%
540,594	Jack Henry & Associates, Inc.	15,666,414
Consulting Services – 1.5%
951,371	Gartner, Inc.*	33,174,307
Containers – Metal and Glass – 0.6%
442,867	Ball Corp.	13,737,734
Decision Support Software – 2.4%
1,738,978	MSCI, Inc.*	52,743,203
Diagnostic Equipment – 1.5%
578,857	Gen-Probe, Inc.*	33,139,563
Diagnostic Kits – 0.6%
201,127	Idexx Laboratories, Inc.*	13,871,729
Distribution/Wholesale – 5.2%
1,088,313	Fastenal Co.	36,219,056
31,869,390	Li & Fung, Ltd.	52,325,126
169,787	W.W. Grainger, Inc.	25,389,948
		113,934,130
Electric Products – Miscellaneous – 0.9%
567,591	AMETEK, Inc.	18,713,475
Electronic Components – Miscellaneous – 2.7%
2,691,481	Flextronics International, Ltd.*	15,153,038
1,533,614	TE Connectivity, Ltd. (U.S. Shares)	43,155,898
		58,308,936
Electronic Components – Semiconductors – 2.3%
5,594,936	ON Semiconductor Corp.*	40,115,691
366,666	Xilinx, Inc.	10,061,315
		50,177,006
Electronic Connectors – 2.1%
1,140,242	Amphenol Corp. – Class A	46,487,666
Electronic Forms – 1.0%
899,792	Adobe Systems, Inc.*	21,747,973
Entertainment Software – 0.6%
636,961	Electronic Arts, Inc.*	13,025,853
Finance – Investment Bankers/Brokers – 0.7%
621,101	LPL Investment Holdings, Inc.*	15,788,388
Instruments – Controls – 2.2%
128,700	Mettler-Toledo International, Inc.*	18,012,852
1,095,369	Sensata Technologies Holding N.V.*,**	28,983,464
		46,996,316
Instruments – Scientific – 1.8%
269,040	Thermo Fisher Scientific, Inc.*	13,624,186
339,635	Waters Corp.*	25,639,046
		39,263,232
Insurance Brokers – 0.9%
482,016	AON Corp.	20,235,032
Investment Management and Advisory Services – 1.8%
645,115	Eaton Vance Corp.	14,366,711
503,987	T. Rowe Price Group, Inc.	24,075,459
		38,442,170
Machinery – General Industrial – 1.3%
395,722	Roper Industries, Inc.	27,269,203
Medical – Biomedical and Genetic – 4.6%
662,722	Celgene Corp.*,**	41,035,746
538,201	Gilead Sciences, Inc.*	20,882,199
1,287,862	Incyte Corp., Ltd.*	17,991,432
456,563	Vertex Pharmaceuticals, Inc.*	20,335,316
		100,244,693
Medical – Drugs – 1.3%
765,727	Valeant Pharmaceuticals International, Inc.	28,423,786
Medical – Generic Drugs – 0.3%
333,207	Impax Laboratories, Inc.*	5,967,737
Medical Information Systems – 1.4%
497,927	athenahealth, Inc.*	29,651,553
Medical Instruments – 3.2%
1,364,579	St. Jude Medical, Inc.	49,384,114
306,852	Techne Corp.	20,869,005
		70,253,119
Medical Products – 4.0%
550,809	Henry Schein, Inc.*	34,155,666
1,028,132	Varian Medical Systems, Inc.*	53,627,365
		87,783,031
Metal Processors and Fabricators – 1.6%
224,594	Precision Castparts Corp.	34,915,383
Oil Companies – Exploration and Production – 0.9%
706,884	Ultra Petroleum Corp. (U.S. Shares)*	19,594,825
Oil Field Machinery and Equipment – 2.5%
1,352,970	Dresser-Rand Group, Inc.*	54,835,874
Patient Monitoring Equipment – 1.2%
1,215,126	Masimo Corp.	26,307,478
Pharmacy Services – 0.2%
174,505	Omnicare, Inc.	4,437,662

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 39

Janus Enterprise Fund

Schedule of Investments

As of September 30, 2011

Shares		Value

Pipelines – 2.6%
805,974	Energy Transfer Equity L.P.	$28,031,776
492,770	Kinder Morgan Management LLC*	28,920,671
		56,952,447
Printing – Commercial – 2.0%
1,587,634	VistaPrint N.V. (U.S. Shares)*,**	42,913,747
Retail – Automobile – 0.5%
275,798	Copart, Inc.*	10,789,218
Retail – Bedding – 0.9%
350,355	Bed Bath & Beyond, Inc.*	20,078,845
Retail – Petroleum Products – 1.2%
787,004	World Fuel Services Corp.	25,695,681
Retail – Regional Department Stores – 0.7%
307,114	Kohl’s Corp.	15,079,297
Retail – Restaurants – 0.7%
662,652	Arcos Dorados Holdings, Inc.	15,366,900
Semiconductor Components/Integrated Circuits – 2.2%
5,832,614	Atmel Corp.*	47,069,195
Semiconductor Equipment – 2.9%
636,650	ASML Holdings N.V. (U.S. Shares)**	21,989,891
1,080,177	KLA-Tencor Corp.	41,349,176
		63,339,067
Telecommunication Equipment – Fiber Optics – 0.5%
908,159	Corning, Inc.	11,224,845
Telecommunication Services – 2.2%
1,732,641	Amdocs, Ltd. (U.S. Shares)*	46,989,224
Transactional Software – 1.6%
664,438	Solera Holdings, Inc.	33,554,119
Transportation – Services – 2.9%
605,756	C.H. Robinson Worldwide, Inc.	41,476,113
539,991	Expeditors International of Washington, Inc.	21,896,635
		63,372,748
Transportation – Truck – 1.1%
588,020	Landstar System, Inc.	23,262,071
Vitamins and Nutrition Products – 1.0%
328,630	Mead Johnson Nutrition Co. – Class A	22,619,603
Wireless Equipment – 4.7%
2,491,728	Crown Castle International Corp.*	101,338,578

Total Common Stock (cost $1,775,076,777)		2,090,419,187

Money Market – 3.8%
83,304,076	Janus Cash Liquidity Fund LLC, 0% (cost $83,304,076)	83,304,076

Total Investments (total cost $1,858,380,853) – 99.9%		2,173,723,263

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		1,464,130

Net Assets – 100%		$2,175,187,393

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$52,325,126	2.4%
Canada	136,373,451	6.3%
Guernsey	46,989,224	2.2%
Ireland	28,651,433	1.3%
Netherlands	93,887,102	4.3%
Singapore	15,153,038	0.7%
Switzerland	43,155,898	2.0%
United States††	1,741,821,091	80.1%
Virgin Islands (British)	15,366,900	0.7%

Total	$2,173,723,263	100.0%

††	Includes Cash Equivalents (76.3% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC: Euro 10/27/11	11,200,000	$15,000,298	$412,806

HSBC Securities (USA), Inc.: Euro 10/6/11	10,566,250	14,154,310	998,432

JPMorgan Chase & Co.: Euro 10/20/11	12,048,000	16,137,099	261,481

Total		$45,291,707	$1,672,719

See Notes to Schedules of Investments and Financial Statements.

40 | SEPTEMBER 30, 2011

Janus Forty Fund (unaudited)

Fund Snapshot
We seek to invest in superior business models that exhibit high returns on capital and excess cash flow generation. We focus our analysis on companies we believe have large potential total addressable markets that trade at attractive valuations. We manage focused portfolios that leverage the most compelling large-cap growth ideas of the research team.
Ron Sachs portfolio manager

Performance Overview

For the 12-month period ended September 30, 2011, Janus Forty Fund’s Class S Shares returned -6.31% versus a return of 3.78% for the Fund’s primary benchmark, the Russell 1000 Growth Index. The Fund’s secondary benchmark, the S&P 500 Index, returned 1.14% over the same period. This underperformance was largely driven by weak performing selections within financials, consumer staples and energy. Our holdings in information technology, materials and health care also detracted from relative results. In terms of contributors, our stock selections in industrials aided comparable returns, as did our underweight in materials.

Portfolio Manager Comments

For much of the 12-month period, stocks traded around macro events more than fundamentals. Correlations rose as markets were influenced by events such as unrest in the Middle East, the earthquake in Japan and Europe’s ongoing sovereign debt crisis. A downgrade of U.S. Treasury debt and fears of a double-dip recession pressured stocks late in the period, resulting in extreme volatility and higher equity risk premiums.

Despite strong underlying fundamentals for companies in the portfolio, we were disappointed with the individual stock performance of our holdings. While the macro climate has clearly weakened, our companies have generally reported strong demand, and very few have lowered projections for earnings or revenues because of changes in the economic outlook. We remain confident in our holdings as our companies have multi-year growth opportunities and secular growth that we think can withstand some macro weakness. Moreover, demand in the U.S. and Europe has not recovered to 2007-2008 levels and is unlikely to drop off as sharply should the economy remain weak.

A key driver of underperformance in the period was our holdings in financial stocks. We reduced our exposure to the sector, in part, due to our concerns about slowing economic growth in the U.S. and the prospect for an extended period of low interest rates, which is likely to keep net interest margins for large banks under pressure. Each position was sold or trimmed for company specific reasons, however, as well as the discipline that a concentrated portfolio imposes as the risk-reward of each holding is tested against new ideas.

For example, we sold our position in Bank of America. We think the company is well capitalized, with a strong, low-cost deposit franchise, and is in a position to increase loan volume and generate strong returns from its brokerage operations. However, a lack of clarity surrounding capital requirements and the regulatory environment could continue to represent a headwind. Capital requirements have gone up as a result of financial reform and earnings estimates have ticked down. We sold the position given concerns over continued downward revisions in earnings. We also trimmed our holdings in Charles Schwab. The financial services company continues to grow its customer base and assets, but needs to find a way to earn more on its customers’ huge cash balances if interest rates remain low, in our view.

Despite these changes, we are still overweight financials with the main theme of our holdings being the growth of the Asian consumer and Asian wealth creation. We think our holdings in developed market life insurance and financial services companies (with scant exposure to European sovereign debt) have exciting, long-duration growth opportunities in Asia and trade at very compelling valuations.

Many of our consumer-related stocks also sold off sharply. Rising recession fears pressured the sector and several holdings fell on concerns of a slowdown in consumer spending. Many of our businesses are taking market share, however, and have strong end-market demand that should enable them to grow in a weaker environment, in our view. For example, we own shares in Limited Brands – a specialty retailer whose sales have been improving, which has helped drive incremental margins higher. The company has also been aggressive in reducing costs and

Janus Growth & Core Funds | 41

Janus Forty Fund (unaudited)

managing inventory. The stock was one of our top performers in the period.

Revenues for the portfolio’s luxury goods companies have remained strong, moreover, suggesting the high-end consumer is weathering the slowdown well. The emerging-market consumer has proven resilient and continues to spend. At the margins, we could see lower growth expectations for our companies because of their exposure to the U.S. and Europe. But the emerging-market consumer is least impacted by this slowdown and should continue to show attractive growth, in our view. We increased our consumer discretionary exposure with several new holdings. For example, we bought shares in Prada – a designer for men and women’s luxury goods – based on its potential to grow its high margin, high return on capital business globally. We also initiated a position in MGM Resorts. We believe a strong recovery in Las Vegas (as the convention business returns) and rapid growth in Macau will drive multi-year earnings growth for this hotel/gaming business – especially as the company uses its strong cash generation to pay down debt and increase the value of its shares.

On the positive side, our holdings in industrials were relatively strong during the period. Our avoidance of the more cyclical stocks boosted performance as those types of companies suffered steep losses. Instead, we have focused on businesses that we think have good pricing opportunities and are well insulated from competitive pressures (especially from China). We own shares in UPS, for instance, which could see improved pricing as a key rival (the U.S. Postal Service) cuts back service. We are also excited about Fanuc, a Japanese robotics firm. We think it has enormous opportunities to gain share as factories in emerging markets move from human labor to automation, both to reduce cost and improve quality control. We added to the position on weakness in the share price.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Stocks that Detracted from Performance

Cisco Systems was the largest detractor. Shares of the networking equipment company fell after the company cited tight public spending on information technology, falling cable set-top box sales and retrenchment following strong “catch-up” sales in earlier quarters, among other factors. While Cisco may be well positioned to benefit from increasing data usage and Internet traffic, we have seen signs of increased competition putting pressure on pricing power. We sold the position in favor of what we felt were better risk/reward opportunities.

Express Scripts declined on concern that its merger with Medco Health Solutions will not be approved by regulators. Regardless of the outcome, we think pharmacy benefit managers like Express Scripts play an important role in increased efforts to reduce health care expenditures. The company should benefit from the coming wave of generic drugs, in our view, which provide higher margins than branded drugs. We also feel Express Scripts is gaining market share relative to competitors through better execution of its business model.

Ivanhoe Mines fell as copper prices pulled back amid a weakening economic growth outlook. We continue to like the Canada-based mineral exploration and development company for its development of a potential world-class copper mine in Mongolia. This puts Ivanhoe in close proximity to one of the largest customers of copper – China. We think this puts the company in a strong position to benefit from China’s growth.

Stocks that Contributed to Performance

Apple contributed the most to relative results. We continue to hold Apple, the portfolio’s largest holding, because of its highly successful line of differentiated mobile computing products, from the iPad to the iPhone, and because of its growing market share in personal computers. We like the company’s durable franchise, long-term growth prospects and demonstrated ability to win in various economic environments. We think that Steve Jobs left the company in the hands of capable management, and believe Apple maintains important advantages over rival device manufacturers through its tightly integrated ecosystem.

Limited Brands was also a top contributor. The specialty retailer’s sales have continued to improve, which has helped drive incremental margins higher. Its key franchise is Victoria’s Secret, which has strong brand recognition worldwide. The company has been aggressive in reducing costs and managing inventory. We think the market has been slow to recognize Limited’s potential margin expansion and the opportunity to develop its international business.

eBay rose. We feel the online marketplace operator is innovating both its PayPal and marketplace businesses beyond what is valued by the stock’s price. In particular, we think eBay’s open platform for commerce and payments is well positioned to benefit from accelerating multi-channel commerce. The company has also made a string of acquisitions that should enable it to offer a multi-

42 | SEPTEMBER 30, 2011

(unaudited)

channel retail strategy for matching buyers and sellers. We think this represents an attractive long-term opportunity.

Outlook

We think the debt crisis in Europe poses the greatest risk to global growth. If there is a disorderly sovereign debt default or a country exits the euro zone, it could cause a significant disruption to financial markets – impacting liquidity, capital levels and, ultimately, growth. There is more downside in equities if this worst-case scenario hits, in our view. Yet we think the market may be overly discounting this outcome and believe that companies look well-positioned for growth should Europe’s debt problems not deteriorate into a Lehman-like crisis.

Companies are generally in stronger financial shape than they were in 2008. We believe our holdings have good short-term liquidity positions and balance sheets, making it unlikely they would be forced to raise capital during a crisis. Moreover, we think valuations are very attractive, implying little or no growth in cash flow for our companies – which we think is unlikely. We think our holdings will have strong growth from secular product and service momentum that is not dependent on a strong macroeconomic environment. These factors give us confidence that the portfolio offers the most attractive risk-reward opportunities in the market today.

Thank you for your investment in Janus Forty Fund. We look forward to reporting results in the future.

Janus Forty Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	3.02%
Limited Brands, Inc.	1.80%
eBay, Inc.	1.01%
News Corp. – Class A	0.67%
Oracle Corp.	0.66%

5 Bottom Performers – Holdings

Contribution

Cisco Systems, Inc.	–1.18%
Express Scripts, Inc. – Class A	–1.17%
Ivanhoe Mines, Ltd. (U.S. Shares)	–1.14%
EMC Corp.	–1.10%
Medco Health Solutions, Inc.	–0.98%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	1.23%	35.99%	30.05%
Utilities	0.00%	0.00%	0.08%
Consumer Discretionary	–0.03%	14.77%	14.47%
Telecommunication Services	–0.17%	2.86%	0.92%
Consumer Staples	–0.28%	3.90%	10.30%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Energy	–1.46%	3.73%	11.18%
Materials	–1.03%	2.10%	5.26%
Financials	–0.89%	14.11%	4.51%
Industrials	–0.82%	9.38%	13.12%
Health Care	–0.73%	13.16%	10.11%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth & Core Funds | 43

Janus Forty Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

Apple, Inc. Computers	9.0%
eBay, Inc. E-Commerce/Services	8.4%
Celgene Corp. Medical – Biomedical and Genetic	6.8%
Fanuc Corp. Industrial Automation and Robotics	5.0%
Microsoft Corp. Applications Software	4.8%

34.0%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

* Includes Cash and Cash Equivalents of (0.8)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2011

As of September 30, 2010

44 | SEPTEMBER 30, 2011

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2011					per the January 28, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Forty Fund – Class A Shares
NAV	–6.06%	2.09%	4.67%	8.35%	1.09%	1.03%
MOP	–11.46%	0.89%	4.22%	8.03%

Janus Forty Fund – Class C Shares
NAV	–6.87%	1.32%	4.11%	7.83%	1.85%	1.78%
CDSC	–7.80%	1.32%	4.11%	7.83%

Janus Forty Fund – Class I Shares	–5.90%	2.35%	4.67%	8.35%	0.77%	0.77%

Janus Forty Fund – Class R Shares	–6.54%	1.61%	4.42%	8.12%	1.46%	1.46%

Janus Forty Fund – Class S Shares	–6.31%	1.86%	4.67%	8.35%	1.20%	1.20%

Janus Forty Fund – Class T Shares	–6.06%	1.86%	4.67%	8.35%	1.02%	1.02%

Russell 1000® Growth Index	3.78%	1.62%	3.01%	3.42%

S&P 500® Index	1.14%	–1.18%	2.82%	4.27%

Lipper Quartile – Class S Shares	4th	1st	1st	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	755/777	135/587	32/371	1/154

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds | 45

Janus Forty Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. The initial performance adjustments will begin January 2012 for the Fund.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class A Shares of Janus Adviser Forty Fund (the “JAD predecessor fund”) into Class A Shares of the Fund. Performance shown for Class A Shares reflects the performance of the JAD predecessor fund’s Class A Shares from September 30, 2004 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of Class A Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2004, the performance shown for Class A Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class A Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). The performance shown for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class A Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class A Shares reflects the fees and expenses of Class A Shares, net of any applicable fee and expense limitations or waivers.

Class C Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class C Shares of the JAD predecessor fund into Class C Shares of the Fund. Performance shown for Class C Shares reflects the performance of the JAD predecessor fund’s Class C Shares from September 30, 2002 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of Class C Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2002, the performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class C Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). The performance shown for certain periods prior to September 30, 2002, was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitation or waivers. If Class C Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class C Shares reflects the fees and expenses of Class C Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class I Shares of the JAD predecessor fund into Class I Shares of the Fund. Performance shown for Class I Shares reflects the performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class I shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to November 28, 2005 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund,

46 | SEPTEMBER 30, 2011

(unaudited)

without the effect of any fee and expense limitation or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares of the Fund commenced operations on July 6, 2009 after the reorganization of Class R Shares of the JAD predecessor fund into Class R Shares of the Fund. Performance shown for Class R Shares reflects the performance of the JAD predecessor fund’s Class R Shares from September 30, 2004 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class R Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2004, the performance shown for Class R Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class R shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). The performance shown for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class R Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers.

Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of Class S Shares of the JAD predecessor fund into Class S Shares of the Fund. Performance shown for Class S Shares reflects the performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class S Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund’s commencement of Class S Shares reflects the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. Performance shown for Class T Shares reflects the performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor’s fund Class S Shares, without the effect of any fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class T Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of those Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class S Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date — May 1, 1997

Janus Growth & Core Funds | 47

Janus Forty Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$851.90	$4.13

Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.51

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$848.20	$8.25

Hypothetical (5% return before expenses)	$1,000.00	$1,016.14	$9.00

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$852.50	$3.53

Hypothetical (5% return before expenses)	$1,000.00	$1,021.26	$3.85

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$849.60	$6.58

Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.18

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$851.00	$5.43

Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$852.00	$4.27

Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.66

†	Expenses are equal to the annualized expense ratio of 0.89% for Class A Shares, 1.78% for Class C Shares, 0.76% for Class I Shares, 1.42% for Class R Shares, 1.17% for Class S Shares and 0.92% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half-year period). Expenses include effect of contractual waivers by Janus Capital.

48 | SEPTEMBER 30, 2011

Janus Forty Fund

Schedule of Investments

As of September 30, 2011

Shares		Value

Common Stock – 100.1%
Apparel Manufacturers – 0.7%
6,885,900	Prada SpA*	$28,627,423
Applications Software – 4.8%
7,482,454	Microsoft Corp.	186,238,280
Athletic Footwear – 1.8%
821,610	NIKE, Inc. – Class B	70,255,871
Automotive – Cars and Light Trucks – 2.1%
8,390,464	Ford Motor Co.*	81,135,787
Brewery – 0%
1,571,507	Anheuser-Busch InBev N.V. – VVPR Strip*	4,210
Casino Hotels – 1.4%
5,990,958	MGM Mirage*	55,656,000
Chemicals – Diversified – 0.9%
2,976,587	Israel Chemicals, Ltd.	34,001,633
Commercial Banks – 1.9%
3,726,915	Standard Chartered PLC	74,377,886
Commercial Services – 2.3%
2,772,475	Iron Mountain, Inc.	87,665,659
Computers – 9.0%
915,678	Apple, Inc.*,**	349,038,140
Computers – Memory Devices – 3.9%
7,130,264	EMC Corp.*	149,664,241
E-Commerce/Products – 1.0%
184,010	Amazon.com, Inc.*	39,788,482
E-Commerce/Services – 8.4%
11,109,257	eBay, Inc.*	327,611,989
Electronic Components – Miscellaneous – 2.2%
2,997,635	TE Connectivity, Ltd. (U.S. Shares)	84,353,449
Electronic Connectors – 1.2%
1,190,320	Amphenol Corp. – Class A	48,529,346
Electronic Forms – 1.4%
2,175,759	Adobe Systems, Inc.*	52,588,095
Enterprise Software/Services – 3.0%
4,028,876	Oracle Corp.	115,789,896
Finance – Investment Bankers/Brokers – 1.5%
5,149,077	Charles Schwab Corp.	58,030,098
Industrial Automation and Robotics – 5.0%
1,398,100	Fanuc Corp.	192,538,578
Life and Health Insurance – 3.8%
24,249,200	AIA Group, Ltd.	68,637,153
9,163,205	Prudential PLC	78,420,033
		147,057,186
Medical – Biomedical and Genetic – 8.6%
4,242,698	Celgene Corp.*	262,707,860
1,593,581	Vertex Pharmaceuticals, Inc.*	70,978,098
		333,685,958
Medical Instruments – 1.1%
120,970	Intuitive Surgical, Inc.*	44,066,952
Metal – Diversified – 1.7%
4,707,535	Ivanhoe Mines, Ltd. (U.S. Shares)*	64,493,230
Metal Processors and Fabricators – 0.8%
196,140	Precision Castparts Corp.	30,491,924
Multimedia – 4.5%
11,410,289	News Corp. – Class A	176,517,171
Oil – Field Services – 3.3%
1,671,455	Baker Hughes, Inc.	77,154,363
1,652,745	Halliburton Co.	50,441,777
		127,596,140
Oil Companies – Exploration and Production – 0.8%
959,038	Southwestern Energy Co.*	31,964,737
Pharmacy Services – 6.3%
2,561,340	Express Scripts, Inc. – Class A*	94,948,874
3,235,638	Medco Health Solutions, Inc.*	151,719,066
		246,667,940
Real Estate Operating/Development – 0.3%
3,819,893	Hang Lung Properties, Ltd.	11,174,191
Retail – Apparel and Shoe – 4.7%
4,729,057	Limited Brands, Inc.	182,115,985
Retail – Jewelry – 2.3%
2,012,350	Compagnie Financiere Richemont S.A.	89,359,245
Transportation – Services – 6.3%
1,486,904	C.H. Robinson Worldwide, Inc.	101,808,317
2,271,314	United Parcel Service, Inc. – Class B	143,433,479
		245,241,796
Wireless Equipment – 3.1%
2,967,179	Crown Castle International Corp.*	120,675,170

Total Common Stock (cost $3,620,992,912)		3,887,002,688

Preferred Stock – 0.7%
Direct Marketing – 0.7%
1,946,540	Zynga, Inc. – Private Placement, 8.0000%°° ,§ (cost $27,308,234)	27,308,234

Total Investments (total cost $3,648,301,146) – 100.8%		3,914,310,922

Liabilities, net of Cash, Receivables and Other Assets**– (0.8)%		(31,208,794)

Net Assets – 100%		$3,883,102,128

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 49

Janus Forty Fund

Schedule of Investments

As of September 30, 2011

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$4,210	0.0%
Canada	64,493,230	1.7%
Hong Kong	79,811,344	2.0%
Israel	34,001,633	0.9%
Italy	28,627,423	0.7%
Japan	192,538,578	4.9%
Switzerland	173,712,694	4.4%
United Kingdom	152,797,919	3.9%
United States	3,188,323,891	81.5%

Total	$3,914,310,922	100.0%

Schedule of Written Options – Puts	Value

Microsoft Corp. expires January 2012 30,500 contracts exercise price $25.00 (premiums received $4,245,600)	$(6,088,739)

See Notes to Schedules of Investments and Financial Statements.

50 | SEPTEMBER 30, 2011

Janus Fund (unaudited)

Fund Snapshot
We seek to create a diversified portfolio of high quality large-cap growth companies with a strong emphasis on a strategy-based approach to investing. We believe that companies with the right management team which can implement a winning strategy while operating in attractive industries will ultimately gain market share and create value for shareholders.
Jonathan Coleman lead co-portfolio manager	Barney Wilson co-portfolio manager

Performance Review

For the 12-month period ended September 30, 2011, Janus Fund’s Class T Shares returned -5.05%, underperforming its primary benchmark, the Russell 1000 Growth Index, which returned 3.78%. The Fund also underperformed its secondary benchmark, the S&P 500 Index, which returned 1.14%. The Fund underperformed its other benchmark, the Core Growth Index, an internally calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000 Growth Index (50%) and the S&P 500 Index (50%), which returned 2.46% during the period. The underperformance was almost entirely due to weak-performing selections. Major detractors relative to the index included our holdings in energy, financials and information technology. Our selections and underweight in consumer staples also hurt relative results. On a positive note, our stock picks and underweight in industrials contributed to performance.

Portfolio Manager Comments

We want to take some time describing the portfolio manager change on Janus Fund which occurred during the period. Barney Wilson joined Jonathan Coleman as co-portfolio manager of the Fund in May 2011, after managing Janus Global Technology Fund to index-beating returns over a six-year period.

We want to describe our approach to stock selection and portfolio construction so you can know what to expect from Janus Fund going forward. Simply put, we want to populate the portfolio with long duration growth businesses. We think about these businesses in two types of ways.

First, as the core of the portfolio, we are seeking to invest in a group of 30 to 40 market-share-gaining, long-duration growth businesses. We believe these companies should exhibit a consistent pattern of gaining market share with high quality business models operating in attractive industries. They should be led by management teams that have crafted a winning strategy and have a demonstrated track record of success. These are companies which have executed well for a meaningful period of time due to the factors we listed, and we expect them to continue to execute well going forward. Five years from today these companies should be substantially similar to today’s business, except that they should be bigger, stronger and more powerful.

There are many of these high quality companies across all sectors of the market. Examples of holdings that we have increased or bought in recent months which we believe exhibit these qualities are: Oracle, EMC, Nordstrom, Perrigo, Helmerich & Payne and Costco. We believe these types of businesses have playbooks and management teams to succeed in a variety of economic environments and should be the heart of a diversified, large-cap growth portfolio.

Second, we are also looking for a moderate number of exceptional companies benefiting from significant positive change which is underappreciated by the market. Within this group, we are looking for something that has occurred within a company, such as a new management team or a new product cycle, or within the industry in which they operate that could result in meaningful value creation for shareholders in the future.

Several examples of portfolio holdings that we believe fit in this category include: eBay, Atmel, Valeant Pharmaceuticals and Sensata Technologies.

Investment Performance

The investment environment was challenging for the Fund. Correlations among stocks soared well above average during the period and the market’s reaction to macro issues, rather than individual company dynamics, was the most prominent driver of equity volatility. Stocks came under pressure as concerns grew about slowing global growth, Europe’s debt crisis and political uncertainty in the U.S. over a debt reduction plan. We believe that many stock prices corrected far more severely than the changes in their underlying business conditions. While this is very frustrating to us in the short term, it does nothing to

Janus Growth & Core Funds | 51

Janus Fund (unaudited)

dampen our conviction that investing in market share-gaining, long duration growth opportunities in attractive industries with reasonable valuations will be a winning strategy for the long term.

Our positions in information technology were among our top detractors from performance. Specifically, several of our holdings in the cyclical hardware supply chain declined more than defensive areas of technology, such as software and services. We think these hardware supply chain companies are less cyclical than the market believes (based on recent multiples) and have attractive, long-term growth drivers. Storage remains a key theme behind several of our positions as the storage business is growing faster than the IT industry as a whole. Technologies that save money for enterprise clients are also growing, and such IT expenditures are less likely to be slashed if there is a prolonged economic downturn. We increased our exposure to companies in the hardware supply chain that we think are well-positioned, initiating positions in stocks such as Atmel, EMC and ON Semiconductor. We also bought shares in Microsoft – a stock that we think trades at very attractive levels relative to its long-term growth potential.

Companies dominating in the tablet and mobile device space will also do well, in our view – notably Apple, which continues to be the largest holding in the portfolio. We have a high degree of confidence in Apple’s long duration growth and intermediate term pipeline of innovation. We also think that Steve Jobs left the company in the hands of capable management and believe that Apple maintains important leverage over content providers through its consumer product ecosystem.

Our energy holdings underperformed amid a broad sell-off in energy related to slower global growth expectations and weaker crude prices. We share these concerns, but remain convinced that growth drivers for our companies are intact. We think our energy field service companies, for example, are poised to generate substantial free cash flow as exploration and production increase in North America and other regions. Technology from these companies is increasingly important given the complexity of new horizontal and deep-sea projects. Even though there may be declines in the price of the commodity, we believe growth for services businesses will stay robust.

We increased our consumer exposure during the period. We are attracted to the long duration growth nature of the consumer staples space, in general, and see attractive opportunities that fit our core investment philosophy in the sector. One key addition was Unilever, a Europe-based consumer products company. We like the business for its exposure to emerging markets, which comprises more than 50% of sales and has been growing 10% a year. Unilever’s CEO has been executing on a plan to break down internal silos, which should help to improve efficiencies, top line growth and margins, in our view.

Another key theme is exposure to the high-end customer. Spending on luxury goods has generally held up better than broader consumer spending and some of the biggest growth is taking place in emerging markets, where the purchasing power of consumers is growing along with demand for luxury goods. We bought shares in Prada, for example; we like this designer of men and women’s luxury goods for its potential to grow its high-margin, high-return-on-capital business globally. We also established a position in Nordstrom – an upscale U.S. department store – and bought shares in NIKE, which has a prominent brand and the potential to win an increasing share of a growing end market for athletic footwear globally.

Individual Detractors from Performance

Our weakest performers were Cisco Systems, EMC, Baker Hughes and Morgan Stanley.

Networking equipment company Cisco Systems has reported disappointing gross margins, raising concerns over competition the company is facing. We sold the position to invest in opportunities that we felt had more attractive risk-reward profiles.

EMC declined on concerns about softening hardware demand. We believe the storage company’s product portfolio in hardware and software is well positioned to benefit from improving fundamentals in high-end and mid-range storage, which has become one of the fastest growth areas of enterprise information technology.

Baker Hughes fell as energy prices softened. We think the oil-field service company has an opportunity for margin expansion through an enhanced product suite, which will enable the company to move from shorter-term well drilling/completion activities to longer term and higher value reservoir evaluation, drilling and optimization. Other potential profit drivers include supply chain improvements, potential for higher capacity utilization than peers and attractive exposure to emerging market oil producing nations.

Shares of Morgan Stanley came under pressure amid a broad sell-off in financial stocks. We think Morgan Stanley’s brokerage joint venture with Citigroup’s Smith Barney is seeing strong asset in-flows and should be a key driver for its returns on equity long term. We also like the company’s growing investment banking business. We

52 | SEPTEMBER 30, 2011

(unaudited)

feel that Morgan Stanley continues to be attractively valued relative to what we deem its tangible book value.

Individual Contributors to Performance

Our top performers were Apple, IBM, eBay and Limited Brands.

We continue to like Apple because of its highly successful line of differentiated mobile computing products, from the iPad to the iPhone, and because of its growing market share in personal computers. We also think that Google’s acquisition of the Motorola handset business will complicate the Android ecosystem, lessening competitive pressure on Apple’s handset business.

Shares of IBM were strong. While we think the company is well-managed, we believe profit growth and margin expansion are likely to slow. We sold the position and used the cash to buy technology stocks that we felt offered more attractive risk-reward.

eBay performed well. The company’s marketplace business has improved, in our view, and it has made a string of acquisitions that will enable it to offer a multi-channel retail strategy for matching buyers and sellers. We think this represents an attractive long-term opportunity for the firm.

Limited Brands also rose. The specialty retailer’s sales have been improving, which has helped drive incremental margins higher. Its key franchise is Victoria’s Secret, which has strong brand recognition worldwide. The company has been aggressive in reducing costs and managing inventory. We think the market has been slow to recognize Limited’s potential margin expansion and the opportunity to develop its international business.

Derivatives, primarily options, are used in the portfolio to generate income (through selling calls, and selling puts), to have exposure to a position without owning it (generally selling a put to buy a call – often referred to as stock replacement), and periodically to hedge market risk (generally by buying puts in market indices, such as the S&P 500). The purpose of the option strategy is an attempt to generate income and reduce the risk in the portfolio. During the period, this strategy added modestly to relative results.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

Looking ahead, we expect the investing environment to remain fraught with uncertainty given the many economic pressures that are recounted in the press on a daily basis. Despite these pressures, we remain confident that our companies can manage through this difficult environment. Many of our holdings have built cash on their balance sheets that they can deploy for higher dividends, share buybacks or strategic acquisitions. We also believe that many of our holdings have attractive growth opportunities, both within the U.S. and from emerging markets as global wealth grows. Given the volatility in the markets, we find valuations for many large-cap stocks are attractive relative to the long term growth opportunity.

Overall, our mindset is not to try and adjust the portfolio to the economic climate – getting more defensive or pro-cyclical according to the latest economic data points. Rather, we are maintaining our emphasis on companies that are gaining market share, have attractive long-term opportunities and don’t need a large macro tailwind to grow. We think these share gainers will outperform companies that aren’t gaining share over a multi-year period.

Thank you for your investment in Janus Fund.

Janus Growth & Core Funds | 53

Janus Fund (unaudited)

Janus Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.30%
International Business Machines Corp.	0.91%
eBay, Inc.	0.84%
Limited Brands, Inc.	0.62%
Occidental Petroleum Corp.	0.61%

5 Bottom Performers – Holdings

Contribution

Cisco Systems, Inc.	–0.92%
EMC Corp.	–0.77%
Baker Hughes, Inc.	–0.65%
Morgan Stanley	–0.63%
Hess Corp.	–0.62%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Staples	0.87%	8.63%	10.30%
Industrials	0.71%	9.61%	13.12%
Other**	0.12%	0.57%	0.00%
Utilities	0.00%	0.00%	0.08%
Information Technology	–0.03%	28.59%	30.05%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Energy	–2.64%	11.80%	11.18%
Financials	–1.40%	6.57%	4.51%
Materials	–0.97%	4.69%	5.26%
Health Care	–0.52%	15.23%	10.11%
Telecommunication Services	–0.32%	3.05%	0.92%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

54 | SEPTEMBER 30, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

Apple, Inc. Computers	6.0%
eBay, Inc. E-Commerce/Services	3.5%
Oracle Corp. Enterprise Software/Services	3.5%
Microsoft Corp. Applications Software	3.1%
Celgene Corp. Medical – Biomedical and Genetic	2.6%

18.7%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

Emerging markets comprised 1.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2011

As of September 30, 2010

Janus Growth & Core Funds | 55

Janus Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2011					per the January 28, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Fund – Class A Shares
NAV	–5.12%	–0.58%	1.84%	11.83%	1.22%	1.05%
MOP	–10.58%	–1.75%	1.24%	11.67%

Janus Fund – Class C Shares
NAV	–5.83%	–1.42%	1.34%	11.21%	1.96%	1.80%
CDSC	–6.77%	–1.42%	1.34%	11.21%

Janus Fund – Class D Shares(1)	–4.93%	–0.51%	1.89%	11.86%	0.93%	0.93%

Janus Fund – Class I Shares	–4.87%	–0.54%	1.88%	11.86%	0.86%	0.80%

Janus Fund – Class R Shares	–5.51%	–1.10%	1.50%	11.48%	1.47%	1.47%

Janus Fund – Class S Shares	–5.29%	–0.83%	1.66%	11.67%	1.25%	1.25%

Janus Fund – Class T Shares	–5.05%	–0.54%	1.88%	11.86%	1.00%	1.00%

Russell 1000® Growth Index	3.78%	1.62%	3.01%	N/A**

S&P 500® Index	1.14%	–1.18%	2.82%	9.77%

Core Growth Index	2.46%	0.23%	2.93%	N/A**

Lipper Quartile – Class T Shares	4th	3rd	3rd	2nd

Lipper Ranking – based on total return for Large-Cap Growth Funds	727/777	385/587	233/371	4/14

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

56 | SEPTEMBER 30, 2011

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Growth & Core Funds | 57

Janus Fund (unaudited)

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective May 12, 2011, Jonathan D. Coleman and Burton H. Wilson are co-portfolio managers of the Fund.

*	The Fund’s inception date – February 5, 1970
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$846.90	$4.35

Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$844.30	$7.40

Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.09

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$847.90	$3.34

Hypothetical (5% return before expenses)	$1,000.00	$1,021.46	$3.65

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$848.00	$3.06

Hypothetical (5% return before expenses)	$1,000.00	$1,021.76	$3.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$845.20	$6.11

Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.68

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$846.10	$5.04

Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$847.30	$3.89

Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.26

†	Expenses are equal to the annualized expense ratio of 0.94% for Class A Shares, 1.60% for Class C Shares, 0.72% for Class D Shares, 0.66% for Class I Shares, 1.32% for Class R Shares, 1.09% for Class S Shares and 0.84% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

58 | SEPTEMBER 30, 2011

Janus Fund

Schedule of Investments

As of September 30, 2011

Shares		Value

Common Stock – 92.2%
Apparel Manufacturers – 0.8%
13,518,008	Prada SpA*,**	$56,199,731
Applications Software – 3.1%
9,024,405	Microsoft Corp.	224,617,440
Athletic Footwear – 1.1%
914,520	NIKE, Inc. – Class B	78,200,605
Brewery – 2.5%
2,872,880	Anheuser-Busch InBev N.V.**	152,341,870
909,454	SABMiller PLC**	29,555,485
		181,897,355
Cable/Satellite Television – 0.7%
856,565	Time Warner Cable, Inc. – Class A	53,680,929
Casino Hotels – 0.7%
6,836,678	Crown, Ltd.	52,083,879
Chemicals – Diversified – 1.2%
1,629,947	K+S A.G.**	85,690,283
Commercial Services – Finance – 0.6%
1,299,965	Verisk Analytics, Inc.*	45,199,783
Computers – 6.0%
1,142,397	Apple, Inc.*	435,458,888
Computers – Integrated Systems – 1.3%
1,701,435	Teradata Corp.*	91,077,816
Computers – Memory Devices – 2.4%
8,222,370	EMC Corp.*	172,587,546
Containers – Metal and Glass – 0.9%
1,988,655	Ball Corp.	61,688,078
Cosmetics and Toiletries – 1.6%
1,289,576	Colgate-Palmolive Co.	114,359,600
Dialysis Centers – 0.6%
638,865	DaVita, Inc.*	40,037,670
Distribution/Wholesale – 0.5%
1,095,176	Fastenal Co.	36,447,457
Diversified Banking Institutions – 1.2%
1,696,140	JPMorgan Chase & Co.	51,087,737
2,690,835	Morgan Stanley	36,326,272
		87,414,009
Diversified Operations – 1.7%
1,288,235	Danaher Corp.	54,028,576
1,711,031	Tyco International, Ltd. (U.S. Shares)	69,724,513
		123,753,089
E-Commerce/Products – 1.5%
499,345	Amazon.com, Inc.*	107,973,369
E-Commerce/Services – 3.8%
8,615,602	eBay, Inc.*	254,074,103
193,905	Netflix, Inc.*	21,942,290
		276,016,393
Electronic Components – Miscellaneous – 1.2%
3,034,265	TE Connectivity, Ltd. (U.S. Shares)	85,384,217
Electronic Components – Semiconductors – 1.2%
11,635,022	ON Semiconductor Corp.*	83,423,108
Electronic Connectors – 0.9%
1,629,269	Amphenol Corp. – Class A	66,425,297
Electronic Forms – 0.8%
2,416,595	Adobe Systems, Inc.*	58,409,101
Enterprise Software/Services – 3.5%
8,800,505	Oracle Corp.	252,926,514
Finance – Investment Bankers/Brokers – 0.3%
2,087,690	Charles Schwab Corp.	23,528,266
Food – Miscellaneous/Diversified – 1.4%
3,222,357	Unilever N.V.**	102,053,763
Industrial Automation and Robotics – 1.2%
651,600	Fanuc Corp.	89,734,738
Industrial Gases – 1.6%
1,220,880	Praxair, Inc.	114,127,862
Instruments – Controls – 0.9%
2,518,440	Sensata Technologies Holding N.V.*,**	66,637,922
Investment Management and Advisory Services – 1.1%
1,638,121	T. Rowe Price Group, Inc.	78,253,040
Life and Health Insurance – 0.6%
5,454,145	Prudential PLC**	46,677,361
Medical – Biomedical and Genetic – 3.8%
3,089,262	Celgene Corp.*	191,287,103
1,814,341	Vertex Pharmaceuticals, Inc.*	80,810,748
		272,097,851
Medical – Drugs – 3.3%
2,659,900	Endo Pharmaceuticals Holdings, Inc.*	74,450,601
5,200,365	Pfizer, Inc.	91,942,453
1,841,817	Valeant Pharmaceuticals International, Inc.	68,368,247
		234,761,301
Medical – Generic Drugs – 1.4%
2,916,635	Mylan, Inc.*	49,582,795
523,005	Perrigo Co.	50,789,016
		100,371,811
Medical – Wholesale Drug Distributors – 0.9%
1,722,205	AmerisourceBergen Corp.	64,186,580
Medical Instruments – 0.4%
792,095	St. Jude Medical, Inc.	28,665,918
Medical Products – 2.0%
3,351,865	Covidien PLC (U.S. Shares)**	147,817,246
Metal Processors and Fabricators – 1.8%
839,210	Precision Castparts Corp.	130,463,587
Multimedia – 1.2%
2,804,670	Walt Disney Co.	84,588,847
Oil – Field Services – 2.9%
1,764,945	Baker Hughes, Inc.	81,469,861
2,338,125	Halliburton Co.	71,359,575
974,375	Schlumberger, Ltd. (U.S. Shares)	58,199,419
		211,028,855
Oil and Gas Drilling – 0.6%
1,052,500	Helmerich & Payne, Inc.	42,731,500
Oil Companies – Exploration and Production – 4.4%
767,540	Apache Corp.	61,587,410
1,853,305	Canadian Natural Resources, Ltd.	54,246,237
1,136,931	EOG Resources, Inc.	80,733,470

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 59

Janus Fund

Schedule of Investments

As of September 30, 2011

Shares		Value

Oil Companies – Exploration and Production – (continued)

1,202,017	Occidental Petroleum Corp.	$85,944,216
5,259,200	OGX Petroleo e Gas Participacoes S.A.*	32,431,034
		314,942,367
Oil Companies – Integrated – 1.1%
1,560,325	Hess Corp.	81,854,650
Oil Field Machinery and Equipment – 1.0%
1,834,978	Dresser-Rand Group, Inc.*	74,371,658
Pharmacy Services – 0.8%
1,613,865	Express Scripts, Inc. – Class A*	59,825,976
Pipelines – 1.6%
2,910,399	Enterprise Products Partners L.P.	116,852,520
Retail – Apparel and Shoe – 1.5%
2,779,205	Limited Brands, Inc.	107,027,185
Retail – Discount – 1.4%
1,228,350	Costco Wholesale Corp.	100,872,102
Retail – Drug Store – 1.4%
3,013,750	Walgreen Co.	99,122,237
Retail – Jewelry – 1.0%
1,572,790	Compagnie Financiere Richemont S.A.	69,840,399
Retail – Major Department Stores – 2.1%
3,274,875	Nordstrom, Inc.	149,596,290
Retail – Restaurants – 0.7%
616,950	McDonald’s Corp.	54,180,549
Semiconductor Components/Integrated Circuits – 1.7%
6,411,517	Atmel Corp.*	51,740,942
32,242,539	Taiwan Semiconductor Manufacturing Co., Ltd.	73,077,850
		124,818,792
Soap and Cleaning Preparations – 0.6%
816,090	Reckitt Benckiser Group PLC**	41,253,975
Telecommunication Services – 1.2%
3,088,780	Amdocs, Ltd. (U.S. Shares)*,**	83,767,714
Television – 1.0%
3,368,230	CBS Corp. – Class B	68,644,527
Tobacco – 1.0%
1,119,520	Philip Morris International, Inc.	69,835,658
Toys – 0.8%
2,208,550	Mattel, Inc.	57,179,360
Transportation – Services – 2.4%
1,636,375	C.H. Robinson Worldwide, Inc.	112,042,596
1,588,931	Expeditors International of Washington, Inc.	64,431,152
		176,473,748
Wireless Equipment – 1.3%
2,366,912	Crown Castle International Corp.*,**	96,262,311

Total Common Stock (cost $6,560,311,733)		6,655,400,623

Exchange – Traded Funds – 1.1%
Commodity – 1.1%
356,295	SPDR Gold Trust (ETF)*	56,323,114
2,020,510	Sprott Physical Gold Trust (ETF)*	28,347,755

Total Exchange – Traded Funds (cost $74,872,465)		84,670,869

Preferred Stock – 0.5%
Direct Marketing – 0.5%
2,492,920	Zynga, Inc. – Private Placement, 8.0000% ,§ (cost $34,973,461)	34,973,461

Money Market – 5.2%
372,603,631	Janus Cash Liquidity Fund LLC, 0% (cost $372,603,631)	372,603,631

Total Investments (total cost $7,042,761,290) – 99.0%		7,147,648,584

Cash, Receivables and Other Assets, net of Liabilities – 1.0%		70,891,690

Net Assets – 100%		$7,218,540,274

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$52,083,879	0.7%
Belgium	152,341,870	2.1%
Brazil	32,431,034	0.5%
Canada	150,962,239	2.1%
Curacao	58,199,419	0.8%
Germany	85,690,283	1.2%
Guernsey	83,767,714	1.2%
Ireland	147,817,246	2.1%
Italy	56,199,731	0.8%
Japan	89,734,738	1.3%
Netherlands	168,691,685	2.4%
Switzerland	224,949,129	3.1%
Taiwan	73,077,850	1.0%
United Kingdom	117,486,821	1.6%
United States††	5,654,214,946	79.1%

Total	$7,147,648,584	100.0%

††	Includes Cash Equivalents (73.9% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

60 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC:
British Pound 10/27/11	13,060,000	$20,357,618	$171,450
Euro 10/27/11	42,240,000	56,572,552	1,556,869

		76,930,170	1,728,319

HSBC Securities (USA), Inc.:
British Pound 10/6/11	16,259,000	25,350,598	634,061
Euro 10/6/11	41,560,000	55,672,838	3,927,112

		81,023,436	4,561,173

JPMorgan Chase & Co.:
British Pound 10/20/11	15,100,000	23,539,520	108,369
Euro 10/20/11	50,200,000	67,237,914	850,462

		90,777,434	958,831

RBC Capital Markets Corp.:
British Pound 10/13/11	7,500,000	11,692,807	684,893
Euro 10/13/11	58,000,000	77,690,365	2,759,416

		89,383,172	3,444,309

Total		$338,114,212	$10,692,632

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 61

Janus Growth and Income Fund (unaudited)

Fund Snapshot
We seek to generate capital appreciation and income through investing in a diversified portfolio of equities and income-generating assets. We primarily focus our analysis on larger, well-established companies with predictable and sustainable earnings growth.
Marc Pinto portfolio manager

Performance Overview

For the 12-month period ended September 30, 2011, Janus Growth and Income Fund’s Class T Shares returned -7.03% as compared to a 1.14% return for the Fund’s primary benchmark, the S&P 500 Index, and a 3.78% return for it its secondary benchmark, the Russell 1000 Growth Index.

Market Environment

Equity markets sold off significantly late in the period as a result of a worsening debt crisis in Europe, a rating downgrade of U.S. sovereign credit and evidence that the economy was slowing. The market feared Europe’s debt crisis would turn into a repeat of the 2008 financial crisis and valued companies directly involved, such as French banks, and any bank with European sovereign debt exposure for worst-case scenarios. The ratings downgrade of U.S. debt was more symbolic and well telegraphed, but on the heels of a near shutdown of the federal government and the political wrangling surrounding it, made many investors nervous and skeptical. More concerning to us was the economy slowed more severely than we had anticipated. Weak payroll numbers in July and August, falling consumer confidence and declining statistics in industrial demand led economists to significantly lower their projections for GDP growth. Weak industrial data from China, an indication of weakness in emerging markets, added to fears of a slowing global economy, which drove commodity prices lower.

Performance Discussion

The Fund’s underperformance was driven largely by a tilt towards economically-sensitive holdings across a variety of sectors late in the period. Our holdings in energy, led by Canadian Natural Resources, were the largest relative detractors. Weak energy prices weighed on the sector. We continue to like Canadian Natural Resources, an exploration and production company, for its exposure to oil sands and its production growth that has exceeded the broader industry.

Our financial holdings, led by Morgan Stanley and CIT Group, were also key detractors. Morgan Stanley was hit by investor worries over balance sheet risk and speculation (which was false) that it had exposure to French banks. We believe our core thesis remains intact that the financial holding company is well capitalized relative to other U.S. financials, and it should benefit significantly from its brokerage joint venture with Citigroup’s Smith Barney. We also continue to favor CIT Group. The commercial and consumer finance company, which came out of bankruptcy in 2009, should benefit as it refinances its high-cost debt. We also think CIT will grow its loan business.

Philip Morris International led individual contributors. We like the tobacco company for its pure international exposure, stable markets, minimal litigation risk and ability to implement price increases. Its cash generative business has historically also led to high dividend payouts and share repurchases.

Technology holdings Apple and IBM were also key contributors. We sold IBM, but continue to like Apple. The mobile device and computer maker has strong free cash flows and a large sum of cash sitting on its balance sheet. It continues to gain market share in personal computing and remains a dominant player in the smart phone market. We like the company for its growth potential, but do believe its relatively high free cash flow yield and large cash balance gives its management some flexibility to pursue shareholder-friendly activities, like possibly returning cash to shareholders.

Late in the period, we sold a number of our more economically sensitive holdings such as those that could be affected by reduced information technology spending. We were also opportunistic in taking profits in select names and adding companies with stable earnings, as well as establishing new positions in companies that we feel will capitalize on merger and acquisition activity in health care and those that are strengthening their balance sheets. We have also placed more emphasis on companies that are generating significant levels of cash

62 | SEPTEMBER 30, 2011

(unaudited)

that could lead to higher dividend payouts and stock buybacks. In addition, we added to existing positions where we deemed appropriate. Overall, the Fund’s holdings were reduced and cash was increased in an effort to reduce risk.

Our investment-focused theme on emerging market wealth creation and consumption remains in place. Even if China’s growth slows, we think the emerging market consumer should continue to spend robustly. Las Vegas Sands, which was added to the Fund during the period, is particularly well positioned to capitalize on this trend. The gaming company has a strong presence in Singapore and Macau, China, and is looking to expand to new areas in Asia. Recent results from its Singapore and Macau casinos continue to surpass investor expectations.

(Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion regarding the use of forward currency contracts by the Fund.)

Outlook

Despite considerable uncertainty as the period ended, we believe there will be a solution to the European debt crisis since market movements have caught the attention of officials at the European Central Bank and the European Union. We also don’t think there will be any defaults of major banks in Europe, although Greece’s situation is unpredictable. A major concern is the economic slowdown in the U.S. The probability of another recession has increased, although we think the odds against it are still modestly higher. The determining factor will be consumer confidence, which is tied to actions in Washington D.C. If the consumer feels Congress and the Obama Administration can put politics aside and assemble the right amount of stimulus without worsening the deficit, then confidence should stop declining, reach a nadir and rebuild. Our concern is that continued wrangling in Washington and ongoing retrenchment by consumers, and by extension companies, could lead to another recession.

Based on this view, we have reduced some of the Fund’s cyclicality and focused on companies that we believe should perform well despite the difficult macro-environment. Examples include Union Pacific, a railroad company that is rolling off unprofitable contracts, efficient health care companies such as Valeant Pharmaceuticals and defensive companies with stable earnings such as McDonald’s. We also like companies that target high-end consumers, such as Coach and Nordstrom, and are generally avoiding those firms geared towards lower end consumers due to continued high levels of unemployment.

Thank you for your investment in Janus Growth and Income Fund.

Janus Growth & Core Funds | 63

Janus Growth and Income Fund (unaudited)

Janus Growth and Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Philip Morris International, Inc.	0.98%
International Business Machines Corp.	0.86%
Apple, Inc.	0.66%
CBS Corp. – Class B	0.64%
eBay, Inc.	0.47%

5 Bottom Performers – Equity Holdings

Contribution

Morgan Stanley	–1.43%
CIT Group, Inc.	–0.91%
Canadian Natural Resources, Ltd.	–0.84%
NetApp, Inc.	–0.61%
Freeport-McMoRan Copper & Gold, Inc. – Class B	–0.57%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Staples	1.42%	7.83%	10.77%
Information Technology	1.35%	21.17%	18.62%
Health Care	0.25%	11.81%	11.35%
Utilities	0.00%	0.00%	3.40%
Telecommunication Services	–0.10%	0.51%	3.05%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–4.78%	12.51%	15.34%
Energy	–1.60%	12.97%	12.34%
Materials	–1.21%	5.93%	3.61%
Consumer Discretionary	–0.77%	18.21%	10.60%
Industrials	–0.39%	9.06%	10.92%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

64 | SEPTEMBER 30, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

Oracle Corp. Enterprise Software/Services	3.9%
CBS Corp. – Class B Television	3.2%
Union Pacific Corp. Transportation – Railroad	3.1%
eBay, Inc. E-Commerce/Services	3.0%
NIKE, Inc. – Class B Athletic Footwear	3.0%

16.2%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

*Includes Cash and Cash Equivalents of (0.2)%.

Emerging markets comprised 1.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2011

As of September 30, 2010

Janus Growth & Core Funds | 65

Janus Growth and Income Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2011					per the January 28, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Growth and Income Fund – Class A Shares
NAV	–7.08%	–3.22%	1.63%	8.83%	1.02%	0.95%
MOP	–12.43%	–4.36%	1.03%	8.52%

Janus Growth and Income Fund – Class C Shares
NAV	–7.80%	–3.98%	0.87%	8.11%	1.80%	1.70%
CDSC	–8.72%	–3.98%	0.87%	8.11%

Janus Growth and Income Fund – Class D Shares(1)	–6.93%	–3.11%	1.73%	8.90%	0.81%	0.81%

Janus Growth and Income Fund – Class I Shares	–6.85%	–3.14%	1.72%	8.89%	0.70%	0.70%

Janus Growth and Income Fund – Class R Shares	–7.49%	–3.67%	1.18%	8.43%	1.42%	1.42%

Janus Growth and Income Fund – Class S Shares	–7.26%	–3.42%	1.43%	8.67%	1.16%	1.16%

Janus Growth and Income Fund – Class T Shares	–7.03%	–3.14%	1.72%	8.89%	0.93%	0.93%

S&P 500® Index	1.14%	–1.18%	2.82%	7.83%

Russell 1000® Growth Index	3.78%	1.62%	3.01%	6.99%

Lipper Quartile – Class T Shares	4th	4th	3rd	1st

Lipper Ranking – based on total return for Large-Cap Core Funds	1,016/1,107	664/835	344/510	11/87

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

66 | SEPTEMBER 30, 2011

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

May 16, 1991 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Growth & Core Funds | 67

Janus Growth and Income Fund (unaudited)

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 15, 1991
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$813.20	$4.18

Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.66

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$810.20	$7.62

Hypothetical (5% return before expenses)	$1,000.00	$1,016.65	$8.49

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$814.00	$3.41

Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$814.40	$3.18

Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$811.60	$6.22

Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.93

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$812.70	$5.13

Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$813.70	$4.00

Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.46

†	Expenses are equal to the annualized expense ratio of 0.92% for Class A Shares, 1.68% for Class C Shares, 0.75% for Class D Shares, 0.70% for Class I Shares, 1.37% for Class R Shares, 1.13% for Class S Shares and 0.88% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

68 | SEPTEMBER 30, 2011

Janus Growth and Income Fund

Schedule of Investments

As of September 30, 2011

Shares or Principal Amount		Value

Common Stock – 96.4%
Aerospace and Defense – 2.6%
1,341,035	Boeing Co.	$81,146,028
Agricultural Chemicals – 2.0%
516,960	Mosaic Co.	25,315,531
709,140	Syngenta A.G. (ADR)	36,783,092
		62,098,623
Apparel Manufacturers – 1.2%
708,853	Coach, Inc.	36,739,851
Athletic Footwear – 3.0%
1,089,913	NIKE, Inc. – Class B	93,198,461
Automotive – Cars and Light Trucks – 0.7%
482,705	Daimler A.G.	21,407,967
Cable/Satellite Television – 3.6%
903,875	DIRECTV – Class A*	38,188,719
1,182,425	Time Warner Cable, Inc. – Class A	74,102,575
		112,291,294
Casino Hotels – 1.9%
982,425	Las Vegas Sands Corp.*	37,666,174
2,459,855	MGM Mirage*	22,852,053
		60,518,227
Chemicals – Diversified – 3.7%
2,211,325	E.I. du Pont de Nemours & Co.	88,386,660
1,083,425	LyondellBasell Industries N.V.	26,468,073
		114,854,733
Commercial Banks – 4.6%
2,258,825	CIT Group, Inc.*	68,600,515
489,950	ICICI Bank, Ltd. (ADR)	17,011,064
979,900	Itau Unibanco Holding S.A. (ADR)	15,208,048
2,065,986	Standard Chartered PLC**	41,230,796
		142,050,423
Commercial Services – Finance – 2.8%
166,580	MasterCard, Inc. – Class A	52,832,513
2,225,370	Western Union Co.	34,025,907
		86,858,420
Computer Services – 1.2%
588,950	Cognizant Technology Solutions Corp.*	36,927,165
Computers – 2.3%
191,036	Apple, Inc.*	72,819,103
Computers – Integrated Systems – 1.7%
979,900	Teradata Corp.*	52,454,047
Computers – Memory Devices – 1.6%
1,473,385	NetApp, Inc.*	50,006,687
Cosmetics and Toiletries – 0.6%
221,235	Estee Lauder Cos., Inc. – Class A	19,433,282
Diversified Banking Institutions – 3.2%
924,105	Credit Suisse Group A.G. (ADR)	24,248,515
5,549,031	Morgan Stanley	74,911,919
		99,160,434
E-Commerce/Services – 3.0%
3,206,305	eBay, Inc.*	94,553,934
Electronic Components – Miscellaneous – 1.3%
1,494,236	TE Connectivity, Ltd. (U.S. Shares)	42,047,801
Electronic Components – Semiconductors – 0.9%
340,850	Microchip Technology, Inc.	10,603,844
2,305,532	ON Semiconductor Corp.*	16,530,664
		27,134,508
Electronic Connectors – 1.0%
771,459	Amphenol Corp. – Class A	31,452,383
Enterprise Software/Services – 3.9%
4,253,369	Oracle Corp.**	122,241,825
Finance – Other Services – 1.7%
2,257,549	NYSE Euronext	52,465,439
Hotels and Motels – 1.5%
1,668,360	Marriott International, Inc. – Class A	45,446,126
Investment Management and Advisory Services – 1.5%
3,978,700	Blackstone Group L.P.	47,664,826
Life and Health Insurance – 0.5%
1,801,821	Prudential PLC**	15,420,245
Machinery – Farm – 0.6%
269,475	Deere & Co.	17,400,001
Medical – Biomedical and Genetic – 3.3%
990,705	Celgene Corp.*	61,344,454
1,101,120	Gilead Sciences, Inc.*	42,723,456
		104,067,910
Medical – Drugs – 7.3%
367,465	Allergan, Inc.	30,271,767
2,296,212	Bristol-Myers Squibb Co.	72,055,132
734,925	Endo Pharmaceuticals Holdings, Inc.*	20,570,551
2,694,730	Pfizer, Inc.	47,642,826
490,960	Shire PLC (ADR)**	46,115,873
250,000	Valeant Pharmaceuticals International, Inc.	9,280,000
		225,936,149
Medical – Generic Drugs – 1.6%
2,846,765	Mylan, Inc.*	48,395,005
Metal – Copper – 1.4%
1,414,162	Freeport-McMoRan Copper & Gold, Inc. – Class B	43,061,233
Metal Processors and Fabricators – 0.8%
167,655	Precision Castparts Corp.	26,063,646
Oil – Field Services – 1.0%
979,265	Halliburton Co.	29,887,168
Oil Companies – Exploration and Production – 3.2%
1,959,805	Canadian Natural Resources, Ltd.	57,363,492
605,021	Occidental Petroleum Corp.	43,259,002
		100,622,494
Oil Companies – Integrated – 4.9%
834,925	Chevron Corp.	77,247,261
1,432,042	Hess Corp.	75,124,923
		152,372,184
Pharmacy Services – 1.5%
1,301,561	Express Scripts, Inc. – Class A*	48,248,866
Pipelines – 1.6%
1,224,875	Enterprise Products Partners L.P.	49,178,731
2,169	Kinder Morgan Management LLC*	127,299
		49,306,030

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 69

Janus Growth and Income Fund

Schedule of Investments

As of September 30, 2011

Shares or Principal Amount		Value

Retail – Major Department Stores – 1.0%
667,819	Nordstrom, Inc.	$30,505,972
Retail – Restaurants – 1.7%
595,000	McDonald’s Corp.	52,252,900
Super-Regional Banks – 2.0%
2,650,760	U.S. Bancorp.	62,398,890
Telephone – Integrated – 0.8%
736,665	CenturyLink, Inc.	24,398,345
Television – 3.2%
4,900,263	CBS Corp. – Class B	99,867,360
Tobacco – 3.7%
1,685,170	Altria Group, Inc.	45,179,408
1,144,708	Philip Morris International, Inc.	71,406,885
		116,586,293
Toys – 1.7%
2,003,025	Mattel, Inc.	51,858,317
Transportation – Railroad – 3.1%
1,194,130	Union Pacific Corp.	97,524,597

Total Common Stock (cost $2,905,133,666)		3,001,145,192

Corporate Bonds – 3.8%
Building – Residential and Commercial – 0.2%
$6,467,000	Meritage Homes Corp. 6.2500%, 3/15/15	6,208,320
Casino Hotels – 0.5%
2,498,000	MGM Mirage 4.2500%, 4/15/15	2,195,117
15,000,000	MGM Resorts International 7.6250%, 1/15/17	12,862,500
		15,057,617
Hotels and Motels – 0.4%
9,990,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	10,714,275
Medical – Biomedical and Genetic – 0.9%
25,000,000	Vertex Pharmaceuticals Inc. 3.3500%, 10/1/15	28,687,500
Medical – Hospitals – 0.3%
9,990,000	HCA, Inc. 7.2500%, 9/15/20	10,089,900
Power Converters and Power Supply Equipment – 0.8%
24,957,000	JA Solar Holdings Co., Ltd. 4.5000%, 5/15/13	16,721,190
24,090,000	Suntech Power Holdings Co., Ltd. 3.0000%, 3/15/13 (144A)	9,515,550
		26,236,740
Real Estate Management/Services – 0.3%
9,985,000	ProLogis L.P. 3.2500%, 3/15/15	9,872,669
REIT – Mortgage – 0.4%
10,000,000	Annaly Capital Management, Inc. 4.0000%, 2/15/15	11,462,500

Total Corporate Bonds (cost $134,225,654)		118,329,521

Total Investments (total cost $3,039,359,320) – 100.2%		3,119,474,713

Liabilities, net of Cash, Receivables and Other Assets– (0.2)%		(4,858,873)

Net Assets – 100%		$3,114,615,840

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$15,208,048	0.5%
Canada	66,643,492	2.1%
Cayman Islands	26,236,740	0.8%
Germany	21,407,967	0.7%
India	17,011,064	0.5%
Jersey	46,115,873	1.5%
Netherlands	26,468,073	0.9%
Switzerland	103,079,408	3.3%
United Kingdom	56,651,041	1.8%
United States	2,740,653,007	87.9%

Total	$3,119,474,713	100.0%

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC: British Pound 10/27/11	12,500,000	$19,484,703	$237,796

HSBC Securities (USA), Inc.: British Pound 10/6/11	7,790,000	12,145,960	693,051

JPMorgan Chase & Co.: British Pound 10/20/11	14,027,000	21,866,811	380,152

Total		$53,497,474	$1,310,999

See Notes to Schedules of Investments and Financial Statements.

70 | SEPTEMBER 30, 2011

Janus Research Fund (unaudited)

Fund Snapshot
We believe deep, independent research and high-conviction investing can deliver exceptional results by exploiting a market’s tendency to focus on the short term. We believe a team-led research portfolio should control risk without diluting the strengths of a firm’s research effort.
Team Based Approach Led by Jim Goff Director of Research

Performance Overview

For the 12-month period ended September 30, 2011, Janus Research Fund’s Class T Shares returned -1.08%, as compared to a 3.78% return for its primary benchmark, the Russell 1000 Growth Index, and a 1.14% return for its secondary benchmark, the S&P 500 Index. We continue to be pleased with the Fund’s long-term performance.

Economic Overview

The volatility we saw late in the period and the overall weak markets reflected the uncertain paths that lie ahead. Most troubled is Europe, where markets are pricing in a high probability of a Greek default and a resulting financial crisis. We believe the solution lies with a strong and coordinated policy response as we saw at the end of October 2011. Now the attention shifts back to the U.S., which must address its debt issues, too. The debt-reduction “super committee” soon will reveal its proposals.

This political uncertainty, heading into key elections in Europe and the U.S., leads to the caution woven through our sector views that follow. As you read, you’ll see that worrisome signs are emerging, although we don’t see a widespread slowdown yet in company fundamentals. Our generally positive outlook from the bottom up is tempered by the precarious economic situation.

Sector Views

In communications, the impact of Internet-based content is rippling through the industry with complex and unclear outcomes. Moreover, a slowing economy is adding to concerns around subscription growth and pricing power. These uncertainties, however, are creating opportunities to invest in cable companies that can innovate and enhance their service. The rise of Netflix and other Internet-based content providers isn’t without some benefit to cable operators: they help drive broadband business. Yet broadband is a more network-intensive business. At some point, the industry must come to grips with the rising usage of the new content sources. Cable companies will likely resist becoming utilities that simply provide a content pipeline. Going forward, Internet-based companies may have to pay some tolls to cable operators along what is now a free path to the home. Furthermore, non-traditional means of delivering content could be a growth opportunity for cable and satellite TV companies. As we try to stay ahead of these trends, we think that content providers will prevail.

For consumer, we remain concerned about the macro environment but think companies are generally better prepared for a slowdown. Inventories are much lower than they were heading into the 2008-2009 recession. Product innovation is allowing certain businesses to gain share and maintain pricing. Luxury goods companies are benefiting from strength in the high-end consumer and investment in technology infrastructure. Clearly, concerns about spending and confidence are weighing on the sector. But we are not seeing weakness across the entire space. Instead, the market is bifurcating between the haves and have-nots. High-end and specialty retailers with unique and fashionable product lines continue to perform well, while retailers with undifferentiated product lines are struggling to maintain share in an environment where shoppers are pickier. Technology, inventory control and brand strength now matter more, widening the gulf between the winners and losers.

Janus’ energy team thinks oil prices will remain strong even in a slowing global economy. Our core thesis is that increases in global production will barely keep up with demand, limiting price declines. While crude prices have fallen, the headlines may overstate the recent drops because the gap between Brent (oil from the North Sea, commonly used in Europe) and West Texas Intermediate (oil refined in the U.S., commonly used in the U.S.) has widened. The Brent price, which remains above $110 a barrel, is a better barometer of input costs for industries and refiners, in our view. Demand continues to be surprisingly inelastic in developing countries. Brazil is expanding production, for instance, but it is also consuming more fuel and likely to remain a net importer. Saudi Arabia needs oil at $90 a barrel to maintain public subsidies. And while non-OPEC production is growing, it is not increasing enough to offset growing global demand. Yet most energy company valuations do not anticipate a sustained higher oil price. One area where we do see weakness is refinery operations in the U.S. and Europe.

Janus Growth & Core Funds | 71

Janus Research Fund (unaudited)

Refinery capacity is coming online faster than incremental demand and margins have likely peaked.

The sell-off in financial stocks has sent valuations for many large banks below early-2009 levels, based on price-to-book ratios and other metrics. Uncertainty in the sector is high, impacted by Europe’s debt crisis and a loss of confidence in policymakers (both in Europe and the U.S.) to tackle debt issues and implement long-term structural reforms. Adding to the uncertainty, several of the large, national banks were hit with federal lawsuits over mortgages in the quarter. With economic data softening, the risk of recession is rising. In this environment, lending standards remain tight, with demand weakening and a smaller number of credit-worthy borrowers. The Fed’s pledge to keep interest rates low until mid-2013 will likely keep banks’ net interest margins low, moreover, although it may be positive for consumer finance and real estate companies, if demand picks up.

In health care, the budget deal that Congress passed in August included the potential for 2% automatic spending cuts in 2013 should Congress fail to pass another debt reduction package later this year. Deal or no deal, we are likely to see lower federal health care spending in the years ahead. In a weak economy, meanwhile, health care system utilization rates have remained low, impacting earnings for hospitals and other providers.

Equity prices for industrials are factoring in a greater risk of global recession. Economic data has softened in the U.S. and Europe, and we think industrial stocks could face further downside pressure as the recession scenario plays out. Regionally, Europe looks like the weakest area, given sovereign debt issues and peripheral countries that are already in recession. European industrial stocks could fall more before they hit trough multiples. China is showing early signs of a slowdown in an engineered soft landing by the government. However, we expect the Bank of China to ease credit terms within the next six month – which would be a positive for Asian industrial and materials equities. The U.S. looks relatively well positioned with a weak dollar and lower relative input costs. Against this backdrop, we think the U.S. should hold up relatively well despite the current slowdown.

While spending on information technology has softened, some areas of technology show positive demand drivers. On the consumer side, adoption of mobile devices, apps and client-related services continue to expand. The global growth of smartphones (subsidized by carriers in many markets) and of tablets is a multi-year trend with a long runway for growth. On the enterprise side, we think that spending will rise with the major data center transition currently underway to public and private cloud computing services. Companies are consolidating their data center servers, which should benefit software and storage vendors, and businesses are increasingly using software analytics tools to help manage and monetize growing quantities of data. However, we are seeing a disconnect between the valuations and fundamentals of semiconductor-related stocks.

Performance Overview

Our holdings in financials, energy and consumer weighed the most on relative performance, while our holdings in health care and technology were the largest contributors.

Individually, Cisco Systems hurt the Fund’s performance the most. While the technology networking giant’s switching business has been struggling, we think the company’s restructuring effort is a good step to improve its profitability. We like Cisco’s market share and the increasing role of networking we see in technology.

Oilfield service companies Baker Hughes and Schlumberger were also weak late in the period, as energy prices declined. We believe Baker Hughes has an opportunity for margin expansion through an enhanced product suite, which will enable the company to move from shorter-term well drilling/completion activities to longer term and higher value reservoir evaluation, drilling and optimization. Other profit drivers include supply chain improvements, potential for higher capacity utilization than peers and attractive exposure to emerging market oil producing nations. As for Schlumberger, we like its industry-leading role in oil-field technology and that it is migrating contracts to performance-based incentives, which are more profitable than its legacy contracts. Finally, the company has a leading position in seismic projects, which should benefit from increased exploration around the world.

Refiner Valero Energy was the Fund’s largest individual contributor. Valero’s shares rallied sharply early in the period after which we sold the position to capture gains.

Computer and mobile device maker Apple also benefited from a strong earnings report driven by higher sales of its iPhones and iPads and continued strength internationally. This report verified our thesis that the company continues execute its strategy well. We believe momentum should continue based on its new Lion operating software launch and the back-to-school and holiday shopping seasons. We feel the company’s growth surge is in the early stages internationally. We also like Apple’s durable franchise, long-term growth prospects, and multiple ways to win in various economic environments.

72 | SEPTEMBER 30, 2011

(unaudited)

In addition, semiconductor maker Atmel aided returns. We remain attracted to the company given its potential to generate high returns on capital and accelerating free cash flows. We think the company’s microcontroller products can continue to take market share and its stock price was not fully reflecting prospects for the overall business at period end.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Conclusion

Valuations reflect a tougher environment than we think is reasonable to expect over the medium to long-term. Markets are short-sighted; the spike in volatility and correlations between stocks tells us that. We are taking advantage of the volatility. The best opportunities, we believe, often come in times of greatest stress. We have a talented investment team and a disciplined and repeatable process to identify those opportunities. We will go through periods of underperformance, but by staying disciplined, we hope to reward long-term investors with continued strong risk-adjusted returns.

Thank you for your investment in Janus Research Fund.

Janus Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Valero Energy Corp.	0.90%
Apple, Inc.	0.82%
Atmel Corp.	0.81%
Autonomy Corp. PLC	0.70%
International Business Machines Corp.	0.68%

5 Bottom Performers – Holdings

Contribution

Cisco Systems, Inc.	–0.83%
Baker Hughes, Inc.	–0.77%
Schlumberger, Ltd. (U.S. Shares)	–0.64%
EMC Corp.	–0.62%
Express Scripts, Inc. – Class A	–0.47%

3 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Technology	1.94%	26.22%	26.22%
Consumer	1.81%	18.99%	18.84%
Health Care	0.49%	10.79%	10.71%

4 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–1.46%	19.86%	19.89%
Financials	–1.09%	5.51%	5.60%
Communications	–0.51%	7.46%	7.45%
Energy	–0.51%	11.15%	11.29%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

Janus Growth & Core Funds | 73

Janus Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

Apple, Inc. Computers	3.1%
Microsoft Corp. Applications Software	2.4%
Oracle Corp. Enterprise Software/Services	2.2%
Taiwan Semiconductor Manufacturing Co., Ltd. Semiconductor Components/Integrated Circuits	2.2%
TE Connectivity, Ltd. (U.S. Shares) Electronic Components – Miscellaneous	2.1%

12.0%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

Emerging markets comprised 4.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2011

As of September 30, 2010

74 | SEPTEMBER 30, 2011

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2011					per the January 28, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Research Fund – Class A Shares
NAV	–1.14%	2.14%	3.26%	9.17%	1.06%
MOP	–6.81%	0.94%	2.65%	8.82%

Janus Research Fund – Class C Shares
NAV	–1.92%	1.34%	2.59%	8.42%	1.81%
CDSC	–2.90%	1.34%	2.59%	8.42%

Janus Research Fund – Class D Shares(1)	–0.99%	2.35%	3.48%	9.40%	0.90%

Janus Research Fund – Class I Shares	–0.92%	2.33%	3.46%	9.39%	0.79%

Janus Research Fund – Class S Shares	–1.32%	1.94%	3.11%	9.02%	1.25%

Janus Research Fund – Class T Shares	–1.08%	2.33%	3.46%	9.39%	1.08%

Russell 1000® Growth Index	3.78%	1.62%	3.01%	6.57%

S&P 500® Index	1.14%	–1.18%	2.82%	7.29%

Lipper Quartile – Class T Shares	3rd	1st	1st	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	504/777	94/587	77/371	3/74

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

See important disclosures on the next page.

Janus Growth & Core Funds | 75

Janus Research Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

May 6, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 3, 1993
(1)	Closed to new investors.

76 | SEPTEMBER 30, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$845.90	$4.07

Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	$4.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$842.60	$7.62

Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$846.80	$3.38

Hypothetical (5% return before expenses)	$1,000.00	$1,021.41	$3.70

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$847.00	$3.01

Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$845.20	$5.04

Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$846.10	$3.89

Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.26

†	Expenses are equal to the annualized expense ratio of 0.88% for Class A Shares, 1.65% for Class C Shares, 0.73% for Class D Shares, 0.65% for Class I Shares, 1.09% for Class S Shares and 0.84% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Janus Growth & Core Funds | 77

Janus Research Fund

Schedule of Investments

As of September 30, 2011

Shares		Value

Common Stock – 98.6%
Apparel Manufacturers – 1.6%
658,684	Coach, Inc.	$34,139,592
2,934,300	Prada SpA*,**	12,199,051
		46,338,643
Applications Software – 2.4%
2,817,450	Microsoft Corp.	70,126,330
Athletic Footwear – 1.2%
399,239	NIKE, Inc. – Class B	34,138,927
Automotive – Cars and Light Trucks – 2.0%
4,636,298	Ford Motor Co.*	44,833,002
2,974,000	Isuzu Motors, Ltd.**	12,736,890
		57,569,892
Brewery – 0.5%
272,949	Anheuser-Busch InBev N.V.**	14,473,824
Building – Residential and Commercial – 0.2%
1,265,200	MRV Engenharia e Participacoes S.A.	6,448,851
Cable/Satellite Television – 1.7%
1,302,891	Comcast Corp. – Class A	27,230,422
345,893	Time Warner Cable, Inc. – Class A	21,677,114
		48,907,536
Casino Hotels – 0.4%
1,335,625	MGM Mirage*	12,407,956
Casino Services – 0.9%
1,904,426	International Game Technology	27,671,310
Cellular Telecommunications – 0.6%
739,337	America Movil S.A.B. de C.V. – Series L (ADR)	16,324,561
Chemicals – Diversified – 1.2%
264,628	K+S A.G.**	13,912,138
883,679	LyondellBasell Industries N.V.**	21,588,278
		35,500,416
Commercial Services – Finance – 0.8%
165,760	Visa, Inc. – Class A	14,208,947
547,360	Western Union Co.	8,369,135
		22,578,082
Computers – 3.1%
236,525	Apple, Inc.*	90,158,599
Computers – Integrated Systems – 0.3%
155,956	Teradata Corp.*	8,348,325
Computers – Memory Devices – 2.0%
2,824,559	EMC Corp.*	59,287,493
Consulting Services – 0.9%
769,092	Gartner, Inc.*	26,818,238
Containers – Metal and Glass – 0.5%
486,867	Crown Holdings, Inc.*	14,902,999
Cosmetics and Toiletries – 1.7%
558,434	Colgate-Palmolive Co.	49,521,927
Decision Support Software – 0.3%
320,033	MSCI, Inc.*	9,706,601
Dialysis Centers – 0.4%
202,102	DaVita, Inc.*	12,665,732
Distribution/Wholesale – 1.5%
1,931,917	Adani Enterprises, Ltd.	20,356,817
384,965	Fastenal Co.	12,811,635
7,244,000	Li & Fung, Ltd.	11,893,645
		45,062,097
Diversified Banking Institutions – 0.8%
405,636	JPMorgan Chase & Co.	12,217,756
872,881	Morgan Stanley	11,783,894
		24,001,650
Diversified Operations – 2.4%
1,297,867	Danaher Corp.	54,432,542
349,174	Dover Corp.	16,271,508
		70,704,050
E-Commerce/Products – 1.0%
141,133	Amazon.com, Inc.*	30,517,189
E-Commerce/Services – 1.7%
1,418,779	eBay, Inc.*	41,839,792
60,936	Netflix, Inc.*	6,895,518
		48,735,310
Electronic Components – Miscellaneous – 2.1%
2,208,405	TE Connectivity, Ltd. (U.S. Shares)**	62,144,517
Electronic Components – Semiconductors – 2.4%
3,888,429	ARM Holdings PLC**	33,276,865
979,694	International Rectifier Corp.*	18,241,902
2,766,888	ON Semiconductor Corp.*	19,838,587
		71,357,354
Electronic Connectors – 0.9%
682,505	Amphenol Corp. – Class A	27,825,729
Electronic Forms – 1.2%
1,418,999	Adobe Systems, Inc.*	34,297,206
Enterprise Software/Services – 2.2%
2,215,063	Oracle Corp.	63,660,911
Finance – Credit Card – 0.2%
258,704	Discover Financial Services	5,934,670
Finance – Investment Bankers/Brokers – 0.3%
869,074	Charles Schwab Corp.	9,794,464
Food – Confectionary – 1.2%
614,746	Hershey Co.	36,417,553
Food – Miscellaneous/Diversified – 0.5%
224,832	Groupe Danone**	13,834,915
Hotels and Motels – 1.1%
1,212,628	Marriott International, Inc. – Class A	33,031,987
Independent Power Producer – 1.1%
1,468,308	NRG Energy, Inc.*	31,142,813
Industrial Automation and Robotics – 0.9%
202,800	Fanuc Corp.**	27,928,491
Instruments – Controls – 0.5%
512,112	Sensata Technologies Holding N.V.*,**	13,550,484
Instruments – Scientific – 0.8%
440,334	Thermo Fisher Scientific, Inc.*	22,298,514
Insurance Brokers – 0.4%
285,514	AON Corp.	11,985,878
Internet Gambling – 0.5%
7,495,815	Bwin.Party Digital Entertainment PLC**	14,285,947

See Notes to Schedules of Investments and Financial Statements.

78 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Shares		Value

Investment Management and Advisory Services – 0.3%
212,203	T. Rowe Price Group, Inc.	$10,136,937
Life and Health Insurance – 0.9%
4,240,200	AIA Group, Ltd.	12,001,850
1,654,994	Prudential PLC**	14,163,678
		26,165,528
Machinery – General Industrial – 0.5%
214,261	Roper Industries, Inc.	14,764,725
Medical – Biomedical and Genetic – 2.5%
798,922	Celgene Corp.*	49,469,250
552,079	Vertex Pharmaceuticals, Inc.*	24,589,599
		74,058,849
Medical – Drugs – 3.6%
337,150	Allergan, Inc.	27,774,417
1,009,791	GlaxoSmithKline PLC**	20,846,093
962,585	Pfizer, Inc.	17,018,503
246,010	Pharmasset, Inc.*	20,263,844
518,635	Valeant Pharmaceuticals International, Inc.	19,251,731
		105,154,588
Medical – Generic Drugs – 0.4%
728,145	Mylan, Inc.*	12,378,465
Medical Instruments – 0.7%
545,925	St. Jude Medical, Inc.	19,757,026
Medical Products – 0.8%
534,815	Covidien PLC (U.S. Shares)**	23,585,341
Metal – Copper – 0.1%
312,233	First Quantum Minerals, Ltd.	4,157,742
Metal – Diversified – 0.8%
1,616,578	Ivanhoe Mines, Ltd.*	22,298,160
Metal Processors and Fabricators – 1.3%
238,930	Precision Castparts Corp.	37,144,058
Multimedia – 2.0%
2,454,901	News Corp. – Class A	37,977,319
727,133	Walt Disney Co.	21,930,331
		59,907,650
Networking Products – 1.6%
3,083,303	Cisco Systems, Inc.	47,760,363
Non-Hazardous Waste Disposal – 1.1%
1,016,704	Waste Management, Inc.	33,103,882
Oil – Field Services – 4.2%
991,800	Baker Hughes, Inc.	45,781,488
800,496	Halliburton Co.	24,431,138
773,096	Schlumberger, Ltd. (U.S. Shares)	46,177,024
563,807	Trican Well Service, Ltd.	7,997,491
		124,387,141
Oil Companies – Exploration and Production – 3.3%
353,197	Devon Energy Corp.	19,581,242
211,346	EOG Resources, Inc.	15,007,680
1,036,815	Forest Oil Corp.*	14,930,136
1,143,200	OGX Petroleo e Gas Participacoes S.A.*	7,049,581
1,057,435	Tullow Oil PLC**	21,451,364
498,868	Whitting Petroleum Corp.*	17,500,289
		95,520,292
Oil Companies – Integrated – 1.3%
423,495	Hess Corp.	22,216,548
240,726	Royal Dutch Shell PLC**	14,809,463
		37,026,011
Oil Refining and Marketing – 0.3%
623,603	Reliance Industries, Ltd.	10,159,045
Pharmacy Services – 1.4%
1,087,222	Express Scripts, Inc. – Class A*	40,303,320
Real Estate Management/Services – 0.4%
229,365	Jones Lang LaSalle, Inc.	11,883,401
Real Estate Operating/Development – 0.3%
2,614,998	Hang Lung Properties, Ltd.	7,649,557
REIT – Regional Malls – 0.3%
83,320	Simon Property Group, Inc.	9,163,534
Retail – Apparel and Shoe – 1.3%
980,837	Limited Brands, Inc.	37,772,033
Retail – Bedding – 1.3%
651,054	Bed Bath & Beyond, Inc.*	37,311,905
Retail – Discount – 1.5%
532,704	Costco Wholesale Corp.	43,745,652
Retail – Jewelry – 0.5%
313,020	Compagnie Financiere Richemont S.A.**	13,899,784
Retail – Major Department Stores – 1.1%
736,984	Nordstrom, Inc.	33,665,429
Retail – Restaurants – 1.5%
495,405	McDonald’s Corp.	43,506,467
Semiconductor Components/Integrated Circuits – 3.2%
3,951,391	Atmel Corp.*	31,887,726
28,014,000	Taiwan Semiconductor Manufacturing Co., Ltd.	63,493,848
		95,381,574
Semiconductor Equipment – 1.4%
1,169,606	ASML Holdings N.V. (U.S. Shares)**	40,398,191
Soap and Cleaning Preparations – 0.5%
275,524	Reckitt Benckiser Group PLC**	13,927,949
Telecommunication Services – 1.2%
1,352,969	Amdocs, Ltd. (U.S. Shares)*,**	36,692,519
Television – 1.1%
1,599,624	CBS Corp. – Class B	32,600,337
Therapeutics – 0.7%
609,378	BioMarin Pharmaceutical, Inc.*	19,420,877
Tobacco – 2.0%
5,478	Japan Tobacco, Inc.**	25,564,114
513,994	Philip Morris International, Inc.	32,062,946
		57,627,060
Toys – 1.3%
1,422,516	Mattel, Inc.	36,828,939
Transportation – Railroad – 1.3%
453,228	Union Pacific Corp.	37,015,131
Transportation – Services – 3.3%
882,599	C.H. Robinson Worldwide, Inc.	60,431,553
554,013	United Parcel Service, Inc. – Class B	34,985,921
		95,417,474

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 79

Janus Research Fund

Schedule of Investments

As of September 30, 2011

Shares		Value

Wireless Equipment – 0.9%
677,968	Crown Castle International Corp.*	$27,572,959

Total Common Stock (cost $2,870,653,498)		2,891,657,866

Exchange – Traded Fund – 0.7%
Commodity – 0.7%
1,445,252	Sprott Physical Gold Trust (ETF)* (cost $18,123,460)	20,276,886

Money Market – 0.9%
27,834,437	Janus Cash Liquidity Fund LLC, 0% (cost $27,834,437)	27,834,437

Total Investments (total cost $2,916,611,395) – 100.2%		2,939,769,189

Liabilities, net of Cash, Receivables and Other Assets– (0.2)%		(6,020,080)

Net Assets – 100%		$2,933,749,109

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$14,473,824	0.5%
Bermuda	11,893,645	0.4%
Brazil	13,498,432	0.5%
Canada	73,982,010	2.5%
Curacao	46,177,024	1.6%
France	13,834,915	0.5%
Germany	13,912,138	0.5%
Gibraltar	14,285,947	0.5%
Guernsey	36,692,519	1.2%
Hong Kong	19,651,407	0.7%
India	30,515,862	1.0%
Ireland	23,585,341	0.8%
Italy	12,199,051	0.4%
Japan	66,229,495	2.2%
Mexico	16,324,561	0.5%
Netherlands	75,536,953	2.6%
Switzerland	76,044,301	2.6%
Taiwan	63,493,848	2.2%
United Kingdom	118,475,412	4.0%
United States††	2,198,962,504	74.8%

Total	$2,939,769,189	100.0%

††	Includes Cash Equivalents (73.9% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC:
British Pound 10/27/11	6,500,000	$10,132,046	$123,654
Euro 10/27/11	12,900,000	17,277,129	475,464
Japanese Yen 10/27/11	951,500,000	12,344,206	41,569
Swiss Franc 10/27/11	2,020,000	2,230,677	79,743

		41,984,058	720,430

HSBC Securities (USA), Inc.:
British Pound 10/6/11	14,100,000	21,984,343	1,254,432
Euro 10/6/11	7,500,000	10,046,831	708,694
Japanese Yen 10/6/11	766,000,000	9,934,189	68,619
Swiss Franc 10/6/11	3,100,000	3,421,435	485,701

		45,386,798	2,517,446

JPMorgan Chase & Co.:
British Pound 10/20/11	14,800,000	23,071,847	401,101
Euro 10/20/11	12,500,000	16,742,508	304,367
Japanese Yen 10/20/11	1,304,000,000	16,915,379	17,047
Swiss Franc 10/20/11	1,700,000	1,876,958	50,479

		58,606,692	772,994

RBC Capital Markets Corp.:
Euro 10/13/11	7,500,000	10,046,168	711,157

Total		$156,023,716	$4,722,027

See Notes to Schedules of Investments and Financial Statements.

80 | SEPTEMBER 30, 2011

Janus Triton Fund (unaudited)

Fund Snapshot
We believe a fundamentally-driven investment process focused on identifying smaller cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. Identifying strong small cap companies with the potential to hold our positions as they grow into the mid cap space allows us the flexibility to capture a longer growth period in a company’s life cycle.
Chad Meade co-portfolio manager	Brian Schaub co-portfolio manager

Performance Overview

For the 12-month period ended September 30, 2011, Janus Triton Fund’s Class T Shares returned 3.05%. Meanwhile, the Fund’s benchmark, the Russell 2500 Growth Index, returned 0.59%. The Fund’s secondary benchmark, the Russell 2000 Growth Index, returned -1.12%.

Investment Environment

Renewed macro concerns pressured equities as the debt crisis in Europe, softening economic data and the battle in Washington over raising the U.S. debt limit weighed on sentiment. In this challenging environment, volatility and correlations rose sharply and small-cap stocks underperformed mid- and large-caps.

Performance Discussion

The type of investment environment we experienced over the past year affirms why we focus on individual company fundamentals and not on the macro-economic environment. The debt crisis in Europe, whether China experiences a hard or soft landing, and other macro factors had minimal impact on the small and mid-cap companies we owned. As such, our strategy successfully posted positive absolute and relative returns in an environment where other investment managers suffered trying to get on the correct side of the risk trade.

During these volatile times we took advantage of the opportunities presented by the gyrations in the market, using weakness to add to our favorite positions as well as initiate new positions in companies where the valuations had previously been too rich in our view. We feel many of our holdings now have extremely low downside and tremendous upside potential – setting up the portfolio for the next one to three years. In industrials, for example, we bought shares in Nordson, a company that makes precision dispensing equipment. The company is a global leader in this technology, which is used in production facilities ranging from life sciences to semiconductors. The company’s end market in technology has slowed a bit, creating an attractive entry point in the stock and a more favorable risk/reward profile in our view.

We also initiated a position in RealPage, an on-demand software provider to the multi-family-unit rental industry. The software runs the IT backbone for an apartment complex – from setting rent factors, to back office accounting and scheduling maintenance. We think the business has a long runway for growth and we like the on-demand business model, which provides customers with a variable cost structure and facilitates adoption of the software. The company’s fundamentals and growth have been strong and the stock’s pullback provided a compelling opportunity to initiate a position.

With our emphasis on individual security selection, the portfolio’s outperformance during the period was almost entirely due to the returns of individual stocks rather than sector weightings. Some of our largest relative contributors were in industrials, which outperformed, in part, because we tend to avoid the more cyclical, economically sensitive names. Instead, we focus on recurring revenue streams, manufacturers with secular growth and companies that can gain share in fragmented industries. Our energy holdings also outperformed. Here, we focus on master-limited-partnerships and companies with services contracts, which tend to be more stable than exploration-and-production companies whose stock prices move more closely with the underlying commodity.

Our holdings and overweighting in financials detracted from relative performance. One of our weakest performing financial stocks was Netspend Holdings, a company that provides prepaid cards to people without bank accounts. Shares declined after the company lowered guidance for its 2011 fiscal year. While we continue to like the company’s long-term growth potential and large addressable market, we reduced the size of the position late to accurately reflect our opinion of the risk/reward profile.

Janus Growth & Core Funds | 81

Janus Triton Fund (unaudited)

Key Contributors and Detractors

Long time holding Polaris Industries was a strong performer during the period. We continue to like the company for its ability to deliver strong results and market share gains as a result of innovation, product line extensions, and international expansion efforts. We believe the company’s manufacturing and supply chain are key differentiators that will enable Polaris to perform well despite the overall industry headwinds.

Within financials, MarketAxess Holdings was a standout, rising over 50% in a sector that posted negative returns. The electronic trading platform operator has continued to gain market share from traditional methods of trading fixed income securities. It has also benefited from an improved trading environment and increased liquidity.

athenahealth continued to win in its business marketplace, which was reflected in the stock’s 80% rise during the period. We think this software provider for managing physicians’ practices remains compelling with many attractive growth opportunities over the next three to five years. The company continues to bring modern technology at low cost to an industry that has historically underinvested in technology.

RealD was the top detractor from relative results. The company licenses 3D technology to movie theaters and is well positioned to extend its business into the home by licensing technology to consumer electronics companies focused on 3D TVs and laptops. We like its high margins and fixed cost business model that should result in rapid bottom line growth and improving returns on capital as sales grow.

DTS was another weak performer among technology stocks. The company’s audio technology is a mandated standard in all Blu-ray players, which are overtaking standard definition players. We continue to hold the position given what we believe are its long term competitive advantages, large addressable market, and high quality business model.

Within the healthcare space, Masimo was the top detractor. This medical technology company focuses on patient monitoring and has differentiated product technology. We think it is in the early stages of growth and will continue to gain market share.

Outlook

We don’t believe we can precisely forecast the macro-economic environment and therefore spend our time trying to identify companies that we think can perform well in a difficult economy and even better when the climate improves. While the economy has become more challenging and there is tremendous uncertainty, we believe growth drivers for our companies are in place. Our positioning in higher quality businesses with solid track records, strong management teams and valuation support has helped us to outperform in a down market.

We have long focused on trying to outperform in down markets because it can add significantly to long-term results. In our opinion, the power of compounding is most evident in these challenging markets. We believe that rigorous risk controls and a focus on preservation of capital are key ingredients in generating strong long-term performance in the small cap growth asset class. This does not mean that we are persistently defensive, however. While the economy presents challenges, we have become more aggressive in our positioning because valuations have become more compelling, in our view. Just because a company is in a cyclical industry does not mean it cannot outperform. In fact, some of the best performers, over time, are companies with a high degree of cyclicality related to their end markets. The common thread here is unique, differentiated business models that can not only survive but also thrive when confronted with tough macro conditions.

It is important to note that periods of market volatility can create opportunity. From a longer term perspective, patient investors can be rewarded from here. When stocks are at all time highs, the risk/reward is rarely most attractive. Now that valuations have come down, we believe opportunity is knocking.

Thank you for your continued investment in Janus Triton Fund.

82 | SEPTEMBER 30, 2011

(unaudited)

Janus Triton Fund At A Glance

5 Top Performers – Holdings

Contribution

Polaris Industries, Inc.	1.02%
MarketAxess Holdings, Inc.	0.90%
athenahealth, Inc.	0.81%
DG FastChannel, Inc.	0.67%
Ceva, Inc.	0.66%

5 Bottom Performers – Holdings

Contribution

RealD, Inc.	–1.18%
DTS, Inc.	–0.77%
Netspend Holdings, Inc.	–0.71%
Masimo Corp.	–0.64%
PAA Natural Gas Storage L.P.	–0.48%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Discretionary	1.95%	12.56%	17.79%
Industrials	1.70%	25.22%	17.24%
Health Care	1.50%	15.14%	15.88%
Energy	0.69%	9.89%	6.23%
Consumer Staples	0.25%	0.83%	3.14%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	–0.89%	20.44%	23.79%
Telecommunication Services	–0.48%	2.51%	1.57%
Financials	–0.40%	12.50%	7.21%
Utilities	0.00%	0.00%	0.33%
Materials	0.09%	0.91%	6.82%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Growth & Core Funds | 83

Janus Triton Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

SBA Communications Corp. – Class A Wireless Equipment	2.8%
Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	2.2%
Gen-Probe, Inc. Diagnostic Equipment	2.0%
VistaPrint N.V. (U.S. Shares) Printing – Commercial	2.0%
TransDigm Group, Inc. Aerospace and Defense	1.9%

10.9%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

* Includes Securities Sold Short of (0.5)%

Top Country Allocations  – Long Positions (% of Investment Securities)
As of September 30, 2011

As of September 30, 2010

84 | SEPTEMBER 30, 2011

(unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2011				per the January 28, 2011 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Triton Fund – Class A Shares
NAV	2.98%	7.22%	8.72%	1.07%	1.07%
MOP	–2.91%	5.95%	7.75%

Janus Triton Fund – Class C Shares
NAV	2.16%	6.45%	7.94%	1.79%	1.79%
CDSC	1.16%	6.45%	7.94%

Janus Triton Fund – Class D Shares(1)	3.19%	7.42%	8.91%	0.83%	0.83%

Janus Triton Fund – Class I Shares	3.32%	7.38%	8.88%	0.71%	0.71%

Janus Triton Fund – Class R Shares	2.57%	6.85%	8.33%	1.46%	1.46%

Janus Triton Fund – Class S Shares	2.85%	7.04%	8.54%	1.23%	1.23%

Janus Triton Fund – Class T Shares	3.05%	7.38%	8.88%	1.00%	1.00%

Russell 2500tm Growth Index	0.59%	1.91%	3.40%

Russell 2000® Growth Index	–1.12%	0.96%	2.39%

Lipper Quartile – Class T Shares	2nd	1st	1st

Lipper Ranking – based on total return for Small-Cap Growth Funds	131/495	4/372	3/328

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds | 85

Janus Triton Fund (unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, short sales, and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for the periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

February 28, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 25, 2005
(1)	Closed to new investors.

86 | SEPTEMBER 30, 2011

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$830.40	$4.54

Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$826.70	$8.24

Hypothetical (5% return before expenses)	$1,000.00	$1,016.04	$9.10

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$830.80	$3.72

Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.10

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$831.30	$3.40

Hypothetical (5% return before expenses)	$1,000.00	$1,021.36	$3.75

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$828.50	$6.55

Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.23

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$829.50	$5.41

Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$830.50	$4.22

Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.66

†	Expenses are equal to the annualized expense ratio of 0.99% for Class A Shares, 1.80% for Class C Shares, 0.81% for Class D Shares, 0.74% for Class I Shares, 1.43% for Class R Shares, 1.18% for Class S Shares and 0.92% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Growth & Core Funds | 87

Janus Triton Fund

Schedule of Investments

As of September 30, 2011

Shares		Value

Common Stock – 96.4%
Aerospace and Defense – 1.9%
438,675	TransDigm Group, Inc.*	$35,826,587
Aerospace and Defense – Equipment – 1.3%
714,293	HEICO Corp.	24,043,102
Apparel Manufacturers – 3.3%
720,980	Carter’s, Inc.*	22,018,729
1,171,030	Maidenform Brands, Inc.*,£	27,413,812
175,160	Under Armour, Inc. – Class A*	11,632,376
		61,064,917
Applications Software – 1.4%
1,227,759	RealPage, Inc.*	25,107,672
Auction House – Art Dealer – 1.6%
1,419,395	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	28,657,585
Audio and Video Products – 1.5%
1,083,515	DTS, Inc.*,£	26,903,677
Auto Repair Centers – 0.4%
240,595	Monro Muffler Brake, Inc.	7,932,417
Automotive – Truck Parts and Equipment – Original – 0.5%
241,475	WABCO Holdings, Inc.*	9,142,244
Commercial Banks – 0.7%
338,835	SVB Financial Group*	12,536,895
Commercial Services – 3.9%
636,815	CoStar Group, Inc.*	33,095,276
847,840	Iron Mountain, Inc.	26,808,701
728,260	Standard Parking Corp.*	11,389,986
		71,293,963
Commercial Services – Finance – 3.2%
1,909,864	Euronet Worldwide, Inc.*	30,061,259
710,235	Global Payments, Inc.	28,686,392
		58,747,651
Computer Software – 0.9%
1,173,640	SS&C Technologies Holdings, Inc.*	16,771,316
Computers – Integrated Systems – 1.2%
739,175	Jack Henry & Associates, Inc.	21,421,291
Consulting Services – 1.2%
617,513	Gartner, Inc.*	21,532,678
Data Processing and Management – 1.0%
951,105	Broadridge Financial Solutions, Inc.	19,155,255
Decision Support Software – 1.9%
1,148,127	MSCI, Inc.*	34,822,692
Diagnostic Equipment – 2.0%
658,055	Gen-Probe, Inc.*	37,673,649
Diagnostic Kits – 0.6%
155,860	Idexx Laboratories, Inc.*	10,749,664
Distribution/Wholesale – 1.0%
546,130	Wesco International, Inc.*	18,322,661
Educational Software – 1.9%
790,364	Blackboard, Inc.*	35,297,656
Electronic Components – Semiconductors – 2.1%
829,220	Ceva, Inc.*	20,158,338
2,605,138	ON Semiconductor Corp.*	18,678,840
		38,837,178
Electronic Measuring Instruments – 1.9%
660,732	Measurement Specialties, Inc.*	17,152,603
536,474	Trimble Navigation, Ltd.*	17,998,702
		35,151,305
Finance – Auto Loans – 0.7%
212,253	Credit Acceptance Corp.*	13,660,603
Finance – Consumer Loans – 0.3%
558,567	Cash Store Financial Services, Inc.	4,703,134
Finance – Investment Bankers/Brokers – 1.1%
765,965	LPL Investment Holdings, Inc.*	19,470,830
Finance – Other Services – 1.6%
983,047	MarketAxess Holdings, Inc.	25,578,883
918,711	Netspend Holdings, Inc.*	4,722,174
		30,301,057
Food – Miscellaneous/Diversified – 0.6%
550,580	Snyders-Lance, Inc.	11,479,593
Footwear and Related Apparel – 2.3%
785,160	Iconix Brand Group, Inc.*	12,405,528
906,445	Wolverine World Wide, Inc.	30,139,296
		42,544,824
Heart Monitors – 0.6%
165,256	HeartWare International, Inc.*	10,644,139
Home Furnishings – 1.4%
474,420	Tempur-Pedic International, Inc.*	24,959,236
Human Resources – 0.8%
1,522,590	Resources Connection, Inc.	14,890,930
Industrial Automation and Robotics – 1.0%
454,195	Nordson Corp.	18,049,709
Instruments – Controls – 1.9%
74,265	Mettler-Toledo International, Inc.*	10,394,129
942,773	Sensata Technologies Holding N.V.*	24,945,774
		35,339,903
Investment Management and Advisory Services – 2.7%
656,708	Eaton Vance Corp.	14,624,887
993,537	Epoch Holding Corp.	13,482,297
449,888	Financial Engines, Inc.*	8,147,472
798,934	Gluskin Sheff + Associates, Inc.	12,667,329
		48,921,985
Machinery – General Industrial – 2.2%
322,930	Roper Industries, Inc.	22,253,106
360,895	Wabtec Corp.	19,080,519
		41,333,625
Medical – Biomedical and Genetic – 2.3%
1,087,295	Ariad Pharmaceuticals, Inc.*	9,557,323
1,039,088	Immunogen, Inc.*	11,388,405
657,085	Incyte Corp., Ltd.*	9,179,477
683,645	Seattle Genetics, Inc.*	13,030,274
		43,155,479
Medical – Generic Drugs – 0.5%
526,425	Impax Laboratories, Inc.*	9,428,272
Medical Information Systems – 1.2%
373,800	athenahealth, Inc.*	22,259,790

See Notes to Schedules of Investments and Financial Statements.

88 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Shares		Value

Medical Instruments – 2.5%
284,205	Techne Corp.	$19,328,782
929,170	Volcano Corp.*	27,531,307
		46,860,089
Medical Products – 3.3%
1,444,985	PSS World Medical, Inc.*	28,451,755
631,975	Varian Medical Systems, Inc.*	32,963,816
		61,415,571
Miscellaneous Manufacturing – 0.1%
179,511	FreightCar America, Inc.*	2,586,754
Multimedia – 0.5%
108,665	FactSet Research Systems, Inc.	9,667,925
Oil – Field Services – 3.2%
168,940	Core Laboratories N.V.	15,175,880
1,301,220	PAA Natural Gas Storage L.P.	21,209,886
789,529	Targa Resources Corp.	23,488,488
		59,874,254
Oil Companies – Exploration and Production – 0.6%
423,530	Ultra Petroleum Corp. (U.S. Shares)*	11,740,252
Oil Field Machinery and Equipment – 2.2%
1,011,540	Dresser-Rand Group, Inc.*,**	40,997,716
Patient Monitoring Equipment – 1.8%
1,546,995	Masimo Corp.	33,492,442
Pharmacy Services – 1.1%
798,955	Omnicare, Inc.	20,317,426
Pipelines – 2.0%
670,924	Copano Energy LLC	20,000,244
439,475	DCP Midstream Partners L.P.	17,587,790
		37,588,034
Printing – Commercial – 2.0%
1,377,009	VistaPrint N.V. (U.S. Shares)*	37,220,553
Real Estate Management/Services – 0.4%
127,145	Jones Lang LaSalle, Inc.	6,587,382
Recreational Vehicles – 1.6%
576,030	Polaris Industries, Inc.	28,784,219
Retail – Automobile – 0.9%
231,810	Copart, Inc.*	9,068,407
605,526	Rush Enterprises, Inc.*,£	7,066,489
		16,134,896
Retail – Catalog Shopping – 1.8%
581,605	MSC Industrial Direct Co. – Class A	32,837,418
Retail – Convenience Stores – 1.0%
407,910	Casey’s General Stores, Inc.	17,805,271
Retail – Petroleum Products – 1.9%
1,059,566	World Fuel Services Corp.	34,594,830
Retail – Sporting Goods – 1.1%
606,895	Hibbett Sports, Inc.*	20,567,672
Semiconductor Components/Integrated Circuits – 1.4%
3,210,465	Atmel Corp.*	25,908,453
Theaters – 1.9%
2,358,780	National CineMedia, Inc.	34,225,898
Therapeutics – 0.6%
333,810	BioMarin Pharmaceutical, Inc.*	10,638,525
Transactional Software – 1.1%
396,705	Solera Holdings, Inc.	20,033,602
Transportation – Marine – 0%
925,334	Horizon Lines, Inc. – Class A*	396,043
Transportation – Truck – 2.9%
788,025	Landstar System, Inc.	31,174,269
752,716	Old Dominion Freight Line, Inc.*	21,806,183
		52,980,452
Virtual Reality Products – 1.1%
2,219,369	RealD, Inc.*,£	20,751,100
Wireless Equipment – 2.8%
1,472,545	SBA Communications Corp. – Class A*	50,773,352

Total Common Stock (cost $1,865,729,411)		1,776,915,293

Money Market – 4.3%
79,754,230	Janus Cash Liquidity Fund LLC, 0% (cost $79,754,230)	79,754,230

Total Investments (total cost $1,945,483,641) – 100.7%		1,856,669,523

Security Sold Short – (0.5)%
Common Stock Sold Short – (0.5)%
Retail – Restaurants – (0.5)%
182,165	BJ’s Restaurants, Inc.* (proceeds $6,310,049)	(8,035,298)

Liabilities, net of Cash, Receivables and Other Assets– (0.2)%		(4,400,960)

Net Assets – 100%		$1,844,233,265

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$57,768,300	3.1%
Netherlands	77,342,207	4.2%
United States††	1,721,559,016	92.7%

Total	$1,856,669,523	100.0%

††	Includes Cash Equivalents (88.4% excluding Cash Equivalents).

Summary of Investments by Country – (Short Positions)

		% of Securities
	Value	Sold Short

United States	$(8,035,298)	100.0%

Total	$(8,035,298)	100.0%

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 89

Janus Twenty Fund (unaudited)(closed to new investors)

Fund Snapshot
We seek to invest in superior business models that exhibit high returns on capital and excess cash flow generation. We focus our analysis on companies we believe have large potential total addressable markets that trade at attractive valuations. We manage focused portfolios that leverage the most compelling large-cap growth ideas of the research team.
Ron Sachs portfolio manager

Performance Overview

For the 12-month period ended September 30, 2011, Janus Twenty Fund’s Class T Shares returned -7.28% versus a return of 3.78% for the Fund’s primary benchmark, the Russell 1000 Growth Index. The Fund’s secondary benchmark, the S&P 500 Index, returned 1.14% over the same period. This underperformance was largely driven by weak performing selections within energy, financials and consumer staples. Our holdings in information technology and health care also detracted from relative results. Our stock selections in industrials aided comparable returns.

Portfolio Manager Comments

For much of the 12-month period, stocks traded around macro events more than fundamentals. Correlations rose as markets were influenced by events such as unrest in the Middle East, the earthquake in Japan and Europe’s ongoing sovereign debt crisis. A downgrade of U.S. Treasury debt and fears of a double-dip recession pressured stocks late in the period, resulting in extreme volatility and higher equity risk premiums.

Despite strong underlying fundamentals for companies in the portfolio, we were disappointed with the individual stock performance of our holdings. While the macro climate has clearly weakened, our companies have generally reported strong demand, and very few have lowered projections for earnings or revenues because of changes in the economic outlook. We remain confident in our holdings as our companies have multi-year growth opportunities and secular growth that we think can withstand some macro weakness. Moreover, demand in the U.S. and Europe has not recovered to 2007-2008 levels and is unlikely to drop off as sharply should the economy remain weak.

A key driver of underperformance in the period was our holdings in financial stocks. We reduced our exposure to the sector, in part, due to our concerns about slowing economic growth in the U.S. and the prospect for an extended period of low interest rates, which is likely to keep net interest margins for large banks under pressure. Each position was sold or trimmed for company specific reasons, however, as well as the discipline that a concentrated portfolio imposes as the risk-reward of each holding is tested against new ideas.

For example, we sold our position in Bank of America. We think the company is well capitalized, with a strong, low-cost deposit franchise, and is in a position to increase loan volume and generate strong returns from its brokerage operations. However, a lack of clarity surrounding capital requirements and the regulatory environment could continue to represent a headwind. Capital requirements have gone up as a result of financial reform and earnings estimates have ticked down. We sold the position, given concerns over continued downward revisions in earnings. We also trimmed our holdings in Charles Schwab. The financial services company continues to grow its customer base and assets, but needs to find a way to earn more on its customers’ huge cash balances if interest rates remain low, in our view.

Despite these changes, we are still overweight financials with the main theme of our holdings being the growth of the Asian consumer and Asian wealth creation. We think our holdings in developed market life insurance and financial services companies (with scant exposure to European sovereign debt) have exciting, long-duration growth opportunities in Asia and trade at very compelling valuations.

Many of our consumer-related stocks also sold off sharply. Rising recession fears pressured the sector and several holdings fell on concerns of a slowdown in consumer spending. Many of our businesses are taking market share, however, and have strong end-market demand that should enable them to grow in a weaker environment, in our view. For example, we own shares in Limited Brands – a specialty retailer whose sales have been improving, which has helped drive incremental margins higher. The company has also been aggressive in reducing costs and

90 | SEPTEMBER 30, 2011

(unaudited)(closed to new investors)

managing inventory. The stock was one of our top performers in the period.

Revenues for the portfolio’s luxury goods companies have remained strong, moreover, suggesting the high-end consumer is weathering the slowdown well. The emerging-market consumer has proven resilient and continues to spend. At the margins, we could see lower growth expectations for our companies because of their exposure to the U.S. and Europe. But the emerging-market consumer is least impacted by this slowdown and should continue to show attractive growth, in our view. We increased our consumer discretionary exposure with several new holdings. For example, we bought shares in Prada – a designer for men and women’s luxury goods – based on its potential to grow its high margin, high return on capital business globally. We also initiated a position in MGM Resorts. We believe a strong recovery in Las Vegas (as the convention business returns) and rapid growth in Macau will drive multi-year earnings growth for this hotel/gaming business – especially as the company uses its strong cash generation to pay down debt and increase the value of its shares.

On the positive side, our holdings in industrials were relatively strong. Our avoidance of the more cyclical stocks boosted performance as those types of companies suffered steep losses. Instead, we have focused on businesses that we think have good pricing opportunities and are well insulated from competitive pressures (especially from China). We own shares in UPS, for instance, which could see improved pricing as a key rival (the U.S. Postal Service) cuts back service. We are also excited about Fanuc, a Japanese robotics firm. We think it has enormous opportunities to gain share as factories in emerging markets move from human labor to automation, both to reduce cost and improve quality control. We added to the position on weakness in the share price. Performance for the year also included a positive impact from the proceeds from the Enron class action settlement.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Stocks that Detracted from Performance

Schlumberger detracted the most from relative results as shares declined on concerns of a macro-economic slowdown and weakness in energy prices. Despite these pressures, we continue to like Schlumberger’s industry-leading role in oil-field technology and its migration to contracts that have performance-based incentives. The company also has a leading position in seismic projects, which should benefit from increased exploration around the world, in our view.

Express Scripts declined on concern that its merger with Medco Health Solutions will not be approved by regulators. Regardless of the outcome, we think pharmacy benefit managers like Express Scripts play an important role in increased efforts to reduce health care expenditures. The company should benefit from the coming wave of generic drugs, in our view, which provide higher margins than branded drugs. We also feel Express Scripts is gaining market share relative to competitors through better execution of its business model.

Cisco Systems also fell. Shares of the networking equipment company declined after the company cited tight public spending on information technology, falling cable set-top box sales and retrenchment following strong “catch-up” sales in earlier quarters, among other factors. While Cisco may be well positioned to benefit from increasing data usage and Internet traffic, we have seen signs of increased competition putting pressure on pricing power. We sold the position in favor of what we felt were better risk/reward opportunities.

Stocks that Contributed to Performance

Apple contributed the most to relative results. We continue to hold Apple, the portfolio’s largest holding, because of its highly successful line of differentiated mobile computing products, from the iPad to the iPhone, and because of its growing market share in personal computers. We like the company’s durable franchise, long-term growth prospects and demonstrated ability to win in various economic environments. We think that Steve Jobs left the company in the hands of capable management, and believe Apple maintains important advantages over rival device manufacturers through its tightly integrated ecosystem.

Limited Brands was also a top contributor. The specialty retailer’s sales have continued to improve, which has helped drive incremental margins higher. Its key franchise is Victoria’s Secret, which has strong brand recognition worldwide. The company has been aggressive in reducing costs and managing inventory. We think the market has been slow to recognize Limited’s potential margin expansion and the opportunity to develop its international business.

eBay performed well. We feel the online marketplace operator is innovating both its PayPal and marketplace businesses beyond what is valued by the stock’s price. In particular, we think eBay’s open platform for commerce and payments is best positioned to benefit from accelerating multi-channel commerce. The company has

Janus Growth & Core Funds | 91

Janus Twenty Fund (unaudited)(closed to new investors)

also made a string of acquisitions that should enable it to offer a multi-channel retail strategy for matching buyers and sellers. We think this represents an attractive long-term opportunity for the firm.

Outlook

We think the debt crisis in Europe poses the greatest risk to global growth. If there is a disorderly sovereign debt default or a country exits the euro zone, it could cause a significant disruption to financial markets – impacting liquidity, capital levels and, ultimately, growth. There is more downside in equities if this worst-case scenario hits, in our view. Yet we think the market may be overly discounting this outcome and believe that companies look well-positioned for growth should Europe’s debt problems not deteriorate into a Lehman-like crisis.

Companies are generally in stronger financial shape than they were in 2008. We believe our holdings have good short-term liquidity positions and balance sheets, making it unlikely they would be forced to raise capital during a crisis. Moreover, we think valuations are very attractive, implying little or no growth in cash flow for our companies – which we think is unlikely. We think our holdings will have strong growth from secular product and service momentum that is not dependent on a strong macroeconomic environment. These factors give us confidence that the portfolio offers the most attractive risk-reward opportunities in the market today.

Thank you for your investment in Janus Twenty Fund. We look forward to reporting results in the future.

Janus Twenty Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	3.14%
Limited Brands, Inc.	1.66%
eBay, Inc.	0.97%
Oracle Corp.	0.71%
News Corp. – Class A	0.68%

5 Bottom Performers – Holdings

Contribution

Schlumberger, Ltd. (U.S. Shares)	–1.31%
Express Scripts, Inc. – Class A	–1.15%
OGX Petroleo e Gas Participacoes S.A.	–1.13%
Cisco Systems, Inc.	–1.08%
EMC Corp.	–1.07%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	1.53%	35.87%	30.05%
Utilities	0.00%	0.00%	0.08%
Telecommunication Services	–0.17%	2.98%	0.92%
Consumer Discretionary	–0.24%	14.28%	14.47%
Consumer Staples	–0.31%	4.38%	10.30%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Energy	–3.30%	5.75%	11.18%
Health Care	–1.41%	12.08%	10.11%
Materials	–0.84%	2.23%	5.26%
Financials	–0.75%	13.94%	4.51%
Industrials	–0.50%	8.49%	13.12%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

92 | SEPTEMBER 30, 2011

(unaudited)(closed to new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

Apple, Inc. Computers	9.1%
eBay, Inc. E-Commerce/Services	8.3%
Celgene Corp. Medical – Biomedical and Genetic	7.1%
News Corp. – Class A Multimedia	4.5%
Limited Brands, Inc. Retail – Apparel and Shoe	4.4%

33.4%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

Emerging markets comprised 1.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2011

As of September 30, 2010

Janus Growth & Core Funds | 93

Janus Twenty Fund (unaudited)(closed to new investors)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2011					per the January 28, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Twenty Fund – Class D Shares(1)	–7.17%	2.42%	5.02%	10.99%	0.87%

Janus Twenty Fund – Class T Shares(1)	–7.28%	2.38%	5.00%	10.99%	0.97%

Russell 1000® Growth Index	3.78%	1.62%	3.01%	9.24%

S&P 500® Index	1.14%	–1.18%	2.82%	9.79%

Lipper Quartile – Class T Shares	4th	1st	1st	1st

Lipper Ranking – based on total return for Large-Cap Growth Funds	762/777	90/587	21/371	3/27

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. The initial performance adjustments will begin January 2012 for the Fund.

The Fund’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

See important disclosures on the next page.

94 | SEPTEMBER 30, 2011

(unaudited)(closed to new investors)

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$840.40	$3.55

Hypothetical (5% return before expenses)	$1,000.00	$1,021.21	$3.90

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$839.80	$4.20

Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.61

†	Expenses are equal to the annualized expense ratio of 0.77% for Class D Shares and 0.91% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Janus Growth & Core Funds | 95

Janus Twenty Fund

Schedule of Investments

As of September 30, 2011

Shares		Value

Common Stock – 98.0%
Apparel Manufacturers – 0.6%
10,839,000	Prada SpA*	$45,062,030
Applications Software – 4.4%
12,489,980	Microsoft Corp.	310,875,602
Athletic Footwear – 1.6%
1,344,375	NIKE, Inc. – Class B	114,957,506
Automotive – Cars and Light Trucks – 2.0%
14,409,000	Ford Motor Co.*	139,335,030
Brewery – 0%
2,849,864	Anheuser-Busch InBev N.V. – VVPR Strip*	7,635
Casino Hotels – 1.3%
10,327,787	MGM Mirage*	95,945,141
Chemicals – Diversified – 0.9%
5,396,332	Israel Chemicals, Ltd.	61,642,444
Commercial Banks – 1.7%
6,058,063	Standard Chartered PLC	120,900,509
Computers – 9.1%
1,705,814	Apple, Inc.*,**	650,222,180
Computers – Memory Devices – 3.6%
12,359,935	EMC Corp.*	259,435,036
E-Commerce/Products – 1.0%
331,265	Amazon.com, Inc.*	71,629,431
E-Commerce/Services – 8.3%
19,974,995	eBay, Inc.*	589,062,603
Electronic Components – Miscellaneous – 2.2%
5,531,240	TE Connectivity, Ltd. (U.S. Shares)	155,649,094
Electronic Connectors – 1.2%
2,077,890	Amphenol Corp. – Class A	84,715,575
Electronic Forms – 1.2%
3,581,780	Adobe Systems, Inc.*	86,571,623
Enterprise Software/Services – 2.8%
6,974,552	Oracle Corp.	200,448,624
Finance – Investment Bankers/Brokers – 1.6%
10,129,139	Charles Schwab Corp.	114,155,397
Hotels and Motels – 1.4%
3,570,050	Marriott International, Inc. – Class A	97,248,162
Industrial Automation and Robotics – 4.3%
2,248,100	Fanuc Corp.	309,595,864
Life and Health Insurance – 3.4%
38,983,000	AIA Group, Ltd.	110,341,048
15,242,037	Prudential PLC	130,443,556
		240,784,604
Medical – Biomedical and Genetic – 8.8%
8,153,933	Celgene Corp.*	504,891,532
2,695,182	Vertex Pharmaceuticals, Inc.*	120,043,406
		624,934,938
Metal – Diversified – 1.5%
7,795,280	Ivanhoe Mines, Ltd. (U.S. Shares)*	106,795,336
Metal Processors and Fabricators – 1.5%
678,111	Precision Castparts Corp.	105,419,136
Multimedia – 4.5%
20,797,665	News Corp. – Class A	321,739,878
Oil – Field Services – 4.7%
4,245,435	Halliburton Co.	129,570,676
3,390,520	Schlumberger, Ltd. (U.S. Shares)	202,515,760
		332,086,436
Oil Companies – Exploration and Production – 2.5%
17,408,800	OGX Petroleo e Gas Participacoes S.A.*	107,351,951
2,162,385	Southwestern Energy Co.*	72,072,292
		179,424,243
Pharmacy Services – 6.5%
4,679,960	Express Scripts, Inc. – Class A*	173,486,117
6,144,088	Medco Health Solutions, Inc.*	288,096,286
		461,582,403
Real Estate Operating/Development – 0.2%
5,820,155	Hang Lung Properties, Ltd.	17,025,484
Retail – Apparel and Shoe – 4.4%
8,079,740	Limited Brands, Inc.	311,150,787
Retail – Jewelry – 2.0%
3,250,732	Compagnie Financiere Richemont S.A.	144,350,116
Transportation – Services – 5.8%
2,499,870	C.H. Robinson Worldwide, Inc.	171,166,099
3,850,300	United Parcel Service, Inc. – Class B	243,146,445
		414,312,544
Wireless Equipment – 3.0%
5,163,470	Crown Castle International Corp.*	209,998,325

Total Common Stock (cost $6,515,747,234)		6,977,063,716

Preferred Stock – 0.5%
Direct Marketing – 0.5%
2,688,570	Zynga, Inc. – Private Placement, 8.0000%°° ,§ (cost $37,718,258)	37,718,258

Money Market – 2.2%
153,945,576	Janus Cash Liquidity Fund LLC, 0% (cost $153,945,576)	153,945,576

Total Investments (total cost $6,707,411,068) – 100.7%		7,168,727,550

Liabilities, net of Cash, Receivables and Other Assets**– (0.7)%		(51,340,857)

Net Assets – 100%		$7,117,386,693

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$7,635	0.0%
Brazil	107,351,951	1.5%
Canada	106,795,336	1.5%
Curacao	202,515,760	2.8%
Hong Kong	127,366,532	1.8%
Israel	61,642,444	0.9%
Italy	45,062,030	0.6%
Japan	309,595,864	4.3%
Switzerland	299,999,210	4.2%
United Kingdom	251,344,065	3.5%
United States††	5,657,046,723	78.9%

Total	$7,168,727,550	100.0%

††	Includes Cash Equivalents (76.8% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

96 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Schedule of Written Options – Puts	Value

Microsoft Corp. expires January 2012 41,900 contracts exercise price $25.00 (premiums received $5,832,480)	$(8,364,531)

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 97

Janus Venture Fund (unaudited)

Fund Snapshot
We believe that a research-driven investment process focused on identifying quality small-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. We take a moderate approach, seeking to identify companies with large addressable markets that are poised for growth over a multi-year period.
Chad Meade co-portfolio manager	Brian Schaub co-portfolio manager

Performance Overview

For the 12-month period ended September 30, 2011, Janus Venture Fund’s Class T Shares returned 6.65%. The Fund’s primary and secondary benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index, returned -1.12% and -3.53%, respectively, over the same period.

Investment Environment

Renewed macro concerns pressured equities as the debt crisis in Europe, softening economic data and the battle in Washington over raising the U.S. debt limit weighed on sentiment. In this challenging environment, volatility and correlations rose sharply and small-cap stocks underperformed mid- and large-caps.

Performance Discussion

The type of investment environment we experienced over the past year affirms why we focus on individual company fundamentals and not on the macro-economic environment. The debt crisis in Europe, whether China experiences a hard or soft landing, and other macro factors had minimal impact on the small cap companies we owned. As such, our strategy successfully posted positive absolute and relative returns in an environment where other investment managers suffered trying to get on the correct side of the risk trade.

During these volatile times we took advantage of the opportunities presented by the gyrations in the market, using weakness to add to our favorite positions as well as initiate new positions in companies where the valuations had previously been too rich in our view. We feel many of our holdings now have extremely low downside and tremendous upside potential – setting up the portfolio for the next one to three years. In industrials, for example, we bought shares in Nordson, a company that makes precision dispensing equipment. The company is a global leader in this technology, which is used in production facilities ranging from life sciences to semiconductors. The company’s end market in technology has slowed a bit, creating an attractive entry point in the stock and a more favorable risk/reward profile in our opinion.

We also added to our holdings in RealPage, an on-demand software provider to the multi-family-unit rental industry. The software runs the IT backbone for an apartment complex – from setting rent factors, to back office accounting and scheduling maintenance. We think the business has a long runway for growth and we like the on-demand business model, which provides customers with a variable cost structure and facilitates adoption of the software. The company’s fundamentals and growth have been strong and the stock’s pullback provided a compelling opportunity to add to our position.

With our emphasis on individual security selection, the portfolio’s outperformance during the period was almost entirely due to the returns of individual stocks rather than sector weightings. Some of our largest relative contributors were in energy and consumer discretionary. In energy, we focus on master-limited-partnerships and companies with services contracts, which tend to be more stable than exploration-and-production companies whose stock prices move more closely with the underlying commodity.

Within consumer discretionary, our holdings include a number of opportunities with unique and differentiated business models that can not only survive but also thrive when confronted with tough macro conditions. The best example of this is Polaris Industries, one of the Fund’s top holdings. This manufacturer of recreational and all-terrain vehicles has generated strong and consistent returns on invested capital and free cash flow through ingenuity, innovation and efficiency. In a period of weakness in its end markets, the company has taken market share and distanced itself from the competition.

Key Contributors and Detractors

Athenahealth continued to win in its business marketplace, which was reflected in the stock’s 80% rise during the period. We think this software provider for

98 | SEPTEMBER 30, 2011

(unaudited)

managing physicians’ practices remains compelling with many attractive growth opportunities over the next three to five years. The company continues to bring modern technology at low cost to an industry that has historically underinvested in technology.

Within financials, MarketAxess Holdings was a standout, rising over 50% in a sector that posted negative returns. The electronic trading platform operator has continued to gain market share from traditional methods of trading fixed income securities. It has also benefited from an improved trading environment and higher liquidity.

RealD was the top detractor from relative results. The company licenses 3D technology to movie theaters and is well positioned to extend its business into the home by licensing technology to consumer electronics companies focused on 3D TVs and laptops. We like its high margins and fixed cost business model that should result in rapid bottom line growth and improving returns on capital as sales grow.

DTS was another weak performer among technology stocks. The company’s audio technology is a mandated standard in all Blu-ray players, which are overtaking standard definition players. We continue to hold the position given what we believe are its long term competitive advantages, large addressable market, and high quality business model.

Our weakest performing financial stock was Netspend Holdings, a company that provides prepaid cards to people without bank accounts. Shares declined after the company lowered guidance for its 2011 fiscal year. While we continue to like the company’s long-term growth potential and large addressable market, we reduced the size of the position to accurately reflect our opinion of the risk/reward profile.

Outlook

We don’t believe we can precisely forecast the macro-economic environment and therefore spend our time trying to identify companies that we think can perform well in a difficult economy and even better when the climate improves. While the economy has become more challenging and there is tremendous uncertainty, we believe growth drivers for our companies are in place. Our positioning in higher quality businesses with solid track records, strong management teams and valuation support has helped us to outperform in a down market.

We have long focused on trying to outperform in down markets because it can add significantly to long-term results. In our opinion, the power of compounding is most evident in these challenging markets. We believe that rigorous risk controls and a focus on preservation of capital are key ingredients in generating strong long-term performance in the small cap growth asset class. This does not mean that we are persistently defensive, however. While the economy presents challenges, we have become more aggressive in our positioning because valuations have become more compelling, in our view. Just because a company is in a cyclical industry does not mean it cannot outperform. In fact, some of the best performers, over time, are companies with a high degree of cyclicality related to their end markets. The common thread here is unique, differentiated business models that can not only survive but also thrive when confronted with tough macro conditions.

It is important to note that periods of market volatility can create opportunity. From a longer term perspective, patient investors can be rewarded from here. When stocks are at all time highs, the risk/reward is rarely most attractive. Now that valuations have come down, we believe opportunity is knocking.

Thank you for your continued investment in Janus Venture Fund.

Janus Growth & Core Funds | 99

Janus Venture Fund (unaudited)

Janus Venture Fund At A Glance

5 Top Performers – Holdings

Contribution

athenahealth, Inc.	1.00%
Ceva, Inc.	0.92%
Polaris Industries, Inc.	0.84%
Atmel Corp.	0.83%
MarketAxess Holdings, Inc.	0.80%

5 Bottom Performers – Holdings

Contribution

RealD, Inc.	–0.93%
DTS, Inc.	–0.73%
Netspend Holdings, Inc.	–0.73%
NuVasive, Inc.	–0.63%
Horizon Lines, Inc. – Class A	–0.54%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	2.17%	18.94%	19.21%
Information Technology	1.55%	24.57%	26.80%
Consumer Discretionary	1.31%	15.33%	16.41%
Energy	0.71%	9.40%	6.07%
Financials	0.43%	8.34%	5.62%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Telecommunication Services	–0.16%	1.61%	1.22%
Consumer Staples	–0.15%	1.48%	3.26%
Materials	0.00%	1.91%	4.86%
Utilities	0.00%	0.00%	0.08%
Industrials	0.24%	18.42%	16.47%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

100 | SEPTEMBER 30, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	2.2%
VistaPrint N.V. (U.S. Shares) Printing – Commercial	2.0%
World Fuel Services Corp. Retail – Petroleum Products	1.9%
Wolverine World Wide, Inc. Footwear and Related Apparel	1.9%
CoStar Group, Inc. Commercial Services	1.8%

9.8%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2011

As of September 30, 2010

Janus Growth & Core Funds | 101

Janus Venture Fund (unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2011					per the January 28, 2011 and May 6, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Venture Fund – Class A Shares
NAV	5.84%	2.77%	7.60%	10.99%	1.12%	1.12%
MOP	–0.24%	1.56%	6.96%	10.74%

Janus Venture Fund – Class C Shares
NAV	1.81%	1.87%	7.02%	10.25%	1.89%	1.89%
CDSC	0.80%	1.87%	7.02%	10.25%

Janus Venture Fund – Class D Shares(1)	6.75%	3.06%	7.82%	11.18%	0.87%	0.87%

Janus Venture Fund – Class I Shares	6.65%	3.02%	7.80%	11.17%	0.78%	0.78%

Janus Venture Fund – Class S Shares	5.16%	2.59%	7.48%	10.86%	1.26%	1.26%

Janus Venture Fund – Class T Shares	6.65%	3.02%	7.80%	11.17%	1.01%	1.01%

Russell 2000® Growth Index	–1.12%	0.96%	5.45%	6.47%

Russell 2000® Index	–3.53%	–1.02%	6.12%	8.45%

Lipper Quartile – Class T Shares	1st	1st	1st	1st

Lipper Ranking – based on total return for Small-Cap Growth Funds	35/495	66/372	15/239	1/10

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

102 | SEPTEMBER 30, 2011

(unaudited)

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses allocated to any class (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least February 1, 2013. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The expense information shown for Class A Shares, Class C Shares, Class I Shares and Class S Shares reflects estimated annualized expenses that each share class expects to incur during its initial fiscal period. The expense information shown for Class D Shares and Class T Shares was determined based on net assets as of the fiscal period ended September 30, 2010. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Fund Operating Expenses.” (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, short sales, and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales in effect leverages the Fund’s portfolio. The Fund’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on May 6, 2011. Performance shown for each class for periods prior to May 6, 2011, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to May 6, 2011, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on May 6, 2011. Performance shown for periods prior to May 6, 2011, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during periods prior to May 6, 2011, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Janus Growth & Core Funds | 103

Janus Venture Fund (unaudited)

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(5/6/11)	(9/30/11)	(5/6/11 - 9/30/11)*

Actual	$1,000.00	$827.60	$3.82

Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.22

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(5/6/11)	(9/30/11)	(5/6/11 - 9/30/11)*

Actual	$1,000.00	$823.80	$7.80

Hypothetical (5% return before expenses)	$1,000.00	$1,014.49	$10.66

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$837.80	$3.87

Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(5/6/11)	(9/30/11)	(5/6/11 - 9/30/11)*

Actual	$1,000.00	$828.40	$3.00

Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.10

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(5/6/11)	(9/30/11)	(5/6/11 - 9/30/11)*

Actual	$1,000.00	$826.90	$4.37

Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$837.30	$4.38

Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81

*	Actual expenses paid reflect only the inception period for Class A Shares, Class C Shares, Class I Shares and Class S Shares (May 6, 2011 to September 30, 2011). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized ratio of 1.03% for Class A Shares, 2.11% for Class C Shares, 0.81% for Class I Shares and 1.18% for Class S Shares multiplied by the average account value over the period, multiplied by 148/365 (to reflect the period); however, hypothetical expenses are multiplied by 183/365 (to reflect a one-half year period). Expenses include effect of contractual waivers by Janus Capital.
†	Expenses are equal to the annualized expense ratio of 0.84% for Class D Shares and 0.95% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

104 | SEPTEMBER 30, 2011

Janus Venture Fund

Schedule of Investments

As of September 30, 2011

Shares		Value

Common Stock – 93.9%
Aerospace and Defense – 1.3%
174,725	TransDigm Group, Inc.*	$14,269,791
Aerospace and Defense – Equipment – 1.3%
417,819	HEICO Corp.	14,063,788
Agricultural Chemicals – 1.1%
463,585	Intrepid Potash, Inc.*	11,529,359
Apparel Manufacturers – 4.4%
574,540	Carter’s, Inc.*	17,546,451
684,065	Maidenform Brands, Inc.*	16,013,962
2,117,435	Quiksilver, Inc.*	6,458,177
101,071	Under Armour, Inc. – Class A*	6,712,125
		46,730,715
Applications Software – 1.4%
714,557	RealPage, Inc.*	14,612,691
Auction House – Art Dealer – 1.5%
806,666	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	16,286,587
Audio and Video Products – 1.9%
629,224	DTS, Inc.*	15,623,632
337,295	Skullcandy, Inc.*	4,765,978
		20,389,610
Auto Repair Centers – 0.4%
140,790	Monro Muffler Brake, Inc.	4,641,846
Beverages – Non-Alcoholic – 0.2%
381,806	Primo Water Corp.*	2,153,386
Broadcast Services and Programming – 0%
758,477	Genius Products, Inc.*,°° ,§,£	0
Coffee – 0.5%
96,700	Peet’s Coffee & Tea, Inc.*	5,380,388
Commercial Services – 3.7%
147,695	Acacia Research – Acacia Technologies*	5,315,543
379,075	CoStar Group, Inc.*	19,700,528
943,371	Standard Parking Corp.*,£	14,754,322
		39,770,393
Commercial Services – Finance – 3.1%
705,125	Cardtronics, Inc.*	16,161,465
1,095,108	Euronet Worldwide, Inc.*	17,237,000
		33,398,465
Computer Services – 1.0%
1,031,736	LivePerson, Inc.*	10,265,773
Computer Software – 2.7%
1,083,073	Convio, Inc.*,£	9,108,644
374,330	Cornerstone OnDemand, Inc.*	4,694,098
418,476	Envestnet, Inc.*	4,184,760
780,914	SS&C Technologies Holdings, Inc.*	11,159,261
		29,146,763
Computers – Integrated Systems – 0.5%
257,760	Stratasys, Inc.*	4,778,870
Consulting Services – 1.6%
367,553	Gartner, Inc.*	12,816,573
137,620	Zillow, Inc.*	3,763,907
		16,580,480
Consumer Products – Miscellaneous – 0.4%
125,290	SodaStream International, Ltd.*	4,140,835
Data Processing and Management – 1.0%
554,435	Broadridge Financial Solutions, Inc.	11,166,321
Decision Support Software – 0.9%
306,760	MSCI, Inc.*	9,304,031
Diagnostic Equipment – 1.3%
239,596	Gen-Probe, Inc.*	13,716,871
Diagnostic Kits – 1.8%
1,179,097	Quidel Corp.*	19,301,818
Distribution/Wholesale – 1.7%
84,512	MWI Veterinary Supply, Inc.*	5,816,116
357,726	Wesco International, Inc.*	12,001,707
		17,817,823
Diversified Operations – 0.1%
867,990	Digital Domain – Private Placement°° ,§	1,510,303
Educational Software – 0.6%
146,674	Blackboard, Inc.*	6,550,461
Electronic Components – Semiconductors – 2.4%
637,875	Ceva, Inc.*	15,506,741
531,740	International Rectifier Corp.*	9,900,999
		25,407,740
Electronic Measuring Instruments – 1.6%
641,087	Measurement Specialties, Inc.*	16,642,619
Enterprise Software/Services – 1.8%
415,693	Omnicell, Inc.*	5,728,250
549,390	Tyler Technologies, Inc.*	13,888,579
		19,616,829
Finance – Auto Loans – 0.7%
121,615	Credit Acceptance Corp.*	7,827,141
Finance – Consumer Loans – 0.5%
672,745	Cash Store Financial Services, Inc.	5,664,513
Finance – Other Services – 2.3%
432,860	Higher One Holdings, Inc.*	7,042,632
571,244	MarketAxess Holdings, Inc.	14,863,769
525,367	Netspend Holdings, Inc.*	2,700,386
		24,606,787
Food – Miscellaneous/Diversified – 0.6%
313,245	Snyders-Lance, Inc.	6,531,158
Footwear and Related Apparel – 1.9%
598,794	Wolverine World Wide, Inc.	19,909,901
Hazardous Waste Disposal – 0.6%
367,120	Heritage-Crystal Clean, Inc.*	6,666,899
Health Care Cost Containment – 0.6%
670,005	ExamWorks Group, Inc.*	6,820,651
Heart Monitors – 0.6%
94,085	HeartWare International, Inc.*	6,060,015
Human Resources – 0.8%
852,650	Resources Connection, Inc.	8,338,917
Industrial Automation and Robotics – 1.0%
264,770	Nordson Corp.	10,521,960
Internet Applications Software – 1.0%
638,082	Vocus, Inc.*	10,694,254

See Notes to Schedules of Investments and Financial Statements.

Janus Growth & Core Funds | 105

Janus Venture Fund

Schedule of Investments

As of September 30, 2011

Shares		Value

Investment Management and Advisory Services – 2.3%
874,015	Epoch Holding Corp.	$11,860,383
258,525	Financial Engines, Inc.*	4,681,888
491,400	Gluskin Sheff + Associates, Inc.	7,791,289
		24,333,560
Machinery – General Industrial – 1.1%
217,706	Wabtec Corp.	11,510,116
Medical – Biomedical and Genetic – 2.4%
619,565	Ariad Pharmaceuticals, Inc.*	5,445,976
600,963	Immunogen, Inc.*	6,586,555
423,330	Incyte Corp., Ltd.*	5,913,920
400,270	Seattle Genetics, Inc.*	7,629,146
		25,575,597
Medical – Drugs – 0.4%
883,573	Achillion Pharmaceuticals, Inc.*	4,170,465
Medical – Generic Drugs – 0.5%
305,540	Impax Laboratories, Inc.*	5,472,221
Medical Information Systems – 1.4%
256,405	athenahealth, Inc.*	15,268,918
Medical Instruments – 4.2%
520,555	Conceptus, Inc.*	5,450,211
601,918	Endologix, Inc.*	6,043,257
433,660	NuVasive, Inc.*	7,402,576
168,440	Techne Corp.	11,455,604
503,310	Volcano Corp.*	14,913,075
		45,264,723
Medical Labs and Testing Services – 0.5%
302,841	Bio-Reference Labs, Inc.*	5,575,303
Medical Products – 1.5%
817,140	PSS World Medical, Inc.*	16,089,487
Oil – Field Services – 2.4%
734,079	PAA Natural Gas Storage L.P.	11,965,488
463,290	Targa Resources Corp.	13,782,877
		25,748,365
Oil Field Machinery and Equipment – 3.3%
585,035	Dresser-Rand Group, Inc.*	23,711,469
212,210	Dril-Quip, Inc.*	11,440,241
		35,151,710
Patient Monitoring Equipment – 1.5%
745,600	Masimo Corp.	16,142,240
Pharmacy Services – 2.2%
202,120	Catalyst Health Solutions, Inc.*	11,660,303
216,375	SXC Health Solutions Corp. (U.S. Shares)*	12,052,087
		23,712,390
Pipelines – 2.4%
385,265	Copano Energy LLC	11,484,750
339,820	DCP Midstream Partners L.P.	13,599,596
		25,084,346
Printing – Commercial – 2.0%
781,308	VistaPrint N.V. (U.S. Shares)*	21,118,755
Recreational Vehicles – 1.6%
330,786	Polaris Industries, Inc.	16,529,376
Retail – Automobile – 0.3%
276,522	Rush Enterprises, Inc.*	3,227,012
Retail – Building Products – 0.6%
421,530	Lumber Liquidators Holdings, Inc.*	6,365,103
Retail – Convenience Stores – 1.0%
237,785	Casey’s General Stores, Inc.	10,379,315
Retail – Discount – 0.5%
487,873	Gordmans Stores, Inc.*	5,839,840
Retail – Petroleum Products – 1.9%
614,325	World Fuel Services Corp.	20,057,711
Retail – Sporting Goods – 1.1%
353,050	Hibbett Sports, Inc.*	11,964,865
Theaters – 1.8%
1,327,702	National CineMedia, Inc.	19,264,956
Transportation – Marine – 0.1%
1,368,193	Horizon Lines, Inc. – Class A*,£	585,587
Transportation – Services – 0.9%
352,270	HUB Group, Inc.*	9,958,673
Transportation – Truck – 2.3%
299,158	Landstar System, Inc.	11,834,690
434,437	Old Dominion Freight Line, Inc.*	12,585,640
		24,420,330
Virtual Reality Products – 1.3%
1,471,059	RealD, Inc.*	13,754,402
Wireless Equipment – 1.6%
487,690	SBA Communications Corp. – Class A*	16,815,551

Total Common Stock (cost $948,583,075)		1,002,197,669

Warrant – 0%
Automotive – Truck Parts and Equipment – Replacement – 0%
88,303	Motorcar Parts of America, Inc. – Private Placement – expires 5/17/12°° ,§ (cost $198,682)	4,415

Money Market – 6.7%
71,517,265	Janus Cash Liquidity Fund LLC, 0% (cost $71,517,265)	71,517,265

Total Investments (total cost $1,020,299,022) – 100.6%		1,073,719,349

Liabilities, net of Cash, Receivables and Other Assets– (0.6)%		(6,304,098)

Net Assets – 100%		$1,067,415,251

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$41,794,476	3.9%
Israel	4,140,835	0.4%
Netherlands	21,118,755	2.0%
United States††	1,006,665,283	93.7%

Total	$1,073,719,349	100.0%

††	Includes Cash Equivalents (87.1% excluding Cash Equivalents).

See Notes to Schedules of Investments and Financial Statements.

106 | SEPTEMBER 30, 2011

[This page intentionally left blank.]

Janus Growth & Core Funds | 107

Statements of Assets and Liabilities

	Janus	Janus	Janus			Janus Growth	Janus		Janus	Janus
As of September 30, 2011	Balanced	Contrarian	Enterprise	Janus	Janus	and Income	Research	Janus Triton	Twenty	Venture
(all numbers in thousands except net asset value per share)	Fund	Fund	Fund	Forty Fund	Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Investments at cost	$7,546,855	$2,838,743	$1,858,381	$3,648,301	$7,042,761	$3,039,359	$2,916,611	$1,945,484	$6,707,411	$1,020,299
Unaffiliated investments at value	$7,330,563	$1,886,378	$2,090,419	$3,914,311	$6,775,045	$3,119,475	$2,911,935	$1,742,945	$7,014,782	$978,339
Affiliated investments at value	197,679	618,932	83,304	–	372,604	–	27,834	113,724	153,946	95,380
Cash	3,167	–	724	–	–	–	1,032	2,774	197	1
Cash denominated in foreign currency(1)	–	298	–	608	–	–	242	–	1,103	–
Restricted cash (Note 1)	–	20,640	–	5,729	–	–	–	–	7,871	–
Deposits with broker for short sales	–	–	–	–	–	–	–	6,310	–	–
Receivables:
Investments sold	64,059	–	522	14	113,230	41,190	10,323	5,441	21	–
Fund shares sold	10,929	325	4,738	3,111	5,352	1,377	1,026	4,444	1,681	201
Dividends	5,989	2,600	652	4,997	6,118	4,826	3,187	986	7,963	483
Foreign dividend tax reclaim	531	675	–	205	498	192	241	1	331	–
Interest	41,607	–	–	–	–	1,536	–	–	–	–
Non-interested Trustees’ deferred compensation	208	69	61	110	203	106	83	52	201	30
Variation margin	–	6,611	–	–	–	–	–	–	–	–
Other assets	180	93	333	77	121	60	52	39	123	19
Forward currency contracts	1,493	4,679	1,673	–	10,693	1,311	4,722	–	–	–
Total Assets	7,656,405	2,541,300	2,182,426	3,929,162	7,283,864	3,170,073	2,960,677	1,876,716	7,188,219	1,074,453
Liabilities:
Payables:
Short sales, at value(2)	–	–	–	–	–	–	–	8,035	–	–
Options written, at value(3)	–	–	–	6,089	–	–	–	–	8,365	–
Due to custodian	–	4,285	–	14,639	11	105	–	–	–	–
Investments purchased	243,130	64,685	–	–	54,673	30,335	23,101	19,662	47,311	5,730
Fund shares repurchased	12,948	1,932	4,923	20,912	4,409	21,582	1,386	3,294	7,533	313
Dividends	1,513	14	5	1	–	189	–	–	–	–
Outstanding swap contracts at value	–	20,504	–	–	–	–	–	–	–	–
Advisory fees	3,469	890	1,221	2,001	2,538	1,666	1,384	1,017	4,005	591
Fund administration fees	63	21	19	35	63	27	25	16	62	9
Administrative services fees	920	339	289	478	892	475	436	238	1,092	136
Distribution fees and shareholder servicing fees	685	33	95	934	202	25	3	100	–	–
Administrative, networking and omnibus fees	190	90	178	322	102	14	8	12	–	–
Non-interested Trustees’ fees and expenses	54	41	24	64	53	37	26	9	83	10
Non-interested Trustees’ deferred compensation fees	208	69	61	110	203	106	83	52	201	30
Accrued expenses and other payables	393	504	424	475	2,178	896	476	48	2,180	219
Total Liabilities	263,573	93,407	7,239	46,060	65,324	55,457	26,928	32,483	70,832	7,038
Net Assets	$7,392,832	$2,447,893	$2,175,187	$3,883,102	$7,218,540	$3,114,616	$2,933,749	$1,844,233	$7,117,387	$1,067,415

See footnotes at the end of the Statements.

See Notes to Financial Statements.

108 | SEPTEMBER 30, 2011

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Assets and Liabilities  (continued)

	Janus	Janus	Janus			Janus Growth	Janus		Janus	Janus
As of September 30, 2011	Balanced	Contrarian	Enterprise	Janus	Janus	and Income	Research	Janus Triton	Twenty	Venture
(all numbers in thousands except net asset value per share)	Fund	Fund	Fund	Forty Fund	Fund	Fund	Fund	Fund	Fund	Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$7,294,258	$3,556,229	$2,046,391	$4,051,135	$8,279,429	$3,908,086	$3,353,170	$1,859,419	$5,517,940	$927,157
Undistributed net investment income/(loss)*	5,706	(5,096)	(61)	14,604	41,312	884	19,235	(52)	6,259	(30)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	110,032	(761,160)	(188,151)	(446,735)	(1,217,658)	(875,705)	(466,490)	75,422	1,134,514	86,878
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(17,164)	(342,080)	317,008	264,098	115,457	81,351	27,834	(90,556)	458,674	53,410
Total Net Assets	$7,392,832	$2,447,893	$2,175,187	$3,883,102	$7,218,540	$3,114,616	$2,933,749	$1,844,233	$7,117,387	$1,067,415
Net Assets - Class A Shares	$526,178	$33,491	$61,773	$452,606	$851,546	$20,936	$10,941	$151,623	N/A	$349
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22,694	2,965	1,178	15,546	33,622	797	423	10,220	N/A	7
Net Asset Value Per Share(4)	$23.19	$11.29	$52.43	$29.11	$25.33	$26.25	$25.85	$14.84	N/A	$50.20
Maximum Offering Price Per Share(5)	$24.60	$11.98	$55.63	$30.89	$26.88	$27.85	$27.43	$15.75	N/A	$53.26
Net Assets - Class C Shares	$435,691	$26,153	$21,194	$354,291	$4,599	$10,060	$1,127	$61,322	N/A	$36
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,817	2,352	411	12,813	184	384	44	4,188	N/A	1
Net Asset Value Per Share(4)	$23.15	$11.12	$51.56	$27.65	$25.06	$26.16	$25.49	$14.64	N/A	$49.97
Net Assets - Class D Shares	$962,089	$1,476,010	$788,063	N/A	$4,119,798	$1,757,879	$1,616,618	$454,229	$4,132,242	$846,012
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	41,480	130,397	14,950	N/A	162,036	66,961	62,261	30,527	73,984	16,819
Net Asset Value Per Share	$23.19	$11.32	$52.71	N/A	$25.43	$26.25	$25.97	$14.88	$55.85	$50.30
Net Assets - Class I Shares	$1,631,889	$58,036	$344,500	$951,430	$147,597	$23,016	$91,170	$299,600	N/A	$1,557
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	70,384	5,125	6,517	32,419	5,802	877	3,511	20,071	N/A	31
Net Asset Value Per Share	$23.19	$11.33	$52.86	$29.35	$25.44	$26.25	$25.97	$14.93	N/A	$50.25
Net Assets - Class R Shares	$156,098	$2,506	$49,505	$188,830	$2,175	$1,931	N/A	$16,032	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,742	224	952	6,710	86	74	N/A	1,085	N/A	N/A
Net Asset Value Per Share	$23.15	$11.21	$52.01	$28.14	$25.22	$26.22	N/A	$14.78	N/A	N/A
Net Assets - Class S Shares	$614,608	$2,662	$186,891	$1,904,767	$60,817	$46,970	$416	$30,983	N/A	$8
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26,502	236	3,573	66,425	2,399	1,789	16	2,095	N/A	165(6)
Net Asset Value Per Share	$23.19	$11.27	$52.31	$28.68	$25.35	$26.26	$25.82	$14.79	N/A	$50.16
Net Assets - Class T Shares	$3,066,279	$849,035	$723,261	$31,178	$2,032,008	$1,253,824	$1,213,477	$830,444	$2,985,145	$219,453
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	132,240	75,062	13,742	1,081	79,943	47,764	46,786	55,907	53,487	4,371
Net Asset Value Per Share	$23.19	$11.31	$52.63	$28.83	$25.42	$26.25	$25.94	$14.85	$55.81	$50.21

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $298,567, $612,468, $243,028 and $1,110,359 for Janus Contrarian Fund, Janus Forty Fund, Janus Research Fund and Janus Twenty Fund, respectively.
(2)	Includes proceeds of $6,310,049 on short sales for Janus Triton Fund.
(3)	Includes premiums of $4,245,600 and $5,832,480 on written options for Janus Forty Fund and Janus Twenty Fund, respectively.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.
(6)	Shares outstanding are not in thousands.

See Notes to Financial Statements.

110 | SEPTEMBER 30, 2011

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Operations

	Janus	Janus	Janus			Janus	Janus	Janus	Janus	Janus
For the fiscal year ended September 30, 2011	Balanced	Contrarian	Enterprise	Janus	Janus	Growth and	Research	Triton	Twenty	Venture
(all numbers in thousands)	Fund	Fund	Fund	Forty Fund	Fund	Income Fund	Fund	Fund	Fund	Fund

Investment Income:
Interest	$124,562	$(305)	$–	$3	$10	$8,500	$–	$–	$4	$–
Interest proceeds from short sales	–	393	–	–	–	–	–	18	–	82
Dividends	71,727	43,652	16,011	81,011	117,058	63,320	47,946	12,973	112,800	7,732
Dividends from affiliates	251	3,955	208	178	279	74	39	246	365	196
Fee income	71	–	–	–	–	–	–	–	–	–
Foreign tax withheld	(1,257)	(2,218)	(373)	(1,470)	(2,400)	(635)	(1,421)	(284)	(2,184)	(191)
Total Investment Income	195,354	45,477	15,846	79,722	114,947	71,259	46,564	12,953	110,985	7,819
Expenses:
Advisory fees	36,527	17,634	17,054	38,650	50,403	23,280	19,727	10,904	56,394	7,719
Shareholder reports expense	724	863	604	623	1,454	1,048	991	265	1,289	279
Transfer agent fees and expenses	233	586	218	84	842	456	532	112	736	137
Registration fees	174	104	91	138	106	128	109	145	52	115
Custodian fees	21	328	29	108	94	23	45	19	181	12
Professional fees	113	78	50	98	100	71	65	41	120	53
Non-interested Trustees’ fees and expenses	244	147	94	248	283	141	123	57	323	44
Short sales interest expense	–	103	–	–	3	–	–	6	–	8
Stock loan fees	–	849	–	–	–	–	–	46	–	125
Fund administration fees	178	72	63	120	201	91	83	52	203	30
Administrative services fees - Class D Shares	1,247	2,415	1,092	N/A	5,874	2,455	2,276	515	6,023	1,159
Administrative services fees - Class R Shares	375	9	148	618	4	7	N/A	33	N/A	N/A
Administrative services fees - Class S Shares	1,662	14	565	7,177	190	155	–	52	N/A	–
Administrative services fees - Class T Shares	8,068	3,685	2,251	96	6,459	4,098	3,664	2,116	9,482	600
Distribution fees and shareholder servicing fees - Class A Shares	1,415	161	195	1,855	1,602	56	16	309	N/A	–
Distribution fees and shareholder servicing fees - Class C Shares	4,575	525	256	5,400	57	100	8	489	N/A	–
Distribution fees and shareholder servicing fees - Class R Shares	751	18	297	1,236	8	14	N/A	65	N/A	N/A
Distribution fees and shareholder servicing fees - Class S Shares	1,662	14	565	7,017	190	155	–	52	N/A	–
Administrative, networking and omnibus fees - Class A Shares	464	61	91	375	1,324	15	3	94	N/A	–
Administrative, networking and omnibus fees - Class C Shares	398	36	25	639	4	6	1	59	N/A	–
Administrative, networking and omnibus fees - Class I Shares	278	110	194	1,132	131	35	51	153	N/A	–
Other expenses	379	275	150	452	525	207	182	64	1,191	217
Non-recurring costs (Note 4)	3	2	1	1	10	4	3	N/A	6	1
Costs assumed by Janus Capital Management LLC (Note 4)	(3)	(2)	(1)	(1)	(10)	(4)	(3)	N/A	(6)	(1)
Total Expenses	59,488	28,087	24,032	66,066	69,854	32,541	27,876	15,648	75,994	10,498
Expense and Fee Offset	(13)	(15)	(9)	(15)	(40)	(13)	(14)	(10)	(26)	(3)
Net Expenses	59,475	28,072	24,023	66,051	69,814	32,528	27,862	15,638	75,968	10,495
Less: Excess Expense Reimbursement	–	–	–	(33)	(584)	(11)	N/A	–	N/A	–
Net Expenses after Expense Reimbursement	59,475	28,072	24,023	66,018	69,230	32,517	27,862	15,638	75,968	10,495
Net Investment Income/(Loss)	135,879	17,405	(8,177)	13,704	45,717	38,742	18,702	(2,685)	35,017	(2,676)

See Notes to Financial Statements.

112 | SEPTEMBER 30, 2011

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Operations (continued)

	Janus	Janus	Janus			Janus	Janus	Janus	Janus	Janus
For the fiscal year ended September 30, 2011	Balanced	Contrarian	Enterprise	Janus	Janus	Growth and	Research	Triton	Twenty	Venture
(all numbers in thousands)	Fund	Fund	Fund	Forty Fund	Fund	Income Fund	Fund	Fund	Fund	Fund

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	$114,003	$84,722	$248,062(1)	$735,457	$1,133,299	$155,525	$469,892	$92,079	$1,326,990	$231,675
Net realized gain from futures contracts	–	2,578	–	–	–	–	–	–	–	–
Net realized gain/(loss) from short sales	–	34,668	–	–	(6,963)	–	–	1,274	–	–
Net realized gain/(loss) from swap contracts	–	(35,894)	–	–	(2,327)	–	–	–	–	–
Net realized gain from written options contracts	–	20,457	–	8,953	26,728	–	–	–	12,526	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(536,827)	(663,614)	(195,021)	(809,530)	(1,525,219)	(307,822)	(492,555)	(204,560)	(1,826,877)	(154,541)
Change in unrealized net appreciation/(depreciation) of futures contracts	–	7,134	–	–	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of short sales	–	(2,755)	–	–	5,895	–	–	(844)	–	–
Change in unrealized net appreciation/(depreciation) of swap contracts	–	(14,546)	–	–	506	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of written option contracts	–	(1,792)	–	(7,968)	(6,485)	–	–	–	(11,102)	–
Net Gain/(Loss) on Investments	(422,824)	(569,042)	53,041	(73,088)	(374,566)	(152,297)	(22,663)	(112,051)	(498,463)	77,134
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(286,945)	$(551,637)	$44,864	$(59,384)	$(328,849)	$(113,555)	$(3,961)	$(114,736)	$(463,446)	$74,458

(1)	Includes $5,822,764 of realized gains resulting from a redemption in kind during the year ended September 30, 2011 for Janus Enterprise Fund.

114 | SEPTEMBER 30, 2011

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Changes in Net Assets

For the fiscal year ended September 30, 2011,
the eleven-month fiscal period or year ended
September 30, 2010 and the fiscal year ended	Janus			Janus			Janus			Janus					Janus Growth and
October 31, 2009	Balanced Fund			Contrarian Fund			Enterprise Fund			Forty Fund		Janus Fund			Income Fund
(all numbers in thousands)	2011	2010(1)	2009	2011	2010(1)	2009	2011	2010(1)	2009	2011	2010(2)	2011	2010(1)	2009	2011	2010(1)	2009

Operations:
Net investment income/(loss)	$135,879	$119,375	$82,015	$17,405	$10,400	$304	$(8,177)	$(4,469)	$(1,440)	$13,704	$(22,087)	$45,717	$29,112	$36,057	$38,742	$38,155	$39,564
Net realized gain/(loss) from investment and foreign currency transactions(3)	114,003	290,102	(66,509)	106,531	309,958	(1,215,504)	248,062	126,663	(248,916)	744,410	5,309	1,150,737	326,755	(1,666,435)	155,525	291,633	(687,515)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non- interested Trustees’ deferred compensation	(536,827)	47,278	656,231	(675,573)	408,217	1,525,672	(195,021)	370,273	538,854	(817,498)	81,689	(1,525,303)	606,467	2,960,657	(307,822)	(16,797)	1,310,185
Net Increase/(Decrease) in Net Assets Resulting from Operations	(286,945)	456,755	671,737	(551,637)	728,575	310,472	44,864	492,467	288,498	(59,384)	64,911	(328,849)	962,334	1,330,279	(113,555)	312,991	662,234
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(11,035)	(9,123)	(1,386)	(83)	–	–	–	–	–	–	–	(2,258)	(45)	–	(194)	(172)	(21)
Class C Shares	(6,080)	(4,858)	(685)	–	–	–	–	–	–	–	–	–	–	–	(20)	(17)	–
Class D Shares	(21,831)	(16,749)	N/A	(6,519)	–	N/A	–	–	N/A	N/A	N/A	(19,068)	–	N/A	(20,640)	(16,011)	N/A
Class I Shares	(15,828)	(5,405)	(278)	(543)	(83)	–	–	–	–	–	–	(772)	(43)	–	(634)	(589)	(3)
Class R Shares	(2,444)	(1,514)	(152)	–	–	–	–	–	–	–	–	–	–	–	(13)	(11)	–
Class S Shares	(11,910)	(10,615)	(1,946)	–	–	–	–	–	–	–	–	(44)	–	–	(405)	(413)	(49)
Class T Shares	(65,182)	(62,732)	(87,861)	(3,768)	(1,643)	(18,634)	–	–	–	–	–	(5,959)	(5,694)	(96,855)	(14,721)	(20,758)	(37,774)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(16,369)	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Class C Shares	(13,293)	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Class D Shares	(30,405)	–	N/A	–	–	N/A	–	–	N/A	N/A	N/A	–	–	N/A	–	–	N/A
Class I Shares	(11,791)	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Class R Shares	(3,899)	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Class S Shares	(19,506)	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Class T Shares	(92,149)	–	(68,357)	–	–	(127,435)	–	–	–	–	–	–	–	–	–	–	–
Return of Capital
Class A Shares	N/A	N/A	(11)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares	N/A	N/A	(6)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	N/A	N/A	(2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class R Shares	N/A	N/A	(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	N/A	N/A	(16)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class T Shares	N/A	N/A	(407)	N/A	N/A	(1,859)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Net Decrease from Dividends and Distributions	(321,722)	(110,996)	(161,108)	(10,913)	(1,726)	(147,928)	–	–	–	–	–	(28,101)	(5,782)	(96,855)	(36,627)	(37,971)	(37,847)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

116 | SEPTEMBER 30, 2011

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Changes in Net Assets  (continued)

For the fiscal year ended September 30, 2011,
the eleven-month fiscal period or year ended
September 30, 2010 and the fiscal year ended	Janus			Janus			Janus			Janus					Janus Growth and
October 31, 2009	Balanced Fund			Contrarian Fund			Enterprise Fund			Forty Fund		Janus Fund			Income Fund
(all numbers in thousands)	2011	2010(1)	2009	2011	2010(1)	2009	2011	2010(1)	2009	2011	2010(2)	2011	2010(1)	2009	2011	2010(1)	2009

Capital Share Transactions:
Shares Sold
Class A Shares	205,076	257,304	94,630	12,536	16,278	5,459	23,921	18,198	9,110	184,443	409,241	670,870	400,646	1,978	6,168	4,343	1,116
Class C Shares	147,210	197,765	80,039	4,249	6,850	2,844	5,891	3,454	2,479	68,150	229,061	1,282	1,967	494	2,620	657	491
Class D Shares	138,938	64,129	N/A	73,160	66,604	N/A	82,500	21,305	N/A	N/A	N/A	101,641	62,096	N/A	78,451	40,699	N/A
Class I Shares	1,591,246	304,591	62,887	39,024	81,291	43,446	115,728	164,617	72,432	665,627	1,622,173	59,057	126,435	14,638	21,484	88,553	5,901
Class R Shares	91,591	89,362	29,554	861	1,605	196	17,234	11,607	7,905	61,104	128,881	1,454	696	293	1,027	587	215
Class S Shares	218,364	224,905	67,087	1,049	4,985	1,786	57,700	35,464	21,057	504,958	971,601	12,507	17,862	5,527	9,475	9,574	3,369
Class T Shares	938,617	935,393	1,099,177	191,622	242,574	350,283	175,401	109,718	229,687	28,531	32,420	206,816	598,238	1,032,025	111,123	178,733	245,940
Shares Issued in Connection with Restructuring (Note 9)
Class D Shares	N/A	936,232	N/A	N/A	2,080,949	N/A	N/A	750,188	N/A	N/A	N/A	N/A	4,642,645	N/A	N/A	1,816,551	N/A
Shares Issued in Connection with Acquisition (Note 10)
Class A Shares	N/A	N/A	230,834	N/A	N/A	90,442	N/A	N/A	81,741	N/A	N/A	N/A	N/A	6,877	8,348	N/A	33,776
Class C Shares	N/A	N/A	157,683	N/A	N/A	76,851	N/A	N/A	21,758	N/A	N/A	N/A	N/A	4,751	5,460	N/A	3,384
Class D Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	272,792	N/A	N/A
Class I Shares	N/A	N/A	46,096	N/A	N/A	16,860	N/A	N/A	365,389	N/A	N/A	N/A	N/A	18,670	3,995	N/A	1,370
Class R Shares	N/A	N/A	25,133	N/A	N/A	2,074	N/A	N/A	33,459	N/A	N/A	N/A	N/A	590	526	N/A	2,645
Class S Shares	N/A	N/A	409,342	N/A	N/A	4,907	N/A	N/A	190,930	N/A	N/A	N/A	N/A	74,574	9,635	N/A	48,609
Class T Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	153,539	N/A	N/A
Reinvested Dividends and Distributions
Class A Shares	23,024	7,638	1,129	77	–	–	–	–	–	–	–	2,255	44	–	188	166	20
Class C Shares	13,859	3,465	499	–	–	–	–	–	–	–	–	–	–	–	17	14	–
Class D Shares	51,090	16,329	N/A	6,395	–	N/A	–	–	N/A	N/A	N/A	18,418	–	N/A	20,116	15,591	N/A
Class I Shares	22,294	3,547	260	419	41	–	–	–	–	–	–	740	35	–	578	527	3
Class R Shares	5,595	1,286	120	–	–	–	–	–	–	–	–	–	–	–	12	11	–
Class S Shares	31,304	10,556	1,944	–	–	–	–	–	–	–	–	44	–	–	395	406	48
Class T Shares	155,318	61,893	153,711	3,691	1,609	143,558	–	–	–	–	–	5,821	5,562	94,594	14,356	20,329	36,921
Shares Repurchased
Class A Shares	(170,474)	(92,815)	(38,326)	(43,879)	(24,064)	(17,010)	(40,162)(4)	(32,499)	(15,927)	(586,407)	(1,019,197)	(120,012)	(35,565)	(2,632)	(6,656)	(6,296)	(2,625)
Class C Shares	(100,169)	(57,435)	(9,932)	(34,540)	(18,835)	(7,338)	(8,231)(4)	(6,170)	(2,119)	(318,639)	(158,562)	(2,147)	(2,319)	(343)	(3,230)	(951)	(408)
Class D Shares	(132,240)	(71,904)	N/A	(393,287)	(176,029)	N/A	(118,007)(4)	(58,771)	N/A	N/A	N/A	(509,749)	(284,060)	N/A	(265,285)	(162,170)	N/A
Class I Shares	(164,993)	(116,688)	(7,118)	(93,457)	(28,142)	(2,630)	(197,255)(4)	(253,546)	(39,192)	(1,637,476)	(508,466)	(40,113)	(23,961)	(1,314)	(67,395)	(31,861)	(165)
Class R Shares	(47,965)	(24,987)	(8,626)	(1,636)	(717)	(241)	(20,163)(4)	(13,036)	(3,932)	(104,166)	(47,197)	(430)	(290)	(102)	(1,544)	(523)	(358)
Class S Shares	(201,856)	(157,862)	(42,738)	(4,800)	(3,500)	(2,864)	(90,455)(4)	(84,325)	(19,809)	(1,524,577)	(890,309)	(25,591)	(35,616)	(15,612)	(35,176)	(22,676)	(7,540)
Class T Shares	(724,859)	(749,804)	(567,449)	(859,759)	(640,761)	(947,072)	(286,984)(4)	(291,695)	(344,565)	(23,815)	(3,619)	(916,865)	(1,899,856)	(1,775,700)	(623,967)	(584,663)	(621,124)
Shares Reorganized in Connection with Restructuring (Note 9)
Class T Shares	N/A	(936,232)	N/A	N/A	(2,080,949)	N/A	N/A	(750,188)	N/A	N/A	N/A	N/A	(4,642,645)	N/A	N/A	(1,816,551)	N/A
Net Increase/(Decrease) from Capital Share Transactions	2,090,970	906,668	1,785,936	(1,098,275)	(470,211)	(238,449)	(282,882)	(375,679)	610,403	(2,682,267)	766,027	(534,002)	(1,068,086)	(540,692)	(282,948)	(448,950)	(248,412)
Net Increase/(Decrease) in Net Assets	1,482,303	1,252,427	2,296,565	(1,660,825)	256,638	(75,905)	(238,018)	116,788	898,901	(2,741,651)	830,938	(890,952)	(111,534)	692,732	(433,130)	(173,930)	375,975
Net Assets:
Beginning of period	5,910,529	4,658,102	2,361,537	4,108,718	3,852,080	3,927,985	2,413,205	2,296,417	1,397,516	6,624,753	5,793,815	8,109,492	8,221,026	7,528,294	3,547,746	3,721,676	3,345,701
End of period	$7,392,832	$5,910,529	$4,658,102	$2,447,893	$4,108,718	$3,852,080	$2,175,187	$2,413,205	$2,296,417	$3,883,102	$6,624,753	$7,218,540	$8,109,492	$8,221,026	$3,114,616	$3,547,746	$3,721,676

Undistributed Net Investment Income/(Loss)*	$5,706	$7,267	$(233)	$(5,096)	$6,705	$(3,167)	$(61)	$(59)	$(56)	$14,604	$(329)	$41,312	$27,881	$5,582	$884	$1,456	$2,054

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from October 1, 2009 through September 30, 2010.
(3)	Certain prior year amounts have been reclassified to conform with current year presentation.
(4)	During the year ended September 30, 2011, Janus Enterprise Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $34,480,610 and $2,395,391, respectively, at the date of redemption.

See Notes to Financial Statements.

118 | SEPTEMBER 30, 2011

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Changes in Net Assets  (continued)

For the fiscal year ended September 30, 2011,
the eleven-month fiscal period ended
September 30, 2010 and the fiscal year ended	Janus Research			Janus Triton			Janus Twenty			Janus Venture
October 31, 2009	Fund			Fund			Fund			Fund
(all numbers in thousands)	2011	2010(1)	2009	2011	2010(1)	2009	2011	2010(1)	2009	2011(2)	2010(1)	2009

Operations:
Net investment income/(loss)	$18,702	$16,640	$14,867	$(2,685)	$(846)	$169	$35,017	$2,054	$(7,985)	$(2,676)	$(3,973)	$(3,689)
Net realized gain/(loss) from investment and foreign currency transactions(3)	469,892	161,966	(645,423)	93,353	32,474	(14,466)	1,339,516	593,185	(22,813)	231,675	27,284	(156,577)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non- interested Trustees’ deferred compensation	(492,555)	310,979	1,180,316	(205,404)	88,544	72,013	(1,837,979)	(77,690)	1,724,202	(154,541)	172,854	371,760
Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,961)	489,585	549,760	(114,736)	120,172	57,716	(463,446)	517,549	1,693,404	74,458	196,165	211,494
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(13)	(1)	–	–	(23)	–	N/A	N/A	N/A	–	N/A	N/A
Class C Shares	(2)	–	–	–	–	–	N/A	N/A	N/A	–	N/A	N/A
Class D Shares	(9,612)	–	N/A	–	–	N/A	(18,036)	–	N/A	–	–	N/A
Class I Shares	(541)	(50)	–	–	(14)	–	N/A	N/A	N/A	–	N/A	N/A
Class R Shares	N/A	N/A	N/A	–	–	–	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	–	–	–	–	(6)	–	N/A	N/A	N/A	–	N/A	N/A
Class T Shares	(6,716)	(7,477)	(20,900)	–	(548)	(60)	(9,454)	–	–	–	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	(1,268)	–	–	N/A	N/A	N/A	–	N/A	N/A
Class C Shares	–	–	–	(511)	–	–	N/A	N/A	N/A	–	N/A	N/A
Class D Shares	–	–	N/A	(6,052)	–	N/A	–	–	N/A	–	–	N/A
Class I Shares	–	–	–	(2,730)	–	–	N/A	N/A	N/A	–	N/A	N/A
Class R Shares	N/A	N/A	N/A	(116)	–	–	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	–	–	–	(211)	–	–	N/A	N/A	N/A	–	N/A	N/A
Class T Shares	–	–	–	(12,330)	–	–	–	–	–	–	–	–
Return of Capital
Class T Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(1,411)	N/A	N/A	N/A
Net Decrease from Dividends and Distributions	(16,884)	(7,528)	(20,900)	(23,218)	(591)	(60)	(27,490)	–	(1,411)	–	–	–

See footnotes at the end of the Statements.

See Notes to Financial Statements.

120 | SEPTEMBER 30, 2011

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Statements of Changes in Net Assets  (continued)

For the fiscal year ended September 30, 2011,
the eleven-month fiscal period or year ended
September 30, 2010 and the fiscal year ended	Janus Research			Janus Triton			Janus Twenty			Janus Venture
October 31, 2009	Fund			Fund			Fund			Fund
(all numbers in thousands)	2011	2010(1)	2009	2011	2010(1)	2009	2011	2010(1)	2009	2011(2)	2010(1)	2009

Capital Share Transactions:
Shares Sold
Class A Shares	14,284	2,312	89	185,882	29,337	11,395	N/A	N/A	N/A	454	N/A	N/A
Class C Shares	1,262	118	69	66,908	9,846	2,774	N/A	N/A	N/A	41	N/A	N/A
Class D Shares	70,620	34,246	N/A	385,424	62,817	N/A	105,017	76,832	N/A	38,917	10,454	N/A
Class I Shares	42,330	64,350	7,266	361,292	72,638	3,786	N/A	N/A	N/A	1,757	N/A	N/A
Class R Shares	N/A	N/A	N/A	19,841	3,522	407	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	620	41	11	38,073	6,657	3,011	N/A	N/A	N/A	10	N/A	N/A
Class T Shares	186,224	165,088	220,437	851,887	303,834	197,026	261,956	321,540	468,313	43,331	18,669	19,837
Shares Issued in Connection with Restructuring (Note 9)
Class D Shares	N/A	1,672,245	N/A	N/A	161,950	N/A	N/A	4,995,894	N/A	N/A	780,583	N/A
Shares Issued in Connection with Acquisition (Note 10)
Class A Shares	N/A	N/A	N/A	N/A	N/A	5,739	N/A	N/A	N/A	N/A	N/A	N/A
Class C Shares	N/A	N/A	N/A	N/A	N/A	3,039	N/A	N/A	N/A	N/A	N/A	N/A
Class I Shares	N/A	N/A	N/A	N/A	N/A	774	N/A	N/A	N/A	N/A	N/A	N/A
Class R Shares	N/A	N/A	N/A	N/A	N/A	910	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	N/A	N/A	N/A	N/A	N/A	815	N/A	N/A	N/A	N/A	N/A	N/A
Reinvested Dividends and Distributions
Class A Shares	13	1	N/A	1,140	23	–	N/A	N/A	N/A	–	N/A	N/A
Class C Shares	2	–	N/A	375	–	–	N/A	N/A	N/A	–	N/A	N/A
Class D Shares	9,449	–	N/A	5,985	–	N/A	17,523	–	N/A	–	–	N/A
Class I Shares	486	26	N/A	1,834	6	–	N/A	N/A	N/A	–	N/A	N/A
Class R Shares	N/A	N/A	N/A	90	–	–	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	–	–	N/A	210	6	–	N/A	N/A	N/A	–	N/A	N/A
Class T Shares	6,627	7,368	20,515	12,249	543	60	9,309	–	1,381	–	–	–
Shares Repurchased
Class A Shares	(3,690)	(731)	–	(58,649)	(8,146)	(4,824)	N/A	N/A	N/A	(35)	N/A	N/A
Class C Shares	(148)	(26)	–	(14,552)	(2,274)	(321)	N/A	N/A	N/A	–	N/A	N/A
Class D Shares	(206,098)	(130,052)	N/A	(135,284)	(29,852)	N/A	(595,970)	(278,180)	N/A	(97,175)	(49,802)	N/A
Class I Shares	(20,885)	(6,423)	(92)	(109,119)	(9,095)	(28)	N/A	N/A	N/A	(73)	N/A	N/A
Class R Shares	N/A	N/A	N/A	(6,761)	(879)	(114)	N/A	N/A	N/A	N/A	N/A	N/A
Class S Shares	(134)	(39)	–	(10,439)	(5,249)	(128)	N/A	N/A	N/A	–	N/A	N/A
Class T Shares	(329,169)	(332,602)	(470,609)	(413,981)	(97,900)	(60,462)	(944,871)	(898,639)	(816,669)	(43,415)	(47,725)	(70,827)
Shares Reorganized in Connection with Restructuring (Note 9)
Class T Shares	N/A	(1,672,245)	N/A	N/A	(161,950)	N/A	N/A	(4,995,894)	N/A	N/A	(780,583)	N/A
Net Increase/(Decrease) from Capital Share Transactions	(228,207)	(196,323)	(222,314)	1,182,405	335,834	163,859	(1,147,036)	(778,447)	(346,975)	(56,188)	(68,404)	(50,990)
Net Increase/(Decrease) in Net Assets	(249,052)	285,734	306,546	1,044,451	455,415	221,515	(1,637,972)	(260,898)	1,345,018	18,270	127,761	160,504
Net Assets:
Beginning of period	3,182,801	2,897,067	2,590,521	799,782	344,367	122,852	8,755,359	9,016,257	7,671,239	1,049,145	921,384	760,880
End of period	$2,933,749	$3,182,801	$2,897,067	$1,844,233	$799,782	$344,367	$7,117,387	$8,755,359	$9,016,257	$1,067,415	$1,049,145	$921,384

Undistributed Net Investment Income/(Loss)*	$19,235	$16,985	$7,529	$(52)	$(23)	$92	$6,259	$2,147	$(219)	$(30)	$(28)	$(22)

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from May 6, 2011 (inception date) through September 30, 2011 for Class A Shares, Class C Shares, Class I Shares and Class S Shares.
(3)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

122 | SEPTEMBER 30, 2011

This page intentionally left blank. The content of this page is part of a ‘Double Page Spread’ table and appears on the previous page.

Financial Highlights

Class A Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period ended
September 30, 2010 and the fiscal period ended	Janus Balanced Fund			Janus Contrarian Fund
October 31, 2009	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$25.10	$23.43	$21.31	$13.97	$11.68	$10.42
Income from Investment Operations:
Net investment income/(loss)	.51	.56	(.05)	(.06)	.01	(.02)
Net gain/(loss) on investments (both realized and unrealized)	(1.14)	1.60	2.28	(2.60)	2.28	1.28
Total from Investment Operations	(.63)	2.16	2.23	(2.66)	2.29	1.26
Less Distributions and Other:
Dividends (from net investment income)*	(.50)	(.49)	(.11)	(.02)	–	–
Distributions (from capital gains)*	(.78)	–	–	–	–	–
Return of capital	N/A	N/A	–(3)	N/A	N/A	N/A
Total Distributions and Other	(1.28)	(.49)	(.11)	(.02)	–	–
Net Asset Value, End of Period	$23.19	$25.10	$23.43	$11.29	$13.97	$11.68
Total Return**	(2.85)%	9.30%	10.43%	(19.09)%	19.61%	12.09%
Net Assets, End of Period (in thousands)	$526,178	$513,494	$314,935	$33,491	$73,013	$68,166
Average Net Assets for the Period (in thousands)	$566,145	$436,234	$288,992	$64,181	$72,658	$76,549
Ratio of Gross Expenses to Average Net Assets***(4)	0.91%	0.93%	0.89%	0.90%(5)	1.06%	1.36%
Ratio of Net Expenses to Average Net Assets***(4)	0.91%	0.93%	0.89%	0.90%(5)	1.06%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.03%	2.37%	2.35%	0.30%	0.11%	(0.36)%
Portfolio Turnover Rate***	94%	83%	158%	130%	104%	80%

Class A Shares

For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month fiscal	Janus Enterprise Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$52.14	$42.46	$36.63
Income from Investment Operations:
Net investment income/(loss)	(.12)	(.11)	–
Net gain on investments (both realized and unrealized)	.41	9.79	5.83
Total from Investment Operations	.29	9.68	5.83
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$52.43	$52.14	$42.46
Total Return**	0.56%	22.80%	15.92%
Net Assets, End of Period (in thousands)	$61,773	$75,980	$74,709
Average Net Assets for the Period (in thousands)	$77,990	$76,703	$79,792
Ratio of Gross Expenses to Average Net Assets***(4)	1.05%	1.15%	1.20%
Ratio of Net Expenses to Average Net Assets***(4)	1.04%	1.15%	1.19%
Ratio of Net Investment Loss to Average Net Assets***	(0.45)%	(0.41)%	(0.23)%
Portfolio Turnover Rate***	19%	24%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.88% and 0.87%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

124 | SEPTEMBER 30, 2011

Class A Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended
September 30, 2009 and each fiscal year ended	Janus Forty Fund
July 31	2011	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$31.00	$30.52	$29.27	$39.79	$34.52	$28.44
Income from Investment Operations:
Net investment income	.34	.12	.01	.03	.03	.04
Net gain/(loss) on investments (both realized and unrealized)	(2.23)	.36	1.24	(9.30)	5.32	7.11
Total from Investment Operations	(1.89)	.48	1.25	(9.27)	5.35	7.15
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	(.07)	(.03)
Distributions (from capital gains)*	–	–	–	(1.25)	(.01)	(1.04)
Return of capital	N/A	N/A	N/A	–(3)	N/A	N/A
Total Distributions and Other	–	–	–	(1.25)	(.08)	(1.07)
Net Asset Value, End of Period	$29.11	$31.00	$30.52	$29.27	$39.79	$34.52
Total Return**	(6.10)%	1.57%	4.27%	(22.29)%	15.49%	25.58%
Net Assets, End of Period (in thousands)	$452,606	$854,798	$1,440,986	$1,328,541	$1,639,379	$654,807
Average Net Assets for the Period (in thousands)	$741,870	$956,800	$1,373,788	$1,060,695	$1,152,690	$377,917
Ratio of Gross Expenses to Average Net Assets***(4)	0.97%	1.03%	0.97%	0.93%	0.92%	0.95%(5)
Ratio of Net Expenses to Average Net Assets***(4)	0.97%	1.03%	0.97%	0.93%	0.92%	0.94%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.35%	(0.17)%	(0.61)%	(0.11)%(6)	(0.02)%(6)	0.33%
Portfolio Turnover Rate***	51%	40%	22%	53%	40%	22%

Class A Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period ended				Janus Growth and
September 30, 2010 and the fiscal period ended	Janus Fund			Income Fund(7)
October 31, 2009	2011	2010(8)	2009(9)	2011	2010(8)	2009(9)

Net Asset Value, Beginning of Period	$26.81	$23.96	$20.86	$28.50	$26.47	$23.24
Income from Investment Operations:
Net investment income	.11	.05	.01	.27	.25	.03
Net gain/(loss) on investments (both realized and unrealized)	(1.45)	2.83	3.09	(2.25)	2.03	3.23
Total from Investment Operations	(1.34)	2.88	3.10	(1.98)	2.28	3.26
Less Distributions:
Dividends (from net investment income)*	(.14)	(.03)	–	(.27)	(.25)	(.03)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.14)	(.03)	–	(.27)	(.25)	(.03)
Net Asset Value, End of Period	$25.33	$26.81	$23.96	$26.25	$28.50	$26.47
Total Return**	(5.08)%	12.03%	14.86%	(7.08)%	8.68%	14.02%
Net Assets, End of Period (in thousands)	$851,546	$383,332	$4,237	$20,936	$18,894	$19,157
Average Net Assets for the Period (in thousands)	$640,709	$159,151	$5,256	$22,536	$18,803	$19,612
Ratio of Gross Expenses to Average Net Assets***(4)	0.98%(10)	1.06%	1.04%	0.95%	1.00%	0.99%
Ratio of Net Expenses to Average Net Assets***(4)	0.98%(10)	1.06%	1.03%	0.94%	1.00%	0.98%
Ratio of Net Investment Income to Average Net Assets***	0.41%	0.42%	0.09%	0.92%	0.99%	0.31%
Portfolio Turnover Rate***	90%	44%	60%	65%	47%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.92% and 0.92%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.12% in 2008. The adjustment had no impact on the total net assets of the class.
(7)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 10 in Notes to Financial Statements.
(8)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(9)	Period from July 6, 2009 (inception date) through October 31, 2009.
(10)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.98% and 0.98%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 125

Financial Highlights  (continued)

Class A Shares

For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month fiscal	Janus Research Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$26.30	$22.49	$19.41
Income from Investment Operations:
Net investment income	.19	.09	.02
Net gain/(loss) on investments (both realized and unrealized)	(.47)	3.80	3.06
Total from Investment Operations	(.28)	3.89	3.08
Less Distributions:
Dividends (from net investment income)*	(.17)	(.08)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.17)	(.08)	–
Net Asset Value, End of Period	$25.85	$26.30	$22.49
Total Return**	(1.14)%	17.31%	15.87%
Net Assets, End of Period (in thousands)	$10,941	$1,805	$88
Average Net Assets for the Period (in thousands)	$6,469	$700	$24
Ratio of Gross Expenses to Average Net Assets***(3)	0.90%	1.06%	1.24%
Ratio of Net Expenses to Average Net Assets***(3)	0.90%	1.06%	1.17%
Ratio of Net Investment Income to Average Net Assets***	0.49%	0.35%	0.02%
Portfolio Turnover Rate***	88%	75%	83%

Class A Shares

For a share outstanding during the fiscal year or period ended September 30,				Janus Venture
2011, the eleven-month fiscal period ended September 30, 2010 and the fiscal	Janus Triton Fund			Fund
period ended October 31, 2009	2011	2010(1)	2009(2)	2011(4)

Net Asset Value, Beginning of Period	$14.67	$11.60	$10.26	$60.66
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.01)	.03	.04
Net gain/(loss) on investments (both realized and unrealized)	.49	3.10	1.31	(10.50)
Total from Investment Operations	.48	3.09	1.34	(10.46)
Less Distributions:
Dividends (from net investment income)*	–	(.02)	–	–
Distributions (from capital gains)*	(.31)	–	–	–
Total Distributions	(.31)	(.02)	–	–
Net Asset Value, End of Period	$14.84	$14.67	$11.60	$50.20
Total Return**	3.05%	26.64%	13.06%	(17.24)%
Net Assets, End of Period (in thousands)	$151,623	$40,333	$13,610	$349
Average Net Assets for the Period (in thousands)	$123,437	$23,711	$11,470	$217
Ratio of Gross Expenses to Average Net Assets***(3)	1.01%(5)	1.07%(5)	1.34%(5)	1.03%
Ratio of Net Expenses to Average Net Assets***(3)	1.01%(5)	1.07%(5)	1.33%(5)	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.26)%	(0.32)%	0.99%	(0.23)%
Portfolio Turnover Rate***	42%	35%	50%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from May 6, 2011 (inception date) through September 30, 2011.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.01% and 1.01%, respectively, in 2011, 1.07% and 1.07%, respectively, in 2010 and 1.34% and 1.33%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

126 | SEPTEMBER 30, 2011

Class C Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period ended
September 30, 2010 and the fiscal period ended	Janus Balanced Fund			Janus Contrarian Fund
October 31, 2009	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$25.08	$23.40	$21.31	$13.84	$11.65	$10.42
Income from Investment Operations:
Net investment income/(loss)	.33	.39	(.09)	(.34)	(.10)	(.05)
Net gain/(loss) on investments (both realized and unrealized)	(1.15)	1.61	2.25	(2.38)	2.29	1.28
Total from Investment Operations	(.82)	2.00	2.16	(2.72)	2.19	1.23
Less Distributions and Other:
Dividends (from net investment income)*	(.33)	(.32)	(.07)	–	–	–
Distributions (from capital gains)*	(.78)	–	–	–	–	–
Return of capital	N/A	N/A	–(3)	N/A	N/A	N/A
Total Distributions and Other	(1.11)	(.32)	(.07)	–	–	–
Net Asset Value, End of Period	$23.15	$25.08	$23.40	$11.12	$13.84	$11.65
Total Return**	(3.57)%	8.58%	10.13%	(19.65)%	18.80%	11.80%
Net Assets, End of Period (in thousands)	$435,691	$412,414	$248,071	$26,153	$63,203	$64,036
Average Net Assets for the Period (in thousands)	$463,476	$343,327	$208,912	$52,601	$65,635	$67,507
Ratio of Gross Expenses to Average Net Assets***(4)	1.65%	1.64%	1.70%	1.62%(5)	1.85%	2.11%
Ratio of Net Expenses to Average Net Assets***(4)	1.65%	1.63%	1.69%	1.62%(5)	1.85%	2.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.29%	1.66%	1.54%	(0.43)%	(0.69)%	(1.12)%
Portfolio Turnover Rate***	94%	83%	158%	130%	104%	80%

Class C Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period ended	Janus Enterprise Fund
September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$51.65	$42.36	$36.63
Income from Investment Operations:
Net investment loss	(.61)	(.48)	(.10)
Net gain on investments (both realized and unrealized)	.52	9.77	5.83
Total from Investment Operations	(.09)	9.29	5.73
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$51.56	$51.65	$42.36
Total Return**	(0.17)%	21.93%	15.64%
Net Assets, End of Period (in thousands)	$21,194	$23,449	$21,706
Average Net Assets for the Period (in thousands)	$25,691	$22,965	$21,146
Ratio of Gross Expenses to Average Net Assets***(4)	1.77%	1.93%	1.96%
Ratio of Net Expenses to Average Net Assets***(4)	1.77%	1.93%	1.94%
Ratio of Net Investment Loss to Average Net Assets***	(1.18)%	(1.18)%	(0.98)%
Portfolio Turnover Rate***	19%	24%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.60% and 1.60%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 127

Financial Highlights  (continued)

Class C Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended	Janus Forty Fund
September 30, 2009 and each fiscal year ended July 31	2011	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$29.69	$29.44	$28.27	$38.78	$33.83	$28.07
Income from Investment Operations:
Net investment income/(loss)	(.46)	(.16)	(.01)	(.10)	(.01)	.04
Net gain/(loss) on investments (both realized and unrealized)	(1.58)	.41	1.18	(9.16)	4.97	6.76
Total from Investment Operations	(2.04)	.25	1.17	(9.26)	4.96	6.80
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	(1.25)	(.01)	(1.04)
Return of capital	N/A	N/A	N/A	–(3)	N/A	N/A
Total Distributions and Other	–	–	–	(1.25)	(.01)	(1.04)
Net Asset Value, End of Period	$27.65	$29.69	$29.44	$28.27	$38.78	$33.83
Total Return**	(6.87)%	0.85%	4.14%	(22.87)%	14.65%	24.62%
Net Assets, End of Period (in thousands)	$354,291	$612,674	$542,666	$488,278	$537,822	$139,470
Average Net Assets for the Period (in thousands)	$548,885	$613,080	$512,462	$386,072	$320,123	$81,438
Ratio of Gross Expenses to Average Net Assets***(4)	1.77%	1.78%	1.75%	1.68%	1.67%	1.70%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.77%	1.78%	1.75%	1.68%	1.67%	1.70%(5)
Ratio of Net Investment Loss to Average Net Assets***	(0.44)%	(1.00)%	(1.40)%	(0.87)%(6)	(0.80)%(6)	(0.42)%
Portfolio Turnover Rate***	51%	40%	22%	53%	40%	22%

Class C Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period ended				Janus Growth and
September 30, 2010 and the fiscal period ended October 31,	Janus Fund			Income Fund(7)
2009	2011	2010(8)	2009(9)	2011	2010(8)	2009(9)

Net Asset Value, Beginning of Period	$26.59	$23.90	$20.86	$28.43	$26.42	$23.24
Income from Investment Operations:
Net investment income/(loss)	(.14)	(.13)	(.05)	.07	.06	(.03)
Net gain/(loss) on investments (both realized and unrealized)	(1.39)	2.82	3.09	(2.28)	2.05	3.21
Total from Investment Operations	(1.53)	2.69	3.04	(2.21)	2.11	3.18
Less Distributions:
Dividends (from net investment income)*	–	–	–	(.06)	(.10)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	(.06)	(.10)	–
Net Asset Value, End of Period	$25.06	$26.59	$23.90	$26.16	$28.43	$26.42
Total Return**	(5.75)%	11.26%	14.57%	(7.80)%	8.00%	13.68%
Net Assets, End of Period (in thousands)	$4,599	$5,687	$5,443	$10,060	$4,824	$4,760
Average Net Assets for the Period (in thousands)	$5,722	$5,919	$5,221	$9,952	$4,999	$4,673
Ratio of Gross Expenses to Average Net Assets***(4)	1.70%(10)	1.78%	1.79%	1.70%	1.74%	1.74%
Ratio of Net Expenses to Average Net Assets***(4)	1.70%(10)	1.78%	1.78%	1.70%	1.74%	1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.32)%	(0.48)%	(0.69)%	0.17%	0.28%	(0.43)%
Portfolio Turnover Rate***	90%	44%	60%	65%	47%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.67% and 1.67%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.14% in 2008. The adjustment had no impact on the total net assets of the class.
(7)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 10 in Notes to Financial Statements.
(8)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(9)	Period from July 6, 2009 (inception date) through October 31, 2009.
(10)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.70% and 1.70%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

128 | SEPTEMBER 30, 2011

Class C Shares

For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month fiscal	Janus Research Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$26.08	$22.44	$19.41
Income from Investment Operations:
Net investment income/(loss)	.09	(.03)	.01
Net gain/(loss) on investments (both realized and unrealized)	(.57)	3.73	3.02
Total from Investment Operations	(.48)	3.70	3.03
Less Distributions:
Dividends (from net investment income)*	(.11)	(.06)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.11)	(.06)	–
Net Asset Value, End of Period	$25.49	$26.08	$22.44
Total Return**	(1.89)%	16.50%	15.61%
Net Assets, End of Period (in thousands)	$1,127	$176	$69
Average Net Assets for the Period (in thousands)	$820	$133	$25
Ratio of Gross Expenses to Average Net Assets***(3)	1.67%	1.81%	1.94%
Ratio of Net Expenses to Average Net Assets***(3)	1.67%	1.81%	1.89%
Ratio of Net Investment Loss to Average Net Assets***	(0.28)%	(0.26)%	(0.47)%
Portfolio Turnover Rate***	88%	75%	83%

Class C Shares

For a share outstanding during the fiscal year or period ended September 30,				Janus Venture
2011, the eleven-month fiscal period ended September 30, 2010 and the fiscal	Janus Triton Fund			Fund
period ended October 31, 2009	2011	2010(1)	2009(2)	2011(4)

Net Asset Value, Beginning of Period	$14.60	$11.60	$10.26	$60.66
Income from Investment Operations:
Net investment income/(loss)	(.06)	(.06)	–	(.08)
Net gain/(loss) on investments (both realized and unrealized)	.41	3.06	1.34	(10.61)
Total from Investment Operations	.35	3.00	1.34	(10.69)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(.31)	–	–	–
Total Distributions	(.31)	–	–	–
Net Asset Value, End of Period	$14.64	$14.60	$11.60	$49.97
Total Return**	2.16%	25.86%	13.06%	(17.62)%
Net Assets, End of Period (in thousands)	$61,322	$15,778	$6,018	$36
Average Net Assets for the Period (in thousands)	$49,099	$9,957	$4,585	$15
Ratio of Gross Expenses to Average Net Assets***(3)	1.80%(5)	1.79%(5)	2.09%(5)	2.11%
Ratio of Net Expenses to Average Net Assets***(3)	1.80%(5)	1.79%(5)	2.07%(5)	2.11%
Ratio of Net Investment Loss to Average Net Assets***	(1.05)%	(1.03)%	(0.02)%	(1.47)%
Portfolio Turnover Rate***	42%	35%	50%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from May 6, 2011 (inception date) through September 30, 2011.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.80% and 1.80%, respectively, in 2011, 1.78% and 1.78%, respectively, in 2010 and 2.09% and 2.07%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 129

Financial Highlights  (continued)

Class D Shares

	Janus Balanced Fund		Janus Contrarian Fund
For a share outstanding during each fiscal year or period ended September 30	2011	2010(1)	2011	2010(1)

Net Asset Value, Beginning of Period	$25.10	$24.09	$14.01	$12.96
Income from Investment Operations:
Net investment income	.56	.41	.01	.05
Net gain/(loss) on investments (both realized and unrealized)	(1.15)	1.03	(2.66)	1.00
Total from Investment Operations	(.59)	1.44	(2.65)	1.05
Less Distributions:
Dividends (from net investment income)*	(.54)	(.43)	(.04)	–
Distributions (from capital gains)*	(.78)	–	–	–
Total Distributions	(1.32)	(.43)	(.04)	–
Net Asset Value, End of Period	$23.19	$25.10	$11.32	$14.01
Total Return**	(2.69)%	6.04%	(18.96)%	8.10%
Net Assets, End of Period (in thousands)	$962,089	$983,757	$1,476,010	$2,134,011
Average Net Assets for the Period (in thousands)	$1,039,223	$960,754	$2,012,506	$2,113,716
Ratio of Gross Expenses to Average Net Assets***(2)	0.72%	0.73%	0.69%(3)	0.80%
Ratio of Net Expenses to Average Net Assets***(2)	0.72%	0.73%	0.69%(3)	0.80%
Ratio of Net Investment Income to Average Net Assets***	2.22%	2.72%	0.55%	0.52%
Portfolio Turnover Rate***	94%	83%	130%	104%

Class D Shares

	Janus Enterprise Fund		Janus Fund
For a share outstanding during each fiscal year or period ended September 30	2011	2010(1)	2011	2010(1)

Net Asset Value, Beginning of Period	$52.30	$45.90	$26.83	$25.24
Income from Investment Operations:
Net investment income	.05	.06	.17	.10
Net gain/(loss) on investments (both realized and unrealized)	.36	6.34	(1.46)	1.49
Total from Investment Operations	.41	6.40	(1.29)	1.59
Less Distributions:
Dividends (from net investment income)*	–	–	(.11)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	(.11)	–
Net Asset Value, End of Period	$52.71	$52.30	$25.43	$26.83
Total Return**	0.78%	13.94%	(4.86)%	6.30%
Net Assets, End of Period (in thousands)	$788,063	$814,176	$4,119,798	$4,706,894
Average Net Assets for the Period (in thousands)	$910,089	$774,796	$4,895,030	$4,678,358
Ratio of Gross Expenses to Average Net Assets***(2)	0.83%	0.88%	0.77%(4)	0.93%
Ratio of Net Expenses to Average Net Assets***(2)	0.83%	0.88%	0.77%(4)	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.23)%	(0.08)%	0.60%	0.61%
Portfolio Turnover Rate***	19%	24%	90%	44%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.67% and 0.67%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.77% and 0.77%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

130 | SEPTEMBER 30, 2011

Class D Shares

	Janus Growth and
	Income Fund(1)		Janus Research Fund
For a share outstanding during each fiscal year or period ended September 30	2011	2010(2)	2011	2010(2)

Net Asset Value, Beginning of Period	$28.50	$27.37	$26.35	$23.74
Income from Investment Operations:
Net investment income	.31	.27	.18	.13
Net gain/(loss) on investments (both realized and unrealized)	(2.24)	1.11	(.41)	2.48
Total from Investment Operations	(1.93)	1.38	(.23)	2.61
Less Distributions:
Dividends (from net investment income)*	(.32)	(.25)	(.15)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.32)	(.25)	(.15)	–
Net Asset Value, End of Period	$26.25	$28.50	$25.97	$26.35
Total Return**	(6.93)%	5.09%	(0.95)%	10.99%
Net Assets, End of Period (in thousands)	$1,757,879	$1,783,138	$1,616,618	$1,753,887
Average Net Assets for the Period (in thousands)	$2,045,514	$1,787,046	$1,896,215	$1,700,352
Ratio of Gross Expenses to Average Net Assets***(3)	0.80%	0.83%	0.77%	0.90%
Ratio of Net Expenses to Average Net Assets***(3)	0.80%	0.83%	0.76%	0.89%
Ratio of Net Investment Income to Average Net Assets***	1.06%	1.56%	0.58%	0.83%
Portfolio Turnover Rate***	65%	47%	88%	75%

Class D Shares

	Janus Triton Fund		Janus Twenty Fund
For a share outstanding during each fiscal year or period ended September 30	2011	2010(2)	2011	2010(2)

Net Asset Value, Beginning of Period	$14.69	$12.38	$60.37	$59.05
Income from Investment Operations:
Net investment income	.01	.01	.27	.12
Net gain/(loss) on investments (both realized and unrealized)	.49	2.30	(4.56)	1.20
Total from Investment Operations	.50	2.31	(4.29)	1.32
Less Distributions:
Dividends (from net investment income)*	–	–	(.23)	–
Distributions (from capital gains)*	(.31)	–	–	–
Total Distributions	(.31)	–	(.23)	–
Net Asset Value, End of Period	$14.88	$14.69	$55.85	$60.37
Total Return**	3.19%	18.66%	(7.16)%(4)	2.24%
Net Assets, End of Period (in thousands)	$454,229	$226,862	$4,132,242	$4,904,660
Average Net Assets for the Period (in thousands)	$429,320	$192,780	$5,018,914	$4,970,013
Ratio of Gross Expenses to Average Net Assets***(3)	0.82%(5)	0.83%(5)	0.81%	0.87%
Ratio of Net Expenses to Average Net Assets***(3)	0.82%(5)	0.83%(5)	0.81%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.06)%	(0.19)%	0.45%	0.31%
Portfolio Turnover Rate***	42%	35%	56%	39%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 10 in Notes to Financial Statements.
(2)	Period from February 16, 2010 (inception date) through September 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Total return reflects a non-recurring litigation settlement from Enron Corp. This resulted in an increase to the total return of 0.29% for the year ended September 30, 2011.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.82% and 0.82%, respectively, in 2011 and 0.83% and 0.83%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 131

Financial Highlights  (continued)

Class D Shares

	Janus Venture Fund
For a share outstanding during each fiscal year or period ended September 30	2011	2010(1)

Net Asset Value, Beginning of Period	$47.12	$41.61
Income from Investment Operations:
Net investment income/(loss)	(.01)	.03
Net gain on investments (both realized and unrealized)	3.19	5.48
Total from Investment Operations	3.18	5.51
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$50.30	$47.12
Total Return**	6.75%	13.24%
Net Assets, End of Period (in thousands)	$846,012	$842,433
Average Net Assets for the Period (in thousands)	$966,040	$823,838
Ratio of Gross Expenses to Average Net Assets***(2)	0.85%(3)	0.87%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.85%(3)	0.87%(3)
Ratio of Net Investment Loss to Average Net Assets***	(0.20)%	(0.39)%
Portfolio Turnover Rate***	54%	64%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010. Please see Note 9 regarding the Restructuring of former Class J Shares.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.84% and 0.84%, respectively, in 2011 and 0.85% and 0.85%, respectively, in 2010 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

132 | SEPTEMBER 30, 2011

Class I Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period
ended September 30, 2010 and the fiscal period ended	Janus Balanced Fund			Janus Contrarian Fund
October 31, 2009	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$25.09	$23.43	$21.31	$14.01	$11.70	$10.42
Income from Investment Operations:
Net investment income/(loss)	.53	.62	.04	(.01)	.05	–
Net gain/(loss) on investments (both realized and unrealized)	(1.09)	1.60	2.20	(2.61)	2.28	1.28
Total from Investment Operations	(.56)	2.22	2.24	(2.62)	2.33	1.28
Less Distributions and Other:
Dividends (from net investment income)*	(.56)	(.56)	(.12)	(.06)	(.02)	–
Distributions (from capital gains)*	(.78)	–	–	–	–	–
Return of capital	N/A	N/A	–(3)	N/A	N/A	N/A
Total Distributions and Other	(1.34)	(.56)	(.12)	(.06)	(.02)	–
Net Asset Value, End of Period	$23.19	$25.09	$23.43	$11.33	$14.01	$11.70
Total Return**	(2.56)%	9.57%	10.50%	(18.80)%	19.90%	12.28%
Net Assets, End of Period (in thousands)	$1,631,889	$304,168	$104,063	$58,036	$126,187	$57,734
Average Net Assets for the Period (in thousands)	$530,094	$223,843	$56,942	$115,103	$94,317	$27,329
Ratio of Gross Expenses to Average Net Assets***(4)	0.62%	0.65%	0.63%	0.65%(5)	0.74%	0.94%
Ratio of Net Expenses to Average Net Assets***(4)	0.62%	0.65%	0.62%	0.65%(5)	0.74%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.32%	2.67%	2.57%	0.54%	0.42%	(0.13)%
Portfolio Turnover Rate***	94%	83%	158%	130%	104%	80%

Class I Shares

For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month	Janus Enterprise Fund
fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$52.39	$42.51	$36.63
Income from Investment Operations:
Net investment income	.16	.11	.05
Net gain on investments (both realized and unrealized)	.31	9.77	5.83
Total from Investment Operations	.47	9.88	5.88
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$52.86	$52.39	$42.51
Total Return**	0.90%	23.24%	16.05%
Net Assets, End of Period (in thousands)	$344,500	$417,965	$416,272
Average Net Assets for the Period (in thousands)	$464,985	$487,246	$395,409
Ratio of Gross Expenses to Average Net Assets***(4)	0.72%	0.74%	0.82%
Ratio of Net Expenses to Average Net Assets***(4)	0.72%	0.74%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.13)%	(0.01)%	0.16%
Portfolio Turnover Rate***	19%	24%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.63% and 0.63%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 133

Financial Highlights  (continued)

Class I Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended	Janus Forty Fund
September 30, 2009 and each fiscal year ended July 31	2011	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$31.19	$30.61	$29.34	$39.79	$34.48	$28.40
Income from Investment Operations:
Net investment income	.41	–	.02	.09	.12	.07
Net gain/(loss) on investments (both realized and unrealized)	(2.25)	.58	1.25	(9.29)	5.35	7.15
Total from Investment Operations	(1.84)	.58	1.27	(9.20)	5.47	7.22
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	(.15)	(.10)
Distributions (from capital gains)*	–	–	–	(1.25)	(.01)	(1.04)
Return of capital	N/A	N/A	N/A	–(3)	N/A	N/A
Total Distributions and Other	–	–	–	(1.25)	(.16)	(1.14)
Net Asset Value, End of Period	$29.35	$31.19	$30.61	$29.34	$39.79	$34.48
Total Return**	(5.90)%	1.89%	4.33%	(22.11)%	15.84%	25.86%
Net Assets, End of Period (in thousands)	$951,430	$1,891,800	$771,852	$688,074	$783,030	$97,395
Average Net Assets for the Period (in thousands)	$1,591,680	$1,607,834	$723,953	$512,019	$364,025	$39,961
Ratio of Gross Expenses to Average Net Assets***(4)	0.74%	0.77%	0.67%	0.67%	0.65%	0.68%(5)
Ratio of Net Expenses to Average Net Assets***(4)	0.74%	0.77%	0.67%	0.67%	0.65%	0.68%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.57%	(0.03)%	(0.31)%	0.15%(6)	0.22%(6)	0.60%
Portfolio Turnover Rate***	51%	40%	22%	53%	40%	22%

Class I Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period				Janus Growth and
ended September 30, 2010 and the fiscal period ended October 31,	Janus Fund			Income Fund(7)
2009	2011	2010(8)	2009(9)	2011	2010(8)	2009(9)

Net Asset Value, Beginning of Period	$26.87	$23.96	$20.86	$28.50	$26.48	$23.24
Income from Investment Operations:
Net investment income	.17	.12	.02	.35	.36	.04
Net gain/(loss) on investments (both realized and unrealized)	(1.45)	2.82	3.08	(2.26)	2.01	3.24
Total from Investment Operations	(1.28)	2.94	3.10	(1.91)	2.37	3.28
Less Distributions:
Dividends (from net investment income)*	(.15)	(.03)	–	(.34)	(.35)	(.04)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.15)	(.03)	–	(.34)	(.35)	(.04)
Net Asset Value, End of Period	$25.44	$26.87	$23.96	$26.25	$28.50	$26.48
Total Return**	(4.83)%	12.28%	14.86%	(6.85)%	9.00%	14.12%
Net Assets, End of Period (in thousands)	$147,597	$135,877	$25,857	$23,016	$65,031	$6,761
Average Net Assets for the Period (in thousands)	$159,134	$93,710	$18,996	$57,356	$44,786	$2,059
Ratio of Gross Expenses to Average Net Assets***(4)	0.72%(10)	0.80%	0.73%	0.70%	0.72%	0.72%
Ratio of Net Expenses to Average Net Assets***(4)	0.72%(10)	0.80%	0.71%	0.70%	0.72%	0.67%
Ratio of Net Investment Income to Average Net Assets***	0.67%	0.67%	0.31%	1.18%	1.49%	0.42%
Portfolio Turnover Rate***	90%	44%	60%	65%	47%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.66% and 0.66%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.14% in 2008. The adjustment had no impact on the total net assets of the class.
(7)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 10 in Notes to Financial Statements.
(8)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(9)	Period from July 6, 2009 (inception date) through October 31, 2009.
(10)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.72% and 0.72%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

134 | SEPTEMBER 30, 2011

Class I Shares

For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month fiscal	Janus Research Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$26.38	$22.50	$19.41
Income from Investment Operations:
Net investment income	.19	.18	–
Net gain/(loss) on investments (both realized and unrealized)	(.41)	3.78	3.09
Total from Investment Operations	(.22)	3.96	3.09
Less Distributions:
Dividends (from net investment income)*	(.19)	(.08)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.19)	(.08)	–
Net Asset Value, End of Period	$25.97	$26.38	$22.50
Total Return**	(0.92)%	17.63%	15.92%
Net Assets, End of Period (in thousands)	$91,170	$72,225	$6,821
Average Net Assets for the Period (in thousands)	$88,419	$42,421	$794
Ratio of Gross Expenses to Average Net Assets***(3)	0.67%	0.79%	1.02%
Ratio of Net Expenses to Average Net Assets***(3)	0.67%	0.78%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.69%	0.86%	(0.57)%
Portfolio Turnover Rate***	88%	75%	83%

Class I Shares

For a share outstanding during the fiscal year or period ended September 30,				Janus Venture
2011, the eleven-month fiscal period ended September 30, 2010 and the fiscal	Janus Triton Fund			Fund
period ended October 31, 2009	2011	2010(1)	2009(2)	2011(4)

Net Asset Value, Beginning of Period	$14.72	$11.63	$10.26	$60.66
Income from Investment Operations:
Net investment income	.01	.04	.01	.02
Net gain/(loss) on investments (both realized and unrealized)	.51	3.09	1.36	(10.43)
Total from Investment Operations	.52	3.13	1.37	(10.41)
Less Distributions:
Dividends (from net investment income)*	–	(.04)	–	–
Distributions (from capital gains)*	(.31)	–	–	–
Total Distributions	(.31)	(.04)	–	–
Net Asset Value, End of Period	$14.93	$14.72	$11.63	$50.25
Total Return**	3.32%	26.96%	13.35%	(17.16)%
Net Assets, End of Period (in thousands)	$299,600	$74,640	$4,377	$1,557
Average Net Assets for the Period (in thousands)	$221,851	$23,645	$1,277	$388
Ratio of Gross Expenses to Average Net Assets***(3)	0.75%(5)	0.71%(5)	1.01%(5)	0.81%
Ratio of Net Expenses to Average Net Assets***(3)	0.75%(5)	0.71%(5)	0.97%(5)	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.01%	0.01%	0.73%	(0.08)%
Portfolio Turnover Rate***	42%	35%	50%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from May 6, 2011 (inception date) through September 30, 2011.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.75% and 0.75%, respectively, in 2011, 0.71% and 0.71%, respectively, in 2010 and 1.01% and 0.97%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 135

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period ended
September 30, 2010 and the fiscal period ended October 31,	Janus Balanced Fund			Janus Contrarian Fund
2009	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$25.08	$23.41	$21.31	$13.91	$11.67	$10.42
Income from Investment Operations:
Net investment income/(loss)	.41	.47	(.06)	(.11)	(.02)	(.03)
Net gain/(loss) on investments (both realized and unrealized)	(1.15)	1.60	2.24	(2.59)	2.26	1.28
Total from Investment Operations	(.74)	2.07	2.18	(2.70)	2.24	1.25
Less Distributions and Other:
Dividends (from net investment income)*	(.41)	(.40)	(.08)	–	–	–
Distributions (from capital gains)*	(.78)	–	–	–	–	–
Return of capital	N/A	N/A	–(3)	N/A	N/A	N/A
Total Distributions and Other	(1.19)	(.40)	(.08)	–	–	–
Net Asset Value, End of Period	$23.15	$25.08	$23.41	$11.21	$13.91	$11.67
Total Return**	(3.28)%	8.90%	10.25%	(19.41)%	19.19%	12.00%
Net Assets, End of Period (in thousands)	$156,098	$120,585	$49,678	$2,506	$3,905	$2,549
Average Net Assets for the Period (in thousands)	$150,156	$83,466	$39,380	$3,679	$3,256	$2,682
Ratio of Gross Expenses to Average Net Assets***(4)	1.33%	1.34%	1.35%	1.30%(5)	1.43%	1.67%
Ratio of Net Expenses to Average Net Assets***(4)	1.33%	1.34%	1.34%	1.30%(5)	1.43%	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.62%	1.96%	1.88%	(0.07)%	(0.30)%	(0.68)%
Portfolio Turnover Rate***	94%	83%	158%	130%	104%	80%

Class R Shares

For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month fiscal	Janus Enterprise Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$51.93	$42.41	$36.63
Income from Investment Operations:
Net investment loss	(.34)	(.24)	(.05)
Net gain on investments (both realized and unrealized)	.42	9.76	5.83
Total from Investment Operations	.08	9.52	5.78
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$52.01	$51.93	$42.41
Total Return**	0.15%	22.45%	15.78%
Net Assets, End of Period (in thousands)	$49,505	$51,998	$43,798
Average Net Assets for the Period (in thousands)	$59,371	$48,548	$41,524
Ratio of Gross Expenses to Average Net Assets***(4)	1.43%	1.47%	1.57%
Ratio of Net Expenses to Average Net Assets***(4)	1.43%	1.47%	1.55%
Ratio of Net Investment Loss to Average Net Assets***	(0.83)%	(0.72)%	(0.58)%
Portfolio Turnover Rate***	19%	24%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.28% and 1.28%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

136 | SEPTEMBER 30, 2011

Class R Shares

For a share outstanding during each fiscal year ended
September 30, the two-month fiscal period ended	Janus Forty Fund
September 30, 2009 and each fiscal year ended July 31	2011	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$30.11	$29.76	$28.56	$39.07	$33.99	$28.18
Income from Investment Operations:
Net investment income/(loss)	(.06)	(.04)	–	(.02)	(.02)	–
Net gain/(loss) on investments (both realized and unrealized)	(1.91)	.39	1.20	(9.24)	5.11	6.90
Total from Investment Operations	(1.97)	.35	1.20	(9.26)	5.09	6.90
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	(.05)
Distributions (from capital gains)*	–	–	–	(1.25)	(.01)	(1.04)
Return of capital	N/A	N/A	N/A	–(3)	N/A	N/A
Total Distributions and Other	–	–	–	(1.25)	(.01)	(1.09)
Net Asset Value, End of Period	$28.14	$30.11	$29.76	$28.56	$39.07	$33.99
Total Return**	(6.54)%	1.18%	4.20%	(22.69)%	14.96%	24.92%
Net Assets, End of Period (in thousands)	$188,830	$241,690	$159,146	$144,400	$101,590	$21,923
Average Net Assets for the Period (in thousands)	$247,138	$203,710	$151,006	$98,570	$53,811	$12,731
Ratio of Gross Expenses to Average Net Assets***(4)	1.42%	1.46%	1.41%	1.41%	1.40%	1.43%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.42%	1.46%	1.41%	1.41%	1.39%	1.43%(5)
Ratio of Net Investment Loss to Average Net Assets***	(0.09)%	(0.66)%	(1.05)%	(0.58)%(6)	(0.53)%(6)	(0.15)%
Portfolio Turnover Rate***	51%	40%	22%	53%	40%	22%

Class R Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period ended				Janus Growth and
September 30, 2010 and the fiscal period ended October 31,	Janus Fund			Income Fund(7)
2009	2011	2010(8)	2009(9)	2011	2010(8)	2009(9)

Net Asset Value, Beginning of Period	$26.68	$23.91	$20.86	$28.48	$26.45	$23.24
Income from Investment Operations:
Net investment income/(loss)	.01	(.02)	(.02)	.12	.15	(.01)
Net gain/(loss) on investments (both realized and unrealized)	(1.47)	2.79	3.07	(2.23)	2.03	3.23
Total from Investment Operations	(1.46)	2.77	3.05	(2.11)	2.18	3.22
Less Distributions:
Dividends (from net investment income)*	–	–	–	(.15)	(.15)	(.01)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	(.15)	(.15)	(.01)
Net Asset Value, End of Period	$25.22	$26.68	$23.91	$26.22	$28.48	$26.45
Total Return**	(5.47)%	11.59%	14.62%	(7.49)%	8.27%	13.83%
Net Assets, End of Period (in thousands)	$2,175	$1,299	$781	$1,931	$2,000	$1,789
Average Net Assets for the Period (in thousands)	$1,644	$1,097	$776	$2,691	$2,026	$1,853
Ratio of Gross Expenses to Average Net Assets***(4)	1.37%(10)	1.47%	1.45%	1.39%	1.44%	1.45%
Ratio of Net Expenses to Average Net Assets***(4)	1.37%(10)	1.47%	1.44%	1.39%	1.43%	1.44%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	(0.10)%	(0.34)%	0.46%	0.58%	(0.14)%
Portfolio Turnover Rate***	90%	44%	60%	65%	47%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.40% and 1.40%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.15% in 2008. The adjustment had no impact on the total net assets of the class.
(7)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 10 in Notes to Financial Statements.
(8)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(9)	Period from July 6, 2009 (inception date) through October 31, 2009.
(10)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.37% and 1.37%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 137

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month fiscal	Janus Triton Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.68	$11.64	$10.26
Income from Investment Operations:
Net investment income/(loss)	(.04)	(.04)	.01
Net gain on investments (both realized and unrealized)	.45	3.08	1.37
Total from Investment Operations	.41	3.04	1.38
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(.31)	–	–
Total Distributions	(.31)	–	–
Net Asset Value, End of Period	$14.78	$14.68	$11.64
Total Return**	2.57%	26.12%	13.45%
Net Assets, End of Period (in thousands)	$16,032	$4,373	$1,167
Average Net Assets for the Period (in thousands)	$13,079	$2,304	$983
Ratio of Gross Expenses to Average Net Assets***(3)	1.43%(4)	1.46%(4)	1.81%(4)
Ratio of Net Expenses to Average Net Assets***(3)	1.43%(4)	1.45%(4)	1.80%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.69)%	(0.72)%	0.21%
Portfolio Turnover Rate***	42%	35%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.43% and 1.43%, respectively, in 2011, 1.45% and 1.45%, respectively, in 2010 and 1.81% and 1.80%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

138 | SEPTEMBER 30, 2011

Class S Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period ended
September 30, 2010 and the fiscal period ended	Janus Balanced Fund			Janus Contrarian Fund
October 31, 2009	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$25.11	$23.42	$21.31	$13.96	$11.68	$10.42
Income from Investment Operations:
Net investment income/(loss)	.47	.51	(.06)	(.11)	.01	(.02)
Net gain/(loss) on investments (both realized and unrealized)	(1.15)	1.62	2.26	(2.58)	2.27	1.28
Total from Investment Operations	(.68)	2.13	2.20	(2.69)	2.28	1.26
Less Distributions and Other:
Dividends (from net investment income)*	(.46)	(.44)	(.09)	–	–	–
Distributions (from capital gains)*	(.78)	–	–	–	–	–
Return of capital	N/A	N/A	–(3)	N/A	N/A	N/A
Total Distributions and Other	(1.24)	(.44)	(.09)	–	–	–
Net Asset Value, End of Period	$23.19	$25.11	$23.42	$11.27	$13.96	$11.68
Total Return**	(3.03)%	9.17%	10.33%	(19.27)%	19.52%	12.09%
Net Assets, End of Period (in thousands)	$614,608	$618,469	$502,602	$2,662	$7,021	$4,493
Average Net Assets for the Period (in thousands)	$664,970	$583,340	$480,565	$5,556	$7,644	$4,551
Ratio of Gross Expenses to Average Net Assets***(4)	1.08%	1.09%	1.10%	1.06%(5)	1.18%	1.42%
Ratio of Net Expenses to Average Net Assets***(4)	1.08%	1.09%	1.09%	1.06%(5)	1.18%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.86%	2.20%	2.15%	0.11%	(0.02)%	(0.46)%
Portfolio Turnover Rate***	94%	83%	158%	130%	104%	80%

Class S Shares

For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month	Janus Enterprise Fund
fiscal period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$52.09	$42.45	$36.63
Income from Investment Operations:
Net investment loss	(.20)	(.15)	(.02)
Net gain on investments (both realized and unrealized)	.42	9.79	5.84
Total from Investment Operations	.22	9.64	5.82
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$52.31	$52.09	$42.45
Total Return**	0.42%	22.71%	15.89%
Net Assets, End of Period (in thousands)	$186,891	$213,550	$218,354
Average Net Assets for the Period (in thousands)	$226,170	$213,868	$215,750
Ratio of Gross Expenses to Average Net Assets***(4)	1.18%	1.22%	1.31%
Ratio of Net Expenses to Average Net Assets***(4)	1.18%	1.22%	1.30%
Ratio of Net Investment Loss to Average Net Assets***	(0.58)%	(0.48)%	(0.34)%
Portfolio Turnover Rate***	19%	24%	41%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.03% and 1.03%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 139

Financial Highlights  (continued)

Class S Shares

For a share outstanding during each fiscal year
ended September 30, the two-month fiscal
period ended September 30, 2009 and each	Janus Forty Fund
fiscal year ended July 31	2011	2010	2009(1)	2009(2)	2008	2007

Net Asset Value, Beginning of Period	$30.60	$30.17	$28.94	$39.47	$34.27	$28.30
Income from Investment Operations:
Net investment income/(loss)	.06	(.02)	–	(.01)	(.01)	.03
Net gain/(loss) on investments (both realized and unrealized)	(1.98)	.45	1.23	(9.27)	5.24	7.00
Total from Investment Operations	(1.92)	.43	1.23	(9.28)	5.23	7.03
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	(.02)	(.02)
Distributions (from capital gains)*	–	–	–	(1.25)	(.01)	(1.04)
Return of capital	N/A	N/A	N/A	–(3)	N/A	N/A
Total Distributions and Other	–	–	–	(1.25)	(.03)	(1.06)
Net Asset Value, End of Period	$28.68	$30.60	$30.17	$28.94	$39.47	$34.27
Total Return**	(6.27)%	1.43%	4.25%	(22.51)%	15.24%	25.27%
Net Assets, End of Period (in thousands)	$1,904,767	$2,994,743	$2,878,790	$2,821,241	$3,910,499	$2,671,702
Average Net Assets for the Period (in thousands)	$2,870,863	$2,964,526	$2,835,097	$2,383,060	$3,535,839	$1,966,832
Ratio of Gross Expenses to Average Net Assets***(4)	1.17%	1.20%	1.16%	1.15%	1.14%	1.18%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.17%	1.20%	1.16%	1.15%	1.14%	1.18%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.16%	(0.42)%	(0.80)%	(0.34)%(6)	(0.21)%(6)	0.09%
Portfolio Turnover Rate***	51%	40%	22%	53%	40%	22%

Class S Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period ended				Janus Growth and
September 30, 2010 and the fiscal period ended October 31,	Janus Fund			Income Fund(7)
2009	2011	2010(8)	2009(9)	2011	2010(8)	2009(9)

Net Asset Value, Beginning of Period	$26.77	$23.95	$20.86	$28.51	$26.46	$23.24
Income from Investment Operations:
Net investment income	.06	.01	–	.21	.22	.01
Net gain/(loss) on investments (both realized and unrealized)	(1.46)	2.81	3.09	(2.25)	2.03	3.23
Total from Investment Operations	(1.40)	2.82	3.09	(2.04)	2.25	3.24
Less Distributions:
Dividends (from net investment income)*	(.02)	–	–	(.21)	(.20)	(.02)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.02)	–	–	(.21)	(.20)	(.02)
Net Asset Value, End of Period	$25.35	$26.77	$23.95	$26.26	$28.51	$26.46
Total Return**	(5.25)%	11.77%	14.81%	(7.26)%	8.52%	13.94%
Net Assets, End of Period (in thousands)	$60,817	$76,034	$84,350	$46,970	$58,402	$66,211
Average Net Assets for the Period (in thousands)	$76,115	$79,758	$85,637	$62,132	$63,457	$66,895
Ratio of Gross Expenses to Average Net Assets***(4)	1.14%(10)	1.25%	1.20%	1.15%	1.18%	1.20%
Ratio of Net Expenses to Average Net Assets***(4)	1.14%(10)	1.25%	1.19%	1.15%	1.18%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.23%	0.04%	(0.08)%	0.71%	0.81%	0.10%
Portfolio Turnover Rate***	90%	44%	60%	65%	47%	40%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Return of capital aggregated less than $.01 on a per share basis.
(4)	See Note 6 in Notes to Financial Statements.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 1.15% and 1.15%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009 and 0.10% in 2008. The adjustment had no impact on the total net assets of the class.
(7)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 10 in Notes to Financial Statements.
(8)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(9)	Period from July 6, 2009 (inception date) through October 31, 2009.
(10)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.14% and 1.14%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

140 | SEPTEMBER 30, 2011

Class S Shares

For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month fiscal	Janus Research Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$26.21	$22.46	$19.41
Income from Investment Operations:
Net investment income	.02	.13	–
Net gain/(loss) on investments (both realized and unrealized)	(.36)	3.70	3.05
Total from Investment Operations	(.34)	3.83	3.05
Less Distributions:
Dividends (from net investment income)*	(.05)	(.08)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(.05)	(.08)	–
Net Asset Value, End of Period	$25.82	$26.21	$22.46
Total Return**	(1.32)%	17.06%	15.71%
Net Assets, End of Period (in thousands)	$416	$13	$11
Average Net Assets for the Period (in thousands)	$145	$17	$1
Ratio of Gross Expenses to Average Net Assets***(3)	1.10%	1.25%	1.66%
Ratio of Net Expenses to Average Net Assets***(3)	1.10%	1.25%	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.31%	0.38%	(0.24)%
Portfolio Turnover Rate***	88%	75%	83%

Class S Shares

For a share outstanding during the fiscal year or period ended September 30,				Janus Venture
2011, the eleven-month fiscal period ended September 30, 2010 and the fiscal	Janus Triton Fund			Fund
period ended October 31, 2009	2011	2010(1)	2009(2)	2011(4)

Net Asset Value, Beginning of Period	$14.65	$11.60	$10.26	$60.66
Income from Investment Operations:
Net investment income/(loss)	–	(.03)	.01	(.01)
Net gain/(loss) on investments (both realized and unrealized)	.45	3.10	1.33	(10.49)
Total from Investment Operations	.45	3.07	1.34	(10.50)
Less Distributions:
Dividends (from net investment income)*	–	(.02)	–	–
Distributions (from capital gains)*	(.31)	–	–	–
Total Distributions	(.31)	(.02)	–	–
Net Asset Value, End of Period	$14.79	$14.65	$11.60	$50.16
Total Return**	2.85%	26.45%	13.06%	(17.31)%
Net Assets, End of Period (in thousands)	$30,983	$6,444	$3,845	$8
Average Net Assets for the Period (in thousands)	$20,684	$5,740	$2,245	$9
Ratio of Gross Expenses to Average Net Assets***(3)	1.18%(5)	1.23%(5)	1.59%(5)	1.18%
Ratio of Net Expenses to Average Net Assets***(3)	1.18%(5)	1.23%(5)	1.57%(5)	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.43)%	(0.48)%	0.70%	(0.59)%
Portfolio Turnover Rate***	42%	35%	50%	54%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Period from May 6, 2011 (inception date) through September 30, 2011.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 1.18% and 1.18%, respectively, in 2011, 1.23% and 1.23%, respectively, in 2010 and 1.59% and 1.57%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 141

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the fiscal year
ended September 30, 2011, the eleven-month
fiscal period ended September 30, 2010 and	Janus Balanced Fund
each fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$25.10	$23.42	$20.58	$27.00	$24.07	$21.62
Income from Investment Operations:
Net investment income	.51	.58	.36	.59	.59	.43
Net gain/(loss) on investments (both realized and unrealized)	(1.13)	1.61	3.80	(5.58)	2.91	2.45
Total from Investment Operations	(.62)	2.19	4.16	(4.99)	3.50	2.88
Less Distributions and Other:
Dividends (from net investment income)*	(.51)	(.51)	(.74)	(.59)	(.57)	(.43)
Distributions (from capital gains)*	(.78)	–	(.58)	(.84)	–	–
Return of capital	N/A	N/A	–(2)	N/A	N/A	N/A
Total Distributions and Other	(1.29)	(.51)	(1.32)	(1.43)	(.57)	(.43)
Net Asset Value, End of Period	$23.19	$25.10	$23.42	$20.58	$27.00	$24.07
Total Return**	(2.78)%	9.43%	21.56%	(19.34)%	14.73%	13.41%
Net Assets, End of Period (in thousands)	$3,066,279	$2,957,642	$3,438,753	$2,361,537	$2,786,455	$2,478,237
Average Net Assets for the Period (in thousands)	$3,227,273	$3,136,111	$2,749,762	$2,733,572	$2,593,935	$2,499,295
Ratio of Gross Expenses to Average Net Assets***(3)	0.83%	0.82%	0.82%	0.79%	0.79%	0.82%
Ratio of Net Expenses to Average Net Assets***(3)	0.83%	0.82%	0.82%	0.79%	0.79%	0.81%
Ratio of Net Investment Income to Average Net Assets***	2.11%	2.43%	2.72%	2.42%	2.34%	1.85%
Portfolio Turnover Rate***	94%	83%	158%	109%	60%	50%

Class T Shares

For a share outstanding during the fiscal year
ended September 30, 2011, the eleven-month
fiscal period ended September 30, 2010 and	Janus Contrarian Fund
each fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$14.00	$11.69	$10.90	$21.19	$17.44	$14.20
Income from Investment Operations:
Net investment income/(loss)	(.04)	–	–	.07	.06	.21
Net gain/(loss) on investments (both realized and unrealized)	(2.62)	2.32	1.22	(9.40)	5.71	3.25
Total from Investment Operations	(2.66)	2.32	1.22	(9.33)	5.77	3.46
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	(.01)	(.05)	(.08)	(.21)	(.04)
Distributions (from capital gains)*	–	–	(.37)	(.88)	(1.81)	(.18)
Return of capital	N/A	N/A	(.01)	N/A	N/A	N/A
Total Distributions and Other	(.03)	(.01)	(.43)	(.96)	(2.02)	(.22)
Net Asset Value, End of Period	$11.31	$14.00	$11.69	$10.90	$21.19	$17.44
Total Return**	(19.04)%	19.81%	12.35%	(46.02)%	36.17%	24.60%
Net Assets, End of Period (in thousands)	$849,035	$1,701,378	$3,655,102	$3,927,985	$8,452,208	$4,002,929
Average Net Assets for the Period (in thousands)	$1,474,114	$2,454,799	$3,398,196	$7,251,667	$6,378,807	$3,511,568
Ratio of Gross Expenses to Average Net Assets***(3)	0.81%(4)	0.91%	1.01%(4)	1.01%	0.97%	0.95%
Ratio of Net Expenses to Average Net Assets***(3)	0.81%(4)	0.91%	1.00%(4)	1.00%	0.96%	0.94%
Ratio of Net Investment Income to Average Net Assets***	0.40%	0.16%	0.02%	0.43%	0.38%	1.41%
Portfolio Turnover Rate***	130%	104%	80%	52%	28%	39%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Return of capital aggregated less than $.01 on a per share basis.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.78% and 0.78%, respectively, in 2011 and 0.98% and 0.98%, respectively, in 2009 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

142 | SEPTEMBER 30, 2011

Class T Shares

For a share outstanding during the fiscal year
ended September 30, 2011, the eleven-month
fiscal period ended September 30, 2010 and each	Janus Enterprise Fund
fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$52.27	$42.50	$35.71	$59.39	$45.65	$39.48
Income from Investment Operations:
Net investment income/(loss)	(.03)	(.04)	(.01)	.05	(.01)	(.04)
Net gain/(loss) on investments (both realized and unrealized)	.39	9.81	6.80	(23.73)	13.75	6.21
Total from Investment Operations	.36	9.77	6.79	(23.68)	13.74	6.17
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	–
Net Asset Value, End of Period	$52.63	$52.27	$42.50	$35.71	$59.39	$45.65
Total Return**	0.69%	22.99%	19.01%	(39.87)%	30.10%	15.63%
Net Assets, End of Period (in thousands)	$723,261	$816,087	$1,521,578	$1,397,516	$2,233,224	$1,743,616
Average Net Assets for the Period (in thousands)	$900,476	$1,074,011	$1,335,838	$2,025,505	$1,926,163	$1,778,532
Ratio of Gross Expenses to Average Net Assets***(2)	0.93%	0.95%	0.99%	0.92%	0.94%	1.00%
Ratio of Net Expenses to Average Net Assets***(2)	0.93%	0.95%	0.98%	0.92%	0.93%	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.34)%	(0.23)%	(0.09)%	0.04%	(0.04)%	(0.24)%
Portfolio Turnover Rate***	19%	24%	41%	69%	32%	40%

Class T Shares

For a share outstanding during each fiscal year ended September 30, the two-month	Janus Forty Fund
fiscal period ended September 30, 2009 and the fiscal period ended July 31, 2009	2011	2010	2009(3)	2009(4)

Net Asset Value, Beginning of Period	$30.69	$30.18	$28.95	$25.87
Income from Investment Operations:
Net investment income/(loss)	.15	.02	(.09)	.09
Net gain/(loss) on investments (both realized and unrealized)	(2.01)	.49	1.32	2.99
Total from Investment Operations	(1.86)	.51	1.23	3.08
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$28.83	$30.69	$30.18	$28.95
Total Return**	(6.06)%	1.69%	4.25%	11.91%
Net Assets, End of Period (in thousands)	$31,178	$29,048	$375	$1
Average Net Assets for the Period (in thousands)	$38,574	$10,232	$76	$1
Ratio of Gross Expenses to Average Net Assets***(2)	0.92%	1.02%	0.95%	1.03%
Ratio of Net Expenses to Average Net Assets***(2)	0.92%	1.02%	0.95%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.40%	(0.11)%	(0.80)%	1.38%(5)
Portfolio Turnover Rate***	51%	40%	22%	53%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through July 31, 2009.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.21% for the fiscal period ended July 31, 2009. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

Janus Growth & Core Funds | 143

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the fiscal year
ended September 30, 2011, the eleven-
month fiscal period ended September 30,	Janus Fund
2010 and each fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$26.82	$23.95	$20.35	$33.66	$27.43	$24.44
Income from Investment Operations:
Net investment income	.16	.09	.11	.18	.16	.09
Net gain/(loss) on investments (both realized and unrealized)	(1.50)	2.80	3.76	(13.33)	6.17	2.92
Total from Investment Operations	(1.34)	2.89	3.87	(13.15)	6.33	3.01
Less Distributions:
Dividends (from net investment income)*	(.06)	(.02)	(.27)	(.16)	(.10)	(.02)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.06)	(.02)	(.27)	(.16)	(.10)	(.02)
Net Asset Value, End of Period	$25.42	$26.82	$23.95	$20.35	$33.66	$27.43
Total Return**	(5.01)%	12.06%	19.35%	(39.24)%	23.12%	12.31%
Net Assets, End of Period (in thousands)	$2,032,008	$2,800,369	$8,100,358	$7,528,294	$13,038,747	$11,208,629
Average Net Assets for the Period (in thousands)	$2,583,683	$5,138,181	$7,312,389	$10,973,577	$11,816,878	$11,232,055
Ratio of Gross Expenses to Average Net Assets***(2)	0.89%(3)	0.94%	0.89%	0.88%	0.88%	0.90%
Ratio of Net Expenses to Average Net Assets***(2)	0.89%(3)	0.94%	0.88%	0.87%	0.87%	0.90%
Ratio of Net Investment Income to Average Net Assets***	0.48%	0.21%	0.49%	0.60%	0.52%	0.34%
Portfolio Turnover Rate***	90%	44%	60%	95%	32%	69%

Class T Shares

For a share outstanding during the fiscal year
ended September 30, 2011, the eleven-month	Janus Growth and
fiscal period ended September 30, 2010 and	Income Fund(4)
each fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$28.50	$26.47	$21.90	$44.20	$37.36	$33.97
Income from Investment Operations:
Net investment income	.28	.28	.28	.38	.63	.61
Net gain/(loss) on investments (both realized and unrealized)	(2.25)	2.03	4.56	(17.92)	6.86	3.30
Total from Investment Operations	(1.97)	2.31	4.84	(17.54)	7.49	3.91
Less Distributions:
Dividends (from net investment income)*	(.28)	(.28)	(.27)	(.49)	(.65)	(.52)
Distributions (from capital gains)*	–	–	–	(4.27)	–	–
Total Distributions	(.28)	(.28)	(.27)	(4.76)	(.65)	(.52)
Net Asset Value, End of Period	$26.25	$28.50	$26.47	$21.90	$44.20	$37.36
Total Return**	(7.03)%	8.79%	22.32%	(43.79)%	20.22%	11.56%
Net Assets, End of Period (in thousands)	$1,253,824	$1,615,457	$3,622,998	$3,345,701	$7,107,894	$6,780,817
Average Net Assets for the Period (in thousands)	$1,639,387	$2,383,198	$3,231,514	$5,463,501	$6,738,311	$6,677,364
Ratio of Gross Expenses to Average Net Assets***(2)	0.90%	0.90%	0.90%	0.87%	0.87%	0.89%
Ratio of Net Expenses to Average Net Assets***(2)	0.90%	0.90%	0.89%	0.86%	0.86%	0.88%
Ratio of Net Investment Income to Average Net Assets***	0.96%	0.90%	1.22%	1.17%	1.98%	1.90%
Portfolio Turnover Rate***	65%	47%	40%	76%	54%	50%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.89% and 0.89%, respectively, in 2011 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.

144 | SEPTEMBER 30, 2011

Class T Shares

For a share outstanding during the fiscal year
ended September 30, 2011, the eleven-month
fiscal period ended September 30, 2010 and	Janus Research Fund
each fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$26.33	$22.49	$18.25	$32.09	$24.19	$22.05
Income from Investment Operations:
Net investment income	.16	.15	.17	.05	.03	.02
Net gain/(loss) on investments (both realized and unrealized)	(.42)	3.75	4.23	(13.86)	7.89	2.18
Total from Investment Operations	(.26)	3.90	4.40	(13.81)	7.92	2.20
Less Distributions:
Dividends (from net investment income)*	(.13)	(.06)	(.16)	(.03)	(.02)	(.06)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.13)	(.06)	(.16)	(.03)	(.02)	(.06)
Net Asset Value, End of Period	$25.94	$26.33	$22.49	$18.25	$32.09	$24.19
Total Return**	(1.04)%	17.36%	24.29%	(43.08)%	32.76%	10.00%
Net Assets, End of Period (in thousands)	$1,213,477	$1,354,695	$2,890,078	$2,590,521	$5,006,239	$3,876,997
Average Net Assets for the Period (in thousands)	$1,465,454	$1,881,088	$2,505,457	$4,097,719	$4,266,701	$4,052,013
Ratio of Gross Expenses to Average Net Assets***(2)	0.87%	1.02%	1.02%	1.06%	1.01%	0.98%
Ratio of Net Expenses to Average Net Assets***(2)	0.87%	1.02%	1.01%	1.05%	1.00%	0.97%
Ratio of Net Investment Income to Average Net Assets***	0.48%	0.44%	0.59%	0.24%	0.11%	0.11%
Portfolio Turnover Rate***	88%	75%	83%	102%	72%	147%

Class T Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period
ended September 30, 2010 and each fiscal year ended	Janus Triton Fund
October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$14.68	$11.60	$8.89	$17.13	$13.09	$10.86
Income from Investment Operations:
Net investment income	–	.01	.01	.02	–	.01
Net gain/(loss) on investments (both realized and unrealized)	.48	3.09	2.70	(6.36)	4.22	2.27
Total from Investment Operations	.48	3.10	2.71	(6.34)	4.22	2.28
Less Distributions and Other:
Dividends (from net investment income)*	–	(.02)	–(3)	–	–	(.03)
Distributions (from capital gains)*	(.31)	–	–	(1.90)	(.18)	(.02)
Return of capital	N/A	N/A	N/A	–(4)	N/A	N/A
Total Distributions and Other	(.31)	(.02)	–	(1.90)	(.18)	(.05)
Net Asset Value, End of Period	$14.85	$14.68	$11.60	$8.89	$17.13	$13.09
Total Return**	3.05%	26.74%	30.55%	(41.05)%	32.57%	21.06%
Net Assets, End of Period (in thousands)	$830,444	$431,352	$315,350	$122,852	$151,888	$111,993
Average Net Assets for the Period (in thousands)	$846,328	$313,740	$193,298	$143,209	$120,057	$105,268
Ratio of Gross Expenses to Average Net Assets***(2)	0.93%(5)	0.96%(5)	1.18%(5)	1.20%(5)	1.13%	1.11%
Ratio of Net Expenses to Average Net Assets***(2)	0.93%(5)	0.96%(5)	1.17%(5)	1.20%(5)	1.11%	1.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.17)%	(0.14)%	0.06%	(0.23)%	(0.28)%	0.12%
Portfolio Turnover Rate***	42%	35%	50%	88%	93%	262%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Dividends (from net investment income) aggregated less than $.01 on a per share basis.
(4)	Return of capital aggregated less than $.01 on a per share basis.
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.93% and 0.93%, respectively, in 2011, 0.96% and 0.96%, respectively, in 2010, 1.18% and 1.17% respectively, in 2009, and 1.16% and 1.16%, respectively, in 2008 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Growth & Core Funds | 145

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the fiscal year
ended September 30, 2011, the eleven-
month fiscal period ended September 30,	Janus Twenty Fund
2010 and each fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$60.33	$57.00	$46.29	$74.70	$52.93	$47.63
Income from Investment Operations:
Net investment income/(loss)	.16	(.12)	.06	.01	.15	.32
Net gain/(loss) on investments (both realized and unrealized)	(4.53)	3.45	10.66	(28.27)	21.94	5.08
Total from Investment Operations	(4.37)	3.33	10.72	(28.26)	22.09	5.40
Less Distributions and Other:
Dividends (from net investment income)*	(.15)	–	–	(.15)	(.32)	(.10)
Distributions (from capital gains)*	–	–	–	–	–	–
Return of capital	N/A	N/A	(.01)	N/A	N/A	N/A
Total Distributions and Other	(.15)	–	(.01)	(.15)	(.32)	(.10)
Net Asset Value, End of Period	$55.81	$60.33	$57.00	$46.29	$74.70	$52.93
Total Return**	(7.28)%(2)	5.84%	23.16%	(37.91)%	41.95%	11.35%
Net Assets, End of Period (in thousands)	$2,985,145	$3,850,699	$9,016,257	$7,671,239	$12,769,465	$9,582,463
Average Net Assets for the Period (in thousands)	$3,792,727	$5,792,097	$7,846,950	$11,801,120	$10,355,207	$9,511,589
Ratio of Gross Expenses to Average Net Assets***(3)	0.93%	0.91%	0.86%	0.85%	0.88%(4)	0.88%(4)
Ratio of Net Expenses to Average Net Assets***(3)	0.93%	0.91%	0.86%	0.84%	0.88%(4)	0.87%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.33%	(0.14)%	(0.10)%	(0.07)%(5)	0.22%	0.60%
Portfolio Turnover Rate***	56%	39%	32%	42%	20%	41%

Class T Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period
ended September 30, 2010 and each fiscal year	Janus Venture Fund
ended October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$47.08	$38.68	$29.82	$79.09	$65.75	$56.82
Income from Investment Operations:
Net investment income/(loss)	(.06)	(.13)	–	.07	(.02)	(.06)
Net gain/(loss) on investments (both realized and unrealized)	3.19	8.53	8.86	(34.87)	20.85	11.92
Total from Investment Operations	3.13	8.40	8.86	(34.80)	20.83	11.86
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	(14.47)	(7.49)	(2.93)
Return of capital	N/A	N/A	N/A	–(6)	N/A	N/A
Total Distributions and Other	–	–	–	(14.47)	(7.49)	(2.93)
Net Asset Value, End of Period	$50.21	$47.08	$38.68	$29.82	$79.09	$65.75
Total Return**	6.65%	21.72%	29.71%	(52.62)%	34.68%	21.69%
Net Assets, End of Period (in thousands)	$219,453	$206,712	$921,384	$760,880	$1,764,166	$1,398,455
Average Net Assets for the Period (in thousands)	$239,806	$458,457	$776,334	$1,268,992	$1,549,495	$1,353,079
Ratio of Gross Expenses to Average Net Assets***(3)	0.96%(7)	0.92%(7)	0.93%(7)	0.90%(7)	0.88%	0.91%
Ratio of Net Expenses to Average Net Assets***(3)	0.96%(7)	0.92%(7)	0.93%(7)	0.90%(7)	0.87%	0.91%
Ratio of Net Investment Loss to Average Net Assets***	(0.31)%	(0.47)%	(0.48)%	(0.46)%	(0.49)%	(0.55)%
Portfolio Turnover Rate***	54%	64%	40%	31%	57%	55%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Total return reflects a non-recurring litigation settlement from Enron Corp. This resulted in an increase to the total return of 0.28% for the year ended September 30, 2011.
(3)	See Note 6 in Notes to Financial Statements.
(4)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.86% and 0.86%, respectively, in 2007 and 0.87% and 0.87%, respectively, in 2006 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.09%. The adjustment had no impact on total net assets or total return of the class.
(6)	Return of capital aggregated less than $.01 on a per share basis.
(7)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets include dividends and interest on short positions and may include stock loan fees. The ratio would be 0.95% and 0.95%, respectively, in 2011, 0.90% and 0.90%, respectively, in 2010, 0.91% and 0.91%, respectively, in 2009 and 0.89% and 0.89%, respectively, in 2008 without the inclusion of dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

146 | SEPTEMBER 30, 2011

Notes to Schedules of Investments

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Barclays Capital U.S. Aggregate Bond Index (45%).

Barclays Capital U.S. Aggregate Bond Index	An unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Core Growth Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Janus Growth & Core Funds | 147

Notes to Schedules of Investments (continued)

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2500TMGrowth Index	Measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.

∞  Schedule of Fair Valued Securities (as of September 30, 2011)

		Value as a %
	Value	of Net Assets

Janus Forty Fund
Zynga, Inc. – Private Placement, 8.0000%	$27,308,234	0.7%

Janus Fund
Zynga, Inc. – Private Placement, 8.0000%	$34,973,461	0.5%

Janus Twenty Fund
Zynga, Inc. – Private Placement, 8.0000%	$37,718,258	0.5%

Janus Venture Fund
Digital Domain – Private Placement	$1,510,303	0.1%
Genius Products, Inc.	–	0.0%
Motorcar Parts of America, Inc. – Private Placement – expires 5/17/12	4,415	0.0%

	$1,514,718	0.1%

Securities are valued at “fair value” pursuant to procedures adopted by the Fund’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

148 | SEPTEMBER 30, 2011

§ Schedule of Restricted and Illiquid Securities (as of September 30, 2011)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Forty Fund
Zynga, Inc. – Private Placement, 8.0000%	2/17/11	$27,308,234	$27,308,234	0.7%

Janus Fund
Zynga, Inc. – Private Placement, 8.0000%	2/17/11	$34,973,461	$34,973,461	0.5%

Janus Twenty Fund
Zynga, Inc. – Private Placement, 8.0000%	2/17/11	$37,718,258	$37,718,258	0.5%

Janus Venture Fund
Digital Domain – Private Placement	7/26/07	$7,291,119	$1,510,303	0.1%
Genius Products, Inc.	5/1/09 – 3/30/11	37,439	–	0.0%
Motorcar Parts of America, Inc. – Private Placement – expires 5/17/12	5/17/07	198,682	4,415	0.0%

		$7,527,240	$1,514,718	0.1%

The Funds have registration rights for certain restricted securities held as of September 30, 2011. The issuer incurs all registration costs.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2011 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Balanced Fund	$475,351,420	6.4%
Janus Growth and Income Fund	9,515,550	0.3%

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended September 30, 2011.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/11

Janus Contrarian Fund
Boise, Inc.(1)	1,067,375	$7,720,843	8,092,795	$51,458,644	$(3,625,087)	$3,237,118	$–
St. Joe Co.*	1,433,220	25,640,031	2,161,690	124,304,111	(69,420,896)	–	111,008,250
Synovus Financial Corp.(1)	39,864,801	111,149,290	39,864,801	77,180,500	(33,968,790)	367,376	–
Vail Resorts, Inc.(1)	–	–	2,248,511	101,826,373	(6,871,916)	252,980	N/A

		$144,510,164		$354,769,628	$(113,886,689)	$3,857,474	$111,008,250

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/11

Janus Triton Fund
DTS, Inc.*	850,601	$34,445,011	121,750	$3,148,845	$2,199,798	$–	$26,903,677
Maidenform Brands, Inc.*(1)	844,580	22,383,814	–	–	–	–	N/A
RealD, Inc.*(1)	2,966,481	50,444,924	747,112	16,977,959	(6,996,033)	–	N/A
Rush Enterprises, Inc.*	133,545	2,094,137	21,603	261,495	121,682	–	7,066,489

		$109,367,886		$20,388,299	$(4,674,553)	$–	$33,970,166

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 9/30/11

Janus Venture Fund
Convio, Inc.*	107,710	$972,342	–	$–	$–	$–	$9,108,644
Genius Products, Inc.*,§	9,700	–	–	–	–	–	–
Health Grades, Inc.*	–	–	1,646,555	7,787,569	5,714,182	–	–
Horizon Lines, Inc. – Class A*(1)	–	–	309,330	5,930,597	(4,638,758)	83,876	N/A
Standard Parking Corp.*	65,115	1,274,648	–	–	–	–	14,754,322

		$2,246,990		$13,718,166	$1,075,424	$83,876	$23,862,966

(1)	Company was no longer an affiliate as of September 30, 2011.

Janus Growth & Core Funds | 149

Notes to Schedules of Investments (continued)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of September 30, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Balanced Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$89,915,781	$–

Bank Loans	–	45,360,459	–

Common Stock
Agricultural Chemicals	30,036,484	49,558,984	–
Commercial Banks	80,866,654	119,799,767	–
Diversified Banking Institutions	94,003,241	40,989,950	–
Life and Health Insurance	–	16,515,139	–
Medical – Drugs	233,753,692	60,879,321	–
All Other	3,167,941,085	–	–

Corporate Bonds	–	2,373,239,660	–

Preferred Stock	–	7,949,101	–

U.S. Government Agency Notes	–	344,891,309	–

U.S. Treasury Notes/Bonds	–	574,862,835	–

Money Market	–	197,679,153	–

Total Investments in Securities	$3,606,601,156	$3,921,641,459	$–

Investments in Securities:
Janus Contrarian Fund
Common Stock
Airlines	$78,501,810	$5,530,522	$–
Distribution/Wholesale	–	41,699,999	–
Electric – Generation	–	12,385,628	–
Electric – Transmission	–	12,216,313	–
Food – Miscellaneous/Diversified	–	7,828,108	–
Internet Gambling	–	18,772,621	–
Metal Processors and Fabricators	–	28,386,495	–
Oil Companies – Integrated	–	148,992,257	–
Property and Casualty Insurance	–	39,081,004	–
Real Estate Operating/Development	111,008,250	8,299,574	–
Retail – Major Department Stores	–	13,476,760	–
Steel – Producers	–	21,094,541	–
Tobacco	–	70,070,314	–
All Other	1,380,041,742	–	–

Money Market	–	507,923,636	–

Total Investments in Securities	$1,569,551,802	$935,757,772	$–

Investments in Securities:
Janus Enterprise Fund
Common Stock
Airlines	$–	$28,651,433	$–
Distribution/Wholesale	61,609,004	52,325,126
All Other	1,947,833,624	–	–

Money Market	–	83,304,076	–

Total Investments in Securities	$2,009,442,628	$164,280,635	$–

150 | SEPTEMBER 30, 2011

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Forty Fund
Common Stock
Apparel Manufacturers	$–	$28,627,423	$–
Brewery	–	4,210	–
Chemicals – Diversified	–	34,001,633	–
Commercial Banks	–	74,377,886	–
Industrial Automation and Robotics	–	192,538,578	–
Life and Health Insurance	–	147,057,186	–
Real Estate Operating/Development	–	11,174,191	–
Retail – Jewelry	–	89,359,245	–
All Other	3,309,862,336	–	–

Preferred Stock	–	–	27,308,234

Total Investments in Securities	$3,309,862,336	$577,140,352	$27,308,234

Investments in Securities:
Janus Fund
Common Stock
Apparel Manufacturers	$–	$56,199,731	$–
Brewery	–	181,897,355	–
Casino Hotels	–	52,083,879	–
Chemicals – Diversified	–	85,690,283	–
Food – Miscellaneous/Diversified	–	102,053,763	–
Industrial Automation and Robotics	–	89,734,738	–
Life and Health Insurance	–	46,677,361	–
Retail – Jewelry	–	69,840,399	–
Semiconductor Components/Integrated Circuits	51,740,942	73,077,850	–
Soap and Cleaning Preparations	–	41,253,975	–
All Other	5,805,150,347	–	–

Exchange – Traded Funds	56,323,114	28,347,755	–

Preferred Stock	–	–	34,973,461

Money Market	–	372,603,631	–

Total Investments in Securities	$5,913,214,403	$1,199,460,720	$34,973,461

Investments in Securities:
Janus Growth and Income Fund
Common Stock
Agricultural Chemicals	$25,315,531	$36,783,092	$–
Commercial Banks	68,600,515	73,449,908	–
Diversified Banking Institutions	74,911,919	24,248,515	–
Life and Health Insurance	–	15,420,245	–
Medical – Drugs	179,820,276	46,115,873	–
All Other	2,456,479,318	–	–

Corporate Bonds	–	118,329,521	–

Total Investments in Securities	$2,805,127,559	$314,347,154	$–

Janus Growth & Core Funds | 151

Notes to Schedules of Investments (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Research Fund
Common Stock
Apparel Manufacturers	$34,139,592	$12,199,051	$–
Automotive – Cars and Light Trucks	44,833,002	12,736,890	–
Brewery	–	14,473,824	–
Cellular Telecommunications	–	16,324,561	–
Chemicals – Diversified	21,588,278	13,912,138	–
Distribution/Wholesale	12,811,635	32,250,462	–
Electronic Components – Semiconductors	38,080,489	33,276,865	–
Food – Miscellaneous/Diversified	–	13,834,915	–
Industrial Automation and Robotics	–	27,928,491	–
Internet Gambling	–	14,285,947	–
Life and Health Insurance	–	26,165,528	–
Medical – Drugs	84,308,495	20,846,093	–
Oil Companies – Exploration and Production	74,068,928	21,451,364	–
Oil Companies – Integrated	22,216,548	14,809,463	–
Oil Refining and Marketing	–	10,159,045	–
Real Estate Operating/Development	–	7,649,557	–
Retail – Jewelry	–	13,899,784	–
Semiconductor Components/Integrated Circuits	31,887,726	63,493,848	–
Soap and Cleaning Preparations	–	13,927,949	–
Tobacco	32,062,946	25,564,114	–
All Other	2,086,470,338	–	–

Exchange- Traded Fund	–	20,276,886	–

Money Market	–	27,834,437	–

Total Investments in Securities	$2,482,467,977	$457,301,212	$–

Investments in Securities:
Janus Triton Fund
Common Stock	$1,776,915,293	$–	$–

Money Market	–	79,754,230	–

Total Investments in Securities	$1,776,915,293	$79,754,230	$–

Investments in Securities:
Janus Twenty Fund
Common Stock
Apparel Manufacturers	$–	$45,062,030	$–
Brewery	–	7,635	–
Chemicals – Diversified	–	61,642,444	–
Commercial Banks	–	120,900,509	–
Industrial Automation and Robotics	–	309,595,864	–
Life and Health Insurance	–	240,784,604	–
Real Estate Operating/Development	–	17,025,484	–
Retail – Jewelry	–	144,350,116	–
All Other	6,037,695,030	–	–

Preferred Stock	–	–	37,718,258

Money Market	–	153,945,576	–

Total Investments in Securities	$6,037,695,030	$1,093,314,262	$37,718,258

Investments in Securities:
Janus Venture Fund
Common Stock
Broadcast Services and Programming	$–	$–	$–
Diversified Operations	–	–	1,510,303
All Other	1,000,687,366	–	–

Warrant	–	4,415	–

Money Market	–	71,517,265	–

Total Investments in Securities	$1,000,687,366	$71,521,680	$1,510,303

Investments in Securities Sold Short:
Janus Triton Fund	$(8,035,298)	$–	$–

152 | SEPTEMBER 30, 2011

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Other Financial Instruments(b):
Janus Balanced Fund	$–	$1,493,446	$–
Janus Contrarian Fund	–	(8,690,966)	–
Janus Enterprise Fund	–	1,672,719	–
Janus Forty Fund	–	(6,088,739)	–
Janus Fund	–	10,692,632	–
Janus Growth and Income Fund	–	1,310,999	–
Janus Research Fund	–	4,722,027	–
Janus Twenty Fund	–	(8,364,531)	–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (for the fiscal period ended September 30, 2011)

			Change in
	Balance	Realized	Unrealized			Transfers In	Balance
	as of	Gain/	Appreciation/			and/or	as of
	September 30, 2010	(Loss)(a)	(Depreciation)(b)	Gross Purchases	Gross Sales	Out of Level 3	September 30, 2011

Investments in Securities:
Janus Forty Fund
Preferred Stock	$–	$–	$–	$27,308,234	$–	$–	$27,308,234
Janus Fund
Preferred Stock	$–	$–	$–	$34,973,461	$–	$–	$34,973,461
Janus Twenty Fund
Preferred Stock	$–	$–	$–	$37,718,258	$–	$–	$37,718,258
Janus Venture Fund
Common Stock
Broadcast Services and Programming	$771,240	$–	$(771,240)	$–	$–	$–	$–
Diversified Operations	3,037,965	–	(1,527,662)	–	–	–	1,510,303
Promissory Note
Broadcast Services and Programming	500,000	(2,000,000)	1,500,000	–	–	–	–

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of September 30, 2011 is noted below.

Fund	Aggregate Value

Janus Balanced Fund	$308,520,089
Janus Contrarian Fund	878,081,635
Janus Enterprise Fund	142,972,135
Janus Forty Fund	95,306,463
Janus Fund	893,335,350
Janus Growth and Income Fund	107,077,913
Janus Research Fund	465,269,896
Janus Triton Fund	12,321,120
Janus Twenty Fund	131,754,055

Janus Growth & Core Funds | 153

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Forty Fund, Janus Fund, Janus Growth and Income Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund and Janus Venture Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal year ended September 30, 2011. On January 28, 2011, Janus Research Core Fund reorganized with and into Janus Growth and Income Fund. The Trust offers forty-two funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Contrarian Fund, Janus Forty Fund and Janus Twenty Fund, which are classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of

154 | SEPTEMBER 30, 2011

portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for Janus Balanced Fund and Janus Growth and Income Fund are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of

Janus Growth & Core Funds | 155

Notes to Financial Statements (continued)

capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended September 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Restricted Cash
As of September 30, 2011, Janus Contrarian Fund, Janus Forty Fund, and Janus Twenty Fund had restricted cash in the amounts of $20,640,000, $5,729,163, and $7,870,555, respectively. The restricted cash represents collateral received in relation to options contracts invested in by the Funds at September 30, 2011. The restricted cash is held at the Funds’ custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of

156 | SEPTEMBER 30, 2011

the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2011 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments.

The Funds adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to a Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more Funds during the fiscal year ended September 30, 2011 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Funds may not use any derivative to gain exposure to an asset or class of assets prohibited by their investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to

Janus Growth & Core Funds | 157

Notes to Financial Statements (continued)

additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable).

158 | SEPTEMBER 30, 2011

The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”), futures contracts, and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Funds may also enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying

Janus Growth & Core Funds | 159

Notes to Financial Statements (continued)

index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the fiscal year ended September 30, 2011 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at September 30, 2010	29,517	$1,744,037
Options written	150,957	23,432,760
Options closed	(104,299)	(19,660,956)
Options expired	(71,832)	(5,142,497)
Options exercised	(4,343)	(373,344)

Options outstanding at September 30, 2011	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at September 30, 2010	152,319	$14,990,770
Options written	1,034,898	91,340,387
Options closed	(715,468)	(68,352,114)
Options expired	(302,568)	(27,093,274)
Options exercised	(169,181)	(10,885,769)

Options outstanding at September 30, 2011	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Forty Fund
Options outstanding at September 30, 2010	23,236	$7,315,156
Options written	–	–
Options closed	–	–
Options expired	(20,696)	(3,285,954)
Options exercised	(2,540)	(4,029,202)

Options outstanding at September 30, 2011	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Forty Fund
Options outstanding at September 30, 2010	23,236	$5,667,298
Options written	30,500	4,245,600
Options closed	–	–
Options expired	(23,236)	(5,667,298)
Options exercised	–	–

Options outstanding at September 30, 2011	30,500	$4,245,600

	Number of	Premiums
Call Options	Contracts	Received

Janus Fund
Options outstanding at September 30, 2010	73,421	$10,526,119
Options written	104,642	7,967,679
Options closed	(133,383)	(11,503,105)
Options expired	(4,971)	(1,075,222)
Options exercised	(39,709)	(5,915,471)

Options outstanding at September 30, 2011	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Fund
Options outstanding at September 30, 2010	173,175	$26,298,028
Options written	77,085	17,356,366
Options closed	(248,410)	(42,850,418)
Options expired	(1,850)	(803,976)
Options exercised	–	–

Options outstanding at September 30, 2011	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Janus Twenty Fund
Options outstanding at September 30, 2010	31,937	$10,315,504
Options written	–	–
Options closed	–	–
Options expired	(28,278)	(4,511,232)
Options exercised	(3,659)	(5,804,272)

Options outstanding at September 30, 2011	–	$–

160 | SEPTEMBER 30, 2011

	Number of	Premiums
Put Options	Contracts	Received

Janus Twenty Fund
Options outstanding at September 30, 2010	31,937	$8,014,361
Options written	41,900	5,832,480
Options closed	–	–
Options expired	(31,937)	(8,014,361)
Options exercised	–	–

Options outstanding at September 30, 2011	41,900	$5,832,480

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Funds gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

In accordance with FASB guidance, the Funds adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of September 30, 2011.

Fair Value of Derivative Instruments as of September 30, 2011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Balanced Fund
Foreign Exchange Contracts	Forward currency contracts	$1,493,446

Total		$1,493,446

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Contrarian Fund
Equity Contracts	Variation margin	$6,611,460
Equity Contracts			Swap contracts	$20,503,677
Foreign Exchange Contracts	Forward currency contracts	4,679,098

Total		$11,290,558		$20,503,677

Janus Growth & Core Funds | 161

Notes to Financial Statements (continued)

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Enterprise Fund
Foreign Exchange Contracts	Forward currency contracts	$1,672,719

Total		$1,672,719

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Forty Fund
Equity Contracts			Options written, at value	$6,088,739

Total				$6,088,739

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Fund
Foreign Exchange Contracts	Forward currency contracts	$10,692,632

Total		$10,692,632

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Growth and Income Fund
Foreign Exchange Contracts	Forward currency contracts	$1,310,999

Total		$1,310,999

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Research Fund
Foreign Exchange Contracts	Forward currency contracts	$4,722,027

Total		$4,722,027

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Twenty Fund
Equity Contracts			Options written, at value	$8,364,531

Total				$8,364,531

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the fiscal year ended September 30, 2011.

The effect of Derivative Instruments on the Statements of Operations for the fiscal year ended September 30, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Balanced Fund

Foreign Exchange Contracts	$–	$–	$–	$(15,087,001)	$(15,087,001)

Total	$–	$–	$–	$(15,087,001)	$(15,087,001)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Balanced Fund

Foreign Exchange Contracts	$–	$–	$–	$3,070,812	$3,070,812

Total	$–	$–	$–	$3,070,812	$3,070,812

162 | SEPTEMBER 30, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Contrarian Fund

Commodity Contracts	$–	$(24,109,662)	$(1,374,569)		$(25,484,231)

Equity Contracts	2,577,913	(11,784,071)	(16,158,621)		(25,364,779)

Foreign Exchange Contracts	–	–	–	3,115,042	3,115,042

Total	$2,577,913	$(35,893,733)	$(17,533,190)	$3,115,042	$(47,733,968)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Contrarian Fund

Commodity Contracts	$–		$(748,679)		$(748,679)

Equity Contracts	7,133,613	(14,546,134)	2,594,077		(4,818,444)

Foreign Exchange Contracts	–	–	–	4,546,900	4,546,900

Total	$7,133,613	$(14,546,134)	$1,845,398	$4,546,900	$(1,020,223)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Enterprise Fund

Foreign Exchange Contracts	$–	$–	$–	$(1,866,758)	$(1,866,758)

Total	$–	$–	$–	$(1,866,758)	$(1,866,758)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Enterprise Fund

Foreign Exchange Contracts	$–	$–	$–	$2,452,660	$2,452,660

Total	$–	$–	$–	$2,452,660	$2,452,660

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Forty Fund

Equity Contracts	$–	$–	$8,953,252	$–	$8,953,252

Total	$–	$–	$8,953,252	$–	$8,953,252

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Forty Fund

Equity Contracts	$–	$–	$(7,968,220)	$–	$(7,968,220)

Total	$–	$–	$(7,968,220)	$–	$(7,968,220)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Fund

Equity Contracts	$–	$(2,327,456)	$20,922,020	$–	$18,594,564

Foreign Exchange Contracts	–	–	–	(18,135,916)	(18,135,916)

Total	$–	$(2,327,456)	$20,922,020	$(18,135,916)	$458,648

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Fund

Equity Contracts	$–	$505,930	$(6,484,905)	$–	$(5,978,975)

Foreign Exchange Contracts	–	–	–	13,385,122	13,385,122

Total	$–	$505,930	$(6,484,905)	$13,385,122	$7,406,147

Janus Growth & Core Funds | 163

Notes to Financial Statements (continued)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Growth and Income Fund

Foreign Exchange Contracts	$–	$–	$–	$(7,450,973)	$(7,450,973)

Total	$–	$–	$–	$(7,450,973)	$(7,450,973)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Growth and Income Fund

Foreign Exchange Contracts	$–	$–	$–	$2,606,398	$2,606,398

Total	$–	$–	$–	$2,606,398	$2,606,398

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Fund

Foreign Exchange Contracts	$–	$–	$–	$(10,942,210)	$(10,942,210)

Total	$–	$–	$–	$(10,942,210)	$(10,942,210)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Research Fund

Foreign Exchange Contracts	$–	$–	$–	$5,641,931	$5,641,931

Total	$–	$–	$–	$5,641,931	$5,641,931

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Twenty Fund

Equity Contracts	$–	$–	$12,525,593	$–	$12,525,593

Total	$–	$–	$12,525,593	$–	$12,525,593

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Twenty Fund

Equity Contracts	$–	$–	$(11,101,788)	$–	$(11,101,788)

Total	$–	$–	$(11,101,788)	$–	$(11,101,788)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is

164 | SEPTEMBER 30, 2011

important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
Certain Funds, particularly Janus Balanced Fund, may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Funds utilize an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended September 30, 2011 is indicated in the table below:

	Average Monthly
Fund	Value	Rates

Janus Balanced Fund	$49,821,791	2.9400% - 6.7500%

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss

Janus Growth & Core Funds | 165

Notes to Financial Statements (continued)

to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. The Funds will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Janus Balanced Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or

166 | SEPTEMBER 30, 2011

uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Funds may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Funds may be party to interfund lending agreements between the Funds and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Funds, particularly Janus Balanced Fund, may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear. The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Funds’ sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Funds may invest in equity and debt securities of U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Funds

Janus Growth & Core Funds | 167

Notes to Financial Statements (continued)

may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of their total assets as determined at the time of the loan origination. When the Funds lend their securities, they receive collateral (including cash collateral), at least equal to the value of securities loaned. The Funds may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Funds may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Funds may experience delays and costs in recovering the security or gaining access to the collateral provided to the Funds to collateralize the loan. If the Funds are unable to recover a security on loan, the Funds may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Funds. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Funds’ direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable).

The Funds did not have any securities on loan during the fiscal year ended September 30, 2011.

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees, disclosed on the Statements of Operations (if applicable), on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

When-Issued Securities
Janus Balanced Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

168 | SEPTEMBER 30, 2011

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

	Average Daily	Contractual Investment
	Net Assets	Advisory Fee/Base
Fund	of the Fund	Fee (%) (annual rate)

Janus Balanced Fund	All Asset Levels	0.55
Janus Contrarian Fund	N/A	0.64
Janus Enterprise Fund	All Asset Levels	0.64
Janus Forty Fund	N/A	0.64
Janus Fund	N/A	0.64
Janus Growth and Income Fund(1)	All Asset Levels	0.60
Janus Research Fund	N/A	0.64
Janus Triton Fund	All Asset Levels	0.64
Janus Twenty Fund	N/A	0.64
Janus Venture Fund	All Asset Levels	0.64

(1)	Effective January 28, 2011, Janus Research Core Fund merged into Janus Growth and Income Fund. The advisory fee prior to the merger was 0.62%.

For Janus Contrarian Fund, Janus Forty Fund, Janus Fund, Janus Research Fund, and Janus Twenty Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Contrarian Fund	S&P 500® Index
Janus Forty Fund	Russell 1000® Growth Index
Janus Fund	Core Growth Index
Janus Research Fund	Russell 1000® Growth Index
Janus Twenty Fund	Russell 1000® Growth Index

Only the base fee rate applied until February 2007 for each of Janus Contrarian Fund and Janus Research Fund, until July 2011 for Janus Fund and will apply until January 2012 for each of Janus Forty Fund and Janus Twenty Fund. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months (18 months for each of Janus Forty Fund and Janus Twenty Fund). When a Fund’s performance-based fee structure has been in effect for at least 12 months (18 months for each of Janus Forty Fund and Janus Twenty Fund), but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustments began February 2007 for each of Janus Contrarian Fund and Janus Research Fund, began July 2011 for Janus Fund and will begin January 2012 for each of Janus Forty Fund and Janus Twenty Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

Janus Growth & Core Funds | 169

Notes to Financial Statements (continued)

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s (with the exception of Janus Twenty Fund) Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. For performance measurement periods prior to July 6, 2009, certain Funds calculated their Performance Adjustment by comparing the performance of Class T Shares (formerly named Class J Shares) against the investment record of its benchmark index. For periods beginning July 6, 2009, the investment performance of a Fund’s load-waived Class A Shares for the performance measurement period is used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a rolling 36-month performance measurement period, calculations based solely on the performance of a Fund’s load-waived Class A Shares will not be fully implemented for 36 months after July 6, 2009. Until that time, the Fund’s performance will be compared to a blended investment performance record that includes the Fund’s Class T Shares (formerly named Class J Shares) performance (the prior share class used for performance calculations) for the portion of the performance measurement period prior to July 6, 2009, and the Fund’s load-waived Class A Shares for the remainder of the period. At the conclusion of the transition period, the Fund’s Class T Shares will be eliminated from the Performance Adjustment calculation, and the calculation will be based solely upon a Fund’s load-waived Class A Shares. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares, or Class T Shares (formerly named Class J Shares) as the case may be, against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

Because Janus Twenty Fund does not offer Class A Shares, the investment performance of the Fund’s Class T Shares (formerly named Class J Shares) will be used for purposes of calculating the Fund’s Performance Adjustment. After Janus Capital determines whether Janus Twenty Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class T Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across any other class of shares of Janus Twenty Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the fiscal year ended September 30, 2011, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Janus Contrarian Fund	$(6,223,357)
Janus Fund	(3,113,558)
Janus Research Fund	(2,400,782)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares of the Funds pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T

170 | SEPTEMBER 30, 2011

Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of each Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse certain Funds until at least February 1, 2013 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Janus Balanced Fund	0.76
Janus Contrarian Fund	0.89
Janus Enterprise Fund	0.90
Janus Forty Fund	0.78
Janus Fund	0.78
Janus Growth and Income Fund	0.70
Janus Triton Fund	1.05
Janus Venture Fund	1.05

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of September 30, 2011 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended September 30, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the fiscal year ended September 30, 2011.

For the fiscal year ended September 30, 2011, Janus Capital assumed $56,697 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 11. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the

Janus Growth & Core Funds | 171

Notes to Financial Statements (continued)

effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statements of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $577,423 was paid by the Trust during the fiscal year ended September 30, 2011. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended September 30, 2011, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Balanced Fund	$2,079,499
Janus Contrarian Fund	32,305
Janus Enterprise Fund	32,210
Janus Forty Fund	530,851
Janus Fund	43,649
Janus Growth and Income Fund	73,007
Janus Research Fund	23,432
Janus Triton Fund	1,317,140
Janus Venture Fund	899

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectuses. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the fiscal year ended September 30, 2011, redeeming shareholders of Class A Shares paid the following contingent deferred sales charges to Janus Distributors:

Contingent Deferred
Fund (Class A Shares)	Sales Charge

Janus Balanced Fund	$4,003
Janus Contrarian Fund	1,861
Janus Enterprise Fund	84
Janus Forty Fund	51,784
Janus Triton Fund	29,331

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal year ended September 30, 2011, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus Balanced Fund	$84,899
Janus Contrarian Fund	4,800
Janus Enterprise Fund	1,619
Janus Forty Fund	155,647
Janus Fund	340
Janus Growth and Income Fund	2,722
Janus Research Fund	175
Janus Triton Fund	22,789

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

172 | SEPTEMBER 30, 2011

During the fiscal year ended September 30, 2011, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 9/30/11

Janus Cash Liquidity Fund LLC
Janus Balanced Fund	$3,676,984,314	$(3,520,388,000)	$250,692	$197,679,153
Janus Contrarian Fund	1,750,140,461	(1,242,216,825)	97,101	507,923,636
Janus Enterprise Fund	521,014,076	(467,121,000)	207,526	83,304,076
Janus Forty Fund	1,852,860,751	(2,371,840,798)	178,281	–
Janus Fund	2,654,608,031	(2,396,924,000)	278,701	372,603,631
Janus Growth and Income Fund	934,502,162	(1,052,663,943)	74,252	–
Janus Research Fund	1,010,204,209	(982,369,772)	38,862	27,834,437
Janus Triton Fund	1,012,998,874	(1,018,770,000)	246,489	79,754,230
Janus Twenty Fund	3,168,960,508	(3,312,537,932)	364,654	153,945,576
Janus Venture Fund	339,988,396	(329,041,000)	111,692	71,517,265

	$16,922,261,782	$(16,693,873,270)	$1,848,250	$1,494,562,004

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended September 30, 2011, as indicated in the following table.

	Seed Capital
	at		Date of		Date of	Seed Capital
Fund	9/30/10	Purchases	Purchases	Redemptions	Redemptions	at 9/30/11

Janus Forty Fund - Class T Shares	$1,000	$–	–	$(1,000)	6/29/11	$–
Janus Research Fund - Class A Shares	1,000	–	–	(1,000)	6/29/11	–
Janus Research Fund - Class C Shares	1,000	–	–	(1,000)	6/29/11	–
Janus Research Fund - Class I Shares	1,000	–	–	(1,000)	6/29/11	–
Janus Research Fund - Class S Shares	11,000	–	–	(11,000)	6/29/11	–

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Funds noted below have incurred “Post-October” losses during the period November 1, 2010 through September 30, 2011. These losses will be deferred for tax purposes and recognized during the next fiscal period.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Deferrals	Differences	(Depreciation)

Janus Balanced Fund	$5,914,058	$129,989,835	$–	$–	$(253,304)	$(37,077,113)
Janus Contrarian Fund	–	–	(722,923,072)	(5,026,910)	(20,528,647)	(359,857,852)
Janus Enterprise Fund	–	–	(188,265,724)	–	(68,107)	317,129,664
Janus Forty Fund	14,713,657	–	(437,869,841)	–	(2,021,024)	257,144,334
Janus Fund	42,283,189	–	(1,184,103,072)	(1,203,560)	109,382	82,025,429
Janus Growth and Income Fund	1,046,804	–	(870,578,478)	–	(182,051)	76,243,470
Janus Research Fund	20,452,534	–	(444,323,808)	(1,190,209)	(72,890)	5,713,763
Janus Triton Fund	6,313,840	74,566,876	(46,549)	–	(68,451)	(95,951,269)
Janus Twenty Fund	10,346,811	1,139,534,089	–	(3,887,272)	(2,842,931)	456,296,568
Janus Venture Fund	–	87,133,752	–	–	(40,033)	53,164,515

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2011, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to

Janus Growth & Core Funds | 173

Notes to Financial Statements (continued)

carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended September 30, 2011

								Accumulated
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	Capital
Fund	2012	2013	2015	2016	2017	2018	2019	Losses

Janus Balanced Fund	$–	$–	$–	$–	$–	$–	$–	$–
Janus Contrarian Fund(1)	(25,915,072)	(22,132,836)	(1,936,896)	(35,994,804)	(633,312,761)	(2,708,558)	(922,145)	(722,923,072)
Janus Enterprise Fund(1)	–	–	–	(118,791,701)	(69,474,023)	–	–	(188,265,724)
Janus Forty Fund	–	–	–	–	(437,869,841)	–	–	(437,869,841)
Janus Fund(1)	–	–	–	(23,612,026)	(1,160,491,046)	–	–	(1,184,103,072)
Janus Growth and Income Fund(1)	–	–	(7,080,034)	(161,503,482)	(701,532,112)	(462,850)	–	(870,578,478)
Janus Research Fund	–	–	–	–	(444,323,808)	–	–	(444,323,808)
Janus Triton Fund(1)	–	–	–	(46,549)	–	–	–	(46,549)
Janus Twenty Fund	–	–	–	–	–	–	–	–
Janus Venture Fund	–	–	–	–	–	–	–	–

(1)	Capital loss carryovers subject to annual limitations.

During the fiscal year ended September 30, 2011, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

Janus Balanced Fund	$–
Janus Contrarian Fund	155,052,921
Janus Enterprise Fund	251,927,200
Janus Forty Fund	644,189,341
Janus Fund	1,066,272,496
Janus Growth and Income Fund	161,977,035
Janus Research Fund	472,254,098
Janus Triton Fund	513,260
Janus Twenty Fund	186,458,174
Janus Venture Fund	141,742,334

Janus Contrarian Fund and Janus Enterprise Fund have net unrealized built in losses of $5,270,303 and $12,199,210 that were acquired from Janus Adviser Contrarian Fund and Janus Adviser Mid Cap Growth Fund, respectively. These losses are subject to annual limitation as a result of an ownership change and may be available for use in future years.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, partnerships and passive foreign investment companies.

174 | SEPTEMBER 30, 2011

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Balanced Fund	$7,565,319,728	$473,180,714	$(510,257,827)
Janus Contrarian Fund	2,865,167,426	125,879,627	(485,737,479)
Janus Enterprise Fund	1,856,593,599	429,264,912	(112,135,248)
Janus Forty Fund	3,657,166,588	726,757,235	(469,612,901)
Janus Fund	7,065,623,155	834,688,870	(752,663,441)
Janus Growth and Income Fund	3,043,231,243	405,351,217	(329,107,747)
Janus Research Fund	2,934,055,426	353,564,186	(347,850,423)
Janus Triton Fund	1,950,895,543	99,312,965	(193,538,985)
Janus Twenty Fund	6,712,430,982	1,459,710,411	(1,003,413,843)
Janus Venture Fund	1,020,554,834	165,597,892	(112,433,377)

Information on the tax components of securities sold short as of September 30, 2011 is as follows:

	Federal Tax	Unrealized	Unrealized
Fund	Cost	(Appreciation)	Depreciation

Janus Triton Fund	$(6,310,049)	$(1,725,249)	$–

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended September 30, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Balanced Fund	$134,310,053	$187,412,862	$–	$–
Janus Contrarian Fund	10,913,168	–	–	(6,213,620)
Janus Enterprise Fund	–	–	–	(10,245,457)
Janus Forty Fund	–	–	–	–
Janus Fund	28,100,740	–	–	–
Janus Growth and Income Fund	36,626,708	–	–	–
Janus Research Fund	16,884,234	–	–	–
Janus Triton Fund	2,212,875	21,005,096	–	–
Janus Twenty Fund	27,490,531	–	–	–
Janus Venture Fund	–	–	–	(4,319,227)

For the eleven-month fiscal period or fiscal year ended September 30, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Janus Balanced Fund	$110,995,327	$–	$–	$–
Janus Contrarian Fund	1,726,093	–	–	–
Janus Enterprise Fund	–	–	–	(4,569,437)
Janus Forty Fund	–	–	–	(22,165,805)
Janus Fund	5,781,718	–	–	–
Janus Growth and Income Fund	37,970,892	–	–	–
Janus Research Fund	7,526,986	–	–	–
Janus Triton Fund	100,377	489,902	–	(954,535)
Janus Twenty Fund	–	–	–	–
Janus Venture Fund	–	–	–	(4,110,039)

Janus Growth & Core Funds | 175

Notes to Financial Statements (continued)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would have been in effect, absent the waiver of certain fees and offsets.

For the fiscal year or period ended September 30,
2011, the eleven-month fiscal period or year ended
September 30, 2010, the two-month fiscal period
ended September 30, 2009 and each fiscal year
or period ended July 31 or October 31

						Janus
	Janus	Janus	Janus	Janus		Growth	Janus	Janus
	Balanced	Contrarian	Enterprise	Forty	Janus	and Income	Triton	Venture
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Class A Shares
2011	0.91%	0.90%	1.05%	0.97%	1.07%	0.96%	1.01%	1.03%(1)
2010(2)	0.93%	1.06%	1.15%	N/A	1.22%	1.04%	1.07%	N/A
2010(3)	N/A	N/A	N/A	1.09%	N/A	N/A	N/A	N/A
2009(4)	N/A	N/A	N/A	0.97%	N/A	N/A	N/A	N/A
2009(5)	0.89%	1.43%	1.21%	N/A	1.07%	1.16%	1.43%	N/A
2009(6)	N/A	N/A	N/A	1.03%	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	0.97%	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	1.05%	N/A	N/A	N/A	N/A

Class C Shares
2011	1.65%	1.62%	1.77%	1.77%	1.70%	1.70%	1.80%	3.04%(1)
2010(2)	1.64%	1.85%	1.96%	N/A	1.96%	1.82%	1.79%	N/A
2010(3)	N/A	N/A	N/A	1.85%	N/A	N/A	N/A	N/A
2009(4)	N/A	N/A	N/A	1.75%	N/A	N/A	N/A	N/A
2009(5)	1.70%	2.37%	2.39%	N/A	1.89%	2.08%	2.19%	N/A
2009(6)	N/A	N/A	N/A	1.81%	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	1.73%	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	1.73%	N/A	N/A	N/A	N/A

Class D Shares
2011	0.72%	0.69%	0.83%	N/A	0.77%	0.80%	0.82%	0.85%
2010(7)	0.73%	0.80%	0.88%	N/A	0.93%	0.83%	0.83%	N/A

Class I Shares
2011	0.62%	0.65%	0.72%	0.74%	0.72%	0.71%	0.75%	0.81%(1)
2010(2)	0.65%	0.74%	0.81%	N/A	0.86%	0.72%	0.71%	N/A
2010(3)	N/A	N/A	N/A	0.77%	N/A	N/A	N/A	N/A
2009(4)	N/A	N/A	N/A	0.67%	N/A	N/A	N/A	N/A
2009(5)	0.63%	0.94%	0.82%	N/A	0.73%	0.73%	1.01%	N/A
2009(6)	N/A	N/A	N/A	0.67%	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	0.65%	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	0.68%	N/A	N/A	N/A	N/A

Class R Shares
2011	1.33%	1.30%	1.43%	1.42%	1.37%	1.39%	1.43%	N/A
2010(2)	1.34%	1.43%	1.47%	N/A	1.47%	1.44%	1.46%	N/A
2010(3)	N/A	N/A	N/A	1.46%	N/A	N/A	N/A	N/A
2009(4)	N/A	N/A	N/A	1.41%	N/A	N/A	N/A	N/A
2009(5)	1.35%	1.67%	1.57%	N/A	1.45%	1.45%	1.81%	N/A
2009(6)	N/A	N/A	N/A	1.41%	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	1.40%	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	1.43%	N/A	N/A	N/A	N/A

Class S Shares
2011	1.08%	1.06%	1.18%	1.17%	1.14%	1.15%	1.18%	1.18%(1)
2010(2)	1.09%	1.18%	1.22%	N/A	1.25%	1.18%	1.23%	N/A
2010(3)	N/A	N/A	N/A	1.20%	N/A	N/A	N/A	N/A
2009(4)	N/A	N/A	N/A	1.16%	N/A	N/A	N/A	N/A
2009(5)	1.10%	1.42%	1.31%	N/A	1.20%	1.20%	1.61%	N/A
2009(6)	N/A	N/A	N/A	1.15%	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	1.14%	N/A	N/A	N/A	N/A
2007	N/A	N/A	N/A	1.18%	N/A	N/A	N/A	N/A

176 | SEPTEMBER 30, 2011

						Janus
	Janus	Janus	Janus	Janus		Growth	Janus	Janus
	Balanced	Contrarian	Enterprise	Forty	Janus	and Income	Triton	Venture
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Class T Shares
2011	0.83%	0.81%	0.93%	0.92%	0.89%	0.90%	0.93%	0.96%
2010(2)	0.82%	0.91%	0.95%	N/A	0.94%	0.90%	0.96%	N/A
2010(3)	N/A	N/A	N/A	1.02%	N/A	N/A	N/A	N/A
2009(4)	N/A	N/A	N/A	0.95%	N/A	N/A	N/A	N/A
2009(8)	0.82%	1.01%	0.99%	N/A	0.89%	0.90%	1.18%	N/A
2009(9)	N/A	N/A	N/A	1.09%	N/A	N/A	N/A	N/A
2008	0.79%	1.01%	0.92%	N/A	0.88%	0.87%	1.20%	N/A
2007	0.79%	0.97%	0.94%	N/A	0.88%	0.87%	1.13%	N/A
2006	0.82%	0.95%	1.00%	N/A	0.90%	0.89%	1.11%	N/A

(1)	Period from May 6, 2011 (inception date) through September 30, 2011.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from October 1, 2009 through September 30, 2010.
(4)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.
(6)	Period from August 1, 2008 through July 31, 2009.
(7)	Period from February 16, 2010 (inception date) through September 30, 2010.
(8)	Period from November 1, 2008 through October 31, 2009.
(9)	Period from July 6, 2009 (inception date) through July 31, 2009.

Janus Growth & Core Funds | 177

Notes to Financial Statements (continued)

7.	Capital Share Transactions

For the fiscal year ended September 30, 2011,
the eleven-month fiscal period ended September	Janus			Janus			Janus
30, 2010 and the fiscal year ended October 31, 2009	Balanced Fund			Contrarian Fund			Enterprise Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	10,919	N/A	N/A	6,786	N/A	N/A	1,905
Shares sold	8,000	10,499	4,114	860	1,219	454	405	382	225
Reinvested dividends and distributions	920	313	48	5	–	–	–	–	–
Shares repurchased	(6,687)	(3,794)	(1,638)	(3,126)	(1,829)	(1,404)	(684)	(684)	(371)
Net Increase/(Decrease) in Fund Shares	2,233	7,018	13,443	(2,261)	(610)	5,836	(279)	(302)	1,759
Shares Outstanding, Beginning of Period	20,461	13,443	–	5,226	5,836	–	1,457	1,759	–
Shares Outstanding, End of Period	22,694	20,461	13,443	2,965	5,226	5,836	1,178	1,457	1,759
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	7,544	N/A	N/A	5,873	N/A	N/A	504
Shares sold	5,755	8,047	3,463	294	516	237	101	73	59
Reinvested dividends and distributions	554	142	21	–	–	–	–	–	–
Shares repurchased	(3,933)	(2,349)	(427)	(2,509)	(1,444)	(615)	(144)	(131)	(51)
Net Increase/(Decrease) in Fund Shares	2,376	5,840	10,601	(2,215)	(928)	5,495	(43)	(58)	512
Shares Outstanding, Beginning of Period	16,441	10,601	–	4,567	5,495	–	454	512	–
Shares Outstanding, End of Period	18,817	16,441	10,601	2,352	4,567	5,495	411	454	512
Transactions in Fund Shares – Class D Shares:
Shares issued in connection with restructuring (Note 9)	N/A	38,867(3)	N/A	N/A	160,547(3)	N/A	N/A	16,345(3)	N/A
Shares sold	5,424	2,590(3)	N/A	5,129	4,853(3)	N/A	1,378	435(3)	N/A
Reinvested dividends and distributions	2,042	667(3)	N/A	442	–(3)	N/A	–	–(3)	N/A
Shares repurchased	(5,180)	(2,930)(3)	N/A	(27,523)	(13,051)(3)	N/A	(1,995)	(1,213)(3)	N/A
Net Increase/(Decrease) in Fund Shares	2,286	39,194(3)	N/A	(21,952)	152,349(3)	N/A	(617)	15,567(3)	N/A
Shares Outstanding, Beginning of Period	39,194	–(3)	N/A	152,349	–(3)	N/A	15,567	–(3)	N/A
Shares Outstanding, End of Period	41,480	39,194(3)	N/A	130,397	152,349(3)	N/A	14,950	15,567(3)	N/A
Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	2,107	N/A	N/A	1,709	N/A	N/A	8,990
Shares sold	63,929	12,331	2,633	2,679	6,172	3,442	1,955	3,423	1,733
Reinvested dividends and distributions	910	146	11	29	3	–	–	–	–
Shares repurchased	(6,577)	(4,797)	(309)	(6,588)	(2,106)	(215)	(3,415)	(5,238)	(931)
Net Increase/(Decrease) in Fund Shares	58,262	7,680	4,442	(3,880)	4,069	4,936	(1,460)	(1,815)	9,792
Shares Outstanding, Beginning of Period	12,122	4,442	–	9,005	4,936	–	7,977	9,792	–
Shares Outstanding, End of Period	70,384	12,122	4,442	5,125	9,005	4,936	6,517	7,977	9,792
Transactions in Fund Shares – Class R Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	1,196	N/A	N/A	221	N/A	N/A	935
Shares sold	3,583	3,655	1,291	62	116	17	292	243	194
Reinvested dividends and distributions	223	53	5	–	–	–	–	–	–
Shares repurchased	(1,873)	(1,021)	(370)	(119)	(53)	(20)	(341)	(275)	(96)
Net Increase/(Decrease) in Fund Shares	1,933	2,687	2,122	(57)	63	218	(49)	(32)	1,033
Shares Outstanding, Beginning of Period	4,809	2,122	–	281	218	–	1,001	1,033	–
Shares Outstanding, End of Period	6,742	4,809	2,122	224	281	218	952	1,001	1,033

178 | SEPTEMBER 30, 2011

For the fiscal year ended September 30, 2011,
the eleven-month fiscal period ended September	Janus			Janus			Janus
30, 2010 and the fiscal year ended October 31, 2009	Balanced Fund			Contrarian Fund			Enterprise Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	20,316	N/A	N/A	488	N/A	N/A	5,116
Shares sold	8,515	9,193	2,909	72	376	146	990	741	509
Reinvested dividends and distributions	1,250	432	82	–	–	–	–	–	–
Shares repurchased	(7,897)	(6,448)	(1,850)	(339)	(258)	(249)	(1,517)	(1,785)	(481)
Net Increase/(Decrease) in Fund Shares	1,868	3,177	21,457	(267)	118	385	(527)	(1,044)	5,144
Shares Outstanding, Beginning of Period	24,634	21,457	–	503	385	–	4,100	5,144	–
Shares Outstanding, End of Period	26,502	24,634	21,457	236	503	385	3,573	4,100	5,144
Transactions in Fund Shares – Class T Shares:
Shares reorganized in connection with restructuring (Note 9)	N/A	(38,867)	N/A	N/A	(160,547)	N/A	N/A	(16,345)	N/A
Shares sold	36,637	38,123	51,122	13,329	18,105	34,357	2,995	2,290	6,671
Reinvested dividends and distributions	6,208	2,533	7,799	255	124	15,986	–	–	–
Shares repurchased	(28,459)	(30,751)	(26,846)	(60,063)	(48,759)	(98,192)	(4,865)	(6,139)	(9,999)
Net Increase/(Decrease) in Fund Shares	14,386	(28,962)	32,075	(46,479)	(191,077)	(47,849)	(1,870)	(20,194)	(3,328)
Shares Outstanding, Beginning of Period	117,854	146,816	114,741	121,541	312,618	360,467	15,612	35,806	39,134
Shares Outstanding, End of Period	132,240	117,854	146,816	75,062	121,541	312,618	13,742	15,612	35,806

(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(3)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.

Janus Growth & Core Funds | 179

Notes to Financial Statements (continued)

For the fiscal year ended September 30,
2011, the eleven-month fiscal period or year
ended September 30, 2010 and the fiscal	Janus		Janus			Janus
year ended October 31, 2009	Forty Fund		Fund			Growth and Income Fund
(all numbers in thousands)	2011	2010(1)	2011	2010(2)	2009(3)	2011	2010(2)	2009(3)

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	199	141	N/A	781
Shares sold	5,484	13,049	23,428	15,494	84	203	158	43
Reinvested dividends and distributions	–	–	78	1	–	6	6	1
Shares repurchased	(17,510)	(32,696)	(4,180)	(1,376)	(106)	(216)	(225)	(101)
Net Increase/(Decrease) in Fund Shares	(12,026)	(19,647)	19,326	14,119	177	134	(61)	724
Shares Outstanding, Beginning of Period	27,572	47,219	14,296	177	–	663	724	–
Shares Outstanding, End of Period	15,546	27,572	33,622	14,296	177	797	663	724
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	222	236	N/A	177
Shares sold	2,126	7,571	45	77	21	84	24	20
Reinvested dividends and distributions	–	–	–	–	–	1	1	–
Shares repurchased	(9,951)	(5,368)	(75)	(91)	(15)	(107)	(35)	(17)
Net Increase/(Decrease) in Fund Shares	(7,825)	2,203	(30)	(14)	228	214	(10)	180
Shares Outstanding, Beginning of Period	20,638	18,435	214	228	–	170	180	–
Shares Outstanding, End of Period	12,813	20,638	184	214	228	384	170	180
Transactions in Fund Shares – Class D Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	9,790	N/A	N/A
Shares issued in connection with restructuring (Note 9)	N/A	N/A	N/A	183,936(4)	N/A	N/A	66,364(4)	N/A
Shares sold	N/A	N/A	3,501	2,358(4)	N/A	2,506	1,438(4)	N/A
Reinvested dividends and distributions	N/A	N/A	631	–(4)	N/A	663	572(4)	N/A
Shares repurchased	N/A	N/A	(17,501)	(10,889)(4)	N/A	(8,560)	(5,812)(4)	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(13,369)	175,405(4)	N/A	4,399	62,562(4)	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	175,405	–(4)	N/A	62,562	–(4)	N/A
Shares Outstanding, End of Period	N/A	N/A	162,036	175,405(4)	N/A	66,961	62,562(4)	N/A
Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	517	142	N/A	48
Shares sold	19,686	51,908	2,090	4,908	618	703	3,180	213
Reinvested dividends and distributions	–	–	25	1	–	19	19	–
Shares repurchased	(47,921)	(16,467)	(1,370)	(931)	(56)	(2,269)	(1,172)	(6)
Net Increase/(Decrease) in Fund Shares	(28,235)	35,441	745	3,978	1,079	(1,405)	2,027	255
Shares Outstanding, Beginning of Period	60,654	25,213	5,057	1,079	–	2,282	255	–
Shares Outstanding, End of Period	32,419	60,654	5,802	5,057	1,079	877	2,282	255
Transactions in Fund Shares – Class R Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	23	22	N/A	73
Shares sold	1,890	4,250	52	27	14	33	21	8
Reinvested dividends and distributions	–	–	–	–	–	1	–	–
Shares repurchased	(3,207)	(1,571)	(15)	(11)	(4)	(52)	(19)	(13)
Net Increase/(Decrease) in Fund Shares	(1,317)	2,679	37	16	33	4	2	68
Shares Outstanding, Beginning of Period	8,027	5,348	49	33	–	70	68	–
Shares Outstanding, End of Period	6,710	8,027	86	49	33	74	70	68

180 | SEPTEMBER 30, 2011

For the fiscal year ended September 30,
2011, the eleven-month fiscal period or year
ended September 30, 2010 and the fiscal	Janus		Janus			Janus
year ended October 31, 2009	Forty Fund		Fund			Growth and Income Fund
(all numbers in thousands)	2011	2010(1)	2011	2010(2)	2009(3)	2011	2010(2)	2009(3)

Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	3,983	545	N/A	2,661
Shares sold	15,213	31,577	431	685	233	310	342	130
Reinvested dividends and distributions	–	–	2	–	–	13	15	2
Shares repurchased	(46,647)	(29,135)	(874)	(1,368)	(693)	(1,128)	(811)	(290)
Net Increase/(Decrease) in Fund Shares	(31,434)	2,442	(441)	(683)	3,523	(260)	(454)	2,503
Shares Outstanding, Beginning of Period	97,859	95,417	2,840	3,523	–	2,049	2,503	–
Shares Outstanding, End of Period	66,425	97,859	2,399	2,840	3,523	1,789	2,049	2,503
Transactions in Fund Shares – Class T Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	7,038	N/A	N/A
Shares reorganized in connection with restructuring (Note 9)	N/A	N/A	N/A	(183,936)	N/A	N/A	(66,364)	N/A
Shares sold	858	1,057	7,141	23,029	52,097	3,578	6,343	10,929
Reinvested dividends and distributions	–	–	199	213	4,980	470	740	1,662
Shares repurchased	(723)	(123)	(31,828)	(73,144)	(88,759)	(20,005)	(20,911)	(28,493)
Net Increase/(Decrease) in Fund Shares	135	934	(24,488)	(233,838)	(31,682)	(8,919)	(80,192)	(15,902)
Shares Outstanding, Beginning of Period	946	12	104,431	338,269	369,951	56,683	136,875	152,777
Shares Outstanding, End of Period	1,081	946	79,943	104,431	338,269	47,764	56,683	136,875

(1)	Period from October 1, 2009 through September 30, 2010.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(4)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.

Janus Growth & Core Funds | 181

Notes to Financial Statements (continued)

For the fiscal year ended September 30,
2011, the eleven-month fiscal period ended
September 30, 2010 and the fiscal year	Janus			Janus
ended October 31, 2009	Research Fund			Triton Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	564
Shares sold	482	93	4	10,978	2,189	1,007
Reinvested dividends and distributions	1	–	–	69	2	–
Shares repurchased	(128)	(29)	–	(3,576)	(615)	(398)
Net Increase/(Decrease) in Fund Shares	355	64	4	7,471	1,576	1,173
Shares Outstanding, Beginning of Period	68	4	–	2,749	1,173	–
Shares Outstanding, End of Period	423	68	4	10,220	2,749	1,173
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	306
Shares sold	43	5	3	3,978	736	242
Reinvested dividends and distributions	–	–	–	23	–	–
Shares repurchased	(6)	(1)	–	(894)	(174)	(29)
Net Increase/(Decrease) in Fund Shares	37	4	3	3,107	562	519
Shares Outstanding, Beginning of Period	7	3	–	1,081	519	–
Shares Outstanding, End of Period	44	7	3	4,188	1,081	519
Transactions in Fund Shares – Class D Shares:
Shares issued in connection with restructuring (Note 9)	N/A	70,452(3)	N/A	N/A	13,078(3)	N/A
Shares sold	2,366	1,360(3)	N/A	22,772	4,597(3)	N/A
Reinvested dividends and distributions	321	–(3)	N/A	364	–(3)	N/A
Shares repurchased	(6,991)	(5,247)(3)	N/A	(8,054)	(2,230)(3)	N/A
Net Increase/(Decrease) in Fund Shares	(4,304)	66,565(3)	N/A	15,082	15,445(3)	N/A
Shares Outstanding, Beginning of Period	66,565	–(3)	N/A	15,445	–(3)	N/A
Shares Outstanding, End of Period	62,261	66,565(3)	N/A	30,527	15,445(3)	N/A
Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	69
Shares sold	1,459	2,693	307	21,414	5,386	310
Reinvested dividends and distributions	17	1	–	111	1	–
Shares repurchased	(703)	(259)	(4)	(6,524)	(693)	(3)
Net Increase/(Decrease) in Fund Shares	773	2,435	303	15,001	4,694	376
Shares Outstanding, Beginning of Period	2,738	303	–	5,070	376	–
Shares Outstanding, End of Period	3,511	2,738	303	20,071	5,070	376
Transactions in Fund Shares – Class R Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	74
Shares sold	N/A	N/A	N/A	1,180	262	35
Reinvested dividends and distributions	N/A	N/A	N/A	6	–	–
Shares repurchased	N/A	N/A	N/A	(399)	(64)	(9)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	787	198	100
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	298	100	–
Shares Outstanding, End of Period	N/A	N/A	N/A	1,085	298	100

182 | SEPTEMBER 30, 2011

For the fiscal year ended September 30,
2011, the eleven-month fiscal period ended
September 30, 2010 and the fiscal year	Janus			Janus
ended October 31, 2009	Research Fund			Triton Fund
(all numbers in thousands)	2011	2010(1)	2009(2)	2011	2010(1)	2009(2)

Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 10)	N/A	N/A	N/A	N/A	N/A	78
Shares sold	20	1,702*	486*	2,269	505	263
Reinvested dividends and distributions	–	2*	–	13	1	–
Shares repurchased	(4)	(1,701)*	–	(627)	(397)	(10)
Net Increase/(Decrease) in Fund Shares	16	3*	486*	1,655	109	331
Shares Outstanding, Beginning of Period	–	486*	–	440	331	–
Shares Outstanding, End of Period	16	489*	486*	2,095	440	331
Transactions in Fund Shares – Class T Shares:
Shares reorganized in connection with restructuring (Note 9)	N/A	(70,452)	N/A	N/A	(13,078)	N/A
Shares sold	6,298	6,935	11,501	50,738	22,729	19,430
Reinvested dividends and distributions	225	303	1,126	745	43	7
Shares repurchased	(11,181)	(13,850)	(26,081)	(24,961)	(7,496)	(6,066)
Net Increase/(Decrease) in Fund Shares	(4,658)	(77,064)	(13,454)	26,522	2,198	13,371
Shares Outstanding, Beginning of Period	51,444	128,508	141,962	29,385	27,187	13,816
Shares Outstanding, End of Period	46,786	51,444	128,508	55,907	29,385	27,187

*	Shares outstanding are not in thousands.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(3)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.

Janus Growth & Core Funds | 183

Notes to Financial Statements (continued)

For the fiscal year or period ended
September 30, 2011, the eleven-
month fiscal period ended
September 30, 2010 and the fiscal	Janus			Janus
year ended October 31, 2009	Twenty Fund			Venture Fund
(all numbers in thousands)	2011	2010(1)	2009	2011(2)	2010(1)	2009

Transactions in Fund Shares – Class A Shares:
Shares sold	N/A	N/A	N/A	8	N/A	N/A
Reinvested dividends and distributions	N/A	N/A	N/A	–	N/A	N/A
Shares repurchased	N/A	N/A	N/A	(1)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	7	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	–	N/A	N/A
Shares Outstanding, End of Period	N/A	N/A	N/A	7	N/A	N/A
Transactions in Fund Shares – Class C Shares:
Shares sold	N/A	N/A	N/A	1	N/A	N/A
Reinvested dividends and distributions	N/A	N/A	N/A	–	N/A	N/A
Shares repurchased	N/A	N/A	N/A	–	N/A	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	1	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	–	N/A	N/A
Shares Outstanding, End of Period	N/A	N/A	N/A	1	N/A	N/A
Transactions in Fund Shares – Class D Shares:
Shares issued in connection with restructuring (Note 9)	N/A	84,611(3)	N/A	N/A	18,758(3)	N/A
Shares sold	1,621	1,267(3)	N/A	677	233(3)	N/A
Reinvested dividends and distributions	266	–(3)	N/A	–	–(3)	N/A
Shares repurchased	(9,142)	(4,639)(3)	N/A	(1,738)	(1,111)(3)	N/A
Net Increase/(Decrease) in Fund Shares	(7,255)	81,239(3)	N/A	(1,061)	17,880(3)	N/A
Shares Outstanding, Beginning of Period	81,239	–(3)	N/A	17,880	–(3)	N/A
Shares Outstanding, End of Period	73,984	81,239(3)	N/A	16,819	17,880(3)	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	N/A	N/A	N/A	32	N/A	N/A
Reinvested dividends and distributions	N/A	N/A	N/A	–	N/A	N/A
Shares repurchased	N/A	N/A	N/A	(1)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	31	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	–	N/A	N/A
Shares Outstanding, End of Period	N/A	N/A	N/A	31	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	N/A	N/A	N/A	165*	N/A	N/A
Reinvested dividends and distributions	N/A	N/A	N/A	–	N/A	N/A
Shares repurchased	N/A	N/A	N/A	–	N/A	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	N/A	165*	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	N/A	–	N/A	N/A
Shares Outstanding, End of Period	N/A	N/A	N/A	165*	N/A	N/A

184 | SEPTEMBER 30, 2011

For the fiscal year or period ended
September 30, 2011, the eleven-
month fiscal period ended
September 30, 2010 and the fiscal	Janus			Janus
year ended October 31, 2009	Twenty Fund			Venture Fund
(all numbers in thousands)	2011	2010(1)	2009	2011(2)	2010(1)	2009

Transactions in Fund Shares – Class T Shares:
Shares reorganized in connection with restructuring (Note 9)	N/A	(84,611)	N/A	N/A	(18,758)	N/A
Shares sold	4,042	5,329	9,762	762	420	651
Reinvested dividends and distributions	141	–	34	–	–	–
Shares repurchased	(14,523)	(15,071)	(17,328)	(781)	(1,095)	(2,347)
Net Increase/(Decrease) in Fund Shares	(10,340)	(94,353)	(7,532)	(19)	(19,433)	(1,696)
Shares Outstanding, Beginning of Period	63,827	158,180	165,712	4,390	23,823	25,519
Shares Outstanding, End of Period	53,487	63,827	158,180	4,371	4,390	23,823

*	Shares outstanding are not in thousands.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from May 6, 2011 (inception date) through September 30, 2011 for Class A Shares, Class C Shares, Class I Shares and Class S Shares and October 1, 2010 through September 30, 2011 for Class D Shares and Class T Shares.
(3)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.

8.	Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Balanced Fund	$6,365,853,813	$4,387,663,618	$1,697,358,133	$1,747,742,694
Janus Contrarian Fund	4,649,389,221	6,261,031,398	–	–
Janus Enterprise Fund	492,340,630	824,660,785	–	–
Janus Forty Fund	2,995,707,076	5,205,839,233	–	–
Janus Fund	7,313,231,484	8,183,740,578	–	–
Janus Growth and Income Fund	2,485,613,935	3,104,318,407	–	–
Janus Research Fund	2,986,412,204	3,203,785,958	–	–
Janus Triton Fund	1,813,154,167	648,363,543	–	–
Janus Twenty Fund	4,772,423,579	5,744,851,004	–	–
Janus Venture Fund	614,925,966	679,166,434	–	–

9.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets and in the Capital Share Transactions table in Note 7.

10.	Fund Acquisition

On January 28, 2011, Janus Growth and Income Fund acquired all of the net assets of Janus Research Core Fund pursuant to a plan of reorganization approved by the Trustees of Janus Investment Fund. The reorganization was accomplished by a tax-free exchange of shares of Janus Research Core Fund in the amount of 26,045,005 shares (valued at $454,295,281) for the 17,913,879 shares of Janus Growth and Income Fund, including $101,343,674 of unrealized appreciation. The aggregate net assets of Janus Growth and Income Fund and Janus Research Core Fund were $4,160,979,730 and

Janus Growth & Core Funds | 185

Notes to Financial Statements (continued)

$555,638,955, respectively. The aggregate net assets immediately after the reorganization were $4,716,618,685.

On July 6, 2009, Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Fund, Janus Growth and Income Fund, and Janus Triton Fund acquired all of the net assets of Janus Adviser Balanced Fund, Janus Adviser Contrarian Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Large Cap Growth Fund, Janus Adviser Growth and Income Fund, and Janus Adviser Small-Mid Growth Fund, respectively, pursuant to separate plans of reorganization approved by the Trustees of the Trust. The reorganization involved certain funds that were a series of the Janus Adviser Series trust (“JAD Trust”) being merged into corresponding funds of the Trust. The reorganization was accomplished by a tax-free exchange of the series of the JAD Trust for the series of the Trust. The table below reflects the merger activity.

						Target Fund’s
						Unrealized
	Target Fund’s	Target Fund’s	Acquiring Fund’s	Acquiring Fund’s	Combined	Appreciation/
	Shares Outstanding	Net Assets	Shares Issued	Net Assets	Net Assets	(Depreciation)
Name of Fund	Prior to Merger	Prior to Merger	in Merger	Prior to Merger	after Merger	Prior to Merger

Janus Balanced Fund	40,928,701	$896,584,133	42,082,452	$2,832,738,531	$3,729,322,664	$27,507,614
Janus Contrarian Fund	18,603,495	157,182,551	15,077,988	3,379,696,090	3,536,878,641	(33,951,255)
Janus Enterprise Fund	25,257,379	639,201,484	17,451,403	1,372,778,997	2,011,980,481	(54,042,443)
Janus Fund	5,828,515	103,109,285	4,943,893	7,436,101,589	7,539,210,874	(2,352,790)
Janus Growth and Income Fund	8,824,942	86,935,742	3,740,567	3,263,460,830	3,350,396,572	(2,848,005)
Janus Triton Fund	1,247,456	11,206,551	1,092,206	229,323,658	240,530,209	(45,415)

11.	Pending Legal Matters

Janus Capital is involved in one remaining lawsuit arising from the Securities and Exchange Commission’s and the Office of the New York State Attorney General’s 2003 market timing investigation which asserts derivative claims by investors in certain Janus funds ostensibly on behalf of such funds. The case (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518) is before the U.S. District Court for the District of Maryland. The trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the United States Court of Appeals for the Fourth Circuit. Oral arguments occurred in September 2011, with a decision expected in the first quarter of 2012.

In June 2011, after a trial court dismissal and subsequent appeal, the First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586 suit (a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims against JCGI and Janus Capital) was dismissed in JCGI’s and Janus Capital’s favor by the United States Supreme Court.

Janus Capital does not believe that these matters will materially affect its ability to continue providing services it has agreed to provide to the Janus funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future.

12.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Funds have early adopted the disclosure and are disclosing purchases and sales on a gross basis in the Level 3 roll forward accordingly. The adoption of this Accounting Standards Update did not have any impact on each Fund’s financial position or the results of its operations.

13.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2011 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

186 | SEPTEMBER 30, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Forty Fund, Janus Fund, Janus Growth and Income Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund and Janus Venture Fund (ten of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at September 30, 2011 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 17, 2011

Janus Growth & Core Funds | 187

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

188 | SEPTEMBER 30, 2011

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended September 30, 2010. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows each Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

Janus Growth & Core Funds | 189

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the

190 | SEPTEMBER 30, 2011

total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Growth & Core Funds | 191

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the fiscal year ended September 30, 2011:

Capital Gain Distributions

Fund

Janus Balanced Fund	$187,412,862
Janus Triton Fund	21,005,096

Dividends Received Deduction Percentage

Fund

Janus Balanced Fund	46%
Janus Forty Fund	100%
Janus Fund	100%
Janus Growth and Income Fund	100%
Janus Research Fund	100%
Janus Triton Fund	100%
Janus Twenty Fund	100%

Qualified Dividend Income Percentage

Fund

Janus Balanced Fund	52%
Janus Forty Fund	100%
Janus Fund	100%
Janus Growth and Income Fund	100%
Janus Research Fund	100%
Janus Triton Fund	100%
Janus Twenty Fund	100%

192 | SEPTEMBER 30, 2011

Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverage Co., Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

Janus Growth & Core Funds | 193

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11 - Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgwater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	52	Formerly, Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-2011); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	52	Independent Trustee of PayPal Funds (a money market fund) (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

194 | SEPTEMBER 30, 2011

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions to corporate clients).

Janus Growth & Core Funds | 195

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Fund	11/07-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Vice President (1998-2006) of Janus Capital.

Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Janus Enterprise Fund	11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (1999-2007) for Janus Capital.

James P. Goff 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Research Fund	2/06-Present	Vice President and Director of Equity Research of Janus Capital.

Daniel Kozlowski 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Contrarian Fund	6/11-Present	Portfolio Manager of other Janus accounts. Formerly, Portfolio Manager (2008-2011) of Plaisance Capital LLC and Portfolio Manager (1999-2008) for Janus Capital.

Chad Meade 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Triton Fund Executive Vice President and Co-Portfolio Manager Janus Venture Fund	7/06-Present 7/10-Present	Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2001-2011) for Janus Capital.

Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund Executive Vice President and Portfolio Manager Janus Growth and Income Fund	5/05-Present 11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Ron Sachs 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Portfolio Manager Janus Forty Fund Executive Vice President and Portfolio Manager Janus Twenty Fund	1/08-Present 1/08-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Brian A. Schaub 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Triton Fund Executive Vice President and Co-Portfolio Manager Janus Venture Fund	7/06-Present 7/10-Present	Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2000-2011) for Janus Capital.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Balanced Fund	5/05-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

196 | SEPTEMBER 30, 2011

OFFICERS (continued)

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Burton H. Wilson 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Fund	5/11-Present	Vice President and Assistant Director of Equity Research of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2004-2009) for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group, Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Growth & Core Funds | 197

Notes

198 | Janus Growth & Core Funds

Notes

Janus Growth & Core Funds | 199

Notes

200 | Janus Growth & Core Funds

Notes

Janus Growth & Core Funds | 201

Notes

202 | Janus Growth & Core Funds

Notes

Janus Growth & Core Funds | 203

Notes

204 | Janus Growth & Core Funds

Notes

Janus Growth & Core Funds | 205

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Perkins value funds seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (11/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-1011-164	125-02-01500 11-11

ANNUAL REPORT

September 30, 2011

Janus Protected Series

Janus Protected Series – Growth

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Protected Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman
Co-Chief Investment
Officer

Gibson Smith
Co-Chief Investment
Officer

Punting politicians

We would like to take this opportunity to thank you for investing with Janus.

As we head into the fourth quarter, we find it troubling that politicians hold the keys to confidence. Even more unsettling is their propensity to fiddle with half-measures while financial markets burn. Yet despite some signs of progress, Europe’s debt crisis remains unresolved. Washington, meanwhile, appears to have made scant progress on a deficit reduction plan and has kicked the proverbial can to a Congressional “super committee” that itself is likely to punt, given its highly partisan profile. We expect some hard choices to eventually come out of Brussels and Washington. Unfortunately, the risks of a policy error are growing, with potentially unsettling consequences for the global economy.

Companies, for their part, need more regulatory clarity and tax incentives to hire and invest. This is the clearest path out of the public debt crisis, as economic growth increases the tax base and lowers deficits. Yet with so much uncertainty about “normalized” demand, companies are reluctant to deploy capital. The good news is they are holding a record $2 trillion in cash and short-term investments. Even a roadmap out of the debt crisis in Europe and modest steps towards fiscal stability in the U.S. may revive business confidence and spark a rebound in investment and hiring.

Equities: strong fundamentals persist

Equity correlations between both stocks and sectors soared to record levels in September, making it a challenging environment for individual security selection. We’re confident that correlations will decline as the situation in Europe stabilizes, however, and stocks will trade more on their underlying fundamentals.

In a tougher economy, we think individual security selection will be the key to outperformance once correlations start to normalize. Sectors such as health care may have a challenging outlook, for example. Yet there are always well-positioned companies to be unearthed through fundamental research. Our technology analysts see a slowdown in tech spending, yet they are excited about secular growth drivers in areas such as storage, tablets and cloud computing. Some European companies look attractive to us too. Many have been punished simply for being domiciled in Europe. Yet a majority of their sales growth comes from emerging markets and other regions, and remains relatively healthy.

Ultimately, our conviction stems from what we see as reasonable valuations at the company level and growth drivers that we think can withstand a tougher economy. High correlations have been frustrating to us. Yet we think correlations will eventually decline, providing an excellent backdrop for active management to outperform.

Fixed Income: finding attractive entry points

While we remain very bullish on the credit markets, we have been moving to a more conservative positioning in an effort to protect on the downside in light of unpredictable macro outcomes. Investors may be concerned about low absolute yields, but growth outlooks are declining and inflation expectations have come down sharply as skepticism rises about the trajectory of the global economy. The key risk is that growth slows more than anticipated. An unintended consequence of lower rates is that it creates incentives for people to save more and spend less, which could put pressure on the economic expansion.

Treasuries have been the best way to express these concerns in fixed income, and we have been adding long-dated Treasuries in applicable portfolios – a move that has aided returns and helped to protect portfolios on the downside. While this buying of Treasuries has helped lower the volatility of portfolios, at some point in the future we anticipate liquidating Treasuries as underlying valuations are not attractive on a historical basis.

Overall, we are finding attractive opportunities across the credit markets. We remain disciplined in our security selection with a focus on companies that continue to go through a positive fundamental transformation of their capital structure. While 2009 and 2010 were strong years for the credit markets, we believe additional upside remains, but security selection is critical in this environment.

Janus Protected Series | 1

Continued

Outlook: opportunity for patient investors

As we look ahead, we expect a slower-growth environment heading into 2012. While U.S. growth is likely to slow, we think the economy will avoid another full-scale recession. We would be leery of more unconventional stimulus, however, because we do not believe it would fundamentally address the underlying problems of uncertainty and deleveraging.

With valuations down sharply, markets may already be discounting these concerns. We see no shortage of opportunities in both equities and fixed income and remain committed to finding them through deep, fundamental research. For those who invest actively, the long-term outlook remains bright.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

The opinions are those of the authors as of 09-2011 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

There is no assurance that the investment process will consistently lead to successful investing.

Investing involves market risk. Investment return and value will fluctuate and it is possible to lose money by investing.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

U.S. Treasury securities are direct debt obligations issued by the U.S. Government. With government bonds, the investor is a creditor of the government. Treasury Bills and U.S. Government Bonds are guaranteed by the full faith and credit of the United States government, are generally considered to be free of credit risk and typically carry lower yields than other securities. Bonds in a portfolio are typically intended to provide income and/or diversification. In general, the bond market is volatile. Bond prices rise when interest rates fall and vice versa. This effect is usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Statements in this piece that reflect projections or expectations of future financial or economic performance of a mutual fund or strategy and of the markets in general and statements of a fund’s plans and objectives for future operations are forward-looking statements. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

2 | SEPTEMBER 30, 2011

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Fund’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was September 30, 2011. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the fiscal period from May 4, 2011 to September 30, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Fund’s total operating expenses, excluding the class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, between certain limits until at least February 1, 2013. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the

Janus Protected Series | 3

second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | SEPTEMBER 30, 2011

Janus Protected Series - Growth (unaudited)

Fund Snapshot
Janus Protected Series – Growth aims to provide investors with capital appreciation and a measure of downside protection using a risk allocation methodology and Capital Protection Agreement. This strategy is designed to protect investors at no less than 80% of the highest net asset value (NAV) ever achieved by the Fund reduced for dividends, distributions, any extraordinary items and certain extraordinary expenses. Capital protection is provided by BNP Paribas, the Capital Protection Provider, and is intended to protect the Fund against significant market declines; it is not in any way a form of insurance or a guarantee, and shareholders are not entitled to receive any payments from the Capital Protection Provider. This strategy will seek to minimize downside participation by allocating between and within an equity component and a protection component. The equity component will primarily be composed of common stocks selected for their growth potential. The strategy seeks to invest in large-cap companies with growing cash flows when their stock prices are believed to be undervalued by the market.
Jonathan Coleman portfolio manager

Performance Review

Since inception, Janus Protected Series – Growth Class I Shares returned -13.90% versus a return of -14.12% for Russell 1000 Growth Index, the Fund’s primary benchmark. The Fund’s secondary benchmark, the S&P 500 Index, returned -15.27%.

Investment Environment

Stocks fell during the period as macro concerns resurfaced and correlations rose sharply. Markets were extremely volatile as concerns grew about slowing global growth, Europe’s debt crisis and political uncertainty in the U.S. over a debt reduction plan. Economic data points came in weaker than expected, depressing consumer confidence and raising the risk of a recession.

Performance Discussion

Despite the extreme volatility in the markets that started in early August and persisted throughout the period, the Fund outperformed its benchmark, the Russell 1000 Growth Index. Increased volatility and extreme swings in the market’s performance, on a day to day basis, provided a challenging environment for the Fund. The Russell 1000 Growth Index closed up or down 2% or more on 28% of trading days during the third quarter, compared to an average of 10% of trading days during the last decade. The allocation process is not designed to provide outperformance during short-term volatility spikes. Nonetheless, the Fund provided a measure of downside protection by allocating between and within the equity and protection components during the period.

The general trend during the period was one of de-risking, which involves moving between and within the equity and protection components of the Fund. The protection component can be comprised of cash and cash equivalents, U.S. Treasuries, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the Fund can be invested in any variation in either component. In rising markets accompanied by low volatility, the Fund will tend to be invested primarily in equities. In falling markets accompanied with high or rising volatility, the Fund will tend to predominately hold more of the protection component, in an effort to de-risk the portfolio. During the period, the protection component consisted of cash and cash-equivalent securities and short index futures. As the period drew to a close, the allocation to the protection component increased.

Given the structure of the Fund, it may outperform its benchmark in a period of prolonged market decline as the allocation of the portfolio moves towards the protection component. It also has the potential to outperform in a steady upward trending market. A volatile market with extreme ups and downs, however, is likely to be more challenging for the Fund.

We think the protection ratio at period end (the NAV of the Fund divided by the protected NAV of the Fund) has

Janus Protected Series | 5

Janus Protected Series - Growth (unaudited)

the potential to provide meaningful protection to clients from this point forward and is an attractive feature in today’s marketplace. We also feel positive about the portfolio’s positioning. During weak periods of the market in August and September, we observed that many stock prices of the Fund’s holdings corrected far more significantly than the changes to their underlying fundamentals. Clearly, the market is discounting lower earnings and a much slower economy. But fundamentals for the Fund’s companies have stayed strong and we remain confident that they can manage through this environment.

Strategically, we continue to focus on companies that are gaining market share, have long-duration growth opportunities in attractive industries and trade at valuations that look compelling. These companies may not be rewarded in the short term in a market dominated by concern over macroeconomic events and a failure to distinguish between good and bad businesses. For patient investors, however, we think the Fund’s holdings offer the best potential for long-term outperformance.

The Fund’s positions in information technology detracted from performance. Specifically, holdings in the cyclical hardware supply chain declined more than defensive areas of technology such as software and services. We think these hardware supply chain companies are less cyclical than the market believes (based on recent multiples) and have attractive, long-term growth drivers. Storage remains a key theme behind several positions as the storage business is growing faster than the IT industry as a whole. Technologies that save money for enterprise clients are also growing, and such IT expenditures are less likely to be slashed if there is a prolonged economic downturn, in our view. We increased exposure to companies in the hardware supply chain that we think are well-positioned.

Companies dominating in the tablet and mobile device space will also do well, in our view, and we added to holdings in that area – notably to Apple, which is the Fund’s largest holding. We have a high degree of confidence in Apple’s intermediate term pipeline of innovation and long duration growth. We also think that Steve Jobs left the company in the hands of capable management and believe Apple maintains important leverage over content providers through its consumer product ecosystem.

Several selections in energy fell sharply amid a broad sell-off in energy related to slower global growth expectations and weaker crude prices. We share these concerns, but remain convinced that growth drivers for the Fund’s companies are intact. We think the Fund’s energy field services companies are poised to generate substantial free cash flow as exploration and production increase in North America and other regions. Technology from the services companies is increasingly important given the complexity of new horizontal and deep-sea projects. Even with modest declines in the price of the commodity, we believe growth for the energy services industry will stay robust.

The Fund’s selections and underweight in industrials contributed to relative results. A top performer in the sector was Verisk Analytics, a risk assessment company that primarily serves insurance companies. Part of its business is aggregating and providing detailed actuarial and underwriting data for property and casualty insurance companies. The other portion is creating predictive analytics to help underwriters better model their risks. We like the company for its high operating margins, recurring revenues, pricing power, growth potential and management team.

Overall, we increased consumer exposure during the period. We are attracted to the long duration growth nature of the consumer staples space, in general, and see attractive opportunities that fit our core investment philosophy in the sector. A key theme of the Fund’s holdings is exposure to the high-end consumer, which we think is another attractive, long-duration growth opportunity. Spending on luxury goods has generally held up better than broader consumer spending and some of the biggest growth is taking place in emerging markets, where demand for luxury brands and the purchasing power of consumers are growing. We took advantage of weakness to add to the Fund’s position in Prada – an Italian luxury goods company. We also increased holdings in NIKE, which has a prominent brand and the potential to win an increasing share of a growing end market for athletic footwear globally.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion regarding the use of options by the Fund.

Outlook

Despite the challenges in the environment we have described, we remain confident that companies in the Fund can manage through this difficult period. Many have built cash on their balance sheets that they can deploy for higher dividends, share buybacks or strategic acquisitions. We also believe that many holdings have attractive growth opportunities both within the U.S. and from emerging markets as global wealth grows. Given the volatility in the

6 | SEPTEMBER 30, 2011

(unaudited)

markets, we find valuations for many large-cap stocks attractive relative to the long term growth opportunity.

Within the equity allocation of the Fund, we are maintaining our emphasis on companies that are gaining market share, have attractive long-term opportunities and do not need a large macro tailwind to grow. We think these companies will outperform those that are not gaining share over a multi-year period.

Looking ahead, we expect the investing environment to remain fraught with uncertainty given the many economic pressures that are recounted in the press on a daily basis. It appears likely, and necessary, that meaningful fiscal austerity is coming to both Europe and the United States. Regulatory, tax code and economic uncertainties are likely to restrain business spending and hiring. It is against this backdrop that we find the value proposition to Janus Protected Series – Growth to be compelling. The Fund’s capital protection feature, along with its ability to participate in the growth potential of equities when the market rises, offer an investment option suited to these uncertain times.

Thank you for your investment in Janus Protected Series – Growth.

Janus Protected Series | 7

Janus Protected Series - Growth (unaudited)

Janus Protected Series - Growth At A Glance

5 Top Performers – Holdings

Contribution

International Business Machines Corp.	0.20%
Celgene Corp.	0.19%
Amazon.com, Inc.	0.15%
Apple, Inc.	0.12%
Bristol-Myers Squibb Co.	0.10%

5 Bottom Performers – Holdings

Contribution

S&P 500® (Emini)	–0.70%
EMC Corp.	–0.59%
Haliburton Co.	–0.59%
Medco Health Solutions, Inc.	–0.59%
Baker Hughes, Inc.	–0.58%

5 Top Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	Russell 1000® Growth Index Weighting

Other**	0.09%	1.23%	0.09%
Telecommunication Services	–0.08%	1.44%	1.06%
Consumer Staples	–0.57%	5.85%	11.49%
Materials	–1.09%	5.22%	5.53%
Industrials	–1.22%	9.06%	12.88%

5 Bottom Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	Russell 1000® Growth Index Weighting

Energy	–4.42%	14.41%	11.31%
Information Technology	–3.37%	26.93%	28.60%
Health Care	–2.21%	16.38%	10.52%
Financials	–2.01%	4.93%	4.20%
Consumer Discretionary	–1.82%	13.63%	14.33%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

8 | SEPTEMBER 30, 2011

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

Apple, Inc. Computers	1.1%
eBay, Inc. E-Commerce/Services	0.7%
Oracle Corp. Enterprise Software/Services	0.6%
Microsoft Corp. Applications Software	0.6%
Celgene Corp. Medical – Biomedical and Genetic	0.5%

3.5%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

Emerging markets comprised 0.2% of total net assets.

*Cash Equivalents is comprised of an investment in Janus Cash Liquidity Fund LLC. This Fund invests primarily in short–term money market securities.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2011

Janus Protected Series | 9

Janus Protected Series - Growth (unaudited)

Performance

		Expense Ratios –
Cumulative Total Return – for the period ended September 30, 2011		estimated for the fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Protected Series - Growth – Class A Shares
NAV	–13.90%	1.87%	1.78%
MOP	–18.85%

Janus Protected Series - Growth – Class C Shares
NAV	–14.20%	2.64%	2.53%
CDSC	–15.06%

Janus Protected Series - Growth – Class D Shares(1)	–13.90%	1.64%	1.64%

Janus Protected Series - Growth – Class I Shares	–13.90%	1.53%	1.53%

Janus Protected Series - Growth – Class S Shares	–14.00%	2.01%	2.01%

Janus Protected Series - Growth – Class T Shares	–13.90%	1.76%	1.76%

Russell 1000® Growth Index	–14.12%

S&P 500® Index	–15.27%

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

10 | SEPTEMBER 30, 2011

(unaudited)

Janus Capital has contractually agreed until at least February 1, 2013 to waive the Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to between 1.38% and 1.53%. Because the Capital Protection Fee is based on the aggregate protected assets of the Fund rather than on the Fund’s total net assets, it can fluctuate between 0.60% and 0.75%, thereby resulting in the expense limit fluctuating between 1.38% and 1.53%. The contractual waiver may be terminated or modified prior to February 1, 2013 only at the discretion of the Board of Trustees. Returns shown include fee waivers, if any, and without such waivers returns would have been lower.

The expense information shown reflects estimated annualized expenses that the Fund expects to incur during its initial fiscal period. The effect of contractual waivers agreed to by Janus Capital, when applicable, are reflected under “Net Annual Operating Expenses.” A Capital Protection Fee paid to the Capital Protection Provider is included. Janus Protected Series — Growth management fee is 0.64%; the Capital Protection Fee on protected assets is 0.75% annually. Both fees will decrease your investment return and the value of your account. Please see the Prospectuses for details.

Janus Protected Series — Growth is not a capital guaranteed or insured fund. As with all investments, there are inherent risks when investing in the Fund including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Fund’s Prospectuses. The protection feature is subject to various conditions and the financial payment capabilities of BNP Paribas.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Capital Protection Agreement is intended to protect the Fund against significant market declines and does not in any way constitute any form of insurance and shareholders are not entitled to receive any payments from the Capital Protection Provider. In addition, the Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Fund.

Only shareholders who hold their shares on termination date are entitled to receive the Protected NAV from the Fund.

The Fund’s asset allocation will vary over time depending on market conditions and therefore the Fund’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance.

There is no assurance that the investment techniques used by the Fund’s portfolio manager and the risk allocation methodology set forth in the Capital Protection Agreement will produce the desired results.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to Janus Protected Series – Growth and not to the Fund’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV is dependent on the Fund’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor. Fund transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty will not fulfill its obligation to the Fund.

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Fund will liquidate as soon as possible and likely within several days following the event. In addition, if the Fund, Janus Capital or any other third-party service provider, such as the custodian, fails to comply with the terms and conditions of the Capital Protection Agreement, including the allocation of Fund assets in accordance with specified risk parameters, the Capital Protection Provider may terminate the Capital Protection Agreement. Investors who sell their shares will redeem them at the then-current NAV, except in the case of a liquidation event. Neither the Fund nor Janus Capital will cover any shortfall so you could lose money including amounts that would have otherwise been protected.

It is possible that under the terms of the Capital Protection Agreement, the Fund’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Fund’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a fund that is fully invested in equities and may cause the Fund to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Fund may not achieve its investment objective.

Janus Protected Series – Growth uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

Due to certain investment strategies, the Fund may hold a significant portion of its assets in cash or cash equivalents.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund’s performance for very short time periods may not be indicative of future performance.

Janus Protected Series | 11

Janus Protected Series - Growth (unaudited)

Lipper does not rank this Fund as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – May 4, 2011
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(5/4/11)	(9/30/11)	(5/4/11 - 9/30/11)†

Actual	$1,000.00	$861.00	$6.35

Hypothetical (5% return before expenses)	$1,000.00	$1,016.75	$8.39

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(5/4/11)	(9/30/11)	(5/4/11 - 9/30/11)†

Actual	$1,000.00	$859.00	$9.13

Hypothetical (5% return before expenses)	$1,000.00	$1,013.09	$12.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(5/4/11)	(9/30/11)	(5/4/11 - 9/30/11)†

Actual	$1,000.00	$862.00	$5.82

Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(5/4/11)	(9/30/11)	(5/4/11 - 9/30/11)†

Actual	$1,000.00	$862.00	$5.66

Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.49

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(5/4/11)	(9/30/11)	(5/4/11 - 9/30/11)†

Actual	$1,000.00	$861.00	$6.62

Hypothetical (5% return before expenses)	$1,000.00	$1,016.40	$8.74

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(5/4/11)	(9/30/11)	(5/4/11 - 9/30/11)†

Actual	$1,000.00	$862.00	$6.05

Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.99

†	Actual expenses paid reflect only the inception period (May 4, 2011 to September 30, 2011). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses equal to the annualized expense ratio of 1.66% for Class A Shares, 2.39% for Class C Shares, 1.52% for Class D Shares, 1.48% for Class I Shares, 1.73% for Class S Shares and 1.58% for Class T Shares multiplied by the average account value over the period, multiplied by 150/365 (to reflect the period); however, hypothetical expenses are multiplied by 183/365 (to reflect a one-half year period). Expenses include effect of contractual waivers by Janus Capital.

12 | SEPTEMBER 30, 2011

Janus Protected Series - Growth

Schedule of Investments

As of September 30, 2011

Shares or Contract Amount		Value

Common Stock – 17.3%
Apparel Manufacturers – 0.2%
40,872	Prada SpA*	$169,921
Applications Software – 0.6%
24,767	Microsoft Corp.	616,451
Athletic Footwear – 0.1%
1,693	NIKE, Inc. – Class B	144,768
Brewery – 0.3%
4,911	Anheuser-Busch Companies, Inc. (ADR)	260,185
1,587	SABMiller PLC	51,574
		311,759
Cable/Satellite Television – 0.2%
2,923	Time Warner Cable, Inc. – Class A	183,184
Casino Hotels – 0.2%
26,095	Crown, Ltd.	198,800
Chemicals – Diversified – 0.2%
4,482	K+S A.G.	235,630
Commercial Services – Finance – 0.1%
3,550	Verisk Analytics, Inc.*	123,433
Computers – 1.1%
3,070	Apple, Inc.*	1,170,223
Computers – Integrated Systems – 0.3%
6,041	Teradata Corp.*	323,375
Computers – Memory Devices – 0.5%
22,384	EMC Corp.*	469,840
Containers – Metal and Glass – 0.2%
5,257	Ball Corp.	163,072
Cosmetics and Toiletries – 0.3%
3,099	Colgate-Palmolive Co.	274,819
Dialysis Centers – 0.1%
1,964	DaVita, Inc.*	123,084
Distribution/Wholesale – 0%
714	Fastenal Co.	23,762
Diversified Banking Institutions – 0.3%
4,405	JPMorgan Chase & Co.	132,679
9,705	Morgan Stanley	131,017
		263,696
Diversified Operations – 0.3%
2,268	Danaher Corp.	95,120
4,835	Tyco International, Ltd. (U.S. Shares)	197,026
		292,146
E-Commerce/Products – 0.3%
1,492	Amazon.com, Inc.*	322,615
E-Commerce/Services – 0.7%
23,676	eBay, Inc.*	698,205
550	Netflix, Inc.*	62,238
		760,443
Electronic Components – Miscellaneous – 0.3%
9,544	TE Connectivity, Ltd. (U.S. Shares)	268,568
Electronic Components – Semiconductors – 0.3%
42,828	ON Semiconductor Corp.*	307,077
Electronic Connectors – 0.2%
5,121	Amphenol Corp. – Class A	208,783
Electronic Forms – 0.2%
7,564	Adobe Systems, Inc.*	182,822
Enterprise Software/Services – 0.6%
23,124	Oracle Corp.	664,584
Finance – Investment Bankers/Brokers – 0.1%
5,015	Charles Schwab Corp.	56,519
Food – Miscellaneous/Diversified – 0.2%
7,154	Unilever N.V.	225,279
Industrial Automation and Robotics – 0.2%
10,499	Fanuc, Ltd. (ADR)	243,262
Industrial Gases – 0.4%
3,933	Praxair, Inc.	367,657
Instruments – Controls – 0.1%
3,690	Sensata Technologies Holding N.V.*	97,637
Investment Management and Advisory Services – 0.2%
5,319	T. Rowe Price Group, Inc.	254,089
Life and Health Insurance – 0.1%
7,678	Prudential PLC	130,987
Medical – Biomedical and Genetic – 0.7%
8,499	Celgene Corp.*	526,258
4,701	Vertex Pharmaceuticals, Inc.*	209,383
		735,641
Medical – Drugs – 0.7%
9,083	Endo Pharmaceuticals Holdings, Inc.*	254,233
14,034	Pfizer, Inc.	248,121
4,969	Valeant Pharmaceuticals International, Inc.	184,450
		686,804
Medical – Generic Drugs – 0.3%
8,426	Mylan, Inc.*	143,242
1,383	Perrigo Co.	134,303
		277,545
Medical – Wholesale Drug Distributors – 0.2%
5,040	AmerisourceBergen Corp.	187,841
Medical Instruments – 0%
1,082	St. Jude Medical, Inc.	39,158
Medical Products – 0.4%
10,300	Covidien PLC (U.S. Shares)	454,230
Metal Processors and Fabricators – 0.3%
2,263	Precision Castparts Corp.	351,806
Multimedia – 0.3%
8,682	Walt Disney Co.	261,849
Oil – Field Services – 0.7%
5,575	Baker Hughes, Inc.	257,342
7,936	Halliburton Co.	242,207
3,117	Schlumberger, Ltd. (U.S. Shares)	186,178
		685,727
Oil and Gas Drilling – 0.1%
3,614	Helmerich & Payne, Inc.	146,728
Oil Companies – Exploration and Production – 0.8%
2,444	Apache Corp.	196,107
5,432	Canadian Natural Resources, Ltd.	158,995
2,748	EOG Resources, Inc.	195,135
2,783	Occidental Petroleum Corp.	198,984
13,393	OGX Petroleo e Gas Participacoes S.A. (ADR)*	84,912
		834,133
Oil Companies – Integrated – 0.2%
4,483	Hess Corp.	235,178

Janus Protected Series | 13

Janus Protected Series - Growth

Schedule of Investments

As of September 30, 2011

Shares or Contract Amount		Value

Oil Field Machinery and Equipment – 0.1%
2,852	Dresser-Rand Group, Inc.*	$115,592
Pharmacy Services – 0.1%
4,142	Express Scripts, Inc. – Class A*	153,544
Pipelines – 0.3%
6,551	Enterprise Products Partners L.P.	263,023
Retail – Apparel and Shoe – 0.3%
8,704	Limited Brands, Inc.	335,191
Retail – Discount – 0.3%
3,247	Costco Wholesale Corp.	266,644
Retail – Drug Store – 0.3%
8,720	Walgreen Co.	286,801
Retail – Jewelry – 0.2%
4,908	Compagnie Financiere Richemont S.A.	217,942
Retail – Major Department Stores – 0.3%
7,832	Nordstrom, Inc.	357,766
Retail – Restaurants – 0.1%
1,664	McDonald’s Corp.	146,132
Semiconductor Components/Integrated Circuits – 0.3%
17,735	Atmel Corp.*	143,122
11,952	Taiwan Semiconductor Manufacturing Co., Ltd.	136,611
		279,733
Soap and Cleaning Preparations – 0.1%
1,103	Reckitt Benckiser Group PLC	55,757
Telecommunication Services – 0.1%
5,410	Amdocs, Ltd. (U.S. Shares)*	146,719
Television – 0.2%
9,280	CBS Corp. – Class B	189,126
Tobacco – 0.2%
3,080	Philip Morris International, Inc.	192,130
Toys – 0.1%
5,940	Mattel, Inc.	153,787
Transportation – Services – 0.5%
4,437	C.H. Robinson Worldwide, Inc.	303,802
4,455	Expeditors International of Washington, Inc.	180,650
		484,452
Wireless Equipment – 0.2%
4,848	Crown Castle International Corp.*	197,168

Total Common Stock (cost $19,473,165)		17,916,432

Exchange – Traded Funds – 0.4%
Commodity – 0.4%
2,020	SPDR Gold Trust (ETF)*	319,322
4,886	Sprott Physical Gold Trust (ETF)*	68,550

Total Exchange – Traded Funds (cost $368,571)		387,872

Money Market – 75.0%
77,672,264	Janus Cash Liquidity Fund LLC, 0% (cost $77,672,264)	77,672,264

Capital Protection Agreement – 0%
1	Janus Protected Series - Growth°°,§ exercise price at 9/30/11 $8.13(cost $0)	0

Total Investments (total cost $97,514,000) – 92.7%		95,976,568

Cash, Receivables and Other Assets, net of Liabilities – 7.3%		7,575,086

Net Assets – 100%		$103,551,654

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$198,800	0.2%
Belgium	260,185	0.3%
Brazil	84,912	0.1%
Canada	411,995	0.4%
Curacao	186,178	0.2%
Germany	235,630	0.2%
Guernsey	146,719	0.2%
Ireland	454,230	0.5%
Italy	169,921	0.2%
Japan	243,262	0.3%
Netherlands	322,916	0.3%
Switzerland	683,536	0.7%
Taiwan	136,611	0.1%
United Kingdom	238,318	0.2%
United States††	92,203,355	96.1%

Total	$95,976,568	100.0%

††	Includes Cash Equivalents (15.1% excluding Cash Equivalents).

14 | SEPTEMBER 30, 2011

Statement of Assets and Liabilities

As of September 30, 2011
(all numbers in thousands except net asset value per share)	Janus Protected Series - Growth

Assets:
Investments at cost	$97,514
Unaffiliated investments at value	$18,304
Affiliated investments at value	77,672
Cash	631
Receivables:
Investments sold	5,023
Fund shares sold	2,120
Dividends	25
Foreign dividend tax reclaim	2
Due from adviser	211
Non-interested Trustees’ deferred compensation	3
Other assets	–
Total Assets	103,991
Liabilities:
Payables:
Investments purchased	205
Fund shares repurchased	10
Advisory fees	49
Capital protection fee	51
Fund administration fees	1
Administrative services fees	4
Distribution fees and shareholder servicing fees	23
Administrative, networking and omnibus fees	–
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	3
Accrued expenses and other payables	92
Total Liabilities	439
Net Assets	$103,552

See footnotes at the end of the Statement.

See Notes to Financial Statements.

Janus Protected Series | 15

Statement of Assets and Liabilities  (continued)

As of September 30, 2011
(all numbers in thousands except net asset value per share)	Janus Protected Series - Growth

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$112,026
Undistributed net investment loss*	(207)
Undistributed net realized loss from investment and foreign currency transactions*	(6,729)
Unrealized net depreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,538)
Total Net Assets	$103,552
Net Assets - Class A Shares	$31,514
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,659
Net Asset Value Per Share(1)	$8.61
Maximum Offering Price Per Share(2)	$9.14
Protected Net Asset Value Per Share(3)	$8.13
Net Assets - Class C Shares	$23,354
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,720
Net Asset Value Per Share(1)	$8.59
Protected Net Asset Value Per Share(3)	$8.13
Net Assets - Class D Shares	$5,604
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	650
Net Asset Value Per Share	$8.62
Protected Net Asset Value Per Share(3)	$8.13
Net Assets - Class I Shares	$26,506
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,076
Net Asset Value Per Share	$8.62
Protected Net Asset Value Per Share(3)	$8.13
Net Assets - Class S Shares	$3,588
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	417
Net Asset Value Per Share	$8.61
Protected Net Asset Value Per Share(3)	$8.13
Net Assets - Class T Shares	$12,986
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,507
Net Asset Value Per Share	$8.62
Protected Net Asset Value Per Share(3)	$8.13

*	See Note 5 in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.
(3)	The Protected NAV is the protection feature of the Fund and is calculated at 80% of the highest previously achieved NAV, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items. Shareholders cannot transact at the Protected NAV.
See Notes to Financial Statements.

16 | SEPTEMBER 30, 2011

Statement of Operations

For the fiscal period ended September 30, 2011
(all numbers in thousands)	Janus Protected Series - Growth(1)

Investment Income:
Dividends	$172
Dividends from affiliates	9
Foreign tax withheld	(3)
Total Investment Income	178
Expenses:
Advisory fees	138
Capital protection fee	145
Shareholder reports expense	21
Transfer agent fees and expenses	6
Registration fees	170
Custodian fees	18
Professional fees	157
Non-interested Trustees’ fees and expenses	3
Fund administration fees	2
Administrative services fees - Class D Shares	3
Administrative services fees - Class S Shares	4
Administrative services fees - Class T Shares	9
Distribution fees and shareholder servicing fees - Class A Shares	12
Distribution fees and shareholder servicing fees - Class C Shares	43
Distribution fees and shareholder servicing fees - Class S Shares	4
Administrative, networking and omnibus fees - Class A Shares	–
Administrative, networking and omnibus fees - Class C Shares	–
Administrative, networking and omnibus fees - Class I Shares	–
Other expenses	5
Total Expenses	740
Expense and Fee Offset	–
Net Expenses	740
Less: Excess Expense Reimbursement	(363)
Net Expenses after Expense Reimbursement	377
Net Investment Loss	(199)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss from investment and foreign currency transactions	(5,805)
Net realized loss from futures contracts	(932)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,538)
Net Loss on Investments	(8,275)
Net Decrease in Net Assets Resulting from Operations	$(8,474)

(1)	Period from May 4, 2011 (inception date) through September 30, 2011.
See Notes to Financial Statements.

Janus Protected Series | 17

Statement of Changes in Net Assets

Janus Protected Series - Growth
For the fiscal period ended September 30, 2011	2011(1)

Operations:
Net investment loss	$(199)
Net realized loss from investment and foreign currency transactions	(6,737)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,538)
Net Decrease in Net Assets Resulting from Operations	(8,474)
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–
Class C Shares	–
Class D Shares	–
Class I Shares	–
Class S Shares	–
Class T Shares	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–
Class C Shares	–
Class D Shares	–
Class I Shares	–
Class S Shares	–
Class T Shares	–
Net Decrease from Dividends and Distributions	–
Capital Share Transactions:
Shares Sold
Class A Shares	35,082
Class C Shares	25,376
Class D Shares	7,490
Class I Shares	29,444
Class S Shares	4,167
Class T Shares	19,775
Shares Repurchased
Class A Shares	(1,495)
Class C Shares	(164)
Class D Shares	(1,041)
Class I Shares	(1,106)
Class S Shares	–
Class T Shares	(5,502)
Net Increase from Capital Share Transactions	112,026
Net Increase in Net Assets	103,552
Net Assets:
Beginning of period	–
End of period	$103,552

Undistributed Net Investment Loss*	$(207)

*	See Note 5 in Notes to Financial Statements.
(1)	Period from May 4, 2011 (inception date) through September 30, 2011.
See Notes to Financial Statements.

18 | SEPTEMBER 30, 2011

Financial Highlights

Class A Shares

Janus Protected Series - Growth
For a share outstanding during the fiscal period ended September 30, 2011	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(.01)
Net loss on investments (both realized and unrealized)	(1.38)
Total from Investment Operations	(1.39)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$8.61
Total Return**	(13.90)%
Net Assets, End of Period (in thousands)	$31,514
Average Net Assets for the Period (in thousands)	$11,929
Ratio of Gross Expenses to Average Net Assets***(2)	1.66%
Ratio of Net Expenses to Average Net Assets***(2)	1.66%
Ratio of Net Investment Loss to Average Net Assets***	(0.90)%
Portfolio Turnover Rate***	362%

Class C Shares

Janus Protected Series - Growth
For a share outstanding during the fiscal period ended September 30, 2011	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(.03)
Net loss on investments (both realized and unrealized)	(1.38)
Total from Investment Operations	(1.41)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$8.59
Total Return**	(14.10)%
Net Assets, End of Period (in thousands)	$23,354
Average Net Assets for the Period (in thousands)	$10,505
Ratio of Gross Expenses to Average Net Assets***(2)	2.39%
Ratio of Net Expenses to Average Net Assets***(2)	2.39%
Ratio of Net Investment Loss to Average Net Assets***	(1.61)%
Portfolio Turnover Rate***	362%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 4, 2011 (inception date) through September 30, 2011.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Protected Series | 19

Financial Highlights  (continued)

Class D Shares

Janus Protected Series - Growth
For a share outstanding during the fiscal period ended September 30, 2011	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(.02)
Net loss on investments (both realized and unrealized)	(1.36)
Total from Investment Operations	(1.38)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$8.62
Total Return**	(13.80)%
Net Assets, End of Period (in thousands)	$5,604
Average Net Assets for the Period (in thousands)	$5,579
Ratio of Gross Expenses to Average Net Assets***(2)	1.52%
Ratio of Net Expenses to Average Net Assets***(2)	1.52%
Ratio of Net Investment Loss to Average Net Assets***	(0.52)%
Portfolio Turnover Rate***	362%

Class I Shares

Janus Protected Series - Growth
For a share outstanding during the fiscal period ended September 30, 2011	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(.01)
Net loss on investments (both realized and unrealized)	(1.37)
Total from Investment Operations	(1.38)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$8.62
Total Return**	(13.80)%
Net Assets, End of Period (in thousands)	$26,506
Average Net Assets for the Period (in thousands)	$12,205
Ratio of Gross Expenses to Average Net Assets***(2)	1.48%
Ratio of Net Expenses to Average Net Assets***(2)	1.48%
Ratio of Net Investment Loss to Average Net Assets***	(0.73)%
Portfolio Turnover Rate***	362%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 4, 2011 (inception date) through September 30, 2011.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

20 | SEPTEMBER 30, 2011

Class S Shares

Janus Protected Series - Growth
For a share outstanding during the fiscal period ended September 30, 2011	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(.03)
Net loss on investments (both realized and unrealized)	(1.36)
Total from Investment Operations	(1.39)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$8.61
Total Return**	(13.90)%
Net Assets, End of Period (in thousands)	$3,588
Average Net Assets for the Period (in thousands)	$3,933
Ratio of Gross Expenses to Average Net Assets***(2)	1.73%
Ratio of Net Expenses to Average Net Assets***(2)	1.73%
Ratio of Net Investment Loss to Average Net Assets***	(0.68)%
Portfolio Turnover Rate***	362%

Class T Shares

Janus Protected Series - Growth
For a share outstanding during the fiscal period ended September 30, 2011	2011(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(.02)
Net loss on investments (both realized and unrealized)	(1.36)
Total from Investment Operations	(1.38)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$8.62
Total Return**	(13.80)%
Net Assets, End of Period (in thousands)	$12,986
Average Net Assets for the Period (in thousands)	$8,438
Ratio of Gross Expenses to Average Net Assets***(2)	1.58%
Ratio of Net Expenses to Average Net Assets***(2)	1.58%
Ratio of Net Investment Loss to Average Net Assets***	(0.73)%
Portfolio Turnover Rate***	362%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 4, 2011 (inception date) through September 30, 2011.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Protected Series | 21

Notes to Schedule of Investments

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PLC	Public Limited Company

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.

∞  Schedule of Fair Valued Securities (as of September 30, 2011)

		Value as a
	Value	% of Net Assets

Janus Protected Series - Growth
Capital Protection Agreement	$–	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Fund’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to systematic fair valuation models. Securities are restricted as to resale and may not have a readily available market.

§ Schedule of Restricted and Illiquid Securities (as of September 30, 2011)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Protected Series - Growth
Capital Protection Agreement	5/4/11	$–	$–	0.0%

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Protected Series – Growth
Common Stock
Apparel Manufacturers	$–	$169,921	$–
Brewery	–	311,759	–
Casino Hotels	–	198,800	–
Chemicals – Diversified	–	235,630	–
Food – Miscellaneous/Diversified	–	225,279	–
Industrial Automation and Robotics	–	243,262	–
Life and Health Insurance	–	130,987	–
Oil Companies – Exploration and Production	749,221	84,912	–
Retail – Jewelry	–	217,942	–
Soap and Cleaning Preparations	–	55,757	–
All Other	15,292,962	–	–

Exchange-Traded Funds	319,322	68,550	–

Money Market	–	77,672,264	–

Total Investments in Securities	$16,361,505	$79,615,063	$–

22 | SEPTEMBER 30, 2011

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Other Financial Instruments(b):	$–	$–	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include the capital protection agreement, futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date. The capital protection agreement is reported at its market value at measurement date.

Level 3 Valuation Reconciliation of Assets (for the fiscal period ended September 30, 2011)

			Change in			Transfers In
			Unrealized			and/or
	Balance as of	Realized	Appreciation/			Out of	Balance as of
	May 4, 2011	Gain/(Loss)(a)	(Depreciation)(b)	Gross Purchases	Gross Sales	Level 3	September 30, 2011

Investments in Securities:
Capital Protection Agreement
Janus Protected Series – Growth	$–	$–	$–	$–	$–	$–	$–

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Operations.

Janus Protected Series | 23

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Protected Series – Growth is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal period from May 4, 2011 (inception date) through September 30, 2011. The Trust offers forty-two funds which include multiple series of shares, with differing investment objectives and policies. The Fund in this report is classified as diversified, as defined in the 1940 Act.

The Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Capital Protection Agreement
The Fund has entered into a Capital Protection Agreement with BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer (the “Capital Protection Provider”), pursuant to which the Capital Protection Provider will provide capital protection (the “Protection”), initially up to $1.5 billion, to protect against a decrease in the “Protected NAV” (or 80% of the highest NAV attained separately by each share class during the life of the Fund, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items) of each share class so long as the terms and conditions of the Capital Protection Agreement are satisfied. Shareholders cannot transact at the Protected NAV. In order to comply with the terms of the Capital Protection Agreement, the Fund must provide certain information to the Capital Protection Provider and the Fund’s portfolio manager is required to manage the Fund within certain risk parameters on a daily basis as identified by the Capital Protection Provider based on a risk allocation methodology pursuant to which the Fund allocates its portfolio assets between two investment components: (1) the “Equity Component,” through which the Fund seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential, and (2) the “Protection Component,” through which the Fund seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. This risk allocation methodology factors in, among other things, market volatility, the Fund’s exposure to industries, sectors, or countries, and liquidity of the Fund’s holdings. The Fund’s asset allocation will vary over time depending on equity market conditions and the Fund’s portfolio composition. As a result, the Fund’s allocation to each investment component could change as frequently as daily, resulting in a higher portfolio turnover rate than other mutual funds. The Capital Protection Agreement also imposes very specific reporting and monitoring obligations on the Fund, on Janus Capital, and indirectly on the Fund’s custodian. While in some instances the Fund,

24 | SEPTEMBER 30, 2011

Janus Capital, and the Fund’s custodian, will be afforded some opportunity to remedy certain breaches to the agreement, failure to do so within specified cure periods could result in the termination of the Capital Protection Agreement at the option of the Capital Protection Provider.

The Capital Protection Agreement has an initial term of 10 years and may be extended for additional 10-year terms by mutual agreement of the Fund and the Capital Protection Provider. There are numerous events that can cause the Capital Protection Agreement to terminate prior to the expiration of any effective term, including the net asset value (“NAV”) of one or more share classes of the Fund falling below its Protected NAV. In the event of termination of the Capital Protection Agreement, the Capital Protection Provider is obligated to pay any settlement owed to the Fund pursuant to the agreement on the date of termination. However, the Protection will terminate without any obligation by the Capital Protection Provider to make any payment to the Fund if the termination of the Capital Protection Agreement results from acts or omissions of the Fund, Janus Capital or certain key employees of Janus Capital, or the Fund’s custodian that constitute gross negligence, fraud, bad faith, willful misconduct, or a criminal act which causes a decrease of 1% or more in the NAV per share of any class of shares of the Fund. In addition, the Capital Protection Provider has the right to early terminate should the aggregate protected amount exceed the maximum settlement amount. In the event of any termination of the Capital Protection Agreement, the Fund will terminate and liquidate and the Capital Protection Provider will pay the Fund any amounts due related to the Protection. Only shareholders who hold their shares on the date that the Capital Protection Agreement terminates are entitled to receive the Protected NAV from the Fund. The Capital Protection Provider’s obligations to the Fund are subject to all of the terms, conditions, and limitations of the Capital Protection Agreement and terminate upon the triggering of the capital protection. Neither the Fund nor Janus Capital will cover any shortfall so a shareholder could lose money including amounts that would have otherwise been protected.

Pursuant to the Capital Protection Agreement, the Capital Protection Provider has agreed to provide capital protection to protect the Fund against a decrease in the NAV per share for each share class of the Fund below 80% of the highest NAV per share for the share class attained since the inception of the share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items, provided the terms and conditions of the Capital Protection Agreement are satisfied and the agreement is not otherwise void. For this capital protection, the Fund pays the Capital Protection Provider, under the Capital Protection Agreement, a fee equal to 0.75% of the aggregate protected amount, which is calculated daily and paid monthly. Because the Capital Protection Fee is based on the aggregate protected assets of the Fund rather than on the Fund’s total net assets, it can fluctuate between 0.60% and 0.75% of the Fund’s total net assets.

The Protected NAV for each share class as well as the percentage of Fund assets that are allocated between the Equity Component and the Protection Component will be posted on the Janus websites at janus.com/allfunds, or janus.com/advisor/mutual-funds for share classes other than Class D Shares. Should a termination or liquidation event occur, shareholders who own shares of any share class on the termination date would be entitled to receive from the Fund either the Protected NAV or the then-current NAV for their share class, whichever is higher, which will include any protection amount. Please refer to the Prospectus for information regarding how the Protection works in the event it is triggered and the Fund proceeds to liquidation, as well as how the Protection is calculated to help you understand the 80% protection of the NAV per share.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market

Janus Protected Series | 25

Notes to Financial Statements (continued)

quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Expenses include the fee paid to the Capital Protection Provider. Because the fee is based on the aggregate protected assets of the Fund, it can fluctuate between 0.60% and 0.75%.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

Because the payment of dividends and distributions could have the effect of reducing the Fund’s NAV as a result of the reduction in the aggregate value of the Fund’s assets, any such distribution made during the term of the Capital

26 | SEPTEMBER 30, 2011

Protection Agreement, including distributions made before the investment by the shareholder, will reduce the Protected NAV of each share class and therefore the amount of protection afforded to the Fund by the Capital Protection Provider. This means that the Protected NAV could be less than 80% of the highest previously attained NAV. Janus Capital intends to estimate dividends payable prior to any distribution date in an effort to minimize the impact of such distributions to the Protected NAV. There is no guarantee that Janus Capital will be successful in doing so. Incorrect estimates could impact the dividend calculation methodology and affect the Protected NAV per share. Please refer to the Fund’s Prospectuses for additional examples of how distributions will affect the Protected NAV.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal period ended September 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the

Janus Protected Series | 27

Notes to Financial Statements (continued)

Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, investments in mutual funds, OTC options, and forward contracts. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2011 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Fund adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal period.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the fiscal period ended September 30, 2011 is discussed in further detail below. A summary of derivative activity is reflected in the table at the end of this section.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Fund may not use any derivative to gain exposure to an

28 | SEPTEMBER 30, 2011

asset or class of assets prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objectives through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of

Janus Protected Series | 29

Notes to Financial Statements (continued)

illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

In accordance with FASB guidance, the Fund adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provide information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2011.

Fair Value of Derivative Instruments as of September 30, 2011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Protected Series - Growth
Capital Protection Agreement	Unaffiliated investments at value	$–

Total		$–

The following table provides information about the effect of derivatives and hedging activities on the Funds’ Statement of Operations for the fiscal year ended September 30, 2011.

The effect of Derivative Instruments on the Statement of Operations for the period ended September 30, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Capital Protection	Total

Janus Protected Series - Growth

Equity Contracts	$(932,319)	$–	$–	$–	$–	$(932,319)

Capital Protection Agreement	–	–	–	–	–	–

Total	$(932,319)	$–	$–	$–	$–	$(932,319)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Forward
Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Capital Protection	Total

Janus Protected Series - Growth

Capital Protection Agreement	$–	$–	$–	$–	$–	$–

Total	$–	$–	$–	$–	$–	$–

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Fund’s volumes throughout the period.

30 | SEPTEMBER 30, 2011

3.	Other Investments and Strategies

Additional Investment Risk
As with all investments, there are inherent risks when investing in the Fund. The Fund’s participation in the Capital Protection Agreement also subjects the Fund to certain risks not generally associated with equity funds, including but not limited to allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk. For information relating to these and other risks of investing in the Fund as well as other general information about the Fund, please refer to the Fund’s Prospectuses and statement of additional information.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Redemptions, particularly a large redemption, may impact the allocation process, and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
A shareholder’s ability to receive the Protected NAV from the Fund is dependent on the Fund’s ability to collect any settlement from the Capital Protection Provider pursuant to the terms of the Capital Protection Agreement or from BNP Paribas, the parent company of the Capital Protection Provider (the “Parent Guarantor”), under a separate parent guaranty. Fund transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

Janus Protected Series | 31

Notes to Financial Statements (continued)

As such, the Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent company’s, financial condition. As an added measure of protection, the Parent Guarantor has issued an absolute, irrevocable and continuing guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider under the Capital Protection Agreement. There is, however, a risk that the Capital Protection Provider’s parent company may not fulfill its obligations under the guaranty it has issued. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities, if applicable.

The Fund may also be exposed to counterparty risk through participation in various programs including, but not limited to, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties. Under the terms of the Capital Protection Agreement, the Protected NAV of each share class will be reduced by any reductions in the NAV per share resulting from such events as, but not limited to, (i) the bankruptcy, insolvency, reorganization or default of a contractual counterparty of the Fund, including counterparties to derivatives transactions, and entities that hold cash or other assets of the Fund; (ii) any trade or pricing error of the Fund; and (iii) any realized or unrealized losses on any investment of the Fund in money market funds.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments.

To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Exchange-Traded Notes
The Fund may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s total return. The Fund will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Fund may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

32 | SEPTEMBER 30, 2011

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Fund may be party to interfund lending agreements between the Fund and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear. The Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and the Fund’s return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest changes and causing its price to decline.

Real Estate Investing
The Fund may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. The Capital Protection Agreement is a restricted security transaction.

Short Sales
The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

Janus Protected Series | 33

Notes to Financial Statements (continued)

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the Fund’s Schedules of Investments (if applicable). The Fund is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Statement of Operations (if applicable), on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, and futures contracts, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

When-Issued Securities
The Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average	Investment
	Daily	Advisory
	Net Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Protected Series - Growth	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by the Shares of the Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

34 | SEPTEMBER 30, 2011

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital has agreed to reimburse the Fund until at least February 1, 2013 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee and the capital protection fee, but excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Expense
Fund	Limit (%)

Janus Protected Series - Growth	1.38 - 1.53*

*	Varies based on the amount of the Capital Protection Fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of September 30, 2011 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal period ended September 30, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer. The Fund reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $577,423 was paid by the Trust during the fiscal period ended September 30, 2011. The Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal period ended September 30, 2011, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Protected Series - Growth	$736,541

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares to Janus Distributors during the fiscal period ended September 30, 2011.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the fiscal period ended September 30,

Janus Protected Series | 35

Notes to Financial Statements (continued)

2011, redeeming shareholders of Class C Shares paid the following contingent deferred sales charge:

Contingent Deferred
Fund (Class C Shares)	Sales Charge

Janus Protected Series - Growth	$198

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal period ended September 30, 2011, the Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 9/30/11

Janus Cash Liquidity Fund LLC
Janus Protected Series – Growth	$128,501,264	$(50,829,000)	$9,306	$77,672,264

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal period ended September 30, 2011, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	5/4/11	Purchases	Purchases	Redemptions	Redemptions	9/30/11

Janus Protected Series - Growth - Class A Shares	$–	$4,166,667	5/5/11	$–	–	$4,166,667
Janus Protected Series - Growth - Class C Shares	–	4,166,667	5/5/11	–	–	4,166,667
Janus Protected Series - Growth - Class D Shares	–	4,166,666	5/5/11	–	–	4,166,666
Janus Protected Series - Growth - Class I Shares	–	4,166,667	5/5/11	–	–	4,166,667
Janus Protected Series - Growth - Class S Shares	–	4,166,667	5/5/11	–	–	4,166,667
Janus Protected Series - Growth - Class T Shares	–	4,166,666	5/5/11	–	–	4,166,666

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The Fund has elected to defer qualified late-year losses as noted in the table below. These losses will be deferred for tax purposes and recognized during the next fiscal year.

36 | SEPTEMBER 30, 2011

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated		to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Late-Year Loss Deferrals	Differences	(Depreciation)

Janus Protected Series - Growth	$–	$–	$–	$(2,370,388)	$(359)	$(6,103,065)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Janus Protected Series - Growth	$102,079,633	$126,232	$(6,229,297)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

For the fiscal period ended September 30, 2011

Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Gain/(Loss)

Janus Protected Series - Growth	$–	$–	$–	$–

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Fund that would have been in effect, absent the waiver of certain fees and offsets.

For the fiscal period ended September 30, 2011

Janus Protected Series - Growth

Class A Shares
2011(1)	3.36%

Class C Shares
2011(1)	4.07%

Class D Shares
2011(1)	3.48%

Class I Shares
2011(1)	3.06%

Class S Shares
2011(1)	3.33%

Class T Shares
2011(1)	3.14%

(1)	Period from May 4, 2011 (inception date) through September 30, 2011.

Janus Protected Series | 37

Notes to Financial Statements (continued)

7.	Capital Share Transactions

Janus Protected Series - Growth
For the fiscal period ended September 30, 2011 (all numbers in thousands)	2011(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	3,828
Reinvested dividends and distributions	–
Shares repurchased	(169)
Net Increase/(Decrease) in Fund Shares	3,659
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	3,659
Transactions in Fund Shares – Class C Shares:
Shares sold	2,738
Reinvested dividends and distributions	–
Shares repurchased	(18)
Net Increase/(Decrease) in Fund Shares	2,720
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	2,720
Transactions in Fund Shares – Class D Shares:
Shares sold	761
Reinvested dividends and distributions	–
Shares repurchased	(111)
Net Increase/(Decrease) in Fund Shares	650
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	650
Transactions in Fund Shares – Class I Shares:
Shares sold	3,202
Reinvested dividends and distributions	–
Shares repurchased	(126)
Net Increase/(Decrease) in Fund Shares	3,076
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	3,076
Transactions in Fund Shares – Class S Shares:
Shares sold	417
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	417
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	417
Transactions in Fund Shares – Class T Shares:
Shares sold	2,124
Reinvested dividends and distributions	–
Shares repurchased	(617)
Net Increase/(Decrease) in Fund Shares	1,507
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	1,507

(1)	Period from May 4, 2011 (inception date) through September 30, 2011.

38 | SEPTEMBER 30, 2011

8.	Purchases and Sales of Investment Securities

For the fiscal period ended September 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Protected Series - Growth	$68,858,706	$43,212,119	$–	$–

9.	Pending Legal Matters

Janus Capital is involved in one remaining lawsuit arising from the Securities and Exchange Commission’s and the Office of the New York State Attorney General’s 2003 market timing investigation which asserts derivative claims by investors in certain Janus funds ostensibly on behalf of such funds. The case (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518) is before the U.S. District Court for the District of Maryland. The trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the United States Court of Appeals for the Fourth Circuit. Oral arguments occurred in September 2011, with a decision expected in the first quarter of 2012.

In June 2011, after a trial court dismissal and subsequent appeal, the First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586 suit (a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims against JCGI and Janus Capital) was dismissed in JCGI’s and Janus Capital’s favor by the United States Supreme Court.

Janus Capital does not believe that these matters will materially affect its ability to continue providing services it has agreed to provide to the Janus funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future.

10.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Fund has early adopted the disclosure and is disclosing purchases and sales on a gross basis in the Level 3 roll forward accordingly. The adoption of this Accounting Standards Update did not have any impact on the Fund’s financial position or the results of its operations in the current period.

11.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2011 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Protected Series | 39

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Protected Series-Growth (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at September 30, 2011 and the result of its operations, the changes in its net assets, and the financial highlights for the period May 4, 2011 (commencement of operations) through September 30, 2011, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2011 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

Denver, Colorado
November 17, 2011

40 | SEPTEMBER 30, 2011

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Annual Report of BNP Paribas Prime Brokerage, Inc.

Janus Investment Fund, on behalf of Janus Protected Series – Growth, will supply the most recent annual report of the Capital Protection Provider (or any successor or substituted entity thereto), free of charge, upon a shareholder’s request by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom has ever been affiliated with Janus Capital, the investment adviser of Janus Protected Series – Growth (the “New Fund”), considered the proposed investment advisory agreement for the New Fund at a meeting held on March 17, 2011. In the course of their consideration of that agreement, the Trustees met in executive session and were advised by their independent legal counsel. The Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. Based on their evaluation of that information, as well as other information, including information previously provided to them by Janus Capital in connection with their consideration of the continuation of other investment advisory agreements entered into with Janus Capital on behalf of other Funds, the Trustees unanimously approved the investment advisory agreement for the New Fund for an initial term through February 1, 2013, subject to earlier termination as provided for in the agreement.

In considering the agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services

The Trustees’ analysis of the nature, extent, and quality of Janus Capital’s proposed services to the New Fund took into account the investment objective and strategies of the New Fund, including the intent to maintain the net asset value per share to at least 80% of the highest NAV (the “Protected NAV”) achieved by utilizing a risk allocation methodology agreed to with BNP Paribas Prime Brokerage, Inc. (the “Capital Protection Provider”), the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing reviews of information related to Janus funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital, particularly noting those employees who would be providing investment management and risk management services to the New Fund and are responsible for maintaining compliance with the Capital Protection Provider’s risk budget. The Trustees also considered other services to be provided to the New Fund by Janus Capital, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the New Fund’s administrator, monitoring adherence to the New Fund’s investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

The Trustees discussed the services to be performed by Janus Capital under the Capital Protection Agreement, in particular the reporting requirements and managing compliance with the haircut policy.

The Trustees concluded that the nature and extent of the services to be provided by Janus Capital to the New Fund were appropriate and consistent with the terms of the proposed investment advisory agreement and the Capital Protection Agreement. They also concluded that that Janus Capital had sufficient resources and personnel with

Janus Protected Series | 41

Additional Information (unaudited) (continued)

the appropriate education and experience to serve the New Fund effectively.

Costs of Services Provided

The Trustees examined information regarding the proposed fees and expenses of the New Fund in comparison to similar information for other comparable funds in particular with respect to proposed investment advisory fees and fees paid to a guarantor. The Trustees noted that they had previously reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). The Trustees noted that the proposed management fee rate for the New Fund was the same as that for Janus Fund, a fund with the same growth strategy as the New Fund but without the protection component. The Trustees noted that, under the terms of the management agreement with the New Fund, as well as Janus Fund, Janus Capital performs significant additional services for the Funds that it does not provide to its non-Fund clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the New Fund, Janus Capital will assume many legal risks that it does not assume in servicing its other clients.

The Trustees concluded that the management fee payable by the New Fund to Janus Capital was reasonable in relation to the nature, extent, and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital charges to other clients, and the expense limitation agreement agreed to by Janus Capital that included within the limit the capital protection fee.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the New Fund increases. The Trustees noted that the New Fund is part of the overall Janus funds complex, which means, among other things, that the New Fund shares directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds. The Trustees noted that the Capital Protection Agreement has a maximum settlement amount of $1.5 billion, which could limit the size of the New Fund, but that Janus Capital and the Capital Protection Provider could mutually agree to increase that amount, although any such increase was not definite. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of the New Fund was reasonable.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with New Fund. They recognized that two affiliates of Janus Capital separately serve the New Fund as transfer agent and distributor, respectively. The Trustees also considered Janus Capital’s proposed use of commissions to be paid by the New Fund on its portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the New Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the New Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by the New Fund therefor, the New Fund and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital expects to benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the New Fund and that the New Fund benefits from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of the New Fund could attract other business to Janus Capital or other Janus funds, including launching new funds with a protection feature, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the New Fund.

42 | SEPTEMBER 30, 2011

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year. The ratio also includes expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

These statements detail the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment

Janus Protected Series | 43

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

44 | SEPTEMBER 30, 2011

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Fund’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Trustees

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverage Co., Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

Janus Protected Series | 45

Trustees and Officers (unaudited) (continued)

Trustees (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11 - Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgwater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	52	Formerly, Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-2011); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	52	Independent Trustee of PayPal Funds (a money market fund) (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

46 | SEPTEMBER 30, 2011

Trustees (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions to corporate clients).

Janus Protected Series | 47

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Portfolio Manager Janus Protected Series-Growth	4/11-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly Vice President (1998-2006) of Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group, Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

48 | SEPTEMBER 30, 2011

Notes

Janus Protected Series | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Perkins value funds seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (11/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-1011-164	125-02-01800 11-11

ANNUAL REPORT

September 30, 2011

Janus Value Fund

Perkins Global Value Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Value Fund

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Chief Investment Officer’s Market Perspective (unaudited)

(JEFF KAUTZ PHOTO)
Jeff Kautz
Chief Investment Officer

Playing Strong Defense

The economic rough patch that has driven market volatility throughout most of 2011 intensified during the third quarter. Recession fears mounted, due to high jobless claims, housing price declines, weaker manufacturing activity and political dysfunction in Europe and the U.S. These problems painted a potentially negative economic picture – and markets didn’t react well. The S&P 500 Index ended the quarter 13.87% lower, with an 8.68% decline year to date. We expect there may be further downside to the market. Consequently, we continue to maintain a somewhat defensive portfolio stance, as we have for quite some time.

Caution Ahead

A double-dip scenario seems more likely than it did a few months ago. Recent consensus gross domestic product (GDP) estimates have been consistently lowered and we think the most probable outcome is a multi-year period of subpar 1-2% GDP growth. Macroeconomic factors and rumors continue to dominate market moves, and investors should, at the very least, be prepared for a bumpy path, since there is little indication of data that might lift the economy to escape velocity.

We don’t expect much relief from Washington either. Interest rates can’t go lower, and two rounds of quantitative easing (QE) have ballooned the Fed’s balance sheet. The recent “Operation Twist” (OT) may help reduce mortgage rates by flattening the yield curve, but a flatter curve doesn’t solve the underlying economic problems, in our opinion. Moreover, political leadership seems almost nonexistent. Even the loss of the coveted AAA credit rating for U.S. Treasury debt this summer failed to break the partisan fighting. At some point our elected leaders are going to have to make painful decisions. In the meantime, business activity is also impeded by the added uncertainty of an evolving regulatory environment.

The global situation is also troubling. There is still a risk that the situation in Greece spirals out of control and concerns continue to revolve around the thinly capitalized European banking system, given the sizable number of European banks carrying the debt of financially strapped sovereignties. Layered on the problems of the U.S. and Europe is a slowing global economy. All in all, it just feels that some major event has yet to play out, which increases the market’s angst.

Near-term Uncertainty, Long-term Opportunity

With such a high level of uncertainty, it is hard to predict what may be in store short term for the markets. The good news is that equity valuations continue to appear reasonable to us, even more so after the recent dislocation. In general, corporate balance sheets remain healthy, with many cash balances at over 6% of total assets, the highest levels since the 1960s. The S&P 500 is trading at 12x forward earnings, and for the first time in over 50 years the dividend yield of the S&P 500 is greater than the 10-year U.S. Treasury. Many stocks are now yielding in excess of 4%, offering an important return source even if appreciation remains muted. Still, we think it could be some time before the market reaches bottom. While we have been selective net buyers, principally through smaller, incremental investments in higher-quality, lower-beta securities, we also now hold more than 10% in cash across portfolios as we patiently wait for greater clarity in the economic environment or an extreme negative market reaction to offer more compelling reward-to-risk opportunities.

Despite a more highly correlated market in which stock selection is more difficult, Perkins continued to deliver value to our clients in the recent period. Extensive risk analysis has been embedded into our disciplined research methodology for more than 30 years. In fact, we focus on downside risk and how far a stock price might fall before considering its upside potential. This distinctive investment process has helped our portfolios deliver stronger risk-adjusted performance over the long term. By seeking to protect against losses in market declines and capture solid absolute returns during market rallies, we believe we have been able to maximize the effects of compounding and deliver attractive performance across full market cycles relative to our portfolio benchmarks and peers.

As we move through this turbulent period, we want to thank you for the confidence you have placed in Perkins Investment Management. Our investment team is firmly committed to our value discipline and remains heavily invested in our strategies. We look forward to providing

Janus Value Fund | 1

Continued

strong performance on all of our behalf for many years to come.

Sincerely,

Jeff Kautz
Chief Investment Officer

The opinions are those of the author as of September 30, 2011 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of individual holdings or market sectors, but as an illustration of broader themes.

2 | SEPTEMBER 30, 2011

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Fund’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was September 30, 2011. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2011 to September 30, 2011.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any related exchange fees. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Value Fund | 3

Perkins Global Value Fund (unaudited)

Fund Snapshot
We seek to minimize losses in declining markets while delivering strong absolute returns across market cycles. We take a bottom-up, fundamental value approach to identifying what we believe are quality companies trading at attractive valuations. We seek to build diversified portfolios of strong, out of favor stocks.
Gregory Kolb portfolio manager

Performance Overview

Perkins Global Value Fund’s Class T Shares returned 2.18% over the year ended September 30, 2011, outperforming its primary benchmark, the MSCI World Index, which returned -4.35% during the period. The Fund’s secondary benchmark, the MSCI All Country World Index, returned -6.01. Our Fund was able to deliver on its core objective of mitigating losses in declining markets, which we believe is a critical component of achieving higher returns with less risk when compared to our benchmarks and peers over full market cycles. Outperformance was led by stock selection, though weightings in sector and country were positive as well. We outperformed in 8 of 10 sectors and generally across most countries in the benchmark. The Fund’s roughly 15% cash position also protected against loss during the year.

Economic Overview

The global equity benchmark posted a modest loss for the year, giving up what was at one point a 20% gain, even as late as the fourth quarter of the fiscal year. While the stock market was able to weather the March storm of the Great East Japan Earthquake, related tsunami and nuclear disaster, the difficult environment eventually proved too much as some combination of the U.S. debt ceiling debate and downgrade, European sovereign debt and banking crisis and general fears of renewed global recession eventually took its toll on stocks.

Numerous signs of increased risk aversion developed as the year progressed. For example, in the MSCI World Index, economically sensitive sectors including financials, materials and industrials led the decline, while more defensive sectors including consumer staples, health care and telecommunications posted gains. The MSCI Emerging Markets Index fell 16.2%, far outpacing the decline in developed markets. The U.S. dollar, which had declined against a basket of six major world currencies for most of the year, rallied sharply at year end, and U.S. Treasury yields reached generational lows.

The increased level of risk aversion in the marketplace is not without reason. Europe in particular is grappling with severe economic issues, highlighted by deeply indebted sovereigns and a fragile banking sector. Capital markets have increasingly backed away from both government and bank debt auctions, thereby increasing yields and shortening maturities. Economic growth on the Continent has stagnated in the stronger countries and is in significant contraction in some of the weaker countries, most notably Greece. Policy makers have thus far failed to halt the downward slide and, in our view, are increasingly on the spot to develop a forceful plan of action.

In the U.S., while the problems are less immediate, the ongoing inability to get consensus on sorely needed positive long term policy has been disheartening. Economic growth continued to decelerate and most fiscal and monetary stimulus initiatives have already been utilized. Consumer and business confidence are at low levels. Forecasts of real GDP growth declined to 1-2% for the remainder of 2011 and for 2012. Unemployment has not declined, the housing market remains weak and lending policies are restrictive. As we have often stated, it is likely that deleveraging will be a headwind for the foreseeable future.

As has been the case for some time now, we continue to monitor developments in China with great interest and increasing concern. The Chinese economy has been a tremendous source of strength for many years now, in particular during the financial crisis and thus far in the aftermath. Policy makers have been actively trying to cool growth as inflation pressures have mounted; however, it remains to be seen whether their policies will be effective. Many parts of the global economy have come to depend on steady, strong growth in China, thus any significant disruption of this trend could be quite a shock.

Contributors to Performance

Our holdings in health care, financials and consumer staples contributed the most to performance, and this was divided roughly evenly between stock selection and group

4 | SEPTEMBER 30, 2011

(unaudited)

weight. From a geographic perspective, holdings in Japan, the U.K. and the U.S. led performance, nearly entirely due to stock selection.

Exxon Mobil, the largest publicly-traded integrated oil and gas firm, was the top individual contributor for the year. We believe Exxon is a high quality operator and trades at a premium valuation as a result. We purchased our position after a period of relative underperformance for the stock, in particular due to the acquisition of XTO Energy, a large deal which was not received well by the market. The shares performed well last year as oil prices rebounded and there was renewed optimism regarding global economic growth. We took the opportunity of this strength to sell our position during the year.

Insurance brokers Willis Group and Aon were also leading contributors. Both companies benefitted from solid operating results and a sense of optimism regarding the potential for insurance pricing to turn higher, which if it happened would likely help the brokers meaningfully. In addition, Aon was seen to have a sizeable opportunity in integrating and potentially cross-selling products and services from recently acquired human resources consulting firm Hewitt Associates. The strong stock price performance led to less attractive reward-to-risk parameters, in our view, and we exited both positions during the year.

Covidien, a global health care products firm, was another top contributor. The company has been successful in its efforts to grow sales and expand margins by investing in higher value-add products, in addition to capitalizing on broad, global demand for its portfolio of products. In addition, Covidien has committed to an attractive level of free cash flow distributions to shareholders through a combination of dividends and share buybacks. We sold out of our position during the year, taking advantage of the strong stock price performance.

Detractors from Performance

Stock selection in utilities and energy hurt performance during the year, as did our underweight in information technology and consumer discretionary. Stock selection in South Korea and Hong Kong detracted from performance, as did our overweight in France, underweight in the U.S. and overweight in the Netherlands.

A number of our U.S. regional bank holdings suffered significant losses during the period, most notably First Niagara, FirstMerit and Glacier Bancorp. Lending activity has generally been weak, and net interest margins have been pressured as the yield curve has shifted lower and flatter. As a result, the stock market has pushed the price-to-tangible book value ratio for many banks – including high quality operations – to decade lows. We like these companies for their relatively straightforward business models (these are not black box Wall Street banks), stable deposit franchises, high levels of tangible equity capital, and low valuations relative to earnings, book value and dividends. We added to a number of our holdings during the year.

Hewlett-Packard was another big decliner for the year. While we purchased the stock well below its 2010 highs after a period of considerable difficult news including the scandalous exit of the CEO, questionable acquisitions and weak operating results, events nonetheless have proceeded from bad to worse and the stock is down substantially since our purchase. Even after considering all of the company’s current difficulties, we believe Hewlett remains financially strong, generates significant free cash flow and trades for a very modest multiple of earnings. We continued to hold a small position at period end.

Package and mail delivery firm TNT – which split into 2 companies during the period, TNT Express and PostNL – saw both stocks hit hard for the year. The combination of weak operating results at each separate company, the sovereign debt crisis and related economic fears in home market Europe and natural shareholder turnover associated with this type of corporate transaction was too much for the stocks. We believe each is inexpensive relative to earning power, and have held our positions.

Portfolio Positioning & Outlook

Our positioning generally remains consistent with prior periods. We are overweight health care, consumer staples and telecommunications, while underweight materials, energy and industrials. From a country perspective we remain overweight Japan, South Korea (which is not in the benchmark) and the U.K., while underweight the U.S., Canada and Australia. Cash remains elevated at approximately 14% of the portfolio. We are approximately 60% hedged on our yen exposure and 50% on our euro exposure, on a trading (as opposed to operational) basis. (Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.)

Offsetting the gloomy economic backdrop, to some extent, is the fact that stock prices have come down. In our view, Japan remains the cheapest major market in the world, by a considerable margin. More recently, however, European stocks have been hammered on the above-mentioned macro concerns, and are looking increasingly attractive relative to both cyclically adjusted earnings and book

Janus Value Fund | 5

Perkins Global Value Fund (unaudited)

value. While we haven’t yet meaningfully increased our exposure to the Continent, we have been spending considerable time looking over the biggest stock price losers thus far in the selloff. The U.S. appears to remain the most expensive of the major markets, though with considerable internal variance across the market cap spectrum as well as amongst various sectors.

As we consider the very uncertain macro environment in the context of lower stock prices, we are left with a situation that leads us to err on the side of caution. This is consistent with our focus on downside risk and the importance of preservation of capital in compounding positive long term returns. This is accentuated by the fact that volatility and correlations are at high levels so in a short term sense, stock selection is somewhat more difficult, in our view. We do believe that these levels of volatility and correlations create good long-term opportunities, but that also encourages us to be selective and demanding in our criteria for investment commitments.

Thank you for your co-investment in Perkins Global Value Fund.

6 | SEPTEMBER 30, 2011

(unaudited)

Perkins Global Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Exxon Mobil Corp.	1.02%
Willis Group Holdings, Ltd.	0.84%
Covidien PLC (U.S. Shares)	0.64%
AON Corp.	0.52%
British American Tobacco PLC	0.43%

5 Bottom Performers – Holdings

Contribution

First Niagara Financial Group, Inc.	–0.61%
FirstMerit Corp.	–0.46%
Hewlett-Packard Co.	–0.44%
Glacier Bancorp, Inc.	–0.44%
PostNL	–0.42%

5 Top Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Health Care	3.13%	22.60%	9.58%
Consumer Staples	2.22%	23.99%	9.95%
Energy	0.74%	5.64%	11.21%
Information Technology	0.66%	11.17%	11.62%
Consumer Discretionary	0.53%	3.75%	10.35%

5 Bottom Performers – Sectors*

		Fund Weighting	Morgan Stanley Capital International
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Financials	–1.32%	14.70%	19.80%
Utilities	–0.53%	1.87%	3.92%
Materials	0.03%	1.52%	8.05%
Telecommunication Services	0.11%	8.44%	4.25%
Industrials	0.24%	6.32%	11.27%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Value Fund | 7

Perkins Global Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of September 30, 2011

Microsoft Corp. Applications Software	2.8%
Johnson & Johnson Medical Products	2.8%
Novartis A.G. Medical – Drugs	2.6%
Vodafone Group PLC Cellular Telecommunications	2.5%
Wal-Mart Stores, Inc. Retail – Discount	2.5%

13.2%

Asset Allocation – (% of Net Assets)
As of September 30, 2011

Emerging markets comprised 4.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of September 30, 2011

As of September 30, 2010

8 | SEPTEMBER 30, 2011

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended September 30, 2011					per the January 28, 2011 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Perkins Global Value Fund – Class A Shares
NAV	1.97%	1.00%	5.74%	4.66%	1.40%
MOP	–3.91%	–0.19%	5.12%	4.06%

Perkins Global Value Fund – Class C Shares
NAV	1.38%	0.30%	5.01%	3.93%	2.19%
CDSC	0.39%	0.30%	5.01%	3.93%

Perkins Global Value Fund – Class D Shares(1)	2.30%	1.24%	6.00%	4.91%	1.30%

Perkins Global Value Fund – Class I Shares	2.40%	1.08%	5.92%	4.83%	1.28%

Perkins Global Value Fund – Class S Shares	1.96%	1.03%	5.69%	4.61%	1.64%

Perkins Global Value Fund – Class T Shares	2.18%	1.20%	5.98%	4.89%	1.38%

Morgan Stanley Capital International World IndexSM	–4.35%	–2.23%	3.71%	2.06%

Morgan Stanley Capital International All Country World IndexSM	–6.01%	–1.59%	4.45%	2.73%

Lipper Quartile – Class T Shares	1st	1st	1st	1st

Lipper Ranking – based on total return for Global Funds	30/641	32/339	30/165	21/160

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital) for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Value Fund | 9

Perkins Global Value Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class D Shares, Class I Shares, Class S Shares, and Class T Shares, a 2% redemption fee may be imposed on shares held for 90 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The expense information shown was determined based on net assets as of the fiscal period ended September 30, 2010. (All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.)

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Due to certain investment strategies, the Fund may hold a significant portion of its assets in cash or cash equivalents.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers. If each class of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective class may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance for Class D Shares for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers. If Class D Shares had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares had been available during periods prior to July 6, 2009, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics.

June 30, 2001 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

10 | SEPTEMBER 30, 2011

(unaudited)

See Notes to Schedule of Investments for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – June 29, 2001
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$925.90	$4.49

Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.71

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$922.20	$8.43

Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	$8.85

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$926.20	$4.64

Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$926.70	$4.20

Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$924.80	$6.18

Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.48

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(4/1/11)	(9/30/11)	(4/1/11 - 9/30/11)†

Actual	$1,000.00	$926.10	$4.97

Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.22

†	Expenses are equal to the annualized expense ratio of 0.93% for Class A Shares, 1.75% for Class C Shares, 0.96% for Class D Shares, 0.87% for Class I Shares, 1.28% for Class S Shares and 1.03% for Class T Shares multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Janus Value Fund | 11

Perkins Global Value Fund

Schedule of Investments

As of September 30, 2011

Shares or Principal Amount		Value

Common Stock – 86.1%
Aerospace and Defense – 0.8%
13,760	General Dynamics Corp.	$782,806
Agricultural Chemicals – 0.8%
137,000	Nitto FC Co., Ltd.**	795,033
Applications Software – 2.8%
107,195	Microsoft Corp.	2,668,084
Beverages – Non-Alcoholic – 2.0%
30,895	PepsiCo, Inc.	1,912,401
Beverages – Wine and Spirits – 0.7%
37,270	Diageo PLC	709,004
Brewery – 1.7%
40,245	Molson Coors Brewing Co. – Class B	1,594,104
Cable/Satellite Television – 0.7%
32,280	Comcast Corp.	667,873
Cellular Telecommunications – 5.6%
24,235	Rogers Communications, Inc.	829,810
16,895	SK Telecom Co., Ltd.	2,128,146
938,986	Vodafone Group PLC*	2,424,492
		5,382,448
Chemicals – Specialty – 0.4%
58,000	Nippon Fine Chemical Co., Ltd.**	390,907
Commercial Banks – 3.3%
84,020	FirstMerit Corp.	954,467
106,630	Glacier Bancorp, Inc.	999,123
18,970	Hancock Holding Co.	508,016
47,260	TCF Financial Corp.	432,902
15,425	West Coast Bancorp.*	215,950
		3,110,458
Commercial Services – Finance – 0.4%
24,740	Western Union Co.	378,275
Computers – 0.3%
14,655	Hewlett-Packard Co.	329,005
Cosmetics and Toiletries – 2.2%
35,600	Pola Orbis Holdings, Inc.**	1,050,295
16,165	Procter & Gamble Co.	1,021,305
		2,071,600
Dental Supplies and Equipment – 0.4%
4,500	Nakanishi, Inc.**	408,647
Electric – Integrated – 1.5%
8,495	Entergy Corp.	563,134
16,619	GDF Suez**	496,410
12,025	PPL Corp.	343,193
		1,402,737
Electric Products – Miscellaneous – 0.8%
30,800	Icom, Inc.**	788,031
Electronic Connectors – 1.7%
17,400	Hirose Electric Co., Ltd.**	1,617,381
Electronic Measuring Instruments – 1.0%
63,200	Cosel Co., Ltd.**	947,976
Food – Miscellaneous/Diversified – 4.8%
8,258	Groupe Danone**	508,151
31,471	Nestle S.A.	1,730,544
87,783	Orkla A.S.A.	668,342
53,629	Unilever N.V.**	1,698,459
		4,605,496
Food – Retail – 2.6%
14,340	Carrefour S.A.**	326,186
14,340	Distribuidora Internacional de Alimentacion S.A.*,**	56,465
366,496	Tesco PLC	2,143,541
		2,526,192
Internet Security – 0.2%
13,280	Symantec Corp.*	216,464
Leisure & Recreation Products – 0.2%
47,000	Sansei Yusoki Co., Ltd.**	238,461
Machinery – Pumps – 0.5%
54,000	Tsurumi Manufacturing Co., Ltd.**	451,801
Medical – Biomedical and Genetic – 1.4%
24,135	Amgen, Inc.	1,326,218
Medical – Drugs – 10.6%
30,255	Abbott Laboratories	1,547,241
97,025	GlaxoSmithKline PLC	2,002,981
43,613	Novartis A.G.	2,434,828
58,480	Pfizer, Inc.	1,033,926
10,190	Roche Holding A.G.	1,639,927
21,397	Sanofi**	1,404,753
		10,063,656
Medical – HMO – 0.9%
12,535	WellPoint, Inc.	818,285
Medical Instruments – 3.9%
58,300	As One Corp.**	1,219,306
23,700	Fukuda Denshi Co., Ltd.**	718,637
590	Medikit Co., Ltd.**	191,119
47,725	Medtronic, Inc.	1,586,379
		3,715,441
Medical Products – 2.8%
41,620	Johnson & Johnson	2,651,610
Metal Products – Distributors – 0.6%
82,400	Furusato Industries, Ltd.**	602,601
Metal Products – Fasteners – 0.8%
69,800	Kitagawa Industries Co., Ltd.**	745,885
Miscellaneous Manufacturing – 0.3%
30,200	Mirai Industry Co., Ltd.**	326,827
Multi-Line Insurance – 2.6%
42,495	Allstate Corp.	1,006,706
29,125	Old Republic International Corp.	259,795
51,310	Unitrin, Inc.	1,229,388
		2,495,889
Multimedia – 0.3%
8,460	Time Warner, Inc.	253,546
Networking Products – 0.8%
48,510	Cisco Systems, Inc.	751,420
Non-Hazardous Waste Disposal – 0.3%
11,815	Republic Services, Inc.	331,529
Oil Companies – Exploration and Production – 0.4%
6,190	Devon Energy Corp.	343,174

See Notes to Schedule of Investments and Financial Statements.

12 | SEPTEMBER 30, 2011

Schedule of Investments

As of September 30, 2011

Shares or Principal Amount		Value

Oil Companies – Integrated – 3.4%
29,855	BP PLC	$1,076,870
48,263	Total S.A.**	2,127,714
		3,204,584
Property and Casualty Insurance – 1.9%
80,000	NKSJ Holdings, Inc.**	1,767,798
Protection – Safety – 1.0%
32,600	Secom Joshinetsu Co., Ltd.**	991,615
Publishing – Books – 1.7%
30,240	Daekyo Co., Ltd.	153,630
192,280	Reed Elsevier PLC	1,464,638
		1,618,268
Real Estate Operating/Development – 0.6%
35,470	St. Joe Co.*	531,695
REIT – Diversified – 0.5%
30,190	Weyerhaeuser Co.	469,455
REIT – Mortgage – 0.6%
36,365	Annaly Mortgage Management, Inc.	604,750
Retail – Discount – 2.5%
45,455	Wal-Mart Stores, Inc.	2,359,114
Retail – Drug Store – 0.3%
7,715	CVS Caremark Corp.	259,070
Savings/Loan/Thrifts – 3.9%
7,240	Capitol Federal Financial	76,454
180,091	First Niagara Financial Group, Inc.	1,647,833
26,290	Investors Bancorp, Inc.*	332,043
128,740	Washington Federal, Inc.	1,640,147
		3,696,477
Schools – 0.5%
133,824	Shingakukai Co., Ltd.**	489,624
Seismic Data Collection – 0.2%
117,615	Pulse Seismic, Inc.	216,683
Steel – Producers – 0.4%
1,201	POSCO	369,297
Telecommunication Services – 0.6%
26,295	Vivendi**	536,822
Telephone – Integrated – 2.3%
76,265	AT&T, Inc.	2,175,078
Tobacco – 3.3%
5,506	British American Tobacco PLC	233,343
39,109	Imperial Tobacco Group PLC	1,320,571
26,160	KT&G Corp.	1,631,943
		3,185,857
Transportation – Air Freight – 0.3%
40,180	TNT Express N.V.**	277,206
Transportation – Services – 0.2%
40,180	PostNL**	175,929
Water – 0.5%
33,838	Suez Environment S.A.**	471,571
Wire and Cable Products – 0.3%
99,000	Nichia Steel Works, Ltd.**	258,069

Total Common Stock (cost $83,067,641)		82,080,227

Repurchase Agreement – 14.3%
$13,585,000	ING Financial Markets LLC 0.0700%, dated 9/30/11 maturing 10/3/11 to be repurchased at $13,585,079 collateralized by $10,432,960 in U.S. Treasuries 0.3750%-5.3750%, 8/31/12-2/15/36 with a value of $13,857,054 (cost $13,585,000)	13,585,000

Total Investments (total cost $96,652,641) – 100.4%		95,665,227

Liabilities, net of Cash, Receivables and Other Assets– (0.4)%		(336,252)

Net Assets – 100%		$95,328,975

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$1,046,493	1.1%
France	5,871,607	6.1%
Japan	14,000,013	14.6%
Netherlands	2,151,594	2.2%
Norway	668,342	0.7%
South Korea	4,283,016	4.5%
Spain	56,465	0.1%
Switzerland	5,805,299	6.1%
United Kingdom	11,375,440	11.9%
United States††	50,406,958	52.7%

Total	$95,665,227	100.0%

††	Includes Cash Equivalents (38.5% excluding Cash Equivalents).

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency Sold and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC: Japanese Yen 10/27/11	329,000,000	$4,268,254	$14,373

HSBC Securities (USA), Inc.: Japanese Yen 10/6/11	553,000,000	7,171,810	53,045

JPMorgan Chase & Co.: Euro 10/20/11	3,000,000	4,018,202	73,048

Total		$15,458,266	$140,466

See Notes to Schedule of Investments and Financial Statements.

Janus Value Fund | 13

Statement of Assets and Liabilities

As of September 30, 2011	Perkins Global
(all numbers in thousands except net asset value per share)	Value Fund

Assets:
Investments at cost	$96,653
Investments at value	$82,080
Repurchase agreements(1)	13,585
Receivables:
Investments sold	447
Fund shares sold	14
Dividends	187
Foreign dividend tax reclaim	50
Interest	–
Non-interested Trustees’ deferred compensation	3
Other assets	7
Forward currency contracts	140
Total Assets	96,513
Liabilities:
Payables:
Due to custodian	2
Investments purchased	1,013
Fund shares repurchased	13
Dividends	–
Advisory fees	48
Fund administration fees	1
Administrative services fees	11
Distribution fees and shareholder servicing fees	–
Administrative, networking and omnibus fees	1
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	3
Accrued expenses and other payables	91
Total Liabilities	1,184
Net Assets	$95,329

See footnotes at the end of the Statement.

See Notes to Financial Statements.

14 | SEPTEMBER 30, 2011

As of September 30, 2011	Perkins Global
(all numbers in thousands except net asset value per share)	Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$92,055
Undistributed net investment income*	1,645
Undistributed net realized gain from investment and foreign currency transactions*	2,473
Unrealized net depreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(844)
Total Net Assets	$95,329
Net Assets - Class A Shares	$248
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21
Net Asset Value Per Share(2)	$11.62
Maximum Offering Price Per Share(3)	$12.33
Net Assets - Class C Shares	$133
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12
Net Asset Value Per Share(2)	$11.50
Net Assets - Class D Shares	$70,479
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,041
Net Asset Value Per Share	$11.67
Net Assets - Class I Shares	$4,517
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	392
Net Asset Value Per Share	$11.51
Net Assets - Class S Shares	$370
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32
Net Asset Value Per Share	$11.68
Net Assets - Class T Shares	$19,582
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,680
Net Asset Value Per Share	$11.66

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $13,585,000.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Value Fund | 15

Statement of Operations

For the fiscal year ended September 30, 2011	Perkins Global
(all numbers in thousands)	Value Fund

Investment Income:
Interest	$16
Dividends	3,532
Foreign tax withheld	(175)
Total Investment Income	3,373
Expenses:
Advisory fees	629
Shareholder reports expense	86
Transfer agent fees and expenses	32
Registration fees	84
Custodian fees	11
Professional fees	45
Non-interested Trustees’ fees and expenses	4
Fund administration fees	3
Administrative services fees - Class D Shares	92
Administrative services fees - Class S Shares	1
Administrative services fees - Class T Shares	53
Distribution fees and shareholder servicing fees - Class A Shares	–
Distribution fees and shareholder servicing fees - Class C Shares	1
Distribution fees and shareholder servicing fees - Class S Shares	1
Administrative, networking and omnibus fees - Class A Shares	–
Administrative, networking and omnibus fees - Class C Shares	–
Administrative, networking and omnibus fees - Class I Shares	3
Other expenses	22
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	1,067
Expense and Fee Offset	(1)
Net Expenses	1,066
Net Investment Income	2,307
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	7,794
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(7,594)
Net Gain on Investments	200
Net Increase in Net Assets Resulting from Operations	$2,507

See Notes to Financial Statements.

16 | SEPTEMBER 30, 2011

Statements of Changes in Net Assets

For the fiscal year ended September 30, 2011, the eleven-month fiscal period ended	Perkins Global
September 30, 2010 and the fiscal year ended October 31, 2009	Value Fund
(all numbers in thousands)	2011	2010(1)	2009

Operations:
Net investment income	$2,307	$2,287	$893
Net realized gain/(loss) from investment and foreign currency transactions	7,794	2,088	(6,125)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(7,594)	2,954	26,251
Net Increase in Net Assets Resulting from Operations	2,507	7,329	21,019
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(3)	(3)	–
Class C Shares	–	–	–
Class D Shares	(1,622)	–	N/A
Class I Shares	(74)	(9)	–
Class S Shares	(12)	–	–
Class T Shares	(423)	(1,322)	(1,167)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–
Class C Shares	–	–	–
Class D Shares	–	–	N/A
Class I Shares	–	–	–
Class S Shares	–	–	–
Class T Shares	–	–	(5,568)
Net Decrease from Dividends and Distributions	(2,134)	(1,334)	(6,735)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

Janus Value Fund | 17

Statements of Changes in Net Assets  (continued)

For the fiscal year ended September 30, 2011, the eleven-month fiscal period ended	Perkins Global
September 30, 2010 and the fiscal year ended October 31, 2009	Value Fund
(all numbers in thousands)	2011	2010(1)	2009

Capital Share Transactions:
Shares Sold
Class A Shares	202	369	16
Class C Shares	136	3	13
Class D Shares	6,843	3,103	N/A
Class I Shares	2,812	2,581	574
Class S Shares	82	685	16
Class T Shares	2,960	5,383	8,308
Shares Issued in Connection with Restructuring (Note 8)
Class D Shares	N/A	76,508	N/A
Redemption Fees
Class D Shares	2	3	N/A
Class I Shares	1	–	–
Class S Shares	–	–	–
Class T Shares	1	1	7
Reinvested Dividends and Distributions
Class A Shares	3	3	–
Class C Shares	–	–	–
Class D Shares	1,596	–	N/A
Class I Shares	71	–	–
Class S Shares	12	–	–
Class T Shares	415	1,300	6,620
Shares Repurchased
Class A Shares	(112)	(225)	–
Class C Shares	(13)	(2)	–
Class D Shares	(12,863)	(8,171)	N/A
Class I Shares	(927)	(640)	(4)
Class S Shares	(397)	(61)	(6)
Class T Shares	(4,806)	(10,406)	(16,436)
Shares Reorganized in Connection with Restructuring (Note 8)
Class T Shares	N/A	(76,508)	N/A
Net Decrease from Capital Share Transactions	(3,982)	(6,074)	(892)
Net Increase/(Decrease) in Net Assets	(3,609)	(79)	13,392
Net Assets:
Beginning of period	98,938	99,017	85,625
End of period	$95,329	$98,938	$99,017

Undistributed Net Investment Income*	$1,645	$1,337	$413

*	See Note 5 in Notes to Financial Statements.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
See Notes to Financial Statements.

18 | SEPTEMBER 30, 2011

Financial Highlights

Class A Shares

For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month fiscal	Perkins Global Value Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.60	$10.90	$9.44
Income from Investment Operations:
Net investment income	.25	.19	.06
Net gain/(loss) on investments (both realized and unrealized)	(.01)	.68	1.40
Total from Investment Operations	.24	.87	1.46
Less Distributions and Other:
Dividends (from net investment income)*	(.22)	(.17)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–	–
Total Distributions and Other	(.22)	(.17)	–
Net Asset Value, End of Period	$11.62	$11.60	$10.90
Total Return**	1.97%	8.08%	15.47%
Net Assets, End of Period (in thousands)	$248	$160	$16
Average Net Assets for the Period (in thousands)	$184	$189	$6
Ratio of Gross Expenses to Average Net Assets***(4)	1.27%	1.40%	0.93%
Ratio of Net Expenses to Average Net Assets***(4)	1.26%	1.40%	0.84%
Ratio of Net Investment Income to Average Net Assets***	2.01%	2.45%	0.50%
Portfolio Turnover Rate***	51%	54%	62%

Class C Shares

For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month fiscal	Perkins Global Value Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.52	$10.92	$9.44
Income from Investment Operations:
Net investment income	.23	.16	.03
Net gain/(loss) on investments (both realized and unrealized)	(.06)	.60	1.45
Total from Investment Operations	.17	.76	1.48
Less Distributions and Other:
Dividends (from net investment income)*	(.19)	(.16)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–	–
Total Distributions and Other	(.19)	(.16)	–
Net Asset Value, End of Period	$11.50	$11.52	$10.92
Total Return**	1.38%	7.03%	15.68%
Net Assets, End of Period (in thousands)	$133	$15	$13
Average Net Assets for the Period (in thousands)	$56	$13	$3
Ratio of Gross Expenses to Average Net Assets***(4)	1.90%	1.92%	1.79%
Ratio of Net Expenses to Average Net Assets***(4)	1.90%	1.91%	1.63%
Ratio of Net Investment Income to Average Net Assets***	1.73%	1.62%	0.31%
Portfolio Turnover Rate***	51%	54%	62%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See ‘Explanations of Charts, Tables and Financial Statements.‘

See Notes to Financial Statements.

Janus Value Fund | 19

Financial Highlights  (continued)

Class D Shares

	Perkins Global Value Fund
For a share outstanding during each fiscal year or period ended September 30	2011	2010(1)

Net Asset Value, Beginning of Period	$11.65	$11.16
Income from Investment Operations:
Net investment income	.30	.19
Net gain/(loss) on investments (both realized and unrealized)	(.02)	.30
Total from Investment Operations	.28	.49
Less Distributions and Other:
Dividends (from net investment income)*	(.26)	–
Distributions (from capital gains)*	–	–
Redemption fees	–(2)	–(2)
Total Distributions and Other	(.26)	–
Net Asset Value, End of Period	$11.67	$11.65
Total Return**	2.30%	4.39%
Net Assets, End of Period (in thousands)	$70,479	$74,552
Average Net Assets for the Period (in thousands)	$76,920	$74,175
Ratio of Gross Expenses to Average Net Assets***(3)	1.03%	1.30%
Ratio of Net Expenses to Average Net Assets***(3)	1.03%	1.30%
Ratio of Net Investment Income to Average Net Assets***	2.25%	2.61%
Portfolio Turnover Rate***	51%	54%

Class I Shares

For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month fiscal	Perkins Global Value Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$11.52	$10.92	$9.44
Income from Investment Operations:
Net investment income	.38	.16	.02
Net gain/(loss) on investments (both realized and unrealized)	(.09)	.61	1.46
Total from Investment Operations	.29	.77	1.48
Less Distributions and Other:
Dividends (from net investment income)*	(.30)	(.17)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(2)	–	–
Total Distributions and Other	(.30)	(.17)	–
Net Asset Value, End of Period	$11.51	$11.52	$10.92
Total Return**	2.40%	7.15%	15.68%
Net Assets, End of Period (in thousands)	$4,517	$2,675	$562
Average Net Assets for the Period (in thousands)	$3,934	$600	$58
Ratio of Gross Expenses to Average Net Assets***(3)	0.91%	1.28%	0.85%
Ratio of Net Expenses to Average Net Assets***(3)	0.90%	1.27%	0.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.55%	1.33%	(0.10)%
Portfolio Turnover Rate***	51%	54%	62%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010. Please see Note 8 regarding the restructuring of former Class J Shares.
(2)	Redemption fees aggregated less than $.01 on a per share basis.
(3)	See ‘Explanations of Charts, Tables and Financial Statements.‘
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

20 | SEPTEMBER 30, 2011

Class S Shares

For a share outstanding during the fiscal year ended September 30, 2011, the eleven-month fiscal	Perkins Global Value Fund
period ended September 30, 2010 and the fiscal period ended October 31, 2009	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.67	$11.02	$9.44
Income from Investment Operations:
Net investment income	.27	.18	.16
Net gain/(loss) on investments (both realized and unrealized)	(.03)	.64	1.25
Total from Investment Operations	.24	.82	1.41
Less Distributions and Other:
Dividends (from net investment income)*	(.23)	(.17)	–
Distributions (from capital gains)*	–	–	–
Redemption fees	–(3)	–	.17
Total Distributions and Other	(.23)	(.17)	.17
Net Asset Value, End of Period	$11.68	$11.67	$11.02
Total Return**	1.96%	7.51%	16.74%
Net Assets, End of Period (in thousands)	$370	$653	$11
Average Net Assets for the Period (in thousands)	$510	$439	$9
Ratio of Gross Expenses to Average Net Assets***(4)	1.36%	1.64%	1.13%
Ratio of Net Expenses to Average Net Assets***(4)	1.36%	1.64%	1.09%
Ratio of Net Investment Income to Average Net Assets***	1.67%	2.34%	1.10%
Portfolio Turnover Rate***	51%	54%	62%

Class T Shares

For a share outstanding during the fiscal year ended
September 30, 2011, the eleven-month fiscal period ended	Perkins Global Value Fund
September 30, 2010 and each fiscal year ended October 31	2011	2010(1)	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$11.64	$10.95	$9.36	$17.21	$15.32	$13.91
Income from Investment Operations:
Net investment income	.29	.18	.23	.15	.07	.10
Net gain/(loss) on investments (both realized and unrealized)	(.03)	.66	2.11	(7.26)	4.13	1.42
Total from Investment Operations	.26	.84	2.34	(7.11)	4.20	1.52
Less Distributions and Other:
Dividends (from net investment income)*	(.24)	(.15)	(.13)	(.27)	(.09)	(.11)
Distributions (from capital gains)*	–	–	(.62)	(.48)	(2.22)	–
Redemption fees	–(3)	–(3)	–(3)	.01	–(3)	–(3)
Total Distributions and Other	(.24)	(.15)	(.75)	(.74)	(2.31)	(.11)
Net Asset Value, End of Period	$11.66	$11.64	$10.95	$9.36	$17.21	$15.32
Total Return**	2.18%	7.70%	27.37%	(42.89)%	30.59%	10.96%
Net Assets, End of Period (in thousands)	$19,582	$20,883	$98,415	$85,625	$188,616	$145,667
Average Net Assets for the Period (in thousands)	$21,082	$48,157	$84,893	$136,813	$162,723	$161,256
Ratio of Gross Expenses to Average Net Assets***(4)	1.09%	1.09%	1.31%	1.25%	1.07%	1.17%(5)
Ratio of Net Expenses to Average Net Assets***(4)	1.09%	1.09%	1.30%	1.24%	1.06%	1.15%
Ratio of Net Investment Income to Average Net Assets***	2.18%	2.41%	1.05%	0.70%	0.43%	0.57%
Portfolio Turnover Rate***	51%	54%	62%	18%	14%	38%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $.01 on a per share basis.
(4)	See ‘Explanations of Charts, Tables and Financial Statements.‘
(5)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and increased the ratio by 0.02%.

See Notes to Financial Statements.

Janus Value Fund | 21

Notes to Schedule of Investments

Lipper Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2011. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of September 30, 2011)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Perkins Global Value Fund
Common Stock
Agricultural Chemicals	$–	$795,033	$–
Beverages – Wine and Spirits	–	709,004	–
Cellular Telecommunications	829,810	4,552,638	–
Chemicals – Specialty	–	390,907	–
Cosmetics and Toiletries	1,021,305	1,050,295	–
Dental Supplies and Equipment	–	408,647	–
Electric – Integrated	906,327	496,410	–
Electric Products – Miscellaneous	–	788,031	–
Electronic Connectors	–	1,617,381	–
Electronic Measuring Instruments	–	947,976	–
Food – Miscellaneous/Diversified	–	4,605,496	–
Food – Retail	–	2,526,192	–
Leisure and Recreation Products	–	238,461	–
Machinery – Pumps	–	451,801	–
Medical – Drugs	2,581,167	7,482,489	–
Medical Instruments	1,586,379	2,129,062	–
Metal Products – Distributors	–	602,601	–
Metal Products – Fasteners	–	745,885	–
Miscellaneous Manufacturing	–	326,827	–
Oil Companies – Integrated	–	3,204,584	–
Property and Casualty Insurance	–	1,767,798	–
Protection – Safety	–	991,615	–
Publishing – Books	–	1,618,268	–
Schools	–	489,624	–
Steel – Producers	–	369,297	–
Telecommunication Services	–	536,822	–
Tobacco	–	3,185,857	–
Transportation – Air Freight	–	277,206	–
Transportation – Services	–	175,929	–
Water	–	471,571	–
Wire and Cable Products	–	258,069	–
All Other	30,943,463	–	–

Repurchase Agreement	–	13,585,000	–

Total Investments in Securities	$37,868,451	$57,796,776	$–

22 | SEPTEMBER 30, 2011

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Other Financial Instruments(b):	$–	$140,466	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of September 30, 2011 is noted below.

Fund	Aggregate Value

Perkins Global Value Fund	$22,079,681

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Value Fund | 23

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Global Value Fund is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal year ended September 30, 2011. The Trust offers forty-two funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural

24 | SEPTEMBER 30, 2011

disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Income Taxes.” These provisions require an evaluation

Janus Value Fund | 25

Notes to Financial Statements (continued)

of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended September 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close

26 | SEPTEMBER 30, 2011

of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2011 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

The Fund adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Fund’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the fiscal year.

There were no Level 3 securities during the fiscal year.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on swap contracts, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the fiscal year ended September 30, 2011 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Fund may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements

Janus Value Fund | 27

Notes to Financial Statements (continued)

are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fund’s custodian.

In accordance with FASB guidance, the Fund adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

28 | SEPTEMBER 30, 2011

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2011.

Fair Value of Derivative Instruments as of September 30, 2011

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Perkins Global Value Fund
Foreign Exchange Contracts	Forward currency contracts	$140,466

Total		$140,466

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the fiscal year ended September 30, 2011.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended September 30, 2011

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Perkins Global Value Fund

Foreign Exchange Contracts	$–	$–	$–	$(1,052,648)	$(1,052,648)

Total	$–	$–	$–	$(1,052,648)	$(1,052,648)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Perkins Global Value Fund

Foreign Exchange Contracts	$–	$–	$–	$366,782	$366,782

Total	$–	$–	$–	$366,782	$366,782

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Fund’s volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd- Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd- Frank Act provides for widespread regulation of financial

Janus Value Fund | 29

Notes to Financial Statements (continued)

institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

30 | SEPTEMBER 30, 2011

Exchange-Traded Notes
The Fund may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s total return. The Fund will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital or the subadviser, as applicable, will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Fund may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Fund may be party to interfund lending agreements between the Fund and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Fund’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Real Estate Investing
The Fund may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or nonaffiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Fund’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Fund’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Janus Value Fund | 31

Notes to Financial Statements (continued)

The Fund did not have any securities on loan during the fiscal year ended September 30, 2011.

Short Sales
The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Fund is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Statement of Operations (if applicable), on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base
Fee (%)
Fund	(annual rate)

Perkins Global Value Fund	0.64

For the Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Global Value Fund	MSCI World IndexSM

Only the base fee rate applied until July 2011 for Perkins Global Value Fund. The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began July 2011 for the Fund.

32 | SEPTEMBER 30, 2011

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the fiscal year ended September 30, 2011, the Fund recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Perkins Global Value Fund	$(28,043)

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Janus Capital pays Perkins a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period.

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. The same level of services is expected to be provided under the subadvisory arrangement as is currently provided. Janus Capital owns approximately 78% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares of the Fund pay an annual administrative services fee of 0.12% of net assets. These administrative

Janus Value Fund | 33

Notes to Financial Statements (continued)

services fees are paid by the Shares of the Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of September 30, 2011 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended September 30, 2011 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $407,122 were paid to a Trustee under the Deferred Plan during the fiscal year ended September 30, 2011.

For the fiscal year ended September 30, 2011, Janus Capital assumed $56,697 of legal, consulting and Trustee costs and fees incurred by the funds in the Trust and Janus Aspen Series together with the Trust (the “Portfolios”), in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer. The Fund reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $577,423 was paid by the Trust during the fiscal year ended September 30, 2011. The Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

34 | SEPTEMBER 30, 2011

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal year ended September 30, 2011, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Global Value Fund	$2,182

A contingent deferred sales charge of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no contingent deferred sales charges paid by redeeming shareholders of Class A Shares to Janus Distributors during the fiscal year ended September 30, 2011.

Class C Shares include a 1.00% contingent deferred sales charge paid by redeeming shareholders to Janus Distributors. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. There were no contingent deferred sales charges paid by redeeming shareholders of Class C Shares during the fiscal year ended September 30, 2011.

A 2.00% redemption fee may be imposed on Class D Shares, Class I Shares, Class S Shares, and Class T Shares of the Fund held for 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund’s asset levels and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in Capital.

Total redemption fees received by the Fund for the fiscal year ended September 30, 2011 are indicated in the table below:

Fund	Redemption Fee

Perkins Global Value Fund	$4,469

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal year ended September 30, 2011, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	9/30/10	Purchases	Purchases	Redemptions	Redemptions	9/30/11

Perkins Global Value Fund - Class A Shares	$1,000	$–	–	$(1,000)	6/29/11	$–
Perkins Global Value Fund - Class C Shares	11,000	–	–	(11,000)	6/29/11	–
Perkins Global Value Fund - Class I Shares	11,000	–	–	(11,000)	6/29/11	–
Perkins Global Value Fund - Class S Shares	1,000	–	–	(1,000)	6/29/11	–

Janus Value Fund | 35

Notes to Financial Statements (continued)

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated		to Tax	Appreciation/
Fund	Income	Gains	Capital Losses	Post-October Deferrals	Differences	(Depreciation)

Perkins Global Value Fund	$2,167,446	$2,627,273	$–	$–	$210	$(1,521,005)

During the fiscal year ended September 30, 2011, the following capital loss carryovers were utilized by the Fund as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

Perkins Global Value Fund	$5,003,319

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2011 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

Perkins Global Value Fund	$97,186,232	$6,319,451	$(7,840,456)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

For the fiscal year ended September 30, 2011

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Global Value Fund	$2,133,648	$–	$–	$–

For the eleven-month fiscal period ended September 30, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

Perkins Global Value Fund	$1,334,201	$–	$–	$–

36 | SEPTEMBER 30, 2011

6.	Capital Share Transactions

For the fiscal year ended September 30, 2011,
the eleven-month fiscal period ended September 30, 2010
and the fiscal year ended October 31, 2009	Perkins Global Value Fund
(all numbers in thousands)	2011	2010(1)	2009(2)

Transactions in Fund Shares – Class A Shares:
Shares sold	16	33	1
Reinvested dividends and distributions	–	–	–
Shares repurchased	(9)	(20)	–
Net Increase/(Decrease) in Fund Shares	7	13	1
Shares Outstanding, Beginning of Period	14	1	–
Shares Outstanding, End of Period	21	14	1
Transactions in Fund Shares – Class C Shares:
Shares sold	12	–	1
Reinvested dividends and distributions	–	–	–
Shares repurchased	(1)	–	–
Net Increase/(Decrease) in Fund Shares	11	–	1
Shares Outstanding, Beginning of Period	1	1	–
Shares Outstanding, End of Period	12	1	1
Transactions in Fund Shares – Class D Shares:
Shares issued in connection with restructuring (Note 8)	N/A	6,853(3)	N/A
Shares sold	553	274(3)	N/A
Reinvested dividends and distributions	131	–(3)	N/A
Shares repurchased	(1,042)	(728)(3)	N/A
Net Increase/(Decrease) in Fund Shares	(358)	6,399(3)	N/A
Shares Outstanding, Beginning of Period	6,399	–(3)	N/A
Shares Outstanding, End of Period	6,041	6399(3)	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	230	238	51
Reinvested dividends and distributions	6	–	–
Shares repurchased	(76)	(57)	–
Net Increase/(Decrease) in Fund Shares	160	181	51
Shares Outstanding, Beginning of Period	232	51	–
Shares Outstanding, End of Period	392	232	51
Transactions in Fund Shares – Class S Shares:
Shares sold	7	60	2
Reinvested dividends and distributions	1	–	–
Shares repurchased	(32)	(5)	(1)
Net Increase/(Decrease) in Fund Shares	(24)	55	1
Shares Outstanding, Beginning of Period	56	1	–
Shares Outstanding, End of Period	32	56	1
Transactions in Fund Shares – Class T Shares:
Shares reorganized in connection with restructuring (Note 8)	N/A	(6,853)	N/A
Shares sold	240	477	898
Reinvested dividends and distributions	34	116	780
Shares repurchased	(389)	(930)	(1,843)
Net Increase/(Decrease) in Fund Shares	(115)	(7,190)	(165)
Shares Outstanding, Beginning of Period	1,795	8,985	9,150
Shares Outstanding, End of Period	1,680	1,795	8,985

(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009 for Class A Shares, Class C Shares, Class I Shares and Class S Shares and November 1, 2008 through October 31, 2009 for Class T Shares.
(3)	Transactions in Fund Shares for Class D Shares are for the period from February 16, 2010 (inception date) through September 30, 2010.

Janus Value Fund | 37

Notes to Financial Statements (continued)

7.	Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Global Value Fund	$46,342,132	$44,722,102	$–	$–

8.	Shares Issued in Connection with Restructuring

Effective February 16, 2010, Class J Shares were renamed Class T Shares and are available through certain financial intermediary platforms. In addition, Class J Shares held directly with Janus were moved to newly created Class D Shares, a share class dedicated to shareholders investing directly with Janus. Class D Shares commenced operations on February 16, 2010. The shares issued in connection with the restructuring from Class J Shares to Class D Shares are reflected on the Statements of Changes in Net Assets and in the Capital Share Transactions table in Note 6.

9.	Pending Legal Matters

Janus Capital is involved in one remaining lawsuit arising from the Securities and Exchange Commission’s and the Office of the New York State Attorney General’s 2003 market timing investigation which asserts derivative claims by investors in certain Janus funds ostensibly on behalf of such funds. The case (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518) is before the U.S. District Court for the District of Maryland. The trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the United States Court of Appeals for the Fourth Circuit. Oral arguments occurred in September 2011, with a decision expected in the first quarter of 2012.

In June 2011, after a trial court dismissal and subsequent appeal, the First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586 suit (a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims against JCGI and Janus Capital) was dismissed in JCGI’s and Janus Capital’s favor by the United States Supreme Court.

Janus Capital does not believe that these matters will materially affect its ability to continue providing services it has agreed to provide to the Janus funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future.

10.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Fund has early adopted the disclosure and is disclosing purchases and sales on a gross basis in the Level 3 roll forward accordingly. The adoption of this Accounting Standards Update did not have any impact on the Fund’s financial position or the results of its operations.

11.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2011 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38 | SEPTEMBER 30, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Perkins Global Value Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) at September 30, 2011 and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
November 17, 2011

Janus Value Fund | 39

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

40 | SEPTEMBER 30, 2011

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The total annual fund operating expenses ratio is based on average net assets as of the fiscal period ended September 30, 2010. The ratio also includes expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, this ratio may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

Janus Value Fund | 41

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4.	Statement of Operations

These statements detail the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Fund for shares held for 90 days or less by a shareholder. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the

42 | SEPTEMBER 30, 2011

nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Value Fund | 43

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the fiscal year ended September 30, 2011:

Dividends Received Deduction Percentage

Fund

Perkins Global Value Fund	46%

Qualified Dividend Income Percentage

Fund

Perkins Global Value Fund	100%

44 | SEPTEMBER 30, 2011

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Fund’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 52 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	52	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds); and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	52	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverage Co., Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

Janus Value Fund | 45

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11 - Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgwater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	52	Formerly, Chairman, National Retirement Partners, Inc. (network of advisors to 401(k) plans) (2005-2011); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	52	Independent Trustee of PayPal Funds (a money market fund) (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	52	Director of Red Robin Gourmet Burgers, Inc. (RRGB) (since 2004).

46 | SEPTEMBER 30, 2011

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	52	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	52	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions to corporate clients).

Janus Value Fund | 47

Trustees and Officers (unaudited) (continued)

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group, Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

48 | SEPTEMBER 30, 2011

Notes

Janus Value Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Perkins value funds seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (11/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-1011-164	125-02-02800 11-11

Item 2 — Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.
Item 3 — Audit Committee Financial Expert
Janus Investment Fund’s Board of Trustees has determined that the following members of Janus Investment Fund’s Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: Jerome S. Contro (Chairman), William D. Cvengros, and Dennis B. Mullen* who are all “independent” under the standards set forth in Item 3 to Form N-CSR. *Mr. Mullen retired effective October 6, 2011.
Item 4 — Principal Accountant Fees and Services
The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Investment Fund’s (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal periods ended September 30 as well as the last periods ended October 31, September 30, and July 31. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee(or its delegate) approves the services before the audit is completed.
Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
September 30	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2011	$712,288	$0	$255,451	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
September 30	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2010	$620,171	$0	$167,003	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
October 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2009	$540,512	$0	$79,074	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
September 30	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2009	$0	$0	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
July 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2009	$177,129	$0	$146,527	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Audit-Related Fees” were billed for amounts related to proxy statement review. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.
Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal periods ended September 30 as well as the last periods ended October 31, September 30, and July 31.
The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal years in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
September 30	Service Providers	Service Providers	Providers
2011	$55,001	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
September 30	Service Providers	Service Providers	Providers
2010	$51,724	$0	$189,400
Percentage approved pursuant to pre-approval exception	0%	0%	0%

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
October 31	Service Providers	Service Providers	Providers
2009	$96,518	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
September 30	Service Providers	Service Providers	Providers
2009	$224,438	$27,500	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
July 31	Service Providers	Service Providers	Providers
2009	$170,107	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%

The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review, proxy statement, non- recurring audit, merger review, and internal control examination.
Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal periods ended September 30 as well as the last periods ended October 31, September 30, and July 31 for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal years to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers (engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
September 30	(A)	(B)	(C)	and (C)1
2011	$0	$0	$0	$0

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers (engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
September 30	(A)	(B)	(C)	and (C)1
2010	$0	$0	$0	$0

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers (engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
October 31	(A)	(B)	(C)	and (C)1
2009	$0	$0	$0	$0

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers (engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
September 30	(A)	(B)	(C)	and (C)1
2009	$0	$0	$0	$0

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers (engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of (A), (B)
July 31	(A)	(B)	(C)	and (C)1
2009	$0	$0	$0	$0
1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.
Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5 — Audit Committee of Listed Registrants
                 Not applicable.
Item 6 — Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers or have direct investments in certain business operations in Sudan or Iran in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7 —	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies Not applicable.
Item 8 — Portfolio Managers of Closed-End Management Investment Companies
                 Not applicable.

Item 9 —	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable.

Item 10 —	Submission of Matters to a Vote of Security Holders The Registrant has made the following non-material change to its Nominating and Governance Committee charter concerning methods by which shareholders may recommend nominees to the Registrant’s Board of Trustees by increasing the number of days for a shareholder to submit further information as requested by the Nominating and Governance Committee from seven to fourteen days.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 — Exhibits

(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates it by reference.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund
By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: November 29, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: November 29, 2011

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)

Date: November 29, 2011